==============================================================================
                               SCHEDULE 14A
                              (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a)
                  of the Securities Exchange Act of 1934


              Filed by the Registrant  [x]
              Filed by a Party other than the Registrant  [ ]

              Check the appropriate box:
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              [ ] Confidential, for Use of the Commission Only (as
                  permitted by Rule 14a-6(c)(2))
              [ ] Definitive Proxy Statement
              [x] Definitive Additional Materials
              [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
                  Section 240.14a-12


                        RJR Nabisco Holdings Corp.

             (Name of Registrant as Specified In Its Charter)

                        RJR Nabisco Holdings Corp.

                (Name of Person(s) Filing Proxy Statement)

              Payment of Filing Fee (Check the appropriate box):

              [ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
                  14a-6(i)(2) or item 22(a)(2) of Schedule 14A.
              [ ] $500 per each party to the controversy pursuant to
                  Exchange Act Rule 14a-6(i)(3).
              [ ] Fee computed on table below per Exchange Act Rules 14a-
                  6(i)(4) and 0-11.

                  (1) Title of each class of securities to which
                      transaction applies:

                  (2) Aggregate number of securities to which transaction
                      applies:

                  (3) Per unit price or other underlying value of
                      transaction computed pursuant to Exchange Act Rule 0-
                      11:

                  (4) Proposed maximum aggregate value of transaction:

                  (5) Total fee paid:

              [x] Fee paid previously with preliminary materials.


              [ ] Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or
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                  (1) Amount Previously Paid:

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                                                                    1
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==============================================================================
In The Matter Of:

                       RJR NABISCO HOLDINGS CORP. v.
                          BENNETT S. LEBOW et al.

                             ----------------

                              ARNOLD I. BURNS
                          Vol. 1, January 23, 1996

                             ----------------

                          CLASSIC REPORTING, INC.
                           13 WEST 36th STREET
                             NEW YORK, NY 10018
                              (212) 268-2590

                   Original File ab012396.asc, 123 Pages
               Min-U-Script[Registered] File ID: 0082207275

          Word Index included with this Min-U-Script[Registered]

==============================================================================
                    IN THE UNITED STATES DISTRICT COURT

                 FOR THE MIDDLE DISTRICT OF NORTH CAROLINA

                  -------------------------------------x
                                                       :
                  RJR NABISCO HOLDINGS CORP.,          :
                                                       :
                                     Plaintiff,        :
                                                       :
                               -against-               : 6:95CV00812
                                                       :
                  BENNETT S. LEBOW, BROOKE GROUP LTD., :
                  And CARL C. ICAHN,                   :
                                                       :
                                     Defendants.       :
                                                       :
                  -------------------------------------x

                                     January 23, 1996
                                     10:40 A.M.

                               Deposition of ARNOLD I. BURNS,

                  taken by plaintiff pursuant to subpoena, at

                  the law offices of Wachtell Lipton Rosen &

                  Katz, 51 West 52nd Street, New York, New York

                  10019, before Donna Brunck, a Certified

                  Shorthand Reporter and Notary Public within

                  and for the State of New York.



















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             1

             2    A P P E A R A N C E S:

             3           WACHTELL LIPTON ROSEN & KATZ
                               Attorneys for Plaintiff
             4                 51 West 52nd Street
                               New York, New York 10019
             5
                         BY:   RACHELLE SILVERBERG, ESQ.
             6

             7           MILBANK, TWEED, HADLEY & McCLOY
                               Attorneys for Defendants
             8                 and the Witness
                               1 Chase Manhattan Plaza
             9                 New York, New York 10005-1413

            10           BY:  DUNCAN J. LOGAN, ESQ.

            11
                         PROSKAUER ROSE GOETZ & MENDELSOHN, L.L.P.
            12                 Attorneys for the Witness
                               1585 Broadway
            13                 New York, New York 10036-8299

            14           BY:   GREGG M. MASHBERG, ESQ.

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25







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             1

             2                 IT IS HEREBY STIPULATED AND AGREED by

             3    and among the attorneys for the respective parties

             4    herein that the sealing, filing and certification

             5    of the within deposition be waived; that such

             6    deposition may be signed and sworn to before any

             7    officer authorized to administer an oath, with the

             8    same force and effect as if signed and sworn to

             9    before a judge of this court.

            10                 IT IS FURTHER STIPULATED AND AGREED

            11    that all objections, except as to the form, are

            12    reserved to the time of the trial.

            13

            14

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25







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             1                        Burns

             2    A R N O L D   I.   B U R N S,

             3           having been first duly sworn by the

             4           Notary Public (Donna Brunck), was

             5           examined and testified as follows:

             6    EXAMINATION BY MS. SILVERBERG:

             7           Q.    Could you please state your name

             8    and address for the record?

             9           A.    Yes.  My name is Arnold I. Burns,

            10    and I live at 25 Sutton Place South in New

            11    York City.  Zip code is 10022.

            12           Q.    Could you please state your

            13    business address?

            14           A.    My business address is 1585

            15    Broadway in this city.  Zip code 10036.

            16           Q.    Are you an attorney?

            17           A.    Yes.

            18           Q.    Have you ever given a deposition

            19    before?

            20           A.    Yes, I have.

            21           Q.    How many times?

            22           A.    This will be my third deposition

            23    in 43 years.

            24           Q.    What was the first deposition you

            25    have given?







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             1                        Burns

             2           A.    Must have been 10 or 12 or 15

             3    years ago in a case captioned Mermelstein

             4    versus a bunch of people, a dispute arising

             5    out of his partnership, Mermelstein's

             6    partnership in a law firm with which I was

             7    previously associated.

             8           Q.    Were you a party to that

             9    litigation?

            10           A.    I don't know.  I simply don't

            11    remember.  I was surely a witness.  May not

            12    have been a party, may have been, I just don't

            13    remember.  I was in government service, I

            14    think, at the time that I gave the deposition.

            15                 MR. MASHBERG:  Just answer the

            16           question.

            17           Q.    What was the second deposition

            18    you gave?

            19           A.    About three weeks ago and that

            20    was in connection with a bankruptcy proceeding

            21    pending in the bankruptcy courts of the United

            22    States.

            23           Q.    In what district?

            24           A.    In Vermont.

            25           Q.    Are you a party in that







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             1                        Burns

             2    litigation?

             3           A.    No, I don't believe -- I don't

             4    think so.  I don't know.

             5           Q.    Who is the debtor in that case?

             6           A.    A man by the name of Arthur

             7    Boroff, B-O-R-O-F-F.

             8           Q.    Are you here today pursuant to a

             9    subpoena?

            10           A.    I don't know.

            11           Q.    Have you ever seen a subpoena

            12    addressed to you in this litigation?

            13           A.    I'm not sure.  I may have, I may

            14    not have.  Actually, I was never served with a

            15    subpoena, I don't believe.

            16           Q.    Do you know whether or not your

            17    counsel agreed to accept service of a subpoena

            18    on your behalf?

            19           A.    No, I don't, but I would have

            20    been very happy for him to have done so.

            21           Q.    Did your counsel ever request

            22    whether or not he could accept service of a

            23    subpoena on your behalf?

            24           A.    At one point, of course I don't

            25    know whether this is privileged or not, at one







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                                                                    7


             1                        Burns

             2    point, I did authorize him to accept a

             3    subpoena for me.

             4           Q.    You have no way -- you don't know

             5    whether he did so or not?

             6           A.    I would have no way of knowing

             7    that.

             8                  MS. SILVERBERG:  I would like to

             9           mark as Exhibit 1, a subpoena and

            10           attachment addressed to Arnold I.

            11           Burns, 25 Sutton Place South.

            12                 (Subpoena marked Burns Exhibit 1

            13                 for identification, as of this

            14                 date.)

            15           Q.    I have placed before you what's

            16    been marked as Burns Exhibit 1 and ask you

            17    whether or not you can identify that document?

            18                 MR. MASHBERG:  From his

            19           recollection or can he read what it is?

            20           Q.    What does the document appear to

            21    be to you?

            22           A.    It clearly is a subpoena in a

            23    civil case addressed to me in the matter

            24    styled RJR Nabisco Holdings Corp. versus

            25    Bennett S. LeBow, Brooke Group Ltd. and Carl







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                                                                    8


             1                        Burns

             2    C. Icahn.

             3           Q.    Have you ever seen that document?

             4           A.    Yes, I believe I have.

             5           Q.    Do you see that there is an

             6    attachment attached to the subpoena?

             7           A.    Yes.

             8           Q.    Have you ever seen that

             9    attachment before?

            10           A.    Yes, I have.

            11                 MR. MASHBERG:  Maybe we can cut

            12           through this very quickly.  As Mr.

            13           Burns's counsel in this matter, I have

            14           taken all the documents in his

            15           possession that are responsive to that

            16           subpoena and I produced them to your

            17           firm this morning.  I have undertaken

            18           to do that, and I have also given you a

            19           privilege log for one document held

            20           back on the grounds of privilege.  All

            21           documents in Mr. Burns's possession

            22           that are responsive to the subpoena

            23           have now been produced.

            24                 MS. SILVERBERG:  I am going to

            25           ask some brief questions to get some







                     CLASSIC REPORTING, INC. (212) 268-2590

                                                                    9


             1                        Burns

             2           sort of understanding of what that file

             3           consists of, what type of documents are

             4           in there and whether or not all

             5           documents that he might have received

             6           relating to RJR would still be in that

             7           file.

             8                 MR. MASHBERG:  Okay.

             9                 MS. SILVERBERG:  Bear with me for

            10           a few moments.

            11                 THE WITNESS:  By all means.

            12           Q.    I take it you read the document

            13    request?

            14           A.    No, I did not.

            15           Q.    At the time you received it?

            16                 MR. MASHBERG:  Objection to the

            17           form.

            18           A.    No, I did not.

            19           Q.    Did you understand that the

            20    attachment called for the production of

            21    certain documents?

            22           A.    Of course.

            23           Q.    What did you do upon receiving

            24    the document request?

            25           A.    I instructed Mr. Mashberg and my







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                                                                    10


             1                        Burns

             2    secretary to get my file and for Mr. Mashberg

             3    to go through every single document in that

             4    file so that we could be 100 percent

             5    responsive to this subpoena.

             6           Q.    I take it Mr. Mashberg is your

             7    attorney?

             8           A.    Mr. Mashberg is my attorney.  Mr.

             9    Logan is my attorney.  And Mr. Mashberg is my

            10    partner, my law partner.

            11           Q.    The file that you gave to Mr.

            12    Mashberg to go through, did that file have a

            13    label?

            14           A.    I do not know.

            15           Q.    What was the purpose of that

            16    file?

            17           A.    The purpose of that file was to

            18    be the repository of every document that I

            19    received with respect to New Valley

            20    Corporation.

            21           Q.    Were there any other files that

            22    you have in your possession in which you put

            23    documents relating to New Valley?

            24           A.    No.

            25           Q.    Does every document that you







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                                                                    11


             1                        Burns

             2    receive regarding -- relating to New Valley go

             3    into that file?

             4           A.    That's correct.

             5           Q.    Are there documents you received

             6    from New Valley that you may have discarded?

             7           A.    Highly unlikely, but possible,

             8    yes.

             9           Q.    Are there documents relating to

            10    New Valley that you may have destroyed rather

            11    than filed?

            12           A.    You just asked me that question.

            13                 MR. LOGAN:  Objection to form.

            14           Q.    Do you know whether or not any

            15    documents that were in that file were not

            16    produced in this document production other

            17    than the document that's identified on this

            18    privilege log that I just received?

            19           A.    Mr. Mashberg has just made a

            20    representation to you that all of the

            21    documents responsive to this subpoena have

            22    been delivered and that is my understanding.

            23           Q.    So you don't know whether or not

            24    there were documents relating to New Valley

            25    that were deemed unresponsive to the subpoena







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             1                        Burns

             2    that were not responsive?

             3           A.    No, I do not know that of my own

             4    knowledge.

             5           Q.    Do you know who is paying Mr.

             6    Logan's firm in this matter?

             7           A.    No.

             8           Q.    Are you paying Mr. Logan's firm?

             9           A.    No.

            10           Q.    Can you briefly describe your

            11    educational background?

            12           A.    Yes.  I attended grammar school

            13    and high school in Lynbrook, Long Island,

            14    Lynbrook public schools.  I thereafter

            15    attended Union College in Schenectady, New

            16    York, and earned a bachelor of arts degree

            17    which was awarded to me in 1950.  Thereafter,

            18    I went on to the Cornell Law School where I

            19    earned a J.D. Degree, then called an L.L.B.,

            20    in 1953.  Thereafter, in the early '60s, I

            21    attended the Parker School of International

            22    Law which is part of Columbia University

            23    School of Law.  Took some graduate credits

            24    there.

            25                 I think that pretty much sums up







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                                                                    13


             1                        Burns

             2    my formal education.

             3           Q.    I'd actually like to go back to

             4    the topic we were just discussing about your

             5    files.  I think you mentioned that you might

             6    have discarded some documents relating to New

             7    Valley rather than file them?

             8                 MR. LOGAN:  Objection to form.

             9                 MR. MASHBERG:  Objection.  He was

            10           speculating.

            11           Q.    Is it correct that there's a

            12    chance that you may have discarded certain

            13    documents rather than placing them in your New

            14    Valley file?

            15           A.    What I said to you was there's

            16    always a chance.  It's highly unlikely.

            17           Q.    Do you have any criteria you use

            18    to determine whether or not you will keep a

            19    document or discard it?

            20           A.    I have no formalized criteria but

            21    that of common sense, and if it's a material

            22    document, it would be preserved and filed.  If

            23    it was some kind of a notice or a cover sheet

            24    to a fax or something, it might be thrown out.

            25           Q.    Now I believe you ended your







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                                                                    14


             1                        Burns

             2    chronology of your educational background by

             3    saying that the Parker School of International

             4    Law ended your formal education?

             5           A.    Yes.

             6           Q.    Was there informal education

             7    afterwards?

             8           A.    Yes.

             9           Q.    Can you describe it?

            10           A.    Well, I practiced law for 43

            11    years.

            12           Q.    Can you describe your employment

            13    background?

            14           A.    Yes.  When I graduated from law

            15    school, I volunteered for the draft, the

            16    Korean War was on.  And I was selected after

            17    serving as an enlisted man, I was selected to

            18    become the judge advocate general of the

            19    United States Army.  I served there for more

            20    than three and-a-half years as a lawyer I went

            21    through the infantry school at Fort Benning,

            22    went through the judge advocate general school

            23    and served at the Pentagon for, as I said, in

            24    excess of three and-a-half years arguing cases

            25    for the United States before the United States







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             1                        Burns

             2    Court of Military Appeals.

             3                 When I finished my army service

             4    in May, I think, of 1957, I became an

             5    associate in the law firm of Dewey Ballantine

             6    Bushby Palmer & Wood.  That name has since

             7    been changed, as you know, but that was the

             8    name of it then, and I practiced law there

             9    from the time I entered until September of

            10    1960.  In September of 1960, an army buddy of

            11    mine and a colleague at Dewey Ballantine

            12    started our own law firm under the style of

            13    name of Burns & Lesser with our offices at 55

            14    Liberty Street.  That firm grew over the years

            15    and in 1985, just 25 years after it started, I

            16    left that firm then called Burns Summit Rovens

            17    & Feldesman.  Had grown to a 120-man law firm,

            18    and I left that firm to work for the United

            19    States Department of Justice.

            20           Q.    Following your stay at the

            21    Department of Justice, you then --

            22           A.    I served in the Department of

            23    Justice as deputy Attorney General of the

            24    United States and that meant chief operating

            25    officer of the department until May of 1988







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             1                        Burns

             2    when I came home to New York to resume my life

             3    in the private sector.  On September 1, 1988,

             4    I joined the firm of Proskauer Rose Goetz &

             5    Mendelsohn as a member of the firm and I live

             6    happily ever after.

             7           Q.    Do you currently serve on the

             8    boards of any public companies?

             9           A.    Yes, I do.

            10           Q.    Which companies?

            11           A.    I serve on the board of New

            12    Valley Corporation.

            13           Q.    Do you serve on the board of any

            14    other public companies?

            15           A.    Not in the private sector.

            16           Q.    Since 1988, have you served on

            17    the boards of any public companies?

            18           A.    I don't think so.

            19           Q.    Do you serve on the boards of any

            20    private companies?

            21           A.    No.  I serve on the board of

            22    charitable enterprises, eleemosynary

            23    institutions.

            24           Q.    Which institutions are those?

            25           A.    I am vice chairman -- member of







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             1                        Burns

             2    the board and vice chairman of the board of

             3    Boys and Girls Clubs of America.  I am vice

             4    chairman and a member of the board of Freedoms

             5    Foundation at Valley Forge.  For a number of

             6    years I was chairman of the board.

             7                 I am on the board of trustees of

             8    Union College, my alma mater, for a number of

             9    years.  I was chairman of that board.

            10                 I am on the board of the National

            11    Victims Center.

            12                 I am on the board of the National

            13    Center for Missing and Exploited Children, and

            14    I am a member of the National Commission of

            15    ADL.

            16                 I am a member of the board of the

            17    Visiting Nurses Services of New York, VNS, and

            18    other such organizations.

            19           Q.    Since 1988, have you been asked

            20    to join the board of any publicly held

            21    companies other than New Valley?

            22           A.    No, with the exception of my

            23    being asked to serve on the slate of directors

            24    for RJR Nabisco in the event that certain

            25    circumstances occurred.







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             1                        Burns

             2           Q.    Have you ever been sued

             3    personally?

             4           A.    No, I have not, with the possible

             5    exception of a case I mentioned and I didn't

             6    remember whether I was a party or not.

             7           Q.    Have you ever been a plaintiff in

             8    any litigation?

             9           A.    Yes, I was, once.

            10           Q.    In what type of litigation was

            11    that?

            12           A.    It was a dispute over property

            13    rights.

            14           Q.    Just so the record is clear, have

            15    you ever been sued in any capacity?

            16                 MR. MASHBERG:  I don't understand

            17           what you mean by that.

            18                 MS. SILVERBERG:  My previous

            19           question I had asked whether or not he

            20           had ever been served personally.  It's

            21           possible he had been served in a

            22           different capacity, and I want to make

            23           clear he has never been nailed as a

            24           defendant in any litigation.

            25                 MR. MASHBERG:  The problem with







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                                                                    19


             1                        Burns

             2           your question is that if it was a suit

             3           against a partnership and he was a

             4           member of a partnership, you may be

             5           asking whether or not he was a

             6           defendant by virtue of being a partner.

             7                 MS. SILVERBERG:  That would be

             8           encompassed in my question.

             9                 MR. MASHBERG:  Also I don't know,

            10           but as an official of the Justice

            11           Department, the question is, the

            12           capacity?

            13           Q.    Putting aside the time you spent

            14    working at the Justice Department, to your

            15    knowledge have you ever been sued in any

            16    capacity?

            17           A.    Yes, I don't believe so.

            18           Q.    To your knowledge, have you ever

            19    been the target of an S.E.C. investigation?

            20           A.    To my knowledge, I have never

            21    been such a target.

            22           Q.    To your knowledge, have you ever

            23    been the target of any government or law

            24    enforcement proceeding, investigation?

            25           A.    No.







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             1                        Burns

             2                 MR. MASHBERG:  Wait, hold it.

             3           The context is clearly kind of

             4           accusatory, but does your question also

             5           include any background check for the

             6           purposes of gaining employment in a

             7           position --

             8                 MS. SILVERBERG:  No.

             9                 MR. MASHBERG:  -- at the Justice

            10           Department?  I wanted to make that

            11           clear.

            12                 MS. SILVERBERG:  I meant to

            13           exclude from that answer any

            14           investigation to get clearance to serve

            15           in the Justice Department.

            16           A.    Thank you.  And top secret

            17    clearance when I was in the army and the

            18    Justice Department and so forth.

            19           Q.    What did you do to prepare for

            20    today's deposition?

            21           A.    I would say nothing except that I

            22    met with my counsel now 40 minutes ago, a

            23    half-hour ago.  I had virtually no preparation

            24    for this deposition except my formal education

            25    and informal education to which I have







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             1                        Burns

             2    heretofore adverted.

             3           Q.    You previously mentioned you

             4    served as the director of New Valley?

             5           A.    Yes.

             6           Q.    When did you begin serving as a

             7    director of New Valley?

             8           A.    I can't give you the precise

             9    date, but pretty clearly at the tail end of

            10    the, of 1994.

            11           Q.    How did it come about that you

            12    became a director of New Valley?

            13           A.    I was asked to become a director

            14    by then Bennett LeBow and/or Howard Lorber --

            15    I would say "and" Howard Lorber, both of them.

            16           Q.    What were you asked by either Mr.

            17    LeBow or Lorber to join the --

            18           A.    Counsel, it would have been at or

            19    about that time, I would say in, I said the

            20    tail end, probably November of 1994.

            21           Q.    At the time that you were

            22    approached by either Mr. LeBow or Mr. Lorber,

            23    had you known either of those individuals?

            24           A.    Yes, I had.

            25           Q.    When was the first time you met







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             1                        Burns

             2    Bennett LeBow?

             3           A.    I can't tell you that, simply

             4    because my memory is not that good, but I

             5    surely have known him for five years or more.

             6           Q.    Have you known him in a personal

             7    or professional capacity?

             8           A.    He was introduced to me, I will

             9    help you, by Howard Lorber with whom I have

            10    been acquainted for over 20 years, maybe even

            11    longer than that, and I became friendly with

            12    him.

            13           Q.    When, in what capacity did you

            14    first meet Mr. Lorber?

            15           A.    Oh, it's a long time ago and I

            16    think that he was a client of our law firm

            17    represented by one of my law partners.

            18           Q.    Have you had a professional

            19    relationship with Mr. Lorber through these 20

            20    years?

            21           A.    No, not really, although bits and

            22    pieces of my law firm did continue

            23    representing him, and then at Proskauer, I

            24    think we were retained to do some small things

            25    for him.







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             1                        Burns

             2           Q.    Do you have a social relationship

             3    with Mr. Lorber?

             4           A.    I would say yes.

             5           Q.    Over the past 20 years, have you

             6    had any business or financial dealings with

             7    Mr. Lorber?

             8           A.    Other than what I have mentioned,

             9    doing some minor things, with the exception of

            10    New Valley Corporation, I would say no.

            11           Q.    Do you or your law firm have any

            12    business or professional dealings with any

            13    companies that Mr. Lorber is employed with?

            14           A.    With the exception of New Valley

            15    Corporation, I would say no.

            16           Q.    Do you recall the context in

            17    which Mr. Lorber introduced you to Mr. LeBow?

            18           A.    I think it was a social thing and

            19    also -- principally a social kind of a thing.

            20    He and Mr. LeBow are long-term close friends.

            21           Q.    Prior to November 1994, had you

            22    had any professional or business dealings with

            23    Mr. LeBow?

            24           A.    Yes, I had.

            25           Q.    Can you describe those dealings?







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             1                        Burns

             2           A.    My firm, through me and one of my

             3    junior partners, was asked to do a discreet

             4    research project for Brooke Group, which we

             5    did.  In addition, we, our firm, my partner

             6    Sarah Gold principally is handling some

             7    litigations for the Brooke Group as we speak.

             8    I think that's the sum and substance of it.

             9    There might be some other things, but nothing

            10    of such significance that I would talk about

            11    them.

            12           Q.    I think that my question was

            13    whether or not you have had any professional

            14    dealings, business or professional dealings,

            15    with Mr. LeBow.  I take it in your answer you

            16    included companies with which Mr. LeBow is

            17    affiliated?

            18           A.    Exactly.  I have not represented

            19    Mr. LeBow personally.

            20           Q.    Have you or your law firm had any

            21    business or professional dealings with Liggett

            22    Group?

            23           A.    No.

            24           Q.    Would you say that you have a

            25    social relationship with Mr. LeBow?







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             1                        Burns

             2           A.    Yes.

             3           Q.    When Mr. LeBow approached you or

             4    I guess Mr. LeBow or Mr. Lorber approach you

             5    to see if you would be interested in being a

             6    director of New Valley, was that at the time

             7    when New Valley was coming out of its

             8    bankruptcy?

             9           A.    Yes, it was.

            10           Q.    Were you or your firm involved at

            11    all in the bankruptcy proceedings?

            12           A.    The answer is no, but.  The but

            13    is that quite coincidentally our firm had done

            14    some labor work for Western Union in its prior

            15    incarnation, and we, and that work went

            16    through, continued I think during the

            17    bankruptcy, and I say I think because I was

            18    not directly involved in it.  It really had --

            19    I really had nothing to do with it.

            20           Q.    Do you have any understanding as

            21    to why you were approached to join the New

            22    Valley board?

            23                 MR. MASHBERG:  Was he told why?

            24                 MR. LOGAN:  Objection to form.

            25                 MR. MASHBERG:  Are you asking him







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             1                        Burns

             2           to speculate what was in their minds or

             3           are you asking him for facts as to what

             4           he was told?

             5                 MS. SILVERBERG:  Whether or not

             6           he has an understanding as to why he

             7           was asked to join the board.

             8                 MR. MASHBERG:  Objection to form.

             9           A.    I think I do.

            10           Q.    What is that understanding?

            11           A.    That someone had made an

            12    assessment of my background and credentials

            13    and experience and education and thought that

            14    I had experience and expertise that would be

            15    helpful in constituting a board of substantive

            16    and substantial people.

            17           Q.    Did anyone ever tell you this?

            18           A.    No, but this is something that

            19    one picks up through body language and people

            20    don't usually say those things to one another.

            21           Q.    Did you agree to serve on the New

            22    Valley board?

            23           A.    Yes, I did.

            24           Q.    Why did you agree to serve on the

            25    board?







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             1                        Burns

             2           A.    I thought it would be, you know,

             3    an extraordinarily interesting thing to do,

             4    and I have high regard for Ben LeBow and for

             5    Howard Lorber, and I thought this would be a,

             6    to be blunt about it, an exciting and

             7    challenging and fun kind of a thing to be

             8    engaged in, taking a corporation which was

             9    really a shell with a substantial amount of

            10    money to start with and to build it into

            11    something, and I would like to think of the

            12    fact that I was a builder all my life and I

            13    thought I would enjoy it.

            14           Q.    Did anyone else from Proskauer

            15    join the New Valley board when it came out of

            16    bankruptcy?

            17           A.    Yes and no.  It depends on your

            18    definition of what you mean by anyone else

            19    from Proskauer.  No other lawyer or member of

            20    the firm have joined the board, but Henry

            21    Beinstein who was employed as our

            22    administrative director at the firm, did join

            23    the board of New Valley Corporation, not

            24    because --

            25                 MR. MASHBERG:  Just answer the







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             2           question.

             3           A.    Period.

             4           Q.    Do you know how it came about

             5    that he joined the board?

             6           A.    Yes.

             7           Q.    How was that?

             8           A.    He was elected by a class of

             9    shareholders.

            10           Q.    Is he an attorney?

            11           A.    I do not think so.

            12           Q.    How often does the New Valley

            13    board meet?

            14           A.    Oh, I would say over the last

            15    year, it's been just over a year that I have

            16    been a member of the board, we probably met

            17    probably eight times, but I would refer you to

            18    the records of the corporation.

            19           Q.    Do you have New Valley board

            20    minutes in your files?

            21           A.    I may have.

            22           Q.    As a director, do you receive

            23    copies of the New Valley board minutes?

            24           A.    Oh, yes, yes, I do.

            25           Q.    The meetings of the New Valley







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             1                        Burns

             2    board that occurred over the past year, were

             3    they all regularly scheduled meetings of the

             4    board?

             5           A.    Some were and some weren't.

             6           Q.    Were there any special meetings

             7    of the New Valley board called?

             8           A.    Yes, I believe there were.

             9           Q.    How many of those were called?

            10           A.    I can't tell you.

            11           Q.    Do you know how many regular

            12    meetings, how many regularly scheduled

            13    meetings there normally are of the New Valley

            14    board per year?

            15           A.    No, I do not know that.

            16           Q.    Is there a document that would

            17    contain that information?

            18           A.    I do not know.

            19           Q.    How long did the meetings usually

            20    last?

            21           A.    I'm thinking back on them, I

            22    would say they ranged from half-hour to two

            23    hours, maybe a little longer at times.

            24           Q.    Is there a procedure that's

            25    usually followed for the conduct of a New







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             1                        Burns

             2    Valley board meeting?

             3                 MR. MASHBERG:  I object to the

             4           form and also ask that we kind of move

             5           on to something that's pertinent to the

             6           subject matters of this litigation.  I

             7           will let you go a little bit more here,

             8           but this is really far afield.  If you

             9           want to ask him a specific question

            10           about RJR and a New Valley board

            11           meeting, do that.

            12                 MS. SILVERBERG:  I am entitled to

            13           get the understanding of how the board

            14           meetings are conducted before I go into

            15           specific topics.

            16                 MR. MASHBERG:  I don't know how

            17           that can conceivably matter, but let's

            18           try to move on, please.

            19                 MR. LOGAN:  Objection to form.

            20           A.    Meeting proceeds with the

            21    business at hand for which the meeting was

            22    called and then other business, if any, and

            23    then just a little chitchat and the meeting is

            24    over.

            25           Q.    Do you regularly receive an







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             2    agenda prior to a meeting?

             3           A.    I don't remember.  I think at

             4    times yes and at times the agenda is

             5    communicated orally.

             6           Q.    Following a meeting, do you

             7    receive minutes of the meeting?

             8           A.    Oh, yes.

             9           Q.    Do those minutes reflect matters

            10    that were discussed during the meeting?

            11           A.    Oh, surely.

            12           Q.    Do you serve on any committees of

            13    the New Valley board?

            14           A.    I serve on the executive

            15    committee.

            16           Q.    What is the purpose of the

            17    executive committee?

            18           A.    The purpose of the executive

            19    committee is to take action, you know, if it's

            20    required, because of emergent circumstances or

            21    lack of time, between board meetings.

            22           Q.    How many times has the executive

            23    committee met since you have been on the

            24    executive committee?

            25           A.    I would say probably four or five







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             2    times.

             3                 MR. MASHBERG:  Just so the record

             4           is clear, I don't know if you got the

             5           word that Mr. Burns used earlier, I

             6           think it was "emergent," not emergency.

             7           Q.    Do you serve on any other

             8    committees other than the executive committee?

             9           A.    No.

            10           Q.    Would that be at any time since

            11    you have been on the New Valley board?

            12           A.    I think that's right.

            13           Q.    Did there come a time when the

            14    New Valley board considered a possible

            15    transaction with RJR?

            16                 MR. MASHBERG:  Objection to form.

            17                 MR. LOGAN:  Objection.

            18           A.    No.

            19           Q.    Did there come a time when the

            20    New Valley board discussed the value of RJR?

            21                 MR. MASHBERG:  Objection to form.

            22                 MR. LOGAN:  Objection.

            23                 MS. SILVERBERG:  Let me withdraw

            24           that.

            25           Q.    Has the New Valley board ever had







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             2    a board meeting since you have been on the

             3    board at which RJR was discussed?

             4           A.    Yes.

             5           Q.    What was the first such board

             6    meeting?

             7           A.    I could not tell you.

             8                 MR. MASHBERG:  Just so the record

             9           is clear, when you say "I could not

            10           tell you," you mean you don't recall?

            11           A.    I don't know.  I do not know.  I

            12    don't remember.

            13           Q.    Do you keep a personal calendar?

            14           A.    No, I don't, but one is kept for

            15    me.

            16           Q.    Would that calendar reflect New

            17    Valley board meetings?

            18           A.    It might and might not.

            19           Q.    Was RJR a subject of discussion

            20    at more than one New Valley board meeting?

            21           A.    Yes, I think the answer is yes.

            22           Q.    Do you recall what was discussed

            23    at the first board meeting at which RJR was

            24    discussed?

            25           A.    No, I do not.







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             1                        Burns

             2           Q.    Do you recall any discussion of a

             3    New Valley board -- withdraw that.

             4                 Do you recall any New Valley

             5    board discussion regarding RJR?

             6           A.    Yes.

             7           Q.    What is your recollection?

             8           A.    Very simple.  I mean I can't

             9    parse it out, you know, first meeting, second

            10    meeting, third meeting, but it was a very

            11    simple kind of a thing and we discussed the

            12    fact that in the opinion of our management,

            13    the RJR shareholders were not getting maximum

            14    value for their shareholdings, and that if

            15    there were a spin-off, a separation of the

            16    food company from the tobacco interests at

            17    RJR, that shareholder value would be

            18    substantially enhanced and unlocked, value

            19    would be unlocked for shareholders.

            20           Q.    Do you have any recollection as

            21    to when such a conversation took place?

            22           A.    No.  It would have been --

            23                 MR. MASHBERG:  Don't speculate.

            24           A.    Okay, no, I have no present

            25    recollection of when it took place.







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             2           Q.    Do you recall whether or not it

             3    took place at the first New Valley board

             4    meeting you attended?

             5           A.    No, I do not, I do not.

             6           Q.    Do you recall whether or not it

             7    took place during the summer months?

             8           A.    No.

             9           Q.    Do you recall anything else that

            10    was discussed at that board meeting?

            11           A.    No.

            12           Q.    Do you recall any other topic

            13    that came up that might be able to give you a

            14    time of reference as to when this conversation

            15    took place?

            16           A.    No, best bet is to refer to the

            17    minutes of the meetings.

            18           Q.    Do you have the minutes of the

            19    meetings?

            20           A.    I don't know.  I think I may

            21    have.

            22           Q.    Would the minutes of the meetings

            23    reflect the discussion that was had regarding

            24    RJR?

            25                 MR. MASHBERG:  If you know.







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             2           A.    I don't know.  I'm not going to

             3    speculate about that.

             4           Q.    Was the discussion about RJR a

             5    substantive discussion?

             6                 MR. MASHBERG:  Objection to form.

             7                 MR. LOGAN:  Objection.

             8                 MR. MASHBERG:  He just described

             9           the discussion.

            10           Q.    Do you recall how much time was

            11    spent discussing RJR at any of the New Valley

            12    board meetings?

            13           A.    No, I do not, but I would say

            14    this, that they were really brief updates as

            15    opposed to extensive analysis and discussion.

            16           Q.    Who gave those updates?

            17           A.    Mr. LeBow and Mr. Lorber and

            18    there I would say Mr. LeBow and/or Mr. Lorber.

            19           Q.    Is there anything, short of the

            20    New Valley board minutes, that might refresh

            21    your recollection as to these discussions?

            22           A.    Yes.

            23           Q.    What is that?

            24           A.    If one of my fellow directors sat

            25    down here and told me that he remembered this







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             2    and that, I might remember.

             3           Q.    Are you aware of any documents

             4    that might exist other than the New Valley

             5    board minutes that might be able to refresh

             6    your recollection as to this?

             7           A.    No.

             8           Q.    Why was it a matter of interest

             9    at New Valley as to whether or not RJR

            10    shareholders could get enhanced value for

            11    their shares?

            12                 MR. LOGAN:  Objection to form.

            13           A.    The question was whether or not

            14    New Valley should make an investment in RJR

            15    shares, and that was very relevant to that

            16    issue.

            17           Q.    Did some of the New Valley board

            18    discussions then regarding RJR take place

            19    before New Valley invested in RJR?

            20                 MR. MASHBERG:  Objection to form.

            21           A.    I do not remember.  I can

            22    speculate, but I don't remember precisely.  I

            23    can make certain deductions obviously, but I

            24    don't want to testify as to something I don't

            25    have a present, distinct recollection of.







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             2           Q.    But did the New Valley board

             3    discuss whether or not they should make an

             4    investment in RJR?

             5           A.    Yes.

             6           Q.    And as part of that analysis,

             7    they discussed whether or not RJR share value

             8    would go up if RJR did a spinoff of Nabisco?

             9           A.    Yes.

            10           Q.    How many meetings -- new

            11    question:  At how many New Valley board

            12    meetings was RJR discussed?

            13           A.    I don't remember.

            14           Q.    Was --

            15           A.    I would tell you more than one.

            16           Q.    Was it discussed at most of the

            17    New Valley board meetings --

            18           A.    I cannot tell you.

            19                 MR. LOGAN:  She didn't finish the

            20           question.  You have to let her finish

            21           the question.

            22                 THE WITNESS:  I thought she

            23           finished it.

            24           Q.    I think that you were jumping to

            25    answer before it finished.  The court reporter







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             1                        Burns

             2    might have a hard time getting the dialogue

             3    down.

             4                 Did the New Valley board ever

             5    call a special directors meeting in order to

             6    discuss RJR?

             7           A.    I do not remember.

             8           Q.    I believe you testified earlier

             9    that there were occasions which special

            10    meetings of the board of directors were

            11    called?

            12           A.    Yes, yes.

            13           Q.    Do you remember why those

            14    meetings were called?

            15           A.    No.

            16           Q.    They could have been called for,

            17    to discuss RJR?

            18                 MR. MASHBERG:  Objection.

            19                 MR. LOGAN:  Objection.

            20                 MR. MASHBERG:  Don't speculate.

            21           He already answered that question.

            22           Q.    Do you know that they were -- let

            23    me withdraw that.

            24                 You cannot testify, though, that

            25    they were not called to discuss RJR; is that







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             1                        Burns

             2    correct?

             3                 MR. MASHBERG:  Please, that's an

             4           improper question.

             5                 MR. LOGAN:  Objection to form.

             6                 MR. MASHBERG:  He already

             7           testified that he didn't know if any of

             8           these special meetings were called for

             9           the purpose of discussing RJR.  That

            10           answers your question.

            11           Q.    Did the executive committee ever

            12    meet to discuss RJR?

            13                 MR. MASHBERG:  You mean

            14           separately from a board meeting?

            15                 MS. SILVERBERG:  Yes.

            16                 MR. MASHBERG:  For the sole

            17           purpose of discussing RJR or

            18           encompassed in some discussion they

            19           discussed RJR, in that context?  Object

            20           to the form.

            21           Q.    Do you recall -- let me withdraw

            22    that.

            23                 Was there a meeting of the

            24    executive committee during the past year at

            25    which RJR was discussed?







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             1                        Burns

             2           A.    I don't remember.  I do not

             3    recall, period.

             4           Q.    Who else was on the executive

             5    committee?

             6           A.    Bennett LeBow and Howard Lorber.

             7                 (Witness conferred with counsel.)

             8                 MR. MASHBERG:  Why don't you

             9           clarify that?

            10                 THE WITNESS:  I will clarify

            11           something for you to make it, put it in

            12           proper perspective for you.  I have not

            13           been a member of the executive

            14           committee since the inception of my

            15           service on the board of New Valley

            16           Corporation.  I testified that I joined

            17           the board sometime I think at the tail

            18           end of 1994 and probably November of

            19           1994.  I did not become a member of the

            20           executive committee until maybe three

            21           or four months ago and I can't tell you

            22           when.

            23           Q.    Thank you for clarifying that.

            24           A.    I say, I would have to refer to

            25    records because I may be wrong by a month or







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             2    two, I just don't remember.

             3           Q.    I understand.

             4                 I believe you testified that

             5    there were some New Valley board meetings at

             6    which RJR was discussed.  Had you personally

             7    had any discussions regarding RJR prior to the

             8    time at which it was discussed at the board

             9    level?

            10                 MR. MASHBERG:  I object to the

            11           form.

            12                 Could you read that back, please?

            13                 (Record read.)

            14                 MR. LOGAN:  Objection to form.

            15           A.    Yes.

            16                 MR. MASHBERG:  With people at New

            17           Valley?

            18                 MS. SILVERBERG:  Yes.

            19           Q.    Does your answer remain?

            20           A.    My answer is yes.

            21           Q.    When did those meetings take

            22    place?

            23                 MR. MASHBERG:  Objection to form.

            24           He said discussions.  You said

            25           discussions.







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             1                        Burns

             2           Q.    Was there one discussion or more

             3    than one discussion?

             4           A.    There was more than one

             5    discussion.

             6           Q.    When did the first such

             7    discussion take place?

             8           A.    In November of 1995, I think.

             9           Q.    Do you mean November 1994?

            10           A.    Do I?

            11           Q.    I'm asking you.

            12           A.    No, I think in November of 1995.

            13           Q.    Do you believe that the New

            14    Valley board did not discuss RJR prior to

            15    November 1995?

            16           A.    I think that's right.  Could be

            17    wrong, but that's my present recollection.

            18                 MS. SILVERBERG:  I'm going to ask

            19           the court reporter to mark as Burns

            20           Exhibit 2, a document produced by

            21           Brooke Group bearing Bates No. BGL 8660

            22           to 8662.

            23                 (Document, bearing production

            24                 Nos. BGL 8660 to 8662, marked

            25                 Burns Exhibit 2 for







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             1                        Burns

             2                 identification, as of this date.)

             3           Q.    I'm going to place before you

             4    Exhibit No. 2 and ask you whether or not you

             5    have ever seen this document?

             6           A.    I don't believe I have ever seen

             7    this document.

             8           Q.    Turning to the second page, do

             9    you see the schedule of New Valley Corporation

            10    RJR Nabisco stock purchases and holdings,

            11    transactions through November 9, 1995?

            12           A.    Yes, I do.

            13           Q.    Does that document refresh your

            14    recollection at all as to when it was that the

            15    New Valley board began to discuss RJR?

            16           A.    No, it does not.

            17           Q.    Going back to the board meetings

            18    at which you believe RJR was discussed, have I

            19    exhausted your recollection as to what was

            20    said to the board regarding RJR?

            21           A.    I think you have.  My memory

            22    could be jogged, I suppose, but no, I can't

            23    recall anything further now.

            24           Q.    Who led the discussions of RJR?

            25                 MR. MASHBERG:  Objection to form.







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             2           A.    I think I already answered that.

             3           Q.    Was that --

             4           A.    The answer is I said Mr. LeBow

             5    and/or Mr. Lorber.

             6           Q.    Did the board ever receive a

             7    report or presentation from any financial

             8    advisor regarding RJR?

             9           A.    Yes.  I think at some point we

            10    received a fairness opinion having to do with

            11    arrangements between RJR -- arrangements

            12    between New Valley Corporation and Brooke

            13    Group.

            14           Q.    Did New Valley receive any other

            15    report or presentation from any financial

            16    advisor?

            17                 MR. MASHBERG:  Regarding RJR?

            18           Q.    Regarding RJR.

            19           A.    I don't remember, but if you

            20    showed me documents, maybe that would refresh

            21    my recollection.  At the moment, I can't think

            22    of any.

            23           Q.    Did the New Valley board ever

            24    receive any presentation from a legal adviser

            25    regarding RJR?







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             2           A.    Yes.

             3           Q.    Who was that legal adviser?

             4           A.    Sullivan & Cromwell, the law firm

             5    of Sullivan & Cromwell -- excuse me, my

             6    testimony is incorrect.  The answer to your

             7    question is no, we did not.  So far as I can

             8    remember now, we did not receive any legal

             9    opinion as such.  We did receive legal advice

            10    from time to time.

            11           Q.    Did you receive legal advice from

            12    any law firm regarding RJR?

            13                 MR. MASHBERG:  "You" meaning?

            14           Q.    Meaning the New Valley board.

            15           A.    Yes.

            16           Q.    From whom did you receive that

            17    advice?

            18           A.    Would have come from Michael

            19    Hirschfeld, a member of the firm of Milbank

            20    Tweed.

            21           Q.    Did the New Valley board receive

            22    legal advice regarding RJR from anyone other

            23    than the law firm of Milbank Tweed?

            24           A.    Not that I can think of as we sit

            25    here.







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             1                        Burns

             2           Q.    Did the New Valley board receive

             3    legal advice from Sullivan & Cromwell

             4    regarding the Investment Company Act of 1940?

             5           A.    Yes.  That was the basis of my

             6    confusion earlier.

             7           Q.    Did the New Valley board's

             8    discussions regarding RJR involve a possible

             9    spin-off of Nabisco?

            10                 MR. MASHBERG:  Objection to form.

            11                 MR. LOGAN:  Objection to the

            12           form.

            13                 MS. SILVERBERG:  What's the

            14           objection?

            15                 MR. MASHBERG:  Asked and

            16           answered.

            17           A.    Yes.

            18           Q.    Did the board discussions, the

            19    New Valley board discussions regarding RJR

            20    involve a possible merger of RJR with Liggett

            21    Group?

            22           A.    No.

            23           Q.    Did the board at any time -- new

            24    question:  Did the New Valley board at any

            25    time discuss a possible merger of RJR or any







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             1                        Burns

             2    of its subsidiaries with Liggett?

             3           A.    Sort of a misleading question.

             4    The answer is really no, but at some point, we

             5    were apprised of the fact -- I'm saying this

             6    to help you -- of the fact that there had been

             7    some earlier discussion between Mr. LeBow and

             8    the Brooke Group and people at RJR concerning

             9    a possible amalgamation, but that was all

            10    ancient history.

            11                 MS. SILVERBERG:  Can you read

            12           back his answer, please.

            13                 (Record read.)

            14           Q.    When you said "we" in your

            15    answer, I assume you mean the New Valley

            16    board?

            17           A.    No -- maybe yes and maybe no.

            18    It's hard for me to remember where I heard

            19    this or heard that, but I think that my best

            20    recollection is that the New Valley board had

            21    been -- at some point -- had been apprised of

            22    that.  I'm not 100 percent sure of that.

            23           Q.    Were you apprised of this other

            24    than at a New Valley board meeting?

            25           A.    Yes.







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             2           Q.    Who apprised you of this?

             3           A.    I read about it in the consent

             4    solicitation material.

             5           Q.    Did anybody ever tell you that

             6    Brooke Group, that there had been discussions

             7    between Brooke Group and RJR?

             8           A.    No, not prior to the time I read

             9    it in the consent solicitation material.

            10           Q.    When did you read this in the

            11    consent solicitation material?

            12           A.    Well, you can tell me if you look

            13    at the date of it, that would tell us.

            14           Q.    Did you receive drafts of the

            15    consent solicitation material?

            16           A.    If I did, I would have received

            17    it the day before, so that date is pretty

            18    solid.

            19           Q.    That date meaning?

            20           A.    The date on the consent

            21    solicitation material.

            22           Q.    The final consent solicitation?

            23           A.    Yes.

            24           Q.    You do not recall whether or not

            25    the board was apprised of these discussions







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             1                        Burns

             2    when they occurred?

             3                 MR. MASHBERG:  He just --

             4           A.    My best recollection is that the

             5    answer to that would be no, because I think

             6    I've testified and if I didn't, I meant to,

             7    that when I read about this in the consent

             8    solicitation material, it was the first time I

             9    had ever heard about it.

            10           Q.    I apologize if I repeat myself.

            11           A.    That's okay.

            12           Q.    I want to make sure that the

            13    record is clear on this.  Was there any time

            14    during which the New Valley board discussed a

            15    possible merger between Liggett and RJR or any

            16    subsidiary of RJR in connection with any

            17    transaction?

            18           A.    No, I don't think so.

            19           Q.    Just so the record is clear, when

            20    I say discussed, it does not need to be a

            21    lengthy discussion, even a passing reference

            22    or any note of such a transaction.  Is your

            23    answer the same?

            24           A.    Yes.  It's my best recollection

            25    as we sit here today.







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             2           Q.    At any time during New Valley's

             3    discussion of a possible spin-off of Nabisco,

             4    did LeBow discuss possible obstacles to upset

             5    the spin-off?

             6           A.    Yes.

             7           Q.    What were those obstacles?

             8           A.    Thank you for refreshing my

             9    recollection.

            10           Q.    If I keep asking, sometimes it

            11    happens.

            12           A.    It happens.  As I remember it,

            13    there were three obstacles that had been put

            14    forward by the RJR management.  One obstacle

            15    was that there might be some liability

            16    attached to a spin-off, that someone could

            17    claim that the spin-off was a transfer of

            18    assets and fraud of creditors.

            19                 A second objection was that it,

            20    that there might be tax consequences of some

            21    sort, adverse tax consequences of shareholders

            22    of RJR Nabisco.

            23                 And the third objection was

            24    something about the fact that the management

            25    of RJR Nabisco had told its bankers and







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             1                        Burns

             2    bondholders, I think, that they weren't going

             3    to do this for a while.

             4                 That's my best recollection.

             5           Q.    Were these three issues discussed

             6    by Mr. LeBow?

             7           A.    Yes, briefly.

             8           Q.    I believe the first issue you

             9    mentioned was liability attached to a

            10    spin-off?

            11           A.    Potential liability.

            12           Q.    Potential liability to whom?

            13           A.    To directors.

            14                 MR. MASHBERG:  Don't -- remember

            15           the question is what was said.  You are

            16           not here to talk about what your

            17           opinion is or legal opinion, just what

            18           was said.

            19           A.    Yes.  What was said about the

            20    potential -- who would be potentially liable?

            21           Q.    Yes?

            22           A.    The directors of RJR.

            23           Q.    Did Mr. LeBow or anyone else say

            24    that RJR believed that there would be possible

            25    liability?







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             2           A.    Yes.

             3           Q.    Did Mr. LeBow say the basis for

             4    that statement?

             5           A.    Yes.  I mentioned it earlier,

             6    that creditors of RJR Nabisco could take the

             7    position that the spin-off of the food company

             8    was a transfer of assets and fraud of

             9    creditors.

            10           Q.    I understand that, but did Mr.

            11    LeBow explain his reasoning, the reason for

            12    his belief that RJR believed that there could

            13    be a liability of the directors?

            14                 MR. MASHBERG:  Objection to form.

            15                 MR. LOGAN:  Objection to form.

            16                 MR. MASHBERG:  Did he explain why

            17           RJR --

            18                 MS. SILVERBERG:  No.  Let me ask

            19           another question.

            20           Q.    Did Mr. LeBow say that RJR

            21    management was concerned that there would be

            22    personal liability for directors?

            23           A.    Repeat the question, please.

            24                 (Record read.)

            25           A.    Yes.







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             2           Q.    Did he say that RJR management

             3    told him that they were concerned that there

             4    would be personal liability for directors?

             5           A.    I don't think he did.

             6           Q.    Did he say what the basis was for

             7    his belief that RJR management was concerned

             8    that there would be personal liability for

             9    directors?

            10           A.    Well, I think that --

            11                 MR. MASHBERG:  Just answer the

            12           question.

            13           A.    Yes.

            14                 MR. MASHBERG:  She is asking you

            15           did he say the basis?

            16           A.    Yes.

            17           Q.    What did he say?

            18           A.    I think just roughly that there

            19    had been statements in the press by members of

            20    management to that effect.

            21           Q.    Did Mr. LeBow discuss with the

            22    board -- withdraw that question.

            23                 Did Mr. LeBow tell the New Valley

            24    board that he believed a spin-off, an

            25    immediate spin-off, was possible







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             1                        Burns

             2    notwithstanding these three issues?

             3           A.    Yes.

             4           Q.    Did he explain why he held that

             5    belief?

             6           A.    Yes.

             7           Q.    What did he explain?

             8           A.    He said with respect to the fear

             9    that there might be liability on the part of

            10    directors in connection with a spin-off, that

            11    that was an insubstantial issue, and that in

            12    order for there to be any kind of a liability,

            13    the company, RJR Nabisco, would have to be

            14    insolvent in order to have a transfer in the

            15    form of creditors and that the company was

            16    anything but insolvent.  Very strong company.

            17    And that the objection of the directors in

            18    this regard was really unfounded.

            19           Q.    Did he address the other two

            20    issues?

            21           A.    Yes.  He said that with respect

            22    to the tax issue, that that, too, was wholly

            23    insubstantial, and that he was very clear that

            24    this would be a tax-free distribution of

            25    securities.  With respect to the third issue







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             1                        Burns

             2    which you are going to ask me about, he told

             3    us that there was no real legal and binding

             4    commitment on the part of the board to defer

             5    or delay the spin-off, but that this was some

             6    sort of a precatory notion that they had

             7    expressed to bondholders or creditors, and

             8    that the -- bankers, and that it was wholly

             9    insubstantial.

            10           Q.    How long did this discussion

            11    last?

            12           A.    I can't tell you.  It was not a

            13    long, lengthy thing.

            14           Q.    Do you have, having refreshed

            15    your recollection with this conversation, do

            16    you now have a better or do you have any

            17    recollection as to when this board discussion

            18    took place?

            19           A.    No, but --

            20                 MR. MASHBERG:  The answer is no,

            21           the answer is no.

            22           A.    The answer is no.

            23           Q.    Did the New Valley board take any

            24    board action with respect to RJR?

            25           A.    I don't remember.







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             2           Q.    Did the New Valley board

             3    authorize New Valley purchases of RJR stock?

             4           A.    At some point, but I can't

             5    remember the sequence, yes.

             6           Q.    Would that board authorization

             7    have taken place before New Valley actually

             8    began to purchase RJR stock?

             9                 MR. LOGAN:  Objection.

            10                 MR. MASHBERG:  Don't speculate.

            11           A.    I cannot speculate based on my

            12    last answer.

            13           Q.    Can you now recall anything else

            14    that was discussed with respect to RJR?

            15                 MR. MASHBERG:  Objection to form.

            16                 MS. SILVERBERG:  Let me rephrase

            17           the question.

            18           Q.    Can you now recall any other New

            19    Valley board meetings?

            20           A.    No.

            21           Q.    Regarding RJR?

            22           A.    No, but I think I testified

            23    earlier that from time to time, there would be

            24    an update as to what was going on, but that's

            25    about it.







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             2           Q.    Were any materials handed out at

             3    any of these New Valley board meetings

             4    regarding RJR?

             5                 MR. LOGAN:  Objection to form.

             6                 MS. SILVERBERG:  Let me rephrase

             7           that.

             8           Q.    Were any board materials

             9    distributed regarding RJR?

            10           A.    I honestly do not remember.

            11           Q.    If board materials were

            12    distributed, would you have kept them?

            13                 MR. MASHBERG:  Objection to form.

            14                 MR. LOGAN:  Objection to form.

            15           A.    Yes, if I had, if I had actually

            16    been handed them.  There were some meetings

            17    that I came in late or early and had to leave

            18    early, but if I had actually received

            19    something, I would have retained it.

            20           Q.    Is it your practice to retain

            21    board materials that you are handed?

            22           A.    Oh, yes, yes, it is.

            23           Q.    Would those board materials have

            24    gone into your New Valley folder?

            25           A.    Oh, absolutely.







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             2           Q.    I believe you testified earlier

             3    that the first discussion that you recall

             4    regarding RJR was a discussion in November of

             5    1995; is that correct?

             6                 MR. LOGAN:  Objection to form.

             7           A.    Yes, and when I say November, due

             8    to the passage of time, it could have been

             9    October.  Around there.

            10           Q.    I just want to confirm now that

            11    we have refreshed your recollection somewhat

            12    on the content of some of the board

            13    discussions that you believe that that

            14    discussion that you had took place before the

            15    board discussions regarding RJR?

            16                 MR. LOGAN:  Objection to form.

            17           A.    Yes, that's -- if I understand

            18    the question, I think that was my testimony.

            19    I think that's correct.

            20           Q.    Now this first discussion that

            21    you had regarding RJR, with whom did you have

            22    it?

            23           A.    I don't remember whether it was

            24    with Ben LeBow or Howard Lorber or both.  My

            25    best recollection is that vague, but it was







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             2    with Lorber, but didn't much matter, one or

             3    the other.

             4           Q.    Where was this discussion?

             5           A.    It was a telephone conversation.

             6           Q.    Who called whom?

             7           A.    I was called by whoever it was

             8    that called, whichever one called me.

             9           Q.    And what did they say?

            10           A.    They asked me if I would meet

            11    with Michael Hirschfeld and have him brief me

            12    on this whole RJR Nabisco situation, because

            13    they would like to chat with me about it and

            14    they would like him to bring me up-to-date.

            15           Q.    Did you have an understanding at

            16    that time as to what the RJR Nabisco situation

            17    was?

            18           A.    No, not really anyway other than

            19    what you read in the papers or something.

            20                 MS. SILVERBERG:  Let's take a

            21           quick break.

            22                 (Recess taken.)

            23                 MS. SILVERBERG:  Could you just

            24           read back the last answer?

            25                 (Record read.)







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             2           Q.    Did you ask either Mr. LeBow or

             3    Mr. Lorber what the RJR Nabisco situation was?

             4           A.    I don't remember.  It was a brief

             5    conversation and how much they told me or

             6    didn't tell me, I simply do not recall at the

             7    moment.

             8           Q.    Could you tell from the

             9    conversation whether they assumed that you

            10    knew what the RJR Nabisco situation was?

            11                 MR. MASHBERG:  Objection, calls

            12           for speculation.

            13                 MR. LOGAN:  Objection to form.

            14           Q.    Did they say anything that led

            15    you to believe that they -- let me rephrase

            16    that.  Did they explain to you what the RJR

            17    Nabisco situation was?

            18           A.    I don't think so.  Not in any

            19    great -- very brief conversation.

            20           Q.    When was the next conversation

            21    you had regarding -- with Mr. Lorber or LeBow?

            22                 MR. LOGAN:  About anything?

            23           Q.    Regarding RJR?

            24           A.    I had a conversation, my next

            25    conversation on the subject was with Mr.







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             2    LeBow, of those two people, and it may have

             3    been a week or two weeks thereafter, somewhere

             4    in that time frame.  Again, my recollection is

             5    very hazy and I can't swear that it was two

             6    weeks and not three weeks or one week and not

             7    days, I don't remember.

             8           Q.    During that first conversation,

             9    did you agree to meet with Mr. Hirschfeld?

            10           A.    Oh, yes.

            11           Q.    Did you set up a time during that

            12    conversation or did you agree to call Mr.

            13    Hirschfeld?

            14                 MR. MASHBERG:  Objection to form.

            15           Q.    During that conversation --

            16           A.    Neither one.

            17           Q.    Did they ask you to contact Mr.

            18    Hirschfeld?

            19           A.    No.

            20           Q.    Did they say that Mr. Hirschfeld

            21    would be in contact with you?

            22           A.    Yes.

            23           Q.    Did Mr. Hirschfeld call you?

            24           A.    Yes, he did.

            25           Q.    When did Mr. Hirschfeld call you?







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             2           A.    Shortly thereafter.

             3           Q.    Before Mr. Hirschfeld called you,

             4    did you discuss RJR with anybody?

             5           A.    No.

             6           Q.    After --

             7                 MR. LOGAN:  Other than what he

             8           already testified to?

             9                 MS. SILVERBERG:  I don't think he

            10           testified to anything happening between

            11           that first phone call and the call from

            12           Mr. Hirschfeld.

            13                 MR. LOGAN:  I don't think your

            14           question was so limited, but that's

            15           fine.

            16           Q.    Following that conversation, did

            17    you do any research on RJR Nabisco?

            18           A.    No.

            19           Q.    Did you do --

            20           A.    When you say the first

            21    conversation?

            22           Q.    With Mr. Lorber and Mr. LeBow?

            23           A.    No.

            24           Q.    Did you do any follow-up at all

            25    from that first conversation with Mr. Lorber







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             1                        Burns

             2    and Mr. LeBow?

             3                 MR. MASHBERG:  Objection to form.

             4                 MR. LOGAN:  Objection.

             5                 MR. MASHBERG:  What do you mean

             6           by follow-up?

             7           Q.    Did you take any action at all

             8    with respect to RJR following that first phone

             9    call with Mr. Lorber and Mr. LeBow?

            10                 MR. MASHBERG:  Objection to form.

            11                 MR. LOGAN:  Objection to form.

            12           A.    Yes.

            13           Q.    What did you do?

            14           A.    I took a phone call from Mr.

            15    Hirschfeld and agreed to meet with him.

            16           Q.    What did Mr. Hirschfeld say when

            17    he called -- during your first phone

            18    conversation with Mr. Hirschfeld, what did Mr.

            19    Hirschfeld say?

            20                 MR. MASHBERG:  Objection to the

            21           form and also -- go ahead.

            22           A.    I do not remember.

            23                 MR. LOGAN:  We object and we

            24           direct the witness not to disclose the

            25           substance of confidential







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             2           attorney-client communications.

             3           Q.    Did you understand that Mr.

             4    Hirschfeld was your counsel at that time?

             5                 MR. LOGAN:  Mr. Hirschfeld is

             6           counsel to New Valley Corporation.

             7           A.    He is not my counsel, he was

             8    counsel to New Valley Corporation and its

             9    board of directors of which I was a member.

            10           Q.    How long has Mr. Hirschfeld been

            11    counsel to New Valley Corporation?

            12           A.    I don't know.

            13           Q.    Did Mr. Hirschfeld, did that

            14    conversation with Mr. Hirschfeld involve --

            15    let me withdraw that.

            16                 Were you seeking legal advice

            17    from Mr. Hirschfeld at the time he called you?

            18           A.    I wasn't seeking it.  He was

            19    giving it.

            20                 MR. LOGAN:  Objection to the

            21           form.

            22           Q.    Was Mr. Hirschfeld giving legal

            23    advice to you during that conversation?

            24           A.    Yes, he was.

            25           Q.    Did you discuss anything with Mr.







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             2    Hirschfeld during that conversation that would

             3    not be considered legal advice?

             4                 MR. LOGAN:  Objection to form.

             5                 MR. MASHBERG:  First of all --

             6           A.    I don't understand your question.

             7    Let me share with you my difficulty so I can

             8    make it easier for you.  I don't know what you

             9    mean when you say that first conversation.

            10           Q.    You said that Mr. Hirschfeld

            11    phoned you approximately a week after your

            12    conversation with Mr. Lorber and Mr. LeBow?

            13                 MR. MASHBERG:  He didn't.

            14           A.    I didn't specify the week.

            15           Q.    I believe you said it was

            16    approximately a week or so?

            17           A.    Give or take, I would have no way

            18    of remembering that, yes.

            19                 And let me just make it clear to

            20    you, my conversation with him on the telephone

            21    was very brief indeed.  It was for the purpose

            22    only of scheduling a meeting.

            23           Q.    Did you schedule a meeting with

            24    Mr. LeBow?

            25           A.    Yes, we did.







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             2           Q.    When did you schedule a meeting

             3    for?

             4           A.    Shortly thereafter.  Again, I

             5    cannot give you a time frame.

             6           Q.    Where was the meeting to be held

             7    with him?

             8           A.    At my office.

             9           Q.    Who attended that meeting?

            10           A.    Mr. Hirschfeld and me.

            11           Q.    Did anyone else attend?

            12           A.    I don't recall anyone else being

            13    present.

            14           Q.    Did anyone send you information

            15    regarding RJR prior to that meeting?

            16           A.    No.

            17           Q.    Between the time Mr. Hirschfeld

            18    called and the time of that meeting?

            19           A.    No, no one did.

            20           Q.    Did you speak to anyone about RJR

            21    between the time of your first conversation

            22    with Mr. Hirschfeld and your first meeting?

            23           A.    I don't recall speaking to anyone

            24    else.

            25           Q.    Did you do anything to prepare







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             2    for that meeting with Mr. Hirschfeld?

             3           A.    No, not that I remember.

             4           Q.    How long did that meeting last?

             5           A.    Oh, I would say that the meeting

             6    lasted a good half-hour, 40 minutes.  Could

             7    have been an hour.

             8           Q.    What was discussed at that

             9    meeting?

            10                 MR. LOGAN:  Objection.  Direct

            11           the witness not to answer on the

            12           grounds of attorney-client privilege.

            13           Q.    Did Mr. Hirschfeld give you any

            14    written materials during that meeting?

            15           A.    No, he did not.

            16           Q.    Was anyone present at any point

            17    during that meeting?

            18           A.    I don't recall.

            19                 MR. LOGAN:  Other than --

            20           Q.    Other than yourself and Mr.

            21    Hirschfeld?

            22           A.    I don't recall whether anyone

            23    else was present.

            24           Q.    Did you discuss that meeting with

            25    anyone?







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             2           A.    Yes.

             3           Q.    Who did you discuss that meeting

             4    with?

             5           A.    Thereafter had the occasion to

             6    discuss it with Mr. LeBow.

             7           Q.    Did you discuss that meeting with

             8    anyone else?

             9           A.    I don't recall discussing it with

            10    anyone else at around that time frame.

            11           Q.    During any time frame?

            12           A.    I just don't recall ever

            13    discussing the meeting with anybody.

            14           Q.    Following that meeting with Mr.

            15    Hirschfeld, did you agree to meet with him at

            16    a later date?

            17           A.    No.

            18           Q.    What was the next action that you

            19    took with respect to RJR following your

            20    meeting with Mr. Hirschfeld?

            21                 MR. LOGAN:  Objection to form.

            22           A.    I took no action.

            23           Q.    Did you meet with Mr. LeBow or

            24    Mr. Lorber following that meeting with Mr.

            25    Hirschfeld?







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             2           A.    Yes, I did.

             3           Q.    Just trying to pin down, do you

             4    have a recollection as to when that meeting

             5    with Mr. Hirschfeld was?

             6           A.    I think I have put it in the time

             7    frame of November or October of 1995.

             8           Q.    Following that meeting you said

             9    you met with Mr. LeBow?

            10           A.    Yes, I did.

            11           Q.    Where did you meet with Mr.

            12    LeBow?

            13           A.    I met with him at the Rihga Hotel

            14    in the 50s on the West Side of New York and we

            15    met for a glass of wine.

            16           Q.    How long following your meeting

            17    with Mr. Hirschfeld did this meeting with

            18    LeBow take place?

            19           A.    I cannot tell you that.  But it

            20    was shortly thereafter is what I testified to.

            21    Whether it was days or a week, I just don't

            22    remember.

            23           Q.    Did anyone else attend other than

            24    you and Mr. LeBow?

            25           A.    No, it was just the two of us.







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             2           Q.    What was discussed at this

             3    meeting?

             4                 MR. MASHBERG:  I would just

             5           caution you in answering the question

             6           not to relate anything that was

             7           discussed between you and Mr.

             8           Hirschfeld, not to disclose any

             9           attorney-client communications with Mr.

            10           Hirschfeld when you relate what was

            11           discussed at the meeting.

            12           A.    The purpose of the meeting was

            13    for Mr. LeBow to seek my advice and my opinion

            14    as to whether or not it would be sensible for

            15    him to make a substantial investment in RJR

            16    Nabisco and whether it would be sensible for

            17    him to try to urge shareholders to unlock

            18    shareholder value by dividing the company into

            19    tobacco and food.  That was the purpose of the

            20    meeting.  He wanted my advice.  I would use

            21    the word "counsel," but he wasn't seeking

            22    legal counsel.  He was seeking business

            23    counsel.  He wanted to talk with me.

            24           Q.    To the best of your recollection,

            25    this conversation took place somewhere in







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             2    October, November 1995?

             3           A.    Yes, in that time frame.  If we

             4    could find the starting point, then we could

             5    logically go forward, but it's in that area.

             6           Q.    Did you know whether or not Mr.

             7    LeBow had already made an investment in RJR

             8    Nabisco stock?

             9           A.    No.

            10           Q.    No, he did not or no, you don't

            11    know?

            12           A.    No, I don't know which answers

            13    your question.  And I do not remember whether

            14    at that meeting he apprised me of the fact

            15    that he had or he hadn't.  I don't recall the

            16    subject coming up, to be honest with you.

            17                 MR. MASHBERG:  Just answer her

            18           question.

            19           Q.    Had New Valley made any

            20    investment in RJR Nabisco stock?

            21           A.    I do not know.

            22           Q.    During this conversation with Mr.

            23    LeBow --

            24           A.    When I say I do not know, I do

            25    not remember.







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             2           Q.    During this conversation with Mr.

             3    LeBow, did Mr. LeBow discuss the possibility

             4    of merging Liggett with RJR or any of its

             5    subsidiaries?

             6           A.    Absolutely not, no.

             7           Q.    Did you discuss anything else at

             8    this meeting?

             9           A.    I'm sure we may have, like the

            10    quality of the wine and things like that.

            11           Q.    Do you recall anything else that

            12    was discussed at the meeting?

            13           A.    No.  Essentially it was a short

            14    meeting and he really wanted to pick my brain

            15    and find out what I thought about this.

            16           Q.    What did you tell him?

            17           A.    I told him that I thought it was

            18    a good idea and that while he had been a

            19    controversial figure, that I thought that his

            20    recent successes really qualified him to

            21    undertake this project, this program, and I

            22    encouraged him to do it.  I encouraged him

            23    very strongly to go forward.

            24           Q.    When you say you encouraged him

            25    to go forward, to go forward with what?







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             2           A.    With acquiring, making an

             3    investment in RJR Nabisco and in undertaking

             4    to get the ensconced management to divide the

             5    company into tobacco and food.

             6           Q.    Did you discuss what actions Mr.

             7    LeBow might take in order to get management to

             8    divide the tobacco and food companies?

             9           A.    No, we didn't.  We didn't get

            10    into any mechanics or procedure.

            11           Q.    Did you discuss a possible

            12    consent solicitation?

            13           A.    My present recollection is that

            14    we did not.

            15           Q.    Did you discuss a proxy fight?

            16           A.    I don't think we -- as I say,

            17    there was no real discussion of mechanics or

            18    procedure.

            19           Q.    Was there any discussion of

            20    getting other investors to invest in RJR?

            21           A.    No.

            22           Q.    Did you take any notes of this

            23    meeting?

            24           A.    No.

            25           Q.    Did Mr. LeBow take any notes of







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             1                        Burns

             2    this meeting?

             3           A.    No.

             4           Q.    Did this meeting take place

             5    before or after any of the New Valley board

             6    meetings that we discussed earlier today at

             7    which RJR was discussed?

             8           A.    I believe that this took place

             9    before.

            10           Q.    How long did this meeting last?

            11           A.    I would say it lasted half-hour,

            12    40 minutes.

            13           Q.    Did you discuss this meeting with

            14    anyone?

            15           A.    I don't recall discussing it with

            16    anyone.

            17           Q.    Did you, during this meeting, did

            18    you schedule a future meeting with Mr. LeBow

            19    or Mr. Lorber?

            20           A.    No.

            21           Q.    Have I exhausted your

            22    recollection of everything that was discussed

            23    at that meeting?

            24           A.    At the moment my present

            25    recollection is pretty well exhausted, yes.







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             2           Q.    Did you discuss any of the, any

             3    obstacles to a possible spin-off of Nabisco

             4    from RJR?

             5           A.    We may have.  We may have.  I

             6    don't remember honestly, but that may have

             7    come up.  So you have indeed exhausted my

             8    recollection.

             9           Q.    At any time did the New Valley

            10    board discuss a possible merger of Liggett

            11    with any other company?

            12                 MR. MASHBERG:  I think you asked

            13           him that question before.

            14                 MS. SILVERBERG:  I asked whether

            15           or not they discussed a merger with RJR

            16           or any of its subsidiaries.

            17                 MR. MASHBERG:  I stand corrected.

            18           A.    Never was privy to any such

            19    discussion.

            20           Q.    Did you have any discussions

            21    outside of the New Valley board room or not in

            22    the context of the New Valley board regarding

            23    a possible merger between Liggett and any

            24    other company?

            25           A.    No.







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             2           Q.    What was the next conversation or

             3    discussion you had with anybody regarding RJR

             4    following your meeting with Mr. LeBow at the

             5    Rihga Hotel?

             6           A.    I'm not sure, but I think, my

             7    present recollection is the next time I

             8    addressed this issue at all was I had a

             9    telephone call from Mr. LeBow and Mr. Lorber

            10    both.

            11           Q.    Do you recall when this phone

            12    call was?

            13           A.    I would fix it at mid-November

            14    1995.

            15           Q.    What was discussed during that

            16    phone call?

            17           A.    I don't remember, but it was, the

            18    phone call had to do with matters other than

            19    RJR Nabisco.  We were discussing something

            20    else.  I don't remember what it was.

            21           Q.    Was there any discussion during

            22    this conversation of RJR?

            23           A.    Yes, there was.

            24           Q.    What was discussed?

            25           A.    In passing, en passant, Mr. LeBow








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             1                        Burns

             2    and/or Mr. Lorber or both, I forget which one,

             3    said "Incidentally, Arnie, we are putting

             4    together a slate of directors for the RJR

             5    situation in the event that there's no

             6    spin-off, and we want you to know that we have

             7    not asked you to be on the slate.  I just

             8    wanted you to understand that."

             9           Q.    Was this the first time that you

            10    heard that they were putting together a slate

            11    of directors?

            12           A.    Yes.

            13           Q.    Did they say during this phone

            14    call that it was not yet certain that the

            15    slate of candidates will indeed run for

            16    election at the next RJR annual meeting?

            17           A.    My understanding, I don't

            18    remember what was said precisely, my

            19    understanding was that this was a shadow slate

            20    in the event that certain things didn't

            21    happen.

            22           Q.    But it was not a certainty at the

            23    time that the slate would in fact run for

            24    election?

            25           A.    That's right, that's right.







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             2           Q.    Has there been a determination

             3    yet as to whether or not that slate will run

             4    for election?

             5           A.    So far as I know, the present

             6    plan is that they will not run unless our

             7    calculation was wrong and the RJR board

             8    refuses to make the spin-off even if

             9    shareholders want it.

            10           Q.    Was anything else discussed

            11    during this conversation about RJR?

            12           A.    Yes.

            13           Q.    What was that?

            14           A.    Well, they explained to me why

            15    they did not ask me to join the slate.

            16           Q.    Why was that?

            17           A.    They said they did it out of

            18    respect for me and out of my, what might be a

            19    sensitive position, they said that they fully

            20    expected that I might be a candidate for

            21    Attorney General of the United States should

            22    we have a new Republican administration after

            23    the November 1996 elections, and that they as

            24    my friends felt that it might be politically

            25    incorrect to be associated with a tobacco







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             1                        Burns

             2    company.

             3                 MR. LOGAN:  Off the record.

             4                 (Discussion off the record.)

             5           Q.    Did Mr. LeBow or Mr. Lorber give

             6    you any other reason as to why they were not

             7    going to put you on the slate?

             8           A.    No, that was it.

             9           Q.    Was there anyone else on this

            10    phone call?

            11           A.    No.

            12           Q.    Did you discuss anything else on

            13    this phone call regarding RJR?

            14           A.    Yes.

            15           Q.    What else did you discuss?

            16           A.    I just said to them that I

            17    genuinely appreciated their concern for me but

            18    that they should know me well enough to know

            19    that that's not how my mind works, and that

            20    they are my good friends and I have high

            21    regard and respect for both of them, and that

            22    my initial reaction is to want to be involved

            23    with them on this project, but I would have to

            24    think about it, you know, and they were, you

            25    know, very happy to hear that and I said I







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             2    would think about it.

             3           Q.    Did they mention the names of any

             4    other candidates who would be on the slate?

             5           A.    At some point I learned of course

             6    who they were, but I don't think that was

             7    mentioned on this occasion.  I could be wrong,

             8    but certainly they didn't give me a whole list

             9    of names and I don't think they really

            10    mentioned it, to be honest with you.

            11           Q.    Why did you want to be involved

            12    with this?

            13           A.    I just explained it to you.  I am

            14    an active lawyer, practicing law for 43 years,

            15    and this is, this seemed to be a challenging

            16    project, one that had intrinsic merit, and as

            17    I said, if you had called me and asked me, I

            18    would have said no, but these people were

            19    friends of mine and they asked me, they wanted

            20    me, and were really reticent about asking me

            21    is what it amounted to.

            22           Q.    When you said an interesting

            23    project, what did you have in mind as the

            24    project?

            25           A.    Well, I mean I saw instantly that







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             2    there was merit in this notion that the value

             3    of shareholders' investment would be enhanced

             4    mightily if the two aspects of this company

             5    were divided.

             6           Q.    On what did you base that

             7    opinion?

             8           A.    It was based on some reading I

             9    had done.  It was based on my conversation

            10    with Michael Hirschfeld.  It was based on my

            11    conversation with Ben LeBow which had taken

            12    place prior to this.

            13           Q.    Did you --

            14           A.    And, you know, Michael --

            15                 MR. MASHBERG:  Don't go into --

            16           A.    I'm not going to go into what he

            17    said, but he is a very logical, coherent,

            18    persuasive, articulate human being and was

            19    able to, you know, to give me the lay of the

            20    land which I built on when I met with Ben and

            21    so forth.

            22                 MS. SILVERBERG:  Off the record.

            23                 (Discussion off the record.)

            24           Q.    Did your opinion take into

            25    account the possible -- the potential







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             2    obstacles that were discussed by Mr. LeBow at

             3    the New Valley board meeting?

             4           A.    Again, I don't want to confuse

             5    you or confuse myself.  As I sit here now, I'm

             6    not at all sure there was any such discussion

             7    prior to this, prior to this tete-a-tete I'm

             8    describing to you.

             9           Q.    Were you aware of these potential

            10    obstacles?

            11           A.    Absolutely.

            12           Q.    At the time you had this

            13    conversation with Mr. Lorber and Mr. LeBow?

            14           A.    Yes, I was.

            15           Q.    Did you take into account in your

            16    opinion the merits of the potential obstacles?

            17           A.    I certainly did.

            18           Q.    Did you conclude that these

            19    obstacles would not be obstacles to a

            20    spin-off?

            21           A.    That's my conclusion then and

            22    now.

            23           Q.    On what do you base that?

            24           A.    Years of experience and common

            25    sense.







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             2           Q.    Have you done any research into

             3    the matter?

             4                 MR. MASHBERG:  Objection to form.

             5           A.    No.

             6           Q.    Have you spoken with any

             7    financial advisers on the issue?

             8           A.    No, other than people who are on

             9    the New Valley board.

            10           Q.    Have you spoken to any legal

            11    advisers on the issue?

            12                 MR. MASHBERG:  Other than Mr.

            13           Hirschfeld?

            14           Q.    Other than Mr. Hirschfeld?

            15           A.    No.  Not that I can remember.  I

            16    can't think of any at the moment.

            17           Q.    We have talked about this concept

            18    of a spin-off of Nabisco.  When we talk about

            19    this concept, do you envision an immediate

            20    spin-off of Nabisco, or eventual?  I want to

            21    clarify what we are talking about here.

            22                 MR. MASHBERG:  Objection to form.

            23                 MR. LOGAN:  Objection to form.

            24           A.    I really can't answer that

            25    question.  Let me put it in perspective for







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             2    you.  I anticipate a fairly immediate spin-off

             3    if the shareholders of the company ask the

             4    board of directors to do so.  As you know by

             5    now, the shareholders vote.  This referendum

             6    is precatory; it's not binding on the board.

             7    It is my view and the view of others that I

             8    have spoken with that the board will indeed do

             9    a spin-off if the shareholders demand it,

            10    period.  So in that situation, there would be

            11    a fairly immediate spin-off.  If the board

            12    should, the board of RJR Nabisco should flout

            13    the wishes of shareholders, and if a proxy

            14    fight then ensues, and if a new board is

            15    elected, which I would be a member, then it

            16    would stand to reason that at such time the

            17    matter would be taken off de novo, tabula rasa

            18    to decide whether in the circumstances then

            19    obtaining and then pertaining it would be

            20    appropriately wise to do that in the discharge

            21    of newly acquired fiduciary responsibilities.

            22           Q.    And once you are a member of the

            23    board, you would exercise your fiduciary

            24    duties in determining whether or not to

            25    approve the spin-off of Nabisco; is that







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             2    correct?

             3           A.    That's what I just said, I think.

             4           Q.    Just wanted to clarify the

             5    record.

             6                 Do you have any reason to believe

             7    that the current RJR board of directors are

             8    not exercising their fiduciary duties?

             9                 MR. MASHBERG:  I think you are

            10           calling for a legal conclusion here.  I

            11           think you are really getting far

            12           afield.

            13                 MR. LOGAN:  Objection.

            14           Q.    Going back to the telephone

            15    conversation, the last one that we have been

            16    discussing with Mr. Lorber and Mr. LeBow, I

            17    believe you testified that you told them that

            18    you would have to think about their offer and

            19    get back to them?

            20           A.    Yes.

            21           Q.    First, was any --

            22                 MR. LOGAN:  Objection to form.

            23           Q.    During this phone conversation we

            24    were discussing, did you discuss anything else

            25    regarding RJR?







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             2           A.    I don't believe so.

             3           Q.    Did you agree to think about

             4    their offer and get back to them?

             5           A.    Yes.

             6           Q.    Did you discuss that phone

             7    conversation with anyone?

             8           A.    Yes.

             9           Q.    With whom did you discuss the

            10    phone conversation?

            11           A.    I do not now remember, but I

            12    discussed it with partners of my firm, members

            13    of my firm, partners of mine, because this

            14    is --

            15                 MR. MASHBERG:  Not because.

            16           A.    Period.

            17           Q.    What did you tell the partners of

            18    your firm?

            19           A.    I cannot remember, you know, the

            20    actual words, but the message was that I have

            21    this opportunity to join a slate of board of

            22    directors of RJR in certain circumstances and

            23    that I am disposed to do that, but I wanted to

            24    be sure that the firm would have no objection

            25    to my doing so.  That's how it is in a







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             2    partnership.

             3           Q.    Is that the substance of the

             4    entire discussion you had with your partners?

             5           A.    That would be it.

             6           Q.    Did you discuss with any of your

             7    partners potential liability for the law firm

             8    for acts you might take as a director of RJR?

             9           A.    Yes, yes, I did.

            10           Q.    What did you discuss in that

            11    context?

            12           A.    It was very brief.  I told them

            13    that a condition of my undertaking to do this

            14    would be that I would be indemnified.

            15           Q.    That you personally would be

            16    indemnified?

            17           A.    Right.

            18           Q.    Was there any question about

            19    indemnification for any of the other partners

            20    of the law firm?

            21           A.    At one point, I asked for it.  I

            22    had -- what I did was I assigned someone in

            23    the firm to handle this issue.

            24           Q.    Was there a discussion with any

            25    of your partners of a possible personal







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             2    liability to you resulting from a spin-off of

             3    Nabisco?

             4           A.    No, there was never any

             5    discussion with that kind of a finite point as

             6    to whether or not it was a spin-off that would

             7    produce -- it was a question of liability of

             8    being a director.

             9           Q.    Have you received an

            10    indemnification agreement?

            11           A.    Yes.

            12           Q.    Does that indemnification

            13    agreement extend to other members of your law

            14    firm?

            15           A.    I do not know.

            16           Q.    Is there any indemnification

            17    agreement right now that extends to the other

            18    members of your law firm?

            19                 MR. MASHBERG:  Talking obviously

            20           with the RJR?

            21           Q.    Right, relating to the RJR

            22    matter?

            23           A.    No, I don't know.  The reason I

            24    don't know is I said to you that I assigned a

            25    member, a colleague of mine in the firm to







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             2    handle that.  He did and he worked it out to

             3    his satisfaction.

             4           Q.    Did you discuss your telephone

             5    conversation with Mr. Bennett LeBow with

             6    anyone else other than the partners at your

             7    firm?

             8           A.    I have no present recollection of

             9    having done that now.

            10           Q.    Did you discuss it with any

            11    friends?

            12           A.    I don't think so.

            13           Q.    Any colleagues other than your

            14    partners?

            15           A.    Maybe, but I don't think so.  I

            16    can't bring it to mind.

            17           Q.    Were you aware yet of any of the,

            18    the names of any of the other candidates for

            19    the slate?

            20                 MR. MASHBERG:  Objection to form.

            21           A.    At that -- at the point when I

            22    said yes, but I must be indemnified, I may

            23    have known, may have known one or two names.

            24    I can't remember which ones or whether I

            25    really did, but kind of think I did.







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             2           Q.    Do you know what criteria were

             3    used to select who would be the candidates

             4    that would be put on what you've called the

             5    shadow slate?

             6                 MR. MASHBERG:  Did anybody tell

             7           him?

             8                 MS. SILVERBERG:  I'm asking him

             9           if he knows.

            10                 MR. MASHBERG:  I interpret that

            11           as if anybody told him as opposed to

            12           speculating.

            13                 MR. LOGAN:  I object to the form

            14           of the question.

            15           Q.    Did anybody tell you what

            16    criteria were used to select candidates for

            17    the shadow slate?

            18           A.    Yes.

            19           Q.    What criteria was that?

            20           A.    They were looking for men of, men

            21    or women, of great stature, business

            22    experience, of experience in the tobacco

            23    business, experience in the world of finance,

            24    corporate finance.  They wanted people of real

            25    substance to be on this board.  They wanted --







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             2    that was it.  They were looking for real

             3    people.

             4           Q.    Do you know whether or not an

             5    individual's willingness to support a spin-off

             6    of Nabisco was a requirement for inclusion on

             7    the slate for the shadow board?

             8           A.    I do know whether or not it was a

             9    requirement of my being on.

            10           Q.    Was it?

            11           A.    Absolutely not.

            12           Q.    Do you know whether or not it was

            13    a requirement for anyone else being on the

            14    board?

            15           A.    I have never heard directly,

            16    indirectly by conversation, by writing or by

            17    osmosis that it was.

            18           Q.    What was the next conversation

            19    you had with anybody regarding RJR?

            20           A.    Well, I was having some

            21    conversations with my colleague in the firm

            22    about how to work out the indemnification, and

            23    thereafter I really can't remember any

            24    significant conversations until a meeting was

            25    convened of all of the persons then committed







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             2    to join the slate or the shadow slate that you

             3    and I have, we have coined the phrase here.

             4           Q.    Did there come a time when you

             5    told either Mr. LeBow or Mr. Lorber that you

             6    would indeed agree to serve?

             7           A.    Yes.

             8           Q.    As a candidate on the slate?

             9           A.    Thank you, that refreshes me.  I

            10    called him, I think it was Howard, I think it

            11    was Howard, and said "Hey, you know, I have

            12    talked to" --

            13           Q.    "Howard" meaning?

            14           A.    Lorber.  I talked about it and I,

            15    you know, "I would like to do this, I would

            16    like to join with you in this effort, but I

            17    have got to be indemnified."  And then that

            18    went into the works.

            19           Q.    Did you discuss anything else

            20    with Mr. Lorber during this conversation?

            21           A.    I don't think so.  Very brief

            22    conversation.

            23           Q.    Is it correct that the next

            24    event, then, is this meeting that was

            25    convened?







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             2           A.    I think so.  It could have been

             3    some piddling intervening event, but I don't

             4    remember any.

             5           Q.    Do you recall when this meeting

             6    took place?

             7           A.    No -- I think I can remember.  I

             8    think I can remember.  I think I can remember.

             9           Q.    Okay.

            10           A.    If you were to tell me, refresh

            11    my recollection as to the date on which this

            12    shadow slate had to be made public or filed

            13    with RJR, I think it must have been the day

            14    before or the day after.  It's right in there.

            15                 MR. MASHBERG:  She can tell you

            16           the exact date that the meeting took

            17           place.  She knows it.  We all know it.

            18           We have been through this 20 times

            19           already.  Tell him when the meeting

            20           took place.  Doesn't matter whether he

            21           can remember when the meeting took

            22           place.  Let's cut through this.

            23                 MS. SILVERBERG:  Could you please

            24           mark a document BGL 8381 as Burns

            25           Exhibit 3.







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             2                 (Memorandum dated November 13,

             3                 1995, bearing production Nos. BGL

             4                 8381, marked Burns Exhibit 3 for

             5                 identification, as of this date.)

             6           Q.    I have placed before you Burns

             7    Exhibit 3.  Does that refresh your

             8    recollection as to when the meeting was?

             9           A.    It certainly does.  It really

            10    doesn't, but I assume that it's correct.  Does

            11    not refresh my recollection.  Let me just look

            12    at it.

            13           Q.    I think -- off the record.

            14                 (Discussion off the record.)

            15           Q.    Do you recall that this meeting

            16    took place sometime in mid-November 1995?

            17           A.    Oh, absolutely, surely.

            18           Q.    Does the timing of this meeting

            19    now refresh your recollection somewhat as to

            20    when your initial meeting with Mr. LeBow took

            21    place?

            22           A.    No.  It's still very consistent

            23    with what I testified to.  It was early

            24    November or late October, yes.

            25           Q.    It's your recollection that these







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             2    series of telephone conversations and meetings

             3    occurred over the span of four to six weeks?

             4           A.    Something like that.  Again, I

             5    don't remember.

             6           Q.    Did the New Valley board meet to

             7    discuss -- withdraw that.

             8                 Were there any discussions at the

             9    New Valley board of directors meetings

            10    regarding RJR before this meeting you had with

            11    other directors?

            12                 MR. MASHBERG:  You mean at Sard?

            13           Q.    At Sard?

            14           A.    I don't remember.

            15           Q.    Who attended this meeting?

            16           A.    At Sard?

            17           Q.    At Sard, yes.

            18           A.    I should tell you that I came

            19    early and left early.  I was not there at the

            20    whole meeting.  The reason for that was I had

            21    very short notice.

            22                 MR. MASHBERG:  You don't have to

            23           give a reason.  Just answer her

            24           question.

            25           A.    Okay.  Present were Rouben







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             2    Chakalian, Bennett LeBow, Howard Lorber,

             3    someone from the Sard Verbinnen firm.  I don't

             4    remember his name, Peter Strauss, the lawyer,

             5    I have forgotten his name.

             6           Q.    Frome, F-R-O-M-E?

             7           A.    Mr. Frome.  I believe, I can't

             8    swear, I think Fred Zuckerman was there, I

             9    think.  I'm not 100 percent sure.  And I don't

            10    remember who else was there.  It may have been

            11    a couple others, and as I say, I had to leave

            12    early.

            13           Q.    What was discussed at that

            14    meeting?

            15           A.    Very little.  It was really a

            16    get-to-know-you-kind-of-a-meeting, for us to

            17    shake hands.  It was a very cordial, pleasant,

            18    I think we went around the table and each of

            19    us introduced ourselves to the others at the

            20    table and spent a minute or two talking about

            21    our backgrounds and what we did and so forth,

            22    and with some I would say as I recall, think

            23    back on it with some humor, touches of humor

            24    here and there.  It was a nice meeting.

            25           Q.    Did you discuss RJR at all during







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             2    this meeting?

             3           A.    Well, of course, because that's

             4    what we were there for.

             5           Q.    What was discussed with respect

             6    to RJR?

             7           A.    I have no recollection of that.

             8    I really don't remember what was discussed at

             9    that time, and as I say, I left early.  I was

            10    not there for a long time and somewhere along

            11    the line, I think Michael Hirschfeld joined

            12    us.  He came late.  I left early.  How much of

            13    an overlap, in fact, I have no recollection of

            14    his uttering a word.

            15           Q.    Putting aside this meeting, at

            16    any time other than at a New Valley board

            17    meeting, did you ever have a discussion with

            18    Mr. LeBow about possible obstacles to

            19    Nabisco's spin-off?

            20           A.    As I say, it may have been

            21    discussed at our first meeting when we sat at

            22    the Rihga Hotel.  Other than that, no.  Other

            23    than that and other than board meetings, no.

            24           Q.    Were any materials given out to

            25    the directors at this November meeting, the







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             2    slate of directors?

             3           A.    I don't know.  The reason I don't

             4    know is that I was not there for the whole

             5    time.  I don't have a recollection of bringing

             6    anything out of the meeting with me.

             7                 I should tell you in answer to an

             8    earlier question, one or two questions ago, I

             9    think you asked me if I have ever discussed

            10    this with anyone other than at a board meeting

            11    and I said no, I don't think so, but there was

            12    another discussion of this at a second meeting

            13    of the members of the shadow slate, so there

            14    was such a meeting.

            15                 MR. MASHBERG:  She will get to

            16           that.  Trust me, she will get to that.

            17                 THE WITNESS:  I wanted her to be

            18           aware of that.

            19           Q.    Did Mr. Icahn attend this meeting

            20    in mid-November?

            21           A.    The meeting at Sard?

            22           Q.    The Sard meeting.

            23           A.    You know the answer to that.  No,

            24    he wasn't there when I was there.

            25           Q.    Did you ever have a meeting at







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             2    which Mr. Icahn attended with respect to RJR?

             3           A.    No.

             4           Q.    Have you ever had a telephone

             5    conversation with Mr. Icahn at which RJR was

             6    discussed?

             7           A.    No.

             8           Q.    Following what has been termed

             9    the Sard meeting, what was the next

            10    conversation or meeting you had with respect

            11    to RJR or at which RJR was discussed?

            12           A.    I really don't remember, but as I

            13    said to you, there was another meeting.  It

            14    was held at the Friars Club.  It was a

            15    luncheon meeting.

            16           Q.    Did that meeting occur in

            17    mid-December?

            18           A.    I don't know.  I don't remember.

            19           Q.    Who attended that meeting?

            20           A.    I'm looking in my mind's eye, I'm

            21    trying to visualize it.  Rouben Chakalian was

            22    there.  Peter Strauss was there.  Fred

            23    Zuckerman was there.  I was there.  Ben LeBow

            24    was there.  Howard Lorber was there.  Mr.

            25    Frome was there.  I think he was.  He was also







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             2    there.  I'm not 100 percent sure.  I don't see

             3    him there, but I think he was.  And any other

             4    sundry members of the shadow slate.  I just

             5    don't remember who.

             6           Q.    Was there anyone there other than

             7    members of the shadow slate, to use your term,

             8    and Bennett LeBow and Mr. Lorber?

             9           A.    Oh, Dick Lampen was there and I

            10    think Dick Lampen was also present at the Sard

            11    meeting, I think.  I'm pretty sure he was.

            12                 What's your pending question?

            13                 MS. SILVERBERG:  You want to read

            14           back the question?

            15                 (Record read.)

            16           A.    I can't think of anyone.

            17           Q.    Between the Sard meeting and the

            18    Friars Club meeting, did you have any

            19    telephone conversations regarding RJR with Mr.

            20    LeBow or Mr. Lorber?

            21           A.    I may have, but I have no

            22    recollection of any such conversation, as we

            23    sit here now.

            24           Q.    Did you have any conversation

            25    between those two meetings with any of the







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             2    other candidates for the shadow slate?

             3           A.    Between the two -- the Sard

             4    meeting and the Friars Club meeting?

             5           Q.    That's correct.

             6           A.    No, I don't think so.

             7           Q.    What was discussed at the Friars

             8    Club meeting?

             9           A.    It was just an update on, an

            10    update on what was going on and again the

            11    position that the RJR directors were taking

            12    and an iteration of our approach to this.

            13           Q.    What was that approach?

            14           A.    That approach was to go to

            15    shareholders on a referendum and to give the

            16    shareholders an opportunity to exercise what

            17    we call corporate democracy and opine on the

            18    issue of whether or not there should be a

            19    separation of the food and the tobacco

            20    business.  And, you know, that was a nice

            21    discussion, very pleasant, cordial kind of a

            22    luncheon meeting.

            23                 I was the first to leave, but I

            24    think the meeting broke shortly after I left.

            25           Q.    Do you understand that the issue







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             2    before the shareholders is whether or not

             3    there should be a separation of the food and

             4    tobacco business or whether there should be an

             5    immediate separation of the food and tobacco

             6    business or do you have some other

             7    understanding?

             8                 MR. MASHBERG:  Objection to form.

             9                 MR. LOGAN:  Objection.

            10                 MR. MASHBERG:  Are you

            11           characterizing the consent solicitation

            12           that's out there and you are asking for

            13           his understanding of the consent

            14           solicitation, what it says?

            15                 MS. SILVERBERG:  Well, I asked

            16           him what was discussed about their

            17           approach to the consent solicitation

            18           and he said that in his response was

            19           that there's a referendum before the

            20           shareholders on whether or not there

            21           should be a spin-off or a separation of

            22           the tobacco and food business.  And I

            23           was asking whether or not he understood

            24           that the issue was one of whether there

            25           should be a separation or whether or







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             2           not the issue was one of the timing of

             3           the separation.

             4                 MR. MASHBERG:  I think you are

             5           asking him to characterize, I think you

             6           are right the way you recounted the

             7           testimony as to what the consent

             8           solicitation, the referendum

             9           quote/unquote said, so with that

            10           clarification, go ahead and answer the

            11           question.  Certainly the document does

            12           speak for itself, but she is asking for

            13           your understanding of it.

            14           A.    It's a very, very difficult

            15    question for me to answer, because it goes

            16    into the years of experience, surmise.

            17                 MR. MASHBERG:  She is asking for

            18           your understanding of the document.

            19           A.    I'm going to give it to her.  No

            20    no, of the document?

            21                 MR. MASHBERG:  Of the consent

            22           solicitation.

            23           A.    Our consent solicitation is

            24    designed to inquire of shareholders as to

            25    whether they want, I'm going to use my own







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             2    words, a spin-off, to use the Supreme Court's

             3    terminology, with all due deliberate speed,

             4    and the reason why I said it's a difficult

             5    question to answer is in my own heart and

             6    mind, I wonder about the bona fides of the

             7    current directors of RJR and whether or not

             8    they ever intend to have a spin-off ever, but

             9    I don't know.

            10           Q.    Have I exhausted your

            11    recollection of what was discussed at the

            12    Friars Club meeting?

            13           A.    You have not only exhausted my

            14    recollection, you have exhausted me.

            15           Q.    Have you had any other

            16    discussions with anyone after the Friars Club

            17    meeting regarding RJR?

            18           A.    That was in December, it's now

            19    January.

            20           Q.    January.

            21           A.    So that would have been -- I have

            22    no recollection of any discussions on these

            23    subjects.

            24           Q.    Having gone through this series

            25    of meetings, I'm going to try once again, does







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             2    this refresh your recollection at all as to

             3    when the New Valley board of directors

             4    discussed RJR?

             5           A.    No, it doesn't but the minutes

             6    and records will speak for themselves.

             7           Q.    Have you had any conversations

             8    with RJR shareholders regarding the consent

             9    solicitation?

            10           A.    No.

            11           Q.    Have you had any conversations

            12    with RJR shareholders regarding a spin-off?

            13           A.    No.

            14           Q.    Have you had any conversations

            15    with RJR shareholders regarding your candidacy

            16    on this, your potential candidacy on this

            17    shadow slate?

            18                 MR. MASHBERG:  Other than Mr.

            19           LeBow or --

            20           Q.    Other than Mr. LeBow and

            21    officers, employees of Brooke Group and New

            22    Valley?

            23           A.    No, I have not.

            24           Q.    Do you know a Mr. Lucio Tan?

            25           A.    Spell the last name.







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             2           Q.    T-A-N.

             3           A.    T-A-N.

             4                 MS. SILVERBERG:  Off the record.

             5                 (Discussion off the record.)

             6           A.    What is the name.

             7           Q.    Lucio, L-U-C-I-O, Tan, T-A-N?

             8           A.    No, I have never heard of that

             9    person.

            10           Q.    Have you heard of Gary Black?

            11           A.    No, I have not.

            12           Q.    Paul Taberer?

            13           A.    No, I have not.

            14           Q.    Are you familiar with a company

            15    called Intabex?

            16           A.    No, I'm not.

            17           Q.    Are you familiar with a company

            18    called Tabaca Lera?

            19           A.    No, no I am not.

            20           Q.    Tabaca Lera?

            21           A.    Either way, I don't know.

            22           Q.    Are you familiar with a company

            23    called Reemtsma?

            24           A.    No.

            25                 MS. SILVERBERG:  Off the record.







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             2                 (Discussion off the record.)

             3                 (Recess taken.)

             4           Q.    I just want to make sure that the

             5    record is clear on a few points and if I am

             6    repeating a question, I apologize.

             7           A.    You go right ahead, Lieutenant

             8    Columbo, ask me the last question.

             9           Q.    Have you ever had any discussion

            10    with anybody about a possible merger of

            11    Liggett with RJR or any of its subsidiaries?

            12           A.    No, I was never -- never -- no.

            13           Q.    Did you ever learn, other than by

            14    reading the consent solicitation materials,

            15    that LeBow had meetings with people at RJR?

            16           A.    My answer is no.  I may have

            17    missed something along the way.

            18           Q.    Were you ever told by anybody

            19    that LeBow or anyone else at New Valley were

            20    seeking investors in RJR?

            21                 MR. MASHBERG:  People to buy

            22           stock?

            23                 MR. LOGAN:  Objection to form.

            24           Q.    Were you ever told that LeBow or

            25    Icahn or Mr. Lorber were soliciting people or







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             2    requesting that people invest in RJR stock?

             3           A.    No.

             4           Q.    Were you ever asked to purchase

             5    shares of RJR stock?

             6           A.    No.

             7           Q.    Are you aware of anyone who was

             8    asked by either Mr. Lorber, LeBow or Icahn or

             9    anyone at New Valley to invest in RJR stock?

            10           A.    I know of no such person.

            11           Q.    I would like to show you a

            12    document that bears production Nos. PS, which

            13    is from Peter Strauss's production, 223 to 359

            14    and actually I will first ask the court

            15    reporter to mark it as, I believe, Burns 4.

            16                 (Group of documents, title page

            17                 headed "RJR Nabisco Selected

            18                 Documents," bearing production

            19                 Nos. PS 223 through 359 marked

            20                 Burns Exhibit 4 for

            21                 identification, as of this date.)

            22           Q.    Have you seen a copy of that

            23    document before?

            24           A.    I think I have, but -- I think I

            25    have.  There are certain things.







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             2           Q.    I will represent to you that your

             3    counsel made a document production from your

             4    files this morning.

             5           A.    I know.

             6           Q.    And I notice that that document

             7    was in your production as well.

             8           A.    It was?

             9           Q.    It was.

            10           A.    I really have no recollection of

            11    having -- I never read this document, but the

            12    reason why I said well, yes, is that there are

            13    certain pages here that kind of look familiar

            14    to me.  I never read this document.

            15           Q.    When did you receive the

            16    document?

            17           A.    I don't know.

            18           Q.    Did you receive it at a meeting?

            19           A.    I have no idea.  I have no

            20    recollection of ever receiving this document.

            21                 MS. SILVERBERG:  I ask the

            22           reporter to mark as Burns Exhibit 5 and

            23           6, two copies of a consent of nominee.

            24                 (Copy of consent of nominee

            25                 marked Burns Exhibit 5 for







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             2                 identification, as of this date.)

             3

             4                 (Copy of consent of nominee

             5                 marked Burns Exhibit 6 for

             6                 identification, as of this date.)

             7                 MS. SILVERBERG:  With a copy of

             8           your signature.

             9           Q.    Is that your signature on each of

            10    the two exhibits?

            11           A.    Yes, it is.  It's a xerox copy of

            12    what appears to be my signature.

            13           Q.    Is that the form that you signed

            14    to consent to putting your name on the slate

            15    for the shadow board?

            16                 MR. MASHBERG:  Shadow slate.

            17           A.    Yes, yes.

            18           Q.    Can you explain why there are two

            19    signed consents?

            20           A.    No.

            21           Q.    Do they, do you know whether or

            22    not you signed two different consents?

            23           A.    No.  No, I don't know.  If I did.

            24    I don't know that I did.  I just don't

            25    remember.







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             2           Q.    Do the signatures and the

             3    handwritten date appear to be slightly

             4    different on the two versions?

             5           A.    Well, these are xerox copies, so

             6    you never know what breaks in the xerox

             7    machine.  I just don't know.

             8                 MS. SILVERBERG:  I would like to

             9           ask the court reporter to mark as Burns

            10           Exhibit 7, a document bearing

            11           production Nos. AB 557 to 579.

            12                 (Fax transmittal sheet and

            13                 questionnaire, bearing production

            14                 Nos. AB 557 through 579, marked

            15                 Burns Exhibit 7 for

            16                 identification, as of this date.)

            17           Q.    Did that document come from your

            18    files?

            19                 MR. MASHBERG:  I will represent

            20           that it did.

            21           Q.    Does that, is that document a

            22    questionnaire that you filled out in

            23    connection with your agreeing to serve on the

            24    shadow slate?

            25           A.    It is.







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             2           Q.    Did you in fact fill out that

             3    questionnaire?

             4           A.    I did.

             5           Q.    Are the handwritten notations on

             6    that document your handwritten notations?

             7           A.    Yes, they are.

             8                 MS. SILVERBERG:  I would like to

             9           mark as Burns 8, a document bearing

            10           production Nos. AB 429 through 432 and

            11           as Exhibit 9, document bearing

            12           production Nos. AB 537 through 543.

            13                 (Indemnification Agreement,

            14                 bearing production Nos. AB 429

            15                 through 432, marked Burns Exhibit

            16                 8 for identification, as of this

            17                 date.)

            18

            19                 (Fax transmittal sheet and

            20                 Indemnification Agreement,

            21                 bearing production Nos. AB 537

            22                 through 543, marked Burns Exhibit

            23                 9 for identification, as of this

            24                 date.)

            25           Q.    Do these exhibits, 8 and 9, come







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             2    from your files?

             3                 MR. MASHBERG:  I will represent

             4           that they do.

             5           Q.    I believe you testified earlier

             6    about an indemnification agreement that you

             7    discussed with Mr. LeBow or Mr. Lorber?

             8           A.    Yes.

             9           Q.    Are these documents drafts of

            10    that indemnification agreement?

            11           A.    Well, the question is misleading.

            12    I think you misapprehended or misstated what I

            13    said.

            14           Q.    Wasn't intended to be.

            15           A.    I know that.  You asked me if I

            16    had testified that I had discussed an

            17    indemnification agreement.  I never have.  Our

            18    discussion merely was limited to two guys

            19    saying:  Hey, in order for me to do this, I

            20    have to be indemnified.  At that point, others

            21    took over.

            22           Q.    Does this indemnification

            23    agreement, though, reflect the type of

            24    indemnification that you were seeking in

            25    connection with your agreement to serve on the







                     CLASSIC REPORTING, INC. (212) 268-2590

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             1                        Burns

             2    shadow slate?

             3           A.    I would say I think so.

             4           Q.    Do you know whether or not you

             5    have actually signed an indemnification

             6    agreement?

             7           A.    No, I do not know that.

             8           Q.    You have not done so or you do

             9    not --

            10           A.    I do not know whether I did.  I

            11    have no distinct recollection of having signed

            12    one.  I wonder why I would have to sign one.

            13                 MS. SILVERBERG:  I would like to

            14           mark as Burns Exhibit 10, a document

            15           bearing production Nos. AB 527 through

            16           531.

            17                 (Multipage document, fax

            18                 transmittal sheet and resume of

            19                 E. Thomas Williams, Jr., bearing

            20                 production Nos. AB 527 through

            21                 531, marked Burns Exhibit 10 for

            22                 identification, as of this date.)

            23           Q.    Did that document come from your

            24    files?

            25                 MR. MASHBERG:  I represent that







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             1                        Burns

             2           it did.

             3           Q.    Could you identify that document

             4    for me?

             5           A.    Okay, I have looked at it.

             6           Q.    What is this document?

             7           A.    I have no idea.  It appears to be

             8    a resume of one Mr. Williams who is seeking a

             9    position on the shadow slate.

            10           Q.    Do you know Mr. Williams?

            11           A.    No.

            12           Q.    Have you ever spoken to Mr.

            13    Williams?

            14           A.    No.

            15           Q.    Did you send that letter to Mr.

            16    LeBow or anybody else at Brooke Group?

            17           A.    I don't know.  It appears from

            18    the papers that I did.  Why I ever got that,

            19    if I did, I'm sure I did, I have no idea.

            20           Q.    Do you have any knowledge or

            21    information regarding that document that you

            22    have not already testified to?

            23           A.    No.  I never heard of the guy.

            24                 MS. SILVERBERG:  I would like to

            25           mark as Burns Exhibit 11, a document







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                                                                    117


             1                        Burns

             2           bearing production Nos. AB 90 through

             3           AB 101.

             4                 (Memorandum dated January 2, 1996

             5                 with attached executed agreement,

             6                 bearing production Nos. AB 90

             7                 through AB 101, marked Burns

             8                 Exhibit 11 for identification, as

             9                 of this date.)

            10           Q.    Putting before you Burns Exhibit

            11    11, can you identify that document for me,

            12    please?

            13           A.    Yes.

            14           Q.    What is the document?

            15           A.    This is an agreement executed and

            16    delivered, I believe, by and between New

            17    Valley Corporation and the Brooke Group Ltd.

            18    together with a fairness opinion to which I

            19    think I had heretofore adverted from

            20    Oppenheimer & Co., Inc., the fairness of the

            21    terms of this agreement.

            22           Q.    What is the purpose of this

            23    agreement?

            24           A.    The agreement, without going into

            25    great detail, I haven't read it in a long







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                                                                    118


             1                        Burns

             2    time, if I ever read it, it's a sharing of

             3    costs and expenses and so forth in connection

             4    with the RJR program.

             5           Q.    I would like to call your

             6    attention to Page AB 96, paragraph 6?

             7           A.    You can just hand it to me.

             8           Q.    Which refers to Liggett?

             9           A.    Right.

            10           Q.    Have you had an opportunity to

            11    read that paragraph?

            12           A.    I have had an opportunity to look

            13    at it and glance at it, not read every word

            14    but I see what it is.

            15           Q.    Does that paragraph refresh your

            16    recollection at all as to whether or not you

            17    had any discussions with anyone about the

            18    possibility of merging Liggett with another

            19    entity?

            20           A.    No, it does not.

            21                 MS. SILVERBERG:  Finally, I would

            22           like to mark as Burns Exhibit 12, a

            23           stack of documents that were produced

            24           to us this morning beginning with the

            25           prefix AB and containing Bates Nos.







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                                                                    119


             1                        Burns

             2           0001 through 0593, with the caveat that

             3           certain of the documents with the AB

             4           prefix have already been removed so

             5           they could be marked as exhibits

             6           previously in the deposition.

             7                 (Group of documents, bearing

             8                 production Nos. AB 0001 through

             9                 AB 0593, marked Burns Exhibit 12

            10                 for identification, as of this

            11                 date.)

            12           Q.    Are these documents from your

            13    files?

            14                 MR. MASHBERG:  I will endeavor to

            15           answer that question.  These all appear

            16           to be copies of documents that I caused

            17           to be pulled from Mr. Burns's files in

            18           response to the subpoena duces tecum

            19           for this deposition.  I have not gone

            20           through this page by page, but it

            21           certainly appears to be the documents

            22           that were in Mr. Burns's file which

            23           were produced this morning.

            24           Q.    These documents came from the

            25    file that you described this morning which







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                                                                    120


             1                        Burns

             2    contained your New Valley materials; isn't

             3    that correct?

             4           A.    Yes, ma'am.

             5                 MS. SILVERBERG:  I have no

             6           further questions for the witness at

             7           this time.

             8                 MR. MASHBERG:  Nothing here.

             9                 (Time noted:  1:30 p.m.)

            10

            11                 Arnold I. Burns

            12    Subscribed and sworn to

            13    before me this______day

            14    of_________________1996.

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25







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                                                                    121


             1

             2
                                  C E R T I F I C A T E
             3
                  STATE OF NEW YORK     )
             4                          )  ss.:
                  COUNTY OF NEW YORK    )
             5
                               I, DONNA BRUNCK, a Certified
             6
                         Shorthand Reporter and Notary Public within
             7
                         and for the State of New York, do hereby
             8
                         certify:
             9
                               That I reported the proceedings in
            10
                         the within-entitled matter, and that the
            11
                         within transcript is a true record of
            12
                         such proceedings.
            13
                               I further certify that I am not
            14
                         related, by blood or marriage, to any of
            15
                         the parties in this matter and that I am
            16
                         in no way interested in the outcome of
            17
                         this matter.
            18
                               IN WITNESS WHEREOF, I have hereunto
            19
                         set my hand this__23rd__day of_January,
            20
                         1996.
            21
                                        __________________________
            22                             DONNA BRUNCK, CSR

            23

            24

            25







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             1

             2    January 23, 1996

             3                        I N D E X

                  WITNESS                                       PAGE
                  _______                                       ____
             4    ARNOLD I. BURNS
                         Examination by Ms. Silverberg           4
             5
                                   E X H I B I T S

             6    BURNS
                  _____

                  FOR IDENTIFICATION                            PAGE
                  __________________                            ____

             7    1      Subpoena                                7

             8    2      Letter dated November 14, 1995
                         to Mr. White from Mr. Lampen,
             9           with attachment, bearing
                         production Nos. BGL 8660 to 8662       43
            10
                  3      Memorandum dated November 13,
            11           1995, bearing production Nos.
                         BGL 8381                               95
            12
                  4      Group of documents, title page
            13           headed "RJR Nabisco Selected
                         Documents," bearing production
            14           Nos. PS 223 through 359               109

            15    5      Copy of consent of nominee            110

            16    6      Copy of consent of nominee            111

            17    7      Fax transmittal sheet and
                         questionnaire, bearing production
            18           Nos. AB 557 through 579               112

            19    8      Indemnification Agreement,
                         bearing production Nos. AB 429
            20           through 432                           113

            21    9      Fax transmittal sheet and
                         Indemnification Agreement,
            22           bearing production Nos. AB 537
                         through 543                           113
            23

            24

            25







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             1

             2    January 23, 1996

             3                     E X H I B I T S
                                     (Continued)
             4
                  BURNS
                  _____
             5    FOR_IDENTIFICATION                            PAGE
                  ___ ______________                            ____
                  10     Multipage document, fax
             6           transmittal sheet and resume
                         of E. Thomas Williams, Jr.,
             7           bearing production Nos. AB 527
                         through 531                           115
             8
                  111    Memorandum dated January 2,
             9           1996 with attached executed
                         agreement, bearing production
            10           Nos. AB 90 through AB 101             117

            11    112    Group of documents, bearing
                         production Nos. AB 0001 through
            12           AB 0593                               119

            13

            14

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25

                     CLASSIC REPORTING, INC. (212) 268-2590

                                                                    1

==============================================================================
In The Matter Of:

                       RJR NABISCO HOLDINGS CORP. v.
                          BENNETT S. LEBOW et al.

                             ----------------

                               CARL C. ICAHN
                          Vol. 1, January 25, 1996

                             ----------------


                          CLASSIC REPORTING, INC.
                            13 WEST 36th STREET
                            NEW YORK, NY 10018
                              (212) 268-2590


                   Orginal File ci012596.asc, 170 Pages
               Min-U-Script[Registered] File ID: 3360773241



          Word Index included with this Min-U-Script[Registered]
==============================================================================

==============================================================================
                    IN THE UNITED STATES DISTRICT COURT

                 FOR THE MIDDLE DISTRICT OF NORTH CAROLINA

                  -------------------------------------x
                                                       :
                  RJR NABISCO HOLDINGS CORP.,          :
                                                       :
                                     Plaintiff,        :
                                                       :
                               -against-               : 6:95CV00812
                                                       :
                  BENNETT S. LEBOW, BROOKE GROUP LTD., :
                  And CARL C. ICAHN,                   :
                                                       :
                                     Defendants.       :
                                                       :
                  -------------------------------------x

                                     January 25, 1996
                                     2:10 P.M.

                               Deposition of Defendant, CARL C.

                  ICAHN, taken by plaintiff pursuant to

                  subpoena, at the law offices of Wachtell

                  Lipton Rosen & Katz, 51 West 52nd Street, New

                  York, New York 10019, before Donna Brunck, a

                  Certified Shorthand Reporter and Notary Public

                  within and for the State of New York.



















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                                                                    2


             1

             2    A P P E A R A N C E S:

             3           WACHTELL LIPTON ROSEN & KATZ
                               Attorneys for Plaintiff
             4                 51 West 52nd Street
                               New York, New York 10019
             5
                         BY:   WARREN L. STERN, ESQ.
             6                 RACHELLE SILVERBERG, ESQ.
                                     -and-
             7           WOMBLE CARLYLE SANDRIDGE & RICE
                               3300 One First Union Center
             8                 301 South College Street
                               Charlotte, North Carolina 28202-6025
             9
                         BY:   WILLIAM C. RAPER, ESQ.
            10

            11           MILBANK, TWEED, HADLEY & McCLOY
                               Attorneys for Defendants
            12                 and the Witness
                               1 Chase Manhattan Plaza
            13                 New York, New York 10005-1413

            14           BY:   DAVID J. WOLFSON, ESQ.
                               HARLAN PROTASS,  ESQ.
            15

            16           GORDON ALTMAN BUTOWSKY
                         WEITZEN SHALOV & WEIN,
            17                 Attorneys for Defendant
                               Carl C. Icahn
            18                 114 West 47th Street
                               New York New York 10036
            19
                         BY:  THEODORE ALTMAN, ESQ.
            20

            21

            22

            23

            24

            25







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                                                                    3


             1

             2                 IT IS HEREBY STIPULATED AND AGREED by

             3    and among the attorneys for the respective parties

             4    herein that the sealing, filing and certification

             5    of the within deposition be waived; that such

             6    deposition may be signed and sworn to before any

             7    officer authorized to administer an oath, with the

             8    same force and effect as if signed and sworn to

             9    before a judge of this court.

            10                 IT IS FURTHER STIPULATED AND AGREED

            11    that all objections, except as to the form, are

            12    reserved to the time of the trial.

            13

            14

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25







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                                                                    4


             1                        Icahn

             2    C A R L  C.   I C A H N,

             3           having been first duly sworn by the

             4           Notary Public (Donna Brunck), was

             5           examined and testified as follows:

             6    EXAMINATION BY MR. STERN:

             7           Q.    Mr. Icahn, have you been deposed

             8    before?

             9           A.    Yes.

            10           Q.    About how many times?

            11           A.    I don't know, 70, 80 times.

            12           Q.    Seventy or 80 times.  I take it,

            13    then, you have no questions about how a

            14    deposition proceeds; is that correct?

            15           A.    No, no.

            16           Q.    Have you had any discussions

            17    regarding the deposition that you are giving

            18    now?

            19           A.    Except for my attorney, I have

            20    not.

            21           Q.    And I take it your discussions

            22    with your attorney have been for purposes of

            23    obtaining legal counsel; is that correct?

            24           A.    Of what?

            25           Q.    Of obtaining legal counsel; is







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                                                                    5


             1                        Icahn

             2    that correct?

             3           A.    Of obtaining legal counsel?

             4           Q.    Yes, your discussions with your

             5    attorney?

             6           A.    Have been pertaining to this

             7    deposition?

             8           Q.    Yes.

             9           A.    I don't understand the question.

            10           Q.    You were discussing this

            11    deposition with your attorney for the purpose

            12    of obtaining legal counsel; is that correct?

            13           A.    I see what you mean, yes.

            14           Q.    Have you had any discussions with

            15    anyone associated with Brooke Group concerning

            16    this deposition?

            17           A.    No.

            18           Q.    Have you reviewed any transcript

            19    of the deposition of any other person taken in

            20    this case?

            21           A.    Aside from with my attorney?

            22           Q.    Did you review a transcript with

            23    your attorney?

            24           A.    My attorney read some things from

            25    a transcript of a deposition with Bennett







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                                                                    6


             1                        Icahn

             2    LeBow.

             3           Q.    What things did he read?

             4           A.    I really can't recall, just some

             5    of the questions Bennett answered pertaining

             6    to some discussions with me.

             7           Q.    Was that testimony accurate so

             8    far as you know?

             9           A.    Yes.

            10           Q.    Did you look at any documents in

            11    preparation for this deposition?

            12           A.    No.

            13           Q.    Did your attorney read any other

            14    documents to you?

            15           A.    Not that I recall.

            16           Q.    Mr. Icahn, what's the name of

            17    your firm?

            18           A.    I have a lot of firms but

            19    basically Icahn & Company.

            20           Q.    Is Icahn & Company the firm that

            21    handled -- that's handling the RJR matter?

            22                 I will put a different question.

            23                 Who of your colleagues has worked

            24    on the RJR matter with you?

            25           A.    Basically only me.  I have an







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                                                                    7


             1                        Icahn

             2    assistant that, you know, one of my assistants

             3    did some review of the basic numbers of RJR,

             4    you know, the public documents and earnings

             5    and what have you.

             6           Q.    What's the name of that

             7    assistant?

             8           A.    Richard Rubin.

             9           Q.    Which of your companies does Mr.

            10    Rubin work for?

            11           A.    Just basically Icahn.

            12           Q.    What's his position?

            13           A.    I don't know if he has a specific

            14    title.  He is a research analyst.  I guess

            15    that would define his role.

            16           Q.    Mr. LeBow mentioned a Mr.

            17    Rachefsky, is that a name familiar to you?

            18           A.    Yes.

            19           Q.    Who is Mr. Rachefsky?

            20           A.    He is also a research analyst.  I

            21    would say he is above Rubin in position there

            22    at Icahn.  He has worked a lot on Brooke, but

            23    not so much on Reynolds.

            24           Q.    What is the distinction between

            25    the work on Brooke and the work on Reynolds?







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                                                                    8


             1                        Icahn

             2           A.    They are two different companies.

             3           Q.    What kind of work has your firm

             4    been performing with respect to Brooke -- I

             5    will put another question.  Does this pertain

             6    to your holdings in Brooke Group, that is, the

             7    work that Mr. Rachefsky performed?

             8           A.    Yes.

             9           Q.    Have you engaged any outside

            10    consultants in connection with the RJR matter?

            11           A.    No.

            12           Q.    Now, in connection with this

            13    deposition, did you -- let me put a different

            14    question.  Did you maintain a file with

            15    respect to RJR?

            16           A.    I don't know if Rubin does.

            17           Q.    I'm asking now you personally?

            18           A.    I don't know if you call it a

            19    file.  I might have some reports and what have

            20    you on it.  I can't really recall.

            21           Q.    Did anyone at any of your

            22    companies maintain any file concerning RJR, to

            23    your knowledge?

            24           A.    My secretary might have some

            25    research reports that I have looked at, but I







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                                                                    9


             1                        Icahn

             2    don't really recall.

             3           Q.    What about Mr. Rubin, do you know

             4    if he had a file?

             5           A.    You would have to ask him, I

             6    don't know.

             7           Q.    Same question for Mr. Rachefsky?

             8           A.    I doubt he has anything, because

             9    he hasn't really worked on it, but Rubin

            10    might.

            11           Q.    Do you maintain a diary or

            12    personal appointment book of some kind?

            13           A.    Yes.

            14           Q.    Have you looked at that book to

            15    see if there are any entries concerning RJR?

            16           A.    No.

            17           Q.    Do you know whether there are

            18    any?

            19           A.    I don't know.  I think we sent

            20    all the pertinent material to you in

            21    discovery, though.

            22           Q.    I was going to ask you whether or

            23    not to your knowledge any files of your firm

            24    have been reviewed for purposes of discovery

            25    in this case?







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                                                                    10


             1                        Icahn

             2           A.    I think my attorneys looked at

             3    them.

             4           Q.    Why do you think that?

             5           A.    Well, I was told that.

             6           Q.    Who told you that?

             7           A.    Is that attorney-client privilege

             8    or is that all right?

             9                 MR. ALTMAN:  You can answer that.

            10           A.    My attorney told me.

            11           Q.    Did he tell you what files were

            12    reviewed?

            13           A.    No.  He just said he had looked

            14    at some stuff for discovery.

            15           Q.    Did he say whether or not he had

            16    looked at any of your personal appointment

            17    books?

            18           A.    I don't recall if he did.

            19           Q.    And you don't know one way or

            20    another whether he did or not; is that

            21    correct?

            22           A.    I think he did.

            23           Q.    Did he tell you he did?

            24           A.    He went over with me the dates,

            25    some of the dates about, you know, the filing







                     CLASSIC REPORTING, INC. (212) 268-2590

                                                                    11


             1                        Icahn

             2    of the Hart-Scott, that type of thing, because

             3    I was trying to remember when we had filed and

             4    when we had bought stock and what have you.

             5           Q.    Do you believe he looked at your

             6    personal diary in connection with that review?

             7           A.    Yes.

             8           Q.    Do you know of any documents in

             9    your possession concerning your investment in

            10    RJR that were not produced in connection with

            11    this matter?

            12           A.    I really don't know what was

            13    produced so I can't answer that.

            14           Q.    You don't know?

            15           A.    No.

            16           Q.    Have you destroyed any documents

            17    relating to the RJR investment?

            18           A.    No.

            19           Q.    Do you know whether you have

            20    discarded any?

            21           A.    I don't really know that I even

            22    have any.  The only thing I can say to you is

            23    that I might have some in a file concerning

            24    some of the press releases and some of the --

            25    I'm just guessing now, some research reports.







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             1                        Icahn

             2    I don't think there's anything very important

             3    there, you know.

             4           Q.    My question related to whether or

             5    not you recall discarding any documents

             6    relating to RJR?

             7           A.    I don't recall.

             8           Q.    Did you ever hear of a Phil

             9    Berkowitz?

            10           A.    I can't recall if I did.

            11           Q.    Did you ever hear of a Roland,

            12    and I'm going to mispronounce H-L-A-W-A-T-Y

            13    HLawaty, have you ever heard of a Roland

            14    HLawaty?

            15           A.    I would remember that.  No, I do

            16    not.

            17           Q.    Do you regard the Milbank Tweed

            18    firm as your counsel?

            19           A.    I never thought about it.

            20           Q.    Are you aware that your attorneys

            21    are claiming attorney-client privilege with

            22    respect to communications with lawyers from

            23    Milbank Tweed?

            24           A.    My attorneys are claiming that?

            25                 MR. ALTMAN:  Objection to the







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                                                                    13


             1                        Icahn

             2           form.

             3           Q.    Yes.

             4                 MR. ALTMAN:  I object to the

             5           form.

             6                 You can answer.

             7           A.    I am not aware of that.

             8           Q.    Mr. Icahn, what business are you

             9    in?

            10           A.    Investments, I would say.  We

            11    have a rail car business.  I have a travel

            12    business.

            13           Q.    What is the name of the travel

            14    business?

            15           A.    Global Travel.

            16           Q.    And the name of the rail

            17    business?

            18           A.    American Car & Foundry.

            19           Q.    And the name of the investment

            20    business?

            21           A.    Well, Icahn & Company.  We also

            22    control American Realty Partners Real Estate.

            23           Q.    Focusing on your investment

            24    activities, how long have you been in that

            25    business?







                     CLASSIC REPORTING, INC. (212) 268-2590

                                                                    14


             1                        Icahn

             2           A.    Since around -- well, just since

             3    I got down to Wall Street?

             4           Q.    Yes?

             5           A.    What is the question, when did I

             6    start Icahn or when did I go to Wall Street?

             7           Q.    When did you start Icahn?

             8           A.    1968.

             9           Q.    When did you go to Wall Street?

            10           A.    About 1960.  Might have been '61,

            11    I'm not sure.

            12           Q.    Now, have you ever been a

            13    defendant in any litigation?

            14           A.    Well, I mean, you know we have

            15    done different takeovers, is that what you

            16    mean?

            17           Q.    For the purpose of this question,

            18    litigation in any connection?

            19           A.    Well, I would say in the

            20    takeovers, yes.

            21           Q.    Have you been a defendant in more

            22    than one litigation concerning, arising from

            23    takeover activities?

            24           A.    Yes.

            25           Q.    Are takeover activities something







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                                                                    15


             1                        Icahn

             2    that Icahn & Company engages in from time to

             3    time?

             4           A.    Yes.

             5           Q.    Have there ever been any

             6    judgments entered against you in respect of

             7    those litigations?

             8           A.    I don't recall.

             9           Q.    Can you recall the matters in

            10    which those litigations arose?

            11           A.    Well, you would buy stock in

            12    companies and obviously the incumbent

            13    management would hire firms like yourself and

            14    then they would sue us.  I don't think there

            15    are any meaningful judgments ever filed.  Just

            16    most of the suits were basically nuisance

            17    suits, paid a lot of legal fees but did not

            18    amount to very much in helping the companies.

            19           Q.    The question really related to

            20    the names of the suits, the names of the

            21    companies?

            22           A.    Why don't you just check them.

            23    There's a number of them.  I'm sure you know

            24    them better than I do.

            25           Q.    You would have no objection if I







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             1                        Icahn

             2    asked your counsel to provide that

             3    information?

             4           A.    I would leave that up to my

             5    counsel to decide if he should.

             6           Q.    Have you ever come under

             7    investigation for any violation of the

             8    securities laws?

             9                 MR. ALTMAN:  This is expedited

            10           discovery.  We haven't talked about RJR

            11           yet.  This is what this case is about.

            12           Q.    We are getting there.

            13           A.    I would suggest if you want to

            14    know that, you should talk to my attorneys.

            15    You don't need me to answer that for you and

            16    because I don't know the specific answers and

            17    we are happy to have my attorneys provide

            18    whatever you want in that regard, but I

            19    thought we are here to talk about Reynolds and

            20    move along.

            21           Q.    Are you declining to answer that

            22    question?

            23           A.    I'm not doing anything.  I am

            24    saying to you that it's a question that I

            25    don't quite understand the meaning of.







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             1                        Icahn

             2           Q.    To your knowledge, have you ever

             3    been investigated for any violation of the

             4    securities laws?

             5                 MR. ALTMAN:  I object to the

             6           form.

             7           A.    I don't understand what it means.

             8    I mean, you know, as I say to you, you would

             9    have to describe exactly what you meant by

            10    that.

            11           Q.    Well, have you ever been charged

            12    with any criminal offense?

            13           A.    No.  Not to my knowledge.  I have

            14    never been charged with a criminal offense.

            15           Q.    Have you ever been told by anyone

            16    that you were under investigation by the

            17    S.E.C. for violation of the securities laws?

            18           A.    I don't really believe I have

            19    been, but, you know, I would have to have my

            20    attorneys look into that.  But I have never

            21    been charged with a criminal offense.

            22           Q.    Have you ever been an officer or

            23    director of any company that's filed for

            24    bankruptcy protection?

            25           A.    TWA.







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             1                        Icahn

             2           Q.    When was that, sir?

             3           A.    I can't remember the exact year.

             4    I think about '90.  What year do you think

             5    that was?  I don't remember the exact year.

             6           Q.    Sir, did there come a time when

             7    you became interested in purchasing stock of

             8    RJR?

             9           A.    Yes.

            10           Q.    When was that?

            11           A.    I believe it was -- I can't

            12    remember the exact time, but I think it was

            13    sometime in July.

            14           Q.    Is that July 1995?

            15           A.    Yes.

            16           Q.    Why did your attention turn to

            17    RJR?

            18           A.    I can't remember exactly why.

            19           Q.    Do you have any general

            20    recollection -- any recollection?

            21           A.    I think it had to do with Bennett

            22    LeBow, but I tried to recall and I can't

            23    recall the instance, but I think it was

            24    because of Bennett LeBow mentioned it to me.

            25           Q.    Do you remember what Mr. LeBow







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             1                        Icahn

             2    said?

             3           A.    I really can't recall the

             4    conversations.  You mean at that time?  When I

             5    first purchased.

             6           Q.    Yes.

             7           A.    I can't remember the conversation

             8    or even the instance.

             9                 MR. STERN:  I'm going to ask the

            10           reporter to mark as the first exhibit,

            11           a document produced to us by Mr.

            12           Icahn's attorneys, I 342 to 345.

            13                 (Copy of ledger sheets, bearing

            14                 production Nos. I 342 through I

            15                 345 marked Icahn Exhibit 1 for

            16                 identification, as of this date.)

            17           Q.    Mr. Icahn, the exhibit that's

            18    been placed before you, have you ever seen

            19    that document before?

            20           A.    No.

            21           Q.    The first page refers to

            22    something called Barberry Corp.?

            23           A.    Yes.

            24           Q.    Do you see that?

            25           A.    Yes.







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             1                        Icahn

             2           Q.    What is Barberry Corp.?

             3           A.    A company that I own.

             4           Q.    Has Barberry Corp. ever purchased

             5    any RJR Nabisco common stock?

             6           A.    I can't remember which companies

             7    we purchased it in, but this says they did,

             8    but I have never looked, I never saw this.

             9           Q.    Well, you see that the date on

            10    that document, the date next to -- the date on

            11    the left-hand column of this document appears

            12    to be July 21, '95, do you see that?

            13           A.    Yes.

            14           Q.    If you would please turn over to

            15    the next page, there you see a document which

            16    has the name High River Limited Partnership on

            17    it, do you see that?

            18           A.    Yes.

            19           Q.    Could you identify High River

            20    Limited Partnership, please?

            21           A.    Company that I control or own.

            22    It's a partnership obviously that I control.

            23           Q.    Who are the other partners in

            24    High River?

            25           A.    I think -- I shouldn't guess.  I







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             1                        Icahn

             2    will find out for you.

             3           Q.    You don't know?

             4           A.    I can't remember -- well, I think

             5    it might be -- why don't I find out exactly?

             6           Q.    Okay.  Do you see the date there,

             7    appears to be July 24, '95, do you see that?

             8           A.    Yes.

             9           Q.    By the way, do you recognize the

            10    handwriting on this document?

            11           A.    No.

            12           Q.    Are these, are documents like

            13    this, that is ledgers of what appears to be

            14    stock purchase activity, kept by any of your

            15    colleagues at Icahn & Company?

            16           A.    Well, we keep a very good records

            17    so obviously we keep all the purchases.

            18           Q.    Does this look like the kind of

            19    records your company keeps with respect to

            20    purchases?

            21           A.    Yes.

            22           Q.    Who at the company?

            23           A.    We have a lot of people that

            24    might keep this.  Might be Eddie Mann or might

            25    be Richard Buonato, I don't know exactly where







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             1                        Icahn

             2    you got this.

             3           Q.    I got this from your attorneys.

             4           A.    I don't know who supplied it.

             5           Q.    Now do you see that the date, I

             6    was asking you to look at the date on the

             7    second page, July 24, '95, the first date in

             8    the left-hand column?

             9           A.    Yes.

            10           Q.    Does that refresh your

            11    recollection as to precisely when you began to

            12    purchase, or companies under your control

            13    began to purchase RJR Nabisco common stock?

            14           A.    No, I just don't -- I remember we

            15    bought it sometime in July, but this doesn't

            16    refresh it.

            17           Q.    Did you give any instructions to

            18    any of your colleagues or members of your

            19    staff with respect to the purchase of RJR

            20    Nabisco common stock?

            21           A.    Yes.  They wouldn't purchase it

            22    without my instructions.

            23           Q.    Who did you instruct to purchase

            24    RJR Nabisco common stock?

            25           A.    I don't recall.







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             1                        Icahn

             2           Q.    Among your staff, who would it

             3    have been at the time?  Which people at the

             4    time might have?

             5           A.    It was probably Eddie Matner.

             6           Q.    What's his position?

             7           A.    Basically order clerk and he also

             8    keeps a lot of these records.  It would have

             9    been Eddie Matner or Richard Rubin that I

            10    instructed to buy it.

            11           Q.    See in the right hand of the, of

            12    each page there's a word, but as I look at it,

            13    I don't think that's going to help us.

            14           A.    Yes.

            15           Q.    You see in the upper right hand

            16    it says "Approved by," but that looks like it

            17    says Page 1; is that correct?

            18           A.    I don't see what you are

            19    referring to.

            20           Q.    Just in the box that says

            21    "Approved by"?

            22           A.    Yes, that's what it looks like to

            23    me.

            24           Q.    The third page of this document

            25    has the name of an entity, Riverdale







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             1                        Icahn

             2    Investment Company; do you see that.

             3                 MR. ALTMAN:  I think you are

             4           referring to the fourth page.

             5                 MR. STERN:  Yes, thank you.

             6           Q.    Do you see the name Riverdale

             7    Investment Corp.?

             8           A.    Yes.

             9           Q.    What is that?

            10           A.    Another company that I own.

            11           Q.    Mr. Icahn, can you tell me with

            12    whom you have discussed your interest in RJR

            13    at any time?

            14                 MR. WOLFSON:  Objection to form.

            15           A.    I told you that I talked to

            16    Richard Rubin about it and of course LeBow,

            17    Howard Lorber.  I can't even recall

            18    conversations with Lorber.  I know with

            19    Bennett and with Rubin and I remember being on

            20    the phone also with some investment banker,

            21    one investment banker I forgot -- I'm not sure

            22    which firm, I can't recall who, we talked

            23    about the values of Nabisco.  I remember that

            24    conversation.  Aside from that, I can't really

            25    recall.  I might have told certain friends or







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             1                        Icahn

             2    accounts of mine that -- well, I don't really

             3    have accounts anymore.  I might have told a

             4    few friends that I liked it in passing, but...

             5           Q.    Do you recall doing that, sir, or

             6    are you speculating that you did that?  When

             7    you say may have told, it raises a question as

             8    to whether you remember this or you are

             9    suggesting this as a possibility?

            10           A.    I think -- I can't recall exactly

            11    who, but I did mention it to a few people, but

            12    I don't think they bought anything substantial

            13    or anything like that.  They wouldn't have the

            14    kind of money to buy anything substantial, and

            15    that's basically it.

            16           Q.    Do you remember who you mentioned

            17    it to, the names of these people?

            18           A.    Well, just recently I spoke to my

            19    roommate at college actually who bought some

            20    stock, and I even forgot I talked to him about

            21    it, but he told me he bought it and he was

            22    pleased with the way it was performing.

            23           Q.    Who was that?

            24           A.    My roommate at college?

            25           Q.    Yes.







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             1                        Icahn

             2           A.    A doctor named Peter Liebert.

             3           Q.    Anyone else besides Mr. Liebert

             4    or Dr. Liebert?

             5           A.    Not that I can recall talking to.

             6           Q.    I take it that you also discussed

             7    it with your counsel; is that correct?

             8           A.    Oh, yes.

             9           Q.    Now I'm not interested in your,

            10    in whether or not -- any legal advice your

            11    counsel may have given you, but did your

            12    counsel give you any non -- did you have any

            13    discussions with your counsel about nonlegal

            14    aspects of this matter, of your RJR purchases?

            15           A.    What do you mean by nonlegal?

            16           Q.    Did you discuss business --

            17           A.    No.

            18           Q.    -- matters with your counsel?

            19           A.    No, I did not.

            20           Q.    To your knowledge, sir, I would

            21    like you to look once again at Exhibit 1.  Are

            22    there any purchases made by yourself or any

            23    entity under your control or person under your

            24    control that would not be reflected on Exhibit

            25    1 at least as of the dates reflected on that







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             1                        Icahn

             2    exhibit?

             3           A.    I don't think there would be.  We

             4    keep records, as they say, and I think you

             5    certainly know how much stock we have.

             6           Q.    The third page of the exhibit

             7    reflects a date of 12/21/95 or December 21,

             8    1995, and as you can see, there's a fax line

             9    on the document, December 21, '95.  To your

            10    knowledge, have you or any of your entities or

            11    persons under your control purchased any

            12    shares of RJR Nabisco after December 21, 1995?

            13           A.    After when?

            14           Q.    December 21, 1995?

            15           A.    I don't know.

            16           Q.    Why did you start purchasing RJR

            17    Nabisco?

            18           A.    I can't recall the exact

            19    instance, I told you.

            20           Q.    I'm asking you your reasons?

            21           A.    You mean from a business point of

            22    view?

            23           Q.    Yes.

            24           A.    I think it's extremely

            25    undervalued.  I think it's -- that's our







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             1                        Icahn

             2    business philosophy.  I like to buy things

             3    that are very cheap and when we looked at

             4    this, I thought it was extremely undervalued.

             5           Q.    How did you come to that

             6    conclusion?

             7           A.    Well, I looked at the values of

             8    Nabisco and it's obvious to me that if it were

             9    spun off, the stock would be worth another 15,

            10    20 points which is almost 40, 50 percent

            11    higher than it is today, so, you know, that's

            12    enough incentive to buy, plus the fact I don't

            13    see very much downside.  The earnings of the

            14    tobacco business is so great and the food

            15    business so if you just broke it up, it's

            16    worth, it's almost self-evident, which a lot

            17    of good investments are, they are self-evident

            18    but a lot of people don't see them sometimes.

            19           Q.    When you looked at the values of

            20    Nabisco, were there any documents that you

            21    were looking at?

            22           A.    I can't recall the exact

            23    documents of what I looked at.  We looked at

            24    just earnings and just -- you don't have to do

            25    a lot of research on this stuff.  You just







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             1                        Icahn

             2    look at the earnings and look at the values

             3    and as a food company alone, Nabisco would be

             4    worth an unbelievable amount of money I think

             5    to a foreign acquirer if they wanted to get on

             6    the shelves in America, that type of thing.  I

             7    just think it's extremely undervalued.

             8           Q.    In reaching that conclusion, did

             9    you have any information that was nonpublic,

            10    to your knowledge?

            11           A.    No.

            12           Q.    When you came to that conclusion,

            13    were you aware that Mr. LeBow had approached

            14    RJR about the possibility of a transaction

            15    involving Liggett?

            16           A.    Yes, it's not clear to me when I

            17    knew he spoke to them about Liggett.  I'm not

            18    clear about that or when he had told me or if

            19    he told me or how I knew that.  I might have

            20    read that in the newspapers or he might have

            21    mentioned it, but I'm not sure.

            22           Q.    Did you personally read analyst

            23    reports concerning RJR as opposed to having

            24    one of your colleagues do that?

            25           A.    I don't believe I read any







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             1                        Icahn

             2    analyst reports.

             3           Q.    Did you ever hear of Gary Black?

             4           A.    Yes.

             5           Q.    Mr. Black is a tobacco analyst;

             6    is that correct?

             7           A.    Yes.

             8           Q.    Did you ever have any discussions

             9    with Mr. Black concerning RJR?

            10           A.    I never spoke to Mr. Black.

            11           Q.    Did you ever see any of his

            12    reports?

            13           A.    I might have seen his reports.  I

            14    never spoke to him.  I might have read them,

            15    but I just don't recall.  I think Rubin read

            16    of few of them and I think Rubin spoke to

            17    Black, but I never did.

            18           Q.    What makes you think that Mr.

            19    Rubin read a few?

            20           A.    I remember Rubin mentioned to me

            21    that Gary Black had told him something, but

            22    that's as far as I can remember.

            23           Q.    Do you remember what Mr. Rubin

            24    said Mr. Black had mentioned?

            25           A.    No.







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             1                        Icahn

             2           Q.    Do you remember when Mr. Rubin

             3    told you this?

             4           A.    No.

             5           Q.    Do you remember -- withdraw that.

             6                 MR. STERN:  Off the record.

             7                 (Discussion off the record.)

             8                 MR. STERN:  Would you mark

             9           these -- I'm going to ask the reporter

            10           to mark as Exhibit 2, a collection of

            11           documents which were produced to us by

            12           Mr. Icahn.  They represent my cull of

            13           that document production for analyst

            14           reports and they have assorted Bates

            15           numbers.  I will represent that they

            16           were not produced to us in the order in

            17           which they are being marked for

            18           purposes of this deposition.

            19                 (Group of documents marked Icahn

            20                 Exhibit 2 for identification, as

            21                 of this date.)

            22           Q.    Mr. Icahn, I've placed Exhibit 2

            23    before you.  On page I 1206 of Exhibit 2,

            24    there is a reference to a Laurie, apparently a

            25    Laurie Feldman.  Is that a name you recognize?







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             1                        Icahn

             2           A.    No.

             3           Q.    This report concerns --

             4           A.    I think she is an analyst, now

             5    that you mention it.  I'm not going to guess.

             6    I know I heard the name.

             7           Q.    Have you ever talked to anyone

             8    about Laurie Feldman or talked with Laurie

             9    Feldman?

            10           A.    I think I did.  I think I spoke

            11    to her but I'm not sure it was her.  I

            12    remember talking, as I said to you, about one

            13    investment banker about the values of Nabisco.

            14    It might have been her, but I'm not sure.

            15           Q.    Now, this document, I 1206,

            16    relates to, recites that it relates to Pet,

            17    Inc. and takeover valuation by Grand

            18    Metropolitan.  Do you see the reference to

            19    Grand Metropolitan and Pet, Inc. on this page?

            20           A.    Yes.

            21           Q.    Do those matters have any

            22    relationship to RJR?

            23           A.    I don't know.  I'm not sure what

            24    this is.

            25           Q.    Did you perform any review of







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             1                        Icahn

             2    Grand Met or Pet, Inc. in connection with your

             3    decision to invest in RJR?

             4           A.    Absolutely not.

             5           Q.    Have you ever heard --

             6                 MR. ALTMAN:  Before you go on,

             7           for clarity, the document referred to

             8           was Bates stamp 001206.

             9                 MR. STERN:  Yes, I think I said

            10           that.

            11                 MR. ALTMAN:  I might have missed

            12           it.

            13           Q.    I would like you to turn, if you

            14    will, to I 469, which is a Salomon Brothers

            15    report which appears -- your counsel has found

            16    it.  That report appears to be by a Les

            17    P-U-G-H.  Did you discuss RJR with Mr. Pugh?

            18           A.    No.

            19           Q.    Anyone from Salomon Brothers?

            20           A.    No.

            21           Q.    If you turn to the next report,

            22    that appears to be a report by Rodman &

            23    Renshaw by Mr. Ronald Morrow, M-O-R-R-O-W.

            24    Is that a familiar name to you?

            25           A.    No.







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             1                        Icahn

             2                 MR. WOLFSON:  What number is

             3           that?

             4                 MR. STERN:  Thank you, I 1201.

             5           Q.    Did you have any discussions with

             6    Rodman & Renshaw?

             7           A.    No.

             8           Q.    The next document, I 686, is a

             9    report from Merrill Lynch.  Do you see that?

            10           A.    Yes.

            11           Q.    Did you have any discussions with

            12    anyone from Merrill Lynch?

            13           A.    No.

            14           Q.    Did you ever hear of a Leonard

            15    Teitelbaum?

            16           A.    No.

            17           Q.    There is, there follows at I 688,

            18    a report from Goldman, Sachs, a Mr. or Ms.

            19    Cohen, C-O-H-E-N.  Any discussions with a

            20    person named Cohen or with Goldman, Sachs

            21    concerning RJR?

            22           A.    I don't recall any discussions

            23    with any of these people.

            24           Q.    How about a Mr. Kirkland?

            25           A.    I don't recall.







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             1                        Icahn

             2           Q.    Do you know a Mr. Bryant

             3    Kirkland?  Is that a familiar name to you?

             4           A.    No.

             5           Q.    Did Mr. LeBow ever mention Bryant

             6    Kirkland to you?

             7           A.    Not that I recall.

             8           Q.    I would like you to look, if you

             9    would, at I 694, which is part of this

            10    exhibit, and I see now that this is not an

            11    analyst's report, does not appear to be an

            12    analyst's report, so I will correct the record

            13    in that respect.  Have you ever seen this page

            14    before?

            15           A.    No.

            16           Q.    Looking at this page, does this

            17    refresh your recollection as to any

            18    discussions you might have had about Mr.

            19    Kirkland?

            20           A.    No.

            21           Q.    Did you ever discuss with anyone,

            22    with Mr. Rubin, any analysis of price/earning

            23    multiples of selected premium brand producers

            24    in connection with the RJR matter?

            25           A.    I think we went over with some







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             1                        Icahn

             2    detail with Rubin about what the values of

             3    Nabisco are relative to other food companies,

             4    that type of thing.

             5           Q.    When did you do that, sir?

             6           A.    Well, during the period I bought

             7    the stock.

             8           Q.    When did you first do that?

             9           A.    I don't recall when it was,

            10    during the period I bought the stock.

            11           Q.    Just so that something is clear

            12    on the record, is it your recollection that

            13    you began buying the stock after Mr. LeBow

            14    mentioned RJR to you?

            15           A.    I said I believe that's what

            16    triggered it.

            17           Q.    The next document, I 956 has a

            18    fax line, B.S. Research, do you see that?  Do

            19    you know what B.S. Research is?

            20           A.    No.

            21           Q.    And the last page, the document

            22    has handwriting on it on the last several

            23    pages, I 959 through 961.  Do you recognize

            24    that handwriting?

            25                 MR. ALTMAN:  What pages?







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             1                        Icahn

             2                 MR. STERN:  959 through 961.

             3           A.    No.

             4           Q.    The next document, sir, is I 378,

             5    and that document says in the upper right-hand

             6    corner "To Carl Icahn or Rick Rubin from Gary

             7    Black."  Do you see that?

             8           A.    Yes.

             9           Q.    Have you ever seen this document

            10    before?

            11           A.    Well, I saw some of these

            12    documents.  I said I might have read a couple

            13    of them, but I don't believe I ever did.

            14           Q.    Does this refresh your

            15    recollection in any respect as to whether you

            16    ever had a discussion with Gary Black?

            17           A.    I never spoke to Gary Black.

            18           Q.    Does this refresh your

            19    recollection in any respect as to when Mr.

            20    Rubin may have spoken to Mr. Black?

            21           A.    I told you that I know Rubin

            22    spoke to him.  I don't know exactly when.

            23           Q.    Do you believe it was after

            24    receiving this -- is it your recollection that

            25    that discussion took place after this report







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             1                        Icahn

             2    was issued?

             3           A.    I have no idea.  When was the

             4    report issued?

             5           Q.    The date on the document is

             6    September 18th?

             7           A.    I'm sure he spoke to him before

             8    that.  I know he talked to him while we were

             9    buying the stock.  I know Rubin had definitely

            10    spoken to Black.

            11           Q.    Prior to September 18th?

            12           A.    Yes.

            13           Q.    Having looked at this document,

            14    is your recollection refreshed as to what Mr.

            15    Rubin told you that he and Black said to one

            16    another?

            17           A.    Yes, I know Rubin told me Black

            18    likes the stock.  I might have read one of

            19    these reports one evening or something.  You

            20    know, like this Bernstein report I think I

            21    might have read quickly and he just told me

            22    that he liked the stock, that Black liked the

            23    stock and that -- I think at one point he said

            24    Black wanted to have lunch with me and meet me

            25    and he said yes, what's the point of that?







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             1                        Icahn

             2    That was the whole thing about Black, and I

             3    never really spoke to him, I just read the

             4    report, I think.  As I say, most of these

             5    reports I never read, but this seems to ring a

             6    bell, and basically that was it.  I just went

             7    over the numbers with Rubin.  I said:  You get

             8    all the material and just go over the numbers

             9    with me.  You know if I like it, I do it by

            10    instinct.  I don't spend a lot of time with

            11    reading analysts, listening to them and all

            12    that.

            13           Q.    Did Mr. Rubin say why Mr. Black

            14    wanted to have lunch with you?

            15           A.    Well, he knew I was involved, I

            16    think, in the stock, you know, because Rubin

            17    had spoken to him.  And I think he said

            18    something about that, but then I just said

            19    well, you know, what the heck.  I got the

            20    numbers, what's the point.  And I'm not even

            21    sure Rubin said that, but I seem to recall

            22    that.

            23           Q.    Just to complete the record on

            24    this line of inquiry, if you turn to I 843,

            25    you will see in documents following --







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             1                        Icahn

             2                 MR. ALTMAN:  Where is that?

             3                 MR. STERN:  It's about half an

             4           inch down from that September 18th

             5           report.

             6           Q.    Bear Stearns, you see there are

             7    three documents which appear to come from

             8    respectively Bear Stearns, Paine Webber and

             9    Schroder Wertheim.  Did you see any documents

            10    generated --

            11           A.    I don't recall any of these.  As

            12    I said, I did speak to an analyst about

            13    Nabisco.  I think it was this Laurie Feldman,

            14    but I'm not sure.

            15           Q.    Does the name E. Goldman ring any

            16    bells?

            17           A.    No.

            18           Q.    That's on 1189?

            19           A.    No, no, doesn't.

            20           Q.    Now Page 1188, that appears to be

            21    a copy of a fax and on the upper right

            22    corner --

            23                 MR. ALTMAN:  1188.

            24                 MR. STERN:  I 1188.

            25                 MR. ALTMAN:  That's still further







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             1                        Icahn

             2           down in this pile?

             3                 MR. STERN:  Yes, right in front

             4           of the Smith Barney report.

             5           Q.    You will see if you turn the

             6    page, you will see in the upper left there's a

             7    date November 3, 1995 and then the name Laurie

             8    Feldman appears and then there's a table that

             9    purports to be takeover valuations, do you see

            10    that?

            11           A.    Yes.

            12           Q.    Do you remember ever seeing this

            13    table before?

            14           A.    No.  I don't remember seeing it.

            15    But I did tell you that I went over the value

            16    of Nabisco fairly thoroughly and what I

            17    thought it was worth, and it's one of the

            18    reasons I'm very bullish on Reynolds, and so I

            19    went over that with Rubin and I believe it

            20    might have been this Laurie Feldman, but I

            21    know it was with one analyst and we went over

            22    for about a half-hour on the telephone the

            23    values of Nabisco as a takeover candidate, as,

            24    you know, as a valuable asset, you know,

            25    stand-alone asset.







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             1                        Icahn

             2           Q.    Does this Page 1188 refresh your

             3    recollection as to when that conversation with

             4    Laurie Feldman took place?

             5           A.    As I have told you, it must have

             6    been in the period I was buying the stock.

             7    You know, it had to be sometime in, I think in

             8    August.

             9           Q.    Is it possible that it was as

            10    late as November?

            11           A.    I believe it was before I stopped

            12    buying the stock.

            13           Q.    When was that, sir?

            14           A.    I don't remember, exactly.  You

            15    have the dates there on that sheet.  I think I

            16    bought more stock after talking to her.

            17    That's what I seem to recall, so it would have

            18    to be before that, so I don't think it would

            19    be November.  Maybe it would have been,

            20    because I stopped buying it in December, so

            21    it's possible, yes.  It's possible it was

            22    November.

            23           Q.    What did you and Laurie Feldman

            24    say to one another?

            25           A.    Well, we just went over, you







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             1                        Icahn

             2    know, the valuation of Nabisco, the values of

             3    Nabisco.  It might not have been her, but I

             4    think it seems to be that I was seeing all

             5    these reports.

             6           Q.    In this conversation with

             7    whomever it might have been, did you express

             8    any opinions as to the value of Nabisco?

             9           A.    I was more interested in their

            10    opinion.  Why should I give my opinion?

            11           Q.    What opinion did the person on

            12    the other end of the conversation express?

            13           A.    Well, I seem to remember just

            14    going over numbers.  I was more interested in

            15    the numbers, what the valuations would be in

            16    the marketplace if it stood alone as related

            17    to other food companies, as a multiple, you

            18    know.  I was interested in that.

            19           Q.    What conclusion did you reach, if

            20    any?

            21           A.    That it's very valuable.

            22           Q.    Did you come to a conclusion that

            23    it was worth a particular number of dollars?

            24           A.    I told you before in the

            25    testimony.  I think it's worth a lot of money.







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             1                        Icahn

             2    You know, numbers.

             3           Q.    Do you have a range?

             4           A.    I'm trying to recall.  I seem to

             5    think it would be worth -- I can't recall the

             6    exact numbers, but it made me feel that

             7    Reynolds with Nabisco, you know if Nabisco was

             8    spun off, the value would be, you know, I

             9    believe over 50 with all the values, the value

            10    together.  That to me is the general memory of

            11    it.

            12           Q.    Now the final document in that

            13    pile is from Smith Barney.  Did you have any

            14    discussions with anyone from Smith Barney

            15    concerning RJR?

            16           A.    As I said, I think -- as far as I

            17    remember, I only had that one discussion with

            18    that one analyst about Nabisco that I can

            19    recall.

            20           Q.    In that discussion with the one

            21    analyst, did the name Bennett LeBow come up?

            22           A.    I don't remember that but it

            23    might have.

            24                 MR. STERN:  I would like to mark

            25           as the next exhibit, pages of







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             1                        Icahn

             2           handwritten notes produced to us by or

             3           on behalf of Mr. Icahn, I 851 through

             4           856.  I 1205 and I 1080, 81.

             5                 (Pages of handwritten notes,

             6                 bearing production Nos. I 851

             7                 through I 856, I 1205 and I 1080

             8                 and I 1081, marked Icahn Exhibit

             9                 3 for identification, as of this

            10                 date.)

            11           Q.    Sir, I have placed Exhibit 3 in

            12    front of you.  Let's turn to the Pages 851 to

            13    856.  Do you see that?  It's the first part of

            14    this exhibit.

            15           A.    Yes.

            16           Q.    Do you recognize that

            17    handwriting?

            18           A.    No.

            19           Q.    What about the page I 1205, do

            20    you see that, it's the next part of that

            21    exhibit?

            22           A.    Yes.

            23           Q.    Do you recognize that

            24    handwriting?

            25           A.    I'm no good at recognizing







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             1                        Icahn

             2    handwriting, but I would venture a guess but

             3    not from the handwriting.  I know Richard

             4    Rubin's been working on this pretty

             5    assiduously, it's probably his.  I wouldn't

             6    know from the handwriting.

             7           Q.    You don't recognize the

             8    handwriting, but you infer from circumstances

             9    that it's Mr. Rubin's; is that correct?

            10           A.    That's my guess.

            11           Q.    Is the same true for 1080 to

            12    1081?

            13           A.    Well, I'm just saying I see if

            14    this came from my office and it was a lot to

            15    do with all these companies.

            16                 MR. ALTMAN:  This is 1080?

            17           A.    Yes, I mean that's my --

            18                 MR. ALTMAN:  If you don't know --

            19           A.    I don't know the handwriting.

            20           Q.    Did you ever hear of an entity

            21    called McKenzie Partners?

            22           A.    No.

            23           Q.    Prior to the RJR matter, have you

            24    had any dealings with Mr. LeBow?

            25           A.    Yes.







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             1                        Icahn

             2           Q.    When was the first time?

             3           A.    I don't remember the exact dates.

             4           Q.    When did you meet Mr. LeBow

             5    first?

             6           A.    I can't recall the exact date.

             7    About five years ago, six years ago.

             8           Q.    In what connection was that?

             9           A.    I was invited to go on his boat

            10    in the Mediterranean, so maybe I don't know

            11    the exact date, around 1990s, beginning of

            12    1990 maybe.

            13           Q.    I take it he invited you to go on

            14    his boat; is that correct?

            15           A.    I went with Leon Black.

            16           Q.    For the record, can you identify

            17    Mr. Black?

            18           A.    Well, he is a friend of mine.  He

            19    used to -- he runs Apollo Fund.

            20           Q.    Was this a business occasion?

            21           A.    No.

            22           Q.    I take it Mr. LeBow was on the

            23    boat as well?

            24           A.    Yes.

            25           Q.    Am I correct in understanding







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             1                        Icahn

             2    this was a social occasion among you, Mr.

             3    LeBow and Mr. Black?

             4           A.    Yes, he had a few other people

             5    and we went for a couple days.

             6           Q.    Were your families along?

             7           A.    My wife.

             8           Q.    Did any business venture result

             9    from this sojourn?

            10           A.    No.

            11           Q.    When was the next time you came

            12    into contact with Mr. LeBow?

            13           A.    Well, I can't remember the exact

            14    time.  You know, I had bought a lot of Western

            15    Union bonds and we talked about them, he and

            16    I.  I didn't buy them as a result of being on

            17    the boat, and -- but I just can't recall the

            18    discussions with him per se.

            19           Q.    I'm not looking to get into

            20    discussions about Western Union, but just so

            21    that we can sort of sketch in the background

            22    here, when did you buy the Western Union

            23    bonds?

            24           A.    See, I don't remember the exact

            25    dates.  It was sometime after that, but I







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             1                        Icahn

             2    bought a lot of junk bonds.  It wasn't just

             3    Western Union.  Icahn & Company decided to

             4    make an investment in a lot of these junk

             5    bonds in the '90s, early '90s, and Western

             6    Union was one of them, Brooke was another.  We

             7    bought a great deal of different bonds.  That

             8    wasn't the only bonds we bought.

             9           Q.    Did you purchase the Western

            10    Union bonds before the name of the company was

            11    New Valley?

            12           A.    I don't recall.  It was back in

            13    the early -- when they were quite cheap, you

            14    know, and everything was in trouble.  We

            15    bought a lot of different junk bonds but had

            16    nothing to do with being on that boat.

            17           Q.    I understand.  Was the company in

            18    a bankruptcy proceeding at the time you bought

            19    the bonds?

            20           A.    I can't recall.

            21           Q.    When was your -- I think you

            22    said -- do you own any other securities issued

            23    by any entities controlled by Mr. LeBow?

            24           A.    I believe right now it's just the

            25    New Valley preferred and the Brooke.







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             2           Q.    What do you own in Brooke?

             3           A.    The Brooke bonds, it was just an

             4    exchange offer.  We own both juniors and

             5    seniors and now there's one bond or we

             6    exchanged for one bond.

             7           Q.    How big is your investment in

             8    Brooke?

             9           A.    Face amount of bonds?  About,

            10    might be off here, but about 80 million.

            11           Q.    What about the New Valley

            12    preferred?

            13           A.    I can't recall that.

            14           Q.    Other than the Brooke bonds and

            15    the New Valley preferred and the Western Union

            16    bonds that you mentioned, have you made any

            17    other investments in LeBow entities?

            18           A.    Not that I recall.

            19           Q.    When was your next meeting with

            20    Mr. LeBow after, your next encounter with Mr.

            21    LeBow after the boat trip?

            22           A.    I don't recall specific

            23    encounters.  We have had a number of, you

            24    know, a fair amount of encounters over that

            25    period of time, mostly business.  Actually,







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             1                        Icahn

             2    strike that.  We had some encounters.  He was

             3    rather angry with some of the things that I

             4    demanded when I owned the bonds, because

             5    Brooke and Western Union, we were on other

             6    sides of the table, put it that way.  We were

             7    on opposite sides of the table and a lot of

             8    our negotiations concerned the bonds, as I was

             9    a creditor and he was the

            10    debtor-in-possession, so to speak.

            11           Q.    Talking now about New Valley?

            12           A.    Western Union, Brooke, what have

            13    you.  I guess at one point we weren't too

            14    friendly.

            15           Q.    You were business adversaries, I

            16    take it?

            17           A.    In a sense we were business

            18    adversaries.

            19           Q.    At a point in time.  Is it

            20    accurate to say that at a certain point in

            21    time you resolved your business differences;

            22    is that correct?

            23           A.    I don't know that you can say

            24    "resolved."  I mean, we never had a point

            25    where we weren't talking to each other, and on







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             1                        Icahn

             2    the other side of the coin, now we are

             3    obviously a lot friendlier because all these

             4    situations worked out.

             5           Q.    Was there a particular point in

             6    time when the situations worked out so that

             7    the adversity came to an end and you became

             8    friendlier?

             9                 MR. ALTMAN:  I object to form.

            10                 MR. WOLFSON:  Objection to form.

            11           A.    Well, I say we became a lot

            12    friendlier when, you know, the Western Union

            13    worked out and the New Valley came out of

            14    bankruptcy.  I did not object to his

            15    continuing to control it, you know.  I was

            16    happy with the outcome and so I would say we

            17    became a lot friendlier at that point.  It

            18    didn't hurt our relationship that I did very

            19    well on the Western Union, New Valley, and I

            20    respected the way he got the company sold and

            21    did well for the creditors, and so I think we

            22    became friendlier.

            23           Q.    Do you have any board

            24    representation at New Valley?

            25           A.    No.







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             2           Q.    Does Mr. LeBow talk to you from

             3    time to time about New Valley matters, New

             4    Valley business?

             5           A.    Well, we have a drink once in a

             6    while he might mention it.  I can't recall

             7    specifics.

             8           Q.    Now, I believe -- just to bring

             9    us back to the chronology -- I believe you

            10    said that Mr. LeBow mentioned RJR to you

            11    sometime this past summer; is that correct?

            12           A.    I think that's correct.

            13           Q.    Do you remember, was that in a

            14    face-to-face meeting as opposed to a telephone

            15    call?

            16           A.    I can't recall the first time he

            17    mentioned it.

            18           Q.    Do you remember whether he did so

            19    in the context of a business meeting or --

            20           A.    I just don't recall the

            21    situation.  I just will tell you that it's my

            22    belief I bought it at the beginning or he made

            23    me aware of the situation, but I can't recall

            24    the first time he actually said it.

            25           Q.    Do you have any -- what is the







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             1                        Icahn

             2    first discussion about RJR with Mr. LeBow that

             3    you can recall?

             4           A.    I could just recall generally

             5    that he just told me I should look at the

             6    values, how good they were, and I did.

             7           Q.    Do you know a Mr. Resseler?

             8           A.    Richard Resseler?

             9           Q.    Yes.

            10           A.    Yes.

            11           Q.    Have you ever discussed RJR with

            12    him?

            13           A.    Not that I recall.  He might have

            14    been on the phone once when we were having our

            15    contract negotiations, what have you, but

            16    that's all I can remember.

            17           Q.    You are referring to the

            18    negotiations that resulted with the agreement

            19    you had with Brooke Group?

            20           A.    He may have been involved with

            21    that.

            22                 MR. ALTMAN:  I object to the form

            23           of that question, but --

            24           A.    I remember him on the

            25    speakerphone.  That's about all I can tell you







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             1                        Icahn

             2    about --

             3           Q.    Do you have any financial --

             4           A.    -- the relation with RJR and him.

             5           Q.    Sorry, I interrupted you.

             6                 Do you have any financial

             7    interest in Liggett?

             8           A.    Aside from owning Brooke bonds,

             9    no.

            10           Q.    Have you told me about your

            11    financial interests with any entity associated

            12    with Mr. LeBow?

            13           A.    As far as I can recall.

            14           Q.    Did there come a time when you

            15    had lunch with Mr. LeBow to discuss RJR?

            16           A.    Yes.

            17           Q.    When was that?

            18           A.    Well, it wasn't to discuss RJR,

            19    but we had a lunch I believe toward the end of

            20    August.

            21           Q.    Did you invite Mr. LeBow to lunch

            22    or did he invite you?

            23           A.    I don't remember.

            24           Q.    Do you remember where the lunch

            25    was held?







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             1                        Icahn

             2           A.    I remember we had lunch at a

             3    Chinese restaurant.

             4           Q.    Was that in New York?

             5           A.    Yes.

             6           Q.    Who raised the subject of -- did

             7    the subject of RJR come up at that lunch?

             8           A.    Yes.

             9           Q.    Who raised it?

            10           A.    I remember talking about it

            11    generally.  I don't know who raised it.

            12           Q.    Was there anyone at this lunch

            13    besides you about Mr. LeBow?

            14           A.    No.

            15           Q.    How long did the lunch last?

            16           A.    Hour and-a-half.

            17           Q.    Was RJR the primary topic of the

            18    conversation?

            19           A.    I would say so.

            20           Q.    What did you say to him and he to

            21    you on the subject of RJR?

            22           A.    I don't recall exactly.  We just

            23    talked about the values again.

            24           Q.    Sir, did there come a time when

            25    you filed what's called a Hart-Scott-Rodino







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             2    form with respect to RJR?

             3           A.    Yes.

             4           Q.    When was that?

             5           A.    I don't remember, somewhere in

             6    August, sometime around there.

             7           Q.    Was that before or after the

             8    lunch in the Chinese restaurant with Mr.

             9    LeBow?

            10           A.    I'm not sure.  I think it was

            11    around that time.

            12           Q.    Is there any connection between

            13    the two events?

            14           A.    I was trying to recollect that,

            15    but I can't be sure.

            16                 MR. STERN:  I'm going to mark as

            17           the next exhibit, documents from --

            18           produced to us on behalf of Mr. Icahn,

            19           I 355 to 356, 349 to 350, 351 to 52,

            20           353 to 354, 346 to 348 and 339.

            21                 (Group of documents, bearing

            22                 production Nos. I 355 to 356, 349

            23                 to 350, 351 to 52, 353 to 354,

            24                 346 to 348 and 339 marked Icahn

            25                 Exhibit 4 for identification, as







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             1                        Icahn

             2                 of this date.)

             3           Q.    Mr. Icahn, I'm going to ask that

             4    this exhibit be placed before you.  Take a

             5    moment to flip through the exhibit and tell me

             6    if you have ever seen any of the documents

             7    within it.

             8                 Let me ask a question about it.

             9    I have a question on the record.  Do you

            10    recognize any of these documents, sir?

            11           A.    I recognize names on them, but I

            12    never really looked at these documents, no.

            13           Q.    You have never seen these

            14    letters?

            15           A.    Was I -- I mean if you are asking

            16    was I involved in the business decision on the

            17    documents, I guess I was, but I don't remember

            18    seeing the documents themselves.

            19           Q.    All I'm asking you is if you have

            20    ever seen these letters before?

            21           A.    I can't recall that I ever saw

            22    them.

            23           Q.    Now, the first -- I take it

            24    Gordon Altman is your law firm; is that

            25    correct, sir?







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             2           A.    Yes.

             3           Q.    The first letter refers to a

             4    company called Cadus.

             5                 MR. ALTMAN:  Before you go on

             6           with this, could we go off the record?

             7                 MR. STERN:  Sure.

             8                 (Discussion off the record.)

             9                 MR. STERN:  In an off-the-record

            10           discussion, I have been advised by

            11           counsel for Mr. Icahn that the letter

            12           marked I 355 to 56 has nothing to do

            13           with this matter and may have been

            14           produced inadvertently.  Subject to

            15           confirmation of that point, we will ask

            16           no questions about it and we will move

            17           on.

            18           Q.    Mr. Icahn, the second document, I

            19    349 does refer to RJR, do you see that?

            20           A.    Yes.

            21           Q.    This is a letter dated August 30,

            22    1995 and it purports to enclose copies of an

            23    Antitrust Improvement Acts notification and

            24    report dated August 28, 1995 on your behalf.

            25    Does this refresh your recollection as to the







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             2    date of your lunch with Mr. LeBow?

             3           A.    No, this doesn't refresh.  As I

             4    said to you, the lunch --

             5                 MR. ALTMAN:  The answer is no.

             6           A.    Okay.

             7                  MR. STERN:  I appreciate

             8           counsel's assistance here, but I think

             9           it would be better if the witness were

            10           permitted to answer the questions

            11           completely before counsel comments.

            12                 MR. ALTMAN:  The question was

            13           does this refresh your recollection and

            14           he indicated no.

            15                 MR. RAPER:  Well, at least the

            16           way it's done in North Carolina where

            17           this case is pending, counsel does not

            18           interrupt the witness when the witness

            19           is continuing to answer a question just

            20           because counsel wants to cut him off.

            21           Q.    Now, sir, the next letter which

            22    is dated September 11th -- let me ask you if

            23    you would to look at I 350, the second page?

            24           A.    I 351.

            25           Q.    I 350, second page of the letter







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             1                        Icahn

             2    dated August 30th that says, "As stated in the

             3    report, Mr. Icahn is requesting early

             4    termination of the waiting period."

             5                 Do you see that?

             6           A.    Yes.

             7           Q.    Why were you requesting early

             8    termination of the waiting period?

             9           A.    I don't recall.

            10           Q.    The next document, I 351, which

            11    is a letter dated September 11th says

            12    "Contrary to what is stated in the report, Mr.

            13    Icahn would like to withdraw his request for

            14    early termination of the waiting period."

            15                 Do you see that?

            16           A.    Yes.

            17           Q.    Why at that point -- had you

            18    determined at that point to withdraw your

            19    request for early termination?

            20           A.    I just don't recall the whole

            21    thing.

            22           Q.    Then, just so that the record is

            23    complete and there's no confusion on it, on

            24    Page I 347 which appears behind a fax dated

            25    September 20, 1995 from Kim B. Fields to Betty







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             2    Joubert, J-O-U-B-E-R-T, it says, "Please be

             3    advised that contrary to what is stated in a

             4    letter to the Department of Justice dated

             5    September 11, 1995, Mr. Icahn hereby requests

             6    early termination of the waiting period."

             7                 Do you see that?  Did you discuss

             8    with anyone, other than with counsel for

             9    purposes of legal advice, whether to request

            10    early termination of the waiting period?

            11           A.    No.

            12           Q.    Whether to withdraw a request for

            13    early termination?

            14           A.    Other than legal, no, other than

            15    my own counsel, no.

            16           Q.    What was the reason why you

            17    advised -- strike that.

            18                 Did there come a time when you

            19    determined to withdraw a request for early

            20    termination of the waiting period?

            21           A.    Yes.

            22           Q.    Why was that?

            23           A.    I don't recall.

            24           Q.    Did there come a time when you

            25    decided to request again early termination of







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             2    the waiting period?

             3           A.    Yes.

             4           Q.    Why was that?

             5           A.    I don't recall.

             6           Q.    Then, sir, you see on I 339,

             7    there is a letter on the letterhead of the

             8    Federal Trade Commission to Kim Fields:

             9    "Confirming our telephone conversation of

            10    9/20/95 with Kim Fields of your office, a

            11    request for early termination of the waiting

            12    period," and it goes on and concludes "has

            13    been granted."

            14                 I haven't read the whole letter,

            15    but I just wanted to call your attention to

            16    that fact.  Do you recall discussing with

            17    anyone other than counsel for purposes of

            18    legal advice early termination, the fact that

            19    early termination of the waiting period had

            20    been granted?

            21           A.    No.

            22           Q.    Did you discuss that with Mr.

            23    LeBow?

            24                 Let me put a slightly different

            25    question.  Did you discuss your







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             2    Hart-Scott-Rodino filing in any respect with

             3    Mr. LeBow?

             4           A.    I don't recall.

             5           Q.    With Mr. Rubin?

             6           A.    I don't recall.

             7           Q.    Mr. Rachefsky?

             8           A.    I just don't recall.

             9           Q.    Why did you determine to file a

            10    Hart-Scott-Rodino filing in August?

            11           A.    Well, at that time, I thought

            12    that it may be something more of an

            13    investment.  I discussed it with counsel and

            14    they advised me that we should file the

            15    Hart-Scott.

            16                 MR. STERN:  Could I hear that

            17           last answer read again, please?

            18                 (Record read.)

            19           Q.    Just so that I'm clear, what do

            20    you mean by something more of an investment?

            21           A.    I said, I thought I said more

            22    than just an investment.

            23           Q.    What do you mean by that?

            24           A.    I might become active in it.

            25           Q.    What do you mean by becoming







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             2    active in it?

             3           A.    Well, I might become active in

             4    asking the company or going to some

             5    shareholders about spinning off Nabisco.

             6           Q.    Had you reached that decision

             7    before you had lunch with Mr. LeBow?

             8                 MR. WOLFSON:  Objection to form.

             9           A.    I don't know -- I have to tell

            10    you that I don't know if the lunch was the

            11    reason I reached the decision.  I just don't

            12    recall, but I reached a decision that I might

            13    want to do more than just be a passive

            14    investor.  At that time, I decided after

            15    speaking to counsel that it would be prudent

            16    to file the Hart-Scott.

            17           Q.    Did there come a time when you

            18    learned that New Valley had filed a

            19    Hart-Scott-Rodino application with respect to

            20    RJR?

            21           A.    Yes.

            22           Q.    When was that?

            23           A.    I believe it was about the middle

            24    of August.

            25           Q.    Was that before you came to the







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             2    conclusion that you might become something

             3    more than just an investor in RJR?

             4           A.    Yes.

             5           Q.    Was there any -- in your mind,

             6    was there any connection between the two

             7    events?

             8           A.    No.  I don't believe there was a

             9    connection.

            10                 MR. STERN:  Let's go off the

            11           record.

            12                 (Discussion off the record.)

            13           Q.    Did anyone tell you that New

            14    Valley was going to -- let me withdraw that

            15    question.

            16                 How did you learn that New Valley

            17    filed a Hart-Scott-Rodino application?

            18           A.    I don't recall.

            19           Q.    Was it from the newspaper?

            20           A.    Well, I mean someone told me

            21    obviously.  I don't recall if I read it in the

            22    paper or Richard Rubin told me.  It was

            23    public, it was issued in the press somewhere.

            24           Q.    Did you learn about it before it

            25    appeared in the press, to your recollection?







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             2           A.    To my recollection, no.

             3           Q.    Did you discuss that event with

             4    Mr. LeBow?

             5           A.    I don't recall specific

             6    discussions.

             7           Q.    Did the knowledge that New Valley

             8    had filed a Hart-Scott-Rodino application with

             9    respect to RJR affect your thinking with

            10    respect to RJR in any way?

            11                 MR. ALTMAN:  Could you repeat

            12           that question, please?

            13                 MR. STERN:  Let's have it read

            14           again.

            15                 (Record read.)

            16                 MR. STERN:  Let me put a

            17           different question.  I think I can save

            18           time.

            19           Q.    Were your activities with respect

            20    to RJR influenced in any way by the knowledge

            21    that New Valley had filed a Hart-Scott-Rodino

            22    application?

            23           A.    I don't recall.

            24           Q.    Did you purchase more shares

            25    because of that fact?







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             2           A.    I just don't recall the whole

             3    period.

             4           Q.    Did you and Mr. LeBow reach any

             5    understandings at the lunch in the Chinese

             6    restaurant that you have described?

             7           A.    No.

             8           Q.    At that lunch, did Mr. LeBow

             9    mention that he had had conversations -- I

            10    will strike that.  Did Mr. LeBow mention that

            11    he had had or his representatives had had

            12    discussions with RJR concerning a transaction

            13    involving Mr. LeBow?

            14           A.    I don't recall.

            15           Q.    Did there come a time when you

            16    learned that Mr. LeBow had had such contacts

            17    with RJR?

            18           A.    Yes.

            19           Q.    When was that?

            20           A.    I don't recall.

            21           Q.    Was it after filing the

            22    Hart-Scott -- was it after you filed the

            23    Hart-Scott-Rodino application?

            24           A.    I just don't recall when.

            25           Q.    Did you ever discuss with anyone







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             2    why New Valley filed the Hart-Scott-Rodino

             3    application as opposed to some other entity

             4    owned by Mr. LeBow?

             5           A.    I don't recall such discussions.

             6           Q.    Do you have any understanding as

             7    to that fact?

             8           A.    No.

             9           Q.    When you say understanding just

            10    as a businessman, I think that you have to --

            11           A.    The entity that buys it has to

            12    file, I believe.

            13           Q.    Right?

            14           A.    New Valley bought the stock.

            15           Q.    Do you know why New Valley bought

            16    the stock as opposed to Brooke Group or some

            17    other entity?

            18           A.    Aside from the fact that New

            19    Valley has the money?

            20           Q.    Other than the fact that New

            21    Valley has the money, you know of no other

            22    reason; is that correct?

            23           A.    I mean, not to joust with you,

            24    but I don't even understand the question.  Why

            25    doesn't the taxi driver file a Hart-Scott?  A







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             2    guy who has the money, you are filing if you

             3    want to buy over $15 million, so...

             4           Q.    Did you ever talk to anyone

             5    about --

             6           A.    At least that's my understanding

             7    of it.  Perhaps I'm wrong.

             8           Q.    Yes.  Did anyone associated with

             9    New Valley talk to you about New Valley's

            10    reasons for filing the Hart-Scott-Rodino

            11    application?

            12           A.    I really don't recall.

            13           Q.    Do you recall anything else about

            14    this lunch with Mr. LeBow pertaining to RJR?

            15           A.    Generally, we went over the

            16    values, you know, how good a value it was.

            17           Q.    What view did Mr. LeBow express

            18    on that subject?

            19           A.    He thinks it's a great value.

            20    Nabisco is worth a great deal and I remember I

            21    think I said that this is almost as good as

            22    Texaco was, that type of thing.  We just

            23    thought it was very, very cheap and that it

            24    was almost unbelievable that management just

            25    doesn't go and spin it off when you look at







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             2    the values.

             3           Q.    Did Mr. LeBow express an opinion

             4    about what the value was?

             5           A.    I mean I don't recall the exact

             6    thing.  I will just tell you the general tenor

             7    of the lunch where we discussed the values of

             8    RJR.

             9           Q.    Do you remember anything else

            10    about the lunch?

            11           A.    Not particularly.

            12           Q.    Did the subject of fraudulent

            13    conveyance claims come up in the lunch?

            14           A.    I don't recall.

            15           Q.    Had that -- do you know what I

            16    mean by fraudulent conveyance claims in this

            17    context?

            18           A.    Yes.

            19           Q.    By that I mean claims by

            20    creditors or tobacco litigants against the

            21    spin-off?

            22           A.    We talked generally.  I don't

            23    remember specifics.  I think we discussed the

            24    fact that that was a reason that they were

            25    saying that they weren't going to spin it off







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             2    now that you mention it, and I think, you

             3    know, we felt that was, it was a ridiculous

             4    reason, because they shouldn't really -- there

             5    was no real claims, something to that effect.

             6    That's all I can tell you.

             7           Q.    Had that subject come up in any

             8    prior discussion you had with Mr. LeBow on the

             9    subject of RJR?

            10           A.    I just don't recall.

            11           Q.    Did it come up in any of your

            12    discussions with anyone concerning RJR prior

            13    to this lunch?

            14           A.    Prior to the lunch?  I don't

            15    believe so.

            16           Q.    Now, did Mr. LeBow say why he

            17    felt that this, the expressed concern about

            18    fraudulent conveyance claims, was ridiculous?

            19                 MR. WOLFSON:  Objection to form.

            20           A.    Maybe the word ridiculous wasn't

            21    the right word to use.  Just that, you know, I

            22    think the general feeling in the lunch was

            23    that there was really no reason for management

            24    not to spin off Nabisco, no real reason except

            25    for the fraudulent conveyance issue that you







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             2    mentioned, and I think we felt that that

             3    wasn't a real major issue, but I can't recall

             4    now.

             5           Q.    Did either you or Mr. LeBow

             6    express any reasons why you felt that it was

             7    not a major issue?

             8           A.    I can't recall.

             9           Q.    Do you remember why you felt it

            10    wasn't a major issue?

            11           A.    Well, you see, I don't remember

            12    if really this was really discussed at great

            13    length at the lunch.  If you are asking me

            14    afterwards in thinking about it, if you want

            15    my views on it, I will give you my views on

            16    it, but I don't think it was -- at the lunch

            17    that was really a major issue.  So I can't

            18    recall exactly what was said at the lunch

            19    about it.

            20           Q.    Well, up until that point in

            21    time, had you performed any analysis of the

            22    fraudulent conveyance issues?

            23           A.    I don't recall.

            24           Q.    Asked anyone or your counsel to

            25    do so?







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             2           A.    I might have, but I don't recall.

             3    I know I did that, but not prior to that time,

             4    you know.  I can't recall if I did that then.

             5           Q.    What happened next with respect

             6    to your interest in RJR?

             7           A.    Well, I don't know what "next"

             8    means, next to what?

             9           Q.    Following this lunch?

            10           A.    As I said, I think we filed a

            11    Hart-Scott after the lunch, but I'm not sure

            12    if it was right before or after, and obviously

            13    I didn't buy it during the period of the

            14    Hart-Scott and -- well, I mean, what do you

            15    want the whole thing for the whole six months

            16    or --

            17           Q.    Let's take it, I would like to

            18    exhaust your recollection as to this matter

            19    since the matter began, and I think right now

            20    we are up to sometime in the end of August.

            21    What I'm asking you is --

            22           A.    I can't remember chronologically.

            23    I can tell you that obviously you know that we

            24    have a -- LeBow and I agreed to an

            25    arrangement, but is that what you want to know







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             2    about?

             3           Q.    There came a time when you

             4    reached an agreement with Mr. LeBow as

             5    respects RJR; is that correct?

             6           A.    There came a time, yes.

             7           Q.    Do you remember when that was?

             8           A.    Sometime late September and

             9    October, I believe.

            10                 MR. STERN:  I'm going to mark as

            11           the next exhibit, a document produced

            12           to us on behalf of Mr. Icahn, No. I 695

            13           through I 779.

            14                 (Document, bearing production

            15                 Nos. I 695 through I 779, marked

            16                 Icahn Exhibit 5 for

            17                 identification, as of this date.)

            18                 (Recess taken.)

            19           Q.    Mr. Icahn, I've placed this

            20    exhibit before you.  Can you identify that

            21    exhibit?

            22           A.    Yes.  You want me to read it?

            23           Q.    What is it?

            24           A.    An agreement between myself and

            25    Bennett LeBow regarding RJR Holdings.







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             2           Q.    In fact, what this is is a set of

             3    agreements between either yourself or entities

             4    under your control and Mr. LeBow or entities

             5    under his control; is that correct?

             6           A.    Yes, that's correct.

             7           Q.    You can take as long as you want

             8    to study the document before answering this

             9    question, but is it correct that these are the

            10    only agreements that you have with Mr. LeBow

            11    or entities controlled by him as respects RJR?

            12           A.    I believe that's correct.  You

            13    would have to really check with counsel,

            14    because they gave you the documents, but I

            15    believe that's correct.

            16           Q.    Now did there come a time when

            17    you and Mr. LeBow reached the general

            18    understanding that culminated in these signed

            19    agreements?

            20           A.    Yes.

            21           Q.    When was that?

            22           A.    You know before the date on the

            23    agreement.

            24           Q.    The date on the cover of this

            25    document is October 17, 1995?







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             2           A.    We reached an understanding close

             3    to that date.

             4           Q.    Matter of days before or week

             5    before?

             6           A.    I would say days.  Not even days,

             7    I think we wrote it up right after we made the

             8    agreement.

             9           Q.    How long did the negotiations

            10    take with respect to this, to the preparation

            11    of the written agreements?

            12           A.    On and off maybe a week, two

            13    weeks.

            14           Q.    Did you and Mr. LeBow reach your

            15    understanding at a meeting or by telephone or

            16    some other way?

            17           A.    I just don't recall when we did

            18    it.

            19           Q.    Well, after the Chinese

            20    restaurant lunch, did you have a negotiating

            21    session with Mr. LeBow?

            22           A.    I don't recall specifically.  I

            23    mean obviously we met and discussed it, but I

            24    don't remember specific conversations.

            25           Q.    In the discussions with Mr. LeBow







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             2    leading up to these agreements, was any other

             3    person present?

             4           A.    I just don't recall specific

             5    discussions.

             6           Q.    I'm asking you whether you have

             7    any general -- any recollection as to whether

             8    anyone was present at these discussions?

             9           A.    I just don't.

            10           Q.    Without asking you the specifics?

            11           A.    I don't remember specifics so I

            12    can't remember the various discussions.

            13           Q.    Well, at any of the discussions

            14    that you had with Mr. LeBow, whether or not

            15    you remember the detail of the discussions, do

            16    you remember any person being present other

            17    than yourself, sir?

            18           A.    I just don't recall.

            19           Q.    Did Mr. Lorber participate in

            20    these negotiate -- in these discussions?

            21                 Let me put a different question.

            22                 Did Mr. Lorber participate in the

            23    discussions leading up to the agreements we

            24    have marked as exhibits in this deposition?

            25           A.    I have to tell you I don't recall







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             2    the meetings.  I just don't recall them.

             3           Q.    Do you remember having more than

             4    one lunch in New York with Mr. LeBow at which

             5    you discussed RJR?

             6           A.    I didn't have more than one.

             7           Q.    You did?

             8           A.    No, I did not.  That was the only

             9    lunch I had with him.

            10           Q.    At the lunch with Mr. LeBow, did

            11    you tell him that it would be a good idea, in

            12    words or substance, that it would be a good

            13    idea for the two of you to team up with

            14    respect to RJR?

            15           A.    I don't recall saying that.

            16           Q.    Do you remember Mr. LeBow saying

            17    with respect to RJR "Come on in, fine Carl,

            18    love to have you"?

            19           A.    Find Carl, find?

            20           Q.    Fine, F-I-N-E, Carl, love to have

            21    you.  Did he say those words?

            22           A.    Something like that.  He wanted

            23    me to come in.  I don't think it was at lunch.

            24    He would like me on the team.  He would like

            25    me to be involved.  They want me in, that type







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             2    of thing.

             3           Q.    What did he mean by "want you

             4    in"?

             5           A.    To do this agreement, the essence

             6    of the agreement is what he wanted.

             7           Q.    And you don't remember whether he

             8    said that at this Chinese lunch?

             9           A.    I don't think he said it then.  I

            10    just don't think it was at that time, but he

            11    did say words to that effect that you just

            12    read, though.

            13           Q.    At this lunch in the Chinese

            14    restaurant, did you discuss with him some sort

            15    of formal agreement that you would join to

            16    support Mr. LeBow's efforts with respect to

            17    RJR?

            18           A.    I don't recall if it was brought

            19    up at that lunch, but obviously we had these

            20    discussions to get to this agreement, but I

            21    don't really remember no matter how many times

            22    you ask me if we brought it up at that lunch.

            23           Q.    Was the formal agreement proposed

            24    by you or by Mr. LeBow?

            25           A.    I think it was proposed by







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             2    Bennett.

             3           Q.    When he proposed it, what did you

             4    say about it?

             5           A.    See, I can't recall specifics.  I

             6    have to tell you it's sort of a blur as far as

             7    all the other meetings.  It's just in my mind.

             8    I just can tell you the general essence of it.

             9           Q.    At this lunch, did he tell you

            10    some of the elements of a transaction that he

            11    had proposed to Mr. Harper and Mr. Goldstone

            12    of RJR?

            13           A.    I told you I can't recall.  I

            14    don't believe he did, but I can't recall

            15           Q.    In your discussions with Mr.

            16    LeBow leading up to these formal agreements,

            17    were there any issues in particular that you

            18    and he discussed?

            19           A.    Well, the issue that was

            20    foremost, put it this way, the issue that was

            21    the foremost concern of mine was that I didn't

            22    want it to be in any way construed that we

            23    were in this for greenmail or we were in this

            24    to get something other than the other

            25    shareholders would also receive, so I made







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             2    that very plain to Bennett.

             3           Q.    What do you mean by greenmail?

             4           A.    Well, that, you know, that we

             5    were going to do this, we were going to go out

             6    or Bennett was going to go out and do what he

             7    is doing now, go for a precatory and we would

             8    be accused of wanting to sell our stock back

             9    to the company or that Bennett would be

            10    accused of wanting to merge the company with

            11    Liggett or sell Liggett.  In other words, get

            12    anything to the other -- that the other

            13    shareholders wouldn't receive.  I told him if

            14    that was going to be alleged and there was

            15    going to be any merit to it, that we would

            16    just lose.

            17           Q.    Lose what, sir?

            18           A.    Well, you know, the institutions

            19    wouldn't support Bennett in his precatory, and

            20    eventually if he puts up a slate or goes for

            21    the proxy fight, that he would lose it.

            22           Q.    In your prior investment

            23    activities, had you ever taken greenmail in

            24    the way that you just described it?

            25           A.    Yes.







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             2           Q.    What situations were those, do

             3    you remember?

             4           A.    Well, in the early '80s when

             5    there were times when I wanted to take over

             6    the companies, in most cases we wanted to buy

             7    the company and they offered us, they offered

             8    to buy us out.

             9           Q.    Was it a concern of yours that

            10    Mr. LeBow had as an objective possibly selling

            11    Liggett to RJR?

            12                 MR. ALTMAN:  Objection to form.

            13           A.    Bennett told me that all

            14    discussions about, with Harper about selling

            15    Liggett were over, that that was over.

            16           Q.    When did he tell you that?

            17           A.    Well, you see as I told you, I

            18    think it was after that lunch, but I'm pretty

            19    sure it was after that lunch.

            20           Q.    Why do you -- why are you pretty

            21    sure?

            22           A.    I just don't think it came up at

            23    the lunch.  As I told you, I can't remember.

            24    No matter how many questions you ask, I can't

            25    remember exactly when it came up.







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             2           Q.    What did he tell you about his

             3    discussions with Harper?

             4           A.    No, no, he told me that,

             5    basically that those discussions with Harper

             6    to sell Liggett were just dead, and that was a

             7    nonevent.

             8           Q.    Well --

             9           A.    Or nonconcern, that it wasn't

            10    going to happen that he was going to sell

            11    Liggett to.

            12           Q.    Am I correct in inferring from

            13    your answer that he told you that he had

            14    discussions with Harper?

            15           A.    Yes, I don't remember when.  He

            16    told me that but I don't know if it was at the

            17    lunch or later date.  It might have been that

            18    I read that in the newspaper or it came up in

            19    the press, but, see, I can't remember the

            20    exact timing.

            21           Q.    I'm not asking you to repeat

            22    yourself about your lack of recollection of

            23    the date.  I'm asking you to expand on what he

            24    said about the subject of discussions with

            25    Harper.  Regardless on when he said it, what







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             2    did he say on that subject?

             3           A.    I told you, that with Harper, you

             4    know, the discussions with Harper to sell

             5    Liggett were over.

             6           Q.    Did he tell you that he had

             7    proposed to Mr. Harper that RJR buy Liggett?

             8           A.    I don't recall that he told me

             9    that, no.  He said -- I just don't recall.  It

            10    was my concern.  I said that I don't want it

            11    in any way to be alleged that you are doing

            12    this to sell Liggett to RJR, because if that

            13    comes up, you are going to lose and what's the

            14    point of my getting involved with you.  And he

            15    told me that that wasn't going to happen.

            16           Q.    Did you have a reason for

            17    thinking that Mr. LeBow had as an objective

            18    selling Liggett to RJR?

            19           A.    I knew that at the time we did

            20    this agreement, I obviously knew and I don't

            21    know when I knew it, that they had had

            22    discussions concerning a deal to sell Liggett.

            23    I think it was in the newspapers, but maybe

            24    I'm wrong.  In any event, I knew about that,

            25    that there were discussions about that.  That







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             2    had come up and Bennett had told me that those

             3    discussions were over.

             4           Q.    Did Mr. LeBow tell you how the

             5    discussions concluded?

             6           A.    I don't think we got into it in

             7    detail.  He just told me -- no, we didn't get

             8    into any details on that.  I just said I just

             9    don't want this to be alleged and I want to be

            10    sure of that, and he said that's not going to

            11    happen.

            12           Q.    Did he ever mention to you that

            13    he had spent some time seeking to organize a

            14    joint venture with respect to some of RJR's

            15    tobacco operations?

            16           A.    No.

            17           Q.    Did he ever mention -- did you

            18    ever hear of a tobacco company named Reemstma

            19    R-E-E-M-S-T-M-A?

            20           A.    No.

            21           Q.    Did he ever tell you that he had

            22    reached an understanding of any kind with a

            23    foreign tobacco company with respect to a

            24    potential joint venture for RJR's

            25    international tobacco assets?







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             2           A.    At one time he mentioned to me

             3    that he was talking to an international

             4    tobacco company.  That's all I can remember

             5    about it.

             6           Q.    That he was talking to

             7    international --

             8           A.    I don't remember who.

             9           Q.    Did he say what he was talking to

            10    an international tobacco company about?

            11           A.    I just don't recall.  I remember

            12    he was talking to an international tobacco

            13    company.  And I'm not sure, about joining up

            14    with us, something to that effect, but it

            15    never came to fruition.

            16           Q.    When did he have that discussion

            17    with you?

            18           A.    I don't remember.

            19           Q.    Was it after your --

            20           A.    Obviously, yes.

            21           Q.    -- Chinese lunch?

            22           A.    It was obviously in the period we

            23    were discussing this or maybe it was even

            24    after we did this agreement, I can't remember.

            25    I remember this came up.  You jogged my







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             2    memory, but I can't remember more than that.

             3           Q.    After the agreement that we

             4    marked as Exhibit 5?

             5           A.    I just don't remember if it was

             6    before or after.

             7           Q.    Did you ever hear of a company

             8    named Tabaca Lera?

             9           A.    No.

            10           Q.    Intabex?

            11           A.    No.

            12           Q.    A fellow named Tony Taberer?

            13           A.    No.

            14           Q.    You probably heard of a company

            15    called Rothmans; is that correct?

            16           A.    Yes.

            17           Q.    Did you ever hear anything about

            18    Rothmans in connection with RJR?

            19           A.    All I can remember is he was

            20    talking to one of those, you know,

            21    international companies, and I think it might

            22    have been Rothman, but I'm not sure.

            23           Q.    Did you ever hear of an entity

            24    called Steele Partners?

            25           A.    No.







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             2           Q.    An individual named -- whose

             3    first name begins with W and whose last name

             4    is Lichtenstein?

             5           A.    No.  I heard of a country.

             6           Q.    Did you ever hear of someone

             7    named Gary Klesch?

             8           A.    Yes.

             9           Q.    Who is Mr. Klesch?

            10           A.    I met him, if it's the fellow I'm

            11    thinking of in England.

            12           Q.    Yes.

            13           A.    Yes.  He has a small investment

            14    company in England.

            15           Q.    When did you meet him?

            16           A.    When I was in London maybe a year

            17    ago, year and-a-half ago.

            18           Q.    Did your meeting concern RJR in

            19    any way?

            20           A.    No.

            21           Q.    Did you ever discuss Mr. Klesch

            22    with Mr. LeBow?

            23           A.    Yes, I think we discussed him a

            24    couple of times.  In fact, Bennett introduced

            25    me or told me to look him up in England.







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             2           Q.    Did Mr. LeBow describe his

             3    relationship with Mr. Klesch?

             4           A.    Said he uses him sometimes as an

             5    investment banker.  He does distressed bonds

             6    and I should meet him.

             7           Q.    Did it ever come to your

             8    attention that Mr. Klesch was performing

             9    any -- was engaging in any activities at Mr.

            10    LeBow's request concerning RJR?

            11           A.    I think once Bennett mentioned to

            12    me that he might be raising some capital for

            13    him or something like that, but I don't

            14    remember specifics.

            15           Q.    When did Mr. LeBow say that?

            16           A.    I just don't recall when.

            17           Q.    Would it have been after this

            18    lunch that you described?

            19           A.    Probably.

            20           Q.    Did you ever hear of an

            21    individual named Lucio Tan?

            22           A.    What's that name.

            23           Q.    L-U-C-I-O, T-A-N?

            24           A.    No.

            25           Q.    Fortune Tobacco Company?







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             2           A.    No.

             3           Q.    Did it ever come to your

             4    attention in any way that Mr. LeBow was

             5    seeking to interest an individual in the

             6    Philippines in acquiring RJR stock?

             7           A.    Yes, I believe he told me that he

             8    was doing that, but I don't remember if it was

             9    the Philippines.  One time he told me he was

            10    going around talking to some people, and he

            11    mentioned he was going to go to Manila.  He

            12    told me on one of his trips and that he might

            13    be, you know, talking to someone about again,

            14    you know, joining us, acquiring some stock,

            15    that type of thing.

            16           Q.    Do you remember when you had that

            17    conversation with him?

            18           A.    No.

            19           Q.    Was it in October?

            20           A.    I just don't recall.

            21           Q.    Did he mention anyone in

            22    particular that he was going to call upon?

            23           A.    No.

            24           Q.    Did he tell you what he was going

            25    to tell them?







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             2           A.    No.  Basically, you know, the

             3    value of the company, how cheap it is and why

             4    they should join us, that type of thing.

             5           Q.    What do you mean by the phrase

             6    "join us"?

             7           A.    You know, buy stock.  I was

             8    buying in agreement, as you know, I'm going to

             9    buy 5 million shares, I bought 8 million, but

            10    I was supposed to buy at least five and he

            11    said he was going to possibly bring other

            12    people into it, into buying stock with us.

            13           Q.    Did you discuss with him forming

            14    a group with other people?

            15           A.    Well, we talked about that as

            16    part of, you know, what we were doing here.

            17           Q.    Did you discuss with Mr. LeBow

            18    filing a 13-D at any point?

            19           A.    Well, we never got into

            20    specifics, no.

            21           Q.    How did you -- you mentioned

            22    before that you had bought 8 million shares.

            23    How did you decide how much RJR stock to buy?

            24           A.    I just don't recall.

            25           Q.    In determining how many shares to







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             2    buy, did you take into account anything having

             3    to do with the necessity of filing a Section

             4    13-D at a certain point in time?

             5                 MR. WOLFSON:  Objection to form.

             6                 MR. STERN:  I will put the

             7           question a different way.

             8           Q.    In determining how many RJR

             9    shares to purchase, did the requirements of

            10    Section 13-D play a role in your thinking?

            11           A.    I just don't recall.

            12           Q.    Did Mr. LeBow ever report to you

            13    or anyone else, did Mr. LeBow or any of his

            14    associates ever tell you what happened with

            15    respect to his efforts to interest others in

            16    joining you?

            17           A.    No.

            18           Q.    To your knowledge, has Mr. LeBow

            19    discontinued those efforts?

            20           A.    I believe he has.

            21           Q.    Why do you believe that?

            22           A.    He never talks about it, so I

            23    would think he did.

            24           Q.    But he never told you that he

            25    discontinued those efforts?







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             2           A.    He never specifically told me,

             3    no.

             4           Q.    Did you ever hear of a Gerald

             5    Levin?

             6           A.    No.

             7           Q.    Did you ever hear of Michael

             8    Price?

             9           A.    Yes.

            10           Q.    Let's identify Mr. Price for the

            11    record, please, so we know we are talking --

            12           A.    He is a big institutional holder

            13    of RJR.

            14           Q.    Did you ever discuss RJR with Mr.

            15    Price?

            16           A.    No.

            17           Q.    Did you ever discuss Mr. Price

            18    with Mr. LeBow or any of his associates?

            19           A.    Yes.

            20           Q.    When did you have that

            21    discussion?

            22           A.    I just don't recall but during

            23    this period.

            24           Q.    "This period" meaning?

            25           A.    In the fall, I guess.







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             2           Q.    Did you discuss it with Mr.

             3    LeBow, did you discuss Mr. Price with Mr.

             4    LeBow?

             5           A.    Yes.

             6           Q.    What was said on -- who said what

             7    to whom?

             8           A.    I remember Bennett told me that

             9    Michael Price he believed owned a fair amount

            10    of stock.

            11           Q.    Did he say he had been in contact

            12    with Mr. Price?

            13           A.    I don't recall.

            14           Q.    Did he say he believed that Mr.

            15    Price would support the effort that you and

            16    Mr. LeBow had undertaken?

            17           A.    I don't recall the specific

            18    conversation except that he told me that Price

            19    owned a lot of stock.  That's what he had

            20    heard, he said.

            21           Q.    I'm sure you have heard of the

            22    firm Wassherstein Parella; is that correct?

            23           A.    Yes.

            24           Q.    They are a New York based

            25    investment banking firm; is that correct?







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             2           A.    I know them.

             3           Q.    Did you ever discuss RJR with

             4    anyone from Wassherstein Parella?

             5           A.    Other than seeing Bruce

             6    Wassherstein at a party, I didn't discuss it.

             7           Q.    When did you see Mr. Wassherstein

             8    at a party?

             9           A.    In the summer.

            10           Q.    What month in the summer?

            11           A.    It was in the Hamptons.  I think

            12    it was around Labor Day.

            13           Q.    Did you talk to Mr. Wassherstein

            14    about RJR at that encounter?

            15           A.    Yes.

            16           Q.    What did you say to him and he to

            17    you?

            18           A.    I just -- we were talking very

            19    briefly.  It was a big party in the Hamptons

            20    and I asked -- I don't know how it came up,

            21    but I told him that, you know, I was thinking

            22    of, you know, getting involved with Bennett,

            23    you know, about RJR and he, the way I recall

            24    it, he didn't think very much of the idea.  He

            25    was sort of negative on the whole thing.







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             2           Q.    What whole thing, what idea?

             3           A.    Well, you know, joining Bennett

             4    on this whole enterprise.

             5           Q.    The enterprise?

             6           A.    Of this contract that we are

             7    talking about, that type of thing, you know,

             8    getting together with him.

             9           Q.    Did he say why he was negative on

            10    the idea?

            11           A.    Yes, he felt, I think he felt

            12    that -- I really can't recall, that it just

            13    wouldn't be successful, but I can't recall

            14    more than that.

            15           Q.    Did you know that Wassherstein

            16    Parella had been working with Mr. LeBow?

            17           A.    Yes, I thought it was sort of

            18    strange that he would say that, because

            19    Bennett had told me that they were sort of

            20    working with him, so I didn't mention it to,

            21    you know, I didn't really get into it with

            22    Bruce at the time.  A lot of people around,

            23    but I sort of thought it was strange, but I

            24    never even, I don't think I mentioned it to

            25    Bennett.  I didn't think it was --







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             2           Q.    When did Mr. LeBow tell you?

             3           A.    Maybe I did mention to Bennett.

             4           Q.    That Wassherstein Parella had

             5    been working with --

             6           A.    I remember him saying something

             7    that he had been working with Wassherstein and

             8    that they were, gee, I just don't recall.

             9    They were talking to Wassherstein about the

            10    whole thing, but --

            11           Q.    Did he tell you that he had

            12    engaged Wassherstein Parella at some point

            13    concerning RJR?

            14           A.    All I can remember is he said

            15    that he was working with Wassherstein Parella

            16    on this whole thing.  That's all I can recall.

            17    And then when I saw Bruce, Bruce said he

            18    didn't think, I thought that was a little

            19    strange.  That's what I remember.

            20           Q.    Did you ever discuss with anyone

            21    whether Mr. LeBow's filing of a

            22    Hart-Scott-Rodino filing was perceived by,

            23    would be perceived as a hostile gesture?

            24           A.    I don't recall that.

            25           Q.    Have you ever heard of someone







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             2    named Mario Baeza?

             3           A.    No.

             4           Q.    Did Mr. Wassherstein tell you

             5    that Wassherstein Parella had discontinued its

             6    work for Mr. LeBow?

             7           A.    No.

             8           Q.    In connection with RJR?

             9           A.    No.

            10           Q.    Mr. Icahn, did you personally

            11    review the agreements that you or your

            12    affiliated entities reached with Mr. LeBow

            13    regarding RJR Nabisco Holdings Corp.?

            14           A.    No.

            15           Q.    You left that to others; is that

            16    correct?

            17           A.    Yes.

            18           Q.    Do you have an understanding as

            19    to -- what is your understanding as to the

            20    constraints that those agreements impose upon

            21    either you or Mr. LeBow with respect to a

            22    greenmail transaction of the type you

            23    described?

            24           A.    If either of us do greenmail,

            25    there is a penalty, there is a huge penalty,







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             2    $50 million.

             3           Q.    Who proposed $50 million?

             4           A.    I did.

             5           Q.    Why did you choose that number?

             6           A.    I thought it was a big enough

             7    number that you wouldn't do it.

             8           Q.    What did Mr. LeBow say when you

             9    proposed 50 million?

            10           A.    He said fine.

            11           Q.    Did you ever see any analysis of

            12    the amount of money that Mr. LeBow or Brooke

            13    Group stood to make in the event that the kind

            14    of transaction that he was discussing with Mr.

            15    Harper were to be consummated?

            16           A.    No.

            17                 MR. WOLFSON:  Objection to form.

            18           Q.    Did Mr. LeBow ever discuss that

            19    subject with you?

            20           A.    Well, all I can remember is that,

            21    as I said, that I know that they were having

            22    these discussions with Harper.  I just don't

            23    know when I knew it, and I might have known it

            24    before the lunch, during the lunch, after the

            25    lunch, but I did know they were having







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             2    discussions, but I was told by Bennett that

             3    those discussions were completely, totally

             4    over, that it was a nonevent, that it was over

             5    and I didn't pay, you know, too much more

             6    attention to it after that.  And I think the

             7    way I said it was well, was Bennett told me a

             8    number of times we are not going to do

             9    Liggett.  We are not going to merge it, it's

            10    over.  If that's true, then you don't mind

            11    giving me $50 million if it ever -- he said

            12    yes, that's okay, because I said I'm not going

            13    into this if that's going to be alleged and we

            14    are going to get, you are not going to win it

            15    then.

            16           Q.    Did anyone ever tell you that the

            17    proposal that Mr. LeBow or his colleagues were

            18    discussing with Mr. Harper and his colleagues

            19    could increase his, the value of his holdings

            20    in Brooke Group and Liggett by as much as 750

            21    million to a billion dollars?

            22           A.    Absolutely not.  Nobody ever

            23    mentioned those kind of numbers to me.

            24           Q.    Have you testified to all that

            25    you can recall about your discussions with Mr.







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             2    LeBow concerning the possibility of a sale or

             3    merger of Liggett to or with RJR?

             4           A.    I told you basically that my

             5    interest in it, as I told him, was that we

             6    get, that Nabisco gets spun off and I think

             7    it's relatively simple.  I told him, I said if

             8    they don't perceive you and I are getting

             9    something else out of this, we are going to

            10    win, because it's going to be spun off because

            11    there's too much value there.  But if you are

            12    going to bring up anything else, it's not

            13    going to, I don't think people are going to

            14    give you that value, and he told me what's

            15    interesting to him is win this precatory and

            16    the precatory was a simple question, spin it

            17    off or not spin it off, and it's my feeling

            18    that if we win big in the precatory, I believe

            19    the company will do it.  That's my feeling,

            20    but in any event, that's why I'm really in it,

            21    and I feel that with a $50 million penalty,

            22    it's just not going to be alleged or not going

            23    to be believed, why would anybody do something

            24    if they are going to have to pay $50 million

            25    and if you plan to do the $50 million, if he







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             2    really planned to do the merger or if he

             3    planned to really push that or do it, well,

             4    then, what does he need me for?  Why not go do

             5    it?  I'm not that important to the whole damn

             6    game.

             7           Q.    Did Mr. LeBow say why he was

             8    interested in your participation in the

             9    transaction?

            10           A.    Yes, I mean, I think he wants, in

            11    quotes, "somebody who is known to be an astute

            12    investor on his side," but I don't think he

            13    certainly needs my vote.  I mean, I think the

            14    institutions are going to go with him, and if

            15    they go with him, he is going to win.  If they

            16    are not going to go with him, my 8 million is

            17    not going to matter.  He doesn't need my

            18    participation.  To get 50 million, he

            19    certainly doesn't.

            20           Q.    You are receiving certain

            21    benefits as a result of your agreements with

            22    Mr. LeBow; is that correct?

            23           A.    Yes, yes.

            24           Q.    What is your understanding of

            25    what you or your affiliated companies are --







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             2           A.    After the costs, after all the

             3    costs, the proxy fight and everything, the

             4    legal fees, I get 20 percent of New Valley's

             5    profits, but, you know, I think I can

             6    understand paying that.  I personally, if I

             7    were LeBow, I certainly wouldn't pay a $50

             8    million penalty if I really believed I was

             9    going to be doing something.  If I believed I

            10    was going to take greenmail, if I were LeBow

            11    doing a merger with Liggett or any kind of

            12    affiliated transaction like that, I sure

            13    wouldn't be willing to pay 50 million for

            14    bringing Carl Icahn into it because I don't

            15    think I'm that valuable.  I think the 20

            16    percent is fair, but I don't think the 50

            17    million would be.  I think you would be crazy

            18    to do that.

            19                 Now, you know, he talks one way,

            20    he talks another, but he told me several times

            21    in no uncertain terms that he is into this as

            22    I am to see the thing spun off and make money

            23    on it, and at the end, if there's a proxy

            24    fight and we get control of RJR, I think

            25    that's going to be something he is going to







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             2    like to have perhaps, but that's if they don't

             3    do it, and I happen to believe and I think he

             4    really does too, that they are going to do it

             5    if the precatory comes in big.

             6           Q.    In your last answer when you said

             7    if he gets, if he wins the proxy fight and

             8    gets control of RJR, that's something he would

             9    like to have, what were you referring to?

            10           A.    Like to have, I don't mean it in

            11    those terms.  I'm saying I don't think anybody

            12    is going to mind and I don't think it's -- if

            13    they don't do the spin-off and he puts up a

            14    slate, he has a slate and he has control of

            15    it, that's one thing.  I want to strike that.

            16    I don't think people are going to mind that,

            17    as long as he is not going to merge it with

            18    Liggett or get something personal for himself

            19    out of it.  I think that's okay, but I don't

            20    think it's okay if he is going to merge it

            21    with Liggett or get anything extra for

            22    himself.  I don't think he will win.

            23           Q.    That's okay?

            24           A.    When I say okay, I think it's

            25    perceived as all right.







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             2           Q.    I'm asking you what the "that"

             3    refers to in that answer.  I want to be clear

             4    on that.  What is okay?

             5           A.    The fact that after the Nabisco

             6    spin-off, if his slate controls RJR, I don't

             7    think that's perceived as very bad.  I think

             8    he'll win if that's all that's going to

             9    happen, because he is doing a great favor to

            10    all the shareholders in spinning it off, but I

            11    don't think he has any chance of winning, he

            12    will not win, if it's perceived that he is

            13    going to merge it with Liggett.

            14           Q.    Did he ever tell you one way or

            15    another whether he had ever raised with any of

            16    the slate members the possibility that in the

            17    event his slate were to be elected, he would

            18    propose a merger between Liggett and RJR?

            19           A.    He didn't tell me.  He told me

            20    again that he is not doing this -- he is doing

            21    this to get the Nabisco spin-off accomplished,

            22    and that's what he has told me and he has told

            23    me that in no uncertain terms, and I happen to

            24    believe it because I really don't think he

            25    would pay me 50 million if he intended to







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             2    merge it with Liggett.

             3           Q.    Would your view on that change

             4    depending on how much he stood to gain by

             5    accomplishing such a merger?

             6           A.    How will he accomplish a merger

             7    if he makes all this money and get a

             8    shareholder vote for a merger where he is

             9    really going to be getting all this.  How does

            10    he do it and get a shareholder vote?

            11    Shareholders still have to vote for merger.

            12    My view doesn't change.  How is he going to do

            13    it anyway?

            14           Q.    Did he ever discuss with you

            15    whether there was a threshold percentage of

            16    RJR shares that he or people associated with

            17    him would need to control or would need to own

            18    in order to have working control of the

            19    company?

            20           A.    To have?

            21           Q.    Working control?

            22           A.    What does that mean, to win?

            23           Q.    To have effective control of the

            24    company in order to, for the purpose of

            25    effectuating a combination of some kind?







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             2                 MR. ALTMAN:  Start again with

             3           that question.

             4                 MR. STERN:  That's a fair

             5           objection.

             6           Q.    Did he ever discuss with you the

             7    threshold percentage or the minimum percentage

             8    of shares that he and persons acting with him

             9    would need to control or own in order to be

            10    able to put through a merger between Liggett

            11    and RJR?

            12           A.    No.

            13           Q.    Did he ever discuss with you

            14    whether a group owning 20 percent of RJR or

            15    slightly more than 20 percent would be able to

            16    exercise effective or de facto control of the


            17    company?

            18                 MR. ALTMAN:  Objection to form.

            19           A.    Never discussed it with me.

            20           Q.    Did he indicate to you that he

            21    was discussing that subject with Mr. Tan?

            22           A.    Never told me that.

            23           Q.    Mr. Icahn, have you ever seen the

            24    Brooke Group solicitation material?

            25           A.    What?







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             2           Q.    The consent solicitation

             3    materials?

             4                 I will ask a prior question.  Did

             5    there come a time when you and Mr. LeBow

             6    discussed a solicitation of consents from the

             7    shareholders of RJR with respect to a spin-off

             8    and perhaps other matters?

             9           A.    I just don't recall those

            10    discussions.  I know we are doing the

            11    precatory, is that what you are referring to?

            12    The thing that's out now, the precatory?

            13           Q.    Yes, sir.  By precatory, are you

            14    referring to the consent solicitation?

            15           A.    Yes, okay.

            16           Q.    When did that come up with Mr.

            17    LeBow?

            18           A.    I just don't recall, but we

            19    discussed that when we discussed the

            20    agreement.  You know, the strategy of going

            21    for the consents, we discussed that.  I just

            22    don't remember specific conversations again.

            23    I just remember that all of this was

            24    discussed.

            25           Q.    Who raised that?







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             2           A.    Oh, I just don't recall.

             3           Q.    Did you ever see any, you are

             4    aware, aren't you, that there are written --

             5    that Brooke Group has prepared written

             6    solicitation materials with respect to that

             7    consent effort, that consent solicitation?

             8           A.    Oh, yes.

             9           Q.    Have you ever reviewed those

            10    materials or read them?

            11           A.    Some of them.  I just don't

            12    recall.

            13                 MR. STERN:  I would like to mark

            14           as the next exhibit, a document which I

            15           understand to be a copy of the consent

            16           solicitation statement disseminated by

            17           Brooke Group Ltd.

            18                 (Copy of consent solicitation

            19                 statement disseminated by Brooke

            20                 Group Ltd. marked Icahn Exhibit 6

            21                 for identification, as of this

            22                 date.)

            23           Q.    Mr. Icahn, I would like you to

            24    direct your attention, if you would -- let me

            25    ask you a prior question, sir.  Can you







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             2    identify this exhibit?  Have you ever seen it

             3    before?

             4           A.    I don't recall seeing this whole

             5    document.

             6           Q.    Well, have you seen any part of

             7    the document?

             8           A.    Yes.

             9           Q.    Which part have you seen?

            10           A.    Well, I saw different parts of

            11    it, I believe, but I never saw the whole thing

            12    wrapped together and stapled together and

            13    whatnot.

            14           Q.    Who showed you parts of the

            15    document?

            16           A.    I don't recall.

            17           Q.    Sir, if you look at the page that

            18    is numbered iii in the form of three little

            19    iii's, sort of the introductory pages, do you

            20    see that?

            21           A.    Yes.

            22           Q.    Do you see it says, "High River

            23    has agreed in a High River agreement that it

            24    will not accept any form of greenmail from RJR

            25    Nabisco during the solicitation."  Do you see







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             2    that sentence, sir?

             3           A.    Yes.

             4           Q.    And just so that we are clear on

             5    the record, the High River agreement that's

             6    referred to there, is it correct that that is

             7    among the agreements that we marked earlier in

             8    this deposition?

             9           A.    Yes.

            10           Q.    Have you discussed that sentence

            11    with anyone?

            12           A.    I just don't recall.

            13           Q.    Is it an accurate, as far as you

            14    know, is that an accurate statement of the

            15    understanding or the agreement that High River

            16    has reached in the High River agreement?

            17           A.    Yes.

            18           Q.    Did you ever discuss with anyone

            19    whether High River or any other entity

            20    associated with yourself or with Mr. LeBow

            21    would accept a form of greenmail from RJR

            22    Nabisco after this solicitation?

            23           A.    Yes, in the agreement.  After the

            24    solicitation, we still can't accept anything.

            25    Bennett can't do it for a number of years.







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             2           Q.    Except upon payment of --

             3           A.    $50 million.

             4           Q.    Sir, did you ever discuss with

             5    Mr. LeBow circumstances under which you or he

             6    or both of you might waive the provisions in

             7    these agreements with respect to the payment

             8    of a $50 million in the event of a greenmail

             9    type transaction?

            10           A.    No.

            11                 MR. WOLFSON:  Objection to form.

            12           Q.    Did you ever discuss that subject

            13    with anyone?

            14           A.    No.

            15           Q.    Sir, did it ever come up, did you

            16    ever discuss with Mr. LeBow or with anyone

            17    else your joining the slate of directors that

            18    Brooke Group has proposed for RJR?

            19           A.    Did it ever come up that I --

            20           Q.    Yes?

            21           A.    No.

            22           Q.    Did you ever ask to be on the

            23    slate?

            24           A.    No.

            25           Q.    Did Mr. LeBow ever ask you to







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             2    join the slate?

             3           A.    I don't recall him ever asking

             4    me.  I never asked to be on it.  I just don't

             5    want to be an a board that I don't control the

             6    company of.

             7           Q.    Are you familiar with the people,

             8    with the names of the people who are on the

             9    slate?

            10           A.    I know some of the names.

            11           Q.    Do you know any of the

            12    individuals to your knowledge?

            13           A.    I think I might know one or two

            14    of them.

            15           Q.    Who are they?

            16           A.    Frome, I know Frome.

            17           Q.    In what connection, sir?

            18           A.    Well, he was a lawyer, his firm

            19    once represented me many years ago back in the

            20    '60s maybe.

            21           Q.    Did you ever discuss RJR with Mr.

            22    Frome?

            23           A.    No.

            24           Q.    Did you ever discuss RJR with any

            25    members of the slate to your knowledge?







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             2           A.    Not that I recall.

             3           Q.    Do you know a Mr. Ridings?

             4           A.    Yes, I do know Ridings.

             5           Q.    In what connection do you know

             6    him?

             7           A.    I forget.  He was involved, I

             8    think in a company once, Simplicity Pattern, I

             9    believe he was -- represented the investment

            10    banker for some group or another and that's

            11    Simplicity Pattern.

            12           Q.    Was he involved in the TWA

            13    bankruptcy?

            14           A.    I think he was.  He was in that,

            15    too.

            16           Q.    Was he providing professional --

            17           A.    I think he came in at the end.

            18           Q.    Was he providing professional

            19    services to some constituent group?

            20           A.    I don't recall who he was

            21    providing them to.  I think he came at the

            22    end.

            23           Q.    Did you ever discuss RJR with Mr.

            24    Ridings?

            25           A.    No.







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             2           Q.    Do you have any business or

             3    personal relationship with him?

             4           A.    I haven't seen him for a long

             5    time.

             6           Q.    Did you ever discuss with anyone

             7    how RJR would be managed in the event that the

             8    slate of directors at Brooke Group -- that

             9    Brooke Group has proposed were to be elected?

            10           A.    I think I talked to Bennett about

            11    it, that what I want him to do is if -- well,

            12    I just wanted to be clear, I think in talking

            13    to Bennett it's my feeling that -- and I think

            14    his -- that it's not going to come to that

            15    where he is going to go the whole way, but I

            16    think what he has to say and what he will say,

            17    I shouldn't say what he will do.  I think in

            18    the discussions with him I think Nabisco

            19    during the period before the spin-off, if he

            20    ever does win, will have to be managed on a

            21    day-to-day basis outside of his or the board's

            22    purview.  What I'm trying to say is that no

            23    extraordinary transactions will be done with

            24    Nabisco during the period before the spin-off,

            25    that type of thing.  I think we talked about







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             2    that a little bit.

             3           Q.    You talked with Mr. LeBow about

             4    that?

             5           A.    I think I did.

             6           Q.    Is this, are you now talking

             7    about something other than the kinds of

             8    transactions that we were discussing earlier,

             9    namely, those that might result in a payment

            10    of some kind to your entities?

            11                 MR. ALTMAN:  Objection to form.

            12           A.    Would you repeat the question?

            13                 MR. STERN:  I will ask a

            14           different question because it may be

            15           confusing.

            16           A.    Yes.

            17           Q.    When did you have the discussion

            18    with Mr. LeBow that you described?

            19           A.    I just don't recall.

            20                 MR. ALTMAN:  Could we identify

            21           the subject again?

            22                 MR. STERN:  I'm trying to follow

            23           up on Mr. Icahn's answer.

            24           Q.    We are talking now about the

            25    management of RJR after and in the event that







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             2    Mr. LeBow's or Brooke Group's proposed slate

             3    is elected, and I'm asking you whether you had

             4    any discussions with anyone on that subject?

             5           A.    Yes.

             6           Q.    With whom?

             7           A.    With Bennett.

             8           Q.    And what did he say?

             9           A.    Well, I mean, he listened.  It's

            10    not a part of our agreement but he certainly

            11    listens to me, and I said that what I would

            12    like to see happen, in the event they don't do

            13    it, and I think they will personally, in the

            14    event you are going to have to run the slate,

            15    in the event that you are not going to, that

            16    they don't do the spin-off and you win a big

            17    precatory, that you make it clear that your

            18    board, the board is not going to be able to do

            19    any kind of transactions with Nabisco that,

            20    you know, would be untoward, that you are just

            21    going to spin it off because that's what I

            22    want as a large shareholder, and he said yes,

            23    of course, and I want him -- and I told him I

            24    want him to get a top-notch operating man for

            25    RJR who is going to help to build the earnings







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             2    of RJR.  That's what I would like, but, of

             3    course, he hasn't, you know, done that at this

             4    point, but I think that he should do that.

             5           Q.    Now, in an earlier answer, I

             6    think you used the phrase "go the whole way."

             7    Do you remember that, using that phrase?

             8           A.    I don't know.  You mean referring

             9    to if you have to put up the slate?

            10           Q.    I'm asking you what you were

            11    referring to?

            12           A.    I guess I meant -- I don't want

            13    to have to read all this stuff back to find

            14    it.

            15           Q.    No.

            16           A.    I guess what I would mean by that

            17    would be if you have to put the slate up and

            18    go for the proxy fight, is that --

            19           Q.    Yes?

            20           A.    -- the question?

            21           Q.    I wanted to know what you meant

            22    by it.  Is that what you meant by it?

            23           A.    I guess so.

            24           Q.    Have you ever discussed with Mr.

            25    LeBow circumstances under which he would not







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             2    put up his slate?

             3           A.    Well, he has told me without

             4    question that if they spin it off, he is not

             5    going to put up the slate, but other than

             6    that, he is going to put up the slate.

             7    There's no question in my mind he will put up

             8    the slate, if they don't do the precatory, I

             9    mean.

            10           Q.    Assuming --

            11           A.    A few things are 100 percent, but

            12    I would bet on that one.

            13           Q.    Assuming the precatory is

            14    adopted; is that correct?  When you say if

            15    they don't do the precatory?

            16           A.    I'm sorry.  If they don't do the

            17    spin-off, if after the precatory they don't do

            18    the spin-off, he will definitely put up a

            19    slate, in my opinion.

            20           Q.    If the precatory does not

            21    obtain -- if the consent solicitation --

            22           A.    I don't know what would happen

            23    then.  I shouldn't guess.  Speak to him.  I

            24    don't know.

            25           Q.    Have you ever discussed that







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             2    subject with him?

             3           A.    In passing, but I think that we

             4    all believe that the precatory is going to

             5    have strong results in our favor.

             6           Q.    In the passing discussion that

             7    you referred to, what did you and he say to

             8    one another?

             9           A.    I don't recall.  I don't recall

            10    even bringing it up.

            11                 MR. ALTMAN:  Could we go off the

            12           record for a moment?

            13                 MR. STERN:  Of course.

            14                 (Discussion off the record.)

            15           Q.    Mr. Icahn, did you ever see --

            16    are you aware that Mr. LeBow or Brooke Group

            17    provided his members of the proposed slate

            18    with various materials concerning RJR?

            19           A.    Various?

            20           Q.    Materials concerning RJR?

            21           A.    I'm not aware of that.  I don't

            22    know what he did.

            23           Q.    So you have never seen any

            24    documents that Mr. LeBow --

            25           A.    No.







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             2           Q.    Provided to the members of the

             3    proposed slate?

             4           A.    No.

             5                 MR. STERN:  I would like to mark

             6           as the next exhibit, a document

             7           produced to us on behalf of Mr. Icahn.

             8           Actually it's an exhibit of loose

             9           pieces of paper.  The numbers

            10           sequentially are 787 to 806 and I 1111.

            11                 (Group of loose papers, bearing

            12                 production Nos. I 787 to 806 and

            13                 I 1111, marked Icahn Exhibit 7

            14                 for identification, as of this

            15                 date.)

            16           Q.    Mr. Icahn, did you receive or to

            17    your knowledge people in your organization

            18    receive any pro formas or projections

            19    concerning RJR from anyone at Brooke Group?

            20           A.    All I know is Bennett showed me,

            21    back in the summer, he showed me what he

            22    believed earnings would be, but I think they

            23    all came from public documents.  It had to

            24    come from public documents.

            25           Q.    Why do you say it had to come







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             2    from public documents?

             3           A.    I wonder where else would he get

             4    it?

             5           Q.    Did he show you a document or did

             6    he --

             7           A.    No.  To my recall, we sat down

             8    one time in the summer.  I believe it was at

             9    my house, and he just -- I don't know if he

            10    even gave me any papers, if I recall.  He told

            11    me what earnings, he believed just basically,

            12    you know, the tobacco company had after the

            13    spin-off.  If you spun off Nabisco, the

            14    tobacco company was still a great stand-alone

            15    company with a lot of value, and he mentioned

            16    some earnings to me, and then I asked Rubin to

            17    check out the earnings because I didn't

            18    remember what he told me as I recall.  So I

            19    asked Rubin to start really looking into it.

            20    That's where it got started.

            21           Q.    Was that --

            22           A.    I think.

            23           Q.    Did that conversation take place

            24    before you instructed your people to begin to

            25    purchase RJR's shares?







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             2           A.    I think so.  I'm trying to

             3    remember, but I believe that's right.

             4           Q.    Do you recall whether that

             5    conversation, that was -- I'm sorry, I think

             6    you said that that conversation was at your

             7    house; is that correct?

             8           A.    I believe it was.

             9           Q.    Was that a social visit?

            10           A.    Yes.

            11           Q.    Who brought up the subject of

            12    RJR?

            13           A.    Bennett, I believe, but, you

            14    know, we talked about it.  I can't recall

            15    exactly.

            16                 MR. ALTMAN:  Could you try to

            17           place this conversation in time?

            18                 MR. STERN:  You are welcome to.

            19           Sure.

            20           A.    I think it was in the summer.  I

            21    know it was in the summer but I don't remember

            22    if it was -- I'm trying to remember a time.

            23    It was in the summer, and I do believe I

            24    didn't buy the stock before we talked, but

            25    it's possible I had some stock already.  I







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             2    just can't recall.

             3                 And at that time, we discussed

             4    earnings, but it was, I don't think he gave me

             5    any papers.  He just discussed it with me, and

             6    then I asked Rubin to look into it, I think,

             7    because the numbers sounded pretty good, but I

             8    just don't remember what numbers he told me.

             9    He just discussed with me earnings.

            10           Q.    Did he tell you whether he had or

            11    any of his companies had purchased RJR's stock

            12    at that point?

            13           A.    I don't recall.

            14           Q.    Did he tell you that he was in

            15    discussions with RJR about a possible deal?

            16           A.    No, I don't think he told me

            17    that.  I think what he showed me was an annual

            18    report of RJR and he started looking at the

            19    annual report.  We looked at some numbers or

            20    maybe it was a 10-K or 10-Q and we looked at

            21    some numbers and I asked Rubin to start

            22    looking into them.

            23           Q.    Did this discussion take place

            24    before the time that Mr. LeBow's company, New

            25    Valley, filed the Hart-Scott-Rodino







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             2    application?

             3           A.    I don't recall.

             4           Q.    Do you remember anything else of

             5    this conversation?

             6           A.    We just talked about the great

             7    value of RJR.

             8           Q.    Did he talk about, did he say

             9    anything having to do with the possible

            10    combination of Liggett and RJR?

            11           A.    I just don't recall.

            12           Q.    A joint venture involving some

            13    other tobacco company and RJR?

            14           A.    I told you what I can recall,

            15    that I think he showed me an annual report or

            16    10-K and he said you should really look at

            17    this, it's your kind of thing, that type of

            18    thing.  The values are really great.  That's

            19    all I can recall.

            20           Q.    You said that you asked Mr. Rubin

            21    to take a look at RJR after that conversation?

            22           A.    I think I did.

            23           Q.    What did Mr. Rubin do, if you

            24    know?

            25           A.    I don't know.







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             2           Q.    Did he ever come back to you?

             3           A.    You have gotten all those

             4    research reports and what have you.

             5           Q.    Referring to the analysts'

             6    reports that we discussed earlier?

             7           A.    Yes.

             8           Q.    Did Mr. Rubin ever come back to

             9    you and report to you in response to your

            10    request?

            11           A.    Yes.

            12           Q.    What did he tell you?

            13           A.    He went over numbers with me,

            14    just we went over some numbers in depth.

            15    Spent some time going over earnings and

            16    Nabisco's value.

            17           Q.    How long after you asked him to

            18    do this work did Mr. Rubin come back to you?

            19           A.    I just don't recall.

            20           Q.    Was it a matter of days, weeks,

            21    months?

            22           A.    Maybe a week.

            23           Q.    Did it ever come to your

            24    attention that after that Mr. Rubin obtained

            25    projections for RJR-Liggett?







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             2           A.    I don't think he obtained

             3    projections.  I think he, well, he got

             4    research reports.  The thing that appealed to

             5    me was Nabisco, the value if Nabisco spun off.

             6           Q.    I'm going to mark as exhibit -- I

             7    have marked as Exhibit 7, I'm now going to

             8    show Mr. Icahn, a document that I described

             9    earlier.  Mr. Icahn, I appreciate it if you

            10    would examine this exhibit and you can, of

            11    course, spend as much time as you would like

            12    with it.  I'm going to focus your attention on

            13    the first page and on Page 806.  Have you ever

            14    seen this document or any of the pages before?

            15                 MR. ALTMAN:  I'm just referring

            16           to Page 806.

            17                 MR. STERN:  Take your time.

            18           A.    I never saw these.

            19           Q.    Did you ever discuss with anyone

            20    at your company, pro formas or projections

            21    concerning RJR-Liggett?

            22           A.    I never did.

            23           Q.    Were you aware at any time that

            24    anyone at Brooke Group was preparing

            25    projections that appeared to reflect







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             2    RJR-Liggett on a combined basis?

             3           A.    I was never shown this.  I never

             4    saw this.  I see it is -- I never saw it.

             5                 MR. STERN:  I'm going to mark as

             6           the next exhibit, a document produced

             7           to us on behalf of Mr. Icahn numbered I

             8           1110.  It's a single page.  It's

             9           obviously a page from a longer

            10           document, but I'm marking it in the

            11           form in which we received it.

            12                 (Single-page document, bearing

            13                 production Nos. I 1110, marked

            14                 Icahn Exhibit 8 for

            15                 identification, as of this date.)

            16           Q.    Mr. Icahn, the exhibit that's

            17    been placed before you, have you ever seen

            18    that page before?

            19           A.    I never saw this.  I don't even

            20    know what it is.

            21           Q.    Do you recognize the handwriting?

            22           A.    No.

            23           Q.    Do you recognize the name Robert

            24    Goldberg?

            25           A.    No.  No.







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             2           Q.    Do you recognize or have you ever

             3    heard of a name Yasemin, Y-A-S-E-M-I-N,

             4    Kantar, K-A-N-T-A-R?

             5           A.    No.  I don't know what this is.

             6           Q.    Mr. Icahn, I take it you are

             7    aware that Brooke Group has prepared various

             8    consent solicitation materials and submitted

             9    those materials to the S.E.C.; is that

            10    correct?

            11           A.    Yes.

            12           Q.    Do you know whether they -- let

            13    me put a different question.  And that that

            14    was a process that played out over a period of

            15    weeks; is that correct?

            16           A.    Yes.

            17           Q.    Did they, did Brooke Group

            18    provide you or your firm with copies of the

            19    documents that they were submitting to the

            20    S.E.C. as part of that process?

            21           A.    I think, I'm not sure, but I

            22    think so.

            23           Q.    Who at your firm received -- did

            24    you see those documents?

            25           A.    I don't recall.







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             2           Q.    Who at your firm did, if you

             3    know?

             4           A.    I think we had them sent to the

             5    lawyers.  I don't think we really looked at

             6    them.

             7           Q.    Your counsel; is that correct?

             8           A.    Yes.

             9           Q.    What was the purpose of having

            10    them sent to your counsel?

            11           A.    I don't know.  I mean, I just

            12    think we wanted to see it.  I believe we got

            13    them.  I'm not sure.

            14           Q.    Did you ever have any discussions

            15    with a Mr. Lederman concerning the RJR,

            16    concerning Brooke Group's consent solicitation

            17    materials?

            18           A.    Yes.

            19           Q.    When did you have such a

            20    discussion?

            21           A.    On a couple of occasions I would

            22    see the letter that was going out.  I would

            23    make some comments concerning the letter.

            24           Q.    Letter to whom?

            25           A.    To the shareholders.







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             2           Q.    And you made those comments to

             3    Mr. Lederman; is that correct?

             4           A.    Yes.

             5           Q.    Mr. Lederman you know to be a

             6    lawyer at Milbank Tweed; is that correct?

             7           A.    Yes.

             8           Q.    And you made those comments

             9    before the letters went out to the

            10    shareholders?

            11           A.    On occasion.  I don't get too

            12    involved in it, but they send me the letters

            13    and I look at them and tell them what I think

            14    sometimes.

            15           Q.    Do you remember what you said to

            16    Mr. Lederman?

            17           A.    I don't recall specifics.

            18           Q.    In general, were there any points

            19    that you --

            20           A.    There were points, but I don't

            21    remember the points at this time.

            22           Q.    Did you make any comments, did

            23    you give comments on preliminary or did you

            24    give comments on consent solicitation

            25    materials to anyone other than Mr. Lederman?







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             2           A.    Well, to Ben.  I talk to Ben

             3    occasionally about it.  I am not that

             4    involved, but I talk to him occasionally about

             5    what they are doing.

             6           Q.    Were these phone conversations?

             7           A.    Sometimes -- yes, on the phone a

             8    few times, meet him for a drink once in a

             9    while.

            10           Q.    How frequently have you spoken

            11    with Mr. LeBow since, let's say, early October

            12    concerning RJR?

            13           A.    Roughly, I don't know, perhaps

            14    once a week, maybe once every two weeks.

            15           Q.    Now, in your comments, the

            16    comments on the consent solicitation materials

            17    to Mr. LeBow, do you remember anything that

            18    you told him or he told you?

            19           A.    Well, I just make it plain again

            20    that, you know, that it's got to proceed that

            21    we are doing this, we get the same as every

            22    other shareholder.  That's my major theme with

            23    him, and the other thing, I just try to

            24    remember like on some of the points in the

            25    letter, I forgot what I told Lederman, I don't







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             2    know.

             3                 MR. STERN:  I'm going to mark,

             4           unless there is objection, in the

             5           interest of moving along as a single

             6           exhibit, documents that have been

             7           produced to us by counsel for Mr.

             8           Icahn.  For the record, the documents

             9           in the exhibit are I 294 to 338, I 200

            10           to 293.  I 185 to 190.  I 191 to 99.  I

            11           66 to 176 and I 1 through 60.

            12                 (Multipage document, bearing

            13                 production Nos. I 294 to 338, I

            14                 200 to 293, I 185 to 190, I 191

            15                 to 99, I 66 to 176 and I 1

            16                 through 60, marked Icahn Exhibit

            17                 9 for identification, as of this

            18                 date.)

            19           Q.    Mr. Icahn, we have placed that

            20    exhibit before you and I wonder if you could

            21    review that exhibit and tell me whether those

            22    are copies of preliminary consent solicitation

            23    materials drafted by the Brooke Group and

            24    provided to you and provided to your firm?

            25           A.    Well, as I say, whatever they







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             2    provide, I'm not sure what they are providing.

             3    I can look at all this, but I don't read --

             4    they send things over, I don't read them.  So

             5    it doesn't -- I mean, I could look at them,

             6    but I'm telling you I don't read it.

             7           Q.    Did Mr. Rubin read any of those

             8    materials, to your knowledge?

             9           A.    You would have to ask him.  I

            10    don't know.

            11           Q.    Do you remember receiving any of

            12    those materials?

            13           A.    I just don't know.

            14           Q.    If you had received those

            15    materials in the ordinary course of your

            16    practice --

            17           A.    We receive certain materials from

            18    him.  I'm not sure what it is, and we sent you

            19    what we did receive, I guess.  I read the

            20    letters, the different letters that were going

            21    out.  That's what I was interested in, so I

            22    just got the letters that were going out to

            23    the shareholders.

            24           Q.    There also came -- there were

            25    also points in time when you were interviewed







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             2    by members of the media with respect to this

             3    matter; is that correct?

             4           A.    Yes.  A couple of interviews, one

             5    or two, that was it.

             6           Q.    Did you discuss with Mr. LeBow in

             7    advance of those interviews what you would

             8    say?

             9           A.    I just don't recall.

            10           Q.    Do you remember any particular

            11    interviews?

            12           A.    I remember that we talked to The_

            13    Times and The Wall Street Journal when we

            14    first came out with this.

            15           Q.    What was your purpose in giving

            16    those interviews?

            17           A.    Well, the purpose was to tell the

            18    press what we were doing.  As you know, LeBow

            19    has a PR agent.  He is running the whole thing

            20    and he has got this George Sard, so they

            21    wanted me to come and meet him and that was

            22    about it.  I haven't talk to the press really

            23    since then.

            24           Q.    Mr. Sard arranged your

            25    interviews?







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             2           A.    Maybe I talked to the press once,

             3    you know, some magazine or whatever, but just

             4    recently.  Sard was one lunch we had, you

             5    know, the luncheon that he had a few of the

             6    newspapers come up, back a few months ago when

             7    we had our agreement we announced it.

             8           Q.    At the time --

             9           A.    Since then, I don't think I

            10    talked too much.  Maybe recently I talked to

            11    one magazine or something.

            12           Q.    At the time that you announced

            13    your agreement; is that correct?

            14           A.    I believe that's right.  Around

            15    then, in October, you know better than I,

            16    after we did our agreement, we made an

            17    announcement concerning it.

            18           Q.    Whenever that date happened?

            19           A.    Yes, whenever it was.

            20           Q.    And you met with, there was a

            21    lunch with Mr. Sard and with Mr. LeBow to

            22    discuss publicizing your agreement; is that

            23    correct?

            24           A.    I wouldn't call it a lunch to

            25    publicize it.  I think George Sard had a







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             1                        Icahn

             2    couple of people from the press come in for

             3    interviews and so we had a quick sandwich, not

             4    with them maybe, but maybe -- I don't recall.

             5    I remember having lunch up there.  You know,

             6    sandwich at the desk.

             7           Q.    "Up there" being?

             8           A.    George Sard.

             9           Q.    Did you have any, before meeting

            10    with members of the press, did you and Mr.

            11    Sard and Mr. LeBow discuss anything about the

            12    public relations strategy in this matter?

            13           A.    Yes.

            14           Q.    Who said what to whom on that?

            15           A.    I just don't recall.  I really

            16    don't recall the whole thing except vaguely

            17    that we met with the press.

            18           Q.    Do you recall expressing any

            19    views on the public relations strategy in this

            20    matter?

            21           A.    I don't think I expressed much.

            22           Q.    Do you remember anything that Mr.

            23    LeBow said?

            24           A.    With the press?  It was in the

            25    newspapers.







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             2           Q.    Prior to -- discussions

             3    concerning the strategy for publicizing this

             4    matter?

             5                 MR. ALTMAN:  Objection to form.

             6           A.    I just don't recall.

             7           Q.    Have you ever seen any reports in

             8    the press reporting disagreements between you

             9    and Mr. LeBow concerning RJR?

            10           A.    There was one.  I remember seeing

            11    that because I have them send me the press

            12    clippings.

            13           Q.    What publication was that, sir?

            14           A.    I don't recall.

            15           Q.    Who sends you the press

            16    clippings?

            17           A.    Well, we get them from a service,

            18    you know, we get them on different companies

            19    we are interested in, so we get them all on

            20    RJR.

            21           Q.    Is the name of that service

            22    Burrelle's?

            23           A.    Yes, yes.

            24                 MR. STERN:  I'm going to mark as

            25           the next exhibit, a document that was







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             1                        Icahn

             2           obtained by our firm from sources other

             3           than parties in this matter.

             4                 (News article marked Icahn

             5                 Exhibit 10 for identification, as

             6                 of this date.)

             7           Q.    Mr. Icahn, is this the news

             8    article that you referred to several moments

             9    ago?

            10           A.    Yes, yes.

            11           Q.    Have you ever heard of the

            12    Delaney Report?

            13           A.    I have heard of it.

            14           Q.    Have you ever spoken to any

            15    reporter associated with it?

            16           A.    No.

            17           Q.    What is the Delaney Report?

            18           A.    I don't know.  I have heard of

            19    it.  That's all I can tell you.

            20           Q.    Now the report quotes, if you go,

            21    I will direct your attention to the second

            22    paragraph which states, "Icahn, however, is

            23    beginning to bristle over LeBow's approach to

            24    the RJR-NHC spin-off.  Carl is not happy about

            25    how LeBow has been behaving.  He feels LeBow







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             1                        Icahn

             2    is simply looking out for LeBow first, last,

             3    and always.  That [LeBow] 'is more interested

             4    in feathering his own nest rather than having

             5    shareholders in mind,' said one source close

             6    to Icahn."

             7                 Is that a true statement?

             8           A.    No.

             9           Q.    Do you have any knowledge or

            10    information concerning any contacts between

            11    any of your associates and the Delaney Report?

            12           A.    No.

            13           Q.    Do you have any idea where the

            14    Delaney Report obtained the information

            15    reported in this article?

            16           A.    I have no idea.

            17           Q.    The article goes on to say,

            18    "'Carl will try to do things in a gentlemanly

            19    fashion, but he doesn't want to be pushed

            20    around by LeBow.  If push comes to shove, Carl

            21    will do things his own way,' said the source."

            22                 Is that an accurate statement?

            23           A.    Well, you know, it's a

            24    generically accurate statement.  I do things

            25    my own way, but I have had no conflicts with







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             2    Ben.

             3           Q.    Do you have any idea how the

             4    Delaney Report got that quote?

             5           A.    I have no idea.

             6           Q.    Did you discuss this report with

             7    anyone after you saw it?

             8           A.    In fact, the report, the way I

             9    got this thing now that I remember, it came on

            10    my desk with a note, it came from Bennett and

            11    there was a note on it, "I thought we loved

            12    each other," or something like that.  It was

            13    like a thing on it from Bennett.  That's how I

            14    got it, but I never even talked to Bennett

            15    about it.  He has been on a road show about

            16    this stuff, and he called me a few days later

            17    and I forgot about it.  I just don't know how

            18    they got it or where it came from.

            19           Q.    It's not true, so far as you are

            20    concerned?

            21           A.    Not true.  You know, I have no

            22    conflicts with Ben.  You know, just to

            23    reiterate it, sum it up, we can keep going

            24    over and over all afternoon or all evening,

            25    but all different iterations of this relating







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             2    to the spin-off and relating to Liggett, I

             3    mean, jogs my memory slightly.  You know, the

             4    numbers you just showed me, Rubin had those

             5    numbers with RJR-Liggett together or

             6    something, and each time I remember if he did

             7    show that to me, I remember several times

             8    talking to Bennett and saying, "Ben, you are

             9    not going to win this thing if you are going

            10    to do Liggett, if you are going to try to do

            11    it.  You are not going to win it."  I keep

            12    saying it to him and as you know from his own

            13    depositions, it was read to me, he is telling

            14    me and he says at his deposition that he told

            15    me that's it.  I'm just, I want to see the

            16    spin-off happen.  You know, that's what he

            17    wants to do and you know he says I want to win

            18    this precatory, I want to see the spin-off.

            19    We are not having any -- we are really not

            20    having any conflicts about it.

            21           Q.    Did there come a time when you

            22    discussed with Mr. LeBow or any of his

            23    colleagues any option transaction involving

            24    RJR, that is?

            25           A.    Excuse me?







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             2           Q.    Any transaction involving RJR

             3    options or an option on RJR stock?

             4           A.    An option for who?

             5           Q.    Just in general, did you ever

             6    discuss with Mr. LeBow a transaction?

             7           A.    Not that I recall.

             8           Q.    A transaction involving an RJR

             9    stock option?

            10           A.    Oh, you know, something with

            11    the -- at one point, they were talking about

            12    buying, they were going to get bigger in this

            13    in buying some options, and they mentioned

            14    that to me, you know, that I might buy some

            15    stock and give them some options or having, we

            16    talked about that a little.  There's not

            17    enough return for me.  I like to get bigger

            18    returns so we dropped it.

            19           Q.    You use the --

            20           A.    I remember discussing that with

            21    him.

            22           Q.    Who is the "they"?

            23           A.    Lorber, usually Howard Lorber is

            24    with LeBow and me when we are together.  He

            25    mentioned that, that they might want to do







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             2    options to get a bigger position, and I think

             3    they may be doing that, I don't know, but it

             4    wasn't enough return, so I wouldn't do it.

             5           Q.    Did he say -- when did you have

             6    that discussion?

             7           A.    Maybe a week ago or something,

             8    two weeks ago.

             9           Q.    Did he say why they would try to

            10    increase their position by means of an option

            11    as opposed to simply buying more stock?

            12           A.    What I remember is that they just

            13    said that they may be buying an option and I

            14    discussed it with Howard, but he is getting it

            15    at a good price it seems like, if he is

            16    getting it, and he said to me that.  I said

            17    well, you know, we have a lot of cash around,

            18    so I said well, maybe I would buy some.  I

            19    think there's very little downside on the

            20    stock, but, and do it, but then the returns

            21    weren't big enough, so I said you are getting

            22    a good price if you can do it the way you are

            23    doing it.

            24           Q.    Did he say what the price would

            25    be?







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             2           A.    I don't recall, but it wasn't

             3    enough return.  That's all I remember.

             4           Q.    Did he say how big an option he

             5    was looking for?

             6           A.    No.

             7           Q.    Did he say with whom he was

             8    discussing putting together the option

             9    transaction?

            10           A.    What?

            11           Q.    Did he say with whom he was

            12    discussing?

            13           A.    If he did, I don't recall.

            14           Q.    I just want the record to be

            15    clear, I think you indicated -- let me

            16    withdraw that and put it a different way.

            17                 With respect to the exhibit that

            18    we marked earlier which appeared to be a

            19    projection of some kind involving RJR and

            20    Liggett, did Mr. LeBow ever show you that

            21    document?

            22           A.    No.

            23           Q.    Have you --

            24           A.    I never saw that document.  If

            25    Rubin did mention it to me, it's possible he







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             2    did, and I seem to remember talking to Bennett

             3    and again Bennett would always say:  Hey, I

             4    just want to see the spin-off done.  And

             5    that's how we would end the discussion.

             6           Q.    Did Mr. LeBow ever discuss with

             7    you his, any strategic considerations or plans

             8    with respect to Liggett at all?

             9           A.    Not really, no.

            10           Q.    Did you ever discuss with him

            11    Liggett's business performance?

            12           A.    No.

            13           Q.    Did you have any discussions with

            14    Mr. LeBow concerning the subject of a possible

            15    Liggett-RJR combination that you have not

            16    testified about that you can recall?

            17           A.    I basically, to tell you -- we

            18    have had different discussions but I tell you

            19    the general theme is that I have told him time

            20    and again that if he is going to win this, he

            21    will win it in my opinion as long as he is not

            22    getting anything personally out of it.  That's

            23    the basic thing of it.

            24           Q.    Has he ever disagreed with that?

            25           A.    No.  I think that he is, I really







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             2    believe that he believes that.  I think he

             3    does.  I could be wrong, but I think he does.

             4           Q.    He never said anything to the

             5    contrary to you; is that correct?  I know what

             6    your belief is, sir.  I'm trying to establish

             7    whether he ever disagreed with the point of

             8    view that you have expressed?

             9           A.    What stands out in my mind is

            10    basically his agreement, his telling me that's

            11    what he is going to do.  That stands out.

            12    Could be conversations other than that, but

            13    basically that's what stands out.

            14           Q.    Did Mr. LeBow or any of his

            15    associates ever discuss the international

            16    tobacco market with you?

            17           A.    Not that I recall.

            18           Q.    Did he ever discuss with you, did

            19    he or any of his associates ever discuss with

            20    you a third wave of litigation in the context

            21    of discussing the spin-off?

            22           A.    Not that I recall.

            23           Q.    Did Mr. Rubin or any of your

            24    associates ever discuss that with you?

            25           A.    Not that I recall.







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             2           Q.    Did anyone, either internal,

             3    either in your firm or outside the firm, ever

             4    ask you whether you would be willing to do a

             5    billion dollar deal with respect to RJR?

             6           A.    Well, one time I talked about

             7    putting up a billion dollars, going bigger

             8    into it.  I do remember that saying we might

             9    get bigger.

            10           Q.    With whom did you discuss that?

            11           A.    I don't remember.  I'm trying to

            12    remember, but I can't.

            13           Q.    Did you ever discuss with anyone

            14    having companies on an A list?

            15           A.    Companies on -- no, I don't

            16    recall.

            17           Q.    Did you ever discuss with anyone

            18    concerning RJR a 20 percent hurdle rate for an

            19    acquisition?

            20           A.    I just don't recall.

            21           Q.    I'm going to show you again Icahn

            22    Exhibit 3.  I believe you have told me these

            23    are not your notes and you don't recognize the

            24    handwriting; is that correct?

            25           A.    That's correct.







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             1                        Icahn

             2           Q.    Let me ask you, if you would, to

             3    look at page I 853 and ask you if you would to

             4    focus on the first three lines of that page

             5    and ask you if that refreshes your

             6    recollection in any respect as to any

             7    discussion you might have had concerning RJR

             8    and the international tobacco market?

             9           A.    Does not.

            10           Q.    I'm going to ask you if you would

            11    to look at I 856 and look at that page as a

            12    whole, if you would, and ask you if it

            13    refreshes your recollection of discussing a

            14    third wave of litigation with anyone in the

            15    context of RJR?

            16           A.    Does not.

            17           Q.    Discussing Reemstma?

            18           A.    I don't know what that is.

            19           Q.    Well, there's testimony -- there

            20    has been testimony on the record in this case

            21    that there's a company called Reemstma which I

            22    believe is a German tobacco company that

            23    sometime had discussed RJR with Mr. LeBow.

            24    Does that refresh your recollection as to

            25    Reemstma?







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             1                        Icahn

             2           A.    No.

             3                 MR. ALTMAN:  Is it Reemstma or --

             4                 MR. STERN:  The spelling here I

             5           think is --

             6           A.    Were these papers discovered from

             7    us?

             8           Q.    Yes.

             9           A.    I don't recall.  It wasn't

            10    brought up to me, I don't recall in any event.

            11           Q.    The statement appears here, would

            12    you do a billion dollar deal.  Does that

            13    refresh your recollection in any way as to

            14    discussions --

            15           A.    No, it wasn't in that context

            16    that I remembered it.

            17           Q.    What context did you remember it

            18    in?

            19           A.    I remembered once discussing with

            20    LeBow about my putting in a billion.

            21           Q.    Did he ask you to put in a

            22    billion?

            23           A.    I just remember the number came

            24    up at one point, but, you know, that I might

            25    go bigger and that was one of the iterations







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             1                        Icahn

             2    of our discussion in that agreement.

             3           Q.    Do you remember when that was?

             4           A.    Sometime before we did the

             5    agreement.

             6           Q.    Let me ask you this.  Were there

             7    drafts of the agreement, of your agreements

             8    with Mr. LeBow?

             9           A.    I just had no part of that.  I

            10    didn't even read the thing.

            11           Q.    You don't know if there were

            12    drafts?

            13           A.    It might have been drafts, but I

            14    don't know.

            15           Q.    I'm not asking you --

            16           A.    I have to tell you, I don't

            17    recall.  I didn't even read the agreement.

            18    All I know is I negotiated it.

            19           Q.    That's fair enough.  Then there's

            20    the last two lines including the statement "20

            21    percent hurdle rate for acquisition"?

            22           A.    I just don't know what any of

            23    this means.

            24                 MR. STERN:  Why don't we go off

            25           the record for a moment.  I will review







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             1                        Icahn

             2           my notes and I think we can wrap it up

             3           fairly quickly.

             4                 (Recess taken.)

             5           Q.    If it were the fact that Mr.

             6    LeBow were, contrary to what he told you,

             7    still actively pursuing -- strike "still."

             8    Let me put a different question.

             9                 If it were the fact that Mr.

            10    LeBow, contrary to what he told you, were

            11    pursuing an effort to combine Liggett with

            12    RJR, would you still support him in the

            13    consent solicitation?

            14                 MR. ALTMAN:  I object to the form

            15           of the question.

            16           A.    In this, in the precatory?

            17           Q.    Yes.

            18           A.    In this precatory?

            19           Q.    Yes.

            20           A.    I am contractually obligated to

            21    support him in the precatory, I believe.

            22           Q.    And what about if the case were

            23    as I described, beyond the precatory, would

            24    you still support him?

            25                 MR. ALTMAN:  Objection to form.







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             1                        Icahn

             2           A.    I believe I am contractually

             3    obligated, but I will tell you that, explain

             4    what you mean when you say if he was pursuing;

             5    you are saying if he was pursuing a merger?

             6           Q.    If that were still an objective

             7    of Mr. LeBow's?

             8           A.    I would say in my opinion he

             9    would need a vote of the shareholders for any

            10    meaningful merger, and therefore how would he

            11    accomplish that vote?  That's the thing that

            12    enters my mind.  Unless it was a purchase of

            13    some type, but I think he would -- I mean, my

            14    reasoning in the whole thing and with him too,

            15    is that I believe that the company, and I told

            16    him this, will do the spin-off, because if I

            17    were to advise the company, if I were the

            18    company, they, you know, with all the pressure

            19    on them at this point and every institution

            20    really wants a spin-off, and I mean you have

            21    to want it.  You are in a business to make

            22    money, and the spin-off makes unbelievable

            23    sense, sort of like Texaco settling the

            24    bankruptcy, same thing, you have to do that.

            25                 I told that to Bennett, you know,







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             1                        Icahn

             2    if you go into this and you blow it, if you

             3    are thinking of doing something for yourself,

             4    you might lose it, but I really believe that

             5    the company is going to realize that even if,

             6    they are not going to want to go through the

             7    fight, if they go through the fight, even if

             8    they win it somehow, next year they are going

             9    to definitely face it again and lose it.  Next

            10    year somebody is going to come in for sure and

            11    do it.  So I think that, and I think Ben

            12    believes that, that there's going to be a

            13    point where they are going to do it.

            14           Q.    Do you have any understanding as

            15    to the company's -- do you know what the

            16    company's public position is as respects a

            17    spin-off transaction?

            18           A.    They said they are not going to

            19    do it.  That doesn't mean that the public

            20    position doesn't change.

            21           Q.    Did they say they weren't going

            22    to do it immediately or did they say that they

            23    would do it, that they intended to do it, at

            24    some point in the future but not now?

            25           A.    Yes, but I don't believe what







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             1                        Icahn

             2    they are saying.  I don't think they intend to

             3    ever do it unless they are forced to do it.

             4    In other words, I think if you get a big

             5    precatory and the institution is going to push

             6    them out or lose their position, they are only

             7    going to do it if they realize they are going

             8    to lose the company if they don't do it, and

             9    the point I see if they don't do it now they

            10    are going to lose it next year anyway.  Why go

            11    through a whole big proxy fight and possibly

            12    lose?  That's how I look at it as an

            13    investment.  I think it's going to be done.  I

            14    think the company doesn't want to do it,

            15    because why is it going to change next year?

            16    Why is it going to be better next year than

            17    this year?  Why is the litigation horizon

            18    going to change?

            19           Q.    Have you ever discussed with

            20    anyone whether or not the litigation that

            21    could arise from a spin-off transaction could

            22    injure the company?

            23           A.    Well, I discussed that, yes, I

            24    told you I discussed that.

            25           Q.    With Mr. LeBow; is that right?







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             2           A.    Well, I did discuss it with some

             3    of the lawyers at Milbank Tweed.

             4           Q.    With which lawyers?

             5           A.    As I recall, with Hirschfeld,

             6    Mike Hirschfeld.

             7           Q.    When did you discuss that with

             8    him?

             9           A.    I don't remember when, but we

            10    discussed the concept of hurting.  It's

            11    nonsense, how is it going to hurt the company.

            12    I'm not arguing.

            13           Q.    Did you discuss that with Mr.

            14    Hirschfeld before you reached your agreement

            15    with Mr. LeBow?

            16           A.    I think I did, but I don't

            17    recall.

            18           Q.    What did Mr. Hirschfeld say on

            19    the subject?

            20           A.    He believes it wouldn't.  He just

            21    believes there is absolutely no, not going to

            22    be any injunctions and that there's absolutely

            23    not a problem.

            24           Q.    Did he tell you why he believed

            25    that?







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             2           A.    Did he tell me why?

             3           Q.    Yes,

             4           A.    Because the tobacco litigants

             5    never won a case against, they never won a

             6    case against RJR.

             7           Q.    Did he say anything more than

             8    that?

             9           A.    I can't recall exactly.  We went

            10    through it.  They never won a case.

            11           Q.    Did you ever discuss that subject

            12    with anyone else?

            13           A.    My own attorneys, with Gordon

            14    Altman.

            15           Q.    I take it you had that, those

            16    discussions for purposes of obtaining legal

            17    advice from Gordon Altman; is that correct?

            18           A.    Excuse me?

            19           Q.    You had that discussion for

            20    purposes of obtaining legal advice from Gordon

            21    Altman?

            22           A.    Yes.

            23                 MR. STERN:  Am I correct that if

            24           I were to ask about the content of that

            25           discussion, I'm asking this to your







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             1                        Icahn

             2           counsel, that you would direct the

             3           witness not to answer on grounds of

             4           privilege?

             5                 MR. ALTMAN:  Yes.

             6           Q.    Mr. Icahn, you indicated earlier

             7    that your arrangements with LeBow included a

             8    20 percent participation in New Valley's

             9    profits; is that correct?

            10           A.    That's right.

            11           Q.    What are you bringing to the

            12    matter that in your mind makes that an

            13    appropriate level of compensation?

            14           A.    Why don't you ask the person

            15    paying me?

            16           Q.    Did you ask for more?

            17           A.    I don't recall.

            18           Q.    Did he offer more?

            19           A.    I really don't recall.

            20           Q.    What was said on the subject of

            21    why 20 percent as opposed to 25 percent?

            22           A.    He really wanted me in.  He

            23    wanted to have, in quotes, "an astute

            24    investor," that owned a lot of stock in it.

            25    He wanted me in.  But your question is







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             2    interesting, because why would he give me 50

             3    million if he really planned to merge it with

             4    Liggett?  That I can sort of agree with you.

             5    I think it's worth 20 percent of the profits

             6    having me in.  I don't think it's worth 50

             7    million if he intends to do the other deal.

             8           Q.    If I pursued that, your counsel

             9    would object correctly, asked and answered,

            10    but what --

            11                 MR. ALTMAN:  Well, at least asked

            12           and answered.

            13           A.    If you pursue it, it's all right

            14    with me.

            15           Q.    Did you have any other discussion

            16    as to the value of your agreement to Mr. LeBow

            17    other than what you've testified to?

            18           A.    I think there is a value that I'm

            19    involved.  I think he is right.  It's good

            20    that we have, going to everyone we have a huge

            21    position, not just there with a small

            22    position, that it's a meaningful position if

            23    we win, and I think that does help him and I

            24    think it's worth something and you have to

            25    remember that I'm not going to get much on the







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             1                        Icahn

             2    20 percent.  All the expenses are going to go

             3    off of it.  When you are through with the

             4    expenses and everything, it's going to be far

             5    less than a very meaningful -- well,

             6    meaningful is relative -- but it's not going

             7    to be a very big number I don't think because

             8    of all the expenses.

             9           Q.    Have you any estimate of what the

            10    20 percent stands to give you?

            11           A.    I never really went into an

            12    estimate of it.

            13           Q.    Do you have a --

            14           A.    I really don't, but I don't think

            15    it's going to be tremendous because of the

            16    expenses.

            17           Q.    Have you yourself contacted any

            18    RJR shareholders concerning the consent

            19    solicitation?

            20           A.    No.

            21           Q.    Any of your people?

            22           A.    No.

            23           Q.    Has Mr. LeBow discussed with you

            24    any shareholders he has contacted?

            25           A.    Yes.







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             2           Q.    Who?

             3           A.    He tells me he is doing very well

             4    with it.  He calls me from time to time and

             5    tells me everybody is going with him.

             6           Q.    Has he mentioned any names?

             7           A.    The only name mentioned was

             8    Michael Price because we read it in Barron's.


             9    He was quoted obviously you know, so that came

            10    up, but no one else that I can recall.

            11           Q.    And you have told me about your

            12    conversation about Mr. Price already; is that

            13    correct?

            14           A.    I told you about Price.  I never

            15    talked to him.  I don't know him, but I just

            16    told you that he mentioned him.

            17           Q.    Did you ever have any discussions

            18    with Mr. Lorber about a possible transaction

            19    involving RJR and Liggett?

            20           A.    I don't recall, except he is 98

            21    percent there when I am with LeBow, so

            22    obviously you have to take that when I am

            23    talking to Bennett, he is there talking with

            24    us, okay.

            25           Q.    I understood that Mr. Lorber has







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             1                        Icahn

             2    been present at a number of your conversations

             3    with Mr. LeBow?

             4           A.    Maybe 80 percent, not 98, but he

             5    is there most of the time.

             6           Q.    Have you had any discussions with

             7    anyone about whether or not New Valley is

             8    required to register under the Investment

             9    Company Act of 1940?

            10           A.    Yes, we have talked about that.

            11           Q.    Who did you talk to?

            12           A.    You know, again, I can't remember

            13    specific conversations but with Bennett and

            14    Lorber, we talked about that.

            15           Q.    When was the last time you had

            16    such a discussion?

            17           A.    Three weeks ago, a month ago,

            18    something like that.

            19           Q.    What did they say to you?

            20           A.    They said it's just going to be

            21    okay, there is not going to be a problem.

            22           Q.    Did they tell you why it wouldn't

            23    be a problem?

            24           A.    They went into certain things,

            25    I'm not a specialist in that area and I can't







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             1                        Icahn

             2    remember specific conversations.  I think that

             3    they are involved in real estate and enough

             4    that it's not a problem.

             5           Q.    Did they tell you what things

             6    they were going to do to prevent -- to avert

             7    any problem?

             8           A.    I didn't get into, they have told

             9    me, but I can't remember specifically.  We

            10    have had conversations about it and I can't

            11    remember exactly.  It's sort of complex stuff.

            12           Q.    Did they raise the subject with

            13    you or did you raise it with them in any of

            14    these conversations?

            15           A.    I raised it with them at one or

            16    two times because, you know, when we are doing

            17    this agreement, I wondered about that and I

            18    asked them about that, because obviously, you

            19    know, it's in the, you know, they have a thing

            20    they had a year to cure and they said they

            21    were going to cure it, and they explained it

            22    to me, but it's, you know, complicated and I

            23    just said okay.

            24           Q.    So to your knowledge, did they

            25    cure the problem?







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             1                        Icahn

             2           A.    They told me they did.

             3           Q.    Did you, did they discuss with

             4    you whether or not New Valley's purchases of

             5    RJR were related in any way to their

             6    Investment Company Act problem?

             7                 MR. WOLFSON:  Object to form.

             8                 MR. STERN:  I will put a

             9           different question.

            10           Q.    Did they discuss with you whether

            11    there was any connection between New Valley's

            12    purchases of RJR and the Investment Company

            13    Act situation?

            14           A.    Well, I think there was a

            15    relationship.  I think that if you have too

            16    much stock obviously as a percentage it's an

            17    investment company issue, but they said they

            18    cured the problem.

            19           Q.    Do you know what percentage of

            20    New Valley's assets are comprised of stock?

            21           A.    I don't recall.

            22           Q.    Did you discuss with Mr. LeBow

            23    the setting of February 15th as a deadline by

            24    which to submit consents?

            25           A.    No, they told me they were going







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             1                        Icahn

             2    to put that date.  I didn't get into the

             3    reasoning.  They just said they were going to

             4    do it.  They said you know we are doing real

             5    well and why not.

             6           Q.    Who told you that?

             7           A.    I don't remember which one.

             8           Q.    Is it Mr. LeBow or Mr. Lorber?

             9           A.    I think it was LeBow, but I don't

            10    remember.

            11           Q.    When did he tell you that?

            12           A.    Whenever they decided to do that,

            13    I think they told me.  Maybe not when they

            14    did, but they told me they were doing it.

            15           Q.    Was that before it was publicly

            16    announced?

            17           A.    I don't recall.

            18           Q.    Again, other than what you told

            19    me, do you remember them giving you any

            20    reasons why they were doing that?

            21           A.    Not other than what I told you.

            22                 MR. STERN:  At this time we have

            23           no further questions of Mr. Icahn.  We

            24           reserve our rights to recall him for

            25           further deposition should developments







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             1                        Icahn

             2           in this matter warrant.

             3                 (Time noted:  5:40 P.M.)

             4                 __________________________

             5                 Carl I. Icahn

             6    Subscribed and sworn to

             7    before me this______day

             8    of_________________1996.

             9

            10

            11

            12

            13

            14

            15

            16

            17

            18

            19

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            21

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             1

             2
                                  C E R T I F I C A T E
                                  _ _ _ _ _ _ _ _ _ _ _
             3
                  STATE OF NEW YORK     )
             4                          )  ss.:
                  COUNTY OF NEW YORK    )
             5
                               I, DONNA BRUNCK, a Certified
             6
                         Shorthand Reporter and Notary Public within
             7
                         and for the State of New York, do hereby
             8
                         certify:
             9
                               That I reported the proceedings in
            10
                         the within-entitled matter, and that the
            11
                         within transcript is a true record of
            12
                         such proceedings.
            13
                               I further certify that I am not
            14
                         related, by blood or marriage, to any of
            15
                         the parties in this matter and that I am
            16
                         in no way interested in the outcome of
            17
                         this matter.
            18
                               IN WITNESS WHEREOF, I have hereunto
            19
                         set my hand this__26th__day of_January,
            20
                         1996.
            21
                                        __________________________
            22                             DONNA BRUNCK, CSR

            23

            24

            25







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             1

             2    January 25, 1996
                                      I N D E X
                                      _ _ _ _ _
             3    WITNESS                                       PAGE
                  _______                                       ____
                  CARL C. ICAHN
             4           Examination by Mr. Stern                4
                                   E X H I B I T S
                                   _ _ _ _ _ _ _ _
             5    ICAHN
                  -----
                  FOR_IDENTIFICATION                            PAGE
                  ___ ______________                            ____
             6    1      Copy of ledger sheets, bearing
                         production Nos. I 342 through
             7           I 345                                  19

             8    2      Group of documents                     31

             9    3      Pages of handwritten notes,
                         bearing production Nos. I 851
            10           through I 856, I 1205 and
                         I 1080 and I 1081                      45
            11
                  4      Group of documents, bearing
            12           production Nos. I 355 to 356,
                         349 to 350, 351 to 52, 353 to
            13           354, 346 to 348 and 339                57

            14    5      Document, bearing production
                         Nos. I 695 through I 779               75
            15
                  6      Copy of consent solicitation
            16           statement disseminated by
                         Brooke Group Ltd.                     110
            17
                  7      Group of loose papers, bearing
            18           production Nos. I 787 to 806
                         and I 1111                            122
            19
                  8      Single-page document, bearing
            20           production Nos. I 1110                129

            21    9      Multipage document, bearing
                         production Nos. I 294 to 338,
            22           I 200 to 293, I 185 to 190, I 191
                         to 99, I 66 to 176 and I 1 through
            23           60                                    134

            24    10     News article                          140

            25







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                                                                    1

==============================================================================
In The Matter Of:

                       RJR NABISCO HOLDINGS CORP. v.
                          BENNETT S. LEBOW et al.

                             ----------------

                            ROUBEN V. CHAKALIAN
                         Vol. 1, January 24, 1996

                             ----------------

                          CLASSIC REPORTING, INC.
                            13 WEST 36th STREET
                            NEW YORK, NY 10018
                              (212) 268-2590

                   Original File rc012496.asc, 216 Pages
               Min-U-Script[Registered] File ID: 0032776428

          Word Index included with this Min-U-Script[Registered]

==============================================================================

==============================================================================
                    IN THE UNITED STATES DISTRICT COURT

                 FOR THE MIDDLE DISTRICT OF NORTH CAROLINA

                  -------------------------------------x
                                                       :
                  RJR NABISCO HOLDINGS CORP.,          :
                                                       :
                                     Plaintiff,        :
                                                       :
                               -against-               : 6:95CV00812
                                                       :
                  BENNETT S. LEBOW, BROOKE GROUP LTD., :
                  And CARL C. ICAHN,                   :
                                                       :
                                     Defendants.       :
                                                       :
                  -------------------------------------x

                                     January 24, 1996
                                     9:40 A.M.

                               Deposition of ROUBEN V. CHAKALIAN

                  taken by plaintiff pursuant to subpoena, at

                  the law offices of Wachtell Lipton Rosen &

                  Katz, 51 West 52nd Street, New York, New York

                  10019, before Donna Brunck, a Certified

                  Shorthand Reporter and Notary Public within

                  and for the State of New York.



















                     CLASSIC REPORTING, INC. (212) 268-2590

                                                                    2


             1

             2    A P P E A R A N C E S:

             3           WACHTELL LIPTON ROSEN & KATZ
                               Attorneys for Plaintiff
             4                 51 West 52nd Street
                               New York, New York 10019
             5
                         BY:   WARREN L. STERN, ESQ.
             6                       -and-
                         WOMBLE CARLYLE SANDRIDGE & RICE
             7                 3300 One First Union Center
                               301 South College Street
             8                 Charlotte, North Carolina 28202-6025

             9           BY:   WILLIAM C. RAPER, ESQ.

            10
                         MILBANK, TWEED, HADLEY & McCLOY
            11                 Attorneys for Defendants
                               and the Witness
            12                 1 Chase Manhattan Plaza
                               New York, New York 10005-1413
            13
                         BY:   TONI C. LICHSTEIN, ESQ.
            14

            15

            16

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             1

             2                 IT IS HEREBY STIPULATED AND AGREED by

             3    and among the attorneys for the respective parties

             4    herein that the sealing, filing and certification

             5    of the within deposition be waived; that such

             6    deposition may be signed and sworn to before any

             7    officer authorized to administer an oath, with the

             8    same force and effect as if signed and sworn to

             9    before a judge of this court.

            10                 IT IS FURTHER STIPULATED AND AGREED

            11    that all objections, except as to the form, are

            12    reserved to the time of the trial.

            13

            14

            15

            16

            17

            18

            19

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            25







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             1                      Chakalian

             2    R O U B E N   V.   C H A K A L I A N,

             3           having been first duly sworn by the

             4           Notary Public (Donna Brunck), was

             5           examined and testified as follows:

             6    EXAMINATION BY MR. STERN:

             7           Q.    Mr. Chakalian, have you had your

             8    deposition taken before?

             9           A.    Yes.

            10           Q.    How many times?

            11           A.    In this country?  Twice.

            12           Q.    And abroad?

            13           A.    Four, five, six times, I don't

            14    remember.

            15           Q.    Focusing on the depositions in

            16    this country, were those taken in cases in

            17    which you were a party personally?

            18           A.    No.

            19           Q.    When were they taken?

            20                 MS. LICHSTEIN:  I'm going to

            21           object on the grounds of relevance.  I

            22           don't see why the names of cases in

            23           which Mr. Chakalian gave deposition

            24           testimony has any conceivable relevance

            25           or can lead to the discovery of







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             1                      Chakalian

             2           admissible evidence.  I think you are

             3           engaging in a fishing expedition, and I

             4           would caution you that it would be I

             5           believe appropriate for you to stay

             6           within the parameters of Wachtel's

             7           application for expedited discovery in

             8           the courts.

             9                 MR. STERN:  I'm going to stand on

            10           my question.

            11           Q.    When were the depositions taken?

            12           A.    The last one about eight to 12

            13    months ago.

            14           Q.    And when was the first one?

            15           A.    Probably three, four years ago.

            16           Q.    Were these depositions taken in

            17    connection with Liggett?

            18           A.    One with Liggett.

            19           Q.    In a general way, what did the

            20    litigation involving Liggett concern?

            21                 MS. LICHSTEIN:  I object to the

            22           form on the grounds that I have

            23           previously expressed.

            24                 You may answer, if you can.

            25           A.    It was company-related.  It was a







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             1                      Chakalian

             2    breach of contract.  Both were basically

             3    breach of contract situations with

             4    distributors.

             5           Q.    Which company was concerned in

             6    the deposition that was taken three or four

             7    years ago?

             8           A.    Three, four years ago.

             9           Q.    How did your deposition come to

            10    be taken?

            11                 MS. LICHSTEIN:  Objection to

            12           form.  I assume it was noticed or

            13           subpoenaed.  Move on.

            14           Q.    Could you answer the question,

            15    please?

            16           A.    One was at Liggett.  One was at

            17    Heublein.

            18                 MR. RAPER:  For the record, would

            19           you note whenever counsel confers with

            20           the witness, please.

            21           Q.    You said there were several

            22    depositions taken abroad.  Was that one

            23    country or more than one country?

            24           A.    Three countries.

            25           Q.    Which countries?







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             1                      Chakalian

             2           A.    One was an arbitration -- one was

             3    in Paris, France.  One was in Switzerland and

             4    one was in Beirut.

             5           Q.    And when were those depositions

             6    taken?

             7           A.    I don't remember the dates.

             8           Q.    Did they concern Liggett?

             9           A.    No, RJ Reynolds.

            10           Q.    Have you ever been a defendant

            11    personally in any case?

            12           A.    Personally?  No.

            13           Q.    Would you state the date and

            14    place of your birth, please?

            15           A.    December 23, 1935, Shanghai,

            16    China.

            17                 MS. LICHSTEIN:  Mr. Stern, come,

            18           come.  I do not know why the place of

            19           Mr. Chakalian's birth has any

            20           conceivable relevance other than an

            21           absurd fishing expedition that you seem

            22           determined to be engaged in.

            23                 MR. STERN:  Ms. Lichstein, you

            24           are attempting to turn this deposition

            25           into a farce.







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             1                      Chakalian

             2                 MS. LICHSTEIN:  No, no, you are.

             3                 MR. STERN:  Stop this talking.

             4                 MS. LICHSTEIN:  You are by your

             5           questioning, sir.

             6                 MR. STERN:  Excuse me one second.

             7                 (Discussion held off the record)

             8           Q.    Mr. --

             9                 MS. LICHSTEIN:  Could you please

            10           wait for the witness to sit down.

            11                 MR. STERN:  I will be happy to.

            12           The witness nodded at me so I thought

            13           he was ready.

            14                 THE WITNESS:  I did.

            15           Q.    Mr. Chakalian, were you raised in

            16    Shanghai?

            17                 MS. LICHSTEIN:  Same objection.

            18           A.    Until the age of 10, yes.

            19           Q.    Then where did you go?

            20                 MS. LICHSTEIN:  Same objection.

            21           A.    San Francisco.

            22           Q.    Did you live in San Francisco

            23    until college?

            24                 MS. LICHSTEIN:  Same objection.

            25           A.    Through, yes, through college.







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             1                      Chakalian

             2           Q.    Where did you go to college?

             3           A.    University of San Francisco.

             4           Q.    Did you receive a degree?

             5           A.    Yes, sir.

             6           Q.    What degree was that?

             7           A.    B.S., B.S. in foreign trade

             8    business.

             9           Q.    What year was that?

            10           A.    International, '56.

            11           Q.    Did you receive any further

            12    education?

            13           A.    My MBA.

            14           Q.    Where did you get that?

            15           A.    Golden Gate University, San

            16    Francisco, I think it was '61, '62.  I don't

            17    remember.

            18           Q.    Any other formal education?

            19           A.    Formal, no, that's it.

            20           Q.    What was your first full-time

            21    employment?

            22           A.    The United States Army.

            23           Q.    What years were you in the army?

            24           A.    When I graduated, '56, '57, '58.

            25           Q.    Were you discharged from the army







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             1                      Chakalian

             2    in '58?

             3           A.    Yes, July '58.

             4           Q.    I assume that was an honorable

             5    discharge?

             6           A.    Yes, I was an officer.

             7           Q.    What rank did you hold?

             8           A.    I left as a first lieutenant and

             9    the reserves as a captain.

            10           Q.    What was your first full-time

            11    employment after the army?

            12           A.    After the army, you are making me

            13    dig here.  I had several small jobs in the San

            14    Francisco Bay area.  My first real job was

            15    with Leslie Salt Company.

            16           Q.    Leslie?

            17           A.    Leslie Salt.

            18           Q.    Company?

            19           A.    Slash Spice Islands.

            20           Q.    What years were you there?

            21           A.    When was the Nixon-Kennedy

            22    debate?  '59?

            23           Q.    So you were there for one year?

            24           A.    No, no, I was there for nine

            25    years.  I thought you asked me when I started.







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             1                      Chakalian

             2           Q.    What was your term of employment

             3    at Leslie Salt?

             4           A.    What do you mean by term of

             5    employment?

             6           Q.    The years you were employed.

             7           A.    I was employed there until I,

             8    until 1968, I believe.  '69, '68.

             9           Q.    What were your responsibilities

            10    there?

            11           A.    I was, I started as a street

            12    salesman and then I left as director of

            13    international sales, international -- director

            14    of international.

            15           Q.    What was the business of this

            16    company?

            17           A.    Production of salt and gourmet

            18    spices.

            19           Q.    What was your next job?

            20           A.    Philip Morris.

            21           Q.    That started in 1968?

            22           A.    '68 or '69, somewhere in there.

            23           Q.    How long were you employed at

            24    Philip Morris?

            25           A.    Couple of years.  In Lucerne,







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             1                      Chakalian

             2    Switzerland.

             3           Q.    What were your duties there?

             4           A.    I opened Eastern Europe for them.

             5    I was the first -- I ran Eastern Europe.

             6           Q.    Was that in the tobacco business?

             7           A.    Yes, sir.

             8           Q.    When did you leave Philip Morris?

             9           A.    1971, I guess.

            10                 I should have brought my resume.

            11           Q.    Where did you go next?

            12           A.    I went for a year to Liggett

            13    Myers in Brussels.

            14           Q.    What did you do there?

            15           A.    Director of what the -- I was

            16    director of marketing.

            17           Q.    How long were you there?

            18           A.    A year.

            19           Q.    What happened next?

            20           A.    RJ Reynolds, Geneva.

            21           Q.    How long were you at RJ Reynolds?

            22           A.    From '72 through '80, in the

            23    tobacco through '86.  Then I went to Heublein.

            24           Q.    What were your responsibilities

            25    between '72 and 1980 in a general way?







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             1                      Chakalian

             2                 MS. LICHSTEIN:  And 1980, excuse

             3           me.

             4           Q.    Between 1972 and 1980, you --

             5           A.    '72 and '80?

             6           Q.    Maybe I misunderstood a prior,

             7    your answer.  Why don't you tell me what your

             8    responsibilities were while you were at RJR.

             9           A.    Starting with?

            10           Q.    New question.

            11           A.    I was there from '72 to end of

            12    '86.

            13           Q.    Right.

            14           A.    Okay, I was brought in as trade

            15    development manager.  Then I got, I don't

            16    remember all the titles, trade development

            17    manager.  Then I got Eastern Europe.  Then I

            18    got U.S. military.  I was director then.  Then

            19    I got Scandinavia.  In '76, I was made vice

            20    president.  At that time, I had area one, what

            21    did I have?  '76 I became vice president for a

            22    portion of Europe.  You want --

            23           Q.    I'm not asking you to recall each

            24    and every title.  I'm asking you for a general

            25    description of your responsibilities during







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             1                      Chakalian

             2    the period while you were at RJR?

             3           A.    Okay, I ran markets.  I was

             4    responsible for sales and profitability of

             5    various markets and during the course between

             6    '72 and '86, there were a sundry of markets,

             7    many different markets added, deleted, areas,

             8    hemispheres.

             9           Q.    This business concerned tobacco;

            10    is that right?

            11           A.    No.  No.  In 1981 through '83,

            12    October '81 to December '83, I was named

            13    president of Delmonte.  It was an RJR company,

            14    president of Delmonte in London.

            15           Q.    Other than the time that you were

            16    working with Delmonte, am I correct in

            17    understanding that the products which you were

            18    responsible, that is, the marketing

            19    responsibilities were tobacco products; is

            20    that right?

            21           A.    That's right.

            22           Q.    Then at some point as you

            23    testified, you assumed responsibilities

            24    relating to Delmonte?

            25           A.    Yes.







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             1                      Chakalian

             2           Q.    For the record, what are

             3    Delmonte's products?

             4                 MS. LICHSTEIN:  I object to the

             5           form.  Are you asking as of today or in

             6           1981 to 1983?

             7           Q.    At the time that you were

             8    associated with Delmonte?

             9           A.    Canned goods, juices, vegetables,

            10    fruits and juices.

            11           Q.    What year did you move from

            12    Delmonte?

            13           A.    I left in December of 1983.

            14           Q.    But you were still within the RJR

            15    organization at that time?

            16           A.    Yes, yes.

            17           Q.    What did you do after December of

            18    1983?

            19           A.    I moved to Winston-Salem, North

            20    Carolina.

            21           Q.    What did you do there?

            22           A.    I became executive vice president

            23    of the international company.

            24           Q.    The international.  Did that

            25    include Delmonte?







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             1                      Chakalian

             2           A.    No, sir.

             3           Q.    What was the business of the

             4    international company?

             5           A.    Tobacco only.

             6           Q.    How long did you hold that

             7    position?

             8           A.    Three years.

             9           Q.    Then what happened?

            10           A.    And then I was transferred to

            11    Heublein by RJR.

            12           Q.    Was Heublein affiliated with RJR?

            13           A.    By RJR, yes.

            14           Q.    Was it owned by RJR at the time?

            15           A.    Yes.

            16           Q.    What was the business of

            17    Heublein?

            18           A.    Spirits and wines.

            19           Q.    How long were you there?

            20           A.    RJR sold the company about six,

            21    seven months into it, I believe.  I forget the

            22    exact timing.

            23           Q.    What was your position at

            24    Heublein?

            25           A.    Senior vice president fine wines.







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             1                      Chakalian

             2    Best job in the world.

             3           Q.    Did you stay with the company

             4    after its sale?

             5           A.    Yes, I stayed with Grand Met for

             6    a couple years.

             7           Q.    I take it RJR sold Heublein to

             8    Grand Met; is that accurate?

             9           A.    Yes.

            10           Q.    How long were you at Grand Met?

            11           A.    Couple of years.

            12           Q.    What was your position there?

            13           A.    Senior vice president of fine

            14    wines.

            15           Q.    Did there come a time when you

            16    left Grand Met?

            17           A.    Pardon me?

            18           Q.    Did there come a time when you

            19    left Grand Met and took another job?

            20           A.    Yes.

            21           Q.    When was that?

            22           A.    Somewhere in '89, I believe.

            23    '89, '90.

            24           Q.    What did you do?

            25           A.    I was the associate dean at the







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             1                      Chakalian

             2    business school at San Francisco State

             3    University.

             4           Q.    Do you still hold that position

             5    today?

             6           A.    No.

             7           Q.    Was that a full-time occupation?

             8           A.    Yes.

             9           Q.    How long did you have that job?

            10           A.    About two years.

            11           Q.    And then what did you do?

            12           A.    Then I went to work as a

            13    consultant to Liggett.

            14           Q.    Did you have an academic

            15    specialty while you were associate dean at the

            16    business school?

            17                 MS. LICHSTEIN:  I object to the

            18           form.

            19           Q.    Did you teach?

            20           A.    I taught three classes.

            21           Q.    What did you teach, what

            22    subjects?

            23           A.    International trade, how to do

            24    business in Europe, Asia and one overall

            25    international trade, those are the three







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             1                      Chakalian

             2    classes I taught.

             3           Q.    How did you become -- who engaged

             4    you to become a consultant to Liggett?

             5           A.    Ben LeBow.

             6           Q.    When did you meet Mr. LeBow for

             7    the first time?

             8                 MS. LICHSTEIN:  Again, I object

             9           to the form on the grounds of

            10           relevance.  We don't even have a year,

            11           but assuming we are back in 1991, I

            12           don't understand how there is any

            13           conceivable relevance as to how this

            14           witness met Mr. LeBow whenever he

            15           indeed did meet him.

            16           Q.    When did you meet Mr. LeBow?

            17           A.    I think it was the fall of 1990

            18    for the first time.

            19           Q.    How did you come to meet him?

            20                 MS. LICHSTEIN:  Same objection.

            21           A.    I was called by a New York

            22    headhunter and asked if I would be interested

            23    in a position to run an international

            24    department i.e., Russia.

            25           Q.    Was this an international







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             1                      Chakalian

             2    department for Liggett?

             3                 MS. LICHSTEIN:  I object to the

             4           form.

             5           A.    I don't recall at this time.

             6           Q.    Do you remember who the

             7    headhunter was?

             8                 MS. LICHSTEIN:  I object to the

             9           form.  No relevance.  The question is

            10           does he remember who the headhunter was

            11           in 1991 who told him that there was a

            12           potential job acting as a consultant to

            13           an international department.

            14           A.    Handy Associates, I believe.

            15           Q.    Sorry?

            16           A.    Handy Associates.

            17           Q.    Did this contact from the

            18    headhunter lead up to your first meeting with

            19    Mr. LeBow?

            20           A.    Yes.

            21           Q.    What did you and Mr. LeBow

            22    discuss at this initial meeting?

            23                 MS. LICHSTEIN:  Same objection.

            24           A.    Basically the concepts of doing

            25    business in Russia.  That was his main thrust.







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             1                      Chakalian

             2    That was the main thrust.

             3           Q.    Was this meeting in 1990?

             4                 MS. LICHSTEIN:  I object to the

             5           form.

             6           A.    Yes, as I said, fall of 1990.

             7           Q.    Did Mr. LeBow offer you any

             8    employment at or as a result of this meeting?

             9                 MS. LICHSTEIN:  I object to the

            10           form.  Are you deeming consultancy to

            11           be employment?

            12                 MR. STERN:  Yes.

            13           A.    Eventually, yes.

            14           Q.    When did that happen?

            15           A.    Early in '91.

            16           Q.    And what arrangement did Mr.

            17    LeBow offer to you?

            18           A.    Consultancy job.

            19           Q.    Did you eventually enter into a

            20    consulting agreement with Mr. LeBow?

            21           A.    Yes, I did.

            22                 MS. LICHSTEIN:  Excuse me, is the

            23           question with Mr. LeBow or with

            24           Liggett?

            25                 MR. STERN:  That's a fair







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             1                      Chakalian

             2           objection.

             3           Q.    Was the consulting agreement with

             4    Mr. LeBow or Liggett?

             5           A.    I don't recall right now.

             6           Q.    Was it a written agreement?

             7           A.    Pardon me?

             8           Q.    Was it a written agreement or --

             9           A.    Yes, it was.

            10           Q.    -- oral understanding?

            11    Did it have a term of years?

            12           A.    Two years.

            13           Q.    What was the scope of the

            14    engagement?

            15           A.    You want to ask that another way?

            16           Q.    What were your responsibilities

            17    under the consulting agreement?

            18           A.    My responsibilities were to

            19    travel to Russia once a month for 10 days and

            20    to run the Russian factory.  We had a Russian,

            21    he had bought -- they had owned a Russian

            22    factory -- actually, to run the Russian

            23    factory, to do the joint venture agreement,

            24    to, you know.

            25           Q.    A joint venture agreement







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             1                      Chakalian

             2    relating to the Russian operation?

             3           A.    Yes, the Russian operation.

             4           Q.    This is a Russian operation which

             5    was owned by Liggett; is that right?

             6           A.    Yes, by Liggett.

             7           Q.    And you --

             8           A.    By Brooke Group actually.

             9           Q.    By Brooke Group?

            10           A.    Yes, sir.

            11           Q.    What was the relationship at the

            12    time between Brooke Group and Mr. LeBow?

            13                 MS. LICHSTEIN:  I object to the

            14           form?

            15           A.    I don't know.

            16           Q.    Was Mr. LeBow the chairman or

            17    chief executive officer of Brooke Group, to

            18    your understanding?

            19                 MS. LICHSTEIN:  I object to the

            20           form.

            21           A.    Yes.

            22           Q.    How long did this arrangement

            23    that you have described last?

            24                 MS. LICHSTEIN:  By arrangement,

            25           do you mean consultancy?







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             1                      Chakalian

             2                 MR. STERN:  Yes, the consulting

             3           agreement involving the travel to

             4           Russia and the involvement?

             5           A.    As I told you earlier, two years.

             6           Q.    During that time, were you

             7    employed elsewhere?

             8           A.    No.

             9           Q.    Did you have any other employment

            10    during the two years in which you were

            11    performing your consulting agreement with

            12    Brooke Group or Mr. LeBow?

            13           A.    What do you mean by employment?

            14           Q.    Did you have any other jobs?

            15           A.    What do you mean by other jobs?

            16           Q.    Were you receiving compensation

            17    from other sources?

            18           A.    Yes.

            19           Q.    From whom?

            20           A.    From a couple of start-up

            21    companies in the San Francisco Bay area.

            22           Q.    Were you consultants to those

            23    companies as well?

            24           A.    Yes.

            25           Q.    Were you a consultant to those







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             2    companies?

             3           A.    Yes.

             4           Q.    What were the names of those

             5    companies?

             6           A.    God, they were --

             7                 MS. LICHSTEIN:  Whoa, wait.  Just

             8           one second.  To the extent Mr. Stern is

             9           asking you to disclose information

            10           which may be proprietary confidential

            11           information belonging to the companies

            12           from which you rendered those

            13           consulting services, I would admonish

            14           you that I don't think that Mr. Stern

            15           would expect you to violate the terms

            16           of any confidentiality agreements, if

            17           any exist, I don't know.

            18           Q.    Let me ask you if you are

            19    precluded by any confidentiality agreement

            20    from disclosing the names of those companies?

            21           A.    No.

            22           Q.    What are the names of the

            23    companies?

            24           A.    I don't remember.  Couple of my

            25    students' start-up companies.  Chang & Chin







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             1                      Chakalian

             2    was one of them.  I'm honest.  Chang & Chin

             3    and the other one was the Vietnamese Boy,

             4    Midang.  My compensation was $1.  They paid

             5    for my bridge toll.

             6           Q.    I hope they did well.

             7           A.    One of them did.

             8           Q.    Going back to your engagement by

             9    Brooke Group or by Mr. LeBow, what happened

            10    after the two years that that consulting

            11    arrangement lasted?

            12           A.    I left.

            13           Q.    What year would that have been?

            14           A.    '91, '92, '93, January of '93, I

            15    believe.

            16           Q.    What did you do then?

            17           A.    Played with my grandkids.

            18           Q.    How long did that -- should I

            19    take that to mean that you were, in effect,

            20    retired during that period?

            21           A.    Yes.

            22           Q.    How long did that period of

            23    retirement last?

            24           A.    Three months, four months.

            25           Q.    And then what did you do?







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             1                      Chakalian

             2           A.    Then I was asked to come back by

             3    Mr. LeBow to be co-CEO of Liggett.

             4           Q.    Who was the other co-CEO?

             5           A.    Mr. Richard Resseler and Mr.

             6    LeBow.

             7           Q.    I assume you accepted Mr. LeBow's

             8    invitation; is that correct?

             9           A.    Yes, I did.

            10           Q.    That was in 1993?

            11           A.    Yes, spring of '93.

            12           Q.    What did Mr. LeBow tell you that

            13    he wanted you to do as co-CEO of Liggett?

            14           A.    Basically run the company and

            15    find a new CEO.

            16           Q.    So it was understood that this

            17    was an interim arrangement; is that correct?

            18           A.    I was on a consulting

            19    arrangement.

            20           Q.    How long did this arrangement

            21    last?

            22                 MS. LICHSTEIN:  I object to the

            23           form.

            24           A.    Three or four months.

            25           Q.    Then what happened?







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             1                      Chakalian

             2           A.    Then the new CEO was hired.

             3           Q.    Who was that?

             4           A.    Ed Horrigan, Mr. Ed Horrigan.

             5           Q.    I didn't hear the last part, Ed

             6    Horrigan?

             7           A.    Ed Horrigan.  Edward A. Horrigan.

             8           Q.    What did you do once Mr. Horrigan

             9    was hired?

            10           A.    I became a consultant again, to

            11    him.

            12           Q.    To Mr. Horrigan?

            13           A.    To Liggett.

            14           Q.    On what matters -- how long did

            15    this consulting, did this phase of the

            16    consulting relationship last?

            17           A.    Until I became the CEO.

            18           Q.    When was that?

            19           A.    '94, June, I believe.

            20           Q.    Did you replace Mr. Horrigan?

            21           A.    Yes, I did.

            22           Q.    During this phase of the

            23    consulting period, that is while Mr. Horrigan

            24    was CEO, about what matters did you consult?

            25           A.    Variety.







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             1                      Chakalian

             2           Q.    Did you consult on any proposals

             3    for the sale of Liggett?

             4                 MS. LICHSTEIN:  Object to the

             5           form.  I don't know, Mr. Stern, how

             6           this has any conceivable relevance to

             7           the issues encompassed by Wachtel's

             8           application to the court for expedited

             9           discovery and the order of the court.

            10           As you well recall, the witness is here

            11           today as a potential director nominee

            12           to testify about what, if anything, Mr.

            13           LeBow told him about future plans

            14           regarding Reynolds.  I have heard not

            15           one word that has absolutely anything

            16           to do with that.

            17                 MR. STERN:  I will stand on my

            18           question.

            19           A.    Repeat it.

            20           Q.    Did the variety of matters on

            21    which you consulted during the period when Mr.

            22    Horrigan was CEO include any matters relating

            23    to the possible sale of Liggett?

            24                 MS. LICHSTEIN:  Same objection.

            25           A.    I don't recall.







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             1                      Chakalian

             2           Q.    I believe you told me that you

             3    became CEO in June 1994; is that correct?

             4           A.    I believe so, yes.

             5           Q.    Have you held that position

             6    continuously since then?

             7           A.    Since.

             8           Q.    What are your duties as chief

             9    executive officer?

            10           A.    Get yourself a business book and

            11    look up what the CEO does.

            12           Q.    Well, do you have any particular

            13    duties as chief executive officer?

            14           A.    I run the company.

            15           Q.    To whom do you report?

            16           A.    I believe to Mr. LeBow.

            17           Q.    Does Liggett have a board of

            18    directors?

            19           A.    Yes, it does.

            20           Q.    Do you report to the board?

            21           A.    I am the chairman of the board.

            22           Q.    When did you become chairman?

            23           A.    I guess a few months after CEO.

            24           Q.    Does the board meet regularly?

            25           A.    No.







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             2                 MS. LICHSTEIN:  I object to the

             3           form.

             4                 MR. RAPER:  I apologize, what was

             5           the answer to that question?

             6           A.    No.

             7           Q.    When it does meet, are minutes

             8    maintained at its meetings?

             9           A.    I don't know.

            10           Q.    Has there ever been any

            11    discussion of RJR at any meeting of the board

            12    of directors of Liggett Corporation?

            13           A.    No.

            14                 MS. LICHSTEIN:  I assume you mean

            15           during that period of time that he has

            16           been on the board.

            17                 MR. STERN:  Yes.

            18           Q.    How long have you been on the

            19    board?

            20           A.    Since '93 -- '94, I believe.

            21           Q.    Can you tell me when in 1994 you

            22    went on the board?

            23           A.    During Ed Horrigan's tenure, I

            24    was put on the board.

            25           Q.    So that was before June 1994?







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             2           A.    Yes.

             3           Q.    And I take it your answer with

             4    that time frame --

             5                 MS. LICHSTEIN:  Sorry, my

             6           objection was I don't know how the

             7           witness could testify as to a time

             8           period when he was neither employed by

             9           Liggett nor on the board.

            10                 MR. STERN:  That's a fair

            11           objection.  I'm not quibbling with the

            12           objection.  I've taken the objection

            13           and an attempting to make sure the

            14           record is clear to respond to your

            15           objection.

            16           Q.    During the time you were on the

            17    board, you cannot remember a meeting in which

            18    RJR was discussed, correct?

            19           A.    Correct.

            20           Q.    When was the last time the

            21    Liggett board of directors met?

            22           A.    I don't recall.

            23                 MS. LICHSTEIN:  Surely I don't

            24           want to interrupt you, I'm going to

            25           have to make a call to the







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             1                      Chakalian

             2           pediatrician.

             3                 MR. STERN:  Let's go off the

             4           record.

             5                 (Discussion off the record.)

             6                 MR. STERN:  This is actually a

             7           natural point to break.

             8                 (Recess taken.)

             9           Q.    Mr. Chakalian, did you receive a

            10    subpoena in connection with this deposition?

            11           A.    Yes, I did.

            12           Q.    Did you note that there was a

            13    document request attached to that subpoena?

            14           A.    Did I what?

            15           Q.    Did you see that there was a

            16    document request attached to the subpoena?

            17           A.    I didn't read it.

            18           Q.    You didn't read the document

            19    request?

            20           A.    I didn't read the subpoena.

            21           Q.    What did you do with the subpoena

            22    when you received it?

            23           A.    I gave it to my legal counsel.

            24           Q.    Who was that?

            25           A.    Josiah Murray.







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             2           Q.    Is he your personal counsel?

             3           A.    No, he is company counsel.

             4           Q.    What company is that?

             5           A.    Liggett.

             6           Q.    Do you know what Mr. Murray did

             7    with the subpoena?

             8           A.    What he actually did with it?

             9           Q.    Yes.

            10           A.    I don't know.

            11           Q.    Do you know if anyone caused any

            12    search of your files to be made for documents

            13    that were called for by the subpoena?

            14           A.    My secretary mentioned to me

            15    that, yes.

            16           Q.    What did your secretary tell you?

            17           A.    She told me that a search was

            18    made of our files.

            19           Q.    Did she tell you who made the

            20    search?

            21           A.    Yes.

            22           Q.    Who was that?

            23           A.    Dobbins, James Dobbins.

            24           Q.    Who is Mr. Dobbins?

            25           A.    He is the associate of Mr.







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             1                      Chakalian

             2    Murray's.

             3           Q.    Did she tell you what Mr. Dobbins

             4    looked for?

             5           A.    No.

             6           Q.    Do you know what Mr. Dobbins

             7    looked for?

             8           A.    No.

             9           Q.    Did you ever discuss the file

            10    search --

            11           A.    No.

            12           Q.    I need to finish the question.

            13                 -- with Mr. Dobbins?

            14           A.    No.

            15           Q.    Do you know which files Mr.

            16    Dobbins searched?

            17           A.    No.

            18           Q.    Did Mr. Dobbins ask you whether

            19    you had any -- I will put a different

            20    question.

            21                 Do you maintain a personal

            22    calendar or appointment book?

            23           A.    Yes.

            24           Q.    Do you know whether there are any

            25    entries in your calendar or appointment book







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             1                      Chakalian

             2    relating to RJR?

             3           A.    Come again?

             4           Q.    Do you know whether there are any

             5    entries in your calendar or appointment book

             6    relating to RJR?

             7           A.    I don't recall of any.

             8                 MS. LICHSTEIN:  Just to cut

             9           through this, Mr. Stern, Milbank Tweed

            10           yesterday asked Mr. Chakalian when he

            11           returns to his office to review, or to

            12           have reviewed, his calendar to see if

            13           there are any entries with respect to

            14           RJR and if there are any, we shall

            15           provide them to you.

            16                 MR. STERN:  Fine.

            17           Q.    Mr. Dobbins didn't ask to see

            18    your calendar or personal appointment book; is

            19    that correct?

            20           A.    I haven't talked to him.

            21           Q.    Do you know if the files that

            22    were searched were files that were maintained

            23    at Liggett as opposed to files that were

            24    maintained elsewhere?

            25           A.    My office at Liggett.







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             1                      Chakalian

             2           Q.    With whom have you discussed the

             3    deposition that you are giving today?

             4                 MS. LICHSTEIN:  Counsel.

             5           A.    With counsel, yes.

             6           Q.    Counsel being someone from

             7    Milbank Tweed; is that correct?

             8           A.    Milbank Tweed and my general

             9    counsel.

            10           Q.    Mr. Murray?

            11           A.    Mr. Murray.

            12           Q.    Have you discussed it with anyone

            13    other than counsel?

            14           A.    No.

            15           Q.    Were those discussions with

            16    counsel for purposes of receiving legal

            17    advice?

            18           A.    Yes.

            19           Q.    Did there come a time when you

            20    became aware that Mr. LeBow was considering

            21    the possibility of a transaction with RJR, a

            22    transaction of any kind?

            23                 MS. LICHSTEIN:  I object to the

            24           form.

            25           A.    No.







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             1                      Chakalian

             2           Q.    Did there come a time that you

             3    became aware that Mr. LeBow was speaking

             4    with -- I will put a different question.  Do

             5    you recognize the name Wassherstein Parella?

             6           A.    Yes, WP.

             7           Q.    For the record, you know them as

             8    an investment banking firm; is that correct?

             9           A.    Yes.

            10           Q.    Have you ever heard the name

            11    Mario Baeza?

            12           A.    Yes.

            13           Q.    Who is Mr. Baeza?

            14           A.    He is the guy from WP.  He is the

            15    kid from Cuba, works there.

            16           Q.    One who works with Wassherstein

            17    Parella; is that correct?

            18           A.    Yes.

            19           Q.    Did there come a time when you

            20    learned that Mr. LeBow was having

            21    conversations with Wassherstein Parella

            22    concerning RJR?

            23           A.    Yes.

            24           Q.    When was that?

            25           A.    Summer of -- last summer







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             2    sometime, I don't know, spring -- summer, I

             3    believe.

             4           Q.    From whom did you learn that?

             5           A.    From Mr. LeBow.

             6           Q.    What did Mr. LeBow tell you?

             7           A.    He asked me to go to a meeting

             8    with WP and Reemstma.

             9           Q.    Just so the spelling is clear,

            10    Reemstma is R-E-E-M --

            11           A.    You people misspelled it.

            12    R-E-E-M-S-T-M-A.

            13           Q.    Why don't you identify Reemstma;

            14    what is Reemstma?

            15           A.    A German tobacco company.

            16           Q.    Did Mr. LeBow tell you what the

            17    meeting would concern?

            18           A.    I was -- yes, I was giving them

            19    an overview of the world cigarette market,

            20    that was discussed.

            21           Q.    I'm sorry, in the conversation

            22    with Mr. LeBow where Mr. LeBow asked you if

            23    you would meet with Wassherstein in Reemstma,

            24    did he tell you what that meeting would be

            25    about?







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             1                      Chakalian

             2           A.    Yes.

             3           Q.    What did he tell you?

             4           A.    We were going to have an overview

             5    of the world tobacco markets.

             6           Q.    Did Mr. LeBow mention RJR in that

             7    conversation?

             8           A.    There were mentions of it, yes,

             9    possible mentions of it, yes.

            10           Q.    What did he say about RJR?

            11           A.    That there could be -- we are

            12    discussing the possibility with WP of seeing

            13    what can be done, you know, with RJR.

            14           Q.    Did he say -- what did you

            15    understand him to mean by what could be done?

            16                 MS. LICHSTEIN:  I object to the

            17           form.

            18           A.    To me, it meant in my mind it

            19    meant either a purchase, joint venture with

            20    Reemstma to purchase.

            21           Q.    Purchase of RJR?

            22           A.    Of the tobacco business.

            23           Q.    Was this the first time that Mr.

            24    LeBow had -- let me put a different question.

            25                 Prior to this conversation, were







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             1                      Chakalian

             2    you aware that Mr. LeBow or Brooke Group was

             3    considering the possibility of doing something

             4    with RJR?

             5           A.    No.

             6                 MS. LICHSTEIN:  I object to the

             7           form.

             8           Q.    This was when you first learned

             9    of it; is that correct?

            10           A.    Right.

            11           Q.    And did you understand that the

            12    possibilities that Mr. LeBow was considering

            13    included a merger of Liggett with RJR?

            14                 MS. LICHSTEIN:  I object to the

            15           form.

            16           A.    No.

            17           Q.    A spinoff of RJR's food

            18    businesses?

            19                 MS. LICHSTEIN:  I object to the

            20           form.

            21           A.    No.

            22           Q.    This conversation with Mr. LeBow,

            23    was it a telephone conversation?

            24           A.    Telephone conversation.

            25           Q.    Did he call you?







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             1                      Chakalian

             2           A.    I don't recall.

             3           Q.    Did he say anything else in the

             4    conversation relative to RJR?

             5           A.    No.

             6           Q.    Did he say anything else about

             7    Wassherstein Parella or, for example, what

             8    Wassherstein Parella had been asked to do by

             9    Mr. LeBow?

            10           A.    No.

            11           Q.    Did he say why Reemstma would be

            12    there, would be at the meeting?

            13           A.    No.

            14           Q.    What did you tell Mr. LeBow?

            15           A.    I will go to the meeting.

            16           Q.    Did the meeting take place?

            17           A.    Yes.

            18           Q.    Where did the meeting take place?

            19           A.    In Manhattan, their offices.

            20           Q.    Whose offices?

            21           A.    WP.

            22           Q.    When did the meeting take place?

            23           A.    I don't recall the exact date.

            24           Q.    Who attended the meeting?

            25           A.    There were three or four







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             1                      Chakalian

             2    representatives from Reemstma and three or

             3    four from WP and my CFO, David Sheets, and

             4    myself.

             5           Q.    David Sheets is the CFO of

             6    Liggett?

             7           A.    Yes, sir.

             8           Q.    Do you remember the names of any

             9    of the representatives of Reemstma?

            10           A.    Yes.  Mr. Boyson, Hans-Peter

            11    Haubold.  There was another guy, I don't

            12    recall his name.  And Marion, what's her last

            13    name?  She is the attorney, Marion something.

            14           Q.    What positions with the company

            15    did these individuals hold, if you know?

            16           A.    Yes, Boyson was the CFO.

            17    Hans-Peter was like a financial analyst, the

            18    guy I don't recall was also a numbers guy and

            19    Marion was the -- been their attorney for

            20    years.

            21           Q.    Who was there from Wassherstein

            22    Parella?

            23           A.    This fellow Rosen.  I think I

            24    remember Rosen, something, I don't know his

            25    name.  Mario was in and out, I believe, and a







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             1                      Chakalian

             2    couple of junior people.  I don't know their,

             3    don't recall their names.

             4           Q.    How long did the meeting last?

             5                 MS. LICHSTEIN:  I'm going to just

             6           ask the witness something for a minute.

             7                 MR. STERN:  You wish to confer

             8           with the witness?

             9                 MS. LICHSTEIN:  Yes, I wish to

            10           ask the witness and I will tell you

            11           whether he recalls whether anyone else

            12           was present at the meeting or you can

            13           ask him that other than the people

            14           listed.  Why don't you ask him that?

            15           Q.    Was anyone else present at the

            16    meeting other than the people listed?

            17           A.    No.

            18                 MS. LICHSTEIN:  I wasn't sure

            19           that you had asked and I just wanted it

            20           to be clear.

            21                 MR. STERN:  Fair enough.  If you

            22           wish to clarify the record, that's

            23           fine.

            24                 MS. LICHSTEIN:  Thank you.

            25           Q.    How long did the meeting last?







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             2           A.    Couple, three hours.

             3           Q.    Were any documents presented at

             4    the meeting or discussed at the meeting?

             5           A.    No.

             6           Q.    Was there any written agenda?

             7           A.    No.

             8           Q.    Did you take any notes?

             9           A.    No.

            10           Q.    Did you see anyone taking any

            11    notes?

            12           A.    Some of the Wassherstein guys

            13    were in the corner writing something.

            14           Q.    Did you ever see any memorandum

            15    summarizing what or reporting what had

            16    transpired at the meeting?

            17           A.    No.

            18           Q.    Now when this meeting took place,

            19    was Wassherstein, if you know, formally

            20    engaged by either Brooke Group or Liggett?

            21                 MS. LICHSTEIN:  I think it would

            22           be useful if you broke up the question

            23           and ask him whether he knows or not.

            24                 MR. STERN:  Okay.

            25           Q.    Do you know whether or not as of







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             1                      Chakalian

             2    the time of this meeting, Wassherstein had

             3    been retained by Brooke Group?

             4           A.    No.

             5           Q.    How about by Liggett?

             6           A.    I don't recall.

             7                 MR. STERN:  I'm going to mark as

             8           Exhibit 1 --

             9                 MS. LICHSTEIN:  Chakalian 1.

            10                 MR. STERN:  Chakalian 1, a

            11           document that is numbered RC 379

            12           through 387.

            13                 MS. LICHSTEIN:  Do you have

            14           copies?

            15                 MR. STERN:  No.  These are all

            16           your -- I found these on my desk this

            17           morning.

            18                 MS. LICHSTEIN:  They were

            19           supposed to have been delivered to your

            20           home.  I apologize.

            21                 MR. STERN:  379 to 387.

            22                 MS. LICHSTEIN:  I have a copy of

            23           them.

            24                 (Multipage document, top fax from

            25                 Mr. LeBow to Mr. Chakalian, and







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             1                      Chakalian

             2                 attached engagement letter,

             3                 bearing production Nos. 379

             4                 through 387, marked Chakalian

             5                 Exhibit 1 for identification, as

             6                 of this date.)

             7           Q.    Mr. Chakalian, a copy of Exhibit

             8    1 has been placed before you and I ask you if

             9    you can identify that document?

            10           A.    Yes, I see what it is.

            11                 MS. LICHSTEIN:  I think that's

            12           not the question.

            13           A.    What is the question?

            14           Q.    Let me put it to you this way.

            15    The first page of this document is a fax to

            16    your attention; is that correct?

            17           A.    To -- yes.

            18                 MS. LICHSTEIN:  Just answer the

            19           question, Mr. Chakalian.

            20           A.    Well, come again.  Yes, it's a

            21    fax to my office.

            22           Q.    It's a fax to your office?

            23           A.    Right.

            24           Q.    It's from BSL; is that correct?

            25           A.    Yes.







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             1                      Chakalian

             2           Q.    And BSL, can you identify that?

             3           A.    That's LeBow, Bennett S. LeBow.

             4           Q.    Now attached to this fax is a

             5    document in the form of a letter.  Do you see

             6    that?

             7           A.    Yes.

             8           Q.    Do you recall ever seeing this

             9    document before?

            10           A.    I really don't.

            11           Q.    Now would you agree with me that

            12    the document that's attached to the fax page

            13    is in the form of an engagement letter?

            14           A.    Yes, it is.

            15                 MS. LICHSTEIN:  Wait.

            16           Q.    Between --

            17                 MR. STERN:  Let me state my

            18           question.  You can state your objection

            19           and then you can say whatever you say.

            20           Q.    -- is in the form of an

            21    engagement letter between a division of

            22    Wassherstein Parella and Liggett Group and

            23    Reemstma.

            24                 MS. LICHSTEIN:  I object to the

            25           form.  The witness has said that he has







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             1                      Chakalian

             2           never, to his recollection, seen the

             3           document before and what the document

             4           is speaks for itself.  If you want to

             5           spend your time characterizing what you

             6           think it is, fine.  But I don't think

             7           that's really the witness's obligation.

             8                 MR. STERN:  I am asking if the

             9           witness understands -- my co-counsel

            10           would like --

            11                 MS. LICHSTEIN:  I would

            12           appreciate if the plaintiffs in this

            13           lawsuit spoke only through one lawyer

            14           at one deposition.

            15                 MR. RAPER:  There's no question.

            16           The plaintiffs in this lawsuit, in this

            17           deposition and other depositions, will

            18           speak and ask questions only through

            19           one lawyer.

            20                 Ms. Lichstein, what I want to put

            21           on the record is not a question to the

            22           witness but it is the following:  I am

            23           North Carolina counsel and you are not

            24           accompanied by North Carolina counsel

            25           on your side.  I just want to let you







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             2           know that in North Carolina, what is

             3           allowed in depositions is an objection

             4           without a speaking objection and

             5           without anything that could in any way

             6           be considered instructions to the

             7           witness or your comments on the

             8           question or anything else.

             9                 You are allowed to make a single

            10           non-obtrusive objection.  Anything else

            11           is subject to sanction.  I assumed you

            12           did not know that rule in North

            13           Carolina.  This case is pending in the

            14           Middle District of North Carolina and

            15           that is a local rule.  All counsel in

            16           this case have to follow that rule, and

            17           I just wanted to alert you to that

            18           because I assume you did not know.

            19                 MS. LICHSTEIN:  I thank you for

            20           your comments, and I would ask New York

            21           counsel to please keep his questions

            22           within the parameters of permissible

            23           questions under the Federal rules.

            24           Q.    Now I'm going to put the question

            25    again; in order to save time, I'm not going to







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             1                      Chakalian

             2    ask the reporter to try to find the prior

             3    question.  What I'm asking you is if you would

             4    agree with me that the document that's

             5    attached to this facsimile which is addressed

             6    to you is a form of engagement letter with

             7    Wassherstein and Parella or one of its

             8    affiliates and Liggett and Reemstma?

             9                 MS. LICHSTEIN:  I object to the

            10           form.

            11           A.    Yes.

            12           Q.    I would ask you to look at RC 385

            13    and you will see that that page has a

            14    signature line for Liggett?

            15           A.    Yes.

            16           Q.    I will state for the record so

            17    that it's absolutely clear that this document

            18    is not signed by anyone.  Did Liggett Group

            19    ever, to your knowledge, ever sign an

            20    engagement letter with Wassherstein Parella?

            21           A.    No.

            22           Q.    Now did anyone ever propose to

            23    Liggett Group that it sign such an engagement

            24    letter?

            25                 MS. LICHSTEIN:  I object to the







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             2           form.

             3           A.    I don't recall.

             4           Q.    The subject never came up?

             5           A.    No.

             6           Q.    I would like to call your

             7    attention to the date on the first page of the

             8    document, which is May 16th?

             9           A.    Yes.

            10           Q.    I am here trying to decipher

            11    handwriting, 1995, but I think that's the most

            12    logical interpretation?

            13           A.    Right, that's correct.

            14           Q.    Looking at that date and as well

            15    the date on the second page of the exhibit,

            16    which is April 20, 1995, does that, do those

            17    dates refresh your recollection as to when

            18    this meeting at Wassherstein Parella took

            19    place, the meeting that you have described in

            20    your previous testimony?

            21           A.    As I said earlier, it was late

            22    spring or summer, so that's about in the

            23    ballpark.  May would be in the ballpark.

            24           Q.    To your knowledge, had

            25    Wassherstein -- prior to the meeting, had







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             2    Wassherstein ever proposed to Mr. LeBow an

             3    engagement letter in respect of this matter?

             4           A.    I don't know.

             5           Q.    Do you know if Mr. LeBow had any

             6    understanding with Wassherstein Parella,

             7    whether or not reduced to writing, as to the

             8    terms of an engagement for investment banking

             9    services in connection with RJR?

            10                 MS. LICHSTEIN:  I object to the

            11           form.

            12           A.    I don't know.

            13           Q.    Did you ever discuss that subject

            14    with him?

            15           A.    No.

            16                 MR. STERN:  I'm going to mark as

            17           the next exhibit, a document which was

            18           provided to us by counsel for the

            19           witness and the LeBow parties today.

            20                 (Schedule marked Chakalian

            21                 Exhibit 2 for identification, as

            22                 of this date.)

            23           Q.    Mr. Chakalian, a copy of Exhibit

            24    2 has been placed before you.

            25           A.    What is this?







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             2           Q.    Can you identify this document?

             3                 MS. LICHSTEIN:  Can we go off the

             4           record?

             5                 MR. STERN:  Sure.

             6                 (Discussion off the record.)

             7           Q.    Have you ever seen this schedule

             8    before?

             9           A.    No.

            10           Q.    The schedule refers to a letter

            11    dated March 16, 1995 from a B. Scheler to B.

            12    LeBow and H. Lorber.  Can you identify B.

            13    Scheler, please?

            14           A.    Never heard of him.

            15           Q.    Have you ever seen a letter of

            16    the description in this document?

            17           A.    Nope.

            18           Q.    Is it your practice to read

            19    documents that come to you before they are

            20    placed in your files?

            21           A.    Depends.

            22           Q.    What does it depend on?

            23           A.    Depends if it concerns the

            24    business, yes.  Anything that has to do with

            25    legal or deep finances, I first get







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             2    interpretations or give it to my people and if

             3    they deem it necessary to report to me on

             4    same, they do.

             5           Q.    We should not infer from the fact

             6    that if a document is found in your file that

             7    you read the document?

             8           A.    No, don't, no.  Please don't.

             9           Q.    I'm going to ask you one final

            10    question about this document.  Did you review,

            11    in connection with preparing for this

            12    deposition, any documents?

            13           A.    Nope.

            14                 MS. LICHSTEIN:  Whoa, whoa, wait.

            15           May I respond?  In preparation --

            16           A.    Oh, yes.

            17                 MS. LICHSTEIN:  In preparation

            18           for the deposition, counsel did show

            19           Mr. Chakalian various documents from

            20           his files which had been produced to

            21           you today.

            22           Q.    All documents shown to the

            23    witness have been produced to us today; is

            24    that correct?

            25           A.    I personally did not oversee the







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             2    document production last night.  Sitting here

             3    today, I am unaware of any documents that were

             4    responsive to the subpoena that were not

             5    produced.  If there's a clarification, I

             6    apologize, but I did not go back to the office

             7    and do this last night.

             8                 MR. STERN:  I take your

             9           representation on that.  I just want to

            10           confirm.

            11                 MS. LICHSTEIN:  There may have

            12           been, I have told you my best

            13           knowledge.

            14                 MR. STERN:  I just want to

            15           confirm that insofar as the witness

            16           recalls, the letter dated March 16th

            17           referred to in this Exhibit 2 was not

            18           shown to him for purposes of this

            19           deposition.

            20                 MS. LICHSTEIN:  I represent that

            21           it was not shown to him.

            22           Q.    The meeting at Wassherstein that

            23    you have been talking about, what was said and

            24    by whom at this meeting, to your best

            25    recollection?







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             2           A.    We were discussing, I will repeat

             3    again, we were discussing the world tobacco

             4    markets, what's going on, country by country.

             5           Q.    Did RJR come up in that

             6    discussion?

             7           A.    Certainly did.

             8           Q.    What was said about RJR?

             9           A.    We were talking about their

            10    businesses around the world.

            11           Q.    For what purpose?

            12           A.    For the purpose of review.

            13           Q.    Was this a regular review of the

            14    world tobacco market that you were conducting?

            15           A.    This was a meeting at WP, what

            16    regular?

            17           Q.    It was not a regular -- you did

            18    not have meetings like this in the ordinary

            19    course of your business; is that correct?

            20                 MS. LICHSTEIN:  I object to the

            21           form.

            22                 Off the record.

            23                 (Discussion off the record.)

            24                 MR. STERN:  I will put a

            25           different question.  I will withdraw







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             2           the question.

             3                 MS. LICHSTEIN:  Local counsel has

             4           put constraints to me to force me to go

             5           off the record.

             6                 MR. RAPER:  Local counsel didn't

             7           put constraints.  The Federal Court put

             8           restraints on you in the Middle

             9           District of North Carolina.

            10                 MS. LICHSTEIN:  I think we all

            11           agree we are going to attempt to get a

            12           clear record here, and I will do my

            13           best to assist in getting one.

            14                 MR. RAPER:  That would be a nice

            15           change for you.

            16           Q.    Why were you meeting at this time

            17    with Wassherstein Parella and with Reemstma to

            18    review the world tobacco markets and to talk

            19    about RJR's businesses?  Why were you having

            20    this meeting?

            21           A.    I was asked to come to this

            22    meeting to review the possibility of doing

            23    something with Reemstma and we were reviewing

            24    not just RJR but all the tobacco companies.

            25           Q.    Was one of the possibilities a







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             2    joint venture between, a joint venture to

             3    acquire RJR's tobacco businesses?

             4           A.    Possibility, yes.

             5           Q.    What did you say on that subject?

             6           A.    I really had no comment one way

             7    or the other.  I was just the expert guy on

             8    the world markets.

             9           Q.    What did Wassherstein Parella say

            10    on the subject or their representatives?

            11           A.    I don't recall.

            12           Q.    What about the people from

            13    Reemstma?

            14           A.    They didn't say much.

            15           Q.    Do you know if at the time --

            16    withdraw that.

            17                 What did Mr. Sheets say?

            18           A.    Mr. Sheets and I were talking

            19    about exactly the same thing, the various

            20    markets.

            21           Q.    Do you know whether at that time,

            22    the time of the meeting Reemstma and Brooke

            23    Group or Mr. LeBow had reached any

            24    understanding with one another concerning an

            25    approach to RJR about a transaction?







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             2           A.    I don't know anything about that.

             3           Q.    Do you know how Brooke Group or

             4    Liggett came to be talking to Reemstma about

             5    the subject of this meeting as opposed to any

             6    other company in the world?

             7           A.    No.

             8           Q.    Did Mr. LeBow ever discuss with

             9    you a discussion that he had with Henry Kravis

            10    concerning a possible transaction between

            11    Liggett and RJR?

            12           A.    He very briefly mentioned to me

            13    that he spoke with Mr. Kravis, so --

            14           Q.    About that subject?

            15           A.    I don't know about what venue,

            16    but he said he talked to Henry.

            17           Q.    About a transaction between

            18    Liggett and RJR?

            19           A.    He talked to Henry.

            20           Q.    When did Mr. LeBow tell you that?

            21           A.    I don't recall.

            22           Q.    Did he tell you what Mr. Kravis

            23    said to him?

            24           A.    Nope.

            25           Q.    Did Mr., did it ever come to your







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             2    attention that Mr. LeBow had had discussions

             3    with representatives of Tabaca Lera concerning

             4    a transaction involving RJR?

             5           A.    I knew he went to Spain.

             6           Q.    How did you know that?

             7           A.    He told me.

             8           Q.    When did he tell you that?

             9           A.    On the phone.

            10           Q.    When was that phone conversation?

            11           A.    I don't know.

            12           Q.    Was that before or after this

            13    meeting with --

            14           A.    I don't recall.

            15           Q.    -- Wassherstein?

            16                 Now, when you say he went to

            17    Spain, did he say that he met with people in

            18    Tabaca Lera?

            19           A.    Yes.

            20           Q.    Did you understand what the

            21    purpose of that meeting was?

            22           A.    Not really, no.

            23           Q.    Did you know that it concerned

            24    RJR?

            25           A.    No not at that time.







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             2           Q.    Well, when did you come to learn

             3    that?

             4           A.    I think he mentioned something to

             5    me because, you know, I've known Tabaca Lera

             6    for a hundred years.  I know them all.

             7           Q.    But at some time you came to

             8    understand that Mr. LeBow's meeting with

             9    Tabaca Lera concerned RJR?

            10           A.    Yes, right, right.

            11                 MS. LICHSTEIN:  Mr. Chakalian,

            12           you should wait for the question to be

            13           finished before you answer it.

            14           Q.    But you don't remember when that

            15    was?

            16           A.    No.

            17           Q.    Did you ever come to be aware

            18    that Mr. LeBow had discussions with a company

            19    called Intabex concerning a possible

            20    transaction with RJR?

            21           A.    Come again?

            22           Q.    Maybe I'm misstating the name of

            23    the company.

            24           A.    Intabex.

            25           Q.    There's a company --







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             2           A.    Yes, there is.

             3           Q.    What I'm asking you is whether it

             4    ever came to your attention that Mr. LeBow had

             5    had discussions with people from Intabex

             6    concerning RJR?

             7           A.    No.

             8           Q.    Do you know a Mr. Taberer?

             9           A.    Yes.

            10           Q.    Who is Mr. Taberer?

            11                 MS. LICHSTEIN:  Do you have a

            12           first name for him?

            13           Q.    I think it's Tony?

            14           A.    Tony.  He is the president of

            15    Intabex.

            16           Q.    Have you ever discussed with

            17    anyone communications between Mr. LeBow and

            18    Mr. Taberer concerning RJR?

            19           A.    No.

            20           Q.    Have you ever met with -- I take

            21    it Mr. Taberer is someone you dealt with in

            22    the ordinary course of your business; is that

            23    correct?

            24           A.    Yes.

            25           Q.    Have you ever discussed RJR with







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             2    him?

             3                 MS. LICHSTEIN:  Object to the

             4           form.

             5                 May we go off the record?

             6                 (Discussion held off the record)

             7           Q.    Did you ever discuss RJR with Mr.

             8    Taberer?

             9           A.    Yes.

            10           Q.    When?

            11           A.    I discuss all companies with him.

            12           Q.    Did you ever discuss with Mr.

            13    Taberer a transaction between Liggett and RJR?

            14           A.    No.

            15           Q.    Did you ever discuss with Mr.

            16    Taberer a transaction between any, between Mr.

            17    LeBow and any of his affiliates in RJR?

            18           A.    Mr. LeBow and -- come again?

            19           Q.    And any of his affiliated

            20    companies, Brooke Group, for example, with

            21    RJR?

            22           A.    No.

            23           Q.    Did Mr. LeBow ever tell you that

            24    he had talked to Mr. Taberer about developing

            25    a transaction concerning RJR?







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             2           A.    I don't recall.

             3           Q.    Did it ever come to your

             4    attention that there were discussions between

             5    Mr. LeBow and representatives of Rothmans

             6    concerning RJR?

             7           A.    Yes, after the fact, after this

             8    trip to South Africa, yes.

             9           Q.    Who told you that?

            10           A.    Mr. LeBow did.

            11           Q.    When did you tell you this?

            12           A.    When he came back from South

            13    Africa.

            14           Q.    Soon after he came back?

            15           A.    I don't recall.

            16           Q.    Sometime in 1995; is that

            17    correct?

            18           A.    I guess, yes.

            19           Q.    Can you place it in time --

            20           A.    No.

            21           Q.    -- any more precisely than that?

            22           A.    No.

            23           Q.    What did he tell you about his

            24    communication with Rothmans?

            25           A.    First he brought me greetings







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             2    from a couple of the people from down there

             3    that I have known for years and that's, and he

             4    says he just talked to them.

             5           Q.    Did he tell you what he was

             6    talking to them about?

             7                 MS. LICHSTEIN:  Excuse me, can

             8           you have that reread?  I think you may

             9           have misspoken in your question.

            10                 (Record read.)

            11                 MS. LICHSTEIN:  Thank you.

            12           Q.    Did Mr. LeBow tell you why he had

            13    gone to meet with people from Rothmans?

            14           A.    He mentioned that they discussed

            15    several possibilities, one of which could be

            16    Reynolds, yes.

            17           Q.    What kind of possibilities?

            18           A.    Business possibilities.

            19           Q.    And when you say business

            20    possibilities, can you be more specific than

            21    that?

            22           A.    Business possibilities.

            23           Q.    Well, mergers, acquisitions,

            24    those kinds of business possibilities?

            25           A.    All of the above.  Tobacco,







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             2    paper, this is business, my friend.

             3           Q.    What did he say to you that he

             4    had discussed with respect to Reynolds?

             5           A.    That he discussed Reynolds.

             6           Q.    Did he tell you that he had

             7    discussed some sort of joint venture involving

             8    Reynolds?

             9           A.    Possibilities, yes.  No specific.

            10           Q.    Did he tell you he discussed a

            11    possibility of a merger of Liggett and RJR?

            12           A.    No.

            13           Q.    Did he tell you that he discussed

            14    the possibility of a spin-off of Nabisco?

            15           A.    No.

            16           Q.    Did you ever hear of Gary Klesch?

            17           A.    Klutch?

            18           Q.    K-L-E-S-C-H?

            19           A.    Oh, Klesch, I heard of him, yes.

            20           Q.    Who is the Mr. Klesch that you

            21    heard of, what does he do?

            22           A.    He is in London somewhere.

            23           Q.    Do you understand him to be an

            24    investment banker in London?

            25           A.    I guess.  I never met him.







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             2                 MR. RAPER:  Sorry?

             3           A.    I never met him.  I don't know

             4    the man.

             5           Q.    How did you come to hear of him?

             6           A.    First of all, I used to live in

             7    London.

             8           Q.    Do you think you heard of him

             9    from living in London?

            10           A.    Sure I did, yes.

            11           Q.    Did Mr. LeBow ever mention Mr.

            12    Klesch to you?

            13           A.    Yes.

            14           Q.    When was that?

            15           A.    During that same period, sometime

            16    in '95.

            17           Q.    What did he say about Mr. Klesch?

            18           A.    That he was a banker in the city,

            19    in the City of London.

            20           Q.    Did he tell you anything?  Did he

            21    tell you that he had asked Mr. Klesch to

            22    assist him in developing a transaction

            23    concerning RJR?

            24           A.    No.

            25           Q.    Did he indicate that there was







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             2    any connection between Mr. Klesch and Mr.

             3    LeBow's consideration of possibilities

             4    involving RJR?

             5           A.    No.

             6                 MS. LICHSTEIN:  I object to the

             7           form.

             8                 MR. STERN:  Off the record.

             9                 (Discussion off the record.)

            10           Q.    After this meeting at the offices

            11    of Wassherstein Parella, what happened next --

            12    what was your next communication concerning

            13    the possibility of a transaction involving Mr.

            14    LeBow and RJR?

            15           A.    After?

            16           Q.    After Wassherstein Parella?

            17           A.    Oh, that's when I heard about the

            18    what's it called, Scott-Rodino, whatever it's

            19    called.  Scott-Rodino whatever application.

            20           Q.    Are you referring to an

            21    application under the Hart-Scott-Rodino Act?

            22           A.    That's it.

            23           Q.    This is an application that was

            24    filed by entities associated by -- an entity

            25    or entities associated with Mr. LeBow; is that







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             2    correct?

             3           A.    Correct.

             4           Q.    Concerning RJR; is that correct?

             5           A.    Correct.

             6           Q.    How did you hear about that?

             7           A.    I read it in the paper.

             8           Q.    So you recall just so --

             9           A.    Excuse me, let me change that.  I

            10    heard it a few days before through somebody at

            11    Brooke Group and then I read it in the paper

            12    two days later, three days later.

            13           Q.    So you heard about it a few days

            14    before you read of it in the newspaper; is

            15    that correct?

            16           A.    Yes.

            17           Q.    Who at Brooke Group told you

            18    about it?

            19           A.    LeBow mentioned it to me and

            20    Brian Kirkland.

            21           Q.    Was this at a meeting or phone

            22    conversation?

            23           A.    Telephone.

            24           Q.    Did they call you or did you call

            25    them?







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             2           A.    I don't recall.

             3           Q.    I take it Mr. LeBow and Mr.

             4    Kirkland, were they on the call together?

             5           A.    Separate calls.

             6           Q.    Was there anyone -- did you take

             7    the call alone or was there someone on the

             8    speaker or extension?

             9           A.    I was alone.

            10                 MS. LICHSTEIN:  I object to the

            11           form.  I think we are talking about two

            12           different calls.

            13           Q.    Either of the calls.  Let me put

            14    the question correctly.  Were you alone on

            15    both of the calls?

            16           A.    Yes.

            17           Q.    Were you in your office at the

            18    time?

            19           A.    Don't recall.

            20           Q.    What did Mr. LeBow tell you?

            21           A.    That they filed, that they are

            22    going to file.

            23           Q.    There are going to file a

            24    Hart-Scott-Rodino respecting RJR; is that

            25    correct?







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             2           A.    Right.

             3           Q.    What else did he say to you?

             4           A.    That's basically it.

             5           Q.    Do you know the name of the

             6    entity that filed the Hart-Scott?

             7           A.    I don't.  I don't recall.  I

             8    guess I read it, but I don't remember.

             9           Q.    Have you ever had any business

            10    connection with New Valley?

            11                 MS. LICHSTEIN:  I object to the

            12           form.

            13           A.    It's one of the companies Brooke

            14    Group owns.

            15           Q.    But you are not an officer or

            16    director of New Valley; is that correct?

            17           A.    No, sir.

            18           Q.    Are you a shareholder of New

            19    Valley?

            20           A.    No, sir.

            21           Q.    Now did Mr. LeBow discuss other

            22    things with you in this phone call --

            23           A.    Yes.

            24           Q.    -- in which he mentioned

            25    Hart-Scott?







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             2                 MS. LICHSTEIN:  Mr. Chakalian, if

             3           you can wait for Mr. Stern to finish

             4           the question.

             5           A.    Yes, we talked general course of

             6    the business.

             7           Q.    These other subjects did not

             8    concern RJR; is that correct?

             9           A.    No, sir.

            10                 MS. LICHSTEIN:  We have a

            11           misunderstanding in the record.  You

            12           said they did not concern RJR; is that

            13           right?  And he said no, I think, so you

            14           have --

            15           A.    No, they did not concern RJR.

            16           Q.    Fine, thank you.

            17                 MR. STERN:  Off the record for a

            18           second.

            19                 (Discussion off the record.)

            20           Q.    How did the subject come up?  Do

            21    you remember, the subject of the

            22    Hart-Scott-Rodino filing, how did that come

            23    up?

            24           A.    It was in the middle of a

            25    conversation I had with LeBow.







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             2           Q.    Between the meeting at

             3    Wassherstein Parella and this conversation

             4    with Mr. LeBow, had you had any discussions

             5    with anyone concerning a possible LeBow

             6    transaction with RJR?

             7           A.    No.

             8           Q.    Did Mr. LeBow ask you to do

             9    anything with respect to RJR in this phone

            10    conversation in which he mentioned

            11    Hart-Scott-Rodino?

            12           A.    No.

            13           Q.    Did you then later have a

            14    conversation with Mr. Kirkland in which

            15    Hart-Scott-Rodino was mentioned?

            16           A.    Yes.

            17           Q.    What did Mr. Kirkland say on that

            18    subject?

            19           A.    That it was going to be filed.

            20           Q.    Why was Mr. Kirkland calling you?

            21                 MS. LICHSTEIN:  I object to the

            22           form.

            23           Q.    Do you know why Mr. Kirkland was

            24    calling you?

            25           A.    He was calling me on another







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             2    matter and this was part of the conversation.

             3           Q.    Did he raise the

             4    Hart-Scott-Rodino filing or did you raise it?

             5           A.    I don't recall.

             6           Q.    Now, then, a few days later you

             7    read about it in the newspaper; is that

             8    correct?

             9           A.    Correct.

            10           Q.    Between the time of your

            11    conversations with Mr. LeBow and Mr. Kirkland

            12    and reading it in the newspaper, you had no

            13    further discussions with them concerning RJR;

            14    is that correct?

            15           A.    No, sir.

            16                 MS. LICHSTEIN:  Again, I think we

            17           have the same problem, I think.

            18           Q.    Did you have any further

            19    discussions with anyone concerning RJR between

            20    the time that you read of the Hart-Scott in

            21    the newspaper and the time that you discussed

            22    the subject with Mr. LeBow and Mr. Kirkland?

            23           A.    No capito.

            24           Q.    Does that mean you don't

            25    understand?







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             2           A.    I don't understand.

             3           Q.    Between the time that you spoke

             4    with Mr. LeBow and Mr. Kirkland about

             5    Hart-Scott-Rodino and the time that you read

             6    about the filing in the newspaper, did you

             7    have any discussions with anyone concerning

             8    RJR?

             9           A.    No.

            10           Q.    Have you ever heard of a Gary

            11    Black?

            12           A.    Yes, unfortunately I heard of

            13    him.

            14           Q.    Mr. Black is an analyst of

            15    tobacco stocks; is that correct?

            16           A.    Right.

            17           Q.    Why do you say it's unfortunate

            18    that you have heard of him?

            19           A.    Because I always talk like that

            20    about investment bankers.  That was a kidding.

            21    I don't know him.

            22           Q.    It was a comment made in jest; is

            23    that correct?

            24           A.    Comment made in jest.

            25           Q.    Have you ever discussed with Mr.







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             2    Black, RJR?

             3           A.    I don't even know Mr. Black.

             4           Q.    You have never had any

             5    communications with Mr. Black; is that

             6    correct?

             7           A.    No.

             8                 MS. LICHSTEIN:  Again, same

             9           problem.

            10           Q.    Have you ever had any

            11    communications with Mr. Black?

            12           A.    No.

            13           Q.    Have you ever discussed Mr. Black

            14    with Mr. LeBow?

            15           A.    No.

            16           Q.    With Mr. Kirkland?

            17           A.    Yes.

            18           Q.    When did you discuss Mr. Black

            19    with Mr. Kirkland?

            20           A.    When receiving the publications

            21    from whatever company he works for, Bernstein

            22    something.

            23           Q.    Mr. Kirkland sent you, am I

            24    correct, sent you publications by Gary Black;

            25    is that correct?







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             2           A.    Yes.

             3           Q.    And at that time you discussed

             4    Mr. Black with Mr. Kirkland?

             5           A.    I guess.  I don't know what you

             6    mean, I discussed Mr. Black.

             7           Q.    Did you talk to Mr. Kirkland

             8    about Mr. Black?

             9           A.    I talked about his reports.

            10           Q.    What did you say about them?

            11           A.    I can't read half of them.

            12           Q.    Why couldn't you read half of

            13    them?

            14           A.    Either I don't understand them or

            15    the print was too small and I had Bryant

            16    interpret some of the stuff for me.

            17           Q.    Was this --

            18           A.    You want the truth.

            19           Q.    Did you discuss with Mr. Kirkland

            20    or anyone else whether or not you agreed with

            21    Mr. Black's conclusions?

            22                 MS. LICHSTEIN:  I object to the

            23           form.

            24           A.    I don't recall.

            25                 MR. STERN:  I'm going to mark as







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             2           the next exhibit a document produced to

             3           us on behalf of Mr. Chakalian.  I think

             4           it's Exhibit 3.

             5                 (Report dated July 1995 from

             6                 Bernstein by Gary Black, bearing

             7                 production Nos. RC 300 through RC

             8                 351, marked Chakalian Exhibit 3

             9                 for identification, as of this

            10                 date.)

            11                 MR. STERN:  It's RC 300 to RC

            12           351.

            13           Q.    Mr. Chakalian, a copy of Exhibit

            14    3 has been placed before you?

            15           A.    Right.

            16           Q.    Can you identify this document?

            17           A.    Yes.

            18           Q.    What is it?

            19           A.    A report from Bernstein by Gary

            20    Black.

            21           Q.    Do you recall, the report is

            22    dated July 1995; do you see that?

            23           A.    Right.

            24           Q.    I'm going to call your attention

            25    to a facsimile line on the first page of the







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             2    document which is dated July 18, 1995; do you

             3    see that?

             4           A.    Right.

             5           Q.    It also says Wassherstein

             6    Parella.

             7                 MS. LICHSTEIN:  Let the record

             8           reflect that I am pointing to the upper

             9           right-hand corner.

            10           A.    Right.

            11           Q.    Did you receive this report in

            12    July 1995?

            13           A.    I guess so.  Doesn't have my fax

            14    on it, does it?

            15           Q.    I'm not asking, just so that we

            16    are all clear, I'm not asking you to speculate

            17    on whether or not you received it.  I'm

            18    showing you the document and I'm asking you

            19    whether you recall receiving it?

            20           A.    Yes.

            21           Q.    Did you receive it from

            22    Wassherstein Parella?

            23           A.    It says that here, but I don't

            24    recall whether they sent it to me.  Or

            25    Kirkland sent it to me, I don't know.







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             2           Q.    Did you discuss this document

             3    with anyone?  And take as much -- I'm not

             4    going to ask you about detail in the document,

             5    but take as much time as you feel you need to

             6    refresh your recollection.

             7           A.    Yes, I did.

             8           Q.    Who did you discuss it with?

             9           A.    With my CFO.

            10           Q.    That was Mr. --

            11           A.    Sheets.

            12           Q.    First, do you have any

            13    understanding as to why you were sent this

            14    document?

            15                 MS. LICHSTEIN:  I object to the

            16           form.

            17           A.    This document comes to every

            18    tobacco company in the Western World, and this

            19    document is usually received, is usually sent

            20    directly to the tobacco companies by these

            21    characters, Black or Salomon or all these

            22    investment bankers in New York.  It comes

            23    through every finance department of every

            24    company in Europe, United States, Asia, you

            25    name it.







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             2           Q.    What did you say to your CFO

             3    about this document or he to you?

             4           A.    Just a general business

             5    discussion as to some of the numbers in it

             6    regarding the tobacco business.

             7           Q.    Was this a document that was

             8    referred to in the meeting with Wassherstein

             9    Parella that you described?

            10           A.    I don't recall seeing it at that

            11    meeting.

            12           Q.    Did you discuss with anyone --

            13    let me put a different question.  Did you

            14    receive this document -- let me put a

            15    different question.

            16                 To your knowledge, were you sent

            17    this document because of -- put a different

            18    question.

            19                 Did it ever come to your

            20    attention that Mr. LeBow had had a meeting

            21    with Mr. Harper of RJR in or about May 1995?

            22           A.    Yes, he told me that he met with

            23    Harper.

            24           Q.    When did Mr. LeBow tell you that?

            25           A.    I don't recall the exact date.







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             2           Q.    Did he tell you what they

             3    discussed?

             4           A.    No specifics.

             5           Q.    Did he tell you that he discussed

             6    a transaction between Liggett and RJR?

             7           A.    No specifics, never got into

             8    specifics.

             9           Q.    Well, putting aside specifics,

            10    did he tell you in general what they had

            11    discussed?

            12           A.    All he mentioned to me was he met

            13    with Harper.

            14           Q.    I take it did he tell you before

            15    the meeting that he was planning on meeting

            16    with Harper?

            17           A.    No.

            18           Q.    Did he say anything else about

            19    this meeting with Harper other than that they

            20    met?

            21           A.    No.

            22           Q.    Did he tell you this in the same

            23    conversation that he had with you about the

            24    Hart-Scott-Rodino filing?

            25           A.    I don't recall.







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             2           Q.    Did it ever come to your

             3    attention that following that meeting,

             4    representatives of Brooke Group or Mr. LeBow

             5    met with representatives of RJR to discuss a

             6    possible transaction involving Liggett and

             7    RJR?

             8                 MS. LICHSTEIN:  I object to the

             9           form.

            10                 Can we have the question reread?

            11                 (Record read.)

            12           A.    Never came to my attention.

            13           Q.    Now going back to Exhibit 3, just

            14    to clean up on this document?

            15           A.    Right.

            16           Q.    You had mentioned that there was

            17    a discussion between you and Mr. Sheets and

            18    then we digressed, I think.  Have you told me

            19    everything about that discussion?

            20           A.    Yes.  Let me tell you what this

            21    document is.

            22           Q.    That's fine.

            23           A.    All right.

            24           Q.    Sure.

            25           A.    This is a document that's put out







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             2    by every investment banker.  They put out

             3    these things, and we pursue it or scrutinize

             4    it, the marketing department, the finance

             5    department, whether it's RJR, Philip Morris,

             6    Lorillard, Reemstma, and we look through it.

             7    They give some numbers like price gaps.  This

             8    is one of the documents that is used in

             9    planning.

            10           Q.    Yes.  Did you ever receive any

            11    tobacco industry report by Mr. Black from

            12    Wassherstein Parella prior to July 1995?

            13           A.    No.

            14           Q.    So this is the first report on

            15    the tobacco industry by Mr. Black that you

            16    received from Wassherstein Parella; is that

            17    correct?

            18                 MS. LICHSTEIN:  I object to the

            19           form.

            20                 MR. STERN:  I will withdraw that

            21           question.

            22           Q.    So your discussion with your CFO,

            23    Mr. Sheets, about this document did not

            24    concern RJR; is that correct?

            25           A.    Yes, it did.







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             2           Q.    It concerned RJR?

             3           A.    Sure.

             4           Q.    What was said about RJR?

             5           A.    We were talking about pricing,

             6    pricing in the domestic market.  RJR is in

             7    here.  Philip Morris is in here.

             8           Q.    Did the conversation concern a

             9    possible business combination transaction

            10    between Liggett and RJR?

            11           A.    No, no.

            12                 May I say to you, let me add

            13    this, I probably have three of these documents

            14    and you have one with Wassherstein and

            15    Parella, is that the way you say it?  That

            16    maybe even came from Bryant Kirkland, but my

            17    finance department gets a copy of this.  My

            18    person who handles market share data gets a

            19    copy of this.

            20           Q.    Your counsel made I think an

            21    appropriate objection.  The record is clear

            22    that you do not recall receiving this document

            23    from Wassherstein Parella.  The record is

            24    clear on that, sir.

            25           A.    Okay.







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             2                 MR. STERN:  I'm going to mark as

             3           the next exhibit, a document from

             4           Mr. -- produced on behalf of Mr.

             5           Chakalian, RC 363 through 378.

             6                 (Document dated August 14, 1995,

             7                 bearing production Nos. RC 363

             8                 through 378, marked Chakalian

             9                 Exhibit 4 for identification, as

            10                 of this date.)

            11           Q.    Mr. Chakalian, we have placed a

            12    copy of Exhibit 4 before you.  Sir, can you

            13    identify this document, please?

            14           A.    Yes.  I remember seeing it.  This

            15    was prepared -- yes, I remember seeing it.  It

            16    was prepared by Kirkland.

            17           Q.    When did you see it?

            18           A.    I don't recall.

            19                 MS. LICHSTEIN:  Could you hear

            20           his answer?

            21           A.    I don't recall.

            22           Q.    Who showed it to you?

            23           A.    It was sent to me, I think.

            24           Q.    Who sent it to you?

            25           A.    Bryant Kirkland, I believe.







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             2    Looks like his work.

             3           Q.    I'm going to ask you, if you

             4    would, to look at page RC 368.

             5                 MS. LICHSTEIN:  One second.

             6           Q.    It's also numbered Page 2 on it.

             7                 MS. LICHSTEIN:  We are now on

             8           that page.

             9           A.    Yes.

            10           Q.    You see it says 8/14/95 in the

            11    corner?

            12           A.    Yes.

            13           Q.    Does that refresh your

            14    recollection as to when you saw this document?

            15           A.    Sometime after that date.

            16           Q.    So you believe you saw it

            17    sometime after August 14, 1995; is that

            18    correct?

            19           A.    A logical conclusion, yes.

            20           Q.    Did you discuss the document with

            21    anyone?

            22           A.    No.

            23           Q.    Do you know why Mr. Kirkland sent

            24    you the document?

            25                 MS. LICHSTEIN:  I object to the







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             2           form.

             3           A.    I don't recall.

             4           Q.    I would ask you to look at RC

             5    367.

             6                 MS. LICHSTEIN:  Preceding page?

             7                 MR. STERN:  Yes.

             8           Q.    You see that there is, that page

             9    purports to be a summary of a transaction; do

            10    you see that?

            11           A.    Right.

            12           Q.    That's a transaction that

            13    involves Liggett Group; do you see that?

            14                 MS. LICHSTEIN:  I object to the

            15           form.  Are you asking him whether he

            16           reads that?

            17                 MR. STERN:  I am calling his

            18           attention to particular --

            19           A.    Yes.

            20                 MS. LICHSTEIN:  Sorry.

            21           Q.    Did you ever discuss with anyone

            22    a transaction, the transaction that is

            23    outlined or summarized on that page?

            24           A.    I don't even understand it.

            25           Q.    I take it the answer is no; is







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             2    that correct?

             3           A.    No.

             4           Q.    I'm going to ask you to go back

             5    to the following page, Page 2, RC 368 and also

             6    look at 369 and 370, if you would.  You see

             7    that it says that it's an RJR-Liggett

             8    operating statement, domestic and

             9    international operations?

            10           A.    Right.

            11           Q.    Do you remember ever seeing a pro

            12    forma or an operating statement for

            13    RJR-Liggett domestic and international

            14    operations before?

            15                 MS. LICHSTEIN:  I object to the

            16           form.

            17           Q.    Let me put a different question.

            18    Have you ever seen an operating statement for

            19    RJR-Liggett domestic and international

            20    operations before?  Have you ever seen a

            21    document of that description?

            22                 MS. LICHSTEIN:  Object to the

            23           form.

            24           A.    I saw this document.

            25           Q.    Did you look at that page when







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             2    you saw this document?

             3           A.    Yes.

             4           Q.    Is that page a pro forma

             5    operating statement for RJR and Liggett

             6    domestic and international operations?

             7                 MS. LICHSTEIN:  Object to the

             8           form.

             9           A.    It is.  Says so.

            10           Q.    Were you -- did you ever provide

            11    to -- I'll strike that.

            12                 Did you ever become aware that

            13    pro forma financial statements of RJR-Liggett

            14    were being prepared?

            15           A.    Could you repeat that?

            16           Q.    Did you ever become aware that

            17    someone was preparing pro forma financial

            18    statements for RJR and Liggett on a combined

            19    basis?

            20           A.    Yes.

            21           Q.    When did you become aware of

            22    that?

            23           A.    When I saw this document.

            24           Q.    When you saw this document is the

            25    first time that you became aware --







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             2           A.    Yes.

             3           Q.    -- of that?

             4           A.    Yes.

             5                 MS. LICHSTEIN:  Mr. Chakalian,

             6           you have to wait for Mr. Stern to

             7           finish the question.

             8                 THE WITNESS:  Sorry.

             9           Q.    Did you discuss with anyone the

            10    fact that someone was preparing pro formas of

            11    that description?

            12           A.    No.

            13           Q.    Were you surprised to become

            14    aware of that fact?

            15                 MS. LICHSTEIN:  I object to the

            16           form.

            17           A.    Well, this is after the WP

            18    meetings, so you do prepare forms.

            19           Q.    This was after the WP meetings?

            20           A.    The meeting that I attended.

            21           Q.    Meeting of which there was a

            22    discussion of worldwide tobacco?

            23           A.    Yes, right.

            24           Q.    Was a combination of RJR and

            25    Liggett discussed at that meeting?







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             2                 MS. LICHSTEIN:  Objection, asked

             3           and answered.

             4           A.    World markets were discussed.

             5           Q.    Would it follow from a discussion

             6    of world markets that someone would be

             7    preparing pro formas of the kind set forth at

             8    RC 368?

             9           A.    I didn't know at the time.

            10           Q.    You didn't know at what time?

            11           A.    At the meeting I attended.

            12           Q.    You didn't know that pro formas

            13    would be prepared, were going to be prepared

            14    for RJR-Liggett; is that correct?

            15           A.    Correct.

            16           Q.    Was that subject discussed at the

            17    meeting?

            18           A.    No.

            19           Q.    After you learned --

            20                 MS. LICHSTEIN:  May he walk

            21           again?

            22                 MR. STERN:  You can walk.

            23           Q.    After you became aware of the

            24    Hart-Scott-Rodino filing, what was your next

            25    communication with anyone on the subject of a







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             2    possible transaction involving Liggett and

             3    RJR?

             4                 MS. LICHSTEIN:  Object to the

             5           form.

             6                 MR. STERN:  I will put a

             7           different question.

             8           Q.    After you became aware of the

             9    Hart-Scott-Rodino filing, when was your next

            10    communication with anyone on the subject of

            11    Mr. LeBow's interest in a transaction with

            12    RJR?

            13           A.    No discussions.  I don't recall

            14    any discussions on that matter, except what I

            15    read in the papers.

            16           Q.    Well, did there come a time when

            17    you were asked to be a member of a slate of

            18    nominees?

            19           A.    Yes.

            20           Q.    When was that?

            21           A.    Last quarter of '95.  I don't

            22    know exactly.

            23           Q.    Who raised that subject with you?

            24           A.    Mr. LeBow.

            25           Q.    Did he call you?







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             2           A.    Yes.

             3           Q.    What did he say to you?

             4           A.    What?

             5           Q.    What did he say to you?

             6           A.    He says he has, he is going to

             7    prepare a slate of, you know, he is going to

             8    have a board of directors.

             9           Q.    For RJR?

            10           A.    Potentially, yes.

            11           Q.    What else did he say?

            12           A.    I don't recall.

            13           Q.    Did he ask you to do anything?

            14           A.    He asked me to consider it.

            15           Q.    Asked you to consider being a

            16    member of the slate?

            17           A.    Yes.

            18           Q.    Did he say why he was approaching

            19    you on this subject?

            20           A.    Yes, because he felt I know

            21    something about the tobacco business.

            22           Q.    What did you tell Mr. LeBow?

            23           A.    I'll think about it.

            24           Q.    Did you think about it?

            25           A.    I did.







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             2           Q.    Over how long a period of time?

             3           A.    Probably a week.

             4           Q.    Did you eventually get back to

             5    Mr. LeBow?

             6           A.    Yes, I did.

             7           Q.    Did you call him?

             8           A.    I don't recall.

             9                 THE WITNESS:  Can I say something

            10           off the record?

            11                 MR. STERN:  Off the record.

            12                 (Discussion off the record.)

            13           Q.    In any event, you remember that

            14    there came a time when you spoke again with

            15    Mr. LeBow and you indicated that you were

            16    willing to join the slate; is that correct?

            17           A.    Yes.

            18           Q.    Now, between the time that you

            19    learned of the Hart-Scott-Rodino filing and

            20    the time that Mr. LeBow called you to discuss

            21    a possible slate of directors, did you have

            22    any communication with anyone on the subject

            23    of a possible -- on the subject of Mr. LeBow's

            24    interest in RJR?

            25           A.    No.







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             2           Q.    Now, between the time that Mr.

             3    LeBow called you to invite you to join the

             4    slate and the time that you spoke with him and

             5    indicated that you would be willing to do so,

             6    did you have any communications with anyone on

             7    the subject of Mr. LeBow's interest in RJR?

             8           A.    No.

             9           Q.    Did you consult with anyone about

            10    the advisability of accepting Mr. LeBow's

            11    proposal?

            12           A.    Yes.

            13           Q.    With whom?

            14           A.    With my general counsel at work,

            15    Mr. Murray, and my personal counsel.

            16           Q.    For the record, would you

            17    identify your personal counsel?

            18           A.    Bill Dullea, my son-in-law.

            19           Q.    Other than with these two

            20    lawyers, did you discuss Mr. LeBow's

            21    invitation with anyone?

            22           A.    No.

            23           Q.    Were you seeking legal advice

            24    from Mr. Murray and Mr. Dullea?

            25           A.    Yes.







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             2           Q.    Is Mr. Murray your personal

             3    counsel?

             4           A.    No.

             5           Q.    He is counsel to Liggett; is that

             6    correct?

             7           A.    Correct.

             8           Q.    What did you say to Mr. Murray

             9    and Mr. Murray say to you?

            10                 MS. LICHSTEIN:  I object and

            11           instruct the witness not to answer on

            12           the grounds of the attorney-client

            13           privilege.  I think it's clear that

            14           such a privilege exists.

            15           Q.    In this discussion that you had

            16    with Mr. LeBow in which you indicated that you

            17    would be willing to join the slate, did you

            18    tell him why you would be willing to join the

            19    slate?

            20           A.    No.

            21           Q.    Why were you willing to join the

            22    slate?

            23           A.    No specific reason.  Because I

            24    wanted to.

            25           Q.    Why did you want to?







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             2           A.    Because I know the tobacco

             3    business.

             4           Q.    Anything having to do with the

             5    spin-off of Nabisco?

             6           A.    Really not.

             7           Q.    Did Liggett have an investment in

             8    RJR at that time?

             9           A.    We owned some shares, yes.

            10           Q.    Do you know how many shares?

            11           A.    Total shares 200, I believe.

            12           Q.    Do you know when Liggett acquired

            13    those shares?

            14           A.    Sometime in early '95.

            15           Q.    Who authorized Liggett to acquire

            16    those shares?

            17           A.    I don't know.

            18           Q.    Did you know at the time that

            19    Liggett was acquiring shares of RJR?

            20                 MS. LICHSTEIN:  Object to the

            21           form.

            22                 Off the record.

            23                 MR. STERN:  It's a fair enough

            24           objection.

            25           Q.    When did you learn that Liggett







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             2    had acquired shares of RJR?

             3           A.    When I was told they acquired

             4    them.

             5           Q.    When was that?

             6           A.    Sometime in '95.

             7           Q.    Who told you that?

             8           A.    My treasurer.

             9           Q.    Is that a man or woman?

            10           A.    Pardon me?

            11           Q.    Is it a he or she?

            12           A.    A he.

            13           Q.    What is his name?

            14           A.    Sammy Veazy.

            15           Q.    What did he tell you?

            16           A.    He says we acquired some shares

            17    of RJR.

            18           Q.    Did he tell you for what purpose?

            19           A.    No.

            20           Q.    Did he tell you who directed him

            21    to do so?

            22                 MS. LICHSTEIN:  Object to the

            23           form.

            24           Q.    Did he say whether anyone had

            25    directed him to do that?







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             2           A.    I believe he told me someone at

             3    Brooke.

             4           Q.    Did he say who that person was?

             5           A.    I don't recall.

             6           Q.    Did he mention Mr. LeBow in the

             7    conversation?

             8           A.    No.

             9           Q.    Did he mention Mr. Kirkland?

            10           A.    No.

            11           Q.    Did you understand that the

            12    acquisition of 200 shares was connected in any

            13    way to Mr. LeBow's request that you attend a

            14    meeting with Wassherstein Parella?

            15           A.    No.

            16                 MS. LICHSTEIN:  Object to the

            17           form.

            18           Q.    Does Liggett own shares of other

            19    public companies?

            20           A.    I don't know.

            21           Q.    Did you discuss with anyone the

            22    information that you had received from the

            23    treasurer to the effect that Liggett had

            24    acquired shares of RJR?

            25           A.    No.







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             2           Q.    After you spoke with Mr. LeBow

             3    and agreed or accepted his invitation to join

             4    the slate, what happened next in connection

             5    with Mr. LeBow's interest in RJR?

             6                 MS. LICHSTEIN:  Object to the

             7           form.

             8           Q.    I will put a different question.

             9                 What if anything did you do next

            10    in connection with the subject that you had

            11    discussed with Mr. LeBow?

            12           A.    Nothing.

            13           Q.    Did you discuss with Mr. LeBow

            14    receiving any compensation for agreeing to

            15    serve on his slate?

            16           A.    No.

            17           Q.    I say his slate, in anticipation

            18    of an objection, I will clarify to mean the

            19    slate that's proposed by Brooke Group?

            20           A.    No.

            21           Q.    Did there come a time when you

            22    learned that you would be compensated?

            23           A.    No.

            24           Q.    Are you being compensated?

            25           A.    No.







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             2           Q.    Did you discuss with Mr. LeBow

             3    the possibility of indemnification?

             4           A.    Yes.

             5           Q.    When did you discuss that with

             6    him?

             7           A.    I mentioned it to him.

             8           Q.    When?

             9           A.    Around the time -- actually, when

            10    he offered me the thing, that's the first

            11    thing that came to my mind.

            12           Q.    And you raised that with Mr.

            13    LeBow at that time; is that correct?

            14           A.    Right.

            15           Q.    What did you say to him?

            16           A.    "What about indemnification?"

            17           Q.    Why was that something that

            18    was -- was indemnification something important

            19    to you?

            20                 MS. LICHSTEIN:  Object to the

            21           form.

            22           A.    I'm told that when you are on a

            23    board, that's important.

            24           Q.    What did Mr. LeBow say to you

            25    when you raised the subject of







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             2    indemnification?

             3           A.    I don't recall what he said.

             4           Q.    When did you next discuss with

             5    anyone the subject of indemnification?

             6           A.    With my attorneys.

             7           Q.    Is that Mr. Murray and Mr.

             8    Dullea?

             9           A.    Right.

            10           Q.    Did there come a time when you

            11    signed an indemnification agreement?

            12           A.    Pardon me?

            13           Q.    Did there come a time when you

            14    signed an agreement for indemnification with

            15    respect to RJR?

            16                 MS. LICHSTEIN:  Object to the

            17           form.

            18           A.    I signed something.

            19                 MR. STERN:  Off the record.

            20                 (Recess taken.)

            21                 MR. STERN:  Mark this as the next

            22           exhibit.

            23                 (Indemnification Agreement,

            24                 bearing production Nos. RC 3

            25                 through RC 17 marked Chakalian







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             2                 Exhibit 5 for identification, as

             3                 of this date.)

             4                 MR. STERN:  Mark this also.

             5                 (Document, bearing production

             6                 Nos. RC 352 through RC 356 marked

             7                 Chakalian Exhibit 6 for

             8                 identification, as of this date.)

             9           Q.    Mr. Chakalian, we are back on the

            10    record.  I'm going to place before you a

            11    document that I have marked as Exhibit 5.

            12    It's numbered RC 3 to RC 17.  I'm going to ask

            13    you if you can identify that document.  Sir,

            14    did this document come from your file?

            15           A.    Yes.

            16           Q.    What is this document?

            17           A.    Indemnification agreement.

            18           Q.    Is this an indemnification

            19    agreement between you and Brooke Group?

            20           A.    Yes.

            21           Q.    Let me note for the record that,

            22    let's go through this a little bit more

            23    slowly.  RC 4, is that your signature on RC 4?

            24           A.    Yes, it is.

            25           Q.    RC 4 is a signature page standing







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             2    on its own.  Do you have in your possession a

             3    fully signed copy of an indemnification

             4    agreement?

             5           A.    I guess in my files, yes.

             6           Q.    Well, I don't want you to

             7    speculate.  Have you?

             8           A.    Yes.

             9           Q.    Do you recall having in your

            10    files a fully executed copy of an

            11    indemnification agreement?

            12           A.    Yes.

            13           Q.    Where is that file?

            14           A.    You got this from my files.

            15           Q.    Sir, let me ask you to look at RC

            16    17.  Sir, is that your signature on RC 17?

            17           A.    Yes, it is.

            18           Q.    A mark has been made over your

            19    signature.  Did you make that mark?

            20           A.    Yes, that's my mark.

            21           Q.    What does that mark signify?

            22           A.    That mark signifies file or I

            23    have seen it.

            24                 MS. LICHSTEIN:  Just so the

            25           record is clear, do you mean the --







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             2                 THE WITNESS:  The little bird.

             3           Q.    You weren't crossing out your

             4    signature, in other words?

             5           A.    No.

             6           Q.    Let's make sure we don't have a

             7    double negative.

             8                 Were you placing that mark on

             9    that page to cross out your signature?

            10           A.    No.

            11           Q.    Now, there's no signature in the

            12    blank for Brooke Group; is that correct?

            13                 MS. LICHSTEIN:  On Page RC 0017.

            14           A.    No.

            15                 MS. LICHSTEIN:  We've got the

            16           same problem.  Mr. Stern, when you ask

            17           questions ending in "Is that correct,"

            18           I think we have a problem.

            19                 MR. STERN:  Yes, we do have a

            20           problem.

            21           Q.    Did Brooke Group sign RC 17?

            22           A.    No.

            23           Q.    Going back to RC 4, did Brooke

            24    Group sign RC 4?

            25           A.    No.







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             2           Q.    Is there any copy of an

             3    indemnification agreement in your possession

             4    signed by Brooke Group?

             5           A.    I don't know.

             6           Q.    Other than with counsel or as you

             7    may have already testified with Mr. LeBow, did

             8    you testify -- did you discuss this

             9    indemnification agreement with anyone?

            10           A.    No.

            11           Q.    Other than the indemnification

            12    agreement, do you have any agreements or

            13    understandings with Brooke Group concerning

            14    RJR?

            15           A.    No.

            16           Q.    Same question but with Mr. LeBow?

            17           A.    No.

            18           Q.    Have you committed to Brooke

            19    Group or to Mr. LeBow that in the event you

            20    were to become elected a director of RJR that

            21    you would vote to support a spin-off of RJR

            22    Nabisco?

            23           A.    You want to repeat that, have I

            24    committed?

            25           Q.    Yes.  Why don't we reread the







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             2    question?

             3                 (Record read.)

             4           A.    Yes, I would.

             5           Q.    Have you made that commitment to

             6    Mr. LeBow?

             7                 MS. LICHSTEIN:  I object to the

             8           form.

             9           A.    I have stated it to him.

            10           Q.    When did you tell him that?

            11           A.    After I accepted to be on the

            12    "slate."

            13           Q.    Did you tell him this orally or

            14    in writing?

            15           A.    Orally.

            16           Q.    Was it a phone call or meeting?

            17           A.    Phone call.

            18           Q.    Can you remember who placed this

            19    phone call?

            20           A.    Don't recall.

            21           Q.    What was said?  What did Mr.

            22    LeBow say to you and you to he on this phone

            23    call?

            24           A.    Regarding what?

            25           Q.    Regarding RJR?







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             2           A.    I said that I would support

             3    spinning off Nabisco.

             4           Q.    Did he ask you, did he ask you

             5    whether you would support that?

             6                 MS. LICHSTEIN:  Object to the

             7           form.

             8           A.    I don't recall.

             9           Q.    Did he bring up the subject or

            10    did you?

            11           A.    I don't recall.

            12           Q.    Did you tell him why you would

            13    support spinning off Nabisco?

            14           A.    No.

            15           Q.    What are the reasons, what are

            16    your reasons for supporting a spin-off of

            17    Nabisco?

            18           A.    I believe the shareholder value

            19    will go up.

            20           Q.    On what do you base that belief?

            21           A.    On what I read.

            22           Q.    What have you read?

            23           A.    The newspapers.

            24           Q.    Just your belief is based on what

            25    you've read in the newspapers; is that







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             2    correct?

             3           A.    Yes.

             4           Q.    Other than newspapers, have you

             5    read anything concerning the advantages or

             6    disadvantages of a spin-off of Nabisco?

             7                 MS. LICHSTEIN:  I object to the

             8           form.

             9           A.    Yes, I have.

            10           Q.    What is that?

            11           A.    I saw a document just a couple of

            12    weeks ago on that matter.

            13           Q.    What document was that?

            14           A.    Prepared by Kirkland giving

            15    advantages and disadvantages.

            16           Q.    Did you retain a copy of that

            17    document in your file?

            18           A.    I don't believe so.

            19           Q.    Did you express your opinion to

            20    Mr. LeBow prior to seeing that document?

            21           A.    Yes.

            22           Q.    Did you base your opinion about a

            23    spin-off on that document?

            24           A.    No.

            25                 MS. LICHSTEIN:  Object to the







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             2           form.

             3           Q.    Did we get the answer?

             4           A.    No.

             5           Q.    I have marked as Chakalian

             6    Exhibit 6, a document numbered RC 352.

             7                 MS. LICHSTEIN:  One second.

             8                 MR. STERN:  Through 356.

             9                 MS. LICHSTEIN:  This one?

            10                 MR. STERN:  Yes.

            11           Q.    Mr. Chakalian, do you recognize

            12    that document?

            13                 MS. LICHSTEIN:  Wait a second, he

            14           hasn't had a chance to look at it.

            15           Q.    Look at it, I'm sorry.

            16           A.    Yes.

            17           Q.    Is this document from your file?

            18           A.    I believe so.

            19           Q.    What is this document?

            20           A.    Bryant sent me a copy.  This is

            21    Gary Black or -- no, John Rooney -- says Gary

            22    Black's outfit.  This is the usual, you know,

            23    bimonthly or whatever that's put out by

            24    investment bankers, Gary Black, Rooney.

            25           Q.    The first page refers to a John







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             2    Rooney; do you see that?

             3                 MS. LICHSTEIN:  0352.

             4                 MR. STERN:  Yes.

             5           Q.    Do you know Mr. Rooney?

             6           A.    Never heard of him.  Never met

             7    him.

             8           Q.    Did you discuss Exhibit 6 with

             9    anyone?

            10           A.    No.

            11           Q.    Does your handwriting appear

            12    anywhere on Exhibit 6?

            13                 MS. LICHSTEIN:  Let him go

            14           through each page.

            15                 MR. STERN:  Let me ask a

            16           different question.

            17           Q.    Do you recognize the handwriting

            18    on Exhibit 6?

            19                 MS. LICHSTEIN:  Could we do it

            20           page by page?

            21                 MR. STERN:  Sure.

            22           A.    On the first page where it says

            23    Rouben and Dave, that's my secretary.

            24    Conditional, I think it says, yes?  I can't

            25    read the word, but I assume that's what it is.







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             2    That's it.

             3           Q.    Do you know who sent you Exhibit

             4    6?

             5           A.    I don't know.

             6                 MS. LICHSTEIN:  If you can't

             7           answer the question, tell the

             8           questioner you can't answer it.

             9           A.    No.

            10           Q.    I just didn't hear the answer.

            11           A.    No.

            12           Q.    You don't know?

            13                 Just so the record is clear, is

            14    your recollection that Mr. Kirkland sent you

            15    this document?

            16                 MS. LICHSTEIN:  Objection.

            17           Q.    I think there's a little bit of

            18    confusion on the record on this.  I just want

            19    to make sure we are not at odds with one

            20    another on a small point.

            21                 Did Mr. Kirkland send you this

            22    document?

            23                 MS. LICHSTEIN:  Off the record.

            24                 (Discussion off the record.)

            25           Q.    Do you know whether Mr. Kirkland







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             2    sent this to your office?

             3           A.    No.

             4           Q.    Now this document is dated

             5    9/27/95 or September 27, 1995?

             6           A.    Yes.

             7           Q.    Does that refresh your

             8    recollection as to when you had your

             9    conversation with Mr. LeBow in which Mr. LeBow

            10    raised the possibility of your joining the

            11    slate?

            12           A.    Not at all.

            13           Q.    Did there come a time when you

            14    filled out a questionnaire concerning the

            15    slate of nominees that we have been talking

            16    about?

            17           A.    Yes.

            18           Q.    When was that?

            19           A.    I don't recall.

            20           Q.    Do you know the purpose of the

            21    questionnaire?

            22           A.    Biographical one, if you --

            23    required by some government body.

            24           Q.    Who asked you to do it?

            25           A.    I don't recall.







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             2           Q.    Did you discuss the questionnaire

             3    with anyone?

             4           A.    No.

             5                 MR. STERN:  I'm going to mark as

             6           the next exhibit, a document that was

             7           made available to us on behalf of Mr.

             8           Chakalian, number is RC 199 through RC

             9           221.

            10                 (Questionnaire, bearing

            11                 production Nos. RC 199 through RC

            12                 221, marked Chakalian Exhibit 7

            13                 for identification, as of this

            14                 date.)

            15           Q.    Did this document come from your

            16    files, sir?

            17           A.    Yes.

            18           Q.    Are the pages 200, RC 200 through

            19    221, the questionnaire that you referred to in

            20    your previous answer?

            21           A.    Yes.

            22           Q.    Now there appears to be a message

            23    slip of some kind on the first page of this

            24    exhibit; is that correct?

            25           A.    Yes.







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             2           Q.    Do you recognize that

             3    handwriting?

             4           A.    Yes.

             5           Q.    Is that your secretary's

             6    handwriting?

             7           A.    Yes.

             8           Q.    And the note refers to a Mr.

             9    Berkowitz; do you see that?

            10           A.    Right.

            11           Q.    Have you ever had any discussions

            12    with Mr. Berkowitz concerning RJR?  You can

            13    answer that question yes or no for the moment.

            14           A.    Yes.

            15           Q.    Did you discuss the questionnaire

            16    with Mr. Berkowitz?

            17           A.    Yes.

            18           Q.    Was Mr. Berkowitz or his firm

            19    acting as your counsel at the time of that

            20    discussion?

            21           A.    As my counsel, I don't

            22    understand.

            23           Q.    Yes, was he acting as Mr.

            24    Chakalian's counsel?

            25           A.    No.







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             2           Q.    What did you say to Mr. Berkowitz

             3    and he to you about the questionnaire?

             4           A.    "I will get it back to you soon."

             5           Q.    Anything, any other discussion

             6    with Mr. Berkowitz?

             7           A.    No.

             8           Q.    Having looked at the

             9    questionnaire, does this refresh your

            10    recollection in any way as to any discussions

            11    you may have had with anyone concerning the

            12    questionnaire other than the discussion

            13    obviously with Mr. Berkowitz?

            14           A.    No.

            15           Q.    Now you will see that the note on

            16    the memorandum on the first page of the

            17    exhibit is dated 11/15.

            18                 MS. LICHSTEIN:  Wait a second.

            19           The telephone slip, first page?

            20                 MR. STERN:  Yes.

            21           Q.    Does that refresh your

            22    recollection as to the date of your first

            23    conversation with Mr. LeBow concerning his

            24    suggestion or his invitation to join the

            25    slate?







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             2           A.    No.

             3           Q.    Did there come a time when you

             4    met with other members of the slate?

             5           A.    Twice, yes.

             6           Q.    When was the first such occasion?

             7           A.    I don't recall the date, but it

             8    was in New York.

             9                 MR. STERN:  I'm going to mark as

            10           Exhibit 8, a document from Mr.

            11           Chakalian, produced on behalf of Mr.

            12           Chakalian, RC 264.

            13                 (Memorandum from Mr. LeBow to Mr.

            14                 Chakalian, bearing production No.

            15                 RC 264, marked Chakalian Exhibit

            16                 8 for identification, as of this

            17                 date.)

            18           Q.    Mr. Chakalian, this exhibit has

            19    been placed before you.  Do you recognize this

            20    document, sir?

            21           A.    Yes.

            22           Q.    Would you tell me what this

            23    document is?

            24           A.    Invitation to come to New York to

            25    Sard on Third Avenue.







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             2           Q.    Is it correct that this is a

             3    memorandum to you from Mr. LeBow?

             4                 MS. LICHSTEIN:  Object to the

             5           form.

             6           A.    Yes.

             7           Q.    Is this the meeting in New York

             8    that you -- the first meeting that you recall

             9    attending --

            10           A.    Yes.

            11           Q.    -- with other members of the

            12    slate?

            13                 MS. LICHSTEIN:  Let him finish.

            14           A.    Yes.

            15           Q.    And you see that it refers to a

            16    meeting to be scheduled on November 15th, do

            17    you see that?

            18           A.    Right.

            19           Q.    Does that refresh your

            20    recollection as to the date on which the

            21    meeting that you attended was held?

            22           A.    Yes.

            23           Q.    Now did you have any discussions,

            24    prior to attending that meeting, did you have

            25    any discussions concerning the RJR matter that







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             2    you can recall and that you have not already

             3    testified about?

             4           A.    No.

             5           Q.    Did you discuss this meeting in

             6    advance with anyone?  In other words, did you

             7    discuss the meeting with anyone in

             8    anticipation of a meeting?

             9                 MS. LICHSTEIN:  Object to the

            10           form.

            11           A.    I don't recall.

            12           Q.    Who attended the meeting?

            13           A.    Members of the proposed slate,

            14    but not all of them.

            15           Q.    Do you remember who was not

            16    there?

            17           A.    I don't recall.

            18           Q.    Anyone else present at the

            19    meeting?

            20           A.    I don't understand "anyone else."

            21           Q.    Other than members of the slate

            22    or some of the members of the slate, was

            23    anyone else at the meeting?

            24           A.    Yes.

            25           Q.    Who?







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             2           A.    Members from Sard.

             3           Q.    People, representatives of Sard?

             4           A.    Yes.

             5           Q.    Anyone else?

             6           A.    Howard Lorber.

             7           Q.    Mr. LeBow?

             8           A.    Yes.

             9           Q.    Mr. Resseler?

            10           A.    No.

            11           Q.    Anyone else this you can recall?

            12           A.    Other than the slate?

            13           Q.    Other than the slate, Mr. Lorber

            14    and Mr. LeBow and members from Sard?

            15           A.    That's it.

            16           Q.    Were there any documents

            17    exchanged at the meeting?

            18           A.    I don't understand by the word

            19    "exchanged."

            20           Q.    Were there any documents

            21    distributed for the meeting?

            22                 MS. LICHSTEIN:  Can we go off the

            23           record?

            24                 (Discussion off the record.)

            25           Q.    Were you given any documents in







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             2    advance of the meeting to be discussed at the

             3    meeting?

             4           A.    No.

             5           Q.    Were there any documents

             6    distributed at the meeting?

             7           A.    Yes.

             8           Q.    What was distributed at the

             9    meeting?

            10           A.    A draft of the announcement.

            11           Q.    Announcement concerning?

            12           A.    Concerning the slate.

            13           Q.    Was anything else distributed at

            14    the meeting?

            15           A.    No.

            16           Q.    What was said and by whom at the

            17    meeting?

            18           A.    My recollection is nothing much

            19    was said except the discussion of the draft.

            20           Q.    How long did the meeting last?

            21           A.    Less than an hour and-a-half.

            22           Q.    Was the discussion at the meeting

            23    entirely devoted to the subject of RJR?

            24           A.    The draft, yes, the draft.

            25                 MR. STERN:  I'm going to mark as







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             2           the next exhibit a document produced to

             3           us on behalf of Mr. Chakalian RC 258 to

             4           260.

             5                 (Questionnaire, bearing

             6                 production Nos. RC 258 through RC

             7                 260, marked Chakalian Exhibit 9

             8                 for identification, as of this

             9                 date.)

            10           Q.    Mr. Chakalian, I'm going to place

            11    Exhibit 9 before you.  That's the document

            12    that starts RC 258, and ask you whether or not

            13    this document came from your file?

            14           A.    Yes.

            15           Q.    From whom did you receive this

            16    document?

            17           A.    This came with the draft at the

            18    Sard meeting.

            19           Q.    So your recollection is that you

            20    were given this document at the Sard meeting?

            21           A.    Yes.

            22           Q.    Were the others present, the

            23    other people present at the meeting all given

            24    a document to your best -- the same document,

            25    to your best recollection?







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             2           A.    I believe everybody that was at

             3    the meeting.

             4           Q.    Now, the second page of the

             5    document has some handwriting.  Is that your

             6    handwriting?

             7           A.    That's my handwriting.

             8                 MR. STERN:  I'm going to mark as

             9           Exhibit 10, RC 254 through 257.

            10                 (Draft of press release, bearing

            11                 production Nos. RC 254 through

            12                 257, marked Chakalian Exhibit 10

            13                 for identification, as of this

            14                 date.)

            15           Q.    Mr. Chakalian, Exhibit 10 came

            16    from your files; is that correct?

            17           A.    Yes.

            18           Q.    Is Exhibit 10 the draft of the

            19    press release that was discussed at the

            20    November 15th meeting?

            21           A.    Correct.

            22           Q.    Is that your handwriting on the

            23    document?

            24           A.    Yes, it is.

            25           Q.    Looking at these two documents







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             2    together and your handwritten notes --

             3                 MS. LICHSTEIN:  I don't think the

             4           witness has looked through all of RC 10

             5           yet.

             6           Q.    Take as much time as you need and

             7    I'm going to ask you whether that refreshes

             8    your recollection as to anything further that

             9    was said at the meeting, that is, anything

            10    other than what you've already testified

            11    about?

            12           A.    No.

            13           Q.    On the second page of Chakalian

            14    9, RC 259, you have identified that

            15    handwriting --

            16           A.    Yes.

            17           Q.    -- as your own?

            18           A.    Yes.

            19           Q.    What does that say?

            20           A.    "30 K through April '96."

            21           Q.    What is that a reference to, if

            22    you remember?

            23           A.    If -- I recall that was the

            24    compensation for some of the board nominees.

            25           Q.    Was your notation reflecting







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             2    something that was being said at the meeting?

             3           A.    Yes.

             4           Q.    Who was speaking?

             5           A.    I don't recall.

             6           Q.    Did anyone at the meeting go

             7    through Exhibit 9 paragraph by paragraph?

             8           A.    My recollection is they did not.

             9           Q.    Did anyone say what the purpose

            10    of distributing Exhibit 9 at the meeting was?

            11    I will put a different question.  What is the

            12    purpose of Exhibit 9?

            13                 MS. LICHSTEIN:  I object to the

            14           form.

            15           A.    It's a preparation of a Q and A

            16    for the PR firm to respond to the press.

            17           Q.    What's your basis for that

            18    understanding?  Did anyone tell you that at

            19    the meeting?

            20           A.    Forty years of experience.

            21           Q.    I would like to call your

            22    attention to paragraph 10, paragraph numbered

            23    10.

            24                 MS. LICHSTEIN:  RC 9, paragraph

            25           10.







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             2           Q.    Which is on RC 259.  It says,

             3    it's the paragraph that starts with "This

             4    proposed board merge RJR with Liggett if

             5    elected"; do you see that?

             6           A.    Yes.

             7           Q.    Was there any discussion of that

             8    subject at this meeting?

             9           A.    I don't recall.

            10           Q.    Going to the preceding paragraph,

            11    paragraph 9, who on the board will be managing

            12    the company if you win?  Was there any

            13    discussion of that subject at the meeting?

            14           A.    No.

            15           Q.    Have you ever had any discussion

            16    with anyone about the management of RJR in the

            17    event that the proposed slate were to be

            18    elected?

            19           A.    Yes.

            20           Q.    With whom?

            21           A.    With LeBow.

            22           Q.    When was that?

            23           A.    I don't recall.

            24           Q.    Was it subsequent to the meeting

            25    on November 15th?







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             2           A.    Oh, yes.

             3           Q.    Was that one discussion or more

             4    than one discussion?

             5           A.    A couple.

             6           Q.    Were these face to face or by

             7    telephone?

             8           A.    All telephone.

             9           Q.    What did you say to him and he to

            10    you in these discussions?

            11           A.    The basic gist was should and if

            12    this happens, who could manage RJR Tobacco or

            13    who could run, whatever word you want to use.

            14           Q.    When you say "this," what were

            15    you referring to?  Should "this" happen, what

            16    did you mean?

            17           A.    If the consent decree goes

            18    through and Nabisco is spun off.

            19           Q.    What do you mean by consent

            20    decree?

            21           A.    This vote that's going on.

            22           Q.    The consent solicitation?

            23           A.    Consent solicitation, thank you.

            24           Q.    Who raised the subject?  Who

            25    raised that issue as between you and Mr.







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             2    LeBow?

             3                 MS. LICHSTEIN:  The issue of who

             4           would run Reynolds?

             5                 MR. STERN:  Yes.

             6           A.    I don't recall.  One of us did,

             7    because we talk to each other, so I don't

             8    remember who raised it.

             9           Q.    What else was said on that

            10    subject?

            11           A.    That's it.

            12           Q.    Were any names suggested?

            13           A.    We were to consider.

            14           Q.    What names were you discussing?

            15           A.    No names were discussed.

            16           Q.    Was it discussed whether or not

            17    you would have a management role under those

            18    circumstances?

            19           A.    I preempted that question by

            20    saying that I would not.

            21           Q.    Why did you say that?

            22           A.    Because I don't care to.

            23           Q.    Had Mr. LeBow asked you whether

            24    you would be interested in performing such a

            25    role?







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             2           A.    Indirectly, yes.

             3           Q.    What did he say?

             4           A.    Should this happen, you may want

             5    to get an apartment in Winston-Salem.

             6           Q.    Your reply to that?

             7           A.    "Been there, done that."

             8           Q.    Indicating you no longer -- you

             9    had no interest in that subject?

            10           A.    No.

            11           Q.    Did he indicate whether he was

            12    going to approach anyone else on that point?

            13           A.    Eventually.  He said eventually

            14    he would.

            15           Q.    Did he mention Mr. Zuckerman in

            16    that connection?

            17           A.    No.

            18           Q.    Did he mention a Mr. Steffen in

            19    that connection?

            20                 MS. LICHSTEIN:  Do you have a

            21           first name for a Mr. Steffen?

            22                 MR. STERN:  I think the first

            23           name is Chris.

            24                 MS. LICHSTEIN:  Chris.

            25                 MR. STERN:  Steffen, yes.







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             2           A.    Never heard of him.

             3           Q.    Now, the subject of whether the

             4    proposed board would merge RJR with Liggett if

             5    elected which is numbered item 10 on Exhibit

             6    9, did you ever discuss that subject with

             7    anyone?

             8           A.    I told LeBow when I accepted the

             9    position that if this ever came up and I was

            10    on the board, I would vote for it.

            11           Q.    Who raised that subject at that

            12    time?

            13                 MS. LICHSTEIN:  Could we be

            14           precise about what subject we are

            15           talking about?

            16                 MR. STERN:  Fine.  That's fair

            17           enough.

            18           Q.    I think you indicated that you

            19    had expressed to Mr. LeBow when you accepted

            20    this invitation to join the slate that if the

            21    subject of a Liggett merger came up, you would

            22    vote for it; is that correct?

            23           A.    Right.

            24           Q.    Who raised that subject?

            25           A.    I don't recall.







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             2           Q.    What else was said on that

             3    subject?

             4           A.    Basically that was it.

             5           Q.    Why would you vote for it?

             6           A.    I have already told you in prior

             7    testimony.  I told you that.  I think the

             8    stock -- from what I read, the stock is

             9    undervalued and I believe that if a spin-off

            10    occurred, that both companies could benefit

            11    from it.

            12           Q.    Mr. Chakalian, here we are

            13    talking about, we are not talking about a

            14    spin-off as such.  We are talking about a

            15    possibility of a merger of RJR with Liggett if

            16    the proposed board were to be elected?

            17           A.    Oh, I'm sorry.

            18           Q.    Did you ever discuss the subject

            19    of whether or not the proposed board would

            20    merge RJR with Liggett --

            21           A.    No.

            22           Q.    -- if it were elected, with

            23    anyone?

            24           A.    No.

            25           Q.    So a possible merger of RJR and







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             2    Liggett in the event this slate were to be

             3    elected never came up in your discussions with

             4    anyone?

             5           A.    No, sir.

             6                 MS. LICHSTEIN:  We've got this

             7           negative again.

             8                 MR. STERN:  Let me do it again.

             9           Q.    Did the subject of a merger of

            10    RJR with Liggett in the event the slate were

            11    to be elected come up in any communication

            12    that you had with anyone on the subject of

            13    RJR?

            14           A.    Same question.

            15                 MS. LICHSTEIN:  Just answer the

            16           question.

            17           A.    No.

            18                 MS. LICHSTEIN:  Off the record.

            19                 (Discussion off the record.)

            20           Q.    Let's go back to Exhibit 10.

            21    This is the draft of the release that was

            22    discussed at the November 15th meeting,

            23    correct?

            24           A.    Right.

            25           Q.    Do you see that there's some







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             2    handwriting on this document, on the first

             3    page of the document?

             4           A.    Right.

             5           Q.    Is that your handwriting?

             6           A.    Yes, it is.

             7           Q.    What's indicated by the

             8    handwriting in the upper right-hand corner?

             9                 MS. LICHSTEIN:  If you can read

            10           it.

            11           A.    That is not my handwriting.

            12           Q.    Whose handwriting is that?

            13           A.    I can't tell.

            14           Q.    On the bottom of the page, is

            15    that your handwriting?

            16           A.    Yes.

            17           Q.    What's indicated by that?

            18           A.    "Arnie Burns and Zuckerman were

            19    not at the meeting."

            20           Q.    Did you have any, at the meeting,

            21    did you have any comments to make about either

            22    Exhibits 9 or 10?

            23           A.    None, no comments.

            24           Q.    Did you say anything at the

            25    meeting?







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             2           A.    No.

             3                 MR. STERN:  I'm going to mark as

             4           the next exhibit, a document from Mr.

             5           Chakalian's file, R 21 through 25, RC

             6           21 through 25.  To aid counsel in

             7           finding it, it's a memorandum dated

             8           November 21, 1995 from Mr. Chakalian.

             9                 (Memorandum dated November 21,

            10                 1995 from Mr. Chakalian, bearing

            11                 production Nos. RC 21 through RC

            12                 25, marked Chakalian Exhibit 11

            13                 for identification, as of this

            14                 date.)

            15           Q.    Mr. Chakalian, Exhibit 11 came

            16    from your file; is that correct?

            17           A.    Yes, it did.

            18           Q.    This is a memo from you to

            19    several people and it's dated November 21,

            20    1995?

            21           A.    Correct.

            22           Q.    Did you write this memo on or

            23    about November 21, 1995?

            24           A.    I did.

            25           Q.    For the record, would you







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             2    identify Stephen Horney?

             3           A.    Vice president human relations.

             4           Q.    At Liggett?

             5           A.    At Liggett.

             6           Q.    Steve Kirchhoff?

             7           A.    Kirchhoff, vice president sales.

             8    He is no longer with us.

             9           Q.    Josiah Murray?

            10           A.    General counsel.

            11           Q.    I think you identified Mr.

            12    Sheets?

            13           A.    Yes.

            14           Q.    Mr. Sulin?

            15           A.    Vice president of operations.

            16           Q.    Why did you write this

            17    memorandum?

            18           A.    I wrote this memorandum on the

            19    eve of the Brooke proposed slate press release

            20    to inform my management that they would be

            21    seeing this in publications the following day,

            22    and one of the names in the slate was

            23    Chakalian, and I just didn't want to have an

            24    upheaval in my, amongst my personnel

            25    second-guessing, so I thought I would preempt







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             2    that.  In fact, I did preempt that by writing

             3    the memo.

             4           Q.    Why did you fear there would be

             5    an upheaval among your personnel?

             6           A.    Because my personnel in Durham,

             7    North Carolina is very goosey.

             8           Q.    Goosey about what?

             9           A.    We have had two RIFs; you know

            10    what a RIF is?

            11           Q.    Rift?

            12           A.    RIF, restructuring.  Restructured

            13    twice and they are constantly worried.  We

            14    have had several presidents and they would

            15    feel that there goes Chakalian out again; who

            16    is the next idiot who is going to be coming

            17    in.  I didn't want them to have all these -- I

            18    didn't want them to assume that because I was

            19    on this proposed slate that I was going to be

            20    leaving Liggett the next day.

            21           Q.    The last line of your memorandum

            22    states, "Urge them to stress to any employees

            23    with concerns about what this may mean for

            24    Liggett that speculation is a waste of effort

            25    and that our primary concern is finishing the







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             2    year with a strong fourth quarter"?

             3           A.    Right.

             4           Q.    Had you discussed with anyone

             5    what the Brooke announcement might mean for

             6    Liggett?

             7           A.    No.

             8           Q.    Was it -- I will rephrase that.

             9    When you wrote this memo, did you have in mind

            10    that your employees might be concerned about

            11    the possibility that Liggett would be acquired

            12    by RJR?

            13           A.    A multitude of concerns.

            14           Q.    Was that one concern?

            15           A.    One of a thousand.

            16           Q.    Now did there come a time when

            17    you learned that representatives of RJR were

            18    meeting with representatives of -- strike

            19    that -- with associates of Mr. LeBow to

            20    discuss the possible sale of Liggett to RJR?

            21                 MS. LICHSTEIN:  Object to the

            22           form.

            23           A.    You want to repeat that?

            24           Q.    I will repeat it.  Did it ever

            25    come to your attention that representatives of







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             2    RJR met with representatives or associates of

             3    Mr. LeBow to discuss a possible sale of

             4    Liggett to RJR?

             5                 MS. LICHSTEIN:  Object to the

             6           form.

             7           A.    No.

             8           Q.    Did anyone ever, did it ever come

             9    to your attention, in or about August -- let

            10    me put a different question.

            11                 In or about August 1995, did

            12    anyone ask you for Liggett's projections for

            13    purposes of a discussion of a possible sale of

            14    Liggett?

            15           A.    No.

            16           Q.    Did it ever come to your

            17    attention that Mr. Resseler -- you know Mr.

            18    Resseler; is that correct?

            19           A.    Yes, I do.

            20           Q.    And you know that Mr. Goldstone

            21    is now the CEO of RJR; is that correct?

            22           A.    Correct.

            23           Q.    And you know that in August he

            24    was an officer of RJR; is that correct?

            25           A.    Correct.







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             2           Q.    Did it ever come to your

             3    attention that Mr. Goldstone and Mr. Resseler

             4    were meeting in August of 1995?

             5           A.    No.

             6           Q.    At any time in 1995, did Mr.

             7    LeBow or any of his associates ask you your

             8    opinion about the value of Liggett as a

             9    company?

            10           A.    An ongoing process.

            11           Q.    What's an ongoing process?

            12           A.    To evaluate your company.

            13           Q.    The question I asked was:  Did

            14    you and Mr. LeBow -- or I will put a different

            15    question.

            16                 Did Mr. LeBow or any of his

            17    associates ask you your opinion about the

            18    value of Liggett as a company in 1995?

            19           A.    In 1985?

            20                 MS. LICHSTEIN:  I object to the

            21           form.

            22           A.    Yes.

            23           Q.    Did they ask you that once or

            24    more than once?

            25           A.    I don't recall.







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             2           Q.    When were you asked that

             3    question?

             4           A.    In the first half of '95.

             5           Q.    Did they indicate to you -- who

             6    asked you the question?

             7           A.    LeBow.

             8           Q.    Was this in a meeting or a phone

             9    conversation?

            10           A.    Phone conversation.

            11           Q.    Who placed the call?

            12           A.    I don't recall.

            13           Q.    What did Mr. LeBow say?

            14           A.    Amongst other things:  By the

            15    way, what is the value of Liggett today?  What

            16    do you figure the value of Liggett is today?

            17           Q.    Is that what Mr. LeBow said to

            18    you, in words or substance?

            19           A.    In words to that effect.

            20           Q.    Did he say why he was interested

            21    in eliciting your opinion at that particular

            22    point in time?

            23           A.    No, he didn't have to, no.

            24           Q.    What did you tell him?

            25           A.    I told him what I figured it was







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             2    worth.

             3           Q.    What was that?

             4           A.    I don't want to tell him.  It's

             5    my business.  I do this every year.

             6                 MR. STERN:  Off the record.

             7                 (Discussion off the record.)

             8                 MR. STERN:  Do you have any

             9           observation on that, Counsel?

            10                 MS. LICHSTEIN:  Yes, I think I

            11           do.  I think the witness believes that

            12           his opinion constitutes confidential

            13           proprietary information, and there's

            14           not an operative confidentiality order

            15           in place in this case, to my knowledge.

            16           So, therefore, since I think the

            17           witness thinks it inappropriate to

            18           answer the question and based on that,

            19           I'm going to respect his wishes and

            20           instruct him not to answer at this

            21           stage.

            22                 MR. STERN:  For present purposes,

            23           we will go on.

            24                 MS. LICHSTEIN:  Sorry, go ahead.

            25                 MR. STERN:  Do you need to break?







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             2                 MS. LICHSTEIN:  Finish this.

             3                 MR. STERN:  We will reserve our

             4           rights with respect to this issue and

             5           move on to the next question.

             6                 MR. RAPER:  Was there an

             7           instruction?

             8                 MS. LICHSTEIN:  I did instruct

             9           him not to answer.  I would respect the

            10           witness's wishes with respect to the

            11           proprietary nature of the information

            12           and perhaps it could be resolved at a

            13           later date.

            14                 MR. STERN:  Let's take a break.

            15                 (Recess taken.)

            16           Q.    Mr. Chakalian, what else was

            17    said, if anything, in this conversation about

            18    the value of Liggett respecting your --

            19    reserving our rights, but understanding your

            20    counsel's instruction?

            21                 MS. LICHSTEIN:  Based upon the

            22           lack of a confidentiality agreement.

            23           Q.    I'm not attempting to reopen what

            24    the question of the number was.  What else was

            25    said other than the actual number?







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             2           A.    I believe that was it.

             3           Q.    Did Mr. LeBow tell you why, I

             4    think I asked that question.  Did RJR come up

             5    in that conversation?

             6           A.    No.

             7           Q.    Did he mention to you at that

             8    time that he was, that he or people associated

             9    with him were preparing any analyses

            10    concerning RJR?

            11           A.    When I gave that number, no.  It

            12    was early in the year.

            13                 MR. STERN:  I would like to mark

            14           as the next exhibit, a document

            15           produced to us on behalf of Mr.

            16           Chakalian, RC 362.  It's an August 15,

            17           1995 letter.

            18                 (Letter dated August 15, 1995,

            19                 bearing production No. RC 362

            20                 marked Chakalian Exhibit 12 for

            21                 identification, as of this date.)

            22           Q.    Mr. Chakalian, the subject that

            23    we discussed in our last several questions and

            24    answers, namely discussions in which you were

            25    involved concerning the value of Liggett, was







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             2    there any subsequent discussion on that

             3    subject with Mr. LeBow or any of his

             4    associates?

             5           A.    Wait a minute, let me read this

             6    first.

             7           Q.    I'm not at this moment focusing

             8    on this exhibit, but I'm asking a prior

             9    question:  Was there any subsequent discussion

            10    with Mr. LeBow or any of his associates in

            11    which you were involved concerning the value

            12    of Liggett?

            13           A.    No.

            14           Q.    Why don't we place Exhibit 12

            15    before Mr. Chakalian.  Is Exhibit 12 a

            16    document from your file?

            17           A.    I'm not sure.

            18           Q.    Have you ever seen Exhibit 12

            19    before?

            20           A.    Vaguely I recall it.

            21           Q.    Did you receive this document?

            22    The document is dated August 15, 1995.  Do you

            23    remember seeing it on or about that date?

            24           A.    Addressed to my CFO, yes.

            25           Q.    Who showed it to you?







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             2           A.    My CFO must have either shown it

             3    to me or given me a copy.

             4           Q.    Did you discuss the document with

             5    him?

             6           A.    No.

             7           Q.    The document says "Pursuant

             8    to" -- the letter says, "Pursuant to the

             9    request of Bennett S. LeBow, I have enclosed

            10    two revised copies of Liggett-RJR financials

            11    with accompanying assumptions," the document

            12    goes on but I don't think we need to read into

            13    the record the rest of the letter.

            14           A.    Yes.

            15           Q.    Did you discuss with anyone a

            16    request by Mr. LeBow for revised copies or pro

            17    forma financials of Liggett-RJR?

            18           A.    No.

            19           Q.    When you saw this document, what

            20    was your understanding as to, if you had any,

            21    as to the purpose of Mr. LeBow's request?

            22                 MS. LICHSTEIN:  Object to the

            23           form.

            24           A.    This was all part of the WP

            25    scenario, as far as I was concerned.







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             2    Wassherman and -- what are they called?

             3           Q.    Wassherstein Parella?

             4           A.    Yes.

             5           Q.    What did you mean by Wassherstein

             6    Parella scenario?

             7           A.    In other words, I knew about what

             8    was going on there, what the objective of

             9    Wassherstein was or what the proposed

            10    objective was, and I thought this was part of

            11    the same routine.

            12           Q.    And the objective of Wassherstein

            13    Parella being?

            14           A.    When I wet with Reemstma, we were

            15    talking about a possible evaluation of RJR.

            16           Q.    Did you also discuss a possible

            17    evaluation of Liggett at that meeting with

            18    Reemstma?

            19           A.    No, sir.

            20           Q.    Did you have any -- did you ever

            21    see the pro forma financials that are referred

            22    to in this letter?

            23           A.    I don't know if they are -- I'm

            24    not sure.

            25                 MR. STERN:  I'm going to mark as







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             2           the next exhibit a document from Mr.

             3           Chakalian's file.  I'm going to mark as

             4           the next exhibit, a document from Mr.

             5           Chakalian's file numbered RC 360.

             6                 (Copy of article titled "RJR

             7                 Appears Ripe For Buyout Analysts

             8                 Say," bearing production No. RC

             9                 360, marked Chakalian Exhibit 13

            10                 for identification, as of this

            11                 date.)

            12           Q.    Mr. Chakalian, is this document

            13    from your file?

            14           A.    Yes.

            15           Q.    Is that your handwriting in the

            16    upper right-hand corner?

            17           A.    Right.

            18           Q.    Is that how you indicate that a

            19    document is to be placed in your file?

            20           A.    Right.

            21           Q.    Do you remember reading this

            22    article on or about August 8, 1995?

            23           A.    Yes.

            24           Q.    Do you see on the left-hand side

            25    of the document there's a mark.  What is that?







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             2           A.    An arrow.

             3           Q.    Did you make that arrow?  Is that

             4    your writing?

             5           A.    Tell you in a minute.

             6           Q.    If you don't remember, that's

             7    fine.

             8           A.    No, I never do this to a point.

             9    No, it's not mine.

            10           Q.    Do you know who made the arrow?

            11           A.    Don't know.

            12           Q.    The paragraph next to the arrow

            13    refers to Mr. LeBow; do you see that?

            14           A.    Yes.

            15           Q.    And the subject of the article is

            16    an RJR buyout; do you see that?

            17           A.    Right.

            18           Q.    The title is "RJR Appears Ripe

            19    For Buyout Analysts Say"?

            20           A.    Right.

            21           Q.    Does this document refresh your

            22    recollection as to any discussions you might

            23    have had with Mr. LeBow as to the possibility

            24    of a, in August 1995, as to the possibility of

            25    an RJR-Liggett transaction?







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             2           A.    No.

             3           Q.    Did you ever discuss this article

             4    with anyone?

             5           A.    With LeBow.

             6           Q.    When did you discuss it with Mr.

             7    LeBow?

             8           A.    I called him right after the

             9    article.

            10           Q.    What did you say to him and he to

            11    you?

            12           A.    "You keep a nice company."

            13           Q.    What did he say?

            14           A.    Laugh.

            15           Q.    I take it your remark was made in

            16    jest?

            17           A.    Yes.

            18           Q.    Other than the jest, was there

            19    anything discussed in this conversation?

            20           A.    No, nothing of substance.

            21           Q.    Why did you clip the article?

            22           A.    Because I get all North

            23    Carolina -- we have a clipping service.  I

            24    didn't clip it.

            25           Q.    Why did you retain the article?







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             2           A.    Pardon me?

             3           Q.    Why did you retain the article in

             4    your file?

             5           A.    I really don't know.

             6                 MR. STERN:  Mr. Chakalian, I'm

             7           going to mark as the next exhibit a

             8           document that was produced to us on

             9           your behalf, RC 284.

            10                 (Letter, bearing production No.

            11                 RC 284, marked Chakalian Exhibit

            12                 14 for identification, as of this

            13                 date.)

            14           Q.    Mr. Chakalian, have you ever seen

            15    Exhibit 14?

            16           A.    Yes, I have.  Let me finish

            17    reading it.

            18           Q.    Sure, go ahead.

            19           A.    Okay.

            20           Q.    The letter is addressed to a Mr.

            21    Keith; do you see that?

            22           A.    Right.

            23           Q.    Who is Mr. Keith?

            24           A.    I don't know the gentleman, but I

            25    understand he is a southern banker.







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             2           Q.    Do you know what bank he is

             3    associated with?

             4           A.    I really don't.

             5           Q.    Did you have any discussions with

             6    Mr. Keith concerning RJR?

             7           A.    I did not.

             8           Q.    Did you have any discussions with

             9    anyone about Mr. Keith?

            10           A.    With Mr. Murray.

            11           Q.    What did you and Mr. Murray

            12    discuss?

            13                 MS. LICHSTEIN:  Just a general

            14           admonition that if you were seeking

            15           legal advice from Mr. Murray, I would

            16           admonish you not to testify.  If you

            17           were discussing business matters, you

            18           are free to testify.

            19                 THE WITNESS:  You want to repeat

            20           that?

            21                 MS. LICHSTEIN:  If you sought

            22           legal advice from Mr. Murray, I

            23           instruct you not to testify as to the

            24           information you gave him to obtain

            25           legal advice.  If you discussed







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             2           business matters with Mr. Murray, you

             3           are obligated to answer the question.

             4           A.    Okay.  This was a business

             5    matter.

             6           Q.    What did you and Mr. Murray

             7    discuss?

             8           A.    I asked Mr. Murray if he had

             9    anyone with banking experience that could be a

            10    potential or possible candidate for the slate,

            11    and Mr. Murray mentioned this gentleman.

            12           Q.    Why did you ask Mr. Murray that

            13    question?

            14           A.    Because I thought that the slate

            15    should have some local flavor, meaning North

            16    Carolina flavor, because, you know, we wanted

            17    someone in the tobacco business.  You like to

            18    have some local flavor on your boards.

            19           Q.    Why someone in the banking

            20    business?

            21           A.    Because every tobacco board has

            22    somebody from the banking business.  Yes,

            23    every tobacco board.

            24           Q.    Did you discuss Mr. Keith with

            25    Mr. LeBow?







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             2           A.    I did not.

             3           Q.    Did Mr. Murray, to your

             4    knowledge?

             5           A.    I believe all he got was that

             6    memo.

             7           Q.    Was Mr. LeBow aware that you were

             8    making suggestions to Mr. Murray concerning

             9    members of a slate?

            10           A.    I mentioned to him that I would,

            11    yes, to LeBow.

            12           Q.    When did you say this to Mr.

            13    LeBow?

            14           A.    I don't recall the exact date.

            15           Q.    What did you say to Mr. LeBow?

            16           A.    I said if you are going to have a

            17    slate and you are talking about a slate, we

            18    should have a nice sprinkling of like all the

            19    other tobacco companies like Reynolds now has,

            20    like Philip Morris has, like Lorillard has.

            21           Q.    What did Mr. LeBow say?

            22           A.    "Go ahead."

            23           Q.    Did Mr. Keith, to your knowledge,

            24    agree to join the slate?

            25           A.    I believe he did not.







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             2           Q.    Did anyone report to you whether

             3    or not he indicated a reason for declining?

             4           A.    No.

             5           Q.    So you don't know why he

             6    declined?

             7           A.    No.

             8                 MR. STERN:  I'm going to mark as

             9           the next exhibit, a document from the

            10           files of Mr. Chakalian, RC 261 to 263

            11           and for ease of reference, it's a fax

            12           from Peter Strauss to Chester Hopkins

            13           dated November 13, 1995.

            14                 (Fax from Peter Strauss to

            15                 Chester Hopkins dated November

            16                 13, 1995, bearing production Nos.

            17                 RC 261 and RC 262, marked

            18                 Chakalian Exhibit 15 for

            19                 identification, as of this date.)

            20           Q.    Mr. Chakalian, I have placed

            21    Exhibit 15 before you.  Can you identify this

            22    document, sir?

            23           A.    Yes.

            24           Q.    What is it?

            25           A.    A copy of a fax from Strauss to







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             2    Hopkins.

             3           Q.    How did this document come into

             4    your possession?

             5           A.    Hopkins sent it to me.

             6           Q.    Who is Mr. Hopkins?

             7           A.    He is with -- he is a headhunter

             8    here in New York.

             9           Q.    Did you discuss RJR with Mr.

            10    Hopkins?

            11           A.    No.

            12           Q.    Do you know how it came about

            13    that Mr. Hopkins sent you this fax?

            14           A.    It was my understanding that he

            15    was also helping out regarding the candidates

            16    for the slate.

            17           Q.    Where did you get that

            18    understanding?

            19           A.    From Mr. Hopkins.

            20           Q.    When did Mr. Hopkins tell you

            21    that?

            22           A.    I don't recall.

            23           Q.    Was this a telephone conversation

            24    with Mr. Hopkins?

            25           A.    Yes, sir.







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             2           Q.    Is Mr. Hopkins someone you

             3    engaged?

             4           A.    No.

             5           Q.    Do you know who engaged him?

             6           A.    I believe Mr. LeBow did.

             7                 May I ask your definition of the

             8    word "engaged"?

             9           Q.    That's fair enough.  Asked Mr.

            10    Hopkins to identify possible members of a

            11    slate.

            12           A.    Yes.

            13           Q.    Is it your understanding that Mr.

            14    LeBow asked him to do that?

            15           A.    Yes.

            16           Q.    Did Mr. LeBow tell you that?

            17           A.    Mr. Hopkins did, no.  LeBow

            18    didn't.

            19           Q.    Did you have any discussions with

            20    Mr. Hopkins concerning any possible members of

            21    the slate?

            22           A.    Yes.

            23           Q.    Who did you discuss?

            24           A.    Members that are on a slate or

            25    potential members.







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             2           Q.    Anyone, potential members?

             3           A.    We discussed Strauss, discussed

             4    this guy Bob Sidenstecker and discussed Don

             5    Johnson.

             6           Q.    Who is Mr. Sidenstecker

             7           A.    Bob Sidenstecker was my very

             8    first boss.  Bob Sidenstecker is a retired

             9    chap from, been in the tobacco industry 40

            10    years.  His last job was with Redman Chewing

            11    Tobacco.

            12           Q.    To your knowledge, did anyone

            13    approach Mr. Sidenstecker about joining the

            14    slate?

            15           A.    No.

            16           Q.    You referred to a Mr. Johnson, I

            17    believe?

            18           A.    Yes.

            19           Q.    Who is Mr. Johnson?

            20           A.    Mr. Don Johnson is retired

            21    chairman of American Tobacco Company.

            22           Q.    To your knowledge, did anyone

            23    approach Mr. Johnson about joining the slate?

            24           A.    Yes.

            25           Q.    Who was that?







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             2           A.    Yours truly.

             3           Q.    What did he tell you?

             4           A.    He respectfully declined.

             5           Q.    What did you say to Mr. Johnson

             6    and what did Mr. Johnson say to you?

             7           A.    I called Mr. Johnson and said

             8    "You have been reading the papers as I have.

             9    You have heard about the possible proposed

            10    slate and I was wondering if you would be

            11    interested in joining it."

            12           Q.    And he said no; is that right?

            13           A.    He said:  Unfortunately -- I

            14    thank you for your call, but unfortunately I

            15    am helping my son out in his business in South

            16    Carolina and I am up to my neck in alligators.

            17           Q.    Was that the entirety of your

            18    discussion with Mr. Johnson?

            19           A.    Outside of personal things like

            20    family and such, yes.

            21           Q.    Did you discuss Mr. Strauss with

            22    Mr. Hopkins?

            23           A.    Yes.

            24           Q.    What did you and he say to one

            25    another on that subject?







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             2           A.    I did not know Peter Strauss.  I

             3    heard of him, but I did not know him, and I

             4    basically said "The resume looks good.  He is

             5    a tobacco guy.  Got some tobacco experience."

             6           Q.    Did you have any discussion about

             7    Rothman's apparent connection with Mr.

             8    Strauss?

             9           A.    No.

            10           Q.    Did you approach anyone else to

            11    join the slate other than Mr. Johnson?

            12           A.    Yes, I did.

            13           Q.    Who?

            14           A.    Dale Sisel.

            15           Q.    Who is that?

            16           A.    Retired president of RJR

            17    International.

            18           Q.    What did you -- when did you

            19    approach him?

            20           A.    Sometime at the end of '95.

            21           Q.    What did you say to him and he to

            22    you?

            23           A.    Same thing I told to Johnson:

            24    You have been reading about all of this.  And

            25    Dale, who is a very dear friend of mine,







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             2    refused.

             3           Q.    Did he say why?

             4           A.    He did mention to me that he is

             5    still under a contract with RJR, so...

             6           Q.    Was there anyone else that you

             7    approached as a possible member of the slate?

             8           A.    Let me think.  No.

             9           Q.    Did you discuss Mr. Sidenstecker

            10    with Mr. LeBow?

            11           A.    No.

            12           Q.    Did you discuss Mr. Sidenstecker

            13    with anyone?

            14           A.    Hopkins.

            15           Q.    What did you say about him?

            16           A.    First of all, you will see it

            17    says here a page about Bob Sidenstecker which

            18    I never got.

            19           Q.    Yes.

            20           A.    And I said I don't think you

            21    should contact him.  I told Chet not to

            22    contact Bob regarding the possibility of

            23    joining the slate.

            24           Q.    What was your reason for doing

            25    that?







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             2           A.    I don't think -- I think Mr.

             3    Sidenstecker -- I have personal reasons for

             4    that.

             5           Q.    Who is Mr. Sidenstecker?

             6           A.    He is a retired tobacco guy.  He

             7    used to be with Philip Morris.  He used to be

             8    with Liggett.  He used to be with Rothmans.

             9    He used to be with U.S.T.

            10           Q.    Did your reasons for thinking

            11    that Mr. Sidenstecker not be approached have

            12    anything to do with the merits of the consent

            13    solicitation?

            14           A.    None at all.

            15           Q.    Did you discuss the merits of the

            16    consent solicitation with either Mr. Johnson

            17    or -- with Mr. Johnson?

            18           A.    Not at all.

            19           Q.    And with the other individual who

            20    you approached?

            21           A.    Dale Sisel, not at all.

            22                 MR. STERN:  I'm going to mark as

            23           the next three exhibits, documents

            24           numbered RC 292 to 293, RC 294 to 297,

            25           and RC 276 to 280.







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             2                 (Letter to Bear Stearns, bearing

             3                 production Nos. RC 292 to RC 293,

             4                 marked Chakalian Exhibit 16 for

             5                 identification, as of this date.)

             6

             7                 (Opinion powers of attorney,

             8                 bearing production Nos. RC 294 to

             9                 RC 297 marked Chakalian Exhibit

            10                 17 for identification, as of this

            11                 date.)

            12

            13                 (Document, bearing production

            14                 Nos. RC 276 to RC 280, marked

            15                 Chakalian Exhibit 18 for

            16                 identification, as of this date.)

            17           Q.    Let's start with Exhibit 16 and

            18    this is a two-page document.  Is this document

            19    from your file?

            20           A.    Yes.

            21           Q.    Is that your signature on 293?

            22           A.    Yes.

            23                 MS. LICHSTEIN:  The bottom right.

            24           Q.    Sir, can you identify this

            25    document?







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             2           A.    A letter to Bear Stearns.

             3           Q.    Did you discuss this document

             4    with anyone before sending it?

             5           A.    No.

             6           Q.    Did anyone ask you to send this

             7    document?

             8           A.    It was prepared for me.

             9           Q.    By whom?

            10           A.    I don't know.

            11           Q.    Is it correct that it was sent to

            12    you by Mr. Berkowitz?

            13           A.    Yes.

            14           Q.    Other than with Mr. Berkowitz who

            15    as I understand it is acting as counsel --

            16                 MS. LICHSTEIN:  Acting as counsel

            17           for Liggett in connection with this,

            18           yes.

            19           Q.    -- did you ever discuss this

            20    letter with anyone?

            21           A.    With my general counsel.

            22           Q.    Mr. Murray?

            23           A.    Right.

            24           Q.    Again for purposes of seeking

            25    legal advice?







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             2           A.    Right.

             3           Q.    Can you identify Exhibit 17?

             4                 MS. LICHSTEIN:  Take a minute and

             5           let the witness look at it.

             6                 MR. STERN:  Yes.

             7           Q.    What is Exhibit 17?

             8           A.    In my opinion powers of attorney.

             9           Q.    Is that your signature on 296?

            10           A.    Yes.

            11           Q.    And 297?

            12           A.    Yes.

            13           Q.    Did you discuss these documents

            14    with anyone before signing them?

            15           A.    No.

            16           Q.    I take it that's also your

            17    signature on 295?

            18           A.    Yes.

            19           Q.    Did anyone ask you to sign the

            20    documents that are collected in Exhibit 17?

            21           A.    My secretary faxed them to me.

            22           Q.    Yes.  There's identified on the

            23    first page of Exhibit 17 and the first page of

            24    Exhibit 16 a fax line that says Roubetan?

            25           A.    Associates.







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             2           Q.    What is Roubetan Associates?

             3           A.    That's my house.  My wife's name

             4    is Tanya and mine is Rouben so it's Roubetan.

             5           Q.    These were faxed to you at home,

             6    correct?

             7           A.    Yes.

             8           Q.    Do you know who faxed Exhibit 17

             9    to you?

            10           A.    My secretary.

            11           Q.    Did she obtain those documents

            12    from anyone?

            13           A.    She must have.

            14           Q.    You had no discussion about those

            15    documents?

            16           A.    No.

            17           Q.    Exhibit 18, can you identify that

            18    document, sir?

            19           A.    Okay.

            20           Q.    Is that your signature on 277?

            21           A.    Yes, it is.

            22           Q.    Who is Keith Haines?

            23           A.    I think, he is with Georgeson &

            24    Company.

            25           Q.    Did you discuss this document,







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             2    sir, that is, the document RC 277 with anyone?

             3           A.    No.

             4           Q.    I would ask you to look at RC

             5    279.  Is that a fax cover page to you from

             6    Keith Haines?

             7           A.    Yes.

             8           Q.    And Mr. Haines, it appears from

             9    that fax that Mr. Haines is requesting that

            10    you sign something; is that correct?

            11           A.    Correct.

            12           Q.    Do you know -- I will withdraw

            13    that.  Did anyone at any time instruct you to

            14    work with Mr. Haines in connection with the

            15    RJR matter?

            16           A.    No one instructed me, no.

            17           Q.    How did it come about that you

            18    were receiving faxes from Mr. Haines and

            19    communicating -- I will withdraw that.

            20                 How did it come about that you

            21    were receiving these documents from Mr.

            22    Haines?

            23                 MS. LICHSTEIN:  I object to the

            24           form.

            25           A.    I don't know.







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             2           Q.    Did you know who Mr. Haines was?

             3           A.    He was with Georgeson & Company.

             4           Q.    I take it you have complied with

             5    Mr. Haines's request, with the request that

             6    appears on Page 279 to sign the enclosed?

             7           A.    Correct.

             8           Q.    I assume that you --

             9                 MS. LICHSTEIN:  Whoa, whoa, I

            10           object to the form.

            11           Q.    When Mr. Haines asked you to sign

            12    a document, did you sign it?

            13           A.    Yes.

            14           Q.    Why did you think it appropriate

            15    to sign documents that were by request of Mr.

            16    Haines?

            17           A.    Because my people checked them

            18    over and said sign them.

            19           Q.    Who did you understand Mr. Haines

            20    to be representing?

            21           A.    Security registration people, you

            22    know, my laymen terms, Bear Stearns, you know.

            23           Q.    What was Bear Stearns?

            24           A.    To Bear Stearns.

            25                 MS. LICHSTEIN:  Can we have the







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             2           question back?

             3           Q.    This isn't a great mystery.  I am

             4    simply asking you -- let me just see if I can

             5    reconstruct, if we can go back over something.

             6    Mr. Haines sent you a document?

             7           A.    Right.

             8           Q.    And it appears Mr. Haines may

             9    have sent you more than one document; is that

            10    correct?

            11           A.    Who knows.

            12           Q.    These documents, the document you

            13    received from Mr. Haines, related to Liggett's

            14    ownership of shares of RJR, correct?

            15           A.    Correct.

            16           Q.    Mr. Haines requested that you

            17    take certain action with respect to those

            18    documents?

            19           A.    Right.

            20           Q.    Is that correct?

            21           A.    Yes.

            22           Q.    And you took that action; is that

            23    correct?

            24           A.    Correct.

            25           Q.    Why did you think that Mr. Haines







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             2    was -- it was appropriate to take action in

             3    respect of a request by Mr. Haines?

             4           A.    Because I checked with my people

             5    and they told me sign it.

             6           Q.    Which people did you check with?

             7           A.    I told you, my general counsel.

             8                 MS. LICHSTEIN:  Again, you should

             9           not testify as to the substance of any

            10           attorney-client communication.  You can

            11           testify to any other communication.

            12           A.    And my treasurer.

            13           Q.    So you relied on your general

            14    counsel and your treasurer?

            15           A.    Yes, sir.

            16           Q.    Did you understand when you were

            17    signing these documents that they related to

            18    the Brooke Group consent solicitation?

            19           A.    Yes, the general gist.

            20           Q.    You mentioned Bear Stearns in an

            21    earlier answer.  What was Bear Stearns'

            22    connection to the RJR matter?

            23           A.    I just read the name.

            24           Q.    Is Bear Stearns where Liggett had

            25    its account in which it purchased the RJR







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             2    shares?

             3           A.    I guess.  I don't know.

             4           Q.    I don't want you to speculate.

             5           A.    I don't know.

             6                 MR. STERN:  I'm going to mark as

             7           the next exhibit, a document numbered

             8           RC 357 through 359.  The first page

             9           recites "RJR Nabisco Holdings Cash Flow

            10           Statement 6/30/95."

            11                 (Document headed "RJR Nabisco

            12                 Holdings Cash Flow Statement

            13                 6/30/95," bearing production Nos.

            14                 RC 357 through RC 359 marked

            15                 Chakalian Exhibit 19 for

            16                 identification, as of this date.)

            17           Q.    Sir, have you ever seen a copy of

            18    that document before?

            19           A.    Yes, I have.

            20           Q.    What is it?

            21           A.    A cash flow statement.

            22           Q.    Cash flow statement for RJR

            23    Nabisco Holdings?

            24           A.    Yes.

            25           Q.    When did you see it?







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             2           A.    I don't recall.

             3           Q.    If you look at the first page,

             4    sir, you will see that there is a, what

             5    appears to be a, what may be a fax line and

             6    there is a date 8/18/95?

             7           A.    Right.

             8           Q.    Does that refresh your

             9    recollection as to when you saw this document?

            10           A.    Had to be around that time.

            11           Q.    Sir, if you would turn to the

            12    second page of the document, you see it

            13    appears to be a memo addressed to a Joanie?

            14           A.    Not a memo.

            15           Q.    It says fax memo, but in any

            16    event, the word "Joanie" appears.  Do you know

            17    who Joanie is?

            18           A.    My secretary.

            19           Q.    Then it goes on to say, "As

            20    discussed, please distribute to Dave and

            21    Rouben"?

            22           A.    Yes.

            23           Q.    BK.  BK is Bryant Kirkland; is

            24    that correct?

            25           A.    Right.







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             2           Q.    Did you have any discussions

             3    about this document with Mr. Kirkland?

             4           A.    No.

             5           Q.    What about Mr. Sheets?

             6           A.    Nope.

             7           Q.    Do you have any understanding as

             8    to why Mr. Kirkland sent you this document?

             9           A.    I don't even understand the

            10    document.

            11           Q.    But the question is, do you

            12    understand why Mr. Kirkland sent you the

            13    document?

            14                 MS. LICHSTEIN:  Objection, asked

            15           and answered.

            16                 MR. STERN:  I'm sorry, I had a

            17           pending question and I think you may

            18           not have been aware of that.

            19                 MS. LICHSTEIN:  He asked you the

            20           same question again and I objected

            21           because of a legal matter because you

            22           are not supposed to ask the same

            23           question twice.

            24           Q.    Do you understand why Mr.

            25    Kirkland sent you this document?







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             2           A.    As a matter of information.

             3           Q.    Did you regularly receive from

             4    Mr. Kirkland information concerning RJR

             5    Nabisco Holdings?

             6                 MS. LICHSTEIN:  Object to the

             7           form.

             8           A.    I received from Mr. Kirkland on

             9    many companies, not just RJR, including RJR.

            10           Q.    Did you understand at or about

            11    the time that you received this document that

            12    Mr. Kirkland was working on a possible

            13    transaction between RJR and Liggett

            14    Corporation?

            15           A.    I don't believe he was.

            16           Q.    Well, I'm asking you whether that

            17    was your understanding?

            18           A.    No.

            19           Q.    And you say you don't believe he

            20    was; is that correct?

            21           A.    He is a financial analyst.

            22           Q.    Mr. Kirkland was analyzing a

            23    possible combination between RJR and Liggett

            24    at about the time that he sent you this

            25    document?







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             2                 MS. LICHSTEIN:  I object to the

             3           form.  Can we have the whole question

             4           reread?

             5                 MR. STERN:  I will put a new

             6           question.

             7           Q.    When you received this document,

             8    were you aware that Mr. Kirkland was working,

             9    was performing an analysis of possible

            10    transactions between RJR and Liggett?

            11           A.    Specifically no.

            12           Q.    Did you have a general awareness

            13    to that effect?

            14           A.    He has done RJR-Liggett.  He has

            15    run RJR with another company.  He has done

            16    Liggett with another company.  He does all

            17    sorts of what-if scenarios.

            18           Q.    Were you performing any analysis

            19    of RJR in August 1995?

            20           A.    No.

            21           Q.    What use, if any, did you make of

            22    this document?

            23           A.    None.

            24                 MR. STERN:  Let's take a break.

            25                 (Recess taken.)







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             2                 MR. STERN:  Would you mark these?

             3                 (Group of documents marked

             4                 Chakalian Exhibits 20 through 33

             5                 for identification, as of this

             6                 date.)

             7           Q.    Mr. Chakalian, I'm going to place

             8    before you the documents we have marked as 20

             9    through 33.

            10           A.    All right.

            11           Q.    I'm going to ask you if you can

            12    identify these documents as documents that

            13    were maintained in your file and ask you if

            14    those documents refresh your recollection as

            15    to any discussions that you may have had with

            16    anyone concerning Mr. LeBow and RJR up until

            17    the time of the November 15th meeting of the

            18    proposed slate of nominees?

            19                 MS. LICHSTEIN:  We have two

            20           questions; is that right?

            21                 MR. STERN:  That's --

            22           Q.    First of all, can you identify

            23    those as documents that were maintained in

            24    your file?

            25                 MS. LICHSTEIN:  One by one or as







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             2           a group?

             3                 MR. STERN:  Unless your counsel

             4           objects, we can take them as a group.

             5                 MS. LICHSTEIN:  If he can.

             6                 MR. STERN:  If you can't take it

             7           as a group, please let me know.  Go

             8           through them one by one and tell me.

             9                 MS. LICHSTEIN:  Start with the

            10           first number.

            11           Q.    If you don't -- why don't you go

            12    through the documents one by one and state

            13    whether you recognize it and, if so, whether

            14    it was maintained in the file?

            15           A.    This was in my file.

            16                 MS. LICHSTEIN:  20.

            17           Q.    Exhibit 20?

            18           A.    Exhibit 20.

            19           Q.    Who sent you that document?

            20           A.    That came out of a publication

            21    called Tobacco_International.

            22           Q.    Is that a document you clipped

            23    for yourself?

            24           A.    Yes.

            25           Q.    Next document?







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             2           A.    And I clipped it for this

             3    article.

             4                 MS. LICHSTEIN:  He doesn't know

             5           what "this" is.

             6           Q.    The document speaks for itself.

             7                 MS. LICHSTEIN:  He was actually

             8           pointing.

             9           A.    Uzbat joint venture.

            10           Q.    Let's clarify the record.  Your

            11    purpose in retaining that article was not

            12    because it referred to RJR but because of

            13    another matter?

            14           A.    Right.

            15           Q.    Okay.

            16                 MS. LICHSTEIN:  Now we are on 21.

            17                 MR. STERN:  Yes.

            18                 MS. LICHSTEIN:  Again your

            19           question is?

            20           Q.    Sir, can you identify that

            21    document?

            22           A.    Yes.

            23           Q.    What is that document?

            24           A.    A document from RJR from Mike

            25    Harper to the shareholders.







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             2           Q.    And that document was sent to

             3    Liggett by Bear Stearns; is that correct?

             4           A.    Right.

             5           Q.    That's a document you retained in

             6    your file; is that correct?

             7           A.    Correct.

             8           Q.    Did you discuss that document

             9    with anyone?

            10           A.    No.

            11           Q.    Next document, please.

            12                 MS. LICHSTEIN:  22.

            13           Q.    Sir, can you identify that

            14    document?

            15           A.    Yes.

            16           Q.    Did you receive that document

            17    from anyone?

            18           A.    Yes.

            19           Q.    From whom did you receive it?

            20           A.    From Brooke Miami.

            21           Q.    Brooke Group?

            22           A.    Yes.

            23           Q.    Did you retain that document in

            24    your file?

            25           A.    Yes.







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             2           Q.    Did you discuss that document

             3    with anyone?

             4           A.    No.

             5           Q.    Do you know who at Brooke sent it

             6    to you?

             7           A.    I don't know.

             8           Q.    Do you know why the document was

             9    sent to you?

            10           A.    I don't know.

            11           Q.    Can you go to the next document,

            12    please?

            13                 MS. LICHSTEIN:  23.

            14           Q.    Sir, is Exhibit 23 a document

            15    that was sent to you by New Valley

            16    Corporation?

            17           A.    Yes.

            18           Q.    Was it retained in your file?

            19           A.    Yes.

            20           Q.    Do you know who at New Valley

            21    sent it to you?

            22           A.    No.

            23           Q.    Have you discussed that document

            24    with anyone?

            25           A.    No.







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             2           Q.    Do you know why the document was

             3    sent to you?

             4           A.    As standard, it's SOP, standard

             5    operating procedure.

             6           Q.    To do what?

             7           A.    To send press releases and

             8    everything out of Miami to me.

             9           Q.    Press releases concerning?

            10           A.    Concerning anything.

            11           Q.    Concerning any subject relating

            12    to Brooke Group; is that correct?

            13           A.    Any subject relating to Brooke

            14    Group and the cigarette business.

            15                 MS. LICHSTEIN:  No. 24.

            16           A.    This is more of the same.

            17           Q.    Sir, can you identify 24 as a

            18    document from your files?

            19           A.    Yes, it is.

            20           Q.    It was sent to you by Mr.

            21    Berkowitz; is that correct?

            22           A.    This was sent by me.

            23           Q.    Sorry, is that a document you

            24    sent to Mr. Berkowitz?

            25           A.    Yes.







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             2           Q.    Did you discuss that document

             3    with anyone?

             4           A.    No.

             5           Q.    Go to the next document, please.

             6                 MS. LICHSTEIN:  No. 25.

             7           Q.    Sir, is that a document, is 25 a

             8    document that was sent to you by Mr. Kirkland?

             9           A.    Yes.

            10           Q.    Did you discuss that document

            11    with anyone?

            12           A.    No.

            13           Q.    Did you retain a copy of it in

            14    your files?

            15           A.    Yes.

            16           Q.    Did you read the document when

            17    you received it?

            18           A.    Parts of it.

            19           Q.    Do you have any understanding as

            20    to why you were sent that document?

            21           A.    If you will see by the

            22    addressees, it's just a bunch of, you know,

            23    it's management from Brooke and some of the

            24    slate is on here.

            25           Q.    It's an informational document?







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             2           A.    Informational document, thank

             3    you.

             4           Q.    Could you go to the next

             5    document, please.

             6                 MS. LICHSTEIN:  26.

             7           Q.    Sir, is Exhibit 26 a news

             8    clipping from The_New_York_Times?
                                ___ ___ ____ _____

             9                 MS. LICHSTEIN:  Among other

            10           things.

            11           Q.    And other newspapers?

            12           A.    Yes.

            13           Q.    Are those clippings that you

            14    made, sir?

            15           A.    No.

            16           Q.    Who provided you with those

            17    clippings?

            18           A.    My public relations, from the

            19    clipping service that we have.  Some of it.

            20           Q.    So your recollection is that

            21    those clippings were provided by a clipping

            22    service; is that correct, sir?

            23           A.    Yes.

            24           Q.    Could you go to the next

            25    document, please.







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             2                 MS. LICHSTEIN:  Which is No. 27.

             3           Q.    Sir, is Exhibit 27 a document

             4    from your file?

             5           A.    Yes.

             6           Q.    Did you discuss Exhibit 27 with

             7    anyone?

             8           A.    No.

             9           Q.    Next document, please.

            10                 MS. LICHSTEIN:  28.

            11           Q.    Sir, is Exhibit 28 a document

            12    from your file?

            13           A.    Yes.

            14           Q.    Did you discuss that document

            15    with anyone?

            16           A.    No, I did not.

            17           Q.    Next document, please.

            18                 MS. LICHSTEIN:  29.

            19           Q.    Is Exhibit 29 a document from

            20    your file?

            21                 MS. LICHSTEIN:  Let him look

            22           through it.

            23                 MR. STERN:  Fine.

            24           A.    Yes.

            25           Q.    Did you discuss that document







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             2    with anyone?

             3           A.    No.

             4           Q.    Sir, what are the numbers of the

             5    exhibits that remain before you?

             6           A.    30.

             7           Q.    30 through 33; is that correct?

             8           A.    30 through 33.

             9           Q.    Are Exhibits 30 through 33

            10    documents that were maintained in your files?

            11           A.    Yes.

            12                 MS. LICHSTEIN:  That's for 30.

            13           A.    Yes.

            14                 MS. LICHSTEIN:  For 31.

            15           A.    Maintained in my files.

            16                 MS. LICHSTEIN:  Onto 32?

            17           A.    Yes.

            18                 MS. LICHSTEIN:  And now 33?

            19           A.    Yes.

            20           Q.    Sir, did you discuss -- exhibits

            21    were maintained in your file; is that correct?

            22           A.    Right.

            23           Q.    Did you discuss any of those

            24    exhibits with anyone?

            25           A.    No.







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             2                 MS. LICHSTEIN:  I object to the

             3           form.

             4           Q.    Having been shown those exhibits,

             5    have I refreshed your recollection as to any

             6    communications you might have had with Mr.

             7    LeBow or Brooke Group between the time he

             8    asked you to -- he raised with you the

             9    possibility of joining the RJR slate and this

            10    meeting in November, November 15th that you

            11    testified about?

            12           A.    Between what dates?

            13           Q.    Between the time that Mr. LeBow

            14    approached you concerning an RJR slate and the

            15    meeting in New York on November 15th?

            16           A.    That was the Sard meeting; right?

            17           Q.    Yes.

            18           A.    No.

            19           Q.    Does it refresh your recollection

            20    as to any communications you had with Mr.

            21    LeBow or anyone from Brooke Group concerning

            22    RJR prior to the time that Mr. LeBow asked you

            23    to consider joining the slate?

            24           A.    No.

            25           Q.    I take it you have heard of Carl







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             2    Icahn?

             3           A.    Yes.

             4           Q.    Have you ever met Mr. Icahn?

             5           A.    No, sir.

             6           Q.    Did you ever discuss Mr. Icahn

             7    with Mr. LeBow?

             8           A.    No, sir.

             9           Q.    When did you become aware -- are

            10    you aware that Mr. Icahn is a shareholder of

            11    RJR?

            12           A.    I read the papers.

            13           Q.    You read that in the newspaper;

            14    is that correct, sir?

            15           A.    Right.

            16           Q.    Do you have any information on

            17    Mr. Icahn's interest in RJR from any source

            18    other than the newspapers?

            19           A.    No, sir.

            20           Q.    After the meeting, what you

            21    called the Sard meeting which took place on

            22    November 15th, what did you do next in

            23    connection with RJR?

            24           A.    In connection with RJR?

            25           Q.    Yes.







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             2           A.    What does that mean?

             3           Q.    The RJR-LeBow matter?

             4           A.    Nothing.

             5           Q.    Did there come a time when you

             6    attended another meeting?

             7           A.    Until the next meeting, yes.

             8           Q.    So the record is clear, there

             9    came a time when you attended a second meeting

            10    of the proposed slate; is that correct?

            11           A.    Correct.

            12           Q.    Do you remember when that meeting

            13    took place?

            14           A.    I believe it was in December.

            15                 MR. STERN:  Let me mark as the

            16           next Exhibit RC 275.

            17                 (Memo from Mr. LeBow to Mr.

            18                 Chakalian, bearing production No.

            19                 RC 275, marked Chakalian Exhibit

            20                 34 for identification, as of this

            21                 date.)

            22           Q.    Sir, a copy of Exhibit 34 is in

            23    front of you.  Is this a memo from Mr. LeBow

            24    to you, sir?

            25           A.    Yes.







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             2           Q.    And it refers to a meeting of

             3    nominees for the board of directors of RJR for

             4    December 14th; do you see that?

             5           A.    Correct.

             6           Q.    At the Friars Club; is that

             7    right?

             8           A.    Correct.

             9           Q.    Did that meeting take place?

            10           A.    Yes, it did.

            11           Q.    Did it take place on December

            12    14th?

            13           A.    Yes, it did.

            14           Q.    At the Friars Club?

            15           A.    Yes, it did.

            16           Q.    Is that the meeting that you

            17    recall attending after the meeting on November

            18    15th?

            19           A.    Yes.

            20           Q.    The second meeting.  Did you have

            21    any discussions with Mr. LeBow or anyone else

            22    concerning RJR -- withdraw that.

            23                 Did you have any discussions

            24    about what would be said at the meeting or

            25    discussed at the meeting prior to the meeting







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             2    itself?

             3           A.    No.

             4           Q.    How long did the meeting last?

             5           A.    Lunchtime.

             6           Q.    Who was present?

             7           A.    I believe the whole slate.

             8           Q.    Anyone else?

             9           A.    Howard Lorber.

            10           Q.    Was there any discussion of RJR

            11    at that meeting?

            12           A.    I don't -- I believe so.

            13           Q.    What was said on that subject and

            14    by whom?

            15           A.    I don't remember by whom, but

            16    there was a general discussion of what's

            17    already been published.  It was a rehash.

            18           Q.    How long did that discussion

            19    take?

            20           A.    Lunchtime.

            21           Q.    Well, did it take the entire hour

            22    and-a-half or were other matters discussed as

            23    well?

            24           A.    No, I was there an hour, about an

            25    hour and 10 minutes because I had a meeting at







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             2    quarter to 2:00, so I know I left.

             3           Q.    During the time that you were

             4    there, was the only subject discussed the RJR

             5    matter?

             6           A.    Well, yes.

             7           Q.    Did Mr. LeBow speak on the

             8    subject?

             9           A.    I don't recall.

            10           Q.    Did Mr. Lorber?

            11           A.    I don't believe so.

            12           Q.    Do you recall what was said other

            13    than just a rehash, as you I think indicated?

            14           A.    A rehash.

            15           Q.    Were any documents distributed at

            16    the meeting or at the lunch?

            17           A.    I don't believe so.

            18           Q.    Was there a written agenda?

            19           A.    No.

            20           Q.    Was there any memorandum prepared

            21    after the event describing what had transpired

            22    at the event?

            23           A.    I have not seen it.

            24           Q.    Did you take any notes?

            25           A.    Did not.







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             2           Q.    Was anyone taking any notes?

             3           A.    It was around the lunch table,

             4    no.

             5           Q.    And did you say anything at this

             6    lunch meeting?

             7           A.    To the group?

             8           Q.    Yes.

             9           A.    Not a word.

            10           Q.    I take it there was social

            11    conversation at the meeting; is that correct?

            12           A.    Absolutely.

            13           Q.    You participated in that?

            14           A.    Absolutely.

            15           Q.    What did you do next in

            16    connection with Mr. LeBow's interest in RJR?

            17           A.    That's it.

            18                 MR. STERN:  I would like to mark

            19           as Exhibit 35, a document produced on

            20           behalf of Mr. Chakalian, RC 26 to 164.

            21                 (Document, bearing production

            22                 Nos. RC 26 through RC 164, marked

            23                 Chakalian Exhibit 35 for

            24                 identification, as of this date.)

            25           Q.    Mr. Chakalian, a copy of Exhibit







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             2    35 has been placed before you.  Have you ever

             3    seen that document?

             4           A.    Yes, I have.

             5           Q.    When did you see it?

             6           A.    I don't recall.

             7           Q.    Did you obtain it from someone?

             8           A.    Pardon me?

             9           Q.    Did you obtain this document from

            10    someone?

            11           A.    I believe it was sent to me.

            12           Q.    Do you know who sent it to you?

            13           A.    I believe it was -- well, no.

            14           Q.    Did it come from Brooke Group?

            15           A.    Yes.

            16           Q.    Did you review this document when

            17    you received it?

            18           A.    I didn't even look at it.

            19           Q.    Have you ever looked at this

            20    document?

            21           A.    Like I'm looking at it now.  I

            22    flipped through it.

            23           Q.    But you did not study it?

            24           A.    No, sir.

            25           Q.    If I am repeating myself, I will







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             2    apologize.  Did you ever discuss this document

             3    with anyone?

             4           A.    No.

             5           Q.    Do you know why you were given

             6    this document?

             7           A.    Because I'm on the -- probably

             8    because I'm on the slate of directors.

             9           Q.    So your understanding is you

            10    received it for informational purposes; is

            11    that correct?

            12           A.    Right.

            13           Q.    Information in connection with

            14    your --

            15           A.    Exactly.

            16           Q.    -- with your serving on the

            17    proposed slate of directors; is that correct?

            18           A.    Correct.

            19           Q.    Sir, did you maintain any file at

            20    home concerning RJR?

            21           A.    No, sir.

            22                 MR. STERN:  Off the record.

            23                 (Discussion off the record.)

            24                 MR. STERN:  I would like to mark

            25           as the next exhibit, Exhibit 36, a







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             1                      Chakalian

             2           document from the files of Mr.

             3           Chakalian RC 235 to 249.

             4                 (Fax and attachments from Mr.

             5                 Lampen to Mr. Chakalian, bearing

             6                 production Nos. RC 235 through RC

             7                 249 marked Chakalian Exhibit 36

             8                 for identification, as of this

             9                 date.)

            10           Q.    Sir, I'm placing Exhibit 36 in

            11    front of you and ask you if you can identify

            12    that document?

            13           A.    Who is this from?  Okay.

            14           Q.    Can you identify that document,

            15    sir?

            16           A.    Yes.

            17           Q.    What is it?

            18           A.    A fax and attachments from Dick

            19    Lampen of New Valley to me at Liggett and I

            20    wasn't home -- I wasn't there.

            21           Q.    You say you weren't there.  Did

            22    you eventually receive that document?

            23           A.    Yes.  I instructed my secretary

            24    to give that document to Josiah and then I

            25    signed it and sent it back.







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             2           Q.    This document, sir, appears to be

             3    an agreement between a number of concerns

             4    including Liggett and Jeffries?

             5           A.    Right.

             6           Q.    Did you discuss Jeffries?  Do you

             7    know what Jeffries is, sir?

             8           A.    Yes, I do.

             9           Q.    What is Jeffries?

            10           A.    Another one of these investment

            11    financial, you know.

            12           Q.    Investment banking firm, would

            13    that be an accurate description?

            14           A.    That's an accurate description.

            15           Q.    Is Jeffries performing any

            16    services in connection with the consent

            17    solicitation, to your knowledge?

            18           A.    No -- I don't know.

            19           Q.    Have you discussed the role of

            20    Jeffries, if any, in this consent solicitation

            21    with anyone?

            22           A.    Not at all.

            23           Q.    You have never discussed Jeffries

            24    with Mr. LeBow; is that correct?

            25           A.    Not at all.







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             2                 MS. LICHSTEIN:  We have the same

             3           problem.

             4                 MR. STERN:  Yes.

             5           Q.    Did you ever discuss Jeffries

             6    with Mr. LeBow?

             7           A.    No.

             8           Q.    Do you know why?

             9                 MS. LICHSTEIN:  The "Am I

            10           correct," at the end of his question.

            11           That was the problem.

            12           Q.    Do you know why Liggett engaged

            13    Jeffries?

            14           A.    No.

            15           Q.    Sir, I'm going to just show you

            16    one exhibit that we previously marked,

            17    Chakalian Exhibit 31, and ask you to look at

            18    the second page?

            19           A.    Right.

            20           Q.    Which purports to be an analysis

            21    of an effective debt exchange on common

            22    shareholders RJR Nabisco; do you see that?

            23           A.    Yes, sir.

            24           Q.    Did you review that document?

            25           A.    I looked at it.







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             2           Q.    Why was it sent to you, if you

             3    know?

             4                 MS. LICHSTEIN:  Object to the

             5           form.

             6           A.    Part of the informational system,

             7    Mr. Kirkland sends all, you know.

             8           Q.    Did you regard this information

             9    as relevant?

            10                 MS. LICHSTEIN:  Object to the

            11           form.

            12           A.    I don't understand it.

            13           Q.    Did you ask Mr. Kirkland why he

            14    sent it to you?

            15           A.    Yes.

            16           Q.    What did he say?

            17           A.    "You are automatic on my

            18    computer.  It all goes automatically."

            19           Q.    Sir, earlier in your deposition

            20    you talked about a conversation with Mr. LeBow

            21    in which you expressed your commitment to the

            22    idea of a spin-off of Nabisco?

            23           A.    Right.

            24           Q.    Did you tell Mr. LeBow you were

            25    committed to an immediate spin-off of Nabisco?







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             2           A.    No time frame was given.  I was

             3    committed to a spin-off.

             4           Q.    But you did not discuss with him

             5    whether it would be an immediate spin-off or a

             6    spin-off at some later date?

             7           A.    Not specifically.

             8           Q.    Are you committed to an immediate

             9    spin-off?

            10           A.    I am.

            11           Q.    Sir, did you retain all the

            12    documents that you received in connection with

            13    your service on the proposed RJR slate in the

            14    file, in your files?

            15           A.    They are right here.

            16           Q.    Yes.  So you did not discard or

            17    destroy any documents?

            18           A.    No, sir.

            19           Q.    Did you ever hear of Lucio Tan?

            20           A.    Yes, I have.

            21                 MS. LICHSTEIN:  Do you have a

            22           guess, because I have to call my

            23           office.

            24                 MR. STERN:  Off the record.

            25                 (Discussion off the record.)







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             2           Q.    I'm sorry, you said you have

             3    heard of Mr. Tan; is that correct?

             4           A.    Yes, I certainly have.

             5           Q.    Who is Mr. Tan?

             6           A.    Mr. Tan is an entrepreneur in

             7    Maqueda City in the Philippines.  He is the

             8    owner of Fortune Tobacco in the Philippines.

             9           Q.    Do you know Mr. Tan?

            10           A.    I've had -- yes, I have met him.

            11           Q.    Did you ever discuss RJR with Mr.

            12    Tan?

            13           A.    Many times.

            14           Q.    When was the last such

            15    discussion?

            16           A.    1984.

            17           Q.    Did you ever discuss Mr. Tan with

            18    Mr. LeBow?

            19           A.    Yes.

            20           Q.    When did you discuss Mr. Tan with

            21    Mr. LeBow?

            22           A.    When Mr. LeBow told me he was

            23    going to the Philippines to meet him.

            24           Q.    When did Mr. LeBow tell you that?

            25           A.    Sometime in the third quarter, I







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             2    believe it was.

             3           Q.    Third quarter of 1995?

             4           A.    '95.

             5           Q.    I take it you had not spoken

             6    with -- when was the last time you had met Mr.

             7    Tan?

             8           A.    1984.  '85.

             9           Q.    The discussion you had with Mr.

            10    LeBow, that was a telephone conversation; is

            11    that correct?

            12           A.    Correct.

            13           Q.    Did he call you or you call him?

            14           A.    I don't recall.

            15           Q.    What did Mr. LeBow say to you on

            16    the subject of Mr. Tan?

            17           A.    That he was going to Asia and he

            18    was going to be meeting with Mr. Tan.

            19           Q.    Did he tell you when he would be

            20    meeting with Mr. Tan?

            21           A.    I don't recall.

            22           Q.    Did he tell you about what he

            23    would be talking to Mr. Tan about?

            24           A.    He mentioned one of the subjects

            25    would be about RJR.







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             2           Q.    What did he say he would tell Mr.

             3    Tan about RJR?

             4           A.    My recollection was that it was

             5    going to be the same thing as we talked to

             6    Reemstma about.

             7           Q.    What was that?

             8           A.    About a possible merger, joint

             9    venture, all of the above.

            10           Q.    What did you say to Mr. LeBow?

            11           A.    In what respect?

            12           Q.    About Mr. Tan?

            13           A.    I don't think I want to answer

            14    that.

            15           Q.    Did you make remarks about Mr.

            16    Tan of a personal nature?

            17           A.    Yes.

            18           Q.    Well, did any of these remarks

            19    bear on Mr. Tan's qualifications to engage in

            20    the kind of transaction that Mr. LeBow was

            21    contemplating?

            22           A.    No.

            23           Q.    Did they have any relevance to

            24    RJR?

            25           A.    No, not in this specific case.







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             2           Q.    What is your reason for being

             3    reluctant to put on the record what you said

             4    about Mr. Tan?

             5           A.    Because I'm not protecting Mr.

             6    LeBow, I'm protecting RJR in this case, okay,

             7    because of my past association with RJR.

             8                  MR. STERN:  I think in this

             9           case, I think we will treat this as we

            10           treated the last time, that the witness

            11           expressed a reservation about

            12           disclosing a matter.  We are in the

            13           process of negotiating a

            14           confidentiality order.  When that's in

            15           place, we may come back.

            16                 MS. LICHSTEIN:  Fine.

            17                 MR. STERN:  To this subject.

            18                 MS. LICHSTEIN:  That's an

            19           appropriate way of handling it, okay.

            20           Q.    Did Mr. LeBow or you say anything

            21    further about Mr. Tan in this conversation?

            22           A.    No, sir.

            23           Q.    When did you next discuss Mr.

            24    Tan, if ever?

            25           A.    I did not.







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             2           Q.    Did Mr. LeBow tell you what came

             3    of his meeting -- did Mr. LeBow ever tell you

             4    that he had met with Mr. Tan?

             5           A.    Yes.

             6           Q.    When was that?

             7           A.    I don't remember when it was.

             8           Q.    Again, was this a telephone call?

             9           A.    Yes.

            10           Q.    What did Mr. LeBow say about that

            11    meeting?

            12           A.    That he didn't have much time

            13    with him.

            14           Q.    Did Mr. LeBow did not have much

            15    time with Mr. Tan?

            16           A.    Yes.

            17           Q.    Did he say anything else about

            18    the meeting?

            19           A.    No.

            20           Q.    Did he say whether they had in

            21    fact discussed RJR at the meeting?

            22           A.    No.

            23           Q.    Did he say who else was at the

            24    meeting?

            25           A.    Yes.







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             2           Q.    What did he say in that respect?

             3           A.    Harry was there, Mr. Tan's first

             4    lieutenant.

             5           Q.    Harry, what is Harry's full name,

             6    if you know?

             7           A.    Harry, Harry, what the hell is

             8    his name?  Is it Harry?  Harry Tan, I believe.

             9    It's his cousin.

            10           Q.    Did he indicate whether or not

            11    Mr. Taberer was there?

            12           A.    No.

            13           Q.    Did he say anything else about

            14    his meeting with Mr. Tan?

            15           A.    No.

            16           Q.    Did you ever hear again from Mr.

            17    LeBow on Mr. Tan?

            18           A.    From Mr. LeBow?

            19           Q.    Yes.

            20           A.    No.

            21           Q.    Did you ever discuss Mr. Tan with

            22    anyone other than Mr. LeBow in connection with

            23    a possible transaction involving Mr. LeBow and

            24    RJR?

            25           A.    I don't recall.







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             2                 MR. RAPER:  Excuse me, would you

             3           read that back to me or would you tell

             4           me what the question was?

             5                 MR. STERN:  Why don't we have the

             6           question and answer reread so we are

             7           clear that the record is accurate.

             8                 (Record read)

             9           Q.    Did you ever hear of Michael

            10    Price?

            11           A.    Yes, he is another one of these

            12    analysts or whatever down on Wall Street.

            13           Q.    Did you ever discuss Mr. Price

            14    with Mr. LeBow?

            15           A.    No.

            16           Q.    Did you ever discuss Mr. Price

            17    with anyone in connection with Mr. LeBow's

            18    interest in RJR?

            19           A.    No, sir.

            20           Q.    Other than those about whom you

            21    have testified, have you ever discussed with

            22    Mr. LeBow any other parties or individuals

            23    that he approached concerning RJR?

            24                 MS. LICHSTEIN:  Object to the

            25           form.







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             2           A.    No.

             3           Q.    Are you aware whether or not Mr.

             4    LeBow approached anyone else, anyone other

             5    than Reemstma and Mr. Tan concerning RJR?

             6           A.    No.

             7           Q.    Have you ever had any

             8    discussions -- I will withdraw that.

             9                 Have you ever discussed with

            10    anyone as to whether or not New Valley is

            11    required to register under the Investment

            12    Company Act of 1940?

            13           A.    No.

            14           Q.    Have you ever discussed with

            15    anyone any connection between the Investment

            16    Company Act and New Valley's purchases of RJR?

            17           A.    No.  I don't understand the

            18    question, so no.

            19                 MR. STERN:  Let me just have a

            20           couple minutes.

            21                 MS. LICHSTEIN:  Sure, go right

            22           ahead.

            23                 (Recess taken.)

            24           Q.    Just a few follow-up questions.

            25                 Have you read the deposition of







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             2    any other witness in this case prior to --

             3           A.    No, I have not.

             4           Q.    Let me finish.  -- prior to your

             5    attendance at this deposition?

             6           A.    No, I have not.

             7           Q.    Who else is on the board of

             8    directors of Liggett?

             9           A.    Mr. LeBow and Mr. Ronald

            10    Bernstein.

            11           Q.    How long have they been on the

            12    board?

            13           A.    LeBow I guess forever, I don't

            14    know.  Bernstein I put him on the board in

            15    '94, where are we?  Yes, '94.

            16           Q.    Is Mr. Bernstein employed by

            17    Liggett?

            18           A.    Mr. Bernstein is running the

            19    Russian operation in Moscow.

            20           Q.    Russian operation of Liggett?

            21           A.    Used to be my CFO.

            22           Q.    Will the consent solicitation --

            23    let me put a different question.  In your

            24    opinion, will there be any benefit to Liggett

            25    from your participation in the consent







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             2    solicitation?

             3                 MS. LICHSTEIN:  I object to the

             4           form.

             5           A.    I don't believe so.

             6           Q.    Have you discussed that with Mr.

             7    LeBow?

             8           A.    Not at all.

             9           Q.    With anyone else?

            10           A.    Not at all.

            11           Q.    Has Mr. LeBow or any of his

            12    colleagues discussed with you any

            13    circumstances under which the proposed slate

            14    would not in fact run for election?

            15           A.    Come again?

            16           Q.    I will put a different question.

            17                 Is it your understanding that

            18    there are circumstances under which you will

            19    not run for membership on the RJR board?

            20           A.    My understanding?

            21           Q.    Yes.

            22           A.    Yes, there is.

            23           Q.    What are those circumstances?

            24           A.    If Reynolds spins off Nabisco in

            25    the next couple of months.







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             2           Q.    Then you would not run for

             3    election; is that correct?

             4           A.    That's my understanding.

             5           Q.    And have you ever discussed with

             6    Mr. LeBow whether there would be circumstances

             7    where you would not run for election even if

             8    RJR were to decline to spin-off Nabisco in the

             9    next several months?

            10                 MS. LICHSTEIN:  Sorry, can I have

            11           that back?

            12                 MR. STERN:  If you could read the

            13           question.

            14                 (Record read.)

            15           A.    No.

            16                 MS. LICHSTEIN:  I take it the

            17           "you" -- I should have said this

            18           before, does the "you" mean the whole

            19           slate or Mr. Chakalian personally?

            20           Q.    The whole slate?

            21           A.    Oh, I was thinking of this.

            22           Q.    Does your answer change if we

            23    make clear that the "you" meant the whole

            24    slate?

            25           A.    Six of one, half a dozen of the







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             1                      Chakalian

             2    other.

             3                 MR. STERN:  Subject to

             4           reservations of rights and the like

             5           that we have made in the course of this

             6           deposition, I have no further

             7           questions.

             8                 MS. LICHSTEIN:  Thank you very

             9           much.

            10                 (Time noted:  2:10 P.M.)

            11

            12                 Rouben V. Chakalian

            13

            14    Subscribed and sworn to

            15    before me this______day

            16    of_________________1996.

            17

            18

            19

            20

            21

            22

            23

            24

            25







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             1

             2
                                  C E R T I F I C A T E
                                  _ _ _ _ _ _ _ _ _ _ _
             3
                  STATE OF NEW YORK     )
             4                          )  ss.:
                  COUNTY OF NEW YORK    )
             5
                               I, DONNA BRUNCK, a Certified
             6
                         Shorthand Reporter and Notary Public within
             7
                         and for the State of New York, do hereby
             8
                         certify:
             9
                               That I reported the proceedings in
            10
                         the within-entitled matter, and that the
            11
                         within transcript is a true record of
            12
                         such proceedings.
            13
                               I further certify that I am not
            14
                         related, by blood or marriage, to any of
            15
                         the parties in this matter and that I am
            16
                         in no way interested in the outcome of
            17
                         this matter.
            18
                               IN WITNESS WHEREOF, I have hereunto
            19
                         set my hand this 24th day of January,

            20
                         1996.
            21
                                        __________________________
            22                             DONNA BRUNCK, CSR

            23

            24

            25







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             1

             2    January 24, 1996

             3                        I N D E X

                  WITNESS                                       PAGE

             4    ROUBEN V. CHAKALIAN
                         Examination by Mr. Stern                4
             5
                                   E X H I B I T S

             6    CHAKALIAN

                  FOR IDENTIFICATION                            PAGE

             7    1      Multipage document, top fax from
                         Mr. LeBow to Mr. Chakalian,
             8           and attached engagement letter,
                         bearing production Nos. 379
             9           through 387                            46

            10    2      Schedule                               53

            11    3      Report dated July 1995 from
                         Bernstein by Gary Black,
            12           bearing production Nos. RC 300
                         through RC 351                         79
            13
                  4      Document dated August 14, 1995,
            14           bearing production Nos. RC 363
                         through 378                            87
            15
                  5      Indemnification Agreement,
            16           bearing production Nos. RC 3
                         through RC 17                         104
            17
                  6      Document, bearing production
            18           Nos. RC 352 through RC 356            105

            19    7      Questionnaire, bearing production
                         Nos. RC 199 through RC 221            116
            20
                  8      Memorandum from Mr. LeBow to
            21           Mr. Chakalian, bearing production
                         No. RC 264                            119
            22
                  9      Questionnaire, bearing production
            23           Nos. RC 258 through RC 260            124

            24    10     Draft of press release, bearing
                         production Nos. RC 254 through 257    125
            25







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             1

             2    January 24, 1996

             3                     E X H I B I T S
                                     (Continued)
             4
                  CHAKALIAN

             5    FOR IDENTIFICATION                            PAGE

                  11     Memorandum dated November 21,
             6           1995 from Mr. Chakalian, bearing
                         production Nos. RC 21 through RC 25   136
             7
                  12     Letter dated August 15, 1995,
             8           bearing production No. RC 362         145

             9    13     Copy of article titled
                         "RJR Appears Ripe For Buyout
            10           Analysts Say," bearing production
                         No. RC 360                            149
            11
                  14     Letter, bearing production No.
            12           RC 284                                152

            13    15     Fax from Peter Strauss to Chester
                         Hopkins dated November 13,
            14           1995, bearing production Nos.
                         RC 261 and RC 262                     156
            15
                  16     Letter to Bear Stearns, bearing
            16           production Nos. RC 292 to RC 293      164

            17    17     Opinion powers of attorney,
                         bearing production Nos. RC 294
            18           to RC 297                             164

            19    18     Document, bearing production
                         Nos. RC 276 to RC 280                 164
            20
                  19     Document headed "RJR Nabisco
            21           Holdings Cash Flow Statement
                         6/30/95," bearing production Nos.
            22           RC 357 through RC 359                 172

            23    20-33  Group of documents                    177

            24    34     Memo from Mr. LeBow to Mr.
                         Chakalian, bearing production
            25           No. RC 275                            189







                     CLASSIC REPORTING, INC. (212) 268-2590

                                                                    216


             1

             2    January 24, 1996

             3                     E X H I B I T S
                                     (Continued)
             4
                  CHAKALIAN

             5    FOR IDENTIFICATION                            PAGE

                  35     Document, bearing production
             6           Nos. RC 26 through RC 164             193

             7    36     Fax and attachments from Mr.
                         Lampen to Mr. Chakalian,
             8           bearing production Nos. RC 235
                         through RC 249                        196
             9
                               DIRECTION NOT TO ANSWER

            10                       PAGE   LINE

                                      142    22
            11                         through
                                      143    14
            12

            13

            14

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25







                     CLASSIC REPORTING, INC. (212) 268-2590

                                                                    1

==============================================================================
In The Matter Of:

                              RJR NABISCO v.
                           BENNETT S. LEBOW et al.

                             ----------------

                              ROBERT L. FROME
                         Vol. 1, January 30, 1996

                             ----------------


                          CLASSIC REPORTING, INC.
                            13 WEST 36th STREET
                            NEW YORK, NY 10018
                              (212) 268-2590


                   Original File rf013096.asc, 128 Pages
               Min-U-Script[Registered] File ID: 2216453498



          Word Index included with this Min-U-Script[Registered]

==============================================================================

==============================================================================

                    IN THE UNITED STATES DISTRICT COURT

                 FOR THE MIDDLE DISTRICT OF NORTH CAROLINA

                  -------------------------------------x
                                                       :
                  RJR NABISCO HOLDINGS CORP.,          :
                                                       :
                                     Plaintiff,        :
                                                       :
                               -against-               :6:95CV00812
                                                       :
                  BENNETT S. LEBOW, BROOKE GROUP LTD., :
                  And CARL C. ICAHN,                   :
                                                       :
                                     Defendants.       :
                                                       :
                  -------------------------------------x

                                     January 30, 1996
                                     3:50 P.M.



                               Deposition of ROBERT L. FROME,

                  taken by plaintiff pursuant to subpoena, at

                  the law offices of Wachtell Lipton Rosen &

                  Katz, 51 West 52nd Street, New York, New York

                  10019, before Donna Brunck, a Certified

                  Shorthand Reporter and Notary Public within

                  and for the State of New York.


                                                                    2


             1

             2    A P P E A R A N C E S:

             3           WACHTELL LIPTON ROSEN & KATZ
                               Attorneys for Plaintiff
             4                 51 West 52nd Street
                               New York, New York 10019
             5
                         BY:   RACHELLE SILVERBERG, ESQ.
             6

             7           MILBANK, TWEED, HADLEY & McCLOY
                               Attorneys for Defendants
             8                 and the Witness
                               1 Chase Manhattan Plaza
             9                 New York, New York 10005-1413

            10           BY:   DUNCAN J. LOGAN, ESQ.

            11
                         PROSKAUER ROSE GOETZ & MENDELSOHN, L.L.P.
            12                 Attorneys for the Witness
                               1585 Broadway
            13                 New York, New York 10036-8299

            14           BY:   GREGG M. MASHBERG, ESQ.

            15
                         ALSO PRESENT:
            16                 Harlan Protass
                                     Milbank, Tweed, Hadley & McCloy
            17

            18

            19

            20

            21

            22

            23

            24

            25


                                                                    3


             1

             2                 IT IS HEREBY STIPULATED AND AGREED by

             3    and among the attorneys for the respective parties

             4    herein that the sealing, filing and certification

             5    of the within deposition be waived; that such

             6    deposition may be signed and sworn to before any

             7    officer authorized to administer an oath, with the

             8    same force and effect as if signed and sworn to

             9    before a judge of this court.

            10                 IT IS FURTHER STIPULATED AND AGREED

            11    that all objections, except as to the form, are

            12    reserved to the time of the trial.

            13

            14

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25

             1                        Frome

             2    R O B E R T   L.   F R O M E,

             3           having been first duly sworn by the

             4           Notary Public (Donna Brunck), was

             5           examined and testified as follows:

             6    EXAMINATION BY MS. SILVERBERG:

             7           Q.    Please state your name and

             8    address for the record.

             9           A.    Robert L. Frome, 505 Park Avenue,

            10    New York, New York 10022.

            11           Q.    What is your business address?

            12           A.    Same.

            13           Q.    Are you an attorney?

            14           A.    Yes.

            15           Q.    Did you do anything to prepare

            16    for this deposition?

            17           A.    Yes.

            18           Q.    What did you do?

            19           A.    I met with Mr. Mashberg and Mr.

            20    Logan and Mr. Protass just before the

            21    deposition, and about a week ago I met with

            22    Mr. Mashberg and Mr. Logan.

            23           Q.    Did you look at any documents in

            24    preparation for your deposition?

            25           A.    No.

             1                        Frome

             2           Q.    Did you review any deposition

             3    transcripts in preparation for your

             4    deposition?

             5           A.    No.

             6           Q.    Did you discuss your deposition

             7    today with anyone else?

             8           A.    What do you mean?

             9           Q.    Did you?

            10           A.    Besides myself?

            11           Q.    Besides yourself, yes?

            12           A.    Yes.

            13                 MR. LOGAN:  And the three he

            14           previously testified to?

            15           Q.    Did you discuss your testimony

            16    with anybody other than Mr. Mashberg, Mr.

            17    Logan and Mr. Protass?

            18           A.    No.  I mean, I told people I was

            19    going to be deposed.

            20           Q.    Did you discuss your deposition

            21    testimony with any other nominee to the RJR

            22    board of directors?

            23           A.    No.

            24           Q.    Have you ever been deposed

            25    before?

             1                        Frome

             2           A.    Yes.

             3           Q.    How many times?

             4           A.    A few.

             5           Q.    What is the best of your

             6    recollection as to how many times you have

             7    been deposed before?

             8           A.    I don't remember.

             9           Q.    Were you deposed more than once?

            10           A.    Yes, a few means more than once.

            11           Q.    Were you deposed more than five

            12    times?

            13           A.    I don't believe so.

            14           Q.    Were you a defendant in any of

            15    the matters in which your deposition was

            16    taken?

            17           A.    Yes, in one, I believe.

            18           Q.    Where was that action pending?

            19           A.    Minnesota, I believe, or

            20    Wisconsin, one of those places.

            21           Q.    What was the nature of that

            22    litigation?

            23           A.    This had to do with a group of

            24    individuals who invested in a tax shelter and

            25    I was a director of a coal company that had a

             1                        Frome

             2    contractual relationship with the partnership

             3    that was the tax shelter, and these investors

             4    were suing the tax shelter partnership and the

             5    coal company.

             6           Q.    Did those claims involve

             7    allegations of violations of the federal

             8    securities laws?

             9           A.    Yes.

            10           Q.    When was that litigation?

            11           A.    I would say late 1970s.

            12           Q.    How was that matter resolved?

            13           A.    It was settled.

            14           Q.    When was the first time your

            15    deposition was taken?

            16           A.    I don't know.  More than 10 years

            17    ago.

            18           Q.    When was the last time your

            19    deposition was taken?

            20           A.    I don't remember.

            21           Q.    Has your deposition been taken

            22    within the last five years?

            23           A.    I don't believe so.

            24           Q.    What were the nature of the other

            25    matters in which your deposition was taken?

             1                        Frome

             2           A.    I had a matrimonial action one

             3    time that I was a party to.

             4           Q.    Any other matters that you can

             5    recall?

             6           A.    Where I was deposed?

             7           Q.    Yes.

             8           A.    I don't remember.

             9           Q.    Are you here today pursuant to a

            10    subpoena?

            11           A.    I don't know.  If I am, I was

            12    told I am entitled to a witness fee which I

            13    haven't received.  Am I here with respect to a

            14    subpoena?

            15           Q.    Yes, you are.

            16           A.    Where is my witness fee?

            17           Q.    That's inadvertent and I will see

            18    that you get your witness fee.

            19           A.    I will rely on that.

            20           Q.    You mentioned earlier that you

            21    prepared for your deposition with Mr.

            22    Mashberg, Mr. Logan and Mr. Protass?

            23           A.    Yes, ma'am.

            24           Q.    Are each of these three

            25    individuals your counsel?

             1                        Frome

             2           A.    Yes, ma'am.

             3           Q.    Are you paying the legal fees of

             4    Milbank Tweed?

             5           A.    Definitely not.

             6           Q.    Are you paying the legal fees of

             7    Proskauer Rose?

             8           A.    Definitely not.

             9           Q.    Do you know who is paying those

            10    legal fees?

            11           A.    No.

            12                 MS. SILVERBERG:  I would like to

            13           mark as Frome Exhibit 1, a subpoena

            14           issued to Robert L. Frome dated

            15           December 19, 1995.

            16                 (Subpoena issued to Robert L.

            17                 Frome dated December 19, 1995,

            18                 marked Frome Exhibit 1 for

            19                 identification, as of this date.)

            20           Q.    The court reporter just placed in

            21    front of you what's been marked as Frome

            22    Exhibit 1.  Have you ever seen that document

            23    before?

            24           A.    No, ma'am.

            25           Q.    Is that a subpoena issued to you?

             1                        Frome

             2           A.    That's what it says.

             3                 MR. MASHBERG:  He can read what

             4           it is.

             5                 MR. LOGAN:  Objection to form.

             6           A.    It says subpoena in a civil case

             7    AO88 revised 1/94.

             8           Q.    If you turn the first page of the

             9    document, do you see a document labeled

            10    attachment A?

            11           A.    Yes, I do.

            12           Q.    Have you ever seen that document

            13    before?

            14           A.    No, ma'am.

            15           Q.    Did anybody ever tell you that

            16    you were requested to produce documents prior

            17    to today's deposition?

            18           A.    Yes.

            19           Q.    Did anybody tell you the type of

            20    documents that you were supposed to produce

            21    prior to today's deposition?

            22           A.    What do you mean?

            23           Q.    Did you have an understanding

            24    that you were to produce certain documents

            25    prior to your deposition today?

             1                        Frome

             2           A.    Yes.

             3           Q.    What documents did you understand

             4    were to be produced?

             5           A.    All documents relating to the RJR

             6    situation.

             7           Q.    Did you search your files for

             8    documents relating to the RJR situation?

             9           A.    Yes, ma'am.

            10           Q.    Which files did you search?

            11           A.    What do you mean?

            12           Q.    Do you maintain files?

            13           A.    Yes.  Well, some, yes.

            14           Q.    What are the locations of those

            15    files?

            16           A.    They are in my, they are all

            17    around, in my office, in the file room, they

            18    are in storage, in my house, in my mother's

            19    house.  I didn't look in my mother's house.

            20           Q.    How did you undertake to search

            21    your files for documents relating to the RJR

            22    situation?

            23           A.    I got off my chair, found a file

            24    said RJR, there it was.

            25           Q.    Did you look for RJR files in

             1                        Frome

             2    your home?

             3           A.    No.

             4           Q.    Do you maintain RJR files in your

             5    home?

             6           A.    No.

             7           Q.    Do you have any documents

             8    relating to RJR in your home?

             9           A.    No -- well, no.

            10           Q.    Did you search your office for

            11    files relating to RJR?

            12           A.    I looked around.  I have a pretty

            13    spare office.  I don't keep much there.

            14           Q.    Where do you -- let me rephrase

            15    that.  Over the past few months, have you

            16    received documents relating to RJR?

            17           A.    Yes.

            18           Q.    What have you done with those

            19    documents?

            20           A.    I threw them away.

            21           Q.    Did you throw all of them away?

            22           A.    No, but generally.

            23           Q.    Did you keep certain of the

            24    documents?

            25           A.    Yes, ma'am.

             1                        Frome

             2           Q.    On what basis did you decide

             3    whether to keep a document or throw it away?

             4           A.    Well, I get this blizzard of

             5    faxes, I threw all those away except there

             6    were one or two I hadn't yet thrown away when

             7    my counsel visited me and they told me that,

             8    they asked that I give them those and I keep

             9    any future faxes.  Of course at the first

            10    chance I got, I called up people sending me

            11    the faxes and told them to stop.

            12           Q.    Was it your practice, though, to

            13    throw away faxes you received?

            14                 MR. MASHBERG:  In this case?

            15           A.    Yes.

            16                 MR. MASHBERG:  When I say cases,

            17           in connection with RJR?

            18           A.    In this situation, yes.

            19           Q.    Let me rephrase the question.

            20    Was it your practice to throw away faxes that

            21    you received relating to RJR?

            22           A.    Yes, ma'am.

            23           Q.    At what point did you stop

            24    throwing away faxes that you received?

            25           A.    About a week ago when a gentleman

             1                        Frome

             2    came to visit me.

             3           Q.    Were there any other criteria you

             4    used to determine whether or not to save a

             5    document?

             6           A.    I don't know.  There weren't many

             7    other documents.

             8           Q.    Do you recall how many documents

             9    other than faxes you threw away?

            10           A.    Not many.

            11           Q.    Can you recall any specific

            12    documents that you received other than

            13    newspaper articles that you threw away?

            14           A.    No, I don't remember.

            15           Q.    Do you recall receiving any

            16    financial analyses of RJR?

            17           A.    On the fax?

            18           Q.    On the fax.

            19           A.    No.

            20           Q.    Do you remember receiving any

            21    computer-generated financial runs relating to

            22    RJR by fax?

            23           A.    No, ma'am.

            24           Q.    What did you do with the

            25    documents that you did not throw out?

             1                        Frome

             2           A.    I saved them.

             3           Q.    Did you save them in one place?

             4           A.    Yes.

             5           Q.    You saved them in a file?

             6           A.    Sort of.

             7           Q.    How did you save them?

             8           A.    I had a place I knew where they

             9    were when I put them there.

            10           Q.    Was that the place that you

            11    searched in order to obtain documents

            12    responsive --

            13           A.    I looked there and amazingly it

            14    was still there and I gave it to Mr. Mashberg.

            15           Q.    Did you give Mr. Mashberg all the

            16    documents you found relating to RJR?

            17           A.    Yes, I did.

            18           Q.    Can you think of any documents

            19    relating to RJR that were not provided to Mr.

            20    Mashberg?

            21           A.    Today I did see a copy like of an

            22    indemnity agreement or something like that,

            23    but I guess I saw it afterward, I guess you

            24    had that already.  I gave it to you, I'm not

            25    sure.

             1                        Frome

             2           Q.    Did you bring that with you

             3    today?

             4           A.    No, I didn't.  I can furnish it

             5    to you.

             6           Q.    Are there any other documents

             7    that you have relating to RJR that were not

             8    provided to counsel?

             9           A.    Yes, it was a one-page thing that

            10    said I would agree to serve as a nominee.

            11           Q.    Are there any other documents?

            12           A.    No, not that I found.

            13           Q.    Did you fill out a questionnaire

            14    relating to your nomination to the RJR board

            15    of directors?

            16           A.    Yes, I did.

            17           Q.    Did you maintain that document?

            18           A.    I'm not sure.

            19           Q.    Are you aware of any documents

            20    that you turned over to your counsel in

            21    response to the request that were not produced

            22    to RJR?

            23           A.    No, I'm not.

            24                 MR. MASHBERG:  I will answer

            25           that.  Everything that the witness

             1                        Frome

             2           provided to us has been produced.  You

             3           have it.

             4                 MS. SILVERBERG:  Are any

             5           documents being withheld on the grounds

             6           of privilege?

             7                 MR. MASHBERG:  No.

             8           Q.    Do you presently serve on the

             9    board of directors of any company?

            10           A.    Yes, ma'am.

            11           Q.    Which companies?

            12           A.    You mean companies registered

            13    under the Securities and Exchange Act of 1934?

            14           Q.    Yes.

            15           A.    Health Care Services Group.

            16           Q.    Are you presently on the board of

            17    any other companies?

            18           A.    Something called Nuco 2, N-U-C-O,

            19    with a small 2 down in the bottom there.

            20           Q.    Do you serve as a director of any

            21    other company?

            22           A.    No, I don't.

            23           Q.    In the past, have you served as a

            24    director to any other company?

            25           A.    Companies under the Securities

             1                        Frome

             2    Act?

             3           Q.    Yes.

             4           A.    Yes.

             5           Q.    Which companies?

             6           A.    Lots.

             7           Q.    Can you list them?

             8           A.    A company of VTX Electronics.

             9    There was a company -- I don't remember all of

            10    them.

            11           Q.    I will take your best

            12    recollection.

            13           A.    Okay.  There's a company Valley

            14    Industries, Strauss Stores Corp.  Sidari,

            15    S-I-D-A-R-I Corporation.  Did I say VTX?

            16           Q.    Yes, you did.

            17           A.    I have to think about it.  I

            18    don't remember any others.

            19           Q.    Have you ever served as a

            20    director of company?

            21           A.    Brown Rubber Company.

            22           Q.    Any others?

            23           A.    Yes, I think so, but --

            24           Q.    Any others that you can recall?

            25           A.    Not right now.

             1                        Frome

             2           Q.    Have you ever served as a

             3    director of a company that later filed for

             4    bankruptcy?

             5           A.    Yes.

             6           Q.    Which company?

             7           A.    They all did.  No, I'm only

             8    kidding.  Valley Industries, who else do you

             9    have there?

            10           Q.    VTX Electronics.

            11           A.    They are still going on.  She's

            12    cute, isn't she?

            13           Q.    Strauss Stores?

            14           A.    They were acquired, I think.  I

            15    don't remember what happened to them.  I went

            16    off the board, it was years later they went

            17    out, something happened.

            18           Q.    Sidari?

            19           A.    They are still in business.

            20           Q.    Brown Rubber Company?

            21           A.    I don't know what happened to

            22    them.

            23           Q.    Have you ever been sued in your

            24    capacity as a director of a company?

            25           A.    What do you mean?

             1                        Frome

             2           Q.    Have shareholders of a company

             3    ever brought litigation against you?

             4                 MR. MASHBERG:  As a director?

             5                 MS. SILVERBERG:  As a director.

             6           A.    Yes.

             7           Q.    In connection with which company?

             8           A.    A company called Coal Fuels.

             9           Q.    Spell that.

            10           A.    C-O-A-L  F-U-E-L-S.

            11           Q.    Was that the litigation we

            12    discussed earlier?

            13           A.    It was the same company that was

            14    involved.

            15           Q.    What were the nature of those

            16    claims?

            17           A.    That we sold stock without

            18    divulging full information and so forth and

            19    gave misleading information.

            20           Q.    How were those claims resolved?

            21           A.    It was settled.

            22           Q.    Where was that action litigated?

            23           A.    Kentucky.

            24           Q.    Were there any other companies

            25    whose shareholders --

             1                        Frome

             2           A.    No.

             3           Q.    -- whose shareholders brought

             4    litigation against you while you were serving

             5    as a director?

             6           A.    No.

             7           Q.    Have you ever been a defendant in

             8    a litigation other than the litigations we

             9    have already discussed?

            10           A.    No.

            11           Q.    To your knowledge, have you ever

            12    been investigated for violations of the

            13    securities laws other than matters we have

            14    already discussed?

            15                 MR. MASHBERG:  You mean --

            16                 MR. LOGAN:  Investigated by whom?

            17           Q.    By any law enforcement?

            18           A.    To my knowledge, I was never the

            19    target of an investigation.

            20           Q.    Do you own shares of RJR stock?

            21           A.    No, ma'am.

            22           Q.    Have you ever owned shares of RJR

            23    stock?

            24           A.    No.

            25           Q.    Do you own options to purchase

             1                        Frome

             2    RJR stock?

             3           A.    No.

             4           Q.    Have you ever owned options to

             5    purchase RJR stock?

             6           A.    No.

             7           Q.    Do you own shares of New Valley

             8    stock?

             9           A.    No.

            10           Q.    Do you know Howard Lorber?

            11           A.    Yes.

            12           Q.    When did you first meet Mr.

            13    Lorber?

            14           A.    I met him initially 15 or more

            15    years ago.

            16           Q.    How did you meet him?

            17           A.    In a bar.

            18                 MS. SILVERBERG:  Off the record.

            19                 (Discussion off the record.)

            20           A.    The name of the bar was the

            21    Sherry Netherlands bar.

            22           Q.    How did you come to meet Mr.

            23    Lorber?

            24           A.    People hang out in a bar, there

            25    was a TV series about that.  I knew him very

             1                        Frome

             2    casually in those days.

             3           Q.    Was it a chance meeting that you

             4    met him at this bar?

             5           A.    Yes, like it wasn't a date.

             6           Q.    Did you talk business at this

             7    meeting?

             8           A.    In the bar?

             9           Q.    Yes.

            10           A.    You're kidding, of course not.

            11           Q.    Have you spoken to Mr. Lorber

            12    during the course of the past 15 years?

            13           A.    Yes, of course.

            14           Q.    Have you had any business

            15    dealings with Mr. Lorber?

            16           A.    Oh, about, I don't remember when,

            17    maybe eight years ago, he came to my firm and

            18    requested that we or I guess you say retained

            19    us to represent him.

            20           Q.    Can you describe your educational

            21    background?

            22           A.    I went to PS 197 and I graduated

            23    Forest Hills High School.  I went to New York

            24    University.  Then I went to law school and

            25    then I got a master's of law degree, too.

             1                        Frome

             2           Q.    What year did you graduate law

             3    school?

             4                 MR. LOGAN:  Talking about his

             5           J.D?

             6           Q.    Your J.D.?

             7           A.    I'm not sure, I believe 1963 or

             8    something like that.

             9           Q.    When did you get your master's of

            10    law?  Immediately thereafter?

            11           A.    A year or two later.

            12           Q.    What did you do following law

            13    school?

            14           A.    I went to work.

            15           Q.    Where did you go to work?

            16           A.    It was a firm called, it was

            17    later called Trubin & Silcox, but Javis Moore

            18    Trubin & Silcox became Trubin & Silcox.

            19           Q.    What year did you join that firm?

            20           A.    A few months after law school.

            21           Q.    How long did you stay at that

            22    firm?

            23           A.    You know, two, three years,

            24    something like that.

            25           Q.    What did you do when you left

             1                        Frome

             2    that law firm?

             3           A.    I went to work for a, became

             4    associated with a single practitioner, had my

             5    own little practice and I worked for him.

             6           Q.    How many years did you do that?

             7           A.    I don't remember.

             8           Q.    Approximately?

             9           A.    Short, two, three, four.

            10           Q.    What did you do after you stopped

            11    working with that single practitioner?

            12           A.    I formed a partnership with

            13    somebody, called Cooper & Frome for a couple

            14    years and then I combined with my present

            15    firm, probably around maybe 1970, early 1970,

            16    something like that.

            17           Q.    What is the name of that firm?

            18           A.    Now it's called Olshan, Grundman

            19    Frome & Rosenzweig.

            20           Q.    And you are still with that firm?

            21           A.    Yes.

            22           Q.    When you testified earlier that

            23    eight years ago Mr. Lorber came to your firm

            24    and asked you to represent him, I take it that

            25    is that Olshan Grundman firm?

             1                        Frome

             2           A.    Yes.

             3           Q.    What was that the first business

             4    relationship that you had with Mr. Lorber?

             5           A.    Yes.

             6           Q.    What entity retained you in

             7    connection with that discussion with Mr.

             8    Lorber?

             9           A.    I don't remember exactly.

            10           Q.    Was it New Valley?

            11           A.    No.

            12           Q.    Was it an entity that is

            13    currently affiliated with Mr. LeBow?

            14           A.    No.

            15           Q.    What is the next business dealing

            16    that you had with Mr. Lorber?

            17           A.    When there was a company called

            18    Pantesote.

            19           Q.    Spell that.

            20           A.    P-A-N-T-E-S-O-T-E.

            21           Q.    Was that a legal matter that your

            22    firm was retained to handle for Mr. Lorber?

            23           A.    Yes.

            24           Q.    Has your firm handled legal

            25    matters for Mr. Lorber on a regular basis over

             1                        Frome

             2    the past eight years?

             3           A.    Regular, irregular basis.  Might

             4    be 10 years, it's approximate.

             5           Q.    Has any of that legal work

             6    involved either New Valley or Brooke Group?

             7           A.    In only one instance that I could

             8    remember.

             9           Q.    What instance is that?

            10           A.    There was a company called Sky

            11    Box which was a subsidiary of either Brooke

            12    Group or New Valley.  I believe it was New

            13    Valley, and -- maybe it was Brooke Group.  I

            14    don't remember, and we represented Sky Box.

            15           Q.    Was that action pending in

            16    Delaware Chancery Court?

            17           A.    What action are we talking about?

            18           Q.    Did that retention involve

            19    litigation?

            20           A.    No.

            21           Q.    When was that retention?

            22           A.    I would say approximately 1993 to

            23    '95, '92 to '95, something like that.

            24           Q.    Have you done any legal work for

            25    Liggett?  "You" meaning your firm.

             1                        Frome

             2           A.    No.

             3           Q.    Have you had any other business

             4    dealings with Mr. Lorber other than through

             5    your law firm?

             6           A.    Yes -- well, yes.

             7           Q.    Can you describe those?

             8           A.    When some of these instances

             9    where the firm was involved, I might be an

            10    investor as well.  In Pantesote, I was an

            11    investor.

            12           Q.    In other words -- have you made

            13    financial investments with Mr. Lorber?

            14           A.    Yes.

            15           Q.    On how many occasions?

            16           A.    I can think of two.  There may be

            17    others.  I can't remember.

            18           Q.    Which companies were those?

            19           A.    Pantesote and there was a

            20    company, VTX Company.

            21           Q.    Do you know Mr. Bennett LeBow?

            22           A.    Yes, I do.

            23           Q.    When did you first meet Mr.

            24    LeBow?

            25           A.    I don't remember.

             1                        Frome

             2           Q.    Going back to Mr. Lorber, have

             3    you had any other financial dealings with Mr.

             4    Lorber?

             5           A.    I may have bought insurance from

             6    him at one time.

             7           Q.    Anything else?

             8           A.    Not that I remember.

             9                 MS. SILVERBERG:  Could you just

            10           read back his answer to my question of

            11           when he first met Mr. LeBow?

            12                 (Record read.)

            13           Q.    What is your first recollection

            14    of meeting Mr. LeBow?

            15           A.    I would estimate, you know,

            16    three, four, five years ago.

            17           Q.    Do you recall how you came to

            18    meet Mr. LeBow?

            19           A.    You are going to laugh, I met him

            20    in a bar, too.

            21           Q.    Was he with Mr. Lorber?  At which

            22    bar did you meet Mr. LeBow?

            23           A.    I would say it was either the St.

            24    Regis or the Four Seasons, not the Four

            25    Seasons Hotel, the Four Seasons Restaurant.  I

             1                        Frome

             2    wouldn't want you to be in the wrong place.

             3           Q.    Have you had any business

             4    dealings with Mr. LeBow?

             5           A.    No, except for the Sky Box and

             6    whatever his involvement was in Sky Box.

             7           Q.    Have you invested in any

             8    companies along with Mr. LeBow?

             9           A.    No.

            10           Q.    Other than Sky Box, you have had

            11    no business dealings with Mr. LeBow?

            12           A.    No.

            13           Q.    Have you met Mr. Icahn?

            14           A.    Yes.

            15           Q.    When was the first time you met

            16    Mr. Icahn?

            17           A.    Years and years, 20 years ago, 15

            18    years, probably 20 years ago.

            19           Q.    Have you had any business

            20    dealings with Mr. Icahn?

            21           A.    My firm represented Icahn, too.

            22           Q.    In what matters did your firm

            23    represent Mr. Icahn?

            24           A.    There was a thing called Baird &

            25    Warner, became Barnett Real Estate Trust.

             1                        Frome

             2    Something called Tappan Industries.  Something

             3    called -- I can't think of the name.  Several.

             4    This must have been in the early '80s I would

             5    guess, late '70s.

             6           Q.    Have you had any business

             7    dealings with Mr. Icahn other than through

             8    representation through your law firm?

             9           A.    At one time I had invested with

            10    Carl.

            11           Q.    Which company?

            12           A.    That was more than 10 years ago.

            13    He had a partnership that he was just

            14    investing the money.

            15           Q.    Did there come a time when you

            16    were asked to join -- to put your name up for

            17    nomination to the RJR board of directors?

            18           A.    Yes.

            19           Q.    When did that happen?

            20           A.    I would say in October or

            21    November of 1995.

            22           Q.    How did that come to happen?

            23           A.    Howard Lorber said to me, you

            24    know, that did I want to get involved, that

            25    Ben LeBow had owned some RJR stock and was

             1                        Frome

             2    thinking of putting together a slate.

             3           Q.    Was this conversation in person?

             4           A.    I believe it was on the phone.  I

             5    don't remember.

             6           Q.    Prior to this telephone call from

             7    Mr. Lorber, had you had any conversations with

             8    Mr. Lorber relating to RJR?

             9           A.    Not that I remember.

            10           Q.    Prior to this conversation with

            11    Mr. Lorber, had you had any conversations with

            12    Mr. LeBow relating to RJR?

            13           A.    No.

            14           Q.    When Mr. Lorber called you on

            15    this occasion, did you know that Mr. LeBow was

            16    purchasing shares of RJR stock?

            17                 MR. MASHBERG:  Objection to form.

            18                 MR. LOGAN:  Objection to form.

            19                 MR. MASHBERG:  You can answer.

            20           A.    Did I know he was purchasing

            21    shares?  No, I didn't know.

            22           Q.    At the time Mr. Lorber made this

            23    phone call, were you aware that -- let me

            24    rephrase that.  At the time Mr. Lorber made

            25    this phone call, did you know that Mr. LeBow

             1                        Frome

             2    was planning on doing a consent solicitation?

             3                 MR. LOGAN:  Objection.

             4           Q.    With respect to RJR?

             5                 MR. LOGAN:  Objection to form.

             6           A.    I didn't know whether or not he

             7    was.

             8           Q.    What did Mr. Lorber -- rephrase

             9    that.

            10                 Did Mr. Lorber describe to you

            11    Brooke Group's activities with respect to RJR

            12    during this phone conversation?

            13           A.    Not really.  In a most general

            14    way, they owned some stock and they --

            15           Q.    Did Mr. Lorber say who owned RJR

            16    stock?

            17           A.    No, he was vague.  They, I assume

            18    he meant Brooke Group or New Valley.

            19           Q.    Did he say how much stock they

            20    owned?

            21           A.    No.

            22           Q.    Did they say they were proposing

            23    a spin-off of Nabisco?

            24                 MR. LOGAN:  Objection to form.

            25           Q.    Let me rephrase it.  Did Mr.

             1                        Frome

             2    Lorber say that Brooke Group was advocating a

             3    spin-off of Nabisco?

             4           A.    I don't remember.

             5           Q.    Did Mr. Lorber discuss a spin-off

             6    of Nabisco at all during that conversation?

             7           A.    I don't remember.

             8           Q.    Did Mr. Lorber discuss the issues

             9    that would be put before the shareholders in

            10    the event there were a proxy fight?

            11           A.    I don't believe so.  I don't

            12    remember.

            13           Q.    Did Mr. Lorber say whether there

            14    had been a decision made that Brooke Group

            15    would in fact run a proxy contest?

            16           A.    I don't remember.

            17           Q.    Did Mr. Lorber ask you about your

            18    views relating to a spin-off of Nabisco during

            19    this conversation?

            20           A.    No.

            21           Q.    Did Mr. Lorber give you any

            22    background information relating to RJR during

            23    this conversation?

            24           A.    No.

            25           Q.    Did he give you any information

             1                        Frome

             2    relating to RJR during this conversation?

             3           A.    Not that I remember.

             4           Q.    Did Mr. Lorber discuss the

             5    consent solicitation during this conversation?

             6           A.    Not that I remember.

             7           Q.    Did Mr. Lorber ask your views on

             8    a spin-off of Nabisco during this

             9    conversation?

            10           A.    No.

            11           Q.    Did Mr. Lorber discuss what the

            12    platform would be for Brooke Group's

            13    candidates that were nominated to run as

            14    directors for RJR?

            15                 MR. MASHBERG:  Objection to form.

            16                 MR. LOGAN:  Objection to form.

            17                 MS. SILVERBERG:  Let me rephrase

            18           that.

            19           Q.    Did Mr. Lorber mention whether or

            20    not Brooke Group's nominees would run on a

            21    particular slate?

            22                 MR. MASHBERG:  Objection to form.

            23                 MR. LOGAN:  Objection to form.

            24           A.    No.

            25           Q.    Did Mr. Lorber mention Liggett

             1                        Frome

             2    during this conversation?

             3           A.    Not that I remember.

             4           Q.    Did Mr. Lorber ask you whether or

             5    not you were willing to put your name up for

             6    nomination?

             7           A.    No.

             8           Q.    Did Mr. Lorber say anything other

             9    than -- I think you used the term they were

            10    thinking of putting together a slate?

            11           A.    Yes -- no, he didn't.  It was

            12    very vague.

            13           Q.    Did you have an understanding as

            14    to why Mr. Lorber called you to tell you that

            15    they were thinking of putting together a

            16    slate?

            17           A.    He asked me if I wanted to, I'm

            18    not positive about the slate, but if I wanted

            19    to be involved.

            20           Q.    Did he indicate how it would be

            21    possible for you to be involved?

            22           A.    No.

            23           Q.    Did he indicate whether or not he

            24    was contacting other people to see if anyone

            25    else wanted to be involved?

             1                        Frome

             2           A.    No.

             3           Q.    Did you have any understanding

             4    during that conversation what type of

             5    activities he might want you, you might be

             6    interested in getting involved in?

             7           A.    No.

             8           Q.    Did Mr. Lorber ask you whether

             9    you were interested in purchasing RJR stock?

            10           A.    No.

            11           Q.    Did Mr. Lorber ask you whether

            12    you were interested in purchasing options for

            13    RJR stock?

            14           A.    No.

            15           Q.    Did Mr. Lorber mention to you why

            16    he or Brooke Group were thinking of putting

            17    together a slate?

            18           A.    No.

            19           Q.    Is there anything else that you

            20    can recall about this conversation with Mr.

            21    Lorber?

            22           A.    No, ma'am.

            23           Q.    What did you say to Mr. Lorber?

            24           A.    I asked him if he wanted me to be

            25    involved and he said yes and I said okay.

             1                        Frome

             2           Q.    So you agreed to be involved?

             3           A.    Right.

             4           Q.    Did you indicate in what manner

             5    you would like to be involved in?

             6           A.    No, when you make these

             7    agreements, you could always change your mind.

             8           Q.    Did you take notes of this

             9    conversation?

            10           A.    No, come on, what are you

            11    kidding?

            12           Q.    Was anybody else, did anybody

            13    else participate in the conversation?

            14           A.    Yes, I had the phone.  I was on

            15    the phone.  Nobody else participated.  No.

            16           Q.    During this conversation, was

            17    there an understanding that you would call Mr.

            18    Lorber or he would call you back with further

            19    details?

            20           A.    Yes, we talk, we may speak to

            21    each other from time to time.  I assume he

            22    would let me know if there was some way I

            23    could make money.

            24           Q.    How long did this conversation

            25    last?

             1                        Frome

             2           A.    Ten, 12 minutes.  There may be

             3    other subjects discussed, too.

             4           Q.    Did you understand this would be

             5    a way for you to make money?

             6           A.    That's what I come to the office

             7    for, honey.

             8           Q.    During this conversation, did you

             9    have an understanding as to how you could make

            10    money?

            11           A.    No.

            12           Q.    Do you recall when in the

            13    October-November time frame you had this

            14    conversation?

            15           A.    No.

            16           Q.    Following this conversation,

            17    did -- let me rephrase that.  Did you take any

            18    action with respect to RJR after this

            19    conversation?

            20           A.    No, ma'am.

            21           Q.    Did you read any articles

            22    relating to RJR?

            23           A.    No.

            24           Q.    Did you look up any public

            25    filings of RJR?

             1                        Frome

             2           A.    No.

             3           Q.    Did you talk to anybody about

             4    this conversation?

             5           A.    I don't remember.

             6           Q.    What was the next conversation

             7    you had with anybody relating to RJR?

             8           A.    I don't remember.

             9           Q.    Did there come a point when Mr.

            10    Lorber called you following that initial phone

            11    call?

            12           A.    Yes.

            13           Q.    When was that?

            14           A.    Subsequently, I don't remember.

            15           Q.    Was it a matter of days later or

            16    weeks later?

            17           A.    A day, 10 days.

            18           Q.    During the second phone call with

            19    Mr. Lorber, did you discuss RJR?

            20           A.    I really don't remember any of

            21    the specifics.

            22           Q.    Putting aside whether you can

            23    recall the specifics, do you recall whether or

            24    not you discussed RJR during that

            25    conversation?

             1                        Frome

             2           A.    You know, I know my lawyers will

             3    be upset, but we had so many conversations I

             4    don't remember what was said.  It was

             5    mentioned, you know, and sometimes RJR was

             6    mentioned.  We might have talked once a week,

             7    RJR was mentioned.  I don't recall at all what

             8    was said.  Ben -- he said you have to get

             9    together with Ben LeBow if you want to discuss

            10    this.  I said okay, I will get together with

            11    Ben LeBow.

            12           Q.    Between the first conversation

            13    and the second conversation you had with Mr.

            14    Lorber, did you have any conversations with

            15    Mr. LeBow?

            16           A.    No, ma'am.

            17           Q.    Between those two conversations

            18    with Mr. Lorber, did you have any

            19    conversations with anyone else at New Valley

            20    or Brooke Group?

            21           A.    No, ma'am.

            22           Q.    Between those two conversations,

            23    did you have discussions with anybody relating

            24    to RJR?

            25           A.    Not that I remember.

             1                        Frome

             2           Q.    Did there come a time when -- I

             3    take it from your testimony that there came a

             4    time when Mr. Lorber suggested that you speak

             5    to Mr. LeBow?

             6           A.    Yes, ma'am.

             7           Q.    Would that be relating to RJR?

             8           A.    Yes.

             9           Q.    Do you recall anything of

            10    substance relating to RJR that was said during

            11    your conversations with Mr. Lorber until the

            12    time he suggested you speak to Mr. LeBow?

            13           A.    No.

            14           Q.    During those conversations with

            15    Mr. Lorber, did you ever discuss a possible

            16    spin-off of RJR --

            17           A.    No.

            18           Q.    -- during those conversations

            19    with Mr. Lorber?

            20           A.    Actually, I don't remember

            21    really.  I don't believe so.

            22           Q.    During those conversations with

            23    Mr. Lorber, did you ever discuss Liggett?

            24           A.    No.

            25           Q.    During those conversations with

             1                        Frome

             2    Mr. Lorber, did you ever discuss the

             3    possibility of your acquiring RJR stock?

             4           A.    No.

             5           Q.    During those conversations with

             6    Mr. Lorber, did you ever discuss the

             7    possibility that you acquire options for RJR

             8    stock?

             9           A.    No.

            10           Q.    During those conversations with

            11    Mr. Lorber, did you ever discuss any

            12    transaction that would result in a change of

            13    control of RJR or any of its subsidiaries?

            14           A.    I don't remember.

            15           Q.    During those discussions with Mr.

            16    Lorber, did you ever discuss a transaction

            17    that would result in a merger of RJR or any of

            18    its subsidiaries with any other entity?

            19           A.    No.

            20           Q.    Did there come a time when you

            21    called Mr. LeBow relating to RJR?

            22           A.    No.

            23           Q.    Did Mr. LeBow call you relating

            24    to RJR?

            25           A.    No.

             1                        Frome

             2           Q.    I believe you testified that Mr.

             3    Lorber suggested that you call Mr. LeBow; is

             4    that correct?

             5           A.    Well, he said I should talk to

             6    him, I believe is what he said.

             7           Q.    Did there come a time that you

             8    met with Mr. LeBow?

             9           A.    Yes.

            10           Q.    When was the first meeting that

            11    you had with Mr. LeBow relating to RJR?

            12           A.    I think it's in my --

            13                 THE WITNESS:  Duncan, you refresh

            14           my recollection on the date.  Somebody

            15           can give me the diary and I will tell

            16           you what it was.

            17                 MS. SILVERBERG:  Why don't I mark

            18           as Exhibit 2 a document bearing

            19           production No. RF 001 which is a -- I

            20           will let you identify it.

            21                 (Photostat of part of Mr. Frome's

            22                 1995 diary marked Frome Exhibit 2

            23                 for identification, as of this

            24                 date.)

            25           A.    Yes.

             1                        Frome

             2           Q.    Before you look at the exhibit,

             3    let me ask you, during your conversations with

             4    Mr. Lorber prior to the time you met with Mr.

             5    LeBow, did Mr. Lorber ever invite you to join

             6    a slate of candidates that would run for the

             7    RJR board of directors?

             8           A.    No.

             9           Q.    I have put in front of you

            10    Exhibit 2.  Can you identify that document?

            11           A.    Yes, it's a photostat of a part

            12    of my 1995 diary.

            13           Q.    And does the date reflected on

            14    that document reflect your appointments for

            15    November 15th?

            16           A.    I guess.  It says Wednesday,

            17    November 15th -- no, it says Wednesday the

            18    15th.  Doesn't say what month.

            19           Q.    Do you know what month?

            20           A.    No, I don't.

            21                 MR. MASHBERG:  We can represent

            22           that it was cut off the photocopy.  It

            23           was for November.

            24           Q.    Does that document refresh your

            25    recollection as to when you met Mr. LeBow?

             1                        Frome

             2           A.    No.

             3                 MR. MASHBERG:  She is asking you

             4           if you --

             5           A.    No, it doesn't.  I believe I did

             6    not meet him on the 15th, so I'm confused

             7    about that.

             8           Q.    Do you have any recollection as

             9    to when you first met with Mr. LeBow with

            10    respect to RJR?

            11           A.    I would say it was in latter half

            12    of October, first half of November of 1995.

            13           Q.    Where did you meet Mr. LeBow?

            14           A.    In the restaurant at the Regency

            15    Hotel.

            16           Q.    In New York?

            17           A.    Yes, ma'am.

            18           Q.    Did anyone else attend this

            19    meeting?

            20           A.    Yes.

            21           Q.    Who attended?

            22           A.    Mr. Lorber was there and another

            23    gentleman was there.

            24           Q.    Who was that other gentleman?

            25           A.    His name was Dick somebody.  I

             1                        Frome

             2    don't remember his name.

             3           Q.    Was this gentleman --

             4           A.    I think he worked for Brooke.  I

             5    think he is now, may be a nominee for the

             6    slate.  If I saw the list, I could tell you.

             7                 MR. MASHBERG:  Don't speculate.

             8           Q.    Was it Richard Lampen?

             9           A.    I don't remember.

            10           Q.    What was discussed at this

            11    meeting?

            12           A.    I guess LeBow indicated that I

            13    don't know who, but that entities affiliated

            14    with him had a substantial stock position in

            15    RJR, that they believed it was in the best

            16    interest of shareholders to distribute the

            17    shares of stock of Nabisco that RJR owned,

            18    that the distribution would result in a very

            19    substantial increase in the combined price of

            20    the Nabisco and RJR shares as compared to the

            21    existing price of RJR, and I think he further

            22    said that they planned to do a consent,

            23    precatory consent solicitation which would --

            24    which the shareholders would urge the board,

            25    existing board of RJR, to distribute Nabisco

             1                        Frome

             2    shares to RJR shareholders and that if the

             3    board failed to respond, then they were

             4    considering or perhaps decided, I don't

             5    remember, to form a slate of directors and run

             6    on the platform of distributing, essentially

             7    distributing Nabisco to RJR shareholders.

             8           Q.    Did Mr. LeBow say anything else?

             9           A.    Well, a lot of other things.  I

            10    don't remember all of them.

            11           Q.    Did Mr. LeBow provide you with

            12    any materials during that meeting?

            13           A.    No.

            14           Q.    Did you take notes at that

            15    meeting?

            16           A.    No.

            17           Q.    Did Mr. LeBow discuss why he

            18    thought that a spin-off of Nabisco was in the

            19    shareholders' best interest?

            20                 MR. MASHBERG:  He answered that

            21           already.

            22           A.    I don't remember.

            23           Q.    Did Mr. LeBow discuss RJR's

            24    position on a spin-off?

            25           A.    He said the existing directors


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             2    were refusing to distribute the shares of

             3    Nabisco on the ground that there was some kind

             4    of a nonlegal obligation to certain creditors

             5    and certain lenders to RJR, and that there was

             6    a chance that this might constitute a

             7    fraudulent conveyance.

             8           Q.    Did Mr. LeBow discuss at all any

             9    tax issues relating to a spin-off of Nabisco?

            10           A.    Yes, it was mentioned but I don't

            11    know exactly what was said.

            12           Q.    Did Mr. LeBow say that he did not

            13    agree with the RJR directors' position with

            14    respect to a spin-off?

            15           A.    Yes, definitely.

            16           Q.    Did Mr. LeBow explain why he

            17    disagreed with their views as to what you

            18    termed the nonlegal obligations and the chance

            19    of a fraudulent conveyance claim?

            20           A.    Well, with respect to nonlegal

            21    obligations, I don't remember what he said.

            22    It's not legal.  It was overriding.

            23           Q.    Did you have any information

            24    relating to a spin-off of Nabisco other than

            25    what you were told by Mr. LeBow?


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             2           A.    No.

             3           Q.    Did Mr. LeBow say whether or not

             4    he was intending to run his -- to -- let me

             5    rephrase that.

             6                 Did Mr. LeBow say whether or not

             7    he had made a determination as to whether or

             8    not a proposed slate of candidates would run

             9    for election at the 1996 annual meeting?

            10                 MR. MASHBERG:  Objection to form.

            11                 MR. LOGAN:  Objection.

            12           A.    I remember -- I don't remember

            13    the particulars, but I knew when I left the

            14    meeting that he was planning to run a slate.

            15           Q.    Do you know whether or not a

            16    decision had been made at that time as to

            17    whether or not he would run the slate?

            18           A.    I'm sorry, I didn't hear.

            19                 MS. SILVERBERG:  Could you please

            20           repeat the question.

            21                 (Record read.)

            22           A.    Whether he would run the slate?

            23                 MR. LOGAN:  Objection to form.

            24           Q.    Had there been, to your

            25    knowledge, had there been a decision as to


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             2    whether or not the Brooke Group slate of

             3    candidates would run for election at the 1996

             4    annual meeting?

             5           A.    Yes, when I left the meeting, I

             6    know that, I had the impression that Brooke

             7    Group or whoever it was associated with LeBow

             8    planned to run a slate if the existing

             9    directors did not distribute Nabisco shares.

            10           Q.    During that meeting, did anybody

            11    invite you -- let me rephrase that.  During

            12    that meeting, did anyone ask whether you were

            13    willing to put your name up for nomination?

            14           A.    I don't remember the specifics,

            15    but I was in effect invited to join the slate.

            16           Q.    Before you were -- during this

            17    meeting but before you were invited to join

            18    the slate, did anybody ask you your views as

            19    to whether or not an immediate spin-off was

            20    appropriate?

            21           A.    I don't remember.

            22           Q.    By the conclusion of that

            23    meeting, had you formed a view as to whether

            24    or not an immediate spin-off of Nabisco was

            25    appropriate?


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             2           A.    It sounded like it made sense and

             3    would benefit the stockholders.

             4           Q.    During that meeting, did Mr.

             5    LeBow ask you for your views as to the

             6    propriety of an immediate spin-off?

             7                 MR. MASHBERG:  Objection to form.

             8                 MR. LOGAN:  Objection.

             9           A.    I don't remember.

            10           Q.    During that meeting, did you

            11    express any views as to whether a spin-off was

            12    a good idea?

            13           A.    I don't remember.

            14           Q.    Did you tell them during that

            15    meeting that you would agree to put your name

            16    up for nomination?

            17           A.    I don't believe I said in as many

            18    words, but I think when I left the meeting, it

            19    was kind of understood that I would.

            20                 THE WITNESS:  Can we take a

            21           recess?

            22                 (Recess taken.)

            23           Q.    Why did you decide to put your

            24    name up for nomination?

            25                 MR. MASHBERG:  Objection to form.


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             2                 MR. LOGAN:  Objection.

             3           A.    I thought it might be financially

             4    beneficial to me.

             5           Q.    In what way?

             6           A.    The directors fees, legal fees,

             7    stock options and stuff like that.

             8           Q.    Did you expect that it would be

             9    financially beneficial to you in any other

            10    way?

            11           A.    Not that I can think of, no.

            12           Q.    I believe you testified earlier

            13    that you have not purchased RJR stock?

            14           A.    That's correct.

            15           Q.    Why have you not purchased RJR

            16    stock?

            17           A.    I don't know.  I never thought of

            18    it.  It's not in my investment universe.

            19           Q.    Were there any other reasons why

            20    you decided to put your name up for

            21    nomination?

            22           A.    Yes, Howard and Ben are fun.  I

            23    know Carl and I hang around bars and have fun

            24    and stuff like that.

            25           Q.    Before this meeting you had in


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             2    New York with Mr. LeBow and Mr. Lorber, had

             3    you had any discussions with Mr. Icahn

             4    relating to RJR?

             5           A.    No, ma'am.

             6           Q.    Did you discuss this meeting with

             7    anyone?

             8           A.    Yes.  I don't remember.  I know I

             9    discussed it but I don't recall the

            10    particulars.  Might have been my partners.

            11           Q.    Did you discuss this meeting with

            12    your partners?

            13           A.    Some of them.

            14           Q.    Did you discuss with them whether

            15    or not you should put your name up for

            16    nomination to the RJR board of directors?

            17           A.    I just sort of told them, you

            18    know.  Nobody said it was a bad idea.

            19           Q.    Did you discuss with any of your

            20    partners the possibility of liability on your

            21    partners flowing from your serving as a

            22    director of RJR?

            23                 MR. LOGAN:  Objection to form.

            24           A.    No, we are not that cowardly.  We

            25    have faith in the justice system.  We don't do


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             2    anything wrong.  We don't have any liability.

             3           Q.    Is the answer to my question no?

             4           A.    Of course not, yes, no.

             5           Q.    Did you request that Brooke Group

             6    or New Valley indemnify you for any legal

             7    costs or liabilities you might incur as a

             8    result of being nominated to serve as an RJR

             9    director?

            10           A.    They offered it.

            11           Q.    Did you request any

            12    indemnification for your law firm for any

            13    legal cost or liability resulting from your

            14    being a nominee to the RJR board of directors?

            15           A.    Gee, you think I should request

            16    it?  No, I haven't.  Maybe I should request

            17    it.  It's a good suggestion.

            18           Q.    Do you have an executed

            19    indemnification agreement with Brooke Group or

            20    New Valley?

            21                 MR. MASHBERG:  Does he have it in

            22           his possession or is there one?

            23           Q.    Is there one?

            24           A.    There definitely is one.  I

            25    looked for it.  I couldn't find it, but maybe


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             2    if I look more, I could, if you really want me

             3    to.

             4           Q.    I want to know whether or not it

             5    exists?

             6           A.    Yes, that does exist.

             7           Q.    If you can find it and turn it

             8    over, that would be nice.

             9                 Are you getting a fee for having

            10    your name put up for nomination?

            11           A.    Yes.

            12           Q.    What is that fee?

            13           A.    Thirty thousand.

            14           Q.    Are you receiving any other

            15    compensation for having your name put up for

            16    nomination?

            17           A.    No, ma'am.

            18           Q.    Have you entered into any

            19    agreement or understanding with Brooke Group

            20    or New Valley other than your indemnification

            21    agreement?

            22                 MR. MASHBERG:  And the fee?

            23           Q.    And the fee.

            24           A.    I don't know exactly what you

            25    mean.  I don't believe there are any written


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             2    agreements or oral agreements.  They agreed

             3    they were going to pay me 30,000.  I agreed to

             4    serve as director.

             5           Q.    Are you aware Mr. Zuckerman has

             6    entered into a consulting agreement with

             7    Brooke Group?

             8           A.    I know who Zuckerman is now.  I

             9    guess I do.  They asked me about him before.

            10    I couldn't remember who he was.

            11           Q.    Is the answer to my question yes?

            12                 MR. MASHBERG:  Do you remember

            13           the question?

            14           A.    The question was whether

            15    Zuckerman entered into a consulting agreement.

            16           Q.    Whether or not you know that Mr.

            17    Zuckerman entered into a consulting agreement?

            18           A.    Yes, I had heard that he was

            19    going to or they were talking about it.

            20           Q.    Do you have any consulting

            21    agreement with Brooke Group or New Valley or

            22    any entity affiliated with it?

            23           A.    No.

            24           Q.    Have you entered into any oral

            25    agreement?


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             2           A.    Sounds like a good idea.

             3                 MR. MASHBERG:  It comes out on

             4           the record, so that was obviously said

             5           in jest.

             6           A.    You can put it on the record.  It

             7    is a good idea.

             8           Q.    Have you entered into any oral

             9    agreement with either Mr. LeBow, Brooke Group

            10    or New Valley?

            11           A.    No, ma'am.

            12           Q.    Have you discussed an RJR

            13    spin-off with any financial advisers?

            14           A.    You mean of mine?

            15           Q.    Let me rephrase the question.

            16                 Have you ever received a report

            17    from a financial adviser relating to a

            18    spin-off of Nabisco?

            19           A.    Any financial adviser?  I don't

            20    recall having seen any.

            21           Q.    Have you received any oral report

            22    from a financial adviser relating to a

            23    spin-off of RJR?

            24           A.    No.

            25           Q.    A spin-off of Nabisco?


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             2           A.    Right, no.  Unless you call LeBow

             3    a financial adviser.

             4           Q.    What was the next conversation

             5    you recall relating to RJR?

             6           A.    I speak to Howard Lorber about

             7    once every 10 days, so when we converse on a

             8    variety of subjects, it would be mentioned,

             9    program was proceeding.  We have to have a

            10    get-together for all the directors, I would be

            11    invited and so forth.

            12           Q.    During your meeting with Mr.

            13    LeBow and Mr. Lorber, did you discuss Liggett?

            14           A.    You know, I remember Liggett was

            15    mentioned but I can't remember what was said,

            16    mentioned in relation to RJR, but I don't

            17    remember what was said.

            18           Q.    Do you have any recollection what

            19    was mentioned with respect to Liggett?

            20           A.    No.  I'm talking about possible

            21    combination of Liggett and RJR, but I don't

            22    recall anything beyond that.

            23           Q.    Did Mr. LeBow indicate that he

            24    was contemplating a possible merger between

            25    Liggett and RJR?


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             2           A.    Something about a merger was

             3    mentioned, but I can't recall anything about

             4    that.

             5           Q.    Do you recall whether or not --

             6    let me rephrase that.  Did Mr. LeBow say that

             7    he would like to merge Liggett with RJR at

             8    sometime in the future.

             9                 MR. MASHBERG:  Asked and

            10           answered.

            11           A.    I don't remember exactly what was

            12    said.

            13           Q.    Did there come a time that you

            14    learned that Mr. LeBow had proposed a

            15    transaction to RJR involving Liggett?

            16           A.    Yes.

            17           Q.    When did you learn that?

            18           A.    I don't remember.

            19           Q.    Did you learn it before this

            20    meeting with Mr. LeBow?

            21           A.    No, I don't believe so.

            22           Q.    Did you learn it after this

            23    meeting?

            24           A.    Yes, I believe so.

            25           Q.    The discussion relating to


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             2    Liggett during your meeting with Mr. LeBow and

             3    Mr. Lorber, did you understand -- you

             4    testified that he did mention something

             5    relating to a merger between Liggett and RJR;

             6    is that correct?

             7           A.    Yes.

             8           Q.    Did you understand that --

             9                 MR. LOGAN:  I want to object to

            10           the form of the prior question.

            11           Q.    -- that the merger you were

            12    discussing related to a plan that Mr. LeBow

            13    had abandoned?

            14           A.    No.

            15           Q.    Did you understand that Mr. LeBow

            16    at that time was contemplating a merger

            17    between Liggett and RJR?

            18                 MR. MASHBERG:  I think you asked

            19           that precise question.

            20                 MS. SILVERBERG:  I want to make

            21           sure the record is clear.

            22                 MR. MASHBERG:  I think the record

            23           is clear.

            24                 MR. LOGAN:  I object to the form

            25           of the question.


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             2           A.    I think LeBow mentioned a

             3    combination of Liggett and RJR prospectively,

             4    but I don't remember what he said about it.

             5           Q.    Did Mr. LeBow say how he planned

             6    to effectuate such a merger?

             7                 MR. MASHBERG:  Objection to form.

             8                 MR. LOGAN:  Objection to form.

             9           A.    I don't remember.

            10           Q.    Did Mr. LeBow say whether or not

            11    he had any specific plans to effectuate that

            12    merger?

            13           A.    I don't remember.

            14                 MR. MASHBERG:  Objection to form.

            15                 MR. LOGAN:  Objection to form.

            16           A.    I don't remember what he said.

            17           Q.    Did Mr. LeBow indicate whether or

            18    not he was pursuing such a merger?

            19           A.    I don't recall.  I don't think,

            20    no, I don't remember.

            21           Q.    Did Mr. LeBow mention whether he

            22    had had discussions with anybody relating to a

            23    prospective merger of Liggett and RJR?

            24           A.    No.  I don't remember what he

            25    said.


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             2           Q.    Did Mr. LeBow say whether he was

             3    seeking investors to invest in RJR?

             4           A.    No.

             5           Q.    Did Mr. LeBow ask whether you

             6    would be interested in investing in RJR?

             7           A.    No.

             8           Q.    Is there anything that would

             9    refresh your recollection as to what was said

            10    during that discussion?

            11           A.    Tape recording.

            12           Q.    Did you tape-record that

            13    conversation?

            14           A.    No, ma'am.

            15           Q.    Do you know whether or not Mr.

            16    LeBow tape-recorded the conversation?

            17           A.    I don't know.

            18           Q.    Did you take notes of that

            19    conversation?

            20           A.    No.

            21           Q.    When did this conversation take

            22    place?

            23                 MR. LOGAN:  Asked and answered.

            24           A.    Isn't there another diary page?

            25    Could I see the other diary page?


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             2                 MR. LOGAN:  Ms. Silverberg will

             3           show you the other diary pages if she

             4           chooses.

             5           A.    Is that December?

             6           Q.    Yes.

             7           A.    I don't know.  I would assume

             8    around the middle of, approximately middle of

             9    November, maybe late October, early November.

            10           Q.    Did Mr. LeBow say what type of

            11    transaction --

            12                 MR. MASHBERG:  I think you have

            13           exhausted this line, I really do.

            14           Every conceivable permutation and

            15           combination is what you are doing here.

            16           Doing this every step of the way.

            17                 MS. SILVERBERG:  It's just that

            18           the witness doesn't seem to recall what

            19           occurred at this conversation, so I am

            20           trying to refresh his recollection.

            21                 MR. MASHBERG:  I understand that

            22           and I have let you do that, but there

            23           comes a point where you have to stop,

            24           because you can't just keep going at it

            25           every conceivable possible way.


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             2                 MS. SILVERBERG:  I'm just trying

             3           to refresh the witness's recollection.

             4                 MR. MASHBERG:  You are allowed to

             5           probe, only up to a certain point.  Ask

             6           this last question and let's move on.

             7           Q.    Was there a discussion of the

             8    possible structure that a transaction between

             9    Liggett and RJR might take?

            10           A.    Not that I remember.

            11           Q.    How long did this conversation

            12    take place?

            13                 MR. MASHBERG:  You mean the whole

            14           meeting?

            15           A.    It was lunch, so --

            16           Q.    How long did the luncheon last?

            17           A.    Hour and-a-half, between hour

            18    and-a-quarter, and hour and three-quarters.

            19           Q.    How long did the discussion of

            20    Liggett last?

            21           A.    I don't remember.  It wasn't a

            22    big part of it.

            23           Q.    What was the context in which

            24    Liggett first was mentioned?

            25           A.    I don't remember.


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             2           Q.    Did LeBow mention whether or not

             3    he had done any pro forma analyses of a merger

             4    between Liggett and RJR?

             5           A.    I don't remember any.

             6           Q.    Did Mr. Lorber participate in the

             7    discussion of Liggett?

             8           A.    I don't remember.  I don't think

             9    so.  It was a very brief part of the

            10    conversation.

            11           Q.    Was Mr. Resseler the other

            12    participant at that meeting?

            13           A.    Definitely not.

            14           Q.    Was Robert Frome the other

            15    participant at that meeting?

            16           A.    Yes, he was.

            17                 MR. LOGAN:  He was one of them.

            18                 MR. MASHBERG:  Off the record.

            19                 (Discussion off the record.)

            20           Q.    I did misspeak.  Richard Lampen.

            21           A.    The guy worked for Brooke Group

            22    or something, one of those companies.  I don't

            23    remember.

            24           Q.    Did you remember whether that

            25    individual was an official at Brooke Group?


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             2           A.    Yes, I think he was an officer or

             3    some kind, maybe wasn't an officer, but I'm

             4    sure he worked for Brooke Group.  Kind of a

             5    tall guy.

             6           Q.    Can you describe what this

             7    individual looked like?

             8           A.    Yes, he was tall and nondescript.

             9           Q.    Approximately how old was he?

            10           A.    I would say late forties, early

            11    fifties.

            12           Q.    Was he a lawyer?

            13           A.    I think so.  Must have been

            14    Lampen.

            15                 MR. MASHBERG:  Don't guess.

            16           A.    I don't know.

            17           Q.    Did you understand that this

            18    person lived in New York or --

            19           A.    I didn't know.

            20           Q.    Was there any discussion at your

            21    meeting with Mr. LeBow and Lorber as to New

            22    Valley's status under the 1940 act?

            23           A.    No, ma'am.

            24           Q.    What was the next discussion that

            25    you had following this meeting relating to


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             2    RJR?

             3                 MR. MASHBERG:  Other than what he

             4           testified?

             5           A.    I testified before.  You want me

             6    to testify to the same thing again?

             7           Q.    If you could just repeat that,

             8    yes.

             9                 MR. MASHBERG:  He already

            10           testified he had some phone calls with

            11           Lorber.  You want to go to the next

            12           meeting?

            13           Q.    When was the next meeting you had

            14    relating to RJR?

            15           A.    I don't remember the date, but I

            16    would say it was sometime in December.

            17           Q.    Was that a meeting at which all

            18    the nominees gathered?

            19           A.    One or two missing, but

            20    essentially it was all of them.

            21           Q.    Before that meeting, I take it

            22    you had conversation -- did you have

            23    conversations with Mr. LeBow relating to RJR?

            24           A.    No, I had no conversations with

            25    LeBow between the luncheon meeting and this


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             2    second meeting.

             3           Q.    Did you have discussions during

             4    this time period between the two meetings?

             5    Did you have discussions relating to RJR with

             6    anyone other than Mr. Lorber?

             7           A.    Just casual conversations with

             8    acquaintances, not pertaining to any of this.

             9           Q.    Did you have conversations

            10    relating to RJR with anyone at New Valley or

            11    Brooke Group other than Mr. LeBow and Mr.

            12    Lorber?

            13           A.    No, maybe relating to faxes or

            14    some stuff, but nothing of any substance.

            15           Q.    Following your meeting with Mr.

            16    LeBow and Mr. Lorber, did you have any further

            17    discussions with Mr. Lorber relating to

            18    Liggett?

            19           A.    No.

            20                 MR. MASHBERG:  Objection to the

            21           form.

            22                 MR. LOGAN:  Objection.

            23           Q.    At any time following your

            24    meeting with Mr. LeBow and Mr. Lorber, did you

            25    discuss with anybody a transaction involving a


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             2    merger between Liggett and RJR or any of its

             3    subsidiaries?

             4           A.    Between then and the first

             5    meeting -- and the second meeting?

             6           Q.    Yes.

             7           A.    No, I did not.

             8           Q.    During your conversations with

             9    Mr. Lorber between the two meetings, what did

            10    you discuss relating to RJR?

            11                 MR. MASHBERG:  I think he

            12           answered that, didn't he?

            13           A.    I don't remember the specifics,

            14    just generally the program was going ahead.

            15           Q.    Did you discuss the merits of a

            16    spin-off of Nabisco?

            17           A.    No.

            18           Q.    Did you discuss any transaction

            19    that would involve the change of control of

            20    RJR?

            21           A.    Just in a general way.

            22           Q.    What did you say about it?

            23           A.    I don't remember.

            24           Q.    Did you discuss at any point any

            25    transactions that would involve a change of


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             2    control of RJR?

             3                 MR. MASHBERG:  You just asked him

             4           that.

             5           A.    Yes.  I mean, talking about a

             6    proxy contest, of course.

             7           Q.    Putting aside a proxy contest,

             8    did you discuss any transactions that would

             9    involve a change of control of RJR?

            10           A.    No.

            11           Q.    Did you discuss with anybody a

            12    transaction that would involve a change of

            13    control of RJR?

            14                 MR. MASHBERG:  Objection.

            15                 MR. LOGAN:  When?

            16           A.    Apart from a proxy contest?

            17           Q.    Apart from a proxy contest.

            18           A.    No, never, no.

            19           Q.    Between these two meetings, did

            20    you discuss with anybody a transaction that

            21    would involve a merger of Liggett with RJR or

            22    any of its subsidiaries?

            23                 MR. MASHBERG:  You asked him the

            24           question already.

            25           A.    No.


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             2           Q.    Between these two meetings, did

             3    you discuss with anybody a transaction that

             4    would involve a merger of RJR or its

             5    subsidiaries with any entity?

             6           A.    Not that I recall.

             7           Q.    I believe you said between these

             8    two meetings you may have discussed RJR with

             9    casual acquaintances?

            10           A.    Yes.

            11           Q.    Who did you discuss RJR with?

            12           A.    I don't remember.  Some of my

            13    people in my firm, friends.

            14           Q.    Did you discuss a spin-off?

            15           A.    My girlfriend maybe.

            16           Q.    Did you discuss a spin-off of

            17    Nabisco with any of these individuals?

            18           A.    With my girlfriend I always talk

            19    about spin-offs.  You want to get a woman,

            20    tell her "spin-off."  They go "ahh."

            21           Q.    I take it the answer to my

            22    question is no?

            23           A.    You are right.

            24                 MR. MASHBERG:  Off the record.

            25                 (Discussion off the record.)


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             1                        Frome

             2           Q.    During this period between the

             3    two meetings, did you discuss with anybody --

             4    did you have any discussions with anybody

             5    relating to Liggett?

             6           A.    No, ma'am.

             7           Q.    I believe you said that the

             8    second meeting was sometime in December?

             9           A.    Yes.

            10           Q.    Let me just call your attention

            11    back to what I believe is marked as Frome

            12    Exhibit 2 which we identified as a page from

            13    your diary for November 15th?

            14           A.    Yes.

            15           Q.    Did you attend a meeting in

            16    November 15th with the nominees to the RJR

            17    board of directors?

            18           A.    I'm confused.  Oh, yes, could

            19    have been.  That would put the original

            20    meeting with LeBow maybe in October then.

            21           Q.    How many?

            22           A.    I only had three meetings all

            23    together.  Luncheon meeting with LeBow.  I had

            24    a meeting around 40th Street and Third Avenue

            25    at the public relations firm and then there


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             1                        Frome

             2    was another luncheon meeting where most of the

             3    nominees attended.

             4           Q.    Would that last meeting have

             5    taken place at the Friars Club?

             6           A.    That was the Friars Club.

             7           Q.    Did the second meeting take place

             8    at a firm called Sard?

             9           A.    Yes, that's it.

            10                 MR. MASHBERG:  We know when, too,

            11           right?

            12           A.    Was it November 15th?

            13                 MR. MASHBERG:  There's no fact in

            14           this universe that's clearer than the

            15           dates of these meetings.

            16           Q.    I believe you testified earlier

            17    that there came a time that you learned that

            18    Mr. LeBow had discussions with RJR?

            19           A.    Yes.

            20           Q.    When did you learn that?

            21           A.    I don't remember.

            22           Q.    From whom did you learn that?

            23           A.    I don't know.

            24           Q.    What did you learn about those

            25    discussions?


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             1                        Frome

             2           A.    I may have read it in the

             3    material, you know, that there had been

             4    discussions about a proposed combination

             5    between RJR and Liggett, and I guess what I

             6    read was that the RJR people did not want to

             7    proceed with the combination.  Maybe it was

             8    one of those false allegations being made by

             9    the RJR group.

            10           Q.    Did you have an understanding

            11    that Mr. LeBow was interested in pursuing that

            12    transaction notwithstanding the fact that RJR

            13    had decided not to go ahead with it?

            14                 MR. MASHBERG:  Wait, wait.  At

            15           what point are you asking him, as he

            16           sits here today?  Are you going back in

            17           time?  Are we going to start with

            18           Liggett all over again?

            19           Q.    At any time, did you have an

            20    understanding that Mr. LeBow intended to

            21    pursue his merger plan between Liggett and RJR

            22    after August of 1995?

            23                 MR. LOGAN:  Objection to form.

            24           A.    I assume that he was considering

            25    that.


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             1                        Frome

             2           Q.    When did you have this

             3    assumption?

             4           A.    Well, when we attended the Sard

             5    meeting, they distributed a book and the book

             6    contained information illustrating the

             7    financial impact of a combination between RJR

             8    and Liggett.

             9           Q.    Was the book discussed at the

            10    Sard meeting?

            11           A.    I don't remember.

            12           Q.    Did you review the book?

            13           A.    I glanced through it, yes.

            14           Q.    Did you discuss the book with Mr.

            15    LeBow?

            16           A.    No.

            17           Q.    Did you discuss the book with

            18    anyone else?

            19           A.    Not that I remember.

            20           Q.    Was it your understanding after

            21    reviewing the --

            22                 MS. SILVERBERG:  Let me mark as

            23           Frome Exhibit 3, a document bearing

            24           production Nos. RF 117 through RF 253.

            25                 (Multipage document, bearing


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             1                        Frome

             2                 production Nos. RF 117 through RF

             3                 253, marked Frome Exhibit 3 for

             4                 identification, as of this date.)

             5           Q.    Was that the material that was

             6    distributed at the Sard meeting?

             7           A.    Yes, I believe some of it.

             8           Q.    Just so the record is clear, did

             9    you review that material at the meeting?

            10           A.    No.  I don't remember, I don't

            11    think so.  I looked at it afterward.

            12           Q.    After you reviewed the material,

            13    did you have an understanding that Mr. LeBow

            14    was still interested in a merger between

            15    Liggett and RJR?

            16                 MR. MASHBERG:  I think he

            17           testified that he assumed that --

            18           A.    I don't think I spoke to anybody.

            19    But he sets forth a lot of detail between

            20    Liggett and RJR.  I have to assume this is

            21    part of the plan.

            22                 MR. MASHBERG:  She doesn't want

            23           to hear what your assumptions are.  She

            24           wants to hear what you know.  She wants

            25           to hear facts.


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             1                        Frome

             2           A.    I don't know.

             3           Q.    At the Sard meeting, did Mr.

             4    LeBow discuss his plans with respect to RJR?

             5                 MR. MASHBERG:  Objection --

             6           sorry.  Withdrawn.

             7                 MR. LOGAN:  I object to the form

             8           of the question.

             9           A.    I don't know what you mean.

            10                 In general, yes, he said he

            11    wanted to spin off the Nabisco shares.  He

            12    went through how beneficial it would be for

            13    the shareholders, how the combined price of

            14    Nabisco and RJR would be greater than RJR

            15    alone.

            16           Q.    Did Mr. LeBow discuss Liggett at

            17    the Sard meeting?

            18           A.    I don't remember.  I don't

            19    remember him discussing it.

            20           Q.    Do you not recall either way or

            21    do you remember that he specifically --

            22           A.    I'm inclined to say no, he didn't

            23    discuss it, but I'm not really sure about

            24    that.

            25           Q.    Did anybody at the meeting


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             2    comment on the fact that the materials that

             3    were distributed contained references to a

             4    merger between Liggett and RJR?

             5           A.    Not that I remember.

             6           Q.    Did Mr. LeBow say anything as to

             7    the proposals set forth in those materials?

             8           A.    No, I don't remember him saying

             9    anything.

            10                 MR. MASHBERG:  Objection to form.

            11                 MR. LOGAN:  Objection.

            12           A.    I don't think it was really --

            13                 MR. MASHBERG:  There is no

            14           question.

            15                 THE WITNESS:  I'm sorry.

            16           Q.    Would you like to expand on your

            17    prior answer?

            18           A.    Sure.  This was a big fat book

            19    given out.  I don't think anybody read the

            20    book while we were sitting there, so the

            21    questions weren't asked about oh, page, what's

            22    this mean, what does that mean.

            23           Q.    Did you ever discuss that book

            24    with Mr. LeBow at any time?

            25           A.    No, ma'am.


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             2           Q.    Did you discuss that book with

             3    Mr. Lorber at any point?

             4           A.    No.

             5           Q.    Did you discuss that book with

             6    anybody?

             7           A.    Not that I remember.

             8           Q.    Did you form an opinion as to

             9    whether or not Mr. LeBow should pursue the

            10    proposals set forth in those materials?

            11                 MR. LOGAN:  Objection.  This is a

            12           fact witness.  You are not paying him

            13           as an expert witness.

            14                 MS. SILVERBERG:  He is currently

            15           a candidate for the RJR board of

            16           directors and if he has formed an

            17           opinion as to the advisability of a

            18           transaction, I don't see why the

            19           witness should not be permitted to

            20           testify as to that opinion.

            21                 MR. MASHBERG:  I just note that

            22           the document is quite lengthy and you

            23           are asking a rather broad question

            24           about a document which has a lot of

            25           material in it.


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             1                        Frome

             2                 MS. SILVERBERG:  I will rephrase

             3           the question.

             4           Q.    Have you formed an opinion as to

             5    the advisability of a merger between Liggett

             6    and RJR?

             7           A.    No, ma'am.

             8                 MR. LOGAN:  Objection to form.

             9           Q.    Do you recall anything else that

            10    was discussed at the Sard meeting?

            11           A.    Generally a discussion why the

            12    prospect, we have a chance of winning,

            13    everybody introduced ourselves, a little bit

            14    about their backgrounds, stuff like that.

            15           Q.    Were there any financial advisers

            16    present?

            17           A.    I don't believe so.  Mr.

            18    Hirschfeld from Greg's firm -- from, there was

            19    a lawyer present.

            20                 MR. MASHBERG:  She didn't ask you

            21           that.

            22                 THE WITNESS:  I'm sorry.

            23                 MR. MASHBERG:  Now she will.

            24                 MR. LOGAN:  He wasn't sure what

            25           she meant by financial advisers.  I'm


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             2           not sure either what she meant.

             3           Q.    At the Sard meeting, was there

             4    any discussion as to what this slate of

             5    candidates -- let me withdraw the question.

             6                 At any time did Mr. Hirschfeld

             7    provide a legal opinion as to the legality of

             8    an immediate spin-off off Nabisco?

             9                 MR. LOGAN:  I object and I direct

            10           the witness not to disclose the

            11           substance of any confidential

            12           attorney-client communications.

            13           Q.    Without disclosing the substance

            14    of any attorney-client communications, have

            15    you ever received a legal opinion on whether

            16    or not an immediate spin-off of Nabisco is

            17    legal?

            18                 MR. LOGAN:  She is asking -- I

            19           object to the form, first of all.  She

            20           is asking -- I believe she is asking if

            21           you have ever received a legal opinion

            22           from anyone who is not an attorney

            23           representing you.

            24                 MS. SILVERBERG:  No, that was not

            25           my question.


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             1                        Frome

             2                 MR. LOGAN:  Because she is not

             3           entitled to know the substance of your

             4           communications that were in confidence

             5           with your attorney.

             6           Q.    Have the nominees to the RJR

             7    board ever received a legal opinion relating

             8    to an immediate spin-off of Nabisco?

             9                 MR. MASHBERG:  Do you mean a

            10           written opinion?

            11           Q.    Well, we'll start with a written

            12    opinion.

            13           A.    I myself never received a written

            14    or oral opinion with respect to the legality

            15    of the spin-off.

            16           Q.    Have you ever received either in

            17    writing or orally any assurance that the

            18    spin-off of Nabisco would not lead to

            19    liability on the part of RJR?

            20                 MR. MASHBERG:  What do you mean

            21           assurance?

            22                 MR. LOGAN:  I object to the form

            23           of the question.

            24                 MR. MASHBERG:  There is an

            25           indemnity agreement here.  Is that what


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             2           you are referring to?

             3                 MS. SILVERBERG:  No, whether or

             4           not it would result in liability to

             5           RJR.

             6                 MR. MASHBERG:  Assurance, I

             7           object to the form of that.

             8           Q.    Have you ever received a legal

             9    opinion, either orally or in writing, that a

            10    spin-off of Nabisco would not result in

            11    liability on the part of RJR?

            12           A.    No.

            13           Q.    Have you ever received a legal

            14    opinion, either in writing or orally, that a

            15    spin-off of Nabisco would not result in

            16    liability to RJR's shareholders?

            17                 MR. MASHBERG:  Objection to form.

            18                 MR. LOGAN:  Objection.

            19           A.    No.

            20           Q.    I apologize if I am repeating a

            21    question.  I want to make sure the record is

            22    clear.

            23                 Was there any discussion at the

            24    Sard meeting relating to Liggett?

            25                 MR. MASHBERG:  Asked and


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             1                        Frome

             2           answered.

             3           A.    I don't remember there being any

             4    discussion.

             5           Q.    Do you recall anything else that

             6    was discussed at the Sard meeting other than

             7    what you've already testified about?

             8           A.    No, ma'am.

             9           Q.    Have you ever told Mr. LeBow that

            10    you support an immediate spin-off of Nabisco?

            11           A.    Not in so many words, no.

            12           Q.    Have you told him that in sum or

            13    substance?

            14           A.    I'm sure he assumes that I do.

            15                 MR. MASHBERG:  Don't --

            16           A.    I'm sorry.  I never told him.

            17                 MR. MASHBERG:  That's a double

            18           assumption.

            19           A.    I assume he assumes.  I don't

            20    know, no, I never told him that.

            21           Q.    Has Mr. LeBow ever asked your

            22    view on the spin-off?

            23           A.    No.

            24           Q.    Do you have a view as to the

            25    advisability of an immediate spin-off?


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             1                        Frome

             2                 MR. MASHBERG:  I think you asked

             3           him that, too.

             4                 MR. LOGAN:  I objected to it.

             5           And I object to this one.

             6           A.    Sounds like a good idea.

             7                 MR. MASHBERG:  Go ahead, answer

             8           it again.

             9           A.    I did.

            10           Q.    On what is that opinion based?

            11           A.    I believe that the combined price

            12    of Nabisco shares and RJR shares subsequent to

            13    a spin-off would be very substantially higher

            14    than the existing price of RJR shares alone.

            15    So that the shareholders would be happy to

            16    have the higher price stock than a lower price

            17    stock.

            18           Q.    On what information are you

            19    relying in coming to that conclusion?

            20                 MR. LOGAN:  Objection to form.

            21           A.    The original discussions that I

            22    had with Mr. LeBow and reading some of the

            23    materials that have been distributed.

            24           Q.    Do you have any information on

            25    the value of a spin-off other than what you


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             2    have learned from Mr. LeBow or have read

             3    either in the newspaper or publicly filed

             4    documents?

             5           A.    Some of these things, faxes,

             6    newspaper articles, Sanford Bernstein's

             7    article.

             8           Q.    Other than public reports and

             9    public filings?

            10           A.    No.

            11           Q.    In your conversations with Mr.

            12    LeBow, do you have any other basis for your

            13    view?

            14                 MR. LOGAN:  And all the other

            15           materials he just pointed to.

            16           A.    And the stuff that I just gave

            17    you.

            18           Q.    I believe that the other

            19    materials you referred to were Sanford

            20    Bernstein reports.

            21                 MR. MASHBERG:  You said public

            22           materials.  I don't know that all those

            23           things are public materials in the

            24           sense of a news article or a press

            25           release, so there is a whole packet of


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             2           materials that he has received and I

             3           think that's what he was referring to.

             4           Whatever it is that he received, that's

             5           included in your question.

             6           Q.    Following the Sard meeting, what

             7    is the next discussion you recall relating to

             8    RJR?

             9           A.    Again, I continued to have these

            10    conversations with Mr. Lorber, you know, which

            11    were, I was advised of so-called progress of

            12    what was happening and then there was a third

            13    meeting at the Friars Club.

            14           Q.    What did you discuss in your

            15    conversations with Mr. Lorber?

            16           A.    Essentially the focus was planned

            17    to do consent solicitation and prospects and

            18    so forth and maybe some nominees or people

            19    might come on the board like this guy

            20    Zuckerman and so forth, things of that nature.

            21           Q.    Did you discuss with Mr. Lorber

            22    the criteria that was being used to select who

            23    would be a nominee to the RJR board?

            24           A.    No.

            25           Q.    During this time period, did you


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             2    have any discussions with Mr. Lorber with

             3    respect to Liggett?

             4           A.    No.

             5           Q.    Going back to what I marked as

             6    Exhibit 3, I believe that exhibit contains

             7    financial analyses -- financial pro formas

             8    relating to RJR; is that correct?

             9           A.    If they are there, I guess it's

            10    correct.

            11           Q.    Have you received --

            12                 MR. MASHBERG:  Go ahead.  Let her

            13           ask her question.

            14           Q.    Have you received any other

            15    financial information relating to RJR from Mr.

            16    LeBow or Brooke Group?

            17           A.    Not -- only what's included here.

            18    None that I recollect.

            19           Q.    If you had received such

            20    information, would it have been included in

            21    the materials that you have sent to me?

            22           A.    Not necessarily.

            23           Q.    Do you have a recollection of any

            24    other financial materials that you received?

            25           A.    I don't remember any.


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             2           Q.    What was discussed at the Friars

             3    Club meeting?

             4           A.    Just the plans of how they are

             5    going to go visit institutions and solicit

             6    consents and so forth.  That it was filled

             7    with optimism.

             8           Q.    Were any financial advisers

             9    present?

            10           A.    I don't think so.

            11                 MR. MASHBERG:  Objection to form.

            12                 MR. LOGAN:  Objection to form.

            13           A.    Not that I remember.

            14           Q.    Did the nominees receive a report

            15    from a financial adviser relating to RJR?

            16           A.    No, not that I remember.

            17           Q.    I would like to show you a

            18    document that was marked at Mr. Strauss's

            19    deposition, it's Strauss Exhibit 2, and ask

            20    you whether or not you have ever seen that

            21    document before?

            22           A.    Yes, I believe I have.

            23           Q.    When did you see this document?

            24           A.    I don't remember.

            25           Q.    Was this document distributed at


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             2    either of the meetings that you attended with

             3    the other nominees to the RJR board of

             4    directors?

             5           A.    I think it may have been given at

             6    the Sard meeting, but I really don't remember.

             7           Q.    Let me call your attention to the

             8    top of the first page.  There is a note that

             9    says "Confidential draft 11/15/95 9:27 a.m."

            10    Does that refresh your recollection that this

            11    was distributed at the Sard meeting?

            12           A.    Presuming that was the date of

            13    the meeting, yes.  I don't really remember

            14    this being distributed.

            15           Q.    Do you recall any discussion of

            16    this document?

            17           A.    No, ma'am.

            18           Q.    I would like to call your

            19    attention to Page 2, point 10.

            20           A.    Yes.

            21           Q.    And just there is in bold print a

            22    question that says:  "Would this proposed

            23    board merge RJR with Liggett if elected?"

            24                 And then in brackets there is an

            25    answer which says, "If our board is elected,


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             2    its primary objective would be to immediately

             3    spin off the Nabisco food unit to RJR Nabisco

             4    shareholders on a tax-free basis.  If a merger

             5    with Liggett would benefit all RJR

             6    shareholders, we would consider it."

             7                 Do you see that?

             8           A.    Yes, ma'am.

             9                 MR. LOGAN:  Objection to form.

            10           Q.    Did I read that correctly?

            11           A.    I don't know.

            12           Q.    Does this refresh your

            13    recollection at all as to whether there was a

            14    discussion of Liggett at the Sard meeting?

            15           A.    No, ma'am.

            16           Q.    Do you recall any discussion of

            17    this question and answer?

            18           A.    No, ma'am.

            19                 MS. SILVERBERG:  I would like to

            20           mark as Frome Exhibit 4, a document

            21           with production Nos. RF 21 through RF

            22           23.

            23                 (Document, bearing production

            24                 Nos. RF 21 through RF 23, marked

            25                 Frome Exhibit 4 for


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             2                 identification, as of this date.)

             3           Q.    I will represent to you that this

             4    document was included in the documents that

             5    were produced to us by your counsel from your

             6    files.  You will note that the document has

             7    handwriting next to it, do you see that?

             8           A.    Yes.

             9           Q.    Is that your handwriting?

            10           A.    Yes.

            11           Q.    I would like to call your

            12    attention to point 10 we were discussing just

            13    before and could you just note for the

            14    record --

            15           A.    There is an X and it's kind of

            16    marked with a paren on the outside of the item

            17    10 and there is an X next to it.

            18           Q.    Does this refresh your

            19    recollection at all as to whether or not there

            20    was a discussion of that point at the Sard

            21    meeting?

            22           A.    No.  I don't think there was a

            23    discussion now that I look at this, but I'm

            24    not sure.

            25           Q.    Do you recall whether or not you


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             2    had a discussion of that point at any time?

             3           A.    No.

             4           Q.    Do you know what that X refers

             5    to?

             6           A.    I think it means I wanted to find

             7    out more about that, but I don't remember.

             8           Q.    Did you find out more about that

             9    point?

            10           A.    Not that I remember.  I don't

            11    think I did.

            12           Q.    Do you recall any discussion at

            13    any time with respect to that point?

            14           A.    Subsequent to the Sard meeting?

            15    No.

            16           Q.    Or during the Sard meeting?

            17           A.    No.  Not that I recall.

            18           Q.    I'm sorry if I am repeating a

            19    question, but just so the record is clear, did

            20    you receive that at the meeting?

            21           A.    I believe so.

            22           Q.    That would have been the Sard

            23    meeting on the 15th?

            24           A.    Yes, ma'am.

            25           Q.    Was there any discussion of the


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             2    other points in that document at the Sard

             3    meeting?

             4           A.    No, not that I recall.  Some of

             5    the topics were covered, like --

             6                 MR. MASHBERG:  She is asking if

             7           these points in the memo --

             8                 THE WITNESS:  I understand.

             9                 MR. LOGAN:  In the context of

            10           them being in this document.

            11                 MR. MASHBERG:  We seem to be

            12           going backwards.

            13           A.    I don't recall any of them being

            14    discussed.

            15           Q.    Does this document refresh your

            16    recollection as to any other matters that were

            17    discussed?

            18           A.    No, ma'am.

            19           Q.    At the Sard meeting?

            20           A.    No.

            21           Q.    Going back to the meeting at the

            22    Friars Club, was there any discussion at that

            23    meeting regarding Liggett?

            24           A.    No, ma'am.

            25           Q.    Do you recall what was discussed


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             2    at the Friars Club other than that which

             3    you've already testified about?

             4           A.    No, ma'am.

             5           Q.    How long did that meeting last?

             6           A.    I was only there I would guess an

             7    hour, 45 minutes, hour and 15.

             8           Q.    Was there any discussion at that

             9    meeting as to whether or not the nominees

            10    would in fact run for election in the 1996

            11    annual meeting?

            12           A.    Well, it was already assumed that

            13    we were the nominees, of course we would run.

            14                 MR. MASHBERG:  Don't assume.

            15           Answer her question.

            16           A.    No, there was no discussion about

            17    that.

            18           Q.    Have you ever had a discussion

            19    with Mr. Icahn over the past year relating to

            20    RJR?

            21           A.    Yes, there was one conversation

            22    at a party, it was really all.  Nothing of

            23    substance was discussed.

            24           Q.    What was discussed?

            25           A.    There was just joking around.


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             1                        Frome

             2           Q.    Did you mention Liggett during

             3    that discussion?

             4           A.    No.  Definitely not.

             5           Q.    Have you ever discussed the

             6    question of greenmail with Mr. LeBow?

             7           A.    No, ma'am.

             8           Q.    Have you discussed greenmail with

             9    Mr. Icahn?

            10           A.    No.

            11           Q.    Have you discussed greenmail with

            12    anyone else employed by Brooke Group or New

            13    Valley?

            14           A.    No, ma'am.

            15           Q.    Have you discussed the management

            16    of RJR in the event that Brooke Group's

            17    nominees are elected?

            18           A.    No, ma'am.

            19           Q.    Have you discussed any action

            20    that the RJR board might take if the nominees

            21    are elected?

            22           A.    Only the spin-off.

            23           Q.    Have you discussed whether or not

            24    the nominees if elected would effectuate an

            25    immediate spin-off of Nabisco?

             1                        Frome

             2                 MR. MASHBERG:  Objection to form.

             3                 MR. LOGAN:  Objection.

             4           A.    I don't remember it being

             5    discussed.  It's on a platform.

             6           Q.    Do you know whether Mr. LeBow is

             7    soliciting investors -- is soliciting

             8    individuals to invest in RJR?

             9           A.    Not that I know of.

            10           Q.    Do you know whether or not Mr.

            11    LeBow or anyone employed by Brooke Group or

            12    New Valley is soliciting individuals to

            13    purchase options in RJR?

            14           A.    Not that I know of.

            15           Q.    Do you know whether anyone at

            16    Brooke Group or New Valley is soliciting

            17    individuals to invest in RJR?

            18           A.    Not that I know of.

            19           Q.    To your knowledge, does Mr. LeBow

            20    hold options to purchase RJR stock?

            21           A.    I don't know.

            22           Q.    To your knowledge, does Mr. Icahn

            23    hold options to purchase RJR stock?

            24           A.    I don't know.

            25           Q.    Do you know a Mr. Lucio Tan?

             1                        Frome

             2           A.    A man?

             3           Q.    Yes.

             4           A.    No.

             5           Q.    Do you know a Michael Price?

             6           A.    I know who he is.  I don't know

             7    him.

             8           Q.    Have you had any discussions with

             9    him relating to RJR?

            10           A.    No.

            11           Q.    Do you know a Gary Black?

            12           A.    No.

            13           Q.    Do you know Gary Klesch?

            14           A.    No.

            15           Q.    Are you familiar with the firm of

            16    Wassherstein Parella?

            17           A.    I know of Wassherstein Parella.

            18           Q.    Have you had any discussions with

            19    anyone at Wassherstein Parella relating to RJR

            20    within the past year?

            21           A.    No.

            22           Q.    Do you know a Mario Baeza?

            23           A.    No.

            24           Q.    Are you familiar with a company

            25    called Tabaca Lera?

             1                        Frome

             2           A.    No.

             3           Q.    Are you familiar with a company

             4    called Intabex?

             5           A.    No.

             6           Q.    Are you familiar with an

             7    individual named Tony Taberer?

             8           A.    No.

             9           Q.    Are you familiar with a company

            10    called Rothmans?

            11           A.    A cigarette.

            12           Q.    Yes.

            13           A.    I heard of Rothmans.

            14           Q.    Have you spoken to anyone at

            15    Rothmans with respect to RJR?

            16           A.    No, ma'am.

            17           Q.    Are you aware of any proposed

            18    transaction that would involve Rothmans and

            19    RJR?

            20           A.    No.

            21           Q.    Have you had any discussions with

            22    Mr. LeBow or anyone else at New Valley or

            23    Brooke Group relating to the Investment

            24    Company Act of 1940?

            25           A.    Yes.

             1                        Frome

             2           Q.    With whom did you have those

             3    discussions?

             4           A.    Mr. Lorber.

             5           Q.    When did you have those

             6    discussions?

             7           A.    In December.

             8           Q.    What did you discuss?

             9           A.    I knew that, I guess I was

            10    informed that New Valley had an investment

            11    that they were trying to liquidate because

            12    they -- before the end of the year, because

            13    they were concerned that the investment might

            14    be considered a security for Investment

            15    Company Act purposes.

            16           Q.    What was that security?

            17           A.    It was an investment in a

            18    partnership.

            19           Q.    What was the partnership?

            20           A.    I think it was called WG Trading

            21    or something like that.

            22           Q.    Has New Valley liquidated that

            23    investment?

            24           A.    I believe it has liquidated

            25    almost all of it.  Or it has now liquidated

             1                        Frome

             2    almost all of it.

             3           Q.    Did you discuss with Mr. Lorber

             4    any other issues relating to the 1940 act?

             5           A.    No.

             6           Q.    Did Mr. Lorber discuss RJR as a

             7    means through which New Valley could address

             8    its status under the 1940 act?

             9                 MR. MASHBERG:  Objection to form.

            10                 MR. LOGAN:  Objection.

            11           A.    No.  No.

            12           Q.    Did Mr. Lorber discuss any other

            13    actions that New Valley was taking?

            14           A.    No.

            15           Q.    With respect to the 1940 act?

            16           A.    No.

            17                 MR. MASHBERG:  Objection to form.

            18                 MR. LOGAN:  Objection.

            19           Q.    Have you had any meetings with

            20    anyone -- let me rephrase that.

            21                 Within the past year, have you

            22    had any discussions relating to RJR with

            23    people other than individuals employed by

            24    Brooke Group or New Valley?

            25                 MR. LOGAN:  Other than what he's

             1                        Frome

             2           already testified to today?

             3                 MS. SILVERBERG:  I said other

             4           than individuals employed by Brooke

             5           Group and New Valley.

             6           A.    Talking having social

             7    conversations with my girlfriend, you have

             8    that already.

             9           Q.    Other than your girlfriend.

            10                 MR. MASHBERG:  People in his

            11           firm?

            12           A.    I had casual conversations but

            13    no, nothing.

            14                 MR. MASHBERG:  Not a great

            15           question.

            16           Q.    Other than your girlfriend and

            17    your law partners, with whom have you had

            18    those conversations?

            19           A.    Social acquaintance, a friend,

            20    people in the securities industry, people I

            21    know.  People saw it in the paper, I was a

            22    nominee, they called, what was going on, stuff

            23    like that.

            24           Q.    Do you recall what was said

            25    during those conversations?

             1                        Frome

             2           A.    Well, first of all, everybody was

             3    incredulous that it said in the paper I was 53

             4    years old.  Everybody knows I'm not that old.

             5    That was a shocking thing.  That was the

             6    principal thing people were interested in.

             7           Q.    Anything else that you can recall

             8    being discussed?

             9           A.    How much money was I getting

            10    paid, the important stuff.

            11           Q.    Anything else that you recall?

            12           A.    Not really.

            13           Q.    Just so that the record is clear,

            14    other than that initial conversation you had

            15    with Mr. LeBow and Mr. Lorber in New York,

            16    have you had any conversations with Mr. LeBow

            17    or Mr. Lorber or anyone else at Brooke Group

            18    or New Valley relating to a possible

            19    transaction between Liggett and RJR?

            20           A.    Just what I testified to already.

            21                 MR. MASHBERG:  Off the record.

            22                 (Discussion off the record.)

            23                 MS. SILVERBERG:  I would like to

            24           mark as Frome Exhibit 5, a document

            25           bearing production No. RF 031-A.

             1                        Frome

             2                 (Schematic, bearing production

             3                 No. RF 031-A marked Frome Exhibit

             4                 5 for identification, as of this

             5                 date.)

             6           Q.    Can you identify this document?

             7           A.    Yes.

             8           Q.    What is this document?

             9           A.    This is the Magna Carta.

            10                 This is a schematic that I

            11    prepared during the Sard meeting that explains

            12    the transaction which occurred a while ago,

            13    maybe in '94 or something, I see it says 1994

            14    here, in which RJR paid down certain

            15    liabilities and distributed certain assets and

            16    so forth.

            17           Q.    Do these notes reflect a

            18    conversation that took place at the Sard

            19    meeting?

            20           A.    Yes.  Ben LeBow made a

            21    presentation and I don't remember really what

            22    happened.  These were notes on it, in which

            23    this paydown of debt occurred and in effect he

            24    demonstrated the paydown was actually a

            25    distribution of assets, and if the Nabisco

             1                        Frome

             2    distribution were a fraudulent conveyance,

             3    than this would also be a fraudulent

             4    conveyance.

             5           Q.    Could you explain that reasoning?

             6           A.    Well, if you made a distribution

             7    of assets in 1994 and in 1996, either would be

             8    considered a fraudulent conveyance if the

             9    company was insolvent, I guess, at the time of

            10    distribution.

            11           Q.    Why did Mr. LeBow believe that

            12    this transaction, that the -- let me rephrase

            13    that.

            14                 Did Mr. LeBow state why he

            15    believed that the transaction reflected in

            16    these notes was a distribution of assets?

            17           A.    Well, I don't recall the

            18    particulars, but he did explain it at that

            19    time.

            20           Q.    Do you have any recollection as

            21    to what he explained on that matter?

            22           A.    It was pretty complicated, as you

            23    can see.

            24           Q.    Did you review this document in

            25    preparation for your deposition?

             1                        Frome

             2           A.    This document?

             3           Q.    Yes.

             4           A.    When the gentlemen were at my

             5    office last week I looked at it.  Yes.

             6           Q.    As you sat here today for your

             7    deposition, did you recall that this document

             8    existed?

             9                 MR. MASHBERG:  Before you showed

            10           it to him?

            11                 MS. SILVERBERG:  Yes.

            12           A.    I saw it.  I didn't think about

            13    it.

            14           Q.    When I asked you earlier whether

            15    you recalled anything else that occurred at

            16    the Sard meeting, were you aware that these

            17    notes existed?

            18           A.    No, I didn't think about it.

            19           Q.    Having shown you these notes, do

            20    you now have any further recollection as to

            21    what was discussed at the Sard meeting?

            22           A.    No.

            23           Q.    I'm going to take you through the

            24    document just so that we can get your

            25    handwriting clear.  Do you see at the top?

             1                        Frome

             2           A.    I guess that means tobacco

             3    liability or something, right?

             4           Q.    Is that the text on the top line

             5    of text all the way to the left in the circle?

             6           A.    Yes.

             7           Q.    Says "Tobacco liability"?

             8           A.    I think so.

             9           Q.    And then just to the right of

            10    that there is a vertical line?

            11           A.    Yes.

            12           Q.    Just to the right of that there

            13    are two letters, what do those letters say?

            14           A.    I would say "RN."

            15           Q.    Does that stand for RJR Nabisco?

            16           A.    RN?  No.

            17           Q.    What would RN stand for?

            18           A.    I have no idea.

            19           Q.    Do you see text in the circle

            20    following the reference?

            21           A.    8-B.

            22           Q.    Under that?

            23           A.    Something D, PO, B-I-D

            24           Q.    P-O B-I-D.  Do you know what that

            25    refers to?

             1                        Frome

             2           A.    No.

             3           Q.    Could that be a reference to

             4    public as in public debt?

             5           A.    Could be.

             6           Q.    In the circle immediately to the

             7    right of that?

             8           A.    Says "2-B bank."

             9           Q.    Did the reference to 8-B refer to

            10    8 billion?

            11           A.    Must be.

            12           Q.    Does that refresh your

            13    recollection as to the letters underneath?

            14           A.    Could be public debt, it would

            15    make sense if it did.

            16                 MR. MASHBERG:  She is asking if

            17           it refreshes your recollection at the

            18           time.

            19           A.    I don't remember what I wrote.

            20           Q.    You see there is a line, a

            21    vertical line going down joined by a

            22    horizontal line going across?

            23           A.    Yes.

            24           Q.    Then there are two more vertical

            25    lines, one on the right and one on the left,

             1                        Frome

             2    do you see that?

             3           A.    Yes.

             4           Q.    Taking the circled line on the

             5    left, it ends in a circle?

             6           A.    Says "Reynolds."

             7           Q.    Following the vertical line on

             8    the right?

             9           A.    Says "Nabisco."

            10           Q.    Above the word Nabisco, there is

            11    a number; does that say '94?

            12           A.    Yes.

            13           Q.    Would that indicate 1994?

            14           A.    Yes.

            15           Q.    To the right, a little bit above

            16    '94, there is a word.  What is that word?

            17           A.    "Add" you mean?

            18                 MR. MASHBERG:  She means here.

            19           A.    Above that?

            20           Q.    Yes.

            21           A.    Intercompany.

            22           Q.    How would you read the text under

            23    "Interco"?

            24           A.    It says "4 billion intercompany

            25    debt."

             1                        Frome

             2           Q.    What's the word immediately to

             3    the left of the 4 billion?

             4           A.    Add.

             5           Q.    Underneath the 4 billion in debt

             6    there is some text in the circle?

             7           A.    "2 billion public, 2 billion

             8    bank."

             9           Q.    To the left of the circle, there

            10    is a short either a short word or some

            11    letters?

            12           A.    "Got"; I guess it says "Got."

            13           Q.    Just below the circle, what does

            14    the text say?

            15           A.    "Borrow 2 billion, pay off 2

            16    billion at RN level."  Maybe it does say RJR.

            17           Q.    Could that be Reynolds Holdings

            18    or RJR Holdings?

            19           A.    Maybe some other company in

            20    there.

            21           Q.    To the left of that last box,

            22    there is a narrow rectangle above a circle?

            23           A.    Says "Reduce value."  "1.  Reduce

            24    value."

            25           Q.    And 2?

             1                        Frome

             2           A.    "2.  Hurt higher multiple of

             3    earnings."

             4           Q.    Hurt?

             5           A.    I think so, yes.

             6           Q.    Starting at the top, do you

             7    recall what the 8 billion referred to?

             8           A.    No.

             9           Q.    Do you know what the 2 billion

            10    referred to?

            11           A.    No.

            12           Q.    Do you know what the $4 billion

            13    in intercompany debt referred to?

            14           A.    No.

            15           Q.    Do you have any recollection?

            16           A.    No.

            17           Q.    Do you know what the reference

            18    below to 2 billion public and 2 billion bank

            19    refers to?

            20           A.    I believe it's the combination of

            21    the, that adds up to the 4 billion.

            22           Q.    Do you know what the reference --

            23           A.    Intercompany?  I don't know what

            24    it means really.

            25           Q.    Do you know what the reference

             1                        Frome

             2    below it to "borrow 2 billion, pay off 2

             3    billion at RN level" refers to?

             4           A.    Not really.

             5           Q.    Do you know what the note "Reduce

             6    value" refers to?

             7           A.    No.

             8           Q.    Do you know what the reference to

             9    "Hurt higher multiple of earnings" refers to?

            10           A.    No.

            11           Q.    Do you recall anything else from

            12    Mr. LeBow's presentation on the subject?

            13           A.    No, ma'am.

            14           Q.    Was there any discussion of the

            15    subject other than Mr. LeBow's presentation?

            16           A.    I don't remember.

            17           Q.    Did Mr. LeBow distribute any

            18    materials?

            19           A.    No, just the fat book that you

            20    have.

            21                 MS. SILVERBERG:  I'm going to

            22           mark as Frome Exhibit 6, a document

            23           bearing production Nos. RF 33 through

            24           RF 116.

            25                 (Multipage Document dated January

             1                        Frome

             2                 of 1996 at bottom, bearing

             3                 production Nos. RF 33 through RF

             4                 116, marked Frome Exhibit 6 for

             5                 identification, as of this date.)

             6                 MR. MASHBERG:  You want to ask

             7           him a question.

             8           Q.    Can you identify the document?

             9           A.    Yes.  Frome Exhibit 6.

            10           Q.    Have you ever seen that document

            11    before?

            12           A.    You know, I don't remember this

            13    thing.  I guess they must have maybe gave this

            14    out at the  --

            15                 MR. MASHBERG:  Don't guess.

            16           A.    I don't know.

            17           Q.    Well, let me call your attention

            18    to the bottom of the front page which I think

            19    bears a date January of 1996?

            20           A.    Yes.

            21           Q.    Do you see that?

            22           A.    Yes.

            23           Q.    Does that refresh your

            24    recollection as to when you might have

            25    received this document?

             1                        Frome

             2           A.    No.  I'm not sure how I got it.

             3           Q.    Have you had any discussions

             4    relating to RJR after the Friars Club meeting?

             5           A.    Yes.

             6           Q.    Have you had any meetings with

             7    Mr. Lorber or Mr. LeBow relating to RJR after

             8    the Friars Club meeting?

             9           A.    No.

            10           Q.    Have you had any telephone

            11    discussions with Mr. LeBow relating to RJR

            12    following the Friars Club meeting?

            13           A.    No.

            14           Q.    Have you had any discussions with

            15    Mr. Lorber relating to RJR following the

            16    Friars Club meeting?

            17           A.    Yes.

            18           Q.    How many discussions?

            19           A.    Not many.  Maybe two, three at

            20    the most.

            21           Q.    When were these discussions?

            22           A.    These were conversations, you

            23    know, Happy New Year and stuff and in the

            24    midst how RJR, he told me last week he is

            25    working like a dog visiting shareholders

             1                        Frome

             2    around the country so forth and so on.  Very

             3    optimistic.

             4           Q.    Did he mention anything else

             5    relating to RJR?

             6           A.    No, just how it's going, it was

             7    like a political campaign approach.

             8           Q.    Have you spoken to any RJR

             9    shareholders?

            10                 MR. LOGAN:  When?

            11           Q.    At any point from October 1, 1995

            12    through the present?

            13                 MR. MASHBERG:  Other than Mr.

            14           LeBow?

            15           A.    Yes, unrelated to LeBow, yes.

            16           Q.    Have you spoken to RJR

            17    shareholders with respect to the consent

            18    solicitation?

            19           A.    Not really.

            20           Q.    Have you discussed the consent

            21    solicitation with any RJR shareholders?

            22           A.    No.

            23           Q.    Have you discussed a spin-off

            24    with Nabisco with any RJR shareholders?

            25           A.    No, except to say that's the

             1                        Frome

             2    platform of our group.

             3           Q.    Were these communications that

             4    were initiated by you or the shareholder?

             5           A.    They were people I knew otherwise

             6    and just happened to mention it.

             7           Q.    Were you calling them for the

             8    purpose of discussing RJR?

             9           A.    No.

            10                 MR. LOGAN:  Objection to form.

            11                 MR. MASHBERG:  He never said he

            12           called anybody.

            13           Q.    Did you initiate these

            14    conversations for the purposes of discussing

            15    RJR?

            16           A.    No.

            17                 MR. MASHBERG:  Wait.  That's

            18           another bad question.  Ask him if he

            19           initiated the conversation.

            20           Q.    Did you initiate these

            21    conversations with the shareholders?

            22           A.    No.

            23           Q.    Did they initiate them with you?

            24           A.    No.  They were all conversations

            25    that had nothing to do, conversations relating

             1                        Frome

             2    to other subjects principally and RJR was just

             3    mentioned.  It was one person particularly who

             4    would have been a stockholder.

             5           Q.    With whom did you have these

             6    conversations?

             7           A.    A woman named Patty Shane.

             8           Q.    Who is Patty Shane?

             9           A.    She is a principal at a firm

            10    called Wolff & Company.

            11           Q.    How do you spell that?

            12           A.    I don't know.  W-O-L-F-F.

            13           Q.    What did you say to her about

            14    RJR?

            15           A.    Nothing.  She just said she has

            16    been buying stock since it is going up.  She

            17    thinks it is a buy.  She is like a regular

            18    stockholder.  If they do the spin-off, the

            19    stock can go up even higher.

            20           Q.    Did you discuss Liggett with her?

            21           A.    No.

            22                 MS. SILVERBERG:  I would like to

            23           mark as Frome Exhibit 7, a document

            24           bearing production Nos. RF 24 through

            25           27.

             1                        Frome

             2                 I will mark three documents, one

             3           bearing production Nos. 24 through 27,

             4           second document bearing production Nos.

             5           28 through 31.  Just two documents.

             6                 MR. LOGAN:  Exhibits 7 and 8.

             7                 MS. SILVERBERG:  We can mark them

             8           both as Exhibit 7 if you prefer.

             9                 MR. LOGAN:  I don't care.  I'm

            10           asking.

            11                 MS. SILVERBERG:  They can both be

            12           marked as 7.

            13                 (Press release and accompanying

            14                 letter, bearing production Nos.

            15                 24 through 27 and Nos. 28 through

            16                 31, marked Frome Exhibit 7 for

            17                 identification, as of this date.)

            18           Q.    Mr. Frome, can you identify these

            19    documents?

            20           A.    Yes, Exhibit 7 is a press release

            21    and -- first part is press release and second

            22    part is a letter.

            23           Q.    When did you receive these

            24    documents?

            25           A.    I don't remember.

             1                        Frome

             2           Q.    From whom did you receive these

             3    documents?

             4           A.    I don't know.

             5                 MS. SILVERBERG:  I'm going to

             6           mark as Exhibit 8, a document bearing

             7           production No. RF 002.

             8                 (Page from Mr. Frome's diary,

             9                 December 14, 1995, bearing

            10                 production No. RF 002, marked

            11                 Frome Exhibit 8 for

            12                 identification, as of this date.)

            13           Q.    Can you identify that document?

            14           A.    Yes.

            15           Q.    What is it?

            16           A.    A page from my diary, December

            17    14, 1995, a great day.

            18                 MS. SILVERBERG:  Can the reporter

            19           please repeat the answer?

            20           A.    You want me to repeat that?

            21           Q.    I did not hear.

            22           A.    A photostat of a page of my diary

            23    December 14, 1995.

            24           Q.    Was that the day of the Friars

            25    Club meeting?

             1                        Frome

             2           A.    Yes.

             3                 MS. SILVERBERG:  I'm now going to

             4           mark as Exhibit 9, a series of

             5           documents that bear sequential Bates

             6           Nos. from 3 to 20.

             7                 (Group of faxes, bearing

             8                 production Nos. 3 through 20,

             9                 marked Frome Exhibit 9 for

            10                 identification, as of this date.)

            11           Q.    Mr. Frome, could you identify

            12    these documents?

            13           A.    Yes, ma'am.

            14           Q.    What are they?

            15           A.    They are a bunch of faxes I

            16    received.

            17           Q.    These are faxes that you received

            18    from individuals at Brooke Group?

            19           A.    Yes.  Says from Bryant Kirkland.

            20                 MS. SILVERBERG:  I would like to

            21           mark as Exhibit 10, three documents

            22           that were produced at the beginning of

            23           this deposition and do not bear

            24           production numbers.  The first document

            25           says "Fax" and is dated January 24,

             1                        Frome

             2           1996.  The second document, the cover

             3           sheet says "Fax" and is dated January

             4           22, 1996 and the third document is

             5           again a fax dated January 24, 1996.

             6                 (Three documents, fax dated

             7                 January 24, 1996; fax dated

             8                 January 22, 1996 and fax dated

             9                 January 24, 1996, marked Frome

            10                 Exhibit 10 for identification, as

            11                 of this date.)

            12           Q.    Mr. Frome, can you identify these

            13    documents?

            14           A.    Yes.  They are some faxes I

            15    received from Brooke Group in January, last

            16    week or so.

            17           Q.    Have you had any conversations

            18    with the other nominees to the RJR board other

            19    than at the two meetings you have described?

            20           A.    Yes.

            21           Q.    With whom did you have

            22    discussions?

            23           A.    Rouben Chakalian.

            24           Q.    When did you meet Mr. Chakalian?

            25           A.    Probably two or three days before

             1                        Frome

             2    Christmas.

             3           Q.    Where did you meet him?

             4           A.    Madison Avenue out in the street.

             5    We were not in a bar.

             6           Q.    Was this a scheduled meeting?

             7           A.    No, no, I was walking with my

             8    daughter.  We were doing some Christmas

             9    shopping and he was walking:  Hi.  Hi.  Merry

            10    Christmas.

            11           Q.    Did you discuss RJR with him?

            12           A.    No, discussed the weather and

            13    Christmas, Christmas holiday, and I was going

            14    down to Anguilla.

            15           Q.    Did you have discussions with any

            16    of the other nominees to the RJR board?

            17           A.    No, no.  Is George Levin a

            18    nominee?

            19           Q.    No, he is not.

            20                 Have you had discussions with

            21    George Levin?

            22           A.    No, I don't know who the guy is.

            23    I am just curious.

            24                 MR. MASHBERG:  The witness is

            25           looking at Exhibit 10 and you see, is

             1                        Frome

             2           that where you are getting the name?

             3           A.    Yes.  Never heard of the guy.

             4                 MS. SILVERBERG:  Off the record.

             5                 Thank you Mr. Frome, I have no

             6           further questions.

             7                 THE WITNESS:  Thank you.

             8                 MR. LOGAN:  I have no questions.

             9    BY MS. SILVERBERG:

            10           Q.    I have a few more questions, Mr.

            11    Frome.  I would like to have the reporter mark

            12    as Frome Exhibit 11, a document bearing

            13    production No. RF 32.

            14                 (Letter from Bryant Kirkland to

            15                 Mr. Frome, bearing production No.

            16                 RF 32, marked Frome Exhibit 11

            17                 for identification, as of this

            18                 date.)

            19           Q.    Mr. Frome, can you identify this

            20    document?

            21           A.    Yes, it's a letter from Bryant

            22    Kirkland which evidently enclosed the exhibit

            23    previously that was given to me.

            24           Q.    Does this refresh your

            25    recollection as to how you got that consent?

             1                        Frome

             2           A.    It came by Federal Express.

             3                 MS. SILVERBERG:  Thank you Mr.

             4           Frome.  I have no further questions.

             5                 (Time noted:  6:20 P.M.)

             6                       __________________________

             7                       Robert L. Frome

             8

             9

            10    Subscribed and sworn to

            11    before me this______day

            12    of_________________1996.

            13

            14

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25


                                                                    126


             1

             2
                                  C E R T I F I C A T E
                                  _ _ _ _ _ _ _ _ _ _ _
             3
                  STATE OF NEW YORK     )
             4                          )  ss.:
                  COUNTY OF NEW YORK    )
             5
                               I, DONNA BRUNCK, a Certified
             6
                         Shorthand Reporter and Notary Public within
             7
                         and for the State of New York, do hereby
             8
                         certify:
             9
                               That I reported the proceedings in
            10
                         the within-entitled matter, and that the
            11
                         within transcript is a true record of
            12
                         such proceedings.
            13
                               I further certify that I am not
            14
                         related, by blood or marriage, to any of
            15
                         the parties in this matter and that I am
            16
                         in no way interested in the outcome of
            17
                         this matter.
            18
                               IN WITNESS WHEREOF, I have hereunto
            19
                         set my hand this________day of__________,
            20
                         1996.
            21
                                        __________________________
            22                             DONNA BRUNCK, CSR

            23

            24

            25


                                                                    127


             1

             2    January 30, 1996
                                      I N D E X
                                      _ _ _ _ _
             3    WITNESS                                      PAGE
                  _______                                      ____
                  ROBERT L. FROME
             4           Examination by Ms. Silverberg           4
                                   E_X_H_I_B_I_T_S
                                   _ _ _ _ _ _ _ _
             5    FROME                  _____
                  FOR_IDENTIFICATION                           PAGE
                  ___ ______________                           ____
             6    1      Subpoena issued to Robert L.
                         Frome dated December 19, 1995          9
             7
                  2      Photostat of part of Mr.
             8           Frome's 1995 diary                     44

             9    3      Multipage document, bearing
                         production Nos. RF 117
            10           through RF 253

            11    4      Document, bearing production
                         Nos. RF 21 through RF 23               92
            12
                  5      Schematic, bearing production
            13           No. RF 031-A                          104

            14    6      Multipage Document dated January
                         of 1996 at bottom, bearing
            15           production Nos. RF 33 through
                         RF 116                                113
            16
                  7      Press release and accompanying
            17           letter, bearing production Nos.
                         24 through 27 and Nos. 28
            18           through 31                            119

            19    8      Page from Mr. Frome's diary,
                         December 14, 1995, bearing
            20           production No. RF 002                 120

            21    9      Group of faxes, bearing production
                         Nos. 3 through 20                     120
            22
                  10     Three documents, fax dated January
            23           24, 1996; fax dated January 22,
                         1996 and fax dated January 24, 1996   122
            24
                  11     Letter from Bryant Kirkland to Mr.
            25           Frome, bearing production No.RF 32    124


                                                                    128


             1

             2

             3

             4

             5

             6

             7

             8

             9

            10

            11

            12

            13

            14

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25


                                                                    1

==============================================================================
In The Matter Of:

                       RJR NABISCO HOLDINGS CORP. v.
                          BENNETT S. LEBOW et al.

                             ----------------

                             RICHARD J. LAMPEN
                         Vol. 1, January 29, 1996

                             ----------------


                          CLASSIC REPORTING, INC.
                            13 WEST 36th STREET
                            NEW YORK, NY 10018
                              (212) 268-2590



                   Original File rl012996.asc, 195 Pages
               Min-U-Script[Registered] File ID: 1214369441



          Word Index included with this Min-U-Script[Registered]
==============================================================================

==============================================================================
                    IN THE UNITED STATES DISTRICT COURT

                 FOR THE MIDDLE DISTRICT OF NORTH CAROLINA

                  -------------------------------------x
                                                       :
                  RJR NABISCO HOLDINGS CORP.,          :
                                                       :
                                     Plaintiff,        :
                                                       :
                               -against-               : 6:95CV00812
                                                       :
                  BENNETT S. LEBOW, BROOKE GROUP LTD., :
                  And CARL C. ICAHN,                   :
                                                       :
                                     Defendants.       :
                                                       :
                  -------------------------------------x

                                     January 29, 1996
                                     10:05 A.M.

                               Deposition of RICHARD J. LAMPEN,

                  taken by Plaintiff pursuant to subpoena, at

                  the law offices of Wachtell Lipton Rosen &

                  Katz, 51 West 52nd Street, New York, New York

                  10019, before Donna Brunck, a Certified

                  Shorthand Reporter and Notary Public within

                  and for the State of New York.



















                     CLASSIC REPORTING, INC. (212) 268-2590

                                                                    2


             1

             2    A P P E A R A N C E S:

             3           WACHTELL LIPTON ROSEN & KATZ
                               Attorneys for Plaintiff
             4                 51 West 52nd Street
                               New York, New York 10019
             5
                         BY:   RACHELLE SILVERBERG, ESQ.
             6

             7           MILBANK, TWEED, HADLEY & McCLOY
                               Attorneys for Defendants
             8                 and the Witness
                               1 Chase Manhattan Plaza
             9                 New York, New York 10005-1413

            10           BY:   MICHAEL L. HIRSCHFELD, ESQ.

            11

            12

            13

            14

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25







                     CLASSIC REPORTING, INC. (212) 268-2590

                                                                    3


             1

             2                 IT IS HEREBY STIPULATED AND AGREED by

             3    and among the attorneys for the respective parties

             4    herein that the sealing, filing and certification

             5    of the within deposition be waived; that such

             6    deposition may be signed and sworn to before any

             7    officer authorized to administer an oath, with the

             8    same force and effect as if signed and sworn to

             9    before a judge of this court.

            10                 IT IS FURTHER STIPULATED AND AGREED

            11    that all objections, except as to the form, are

            12    reserved to the time of the trial.

            13

            14

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25







                     CLASSIC REPORTING, INC. (212) 268-2590

             1                       Lampen

             2    R I C H A R D   J.   L A M P E N,

             3           having been first duly sworn by the

             4           Notary Public (Donna Brunck), was

             5           examined and testified as follows:

             6    EXAMINATION BY MS. SILVERBERG:

             7           Q.    Could you please state your name

             8    and address for the record?

             9           A.    My name is Richard J. Lampen, and

            10    my address is 350 Costa Brava Court, Coral

            11    Gables, Florida.

            12           Q.    What is your business address?

            13           A.    My business address is 100

            14    Southeast Second Street, Miami, Florida.

            15           Q.    Have you ever been deposed

            16    before?

            17           A.    I have.

            18           Q.    How many times?

            19           A.    I'm not certain.  I would say

            20    probably four or five times.

            21           Q.    When was the first time you were

            22    deposed?

            23                 MR. HIRSCHFELD:  You want just

            24           the date?

            25                 MS. SILVERBERG:  The date, yes.







                     CLASSIC REPORTING, INC. (212) 268-2590

             1                       Lampen

             2           A.    I would guess around 1990.

             3           Q.    Were you a party in that matter

             4    or just a witness?

             5           A.    I was a witness.

             6           Q.    What was the matter?

             7                 MR. HIRSCHFELD:  Could I ask what

             8           the relevance of that question is?

             9                 MS. SILVERBERG:  I'm just trying

            10           to get some background information on

            11           the witness.

            12                 MR. HIRSCHFELD:  I don't think

            13           it's relevant background information

            14           given the scope of the examination that

            15           has been directed by the court to find

            16           out what matters this witness has given

            17           deposition testimony in prior to today.

            18           Q.    Before what court was that

            19    testimony given?

            20                 MR. HIRSCHFELD:  Same objection.

            21           You don't have to answer that question.

            22           Q.    When was the next time that your

            23    deposition was taken?

            24           A.    1993.

            25           Q.    Were you a party in that







                     CLASSIC REPORTING, INC. (212) 268-2590

             1                       Lampen

             2    litigation?

             3           A.    I was not.

             4           Q.    Was that deposition taken action

             5    pending in federal court?

             6                 MR. HIRSCHFELD:  I'm going to

             7           direct the witness not to answer.  Same

             8           objection.

             9           Q.    When was the next time your

            10    deposition was taken?

            11           A.    1994.

            12           Q.    Were you a party in that

            13    litigation?

            14           A.    I was not.

            15           Q.    When was the next time your

            16    deposition was taken?

            17           A.    Today.

            18           Q.    Are those all the times that you

            19    can recall that your deposition has been

            20    taken?

            21           A.    That's all that I recall.

            22           Q.    Are you here today pursuant to

            23    subpoena?

            24           A.    I am.

            25           Q.    Have you seen the subpoena?







                     CLASSIC REPORTING, INC. (212) 268-2590

             1                       Lampen

             2           A.    Yes.

             3           Q.    Did you see a document --

             4    withdraw that.

             5                 Was there a document request

             6    attached to that subpoena?

             7           A.    I don't recall.

             8                 MS. SILVERBERG:  Off the record.

             9                 (Discussion off the record.)

            10           Q.    Are you aware that RJR has served

            11    upon defendants a first request for production

            12    of documents?

            13           A.    I am aware that there has been a

            14    document request made.

            15           Q.    Do you understand who that

            16    document request was made to?

            17           A.    I don't have any recollection of

            18    ever having seen the document.

            19                 MS. SILVERBERG:  Let me mark as

            20           Exhibit 1, RJR's application to

            21           schedule expedited discovery.

            22                 (RJR's application to schedule

            23                 expedited discovery marked Lampen

            24                 Exhibit 1 for identification, as

            25                 of this date.)







                     CLASSIC REPORTING, INC. (212) 268-2590

             1                       Lampen

             2           Q.    I will place before you what's

             3    been marked as Lampen Exhibit 1 and as you

             4    will see, I have flagged a page in the middle

             5    which contains plaintiff's first request for

             6    the production of documents and ask you have

             7    you ever seen that document before?

             8           A.    I may have, but I don't recall.

             9           Q.    Did you undertake any search of

            10    files in response to that document request?

            11                 MR. HIRSCHFELD:  Well, since the

            12           witness doesn't recall whether or not

            13           he has seen this document request, I

            14           don't think it's fair to ask him

            15           whether or not he undertook a search of

            16           files in response to it.  I have no

            17           objection if you want to ask the

            18           witness whether he was involved at all

            19           in any search of files or preparation

            20           of documents for production in this

            21           case.

            22           Q.    Were you involved at all in a

            23    search of files in the preparation of

            24    documents for production in this case?

            25           A.    Only to the extent I was asked to







                     CLASSIC REPORTING, INC. (212) 268-2590

             1                       Lampen

             2    provide our counsel with my files.

             3           Q.    Which files were those?

             4           A.    Files that I have relating to RJR

             5    matters.

             6           Q.    Did you search your files that

             7    related to RJR matters?

             8           A.    I don't know that I searched

             9    them.  I turned my files over to our counsel.

            10           Q.    Where were these files located?

            11           A.    In my file cabinet.

            12           Q.    Is this a file cabinet that you

            13    keep at your home, at your office?

            14           A.    My office.

            15           Q.    This is your office at New

            16    Valley?

            17           A.    Correct.

            18           Q.    The files that you ultimately

            19    turned over to your counsel, how are those

            20    files created and maintained?

            21           A.    They are maintained by myself and

            22    by my secretary.

            23           Q.    What documents do you ordinarily

            24    put in these files?

            25                 MR. HIRSCHFELD:  Note an







                     CLASSIC REPORTING, INC. (212) 268-2590

             1                       Lampen

             2           objection to form.  The witness can

             3           answer.  I don't want to belabor this.

             4           A.    I mean generally any document

             5    that I think relevant to save, I would put in

             6    my files.

             7           Q.    Do you have a practice as to what

             8    types of documents you save and what types of

             9    documents you file?

            10           A.    Other than what I just said, no.

            11    I mean, I save documents that I think are

            12    relevant that I might have some future use

            13    for.

            14           Q.    Would all documents that you have

            15    relating to RJR that you have saved, would

            16    they be found in the files that you turned

            17    over to your counsel?

            18           A.    Yes, they should be.

            19           Q.    Did you search any files or --

            20    let me withdraw that.  Did you turn over to

            21    counsel any files other than those relating to

            22    RJR?

            23           A.    My recollection is that I may

            24    have turned over some files I had that related

            25    to the Investment Company Act of 1940.  I







                     CLASSIC REPORTING, INC. (212) 268-2590

             1                       Lampen

             2    turned over whatever I was asked.  I don't

             3    remember.  I remember those two.

             4           Q.    When you say files relating to

             5    RJR, what do you mean when you say relating to

             6    RJR?

             7           A.    Materials that have some

             8    connection to RJR.  I don't know how else to

             9    say it.

            10           Q.    Is it fair to say that any

            11    documents that you have in your possession

            12    relating to RJR would have been turned over to

            13    your counsel?

            14           A.    As far as I know.

            15           Q.    Do you have any files that you

            16    maintain at home?

            17           A.    I do not.

            18           Q.    Do you have any office other than

            19    the office where these files are located?

            20           A.    I only have one office, that's at

            21    New Valley.

            22           Q.    Did your review of New Valley

            23    minutes -- let me withdraw that.

            24                 As part of the files that would

            25    have been turned over to your counsel, would







                     CLASSIC REPORTING, INC. (212) 268-2590

             1                       Lampen

             2    New Valley minutes have been contained in

             3    those files?

             4                 MR. HIRSCHFELD:  Objection to

             5           form, you may answer.

             6           A.    I don't maintain the New Valley

             7    minutes in my files.

             8           Q.    Who maintains the New Valley

             9    minutes?

            10           A.    In the sense of filing the New

            11    Valley minutes, we have a paralegal who makes

            12    sure that the minutes are put into the minute

            13    books for our various companies.

            14           Q.    Who takes the minutes for the New

            15    Valley board?

            16           A.    Generally the corporate secretary

            17    does.

            18           Q.    Who is that?

            19           A.    Mark Bell.

            20           Q.    Please describe your educational

            21    background.

            22           A.    I attended college at Johns

            23    Hopkins University and law school at Columbia

            24    University Law School.

            25                 MS. SILVERBERG:  I would like to







                     CLASSIC REPORTING, INC. (212) 268-2590

             1                       Lampen

             2           go back and mark as Exhibit 2, a

             3           subpoena addressed to Richard Lampen in

             4           this matter.

             5                 (Subpoena addressed to Richard

             6                 Lampen marked Lampen Exhibit 2

             7                 for identification, as of this

             8                 date.)

             9           Q.    Mr. Lampen, I will ask you to

            10    review that subpoena and ask you have you seen

            11    this subpoena before?

            12                  MS. SILVERBERG:  Let's go off

            13           the record.

            14                 (Discussion off the record.)

            15           Q.    Going back to your education, you

            16    said you went to Johns Hopkins and then

            17    Columbia Law School?

            18           A.    Correct.

            19           Q.    Did you have any education after

            20    Columbia Law School?

            21           A.    No.

            22           Q.    What did you do after you

            23    graduated from Columbia Law School?

            24           A.    I joined the law firm of Steel

            25    Hector & Davis in Miami.







                     CLASSIC REPORTING, INC. (212) 268-2590

             1                       Lampen

             2           Q.    What year was that?

             3           A.    1978.

             4           Q.    How long did you stay at Steel

             5    Hector?

             6           A.    Until May of 1986.

             7           Q.    What did you do after leaving

             8    Steel Hector?

             9           A.    I joined Salomon Brothers.

            10           Q.    What was your title when you

            11    joined Salomon Brothers?

            12           A.    Vice president.

            13           Q.    How long did you stay at Salomon

            14    Brothers?

            15           A.    Until May of 1992.

            16           Q.    Did your title change at all from

            17    1986 through 1992?

            18           A.    It did.

            19           Q.    What titles did you have during

            20    the course of your stay at Salomon Brothers?

            21           A.    I believe it was at the beginning

            22    of 1989 I was elected a director of Salomon

            23    Brothers and effective the beginning of 1991,

            24    I was elected a managing director.

            25           Q.    What did you do when you left







                     CLASSIC REPORTING, INC. (212) 268-2590

             1                       Lampen

             2    Salomon Brothers in 1992?

             3           A.    I returned to Steel Hector &

             4    Davis.

             5           Q.    When did you leave Steel Hector?

             6           A.    October 1st of 1995 I joined New

             7    Valley.

             8           Q.    Are you currently on the New

             9    Valley board?

            10           A.    I am not.

            11           Q.    Do you serve on the boards of any

            12    companies?

            13           A.    Currently as of now, the only

            14    board that I am serving on is a company by the

            15    name of Roland International Corporation.

            16           Q.    What type of company is that?

            17           A.    A real estate company.

            18           Q.    How long have you been on the

            19    board?

            20           A.    I have been on the board of

            21    Roland since I believe September or October of

            22    1993, I believe.

            23           Q.    Were there any boards that you

            24    had sat on but no longer sit on?

            25           A.    Yes, a number.







                     CLASSIC REPORTING, INC. (212) 268-2590

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             1                       Lampen

             2           Q.    Which companies are those?

             3           A.    I was on the board of the United

             4    States Can Corporation.  I was on the board of

             5    Trump Plaza Funding.  I was on the board of

             6    All American Bottling Corporation.  I was on

             7    the board of the International Bank of Miami

             8    N.A.  And I was on the board of the holding

             9    company for that bank, which I believe is

            10    International Bank Corp. of Miami, Inc.,

            11    something like that.

            12           Q.    When were you a director of

            13    United States Can Corp.?

            14           A.    I believe I became, I was a

            15    director from February 1990 until

            16    approximately February of '91.  Then I went

            17    back on the board again in August, I don't

            18    know, sometime in '91 and served as a director

            19    until April of '95.

            20           Q.    Why did you leave and then come

            21    back?

            22                 MR. HIRSCHFELD:  I'm going to

            23           object to that question.  This has

            24           absolutely nothing to do with this case

            25           and you know it.  Can we move on to







                     CLASSIC REPORTING, INC. (212) 268-2590

                                                                    17


             1                       Lampen

             2           something relevant?

             3           Q.    What years did you serve on the

             4    board of Trump Plaza Funding?

             5                 MR. HIRSCHFELD:  I'm going to

             6           object to that question, too.  I think

             7           it's irrelevant.

             8                 MS. SILVERBERG:  Are you going to

             9           instruct the witness not to answer?

            10                 MR. HIRSCHFELD:  Yes, I am.

            11           Q.    What years did you serve as a

            12    director of All American Bottling Corp.?

            13                 MR. HIRSCHFELD:  Same objection.

            14           Q.    What years did you serve on the

            15    board of International Bank of Miami, N.A.?

            16                 MR. HIRSCHFELD:  Same objection.

            17           Q.    What year did you serve on the

            18    holding company, International Bank Corp. of

            19    Miami, Inc.?

            20                 MR. HIRSCHFELD:  Objection.

            21                 MS. SILVERBERG:  Would I get the

            22           same instruction if I asked the witness

            23           what type of business each of these

            24           companies were in?

            25                 MR. HIRSCHFELD:  Absolutely.







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                                                                    18


             1                       Lampen

             2           Q.    Were you ever sued for services

             3    that you did as a director of a company?

             4                 MR. HIRSCHFELD:  Objection,

             5           direction not to answer.

             6                 MS. SILVERBERG:  On what grounds?

             7                 MR. HIRSCHFELD:  It's not

             8           relevant to the issues in this lawsuit.

             9           The issues in this lawsuit have to do

            10           with an alleged conspiracy on the part

            11           of Mr. LeBow, Icahn and Brooke Group

            12           Ltd. to acquire control of RJR Nabisco

            13           Holdings and purportedly to effect a

            14           merger between RJR Reynolds Tobacco

            15           and/or RJR Nabisco on the one hand and

            16           Liggett Group, Inc. on the other.

            17           That's what you asked to take the

            18           deposition about.

            19                 MS. SILVERBERG:  That's correct.

            20                 MR. HIRSCHFELD:  I'm certainly

            21           going to allow you to take anything and

            22           everything of this witness that is

            23           conceivably relevant to that.  Asking

            24           him when he was on the boards of

            25           unaffiliated, unrelated companies, why







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             1                       Lampen

             2           he went on and off those boards and

             3           what the business of those

             4           unaffiliated, unrelated companies is in

             5           my view goes well beyond the scope of

             6           what you asked to depose on.

             7           Q.    Have you ever been a defendant in

             8    any litigation?

             9           A.    Yes.

            10           Q.    What litigation?

            11                 MR. HIRSCHFELD:  Does the

            12           litigation have anything to do with

            13           Brooke Group or any affiliate of Brooke

            14           Group?

            15                 THE WITNESS:  Does not.

            16                 MR. HIRSCHFELD:  I direct the

            17           witness not to answer.

            18           Q.    Does the litigation have anything

            19    to do with alleged violations of federal

            20    securities laws?

            21                 MR. HIRSCHFELD:  Direct the

            22           witness not to answer.

            23           Q.    To your knowledge, have you ever

            24    been the target of an S.E.C. investigation.

            25                 MR. HIRSCHFELD:  Again, I'm going







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             1                       Lampen

             2           to direct the witness not to answer.

             3           Q.    To your knowledge, have you ever

             4    been the target of any other federal law

             5    enforcement investigation?

             6                 MR. HIRSCHFELD:  Same direction.

             7           Q.    Have you ever been the target of

             8    any law enforcement investigation?

             9                 MR. HIRSCHFELD:  Same direction.

            10           Q.    While you were at Salomon

            11    Brothers, did you ever do any work for Brooke

            12    Group?

            13           A.    No.

            14           Q.    While you were at Salomon

            15    Brothers, did you ever do any work for New

            16    Valley?

            17           A.    No.

            18           Q.    While you were at Salomon

            19    Brothers, did you ever do any work for Liggett

            20    Group?

            21           A.    No.

            22           Q.    While you were at Salomon

            23    Brothers, did you ever do any work for Bennett

            24    LeBow?

            25           A.    No.







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             1                       Lampen

             2           Q.    While you were at Salomon

             3    Brothers, did you do any work for any company

             4    affiliated with Bennett LeBow?

             5           A.    I did not.

             6           Q.    While you were at Steel Hector

             7    either before or after you were at Salomon

             8    Brothers, did you do any work for Brooke

             9    Group?

            10           A.    I did not.

            11           Q.    While you were at Steel Hector,

            12    did you -- withdraw that.

            13                 Generally when I refer to your

            14    time at Steel Hector, I mean both the time

            15    before you were at Salomon Brothers and the

            16    time after you were at Salomon Brothers unless

            17    I say otherwise.

            18                 While you were at Steel Hector,

            19    did you do any work for New Valley?

            20           A.    I did not.

            21           Q.    While you were at Steel Hector,

            22    did you do any work for Bennett LeBow?

            23           A.    I did not.

            24           Q.    While you were at Steel Hector

            25    did you do any work for any company affiliated







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             1                       Lampen

             2    with Bennett LeBow?

             3           A.    I did not.

             4           Q.    Would your answer be the same if

             5    I were to ask whether anybody at Steel Hector

             6    did any work for any of those entities?

             7           A.    To the best of my knowledge, the

             8    answer would be the same.

             9           Q.    When did you first meet Bennett

            10    LeBow?

            11           A.    May of 1995.

            12           Q.    Where did that first meeting take

            13    place?

            14           A.    At his office in Miami.

            15           Q.    Had you ever spoken to Mr. LeBow

            16    prior to that meeting at his office in Miami?

            17           A.    He had called me on the phone to

            18    set the meeting up the day before or some

            19    period of time before the meeting.

            20           Q.    At the time you received that

            21    telephone call, did you know anything about

            22    Mr. LeBow -- let me withdraw that.

            23                 At the time you received that

            24    telephone call, did you know who Mr. LeBow

            25    was?







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             1                       Lampen

             2           A.    Yes.

             3           Q.    What did you know of Mr. LeBow?

             4           A.    I knew Mr. LeBow had been a, had

             5    been involved with Western Union and various

             6    other companies since the late '80s.  I knew

             7    that he was headquartered in Miami, and I had

             8    recently been called about the fact that he

             9    was seeking an individual with a legal

            10    background to join his organization.

            11           Q.    When you say you had recently

            12    been called about the fact that he was seeking

            13    an individual, from whom did you receive that

            14    call?

            15           A.    I had received it from a couple

            16    of different sources.  One was from a lawyer

            17    who had, I had known who knew Mr. LeBow.  The

            18    second was from a headhunter.

            19           Q.    At the time that you received

            20    that call, I guess the calls from the lawyer

            21    and the headhunter, did you know anybody who

            22    work at New Valley?

            23           A.    I didn't.

            24           Q.    Did you know anybody who worked

            25    at Brooke Group?







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             1                       Lampen

             2           A.    I didn't.

             3           Q.    I take it you did not know Mr.

             4    Lorber?

             5           A.    I did not.

             6           Q.    Did you know anyone at Liggett?

             7           A.    No, I did not.

             8           Q.    I take it you told the headhunter

             9    that you were willing to speak with Mr. LeBow?

            10           A.    I did.

            11           Q.    Following that phone call but

            12    before you spoke with Mr. LeBow, did you

            13    undertake to learn anything about Mr. LeBow or

            14    Brooke Group?

            15           A.    Ask me the timing again; what

            16    period are you referring to?

            17           Q.    Between the time that you got

            18    this call from the headhunter and the time

            19    that you got the call from Mr. LeBow, did you

            20    do any research or background work on either

            21    Mr. LeBow or Brooke Group?

            22           A.    Not that I recall.

            23           Q.    Did you discuss the issue with

            24    anybody?

            25           A.    Probably just with the lawyer who







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             1                       Lampen

             2    had called me when he had originally called me

             3    when he told me Mr. LeBow was looking for

             4    someone with a legal background.

             5           Q.    Did either this lawyer or the

             6    headhunter say why Mr. LeBow was looking for

             7    someone with a legal background?

             8           A.    No.  I think just that he was

             9    looking for someone to fill a general counsel

            10    slot which had been vacant for a while at his

            11    companies.

            12           Q.    Who was the lawyer who called?

            13           A.    Brad Scheler.

            14           Q.    What firm is he with?

            15           A.    Fried Frank.

            16           Q.    Is that with their New York

            17    office?

            18           A.    Yes, it is.

            19           Q.    What did Mr. LeBow say to you

            20    during that first telephone call?

            21           A.    My recollection is he had said

            22    that Brad had said some very good things about

            23    me and would I be interested in having lunch

            24    with him.

            25           Q.    Did he say anything else?







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             1                       Lampen

             2           A.    Not that I recall.

             3           Q.    I take it you agreed?

             4           A.    I agreed.

             5           Q.    When was this again?  This was in

             6    May 1995?

             7           A.    I believe this was in May.

             8           Q.    Do you keep an appointment

             9    calendar?

            10           A.    Yes.

            11           Q.    Did you search that calendar for

            12    references to RJR when you were responding to

            13    the document request?

            14           A.    I did not.

            15           Q.    Is there any reason why you

            16    didn't?

            17           A.    I wasn't asked to.

            18           Q.    How long did your first meeting

            19    with Mr. LeBow take?

            20                 MR. HIRSCHFELD:  I'm going to

            21           impose an objection at this point.  I

            22           certainly would encourage you to

            23           inquire of Mr. Lampen whether there was

            24           any discussion at any of these meetings

            25           with Mr. LeBow that bears upon RJR







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             1                       Lampen

             2           Nabisco, bears upon anything that is at

             3           issue in this lawsuit, but I think we

             4           are going very, very far afield if we

             5           are going to trace through the entire

             6           sequence of Mr. Lampen's discussions

             7           with Mr. LeBow over the ensuing five

             8           months prior to his coming on board at

             9           New Valley.  I think most of that, in

            10           my view, is thoroughly extraneous to

            11           this lawsuit.  I don't think this is a

            12           proper subject of inquiry but I think

            13           you can move through the entire area

            14           and get whatever may be relevant to

            15           this lawsuit if you simply confine your

            16           questions in a manner so that they are

            17           calculated to elicit information, if

            18           there is any, that bears upon RJR

            19           Nabisco as opposed to the universe at

            20           large.  So I would encourage you to

            21           restate your question in a manner that

            22           is intended to elicit the relevant

            23           information.

            24           Q.    Did anyone else attend this

            25    meeting other than you and Mr. LeBow?







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             1                       Lampen

             2           A.    No.

             3           Q.    Did Mr. LeBow say to you during

             4    this meeting why he was looking for somebody

             5    with a legal background?

             6                 MR. HIRSCHFELD:  I will let the

             7           witness answer this one question.

             8           A.    I don't have any recollection.

             9           Q.    Did Mr. LeBow say why he was

            10    looking to hire somebody with a legal

            11    background at this time?

            12                 MR. HIRSCHFELD:  Objection,

            13           direct the witness not to answer.

            14           Q.    How long did the meeting last?

            15           A.    It was a luncheon, I'm assuming

            16    an hour, hour and-a-half.

            17           Q.    At the time of the meeting, did

            18    Mr. LeBow say what position was going to be

            19    open that he was trying to fill?

            20           A.    Yes, my recollection is that he

            21    indicated that the slot to be filled was the

            22    general counsel position.

            23           Q.    Did Mr. LeBow discuss at that

            24    meeting various legal issues that were facing

            25    New Valley at that time?







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             1                       Lampen

             2           A.    I have no recollection of that.

             3           Q.    What did you understand the

             4    purpose of the meeting to be?

             5                 MR. HIRSCHFELD:  I'm going to

             6           object to the form of the question.  We

             7           are wasting a lot of time here,

             8           Rachelle.  He already said the meeting

             9           was set up as a result of the telephone

            10           call he received from a headhunter and

            11           from an attorney indicating that Mr.

            12           LeBow was looking to hire somebody with

            13           a legal background.  Why belabor the

            14           obvious here?  Let's move on to

            15           something that's relevant to the

            16           litigation.

            17           Q.    During this meeting, did Mr.

            18    LeBow discuss New Valley and its business?

            19           A.    My recollection is that he gave

            20    me, you know, an overview of the history of

            21    New Valley and gave me some understanding of

            22    the corporate structure of New Valley and

            23    Brooke Group.

            24           Q.    Did he discuss with you the

            25    question as to New Valley's status under the







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             1                       Lampen

             2    Investment Company Act of 1940?

             3           A.    I have no recollection of that.

             4           Q.    I'm sorry, just so that the

             5    record is clear, you don't recall either way

             6    or you don't recall him saying that?

             7           A.    I don't recall him saying that.

             8           Q.    Did he discuss with you at all

             9    any contacts he had had or was planning to

            10    have with individuals at RJR regarding a

            11    possible transaction between RJR and Liggett?

            12                 MR. HIRSCHFELD:  Objection to

            13           form.

            14                 You may answer.

            15           A.    We never discussed RJR.

            16           Q.    Did you discuss Liggett during

            17    that meeting?

            18           A.    I believe we did.

            19           Q.    What did you discuss about

            20    Liggett?

            21           A.    All I recall is us discussing how

            22    Liggett fit in the corporate structure, that

            23    Liggett was a subsidiary of Brooke and had its

            24    own separate high-yield debt.

            25           Q.    Did you discuss anything else







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             1                       Lampen

             2    about Liggett?

             3           A.    We may have, but I don't

             4    remember.

             5           Q.    Did Mr. LeBow mention at all the

             6    possibility of merging Liggett with another

             7    entity?

             8           A.    No.

             9           Q.    Did he say that he was looking

            10    into the possibility of merging Liggett with

            11    any other entity?

            12           A.    No.

            13           Q.    I'm sorry, did you say that Mr.

            14    LeBow did not discuss RJR at all?

            15           A.    No.

            16           Q.    You did not say that or he did

            17    not discuss -- let me withdraw that.

            18                 Did Mr. LeBow discuss RJR at all

            19    during this meeting?

            20           A.    We never discussed RJR.

            21           Q.    During the discussion of Liggett,

            22    did Mr. LeBow discuss the possibility of

            23    creating an international joint venture with

            24    Liggett?

            25           A.    No.







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             1                       Lampen

             2           Q.    Did Mr. LeBow offer you a

             3    position at the end of that meeting?

             4           A.    He did not.

             5           Q.    Did there come a time that Mr.

             6    LeBow offered you a position with New Valley?

             7           A.    There did.

             8           Q.    When was that?

             9           A.    Maybe the second, third week in

            10    September.

            11           Q.    How many times did you meet with

            12    Mr. LeBow between that first meeting in May of

            13    1995 and the time at which he offered you a

            14    position at New Valley?

            15           A.    I would say -- I would be

            16    guessing, but it could we'll have been four,

            17    five, six times more in person.  We spoke a

            18    number of times also.

            19           Q.    Approximately how many times did

            20    you say you spoke on the phone?

            21           A.    Probably an equal number of

            22    times.

            23           Q.    Would these have been substantive

            24    conversations as opposed to scheduling

            25    conversations?







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             1                       Lampen

             2                 MR. HIRSCHFELD:  Objection to

             3           form.

             4           Q.    How many substantive telephone

             5    conversations did you have with Mr. LeBow from

             6    your initial meeting in May of 1995?

             7                 MR. HIRSCHFELD:  Objection to

             8           form.

             9           Q.    Until the time he made an offer

            10    to you in September of 1995.

            11                 MR. HIRSCHFELD:  Objection to

            12           form.  Could you define what you mean

            13           by "substantive"?

            14           Q.    Conversations at which you

            15    discussed matters of substance as opposed to

            16    scheduling an appointment and confirming an

            17    appointment or conversations of the like.

            18           A.    I would guess around a dozen

            19    times.

            20                 MS. SILVERBERG:  Can you read

            21           back around four questions.  I asked

            22           him a question.

            23                 MR. HIRSCHFELD:  Let's go off the

            24           record.

            25                 (Discussion off the record.)







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             1                       Lampen

             2           Q.    Just to clarify, how many total

             3    telephone conversations do you recall having

             4    with Mr. LeBow from your initial meeting in

             5    May of '95 through the time at which he

             6    extended an offer to you?

             7                 MR. HIRSCHFELD:  I would urge you

             8           if you can't state with certainty, say

             9           so.

            10           A.    I definitely can't state with

            11    certainty.

            12           Q.    During any of your conversations

            13    with Mr. LeBow either by phone or in person,

            14    did you discuss the issue of New Valley's

            15    status under the Investment Company Act of

            16    1940?

            17                 MR. HIRSCHFELD:  While the

            18           witness is thinking, just so the record

            19           is clear, when you said at any time

            20           during your discussions, you are

            21           talking now about the discussions

            22           following the first meeting in May 1995

            23           and up to and including the

            24           conversation of which the offer of

            25           employment was extended?







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             1                       Lampen

             2                 MS. SILVERBERG:  That's correct.

             3           A.    I have no recollection.

             4           Q.    You have no recollection of

             5    discussing that matter?

             6           A.    I have no recollection of

             7    discussing that matter with him.

             8           Q.    During this time frame that we

             9    are focusing on between May and mid-September

            10    of 1995, did you meet with other individuals

            11    at New Valley other than Mr. LeBow?

            12           A.    I did.

            13           Q.    Who did you meet with?

            14           A.    I met with Howard Lorber.  I met

            15    with Jerry Sauter.

            16           Q.    How do you spell that?

            17           A.    S-A-U-T-E-R.

            18                 Up until the time that he made me

            19    the offer and we made the decision to proceed,

            20    those were the only two other people that I

            21    spoke with.

            22           Q.    For the record, what is Mr.

            23    Lorber's position?

            24           A.    He is the president and chief

            25    operating officer of New Valley.







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             1                       Lampen

             2           Q.    What is Mr. Sauter's position?

             3           A.    He is vice president and chief

             4    financial officer.

             5           Q.    On how many occasions did you

             6    speak either by phone or in person with Mr.

             7    Lorber?

             8                 MR. HIRSCHFELD:  During the same

             9           period?

            10           Q.    During the same time period

            11    between May and September 1995.

            12           A.    I would only be guessing, but --

            13                 MR. HIRSCHFELD:  Let's not guess,

            14           Mr. Lampen.

            15           A.    I don't know.

            16                 MR. HIRSCHFELD:  Although I

            17           appreciate your desire to be helpful to

            18           Ms. Silverberg, it's ultimately not

            19           going to help anybody if you speculate.

            20           I know Ms. Silverberg does not want you

            21           to speculate either.

            22           Q.    Did you meet in person with Mr.

            23    Lorber?

            24           A.    I did.

            25           Q.    Did you meet in person with Mr.







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             1                       Lampen

             2    Lorber on more than one occasion?

             3           A.    Yes.

             4           Q.    Did you speak with Mr. Lorber on

             5    the telephone?

             6           A.    I did.

             7           Q.    Did you do so on more than one

             8    occasion?

             9           A.    I don't remember that.

            10           Q.    Do you recall whether or not you

            11    met with Mr. Lorber on more than five

            12    occasions?

            13           A.    In person?

            14           Q.    In person.  Again between May and

            15    September 1995?

            16           A.    I just don't remember the precise

            17    number of times I met with him.

            18           Q.    Did you meet in person with Mr.

            19    Sauter?

            20           A.    Yes.

            21           Q.    Did you meet in person with Mr.

            22    Sauter on more than one occasion?

            23           A.    Only on one occasion.

            24           Q.    Did you speak with Mr. Sauter on

            25    the telephone?







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             1                       Lampen

             2           A.    Yes.

             3           Q.    Did you do so on more than one

             4    occasion?

             5           A.    Yes, I did.

             6           Q.    Do you have any recollection as

             7    to how many times you spoke with him by

             8    telephone, again focusing on this May to

             9    September time frame?

            10           A.    Probably two or three times.

            11           Q.    Prior to the time Mr. LeBow

            12    extended you an offer to join New Valley, did

            13    you discuss with Mr. Lorber New Valley's

            14    status under the Investment Company Act of

            15    1940?

            16           A.    Not that I recall.

            17           Q.    Prior to the time that Mr. LeBow

            18    extended you an offer to join New Valley, did

            19    you discuss with Mr. Sauter New Valley's

            20    status under the Investment Company Act of

            21    1940?

            22           A.    Not that I recall.

            23           Q.    Prior to the time that Mr. LeBow

            24    offered you a position at New Valley, did you

            25    discuss with anybody at New Valley, New







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             1                       Lampen

             2    Valley's status under the Investment Company

             3    Act of 1940?

             4           A.    Not that I recall.

             5           Q.    Is New Valley registered as an

             6    investment company under the 1940 act?

             7           A.    It is not.

             8           Q.    Is New Valley presently claiming

             9    a one-year exemption from registration under

            10    one of the provisions of the 1940 act?

            11           A.    It is not.

            12           Q.    At any point within the past few

            13    months, was New Valley claiming a one-year

            14    exemption from registration?

            15           A.    It was.

            16           Q.    Were you aware of that at the

            17    time that Mr. LeBow made you an offer to join

            18    New Valley?

            19           A.    I'm sure I had read it in the

            20    10-K or some of their, whatever S.E.C. filing

            21    it was disclosed in.

            22           Q.    Other than reading it in an

            23    S.E.C. filing, did you have any other

            24    knowledge as to New Valley's status under the

            25    1940 act?







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             2           A.    I did not.

             3           Q.    Prior to the time Mr. LeBow

             4    offered you a position at New Valley, did you

             5    discuss with him RJR?

             6           A.    Yes.

             7           Q.    When is the first discussion with

             8    Mr. LeBow that you can recall relating to RJR?

             9           A.    It would have been after the

            10    public announcement by RJR, I believe, towards

            11    the tail end of August of '95, that Mr. LeBow

            12    had received Hart-Scott-Rodino clearance to

            13    buy RJR shares.

            14           Q.    Did you first learn about Mr.

            15    LeBow's Hart-Scott-Rodino filing from the

            16    press or from Mr. LeBow?

            17           A.    From the press.

            18           Q.    Just so the record is clear,

            19    prior to that time, you had no discussion with

            20    Mr. LeBow relating to RJR?

            21           A.    That's correct.

            22           Q.    Approximately how many

            23    discussions had you had with Mr. LeBow between

            24    that first meeting in May and the time you

            25    discussed it with him at the tail end of







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             2    August?

             3           A.    I had a number of them, but I

             4    don't know the precise number.

             5           Q.    During the discussions you had

             6    with Mr. LeBow between that first meeting in

             7    May and the tail end of August, did you

             8    discuss Liggett with him at all?

             9           A.    Not that I recall.

            10           Q.    How soon after reading about Mr.

            11    LeBow's Hart-Scott-Rodino clearance in the

            12    newspaper did you speak to Mr. LeBow about

            13    RJR?

            14           A.    I don't recall.

            15           Q.    Did you call Mr. LeBow to ask him

            16    about RJR?

            17           A.    I did not.

            18           Q.    Did Mr. LeBow call you to discuss

            19    RJR with you?

            20           A.    He did not.

            21           Q.    Did the conversation arise in a

            22    conversation that you had with Mr. LeBow at

            23    which other topics were discussed as well --

            24    actually, let me withdraw that.

            25                 How did the topic of RJR first







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             1                       Lampen

             2    come up in a conversation between you and Mr.

             3    LeBow?

             4           A.    My recollection is that it had

             5    received publicity at some point between the

             6    last time we had spoken and the next meeting

             7    that they had received their Hart-Scott-Rodino

             8    approval, and I don't recall anything being

             9    discussed other than just that fact that they

            10    now had this approval.

            11           Q.    Did you discuss why Mr. LeBow

            12    sought Hart-Scott-Rodino clearance?

            13           A.    No.

            14           Q.    Did you have an understanding why

            15    Mr. LeBow sought Hart-Scott-Rodino clearance?

            16                 MR. HIRSCHFELD:  Other than the

            17           obvious one?

            18           Q.    Other than the obv -- well.

            19                 MR. HIRSCHFELD:  My understanding

            20           is there is only one reason why you ask

            21           for a Hart-Scott-Rodino clearance,

            22           which is to enable you to buy

            23           additional shares because you have

            24           reached some sort of threshold beyond

            25           which you can't go without approval.







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             1                       Lampen

             2           That much it seems to me is

             3           self-explanatory from the fact.

             4           Q.    Let me rephrase the question.

             5                 Before you read in the newspaper

             6    that Mr. LeBow had received Hart-Scott-Rodino

             7    clearance, were you aware that Mr. LeBow was

             8    purchasing RJR shares?

             9           A.    Not that I recall.

            10           Q.    Did Mr. LeBow personally file a

            11    Hart-Scott-Rodino for Hart-Scott-Rodino

            12    clearance or did he do it through one of his

            13    entities?

            14           A.    I don't know.

            15           Q.    Did you ask Mr. LeBow why he was

            16    purchasing RJR shares -- let me withdraw that.

            17                 In your first conversation with

            18    Mr. LeBow at which RJR was discussed, did you

            19    ask him why he was purchasing RJR's shares?

            20           A.    I don't recall.  I mean, I have

            21    no recollection of it.  We generally didn't

            22    discuss things that were, you know,

            23    confidential inside information during the

            24    courses of our conversations.

            25           Q.    So what did you discuss about RJR







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             1                       Lampen

             2    at this first conversation?

             3           A.    I just understood that he had

             4    filed a Hart-Scott, he or New Valley had filed

             5    a Hart-Scott filing as to RJR.  I know some

             6    point around there there was also a similar

             7    filing being made by Carl Icahn.

             8           Q.    And you did not ask for further

             9    information about this, about the

            10    Hart-Scott-Rodino filing?

            11           A.    Generally during our

            12    conversations we didn't discuss things that,

            13    you know, were not on the public record.  I

            14    was not yet an employee of New Valley, and it

            15    wouldn't have been appropriate.

            16           Q.    Once there was a

            17    Hart-Scott-Rodino filing, it was on the public

            18    record.  And you still did not discuss it with

            19    him?

            20                 MR. HIRSCHFELD:  Objection to

            21           form.

            22           Q.    When was the next conversation

            23    you had with Mr. LeBow regarding RJR?

            24           A.    I don't recall.

            25           Q.    Prior to the time that Mr. LeBow







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             1                       Lampen

             2    extended an offer for you to join New Valley,

             3    did you discuss RJR at all with Mr. Lorber?

             4           A.    I think my comments as to Mr.

             5    LeBow would be the same as to Mr. Lorber.  I

             6    never met with Mr. Lorber, I don't believe, I

             7    never met with Mr. Lorber when Mr. LeBow was

             8    not also present, at least I don't recall

             9    having met with him.

            10           Q.    Let me try again.  Do you recall

            11    any conversations attended by Mr. Lorber at

            12    which RJR was discussed?

            13                 MR. HIRSCHFELD:  At what point in

            14           time?

            15           Q.    Prior to the time at which you

            16    were extended an offer to join New Valley.

            17                 MR. HIRSCHFELD:  I'm going to

            18           object.  It was asked and answered, but

            19           he can answer it again.

            20                 MS. SILVERBERG:  No, what I asked

            21           him was whether or not he recalled the

            22           next conversation he had with Mr. LeBow

            23           and he did not.  My question now is

            24           whether or not he can recall any

            25           conversation at which Mr. Lorber was







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             1                       Lampen

             2           present at which RJR was discussed.  I

             3           have now moved from the next

             4           conversation to any conversation.

             5                 MR. HIRSCHFELD:  But it's still

             6           within the same time frame?

             7                 MS. SILVERBERG:  Still within the

             8           time frame.

             9                 MR. HIRSCHFELD:  Following the

            10           May meeting and prior to the offer

            11           being extended to him to join?

            12                 MS. SILVERBERG:  Yes.

            13           A.    Again, it was only, the only

            14    thing I can recall is that at some point after

            15    the Hart-Scott-Rodino filing was made, I met

            16    again with Mr. LeBow and Mr. Lorber at which

            17    in some fashion that fact was mentioned.

            18           Q.    What fact?

            19           A.    The fact that they had, you know,

            20    that this press release had been issued by RJR

            21    about I guess New Valley having gotten

            22    Hart-Scott-Rodino approval as to RJR stock.

            23    As I said before, I believe around this time

            24    there was also an announcement, I can't

            25    remember if it was before or after the







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             1                       Lampen

             2    meeting, where that was discussed about Mr.

             3    Icahn also obtaining Hart-Scott-Rodino

             4    clearance.

             5           Q.    Was Mr. Sauter in attendance at

             6    this meeting?

             7           A.    He was not.

             8           Q.    Did you ever meet with Mr.

             9    Sauter -- let me withdraw that.

            10                 Was Mr. LeBow present at all your

            11    meetings with Mr. Sauter?

            12           A.    No, I met alone with Mr. Sauter.

            13           Q.    Did you discuss RJR with Mr.

            14    Sauter?

            15           A.    I did not.

            16           Q.    Prior to the time Mr. LeBow

            17    offered you a position with New Valley, did

            18    you have any conversations with Mr. LeBow

            19    about RJR other than this conversation at

            20    which he mentioned the Hart-Scott filing?

            21                 MR. HIRSCHFELD:  Objection to

            22           form.  The witness can answer.

            23           A.    That's the only conversation I

            24    recall.  I mean I may have, but that's the

            25    only one that I recall.







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             1                       Lampen

             2           Q.    You said Mr. LeBow offered you a

             3    position with New Valley in the second or

             4    third week of September; is that correct?

             5           A.    Yes.  Probably the third week

             6    sounds better, sounds more correct.

             7           Q.    Who was the general counsel

             8    before -- let me withdraw that.  Were you

             9    replacing somebody who had recently left New

            10    Valley?

            11           A.    Not recently.  I'm not sure of

            12    the history.  I think several years before

            13    there had been a general counsel there --

            14    actually, there was, I mean, actually Western

            15    Union itself had a general counsel who had

            16    been there through the time of the sale of the

            17    money transfer business of Western Union in

            18    connection with the bankruptcy proceeding.  I

            19    don't know when, this all occurred prior to my

            20    arrival, but I believe the man's name was John

            21    Walters.  He had been the general counsel of

            22    the, of New Valley up -- when it was Western

            23    Union up through the bankruptcy.

            24           Q.    To your knowledge, was there

            25    general counsel of New Valley following the







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             1                       Lampen

             2    bankruptcy up until the time you were hired?

             3           A.    There was another lawyer at New

             4    Valley named Mark Bell who may have used the

             5    title, but his involvement, he also had the

             6    title of general counsel of the Brooke Group.

             7    He may have had the same title at New Valley,

             8    I don't know that.

             9           Q.    Is Mark Bell currently employed

            10    by New Valley?

            11           A.    Yes, he is.

            12           Q.    And is he still general counsel

            13    of Brooke Group?

            14           A.    Yes, he is.

            15           Q.    What's his title at New Valley?

            16           A.    I believe he has a title of

            17    secretary and associate general counsel.  I

            18    think that's the title he has used since I

            19    arrived.

            20           Q.    Is he the only lawyer other than

            21    you now at New Valley?

            22           A.    There is one other lawyer.

            23           Q.    Who is that?

            24           A.    Andrew Balog, B-A-L-O-G.

            25           Q.    Is Mr. Balog also an attorney at







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             2    Brooke Group?

             3           A.    He has -- I think he is both an

             4    associate general counsel of Brooke Group and

             5    of New Valley.

             6           Q.    Do you have any title at Brooke

             7    Group?

             8           A.    I have the title of special

             9    counsel.

            10           Q.    What is a special counsel?

            11           A.    Counsel who's involved from time

            12    to time on legal matters of the Brooke Group

            13    and its affiliates.

            14           Q.    I apologize if I'm repeating

            15    myself, but just to make sure the record is

            16    clear, prior to the time you were extended an

            17    offer to join New Valley did you meet with

            18    anyone at New Valley, other than Mr. LeBow,

            19    Mr. Lorber and Mr. Sauter?

            20           A.    Not that I recall.

            21           Q.    Did you accept the offer to join

            22    New Valley?

            23           A.    Not immediately.  There involved

            24    several days of negotiations and discussions

            25    back and forth and negotiation of an







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             1                       Lampen

             2    employment agreement, process which probably

             3    spread over a week from the time that he first

             4    made the offer to the time that my employment

             5    agreement was signed and I was elected an

             6    officer by the New Valley board.

             7           Q.    What is your title now?

             8           A.    Executive vice president.

             9           Q.    And general counsel?

            10           A.    And general counsel and assistant

            11    secretary.

            12           Q.    During that week from the time

            13    that Mr. LeBow extended an offer to you and

            14    the time your employment agreement was signed,

            15    did you speak with Mr. LeBow?

            16           A.    Yes.

            17           Q.    Did you discuss matters with him

            18    other than simply the negotiation of your

            19    employment contract?

            20           A.    I mean, my recollection is during

            21    that period that's what we were primarily

            22    focused on was trying to see if we could

            23    finalize arrangements for me to join New

            24    Valley.

            25           Q.    During that week before your







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             2    employment contract was signed, did you

             3    discuss RJR with anyone at New Valley or

             4    Brooke Group?

             5           A.    I don't recall.

             6           Q.    During that week before your

             7    employment contract was signed, did you

             8    discuss the Investment Company Act of 1940

             9    with anyone at Brooke Group or New Valley?

            10           A.    I don't recall doing that.

            11           Q.    During the week before your

            12    employment contract was signed, did you

            13    discuss Liggett with anyone at Brooke Group or

            14    New Valley?

            15           A.    Same answer.

            16           Q.    Just for the record, do you want

            17    to say?

            18           A.    I don't recall discussing that

            19    with Mr. LeBow.

            20           Q.    Did any of the negotiations over

            21    your employment contract in any way involve

            22    responsibilities with respect to Liggett?

            23           A.    No.

            24           Q.    Did your negotiations with

            25    respect to your employment agreement in any







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             2    way involve discussions over responsibilities

             3    relating to the 1940 act?

             4           A.    No.

             5           Q.    Did your negotiations over your

             6    employment agreement in any way involve

             7    discussions over responsibilities regarding

             8    RJR?

             9           A.    No.

            10           Q.    To whom do you report at New

            11    Valley?

            12           A.    To Mr. LeBow and --

            13           Q.    Do you report to anyone else?

            14           A.    And I guess to Mr. Lorber.  We

            15    don't have a formal structure.  I would report

            16    to the chief executive officer and the chief

            17    operating officer.

            18           Q.    Who reports directly to you?

            19           A.    The two lawyers who I mentioned

            20    before.  That's it.

            21           Q.    Do you remember the date on which

            22    your employment agreement was signed?

            23           A.    I don't.

            24           Q.    Would it be the end of September?

            25           A.    At some point, you know, in the







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             2    latter part of September.

             3           Q.    And then you began at New Valley

             4    starting October 1st; is that correct?

             5           A.    Yes.

             6           Q.    When you initially joined New

             7    Valley, did anyone brief you or bring you

             8    up-to-date on various matters that were, that

             9    you should be advised on?  Let me withdraw

            10    that and start over.

            11                 Prior to --

            12                 THE WITNESS:  Could we take a

            13           five-minute break?

            14                 MS. SILVERBERG:  Sure.

            15                 (Recess taken.)

            16           Q.    Once you joined New Valley, did

            17    somebody update you on New Valley's status

            18    under the 1940 act?

            19           A.    I remember after I joined, Mr.

            20    LeBow asked me to work with Mr. Lorber on

            21    various 1940 act issues.

            22           Q.    How soon after you began working

            23    at New Valley did Mr. LeBow ask you to look

            24    into 1940 act issues?

            25           A.    Sometime right near the beginning







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             2    of the time I was there full time, Mr. LeBow

             3    and I sat down and I remember he gave me a

             4    number of projects that he wanted me to get

             5    involved with, one of which was working with

             6    Mr. Lorber, as I mentioned, on 1940 act

             7    issues.

             8           Q.    Was anyone else present during

             9    this discussion?

            10           A.    I think it was just Mr. LeBow and

            11    myself.

            12           Q.    During this meeting, did Mr.

            13    LeBow also talk to you about RJR?

            14           A.    He may have, but I don't recall.

            15           Q.    Did Mr. LeBow speak to you at

            16    this meeting about Liggett?

            17           A.    Not that I recall.

            18           Q.    Did Mr. LeBow give you any

            19    materials about the 1940 act?

            20           A.    No, he didn't.

            21           Q.    Did Mr. LeBow give you any

            22    written materials at all at this meeting?

            23           A.    No, he didn't.

            24           Q.    Did you take notes at this

            25    meeting?







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             2           A.    No.

             3           Q.    When you say he wanted you to

             4    look at 1940 act issues, what issues were

             5    those?

             6                 MR. HIRSCHFELD:  I want to

             7           interpose at this point an objection.

             8           It's clear that Mr. Lampen was engaged

             9           and we are now talking about a point in

            10           time at which he is in fact working as

            11           general counsel of New Valley

            12           Corporation.  I have allowed the

            13           witness to answer generally with

            14           respect to subject matters that he can

            15           recall having been part of, this

            16           initial discussion with Mr. LeBow who

            17           was, of course, the chairman, chief

            18           executive officer of New Valley, and I

            19           am loath to allow the witness to go

            20           into any further detail regarding those

            21           discussions which I believe to be the

            22           subject of attorney-client privilege.

            23           Q.    During this discussion with Mr.

            24    LeBow, was this the first time that you

            25    learned that there were some issues as to New







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             2    Valley's status under the 1940 act?

             3                 MR. HIRSCHFELD:  Objection as to

             4           the form of the question.  The witness

             5           has already testified that he was aware

             6           of the public filings of New Valley's

             7           position with respect to the 1940 act.

             8           Q.    At the time of this discussion

             9    with Mr. LeBow, did you have any information

            10    other than that that you had read in public

            11    filings relating to New Valley's status under

            12    the 1940 act?

            13           A.    Not that I recall.

            14           Q.    At the time you had this

            15    discussion with Mr. LeBow, was New Valley

            16    registered under the 1940 act?

            17           A.    It was not.

            18           Q.    Was New Valley seeking an

            19    exemption under, a one-year exemption from

            20    filing -- let me withdraw that.  Was New

            21    Valley taking the position that it was

            22    entitled to a one-year exemption from

            23    registering under the 1940 act?

            24           A.    New Valley was operating under a

            25    one-year exemption for the 1940 act.







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             2           Q.    What did that one-year exemption

             3    provide?

             4           A.    An exemption through a date in

             5    January of 1996 from registration as an

             6    investment company under the 1940 act.

             7           Q.    Was that exemption pursuant to

             8    Rule 3a-2?

             9                 MR. HIRSCHFELD:  I'm going to

            10           object to this.  I don't believe that

            11           the witness is in a position to comment

            12           upon what exemption the company was

            13           relying on up to the point in time in

            14           which he became involved nor am I in a

            15           position, absent consultation with the

            16           witness, to indicate that the witness

            17           can answer that question based on any

            18           knowledge subsequently acquired other

            19           than in the course of discharging his

            20           role as counsel in which he was

            21           assisted by other counsel.

            22           Q.    Has New Valley ever publicly

            23    disclosed that it was relying on exemption

            24    3a-2 to the 1940 act to give it a one-year

            25    exemption from registering under the 1940 act?







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             2           A.    I don't recall off the top of my

             3    head whether the S.E.C. disclosure of New

             4    Valley specifically cites a rule under the

             5    1940 act or not, but you can look in the 10-K

             6    and find out the answer.

             7           Q.    What was the first -- withdraw

             8    that.  When was the first discussion you

             9    recall with Mr. LeBow relating to RJR from

            10    October 1st on?

            11           A.    I don't recall specifically what

            12    my first conversation with him, when it was.

            13           Q.    Do you recall how the topic of

            14    RJR first came up?

            15           A.    I don't.

            16           Q.    Did there come a time that you

            17    learned that New Valley was purchasing RJR

            18    stock?

            19           A.    Yes.

            20           Q.    When did you learn that?

            21           A.    Sometime, you know, around the

            22    time that I was joining New Valley.

            23           Q.    Who told you?

            24           A.    I don't recall who would have

            25    told me.







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             2           Q.    Do you recall learning how much

             3    RJR stock New Valley had purchased?

             4           A.    Yes.

             5           Q.    When did you learn this?

             6           A.    I don't recall, but I used to on

             7    a regular basis learn that information.

             8           Q.    Was there a regular report that

             9    you received that indicated New Valley's

            10    purchases of RJR stock?

            11           A.    There was.

            12           Q.    Did you save those reports?

            13           A.    I did not.  I mean --

            14                 MR. HIRSCHFELD:  The answer is

            15           no.  You have answered the question.

            16           A.    I don't recall saving it.  If I

            17    have any, they are in my files, but I didn't

            18    regularly save every one of those that I got.

            19           Q.    Did you discuss these purchases

            20    with anyone?

            21           A.    I'm sure I must have discussed

            22    them with some of the other people at New

            23    Valley.

            24           Q.    Who did you discuss them with?

            25                 MR. HIRSCHFELD:  Only if you have







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             2           a specific recollection, Mr. Lampen.

             3           If you don't, then don't speculate as

             4           to who you may have had discussions

             5           with.

             6           A.    I certainly remember discussing

             7    it with Jerry Sauter.

             8           Q.    What did you discuss with Mr.

             9    Sauter?

            10           A.    I just remember from time to time

            11    discussing the amount of stock that had been

            12    purchased.

            13           Q.    Do you recall what you said to

            14    him about that?

            15           A.    No.

            16           Q.    Do you recall what he said to

            17    you?

            18           A.    I don't.

            19           Q.    Do you recall discussing it with

            20    anyone else?

            21           A.    I don't recall, no.

            22           Q.    Did you discuss it with Mr.

            23    LeBow?

            24           A.    I may have, but I don't recall

            25    specifically.







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             2           Q.    Did you discuss it with Mr.

             3    Lorber?

             4           A.    Again, would be the same answer.

             5           Q.    Were New Valley's stock purchases

             6    of RJR -- withdraw that.

             7                 Did you attend New Valley's board

             8    meetings?

             9           A.    I do.

            10           Q.    Were New Valley's purchases of

            11    RJR stock discussed at any New Valley board

            12    meeting?

            13           A.    I know there have been

            14    discussions of RJR at New Valley's board

            15    meetings.  I mean, I don't remember off the

            16    top of my head whether status reports were

            17    given as to New Valley's purchases.

            18           Q.    Did the New Valley board

            19    authorize the purchase by New Valley of RJR

            20    stock?

            21           A.    I don't know.

            22           Q.    If the New Valley board had

            23    authorized the stock purchases, would that

            24    board actually be reflected in New Valley's

            25    board minutes?







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             2                 MR. HIRSCHFELD:  Objection to

             3           form.

             4                 You may answer, if you can.

             5           A.    The records of New Valley, the

             6    written records of New Valley's board action

             7    would be in its minute books.

             8           Q.    Do you know how much RJR stock

             9    New Valley has purchased?

            10           A.    Approximately, yes.

            11           Q.    What is that amount?

            12           A.    I think it's 4.8-some-odd-million

            13    shares.

            14           Q.    Do you know what the dollar

            15    amount of those purchases are?

            16           A.    On what basis?

            17           Q.    What is the total investment that

            18    New Valley currently has in RJR stock?

            19                 MR. HIRSCHFELD:  Objection to

            20           form.

            21           A.    I don't understand the question.

            22           Q.    How much money has New Valley

            23    spent in buying RJR stock?

            24           A.    What's New Valley's cost?

            25           Q.    Yes.







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             2           A.    I don't know the answer, but it's

             3    approximately $150 million.

             4           Q.    Is that New Valley's largest

             5    investment since its bankruptcy?

             6           A.    Certainly the largest one since

             7    I've joined New Valley.

             8           Q.    Who decided that New Valley

             9    should invest $150 million in RJR stock?

            10           A.    I wasn't at New Valley at the

            11    time that decision was made.

            12           Q.    Did you ever discuss with anyone

            13    the advisability of investing 150 million in

            14    RJR stock?

            15           A.    I did not.

            16           Q.    Does the New Valley board of

            17    directors know that New Valley has invested

            18    approximately $150 million in RJR stock?

            19                 MR. HIRSCHFELD:  To your

            20           knowledge.

            21           Q.    To your knowledge?

            22           A.    Yes.

            23           Q.    What is the basis of that

            24    statement?

            25           A.    Because I believe from a number







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             2    of conversations and discussions the board is

             3    very familiar with the, with New Valley's

             4    activities as to RJR.

             5           Q.    What conversations were those

             6    that you just referred to -- let me restate

             7    the question.  With whom did you have the

             8    conversations you just referred to?

             9           A.    I didn't say that I had the

            10    conversation.

            11           Q.    Are these conversations that were

            12    reported back to you?

            13           A.    And/or conversations that I was

            14    present for.

            15           Q.    With whom were these

            16    conversations that -- let me withdraw that.

            17    Just so that the record is clear, are you

            18    testifying that you had conversations with

            19    directors of New Valley at which RJR was

            20    discussed?

            21                 MR. HIRSCHFELD:  Other than Mr.

            22           LeBow and Mr. Lorber?

            23           Q.    Other than Mr. LeBow and Mr.

            24    Lorber?

            25           A.    In some cases yes.







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             2           Q.    Did these discussions include a

             3    discussion of the fact that New Valley has

             4    invested $150 million in RJR stock?

             5           A.    I believe so.

             6           Q.    With whom did you have these

             7    discussions?

             8           A.    I've either had discussions or

             9    been at meetings where New Valley's ownership

            10    of RJR was discussed I would assume with all

            11    the directors.

            12           Q.    Without assuming, who did you

            13    personally have this discussion with?

            14                 MR. HIRSCHFELD:  Discussion of

            15           what?

            16           Q.    Of the fact that New Valley spent

            17    $150 million buying RJR stock?

            18                 MR. HIRSCHFELD:  I'm going to

            19           object to the form of the question.  I

            20           think what the witness has testified to

            21           is that he can recall being present at

            22           discussions regarding RJR at which it

            23           was referred to or it was taken as a

            24           given or something of that nature.

            25                 MS. SILVERBERG:  I don't think







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             2           that that's what the witness testified

             3           to.  I think you are putting words in

             4           the witness's mouth.

             5                 MR. HIRSCHFELD:  Let's stop the

             6           game-playing.  The think the record is

             7           abundantly clear that the witness has

             8           said, has tried to give you the answer

             9           that he was present at discussions at

            10           which the size of the investment in RJR

            11           Nabisco stock was mentioned.

            12                 MS. SILVERBERG:  I don't --

            13                 MR. HIRSCHFELD:  He also

            14           testified that he was not present at

            15           the time the decision was made as to

            16           the amount of the investment that would

            17           be made, and that he did not have any

            18           discussion regarding the advisability

            19           of making such an investment in such an

            20           amount.  Now --

            21                 MS. SILVERBERG:  That does not

            22           reflect the witness's testimony.

            23                 MR. HIRSCHFELD:  Well, then, you

            24           are just not listening, Rachelle.

            25                 MS. SILVERBERG:  He testified







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             2           that he did not have a discussion with

             3           Mr. LeBow about the advisability of the

             4           investment.  He did not testify -- I

             5           did not ask him about discussions with

             6           anyone else.  As to my question with

             7           respect to discussions with anyone

             8           else, he said he either had discussions

             9           or he assumes Ben had meetings and

            10           that's a compound sentence -- instead

            11           of guessing as to what the record says,

            12           could you read back his last answer,

            13           please.

            14                 (Record read)

            15           Q.    Let me just ask the witness

            16    because I heard "or Ben had meetings," instead

            17    of "been at meetings."  I just want you to

            18    clarify what did you say, that you had been at

            19    meetings at which this was discussed or that

            20    Ben had meetings at which this was discussed?

            21           A.    I said been, B-E-E-N at meetings.

            22           Q.    What was said at these meetings?

            23                 MR. HIRSCHFELD:  I'm going to

            24           admonish the witness that if the

            25           meetings involved either this witness







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             2           or another individual acting as counsel

             3           for New Valley Corporation engaging in

             4           a privileged communication with the

             5           directors of New Valley, that the

             6           witness so state and decline to answer

             7           the question in order to preserve the

             8           attorney-client privilege.

             9           A.    I recollect attending meetings

            10    where the -- where discussions were held as to

            11    various issues relating to the ownership

            12    levels of New Valley of the stock and also

            13    issues were discussed about the activities of

            14    Brooke Group with respect to the pending

            15    consent solicitation.

            16           Q.    Were these board meetings or were

            17    they meetings -- or were they other types of

            18    meetings -- let me rephrase that.  Did these

            19    discussions take place at board meetings?

            20           A.    Yes.

            21           Q.    Did you have similar discussions

            22    other than at board meetings?

            23           A.    With certain of the directors,

            24    yes.

            25           Q.    What was discussed at board







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             2    meetings?

             3                 MR. HIRSCHFELD:  Again I would

             4           caution the witness to answer only with

             5           respect to discussions which were not

             6           for the purpose of obtaining any legal

             7           advice and in which no attorney,

             8           whether yourself or somebody else,

             9           participated as a legal adviser to New

            10           Valley or its directors.

            11           A.    Could you repeat the question,

            12    please?

            13                 (Record read.)

            14           A.    My answer would be the same

            15    answer I gave before.

            16           Q.    Well, could you be more specific

            17    in your answer?

            18                 MR. HIRSCHFELD:  If you can.

            19           A.    I mean, I don't recall any more

            20    detail.  I remember there were discussions on

            21    those topics of the status reports of where

            22    New Valley was in terms of ownership and

            23    status reports on what the process was with

            24    Brooke Group and the consent solicitation.

            25           Q.    Do you recall any conversation at







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             2    a board meeting regarding the advisability of

             3    the New Valley continued purchases of RJR

             4    stock?

             5           A.    No.

             6           Q.    Do you recall any discussion at

             7    the board level as to the advisability of any

             8    particular amount of stock purchases of RJR

             9    stock?

            10           A.    I remember discussions at the

            11    board meeting about the provisions of New

            12    Valley's plan of reorganization which imposed

            13    limitations on New Valley's, on the aggregate

            14    amount of payments that could be made by New

            15    Valley for purchases of RJR stock unless

            16    certain conditions were met.

            17           Q.    What conditions were those?

            18                 MR. HIRSCHFELD:  Just so the

            19           record is clear, let me ask the witness

            20           to clarify whether the plan of

            21           reorganization to which he referred

            22           makes specific reference to RJR Nabisco

            23           or whether there is a generic

            24           limitation with respect to the

            25           acquisition?







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             2                 THE WITNESS:  It was a generic

             3           limitation.

             4                 MR. HIRSCHFELD:  Read the pending

             5           question back.

             6                 (Record read.)

             7           A.    The condition, the primary

             8    condition was obtaining a fairness opinion

             9    from an identified list of investment banking

            10    firms.

            11           Q.    Under what circumstances was New

            12    Valley required to get a fairness opinion?

            13           A.    My recollection is that the plan

            14    of reorganization provided that New Valley

            15    could not make payments of more than $75

            16    million for the purchase of shares or assets

            17    of any one company without having obtained an

            18    investment banker's opinion.

            19           Q.    What would the investment banker

            20    be asked to opine upon?

            21                 MR. HIRSCHFELD:  Objection as to

            22           form.

            23           Q.    You just testified that under the

            24    plan, New Valley could not make payments of

            25    more than $75 million for shares or assets of







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             2    any company without having obtained an

             3    investment banker's opinion; is that correct?

             4           A.    Correct, with the addition that

             5    the $75 million was determined exclusive of

             6    purchase money nonrecourse financing.

             7           Q.    On what topic would the

             8    investment banker be giving an opinion?

             9           A.    I believe the investment banker

            10    would be opining that the acquisition in

            11    excess of that amount would be fair to New

            12    Valley.

            13           Q.    Is such an opinion necessary only

            14    when the transaction may involve a related

            15    party or is this for any time New Valley seeks

            16    to purchase more than $75 million of shares or

            17    assets of a company?

            18           A.    The provisions of the, that I

            19    have just referred to about the $75 million

            20    apply regardless of whether or not the entity

            21    whose shares or assets are being purchased is

            22    in any fashion an affiliate of New Valley.

            23           Q.    Does the plan require that the

            24    investment banker rendering the opinion be an

            25    independent financial advisor?







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             2           A.    I don't recall that it uses those

             3    words.  It does have a list of investment

             4    banking firms that are the exclusive potential

             5    providers of that opinion.

             6           Q.    Other than board discussion in

             7    connection with this fairness opinion, do you

             8    recall any other board discussion relating to

             9    New Valley's purchase of RJR stock?

            10                 MR. HIRSCHFELD:  Objection to

            11           form.

            12                 MS. SILVERBERG:  What's the

            13           objection?

            14                 MR. HIRSCHFELD:  Presumes a

            15           limitation of the witness's prior

            16           testimony.  You can answer.

            17           A.    I recall board discussions about

            18    an expense profit-sharing arrangement that was

            19    entered into between New Valley and Brooke

            20    Group that related to RJR and that also

            21    required receipt of an investment banker's

            22    fairness opinion under the terms of New

            23    Valley's plan of reorganization.

            24           Q.    Is this a different investment

            25    banker's opinion from the one referred to in







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             2    your previous answer?

             3           A.    Well, it relates to a different

             4    section of the plan of reorganization.

             5           Q.    Do you recall any other board

             6    discussions relating to New Valley's purchases

             7    of RJR stock?

             8           A.    Yes.  I remember board

             9    discussions relating to New Valley's

            10    engagement of Jeffries & Company as New

            11    Valley's financial advisor in connection with

            12    its investment in the RJR Nabisco stock.

            13           Q.    Do you recall any other board

            14    discussions of New Valley's purchases of RJR's

            15    stock?

            16           A.    Yes, I recall discussions

            17    relating to an agreement entered into between

            18    New Valley and an entity affiliated with Carl

            19    Icahn which related to New Valley's interest

            20    in RJR.

            21           Q.    Do you recall any other board

            22    discussion relating to New Valley's purchases

            23    of RJR stock?

            24           A.    That's all I recall.

            25           Q.    How many New Valley board







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             2    meetings have you attended?

             3           A.    I can recall at least four New

             4    Valley board meetings I have attended by in

             5    person or participated in if the meetings were

             6    being held by telephone.

             7           Q.    Do you recall when those meetings

             8    were?

             9           A.    There was one held some point in

            10    the end of September.  There was one held I

            11    believe the first week in December.

            12                 The second one held --

            13           Q.    Do you mean third?  I believe you

            14    said one in September and one in December.  Do

            15    you now mean a third one?

            16           A.    There was one in September, one

            17    in the first week in December, a second one in

            18    December held perhaps the middle of the month.

            19    There's also a New Valley board meeting held I

            20    think around January 12th.

            21           Q.    Are those the only board meetings

            22    that you can recall?

            23           A.    I believe so.

            24           Q.    Did you attend the meeting at the

            25    end of September?







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             2           A.    I did.

             3           Q.    The board discussions that we

             4    discussed at which the board discussed New

             5    Valley's purchases of RJR stock, did they take

             6    place at a single meeting or did they take

             7    place at various meetings?

             8           A.    At various meetings.

             9           Q.    Which is the first board meeting

            10    at which you can recall a discussion of New

            11    Valley's purchase of RJR stock?

            12           A.    I believe the first discussion

            13    would have been at the September meeting where

            14    there would have been a status report as to

            15    the amount of purchases at the time of that

            16    meeting.

            17           Q.    Do you recall if anything else

            18    relating to New Valley's purchases of RJR

            19    stock was discussed at that first meeting at

            20    the end of December?

            21           A.    I believe the, I believe there

            22    was also a discussion of the agreements with

            23    the affiliate of Carl Icahn.

            24           Q.    Was anything else discussed

            25    during that September meeting relating to New







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             2    Valley's purchases of RJR stock?

             3           A.    There may have been, but I don't

             4    recall.

             5           Q.    Do you recall what was discussed

             6    at that first December meeting relating to New

             7    Valley's purchases of RJR stock?

             8           A.    Yes.  I believe there was a

             9    discussion at that December meeting about the

            10    expense profit-sharing agreement between

            11    Brooke and New Valley.  I think there is also

            12    a discussion of the $75 million provision from

            13    the plan of reorganization.  I believe there

            14    was also a discussion of the Jeffries

            15    potential engagement.  And I believe there was

            16    also a discussion of the Brooke consent

            17    solicitation effort.

            18           Q.    These were all discussed at the

            19    first December meeting?

            20           A.    Yes.

            21           Q.    Going back to the September

            22    meeting, do you recall approximately how long

            23    the board discussed New Valley's purchases of

            24    RJR stock?

            25           A.    No, I don't.







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             2           Q.    What was discussed regarding the

             3    affiliate of Carl Icahn?

             4           A.    What was discussed was the

             5    agreement that I had earlier referred to that

             6    New Valley subsequently entered into with Carl

             7    Icahn relating to New Valley's investment in

             8    RJR Nabisco stock.

             9           Q.    Did the board approve that

            10    agreement?

            11           A.    I don't recall.

            12           Q.    What was discussed about the

            13    agreement?

            14           A.    I don't recall specifically.  My

            15    recollection is that Mr. LeBow and Mr. Lorber

            16    summarized the proposed terms of the

            17    arrangement with Mr. Icahn.

            18           Q.    Do you recall anything else about

            19    the board discussion of New Valley's purchases

            20    of RJR stock?

            21           A.    No, I don't.

            22           Q.    Do you recall anything else about

            23    the board discussion of the agreement with

            24    Carl Icahn's affiliate?

            25           A.    No, I don't.







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             2           Q.    Going back to the first board

             3    meeting in September, do you recall what was

             4    discussed about the expense and profit-sharing

             5    agreement with New Valley?

             6           A.    I'm not sure which board meeting

             7    you are talking about.

             8           Q.    The first December board meeting?

             9           A.    You just said September.

            10           Q.    I'm sorry, December.

            11           A.    No, I recall that I summarized

            12    for the board the details of that arrangement

            13    between New Valley and Brooke.

            14           Q.    Did Carl Icahn attend any New

            15    Valley board meeting, to your knowledge?

            16           A.    Not during the period that I was

            17    there.

            18           Q.    Did you draft the New Valley

            19    profit-sharing agreement with Brooke Group?

            20           A.    No, it was drafted by our

            21    counsel.

            22           Q.    Who is that?

            23           A.    Milbank Tweed.

            24           Q.    Was anything else said about the

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             2    Group other than your summary to the board?

             3                 MR. HIRSCHFELD:  Again, I'm going

             4           to caution the witness in answering the

             5           question not to disclose any

             6           information that may be subject to the

             7           attorney-client privilege.

             8           A.    We discussed the necessity under

             9    the plan of reorganization of obtaining a

            10    fairness opinion before entering into that

            11    agreement, and the board approved the

            12    engagement by the company of Oppenheimer &

            13    Company to provide such opinion.

            14           Q.    Which opinion is this that they

            15    were approving?

            16           A.    Relating to the profit-sharing

            17    and expense arrangement.

            18           Q.    What was discussed at this first

            19    December board meeting about -- let me

            20    withdraw that.

            21                 I believe you testified that you

            22    also discussed at this first December board

            23    meeting the provision in the reorganization

            24    plan which calls for a fairness opinion in the

            25    event New Valley wants to purchase more than







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             2    $75 million of stock or assets of a company?

             3           A.    That's correct.

             4           Q.    What was discussed about that?

             5           A.    What was discussed about that was

             6    that the board also engaged at that same

             7    meeting, Oppenheimer & Company to provide an

             8    opinion to the board that acquisition of more

             9    than $75 million would be fair.

            10           Q.    Was anything else discussed about

            11    the retention of Oppenheimer?

            12           A.    I believe that I reviewed with

            13    the board the terms of the engagement of

            14    Oppenheimer.

            15           Q.    Did Oppenheimer & Company provide

            16    a fairness opinion to New Valley on the

            17    fairness of the $75 million investment?

            18           A.    They have not been asked to.

            19           Q.    Was Oppenheimer asked to provide

            20    any opinion with respect to New Valley's

            21    purchases of RJR stock?

            22           A.    They have not.  They have been

            23    engaged, but they have not been asked to

            24    render an opinion.

            25           Q.    Did the board authorize the







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             2    engagement of Oppenheimer in connection with

             3    their investment in RJR stock?

             4           A.    Yes.

             5           Q.    What did the board authorize with

             6    respect to that engagement?

             7           A.    They authorized to engage

             8    Oppenheimer to render an opinion as to the two

             9    matters.

            10           Q.    Did Oppenheimer render an opinion

            11    with respect to the profit-sharing agreement

            12    between New Valley and Brooke Group?

            13           A.    It has.

            14           Q.    But they have not rendered an

            15    opinion as to New Valley's purchases of RJR

            16    stock?

            17           A.    That's correct.

            18           Q.    Why has Oppenheimer -- let me

            19    withdraw that.  Why has New Valley not asked

            20    Oppenheimer to render such an opinion?

            21                 MR. HIRSCHFELD:  I will let the

            22           witness answer if the witness is able

            23           to do so without either compromising

            24           the attorney-client privilege or

            25           discussing matters relating to the







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             2           ongoing strategy of New Valley

             3           Corporation for maximizing the value of

             4           its investment in RJR Nabisco.  If the

             5           witness can't answer in compliance with

             6           those guidelines, he should so

             7           indicate.

             8           A.    We haven't requested the opinion

             9    because we, to request it would require us to

            10    pay the second portion of the fee which we

            11    have chosen not to do so far.

            12           Q.    Are there any other reasons why

            13    you have not yet asked Oppenheimer to render

            14    the second opinion?

            15           A.    No.

            16           Q.    Is the board of directors aware

            17    that you have not yet asked Oppenheimer to

            18    render the second opinion?

            19           A.    The answer is I don't know.

            20           Q.    How much would New Valley be

            21    required to pay Oppenheimer in the event it

            22    renders this second opinion?

            23                 MR. HIRSCHFELD:  I'm going to

            24           object and ask what the relevance of

            25           that question is?







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             2                 MS. SILVERBERG:  Well, they

             3           haven't yet rendered an opinion.  The

             4           answer is because they would have to

             5           pay Oppenheimer in the event

             6           Oppenheimer renders a second opinion.

             7           I would like to know what the magnitude

             8           of that payment is.

             9                 MR. HIRSCHFELD:  I understand

            10           that, but I fail to understand what the

            11           relevance of that inquiry has.

            12                 MS. SILVERBERG:  Well, the

            13           opinion to be rendered would go to New

            14           Valley's investment in RJR stock.

            15                 MR. HIRSCHFELD:  Yes.  I still

            16           fail to see any relevance of that

            17           inquiry to the issues that have been

            18           raised in this lawsuit.

            19                 MS. SILVERBERG:  Are you

            20           instructing the witness not to answer?

            21                 MR. HIRSCHFELD:  Yes, I think at

            22           this point I will.

            23                 MS. SILVERBERG:  Are you aware

            24           that the local rules for the Middle

            25           District of North Carolina impose







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             2           limits on the ability of attorneys to

             3           instruct witnesses not to answer and

             4           they are not to object to questions

             5           other than on grounds of privilege?

             6                 MR. HIRSCHFELD:  I am aware that

             7           you are proceeding with this deposition

             8           pursuant to an application that you

             9           made to the court to inquire into

            10           specific matters of this witness in his

            11           capacity as a nominee BGL for election

            12           to the board of directors of RJR

            13           Nabisco.

            14                 I am further aware that I have

            15           allowed you unbelievable latitude in

            16           connection with this examination and

            17           that you have similarly and persons

            18           from your firm have similarly been

            19           allowed unbelievable latitude in other

            20           examinations of these director

            21           nominees.  We have permitted you to go

            22           far, far beyond what you ever indicated

            23           to the court you wished to inquire of

            24           these witnesses.

            25                 I'm going to ask you again if you







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             2           can suggest to me how it is that the

             3           amount of money that needs to be paid

             4           for a second fairness opinion from

             5           Oppenheimer & Company bears upon the

             6           issues in this lawsuit which I

             7           understand to allege that there is an

             8           undisclosed conspiracy involving Mr.

             9           Icahn, Mr. LeBow and Brooke Group to

            10           seize control of RJR Nabisco Holdings

            11           and to force a merger between Liggett

            12           and RJR Nabisco Holdings or RJR

            13           Reynolds.  If you can explain to me how

            14           the amount of the fairness opinion

            15           bears upon those issues, I will allow

            16           the witness to answer.  Thus far, you

            17           have not.  It has nothing to do with

            18           the rules of the Middle District of

            19           North Carolina.  It has to do with the

            20           court order regarding this discovery.

            21           You have gone well beyond it.

            22                 MS. SILVERBERG:  For the record,

            23           we stated in our application for

            24           expedited discovery that the

            25           depositions of nominees were expected







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             2           to last well under a day apiece and we

             3           have proceeded with that schedule.  We

             4           have not been taking undue time with

             5           these witnesses and we are proceeding

             6           in accordance to the schedule that we

             7           told the court we would proceed with.

             8                 You suggested in your objection

             9           that the decision not to proceed for

            10           the second opinion may go to the

            11           business strategy and maximizing their

            12           investment of New Valley and RJR stock.

            13           This litigation goes to LeBow's and

            14           Brooke Group's intent with respect to

            15           RJR.  And to the extent that this

            16           question might lead to the discovery of

            17           admissible evidence, I am going to push

            18           ahead with my question.

            19                 MR. HIRSCHFELD:  Okay.  The

            20           witness answered the question I

            21           admonished him as to what issues he

            22           ought to bear in mind before answering,

            23           and I told him if any of those issues,

            24           any of those areas of privilege would

            25           be transgressed by an answer, that he







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             2           ought not to answer.  The fact is that

             3           he answered the question, thereby

             4           indicating that he does not relate to

             5           the ongoing strategy of New Valley

             6           Corporation and I'm going to persist in

             7           my instruction.  The amount that New

             8           Valley has to pay for a fairness

             9           opinion is totally irrelevant.

            10                 MS. SILVERBERG:  It's not the

            11           fact that they would have to pay an

            12           amount.  It's the fact that they did

            13           not proceed with obtaining the fairness

            14           opinion because they don't want to pay

            15           the second amount of the fee, and that

            16           is why I am asking what the amount of

            17           the -- what portion of the fee would be

            18           due.  We have wasted more time in this

            19           argument back and forth than we would

            20           have spent if the witness had simply

            21           answered the question and I would have

            22           moved on.

            23                 MR. HIRSCHFELD:  I appreciate

            24           your position.  I persist in my

            25           direction to the witness.







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             2                 MS. SILVERBERG:  Can you please

             3           mark this point in the transcript.

             4                 MR. HIRSCHFELD:  Let's take a

             5           break now for a minute, okay?

             6                 MS. SILVERBERG:  Yes.

             7                 (Recess taken.)

             8                 MR. HIRSCHFELD:  What I would

             9           like to do, I really stand by my

            10           objection, but in the interest of just

            11           moving this nonsense along, I will

            12           allow the witness to answer the

            13           question, although I have my objection

            14           as to its relevance.  I think the

            15           witness can indicate the amount that

            16           would be payable for the second

            17           fairness opinion from Oppenheimer.

            18           A.    The amount is $87,500.

            19           Q.    What was the amount payable to

            20    Oppenheimer for its first opinion?

            21           A.    I don't know what you mean by the

            22    first opinion.

            23           Q.    Oppenheimer rendered an opinion

            24    as to the fairness of the profit-sharing

            25    arrangement between New Valley and Brooke







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             2    Group; is that correct?

             3           A.    Yes.

             4           Q.    How much became due and payable

             5    to Oppenheimer upon rendering that opinion?

             6           A.    Upon engagement, Oppenheimer was

             7    owed one-half of the fee or $175,000.  Upon, I

             8    guess request and delivery of each of the two

             9    opinions, it was owed an additional $87,500

            10    with respect to each opinion.

            11           Q.    I believe you testified that at

            12    this first December meeting you also discussed

            13    the potential engagement of Jeffries &

            14    Company?

            15           A.    Yes.

            16           Q.    What was discussed with respect

            17    to Jeffries & Company?

            18           A.    All I recall is that the fact

            19    that New Valley was planning on engaging

            20    Jeffries was discussed.

            21           Q.    Why was Jeffries & Co. engaged?

            22           A.    They were engaged to be the

            23    financial advisers to New Valley in connection

            24    with New Valley's investment in the RJR

            25    Nabisco stock.







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             2           Q.    When was Jeffries & Company

             3    engaged?

             4           A.    They were initially engaged by

             5    New Valley I think around the second week in

             6    December.

             7           Q.    By that time, how much RJR stock

             8    did New Valley own?

             9           A.    By that time, it had the current

            10    position that it has today.

            11           Q.    Did New Valley have any financial

            12    adviser acting on its behalf either before or

            13    during the time that it was purchasing RJR

            14    stock?

            15           A.    I know that from the time I

            16    arrived at the beginning of October up through

            17    the time that Jeffries was engaged, New Valley

            18    did not otherwise have a financial adviser.

            19           Q.    Are you aware of any financial

            20    adviser that was retained by New Valley prior

            21    to October of '95?

            22           A.    Not that I'm aware of.

            23           Q.    I believe you said that there was

            24    a second meeting in December or the end of

            25    December a meeting of the New Valley board; is







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             2    that correct?

             3           A.    I think it was around the third

             4    week of December.

             5           Q.    Do you recall what was discussed

             6    at that board meeting regarding New Valley's

             7    purchases of RJR stock?

             8           A.    No, I don't.

             9           Q.    Do you recall whether or not New

            10    Valley's purchases of RJR stock were discussed

            11    during that board meeting?

            12           A.    I don't remember.  Nothing had

            13    changed since the prior meeting.

            14           Q.    Were there any discussions of New

            15    Valley's purchases of RJR stock during the New

            16    Valley board meeting of January 12, 1996?

            17           A.    This would be an area covered by

            18    the attorney-client privilege.

            19                 MR. HIRSCHFELD:  In that, case I

            20           will admonish the witness not to

            21           answer.

            22           Q.    I take it that there were

            23    discussions but that those discussions took

            24    place in the context of either of the

            25    rendering of legal advice or someone seeking







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             2    legal advice?

             3           A.    That is correct.

             4           Q.    Now I believe, going back you

             5    testified that you discussed New Valley's

             6    purchases of RJR stock both at board meetings

             7    and that you also had discussions with

             8    directors outside the context of board

             9    meetings regarding New Valley's purchases of

            10    RJR stock?

            11           A.    That's correct.

            12           Q.    Who did you speak to outside of

            13    the board context regarding New Valley's

            14    purchases of RJR stock?

            15                 MR. HIRSCHFELD:  Is the question

            16           which directors he spoke to outside the

            17           context of the formal board of

            18           directors meeting?

            19                 MS. SILVERBERG:  Yes.

            20                 MR. HIRSCHFELD:  Okay.

            21           A.    Well, certain members of the

            22    board are officers of the company as Mr.

            23    LeBow, Lorber and Sauter.

            24                 You know, I would presume I have

            25    had discussions with them where the amount of







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             2    the stock that New Valley owns was discussed.

             3                 In terms of other directors, I

             4    have had meetings with or I have attended

             5    meetings outside of a board context with Barry

             6    Ridings, with Arnold Burns, and Richard

             7    Resseler and probably Mr. Ron Kramer.

             8           Q.    Who is Ron Kramer?

             9           A.    He is a New Valley director.

            10           Q.    What did you discuss with Mr.

            11    Ridings with respect to New Valley's purchases

            12    of RJR stock?

            13                 MR. HIRSCHFELD:  Again, I'm

            14           cautioning the witness that if he can

            15           answer without violating

            16           attorney-client confidences or without

            17           getting into areas of business

            18           strategy, he may do so, but otherwise

            19           he should stand upon the privileges I

            20           have described.

            21           A.    I don't recall specifically.  I

            22    believe I attended a breakfast with Mr.

            23    Ridings once where there was discussion about

            24    the status of our purchases of RJR stock and

            25    the status of the Brooke solicitation effort.







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             2           Q.    Do you recall when this meeting

             3    took place?

             4           A.    Probably sometime in October,

             5    October, November.

             6           Q.    Where did this meeting take

             7    place?

             8           A.    In Manhattan.  It was at the

             9    Carlyle Hotel.

            10           Q.    Who else attended that meeting?

            11           A.    Mr. LeBow.

            12           Q.    What was said with respect to New

            13    Valley's purchases of RJR stock?

            14           A.    I don't recall.

            15           Q.    Did you testify that you had

            16    meetings with Arnold Burns with respect to --

            17    at which New Valley's purchases of RJR stock

            18    were discussed; is that correct?

            19                 MR. HIRSCHFELD:  Objection to

            20           form.

            21                 MS. SILVERBERG:  I will rephrase

            22           that.

            23           Q.    Did you have one or more meetings

            24    with Arnold Burns of which the subject of New

            25    Valley's purchases of RJR stock was discussed?







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             2           A.    I don't recall specifically, but

             3    I remember meeting one or more times with Mr.

             4    Burns at which we discussed the RJR situation

             5    generally.  I don't remember specifically what

             6    was discussed.

             7           Q.    Did you discuss with Richard

             8    Resseler, New Valley's purchases of RJR stock?

             9           A.    I don't recall specifically.

            10           Q.    Did you discuss with Ron Kramer

            11    New Valley's purchases of RJR stock?

            12           A.    Yes.

            13           Q.    What did you discuss with respect

            14    to those purchases?

            15           A.    I remember speaking with Ron

            16    Kramer when I was going through the process

            17    of -- when we were going through the process

            18    of trying to determine which investment

            19    banking firm to engage to render the fairness

            20    opinion, the fairness opinions that I referred

            21    to before.

            22           Q.    What did you say to him about New

            23    Valley's purchases of RJR stock?

            24           A.    What I do recall is that we were

            25    talking about the fact that if New Valley was







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             2    to increase its position above the $150

             3    million level, that it would require a

             4    fairness opinion.

             5           Q.    I believe you testified earlier

             6    that a fairness opinion might be triggered

             7    after reaching a $75 million threshold; is

             8    that correct?

             9           A.    I testified after New Valley had

            10    paid more than $75 million exclusive of margin

            11    financing.

            12           Q.    It would be required to get a

            13    fairness opinion?

            14           A.    Correct.

            15           Q.    Has New Valley yet paid more than

            16    $75 million exclusive of margin financing for

            17    its investment in RJR stock?

            18           A.    It has not.

            19           Q.    Do you recall any conversations

            20    you had with any individual regarding New

            21    Valley's purchases of RJR stock that you have

            22    not already testified to or that would not be

            23    privileged under the attorney-client

            24    privilege?

            25                 MR. HIRSCHFELD:  Or under the







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             2           business strategy privilege.

             3           A.    I have attended two meetings of

             4    the nominees for the RJR board at which,

             5    again, the RJR situation was discussed.

             6           Q.    Any other conversations?

             7           A.    I'm sure I have discussed the RJR

             8    purchases with other employees of New Valley.

             9           Q.    Did anyone ever question whether

            10    or not New Valley should be purchasing $150

            11    million worth of RJR stock?

            12           A.    No.

            13           Q.    Going back to October of 1995

            14    when you first joined New Valley, did you

            15    become aware that Mr. LeBow had approached RJR

            16    about a spin-off of Nabisco?

            17           A.    Yes.

            18           Q.    When did you become aware of

            19    that?

            20           A.    Sometime after I joined them.

            21           Q.    How did you become aware?

            22           A.    I don't recall.

            23           Q.    Shortly after joining New Valley,

            24    did there come a time when Mr. LeBow briefed

            25    you on what you have been calling the RJR







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             2    situation?

             3           A.    Not that I recall specifically.

             4    There came a time after I joined when I

             5    received several bunches of written materials

             6    about RJR, its S.E.C. filings, et cetera,

             7    that -- newspaper articles, et cetera, that

             8    oriented me to the company and what had been

             9    going on recently.

            10           Q.    Did this material that you

            11    received include internal analyses of RJR?

            12           A.    I don't know if they were

            13    internal analyses.  At some point in time, I

            14    saw some materials that included some computer

            15    runs that related to RJR.

            16           Q.    Prior to your receipt of this

            17    initial set of materials, had you spoken to

            18    anyone at New Valley or Brooke Group regarding

            19    RJR?

            20           A.    I'm sure I must have.

            21           Q.    What was the first discussion

            22    that you recall about RJR?

            23           A.    I don't recall, I don't recall.

            24           Q.    Who was the person who -- do you

            25    recall from whom you first learned about the







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             2    RJR situation, as you call it?

             3           A.    I think it was from reading in

             4    the newspaper about the Hart-Scott-Rodino

             5    announcement that RJR had made sometime in

             6    August.

             7           Q.    What was the next piece of

             8    information you learned with respect to RJR?

             9           A.    I don't specifically recall.

            10           Q.    What is the first conversation

            11    that you recall having with respect to RJR?

            12                 MR. HIRSCHFELD:  After?

            13           Q.    After joining New Valley?

            14           A.    I don't recall.

            15           Q.    Do you recall any conversations

            16    that you had relating to RJR once you joined

            17    New Valley?

            18           A.    Sure.

            19           Q.    What is the first such

            20    conversation that you can recall?

            21                 MR. HIRSCHFELD:  If you are able

            22           to place such a conversation as being

            23           the first among those that you recall,

            24           you may answer.  If you can't --

            25           A.    I am unable to do that.







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             2           Q.    Did you review the materials that

             3    were sent to you regarding RJR?

             4           A.    In a cursory fashion.

             5           Q.    Did you then speak to anybody

             6    about those materials?

             7           A.    Yes.

             8           Q.    Who did you speak to?

             9           A.    Probably Bryant Kirkland.

            10           Q.    Did you call him or did he call

            11    you?

            12           A.    He had provided me with the

            13    copies of the S.E.C. filings and other

            14    materials, other written materials that I had

            15    received on RJR, background material.

            16           Q.    Did you save those materials?

            17           A.    I believe so.

            18           Q.    Were they in the files that you

            19    provided the counsel?

            20           A.    I believe so.

            21           Q.    Did you call Bryant Kirkland or

            22    did he call you after you received these

            23    materials?

            24           A.    I don't recall.

            25           Q.    What do you recall was said







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             2    during that conversation with Mr. Kirkland?

             3           A.    I don't recall specifically other

             4    than I believe at some point in time after

             5    looking through the materials having some

             6    discussions with him where he, I think, had

             7    described some of the corporate structure of

             8    RJR for me.

             9           Q.    Did you have any questions to ask

            10    him after reading the materials?

            11           A.    Not that I recall.

            12           Q.    How long did you spend reading

            13    these materials?

            14           A.    I have read or referred back to

            15    those materials from time to time on a number

            16    of occasions, but I have no idea in the

            17    aggregate how much time I spent.

            18           Q.    Did those materials include --

            19    did the initial packet of materials include

            20    anything other than S.E.C. filings and

            21    newspaper clippings?

            22           A.    I don't recall whether or not the

            23    computer run that I referenced before was in

            24    that or some subsequent set of materials that

            25    I received.







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             2           Q.    After you received this initial

             3    set of materials, I take it then you received

             4    subsequent materials relating to RJR?

             5           A.    Much -- the answer is yes.  Much

             6    of the materials were duplicative.  I remember

             7    when I attended the first session with the

             8    other nominees that in conjunction with that

             9    we received a pact of information which my

            10    recollection is was very similar to various of

            11    the other packets that I had received, the

            12    information packets I had received from time

            13    to time.

            14           Q.    Putting aside the information you

            15    got that was at the meeting of the nominees,

            16    approximately how many information packets did

            17    you receive relating to RJR other than the

            18    first set of materials you initially received?

            19           A.    I don't know, probably several.

            20           Q.    From whom did you receive them?

            21           A.    Generally from Bryant Kirkland.

            22           Q.    Did you receive information

            23    material from anyone else?

            24           A.    Not that I recall.

            25           Q.    Did you generally discuss these







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             2    materials with anyone after you received them?

             3           A.    Not that I recall.

             4           Q.    Did you review the materials as

             5    you received them?

             6           A.    Perhaps to the extent there was

             7    something new or different than what I had

             8    seen in the prior packages, I might have

             9    looked at them.

            10           Q.    Did the material, putting aside

            11    S.E.C. filings and newspaper clippings, did

            12    the materials that you received contain

            13    information with respect to potential

            14    transactions involving RJR?

            15           A.    No, other than, I mean, any

            16    transactions contemplated by the computer runs

            17    I would have seen.

            18           Q.    What type of transactions were

            19    contemplated by the computer runs?

            20           A.    My understanding was that the

            21    computer runs related to a transaction from

            22    the spring in which, as I understand it, would

            23    have involved a spin-off of RJR's Nabisco

            24    business in conjunction with a transaction

            25    involving Liggett and a company by the name of







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             2    Reemstma, an international tobacco company.

             3           Q.    When did you receive these

             4    materials?

             5           A.    Sometime after I joined New

             6    Valley.

             7           Q.    At the time that you received

             8    these materials, did you understand that New

             9    Valley or Brooke Group were still

            10    contemplating such a transaction?

            11           A.    No, my understanding was that was

            12    something that had related to a period of time

            13    prior to my arrival at New Valley.

            14           Q.    Do you know who sent you these

            15    materials?

            16           A.    Bryant Kirkland.

            17           Q.    Do you know why he sent you

            18    materials on a transaction that was no longer

            19    being contemplated?

            20           A.    No.

            21           Q.    Did you ever ask him why he was

            22    sending you those materials?

            23           A.    My recollection is having asked

            24    him and that's where I learned about some of

            25    the history that I just referred to in that







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             2    the fact that the Reemstma transaction was no

             3    longer something that was being pursued.

             4           Q.    Did you have any discussions with

             5    anyone at New Valley or Brooke Group regarding

             6    this transaction that contemplated a joint

             7    venture with Reemstma?

             8           A.    I believe I just referred to I

             9    did with Bryant Kirkland.  Whether I discussed

            10    it with anyone else, I don't recall.

            11           Q.    What did Mr. Kirkland tell you

            12    about the transaction?

            13           A.    Just that the transaction was no

            14    longer alive, that I guess RJR had not been

            15    prepared to pursue it.

            16           Q.    Did he tell you that Mr. LeBow

            17    had met with individuals at RJR with respect

            18    to this transaction?

            19           A.    Not that I recall one way or the

            20    other.

            21           Q.    Did you ever come to learn that

            22    Mr. LeBow had met with individuals at RJR

            23    regarding such a transaction?

            24           A.    Yes.

            25           Q.    How did you come to learn that?







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             2           A.    Certainly through reading the

             3    drafts of the consent solicitation materials.

             4           Q.    Did you ever have a conversation

             5    with Mr. LeBow in which he discussed with you

             6    his meetings with RJR?

             7           A.    Not that I recall.

             8           Q.    Did you ever have a conversation

             9    with Mr. LeBow in which he discussed with you

            10    the nature of the transaction that he had

            11    proposed to RJR?

            12           A.    Not that I specifically recall.

            13           Q.    When you received the materials

            14    containing a transaction that would involve a

            15    spin-off of Nabisco in conjunction with a

            16    transaction with Reemstma, did you understand

            17    at the time that you received that material

            18    that such a transaction was no longer being

            19    considered by Brooke Group?

            20           A.    That was my understanding.

            21           Q.    How did you come to have that

            22    understanding?

            23           A.    I think I just testified from my

            24    conversations with Bryant Kirkland.

            25           Q.    Were these conversations before







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             2    or after he sent you the materials?

             3           A.    I don't recall.

             4           Q.    Did you ever discuss with Mr.

             5    LeBow the possibility of merging Liggett with

             6    RJR or any of its subsidiaries?

             7                 MR. HIRSCHFELD:  Other than in a

             8           privileged context?

             9           A.    Yes.

            10           Q.    When were those discussions?

            11           A.    Well, I mean the one discussion I

            12    can recall specifically was some recent

            13    discussions in the context of some meetings

            14    with shareholders of RJR in which Mr. LeBow

            15    made clear that our consent solicitation had

            16    nothing to do with a merger between Liggett

            17    and RJR.

            18           Q.    Other than that, have you ever

            19    had a conversation with Mr. LeBow at which a

            20    possible transaction between Liggett and RJR

            21    or one of its subsidiaries was discussed?

            22           A.    Not that I specifically recall.

            23           Q.    Did you discuss with anyone the

            24    possibility of merging -- let me rephrase

            25    that.







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             2                 Did you discuss with anyone at

             3    Brooke Group or New Valley the possibility of

             4    merging Liggett with RJR or any of its

             5    subsidiaries?

             6                 MR. HIRSCHFELD:  Can I ask for a

             7           clarification of the question?  You

             8           keep phrasing it that way and I'm not

             9           certain that I know anymore what it is

            10           that you are referring to.  Are you

            11           referring to the historical proposal

            12           that he indicated he learned of or are

            13           you referring to something else or are

            14           you referring to a universe of

            15           possibilities?

            16                 MS. SILVERBERG:  I was looking to

            17           see whether or not he has ever had a

            18           discussion, and I will add other than

            19           to which you have already testified, at

            20           which there's discussion of the

            21           possibility of merging Liggett with RJR

            22           or any of its subsidiaries?

            23                 MR. HIRSCHFELD:  Okay.  I don't

            24           understand the question.  I'm going to

            25           have to object to the form now.  You







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             2           are going to have to help me out a

             3           little bit by clarifying whether you

             4           are referring to the historical

             5           proposal that was made or some other

             6           proposal.

             7           Q.    Other than the conversations you

             8    have testified to with Mr. Kirkland, did you

             9    discuss with anyone Mr. LeBow's discussions

            10    with RJR?

            11                 MS. SILVERBERG:  I will rephrase

            12           that.

            13           Q.    I believe you testified you are

            14    now aware that Mr. LeBow had discussions with

            15    RJR.  In connection with -- let me withdraw

            16    that.

            17                 Do you understand that during the

            18    course of those discussions Mr. LeBow made a

            19    proposal to RJR that involved Liggett?

            20                 MR. HIRSCHFELD:  You mean the

            21           proposal he previously testified to?

            22                 MS. SILVERBERG:  Yes.

            23           A.    Yes.

            24           Q.    What did you understand that

            25    proposal to be?







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             2                 MR. HIRSCHFELD:  Objection, asked

             3           and answered.

             4           Q.    Did that proposal involve a

             5    spin-off of Nabisco from RJR followed by a

             6    merger of RJR's tobacco company with Liggett

             7    in connection with a joint venture with

             8    Reemstma?

             9                 MR. HIRSCHFELD:  If you can

            10           answer that question.

            11           A.    All I can answer is that I know

            12    that it involved RJR, Liggett and Reemstma.

            13           Q.    Did you have discussions with

            14    respect to that proposal with anyone other

            15    than Mr. Kirkland?

            16           A.    Not that I recall.

            17           Q.    Did you have conversations with

            18    respect to that proposal with Mr. Kirkland

            19    other than the conversations to which you have

            20    already testified?

            21           A.    Not that I recall.

            22           Q.    Are you aware of any other

            23    proposals contemplated by Brooke Group or New

            24    Valley with respect to a combination of RJR

            25    and Liggett other than the proposal that you







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             2    have just testified about?

             3           A.    No.

             4           Q.    Are you aware of whether anyone

             5    at New Valley or Brooke Group continued to

             6    investigate the feasibility of a merger

             7    between Liggett and RJR or any of its

             8    subsidiaries after May of 1995?

             9           A.    I don't have the specifics in

            10    front of me.  I know from reading the proxy

            11    statement the background that discussions

            12    occurred subsequent to May, terminating prior

            13    to my arrival at New Valley and those were

            14    some discussions between RJR and

            15    representatives of Mr. LeBow.

            16           Q.    Are you aware of any proposal to

            17    merge Liggett with RJR or any subsidiary of

            18    RJR other than those proposals that were

            19    discussed with RJR?

            20                 MR. HIRSCHFELD:  Objection, asked

            21           and answered.

            22           A.    The answer is no.

            23           Q.    At any of the New Valley board

            24    meetings that you attended, did the board

            25    discuss the possibility of a merger between







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             2    Liggett and RJR in any of its subsidiaries?

             3           A.    Not that I recall.

             4           Q.    To your knowledge, has anyone

             5    ever discussed a merger of Liggett and RJR or

             6    one of its subsidiaries as a way of resolving

             7    New Valley's status under the 1940 act?

             8           A.    No.

             9                 MR. HIRSCHFELD:  Objection to

            10           form.

            11                 The witness may answer.

            12                 MS. SILVERBERG:  Let's take a

            13           break.

            14                 (Recess taken.)

            15           Q.    At the time you joined New Valley

            16    in October of 1995, what did you understand to

            17    be Brooke Group or New Valley's intentions

            18    with respect to RJR?

            19           A.    My understanding was that the

            20    intentions were to conduct a consent

            21    solicitation relating to a precatory

            22    nonbinding resolution as to the spin-off.  I

            23    believe by the time I arrived, we had learned

            24    about the secret bylaw adoption that had

            25    pushed us in the direction of it being a







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             2    consent solicitation, so that was my

             3    understanding was that Brooke was going to be

             4    proceeding with a consent solicitation and I

             5    was also aware that at some point after that

             6    because of provisions in RJR's bylaws, that we

             7    had to, that if we did not put names in for a

             8    potential director nominees by November 20th,

             9    that or at least that was the procedure that

            10    the bylaws specified with respect to nominees.

            11           Q.    I'm sorry, they were intending to

            12    nominate a slate of candidates for the 1996

            13    annual meeting?

            14           A.    No, that's not what I said.  My

            15    understanding was that under the procedure

            16    specified by RJR's bylaws that we needed to

            17    put names up by November 20th or under the

            18    procedures specified by the bylaws, they

            19    wouldn't be eligible for being candidates at

            20    the next annual meeting.

            21           Q.    How did you come to learn this

            22    information?

            23           A.    I don't recall.

            24           Q.    Did there come a time when Mr.

            25    LeBow sat down and updated you on New Valley's







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             2    and Brooke Group's activities with respect to

             3    RJR?

             4           A.    Not that I specifically recall.

             5           Q.    Did you have any discussions with

             6    Mr. LeBow or Mr. Lorber during your first few

             7    weeks at New Valley with respect to RJR?

             8           A.    I may have during my first few

             9    weeks.  Mr. LeBow was out of the country for a

            10    good period of the time.

            11           Q.    Did you have any conversations

            12    with Mr. Lorber with respect to RJR?

            13           A.    I may have, but I don't recall.

            14           Q.    Do you recall in your mind any

            15    discussion that you had with either Mr. LeBow

            16    or Mr. Lorber with respect to a possible

            17    spin-off of Nabisco?

            18           A.    Well, I recall there came some

            19    point in time after I had been there for a

            20    while when having been primarily involved in

            21    matters not involving RJR, there came a point

            22    in time, I remember when Mr. LeBow or Mr.

            23    Lorber mentioned to me the proposed schedule

            24    for the filing of preliminary consent

            25    solicitation materials with the S.E.C., and I







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             2    recall in conjunction with other business that

             3    I was in New York the later part of October,

             4    first part of November, becoming involved in

             5    reviewing drafts of those documents.

             6           Q.    At the time that you discussed

             7    with Mr. LeBow the preliminary consent

             8    materials, did you have an understanding of

             9    the issues that were going to be involved in

            10    the consent solicitation?

            11           A.    I don't recall precisely.

            12           Q.    Did you understand what Mr. LeBow

            13    and Brooke Group's position was going to be in

            14    the consent solicitation?

            15                 MR. HIRSCHFELD:  With respect to

            16           what?

            17                 MS. SILVERBERG:  With respect to

            18           the spin-off of Nabisco?

            19           A.    Well, I understood that the whole

            20    purpose of the consent solicitation was to

            21    have the shareholders send a message to the

            22    RJR board for an immediate spin-off of

            23    Nabisco.

            24                 MS. SILVERBERG:  Let's take a

            25           break.







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             2                 (Recess taken.)

             3                 MS. SILVERBERG:  Could you read

             4           back the last answer.

             5                 (Record read.)

             6           Q.    How did you come to have that

             7    understanding?

             8           A.    From conversations with people at

             9    New Valley, Brooke or conversations with our

            10    professional advisers.

            11           Q.    With whom did you have those

            12    conversations at New Valley and Brooke?

            13           A.    I don't recall specifically.

            14           Q.    Do you recall any of your

            15    conversations?

            16           A.    No.  As I said before, I recall

            17    that there came a point in time in October

            18    when Mr. LeBow asked me to get involved in RJR

            19    which I really had not had much involvement

            20    with up to that point in time.

            21           Q.    During that conversation in which

            22    Mr. LeBow asked you to get involved in RJR,

            23    did he give you any background information on

            24    RJR?

            25           A.    No.  I think I got the background







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             2    information; whether it was before or after

             3    that conversation, I don't know.  The

             4    materials I got were from Bryant Kirkland.

             5           Q.    Do you recall anything else from

             6    your discussion with Mr. LeBow?

             7           A.    Somewhere around this time frame

             8    in late October, I think, I don't recall, Mr.

             9    Lorber or Mr. LeBow and I discussed the issue

            10    of the necessity by November 20th of potential

            11    nominees being identified, and I believe it

            12    was Mr. Lorber who communicated or asked me

            13    whether that was something that I would be

            14    prepared to consider.

            15           Q.    Did you understand at the time

            16    that the slate of candidates would in fact run

            17    for the position of -- that these candidates

            18    would indeed run for election at the 1996

            19    annual meeting?

            20           A.    No, I mean quite to the contrary.

            21    I understood that this was a mechanic that we,

            22    in order to in effect hold our place, we

            23    needed to put names in by November 20th, but a

            24    decision as to whether a slate would actually

            25    be run was not a decision that would be made







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             2    until some future point in time.

             3           Q.    Has that decision been made yet?

             4           A.    No.

             5           Q.    Did you have a conversation with

             6    anyone with respect to the merits of a

             7    spin-off of Nabisco?

             8           A.    I mean at some point in this time

             9    frame, you know, I learned more about the

            10    spin-off.  Who it was from, I don't recall.

            11           Q.    Who did you learn about the

            12    spin-off?

            13           A.    I think I became more aware of

            14    the, just of the economics of the situation

            15    about what portion of the value of the RJR

            16    stock was attributable to Nabisco.  Some of

            17    the positive benefits that a spin-off would

            18    have in terms of the stand-alone business of

            19    both Nabisco and RJR, some information about

            20    the strong financial condition of both

            21    entities on a stand-alone basis.  I remember

            22    at some point having some discussions about

            23    the fact that all of this could be

            24    accomplished on a tax-free basis and also that

            25    all of this could be accomplished with really







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             2    de minimis legal risk.

             3           Q.    Did you meet with any financial

             4    advisers with respect to spinning off Nabisco?

             5           A.    No.

             6           Q.    From whom did you get the

             7    information you just discussed?

             8                 MR. HIRSCHFELD:  Can I ask what

             9           the relevance of that inquiry is with

            10           respect to the issues raised by RJR

            11           Nabisco in the lawsuit?

            12                 MS. SILVERBERG:  Yes, I want

            13           information as to the conversations

            14           that Mr. Lampen has had with other

            15           individuals with respect to New

            16           Valley's holdings of RJR stock.  I also

            17           want to get an understanding of what

            18           knowledge he has with respect to a

            19           spin-off, what information he has with

            20           respect to a spin-off and what his

            21           intentions may be in the event that he

            22           is elected as a director of RJR.

            23                 Our Complaint alleges that the

            24           consent solicitation is part of an

            25           orchestrated plan by Mr. LeBow and







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             2           Brooke Group and Mr. Icahn to obtain

             3           control of RJR, and Mr. Lampen is a

             4           nominee to the RJR board of directors,

             5           and in terms of what his understanding

             6           of the merits of a spin-off is and what

             7           his benefits might be to RJR and

             8           whether or not he considered that and

             9           to the extent he considered it before

            10           he agreed to be a nominee to the RJR

            11           board is certainly relevant to the

            12           matters at issue in the lawsuit.

            13                 MR. HIRSCHFELD:  I couldn't

            14           disagree with you more.  I have no idea

            15           how that relates to any secret plan

            16           that's being alleged by Mr. LeBow and

            17           Mr. Icahn.  It's not my understanding

            18           that you have free rein to inquire into

            19           every aspect of the merits or lack of

            20           merits of the spin-off of RJR Nabisco.

            21                 MS. SILVERBERG:  My question did

            22           not seek further information as to the

            23           merits or lack of merits of a spin-off

            24           of Nabisco.  It was trying to elicit

            25           information as to with whom he had







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             2           these conversations so that I can find

             3           out what information he had in reaching

             4           the decision he came to as to whether

             5           or not he supports a spin-off.

             6                 MR. HIRSCHFELD:  Well, let's go

             7           on, but I can see we are going to be

             8           here for days at this rate.

             9                 Read back the question.

            10                 (Record read.)

            11           A.    I don't specifically recall all

            12    the sources from whom I got the information.

            13    A portion of it would have come from my

            14    conversations with Bryant Kirkland.  A portion

            15    of it would have come from reviewing the

            16    various drafts of the consent solicitation

            17    materials.  Also some of it would have come

            18    from various conversations with our legal

            19    advisers.  Various would have come from, I'm

            20    sure, articles and other things that I read.

            21           Q.    Do you now have an opinion as to

            22    the advisability of an immediate spin-off of

            23    Nabisco?

            24                 MR. HIRSCHFELD:  Objection to

            25           form.







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             2                 You may answer.

             3           A.    I mean, you know, I think I have

             4    a sense from what I have heard that the

             5    spin-off is something that seems to make a

             6    great deal of sense.  I mean that's a decision

             7    ultimately that could only be taken after a

             8    full, you know, review of all of the issues.

             9    It's something that as a nominee I would have

            10    to exercise my fiduciary duties and

            11    understanding fully all of the issues relating

            12    to a potential spin-off, a process that I have

            13    not gone through.

            14           Q.    Have you given any thought to the

            15    advisement -- withdraw that.  Have you given

            16    any thought to the proper timing of any

            17    spin-off of Nabisco?

            18           A.    Yes, I have given some thought to

            19    it.

            20           Q.    Have you reached a conclusion as

            21    to the proper timing of the spin-off of

            22    Nabisco?

            23           A.    My answer would be the same that

            24    I gave before.  My sense is that it's

            25    something that would be in the best interest







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             2    of the shareholders of RJR to be done as soon

             3    as possible, i.e., immediately, but that's an
                               ----
             4    issue that ultimately as a member of the board

             5    of directors were I ever to be of RJR, I would

             6    have to go through my, satisfy my fiduciary

             7    responsibilities to be fully informed and

             8    educated on all aspects of that decision, a

             9    process that I have not gone through.

            10           Q.    Have you ever attended a board

            11    meeting of the New Valley board at which the

            12    advisability of a spin-off of Nabisco was

            13    discussed?

            14           A.    I don't recall attending any

            15    meeting one way or the other where the merits

            16    of a spin-off per se were discussed.

            17           Q.    Did you attend any meeting at

            18    which the merits of particular timetable for

            19    spin-off were discussed?

            20           A.    I don't recall.

            21           Q.    Now I believe you testified that

            22    there came a time when Mr. Lorber asked you if

            23    you were interested in being named as a

            24    potential nominee to the RJR board of

            25    directors?







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             2           A.    That's correct.

             3           Q.    When did that come about?

             4           A.    I think I said I believe it was

             5    late October, early November.  I don't recall.

             6           Q.    Did Mr. Lorber call you?  Is that

             7    how the discussion started?

             8           A.    I was at a meeting with Mr.

             9    Lorber.

            10           Q.    Was anyone else at that meeting?

            11           A.    Yes, it was a large conference

            12    that we were having, although he and I spoke

            13    privately as to this matter.

            14           Q.    What did he say to you?

            15           A.    Just what I testified to before.

            16    He explained to me that the procedures under

            17    RJR's bylaw where in order for us to reserve

            18    the right subsequently to have the ability to

            19    put forward nominees, we needed to identify

            20    those nominees to RJR by November 20th and

            21    asked me whether I would be prepared to be one

            22    of those nominees.

            23           Q.    Did you understand that he was

            24    putting together a slate of several candidates

            25    to run?







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             2           A.    Yes.

             3           Q.    If necessary at the 1996 annual

             4    meeting?

             5           A.    I understood that he and Mr.

             6    LeBow were doing that.

             7           Q.    Did you understand at that time

             8    whether or not they had already selected

             9    certain candidates?

            10           A.    I don't recall.

            11           Q.    Prior to this discussion with Mr.

            12    Lorber, had you ever discussed with either him

            13    or Mr. LeBow your views as to the merits of a

            14    spin-off of Nabisco?

            15           A.    Not that I recall.

            16           Q.    During that discussion with Mr.

            17    Lorber, did he discuss with you your view as

            18    to the merits of a proposal to spin off

            19    Nabisco?

            20           A.    No, not that I recall.

            21           Q.    Were you involved at all in the

            22    selection of other candidates to be named to

            23    the slate?

            24           A.    I was not.

            25           Q.    Did Mr. Lorber discuss with you







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             2    what criteria were going to be used to

             3    determine who they should select to be on

             4    their slate of candidates?

             5           A.    No, he did not.

             6           Q.    Did you ever come to learn from

             7    any source what criteria was used to determine

             8    who would be on the slate of candidates?

             9           A.    No.  I was not involved in that

            10    process.

            11           Q.    What did you tell Mr. Lorber

            12    during this conversation in response to his

            13    request?

            14           A.    I told him that I would be

            15    prepared to have my name put forth as a

            16    nominee.

            17           Q.    Did he tell you what that might

            18    entail?

            19           A.    I don't recall specifically.

            20           Q.    Do you recall anything from that

            21    conversation with respect to your nom -- let

            22    me withdraw that.

            23                 Was anything else said during

            24    this conversation with respect to your name

            25    being added to the list of candidates for the







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             2    RJR board?

             3           A.    I just remember Mr. Lorber saying

             4    that he felt with my investment banking and

             5    legal background that I would be a good

             6    director.  The fact that I have, you know,

             7    been a director of a number of companies

             8    before.  I don't recall anything else.

             9           Q.    Did you and Mr. Lorber discuss

            10    any other issues relating to RJR during this

            11    conversation?

            12           A.    Not that I recall.

            13           Q.    What was the next conversation

            14    you can recall relating to your nomination as

            15    a director to the RJR board?

            16           A.    The next conversation I can

            17    recall is at some point the week before the

            18    20th which I think may have been a Monday or

            19    Tuesday, sometime in the middle of that prior

            20    week, we had a meeting in New York which was

            21    really a get-acquainted session for all the

            22    nominees to have a chance -- a number of us

            23    didn't know all the other members of the

            24    slate.  We had an opportunity to get together

            25    and be introduced.







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             2                 MR. HIRSCHFELD:  When you said

             3           the 20th, Mr. Lampen, referring to the

             4           20th of November, 1995?

             5           A.    I am.  It was the week prior to

             6    that, I believe.

             7           Q.    Are you aware of any individuals

             8    who were asked to join Mr. LeBow's slate but

             9    who declined to do so?

            10           A.    No.

            11           Q.    What was discussed at this

            12    meeting in New York?

            13           A.    I really don't recall any of the

            14    substance.  The meeting was primarily an

            15    opportunity for us to get to know each other.

            16    I remember us all kind of going around the

            17    table and introducing ourselves and telling

            18    each other a little bit about ourselves, and I

            19    think there was some discussion in terms of

            20    schedule, the fact that I think there were

            21    some biographical materials that were

            22    necessary that had to be provided to RJR under

            23    the terms of the bylaw provision, and my

            24    recollection was that there was some material

            25    being passed around for people to correct any







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             2    information about themselves.  I think that

             3    happened there.  And then I believe there was

             4    some discussion about the timing of the

             5    release of this information to, you know, when

             6    the company would be putting out a press

             7    release about this information.

             8           Q.    Did the New Valley board have any

             9    discussions with respect to Brooke Group's

            10    slate of candidates?

            11           A.    Not that I recall.

            12           Q.    Why did you agree to put your

            13    name up for nomination?

            14                 MR. HIRSCHFELD:  Objection.  What

            15           does that have to do with anything,

            16           why, his personal reasons why?

            17           Q.    Did you have any reasons other

            18    than personal reasons for agreeing to put your

            19    name up for nomination?

            20                 MR. HIRSCHFELD:  I'm going to

            21           object to that.  What is the relevance

            22           of his personal decision why he agreed

            23           to have --

            24                 MS. SILVERBERG:  I asked whether

            25           he had any motives other than personal,







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             2           whether he has any other motives for

             3           wanting to serve as a director of RJR.

             4                 MR. HIRSCHFELD:  I don't

             5           understand the question.  Whatever

             6           thought process he went through to

             7           decide that he wished to allow for his

             8           name to be put into nomination, that

             9           broad category, I don't see what that

            10           has anything to do with this

            11           litigation.

            12                 MS. SILVERBERG:  I asked apart

            13           from any personal reasons that he might

            14           have had, were there other reasons that

            15           he had for agreeing to put his name up

            16           for nomination?

            17                 MR. HIRSCHFELD:  I don't

            18           understand the question.  Business

            19           reasons that he had?  I also don't

            20           understand the relevance of it.

            21           Q.    Do you understand the question?

            22           A.    No.

            23           Q.    In deciding whether or not to

            24    agree to put your name up for nomination, did

            25    you take into account any factors other than







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             2    personal factors?

             3                 MR. HIRSCHFELD:  Objection to

             4           form.  Assumes facts not in evidence.

             5           A.    Not that I'm aware of.

             6           Q.    Did there come a time after you

             7    joined the New Valley board -- after you

             8    joined New Valley, that you purchased RJR

             9    stock?

            10           A.    Yes.

            11           Q.    Do you remember approximately

            12    when that was?

            13                 Would you like me to refresh your

            14    recollection with a document?

            15           A.    Yes, it would be helpful.

            16                 MS. SILVERBERG:  I will ask the

            17           court reporter to mark as Exhibit 3 a

            18           document bearing production No. BGL

            19           8182.

            20                 (Memo, bearing production No. BGL

            21                 8182, marked Lampen Exhibit 3 for

            22                 identification, as of this date.)

            23           A.    On November 13, 1995, I purchased

            24    2,000 shares of RJR stock.

            25           Q.    I take it that document refreshes







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             2    your recollection?

             3           A.    It does.

             4           Q.    Why did you purchase RJR stock?

             5           A.    Because I think that there's a

             6    good potential with a successful spin-off for

             7    the stock to go from the approximately $30

             8    level that I paid for it well up into the 40,

             9    $50 range.

            10           Q.    Did Mr. LeBow or anyone else at

            11    Brooke Group or New Valley suggest to you that

            12    you purchase RJR stock?

            13           A.    No.

            14           Q.    Have you purchased any RJR stock

            15    other than the 2,000 shares reflected in that

            16    memo?

            17           A.    I have not.

            18           Q.    Are you aware of whether or not

            19    Mr. LeBow has ever approached any individual

            20    and requested that they purchase RJR stock?

            21           A.    I'm not aware of that.

            22           Q.    Do you know a Mr. Lucio Tan?

            23           A.    No.

            24           Q.    Are you aware of any discussions

            25    that Mr. LeBow had with Mr. Tan?







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             2           A.    I am not.

             3           Q.    Do you know a Michael Price?

             4           A.    I know of Michael Price.

             5           Q.    Have you ever had any discussions

             6    with Mr. Price?

             7           A.    I have not.

             8           Q.    Are you aware of any discussions

             9    relating to RJR that Mr. LeBow or anyone else

            10    at Brooke Group has had with Mr. Price?

            11           A.    No.

            12           Q.    Do you know a Gary Black?

            13           A.    I know who Gary Black is.

            14           Q.    Have you had any conversations

            15    with Mr. Black relating to RJR?

            16           A.    I have not.

            17           Q.    Do you know a Gary Klesch?

            18           A.    Yes, I do.

            19           Q.    Have you had any discussions with

            20    Mr. Klesch regarding RJR?

            21           A.    Yes, and those conversations are

            22    privileged.

            23           Q.    Who is Mr. Klesch?

            24           A.    Mr. Klesch is the principal of

            25    Klesch & Company.







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             2           Q.    Is that an investment advisory?

             3           A.    A brokerage firm, I believe,

             4    based in London.

             5           Q.    When did you have these

             6    conversations with Mr. Klesch?

             7           A.    I would say intermittently

             8    through December and January.

             9           Q.    I take it they started in

            10    December and they went through December and

            11    January?

            12           A.    I don't recall specifically when

            13    they started, but I think it would have been

            14    that approximate time frame.

            15           Q.    At the time you had these

            16    conversations with Mr. Klesch, was he retained

            17    by either Brooke Group or New Valley?

            18           A.    No.

            19           Q.    Was he acting as an investment

            20    adviser to either Brooke Group or New Valley?

            21           A.    I don't believe so.

            22           Q.    What is the basis for your

            23    assertion of privilege as to those

            24    conversations?

            25                 MR. HIRSCHFELD:  Business







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             2           strategy.

             3           A.    I misspoke, excuse me.

             4                 MR. HIRSCHFELD:  It is a

             5           privilege.

             6           A.    Okay.

             7           Q.    How many conversations did you

             8    have with Mr. Klesch?

             9           A.    I don't recall.

            10           Q.    Was it more than one

            11    conversation?

            12           A.    Yes.

            13           Q.    Was it more than five?

            14           A.    It may be.

            15           Q.    Was it more than 10?

            16           A.    I don't recall.  It could be.

            17           Q.    Were these meetings in person or

            18    by telephone?

            19           A.    By telephone.

            20           Q.    Did you have any meeting with Mr.

            21    Klesch in person?

            22           A.    I have never met him in person.

            23           Q.    Did anyone else participate in

            24    these telephone calls?

            25           A.    I don't recall having had a







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             2    conversation with Mr. Klesch where it was not

             3    just the two of us on the phone.

             4           Q.    During this time period, was Mr.

             5    Klesch having conversations with Mr. LeBow as

             6    well?

             7           A.    I don't know.

             8           Q.    Do you know whether or not Mr.

             9    Klesch was having conversations with anybody

            10    else at New Valley or Brooke Group during this

            11    December-January time period?

            12           A.    Yes.  I know Mr. Klesch speaks

            13    regularly with people at Brooke, New Valley.

            14           Q.    Do you know whether or not these

            15    conversations related to RJR?

            16           A.    No, I don't know that.

            17           Q.    These phone conversations with

            18    Mr. Klesch, who initiated them?

            19           A.    Some were initiated by me.  Some

            20    were initiated by Mr. Klesch.

            21           Q.    Who initiated the first

            22    conversation?

            23           A.    I don't recall.

            24           Q.    Did you have something that you

            25    wanted to discuss with Mr. Klesch or did he







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             2    have an idea that he wanted to discuss with

             3    you?

             4                 MR. HIRSCHFELD:  If it's either

             5           of those two.

             6           Q.    If it's either of those two?

             7           A.    It was an idea that I wanted to

             8    discuss with Mr. Klesch.

             9           Q.    Did that idea involve RJR?

            10           A.    It did.

            11           Q.    Did that idea involve Liggett?

            12           A.    No.

            13           Q.    Did that idea involve a merger of

            14    RJR or any of its subsidiaries with any other

            15    entity?

            16           A.    Did not.

            17           Q.    Did that idea involve the

            18    acquisition of RJR or any of its subsidiaries

            19    by Mr. LeBow or any entity affiliated with

            20    him?

            21           A.    Did not.

            22           Q.    Did that idea involve any change

            23    in control of RJR?

            24           A.    Did not.

            25           Q.    At any point during your







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             2    discussions with Mr. Klesch, did you discuss a

             3    possible change in control of RJR?

             4           A.    No.

             5           Q.    At any time during your

             6    conversations with Mr. Klesch, did you discuss

             7    Liggett?

             8           A.    No.

             9           Q.    At any time during your

            10    conversations with Mr. Klesch, did you discuss

            11    the possible merger of RJR or any of its

            12    subsidiaries with any other entity?

            13           A.    I did not.

            14           Q.    Is there anything else you can

            15    tell me about your discussions with Mr. Klesch

            16    that would not fall under what your counsel is

            17    invoking as the business strategy privilege?

            18           A.    With respect to RJR?

            19           Q.    With respect to RJR?

            20           A.    There is not.

            21           Q.    I believe you said you had more

            22    than one, maybe more than five conversations

            23    with Mr. Klesch during this December/January

            24    time frame.  Did all of those conversations

            25    involve RJR?







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             2           A.    They did not.

             3           Q.    Approximately how many

             4    conversations did you have with Mr. Klesch

             5    that did involve RJR?

             6           A.    I think basically all the

             7    conversations but perhaps one related to RJR.

             8           Q.    Did any of those conversations

             9    with Mr. Klesch involve New Valley's status

            10    under the 1940 act?

            11                 MR. HIRSCHFELD:  Okay, you can

            12           answer it.

            13           A.    The answer is yes.

            14           Q.    Did all of your conversations

            15    with Mr. Klesch during that time period

            16    involve the 1940 act?

            17                 MR. HIRSCHFELD:  I'm going to

            18           direct the witness not to answer.

            19           Q.    Were your conversations with Mr.

            20    Klesch with respect to RJR and the 1940 act

            21    related?

            22                 MR. HIRSCHFELD:  Direct the

            23           witness not to answer.

            24                 MS. SILVERBERG:  On what grounds?

            25                 MR. HIRSCHFELD:  Business







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             2           strategy.

             3           Q.    Do you know an individual named

             4    Mario Baeza?

             5           A.    I know who Mario Baeza is.

             6           Q.    Have you had any discussions with

             7    him?

             8           A.    No, I have not.

             9           Q.    Are you familiar with a company

            10    called Tabaca Lera?

            11           A.    No, I'm not.

            12           Q.    Are you familiar with a tobacco

            13    company called Intabex?

            14           A.    I am not.

            15           Q.    Are you familiar with an

            16    individual named Anthony Taberer?

            17           A.    No.

            18           Q.    Have you had any discussions with

            19    anyone at Reemstma?

            20           A.    No.

            21           Q.    Have you had discussions with

            22    anyone at Wassherstein Parella regarding RJR?

            23           A.    Only on non-RJR matters.

            24                 MS. SILVERBERG:  Are you going to

            25           let me inquire further into his







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             2           conversations with Mr. Klesch with

             3           respect to the 1940 act or RJR?

             4                 MR. HIRSCHFELD:  No.

             5                 MS. SILVERBERG:  I am going to

             6           reserve my rights, then, for a ruling.

             7           Q.    I believe you said that New

             8    Valley has currently purchased approximately

             9    $150 million worth of RJR stock; is that

            10    correct?

            11           A.    I think I said that its cost for

            12    the RJR stock that it purchased nears $150

            13    million is my recollection.

            14           Q.    How was it decided how much RJR

            15    stock New Valley would purchase?

            16           A.    I don't know.

            17           Q.    Were you involved at all in the

            18    decision?

            19           A.    I was not.

            20           Q.    Do you know whether or not that

            21    decision was affected at all by the fact that

            22    after New Valley spent $75 million on the

            23    acquisition of stock, it would need to seek an

            24    opinion from an outside financial adviser?

            25           A.    I know that the second half of







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             2    the question that that is what the plan of

             3    reorganization provides.  How that, the nexus

             4    between that and the decision about how much

             5    RJR stock was not something I was party to.

             6           Q.    Do you know how much money New

             7    Valley has spent in purchasing RJR stock?

             8           A.    I think I just answered, some

             9    number less than $150 million, including

            10    margin financing.

            11           Q.    Do you know how much New Valley

            12    spent excluding margin financing?

            13           A.    Less than $75 million.

            14           Q.    Do you know what the number is?

            15           A.    I do not.

            16                 MS. SILVERBERG:  I'm going to

            17           mark as Exhibit 4, a document bearing

            18           production No. BGL 8660.

            19                 (Letter and attachment, top

            20                 document bearing production No.

            21                 BGL 8660, marked Lampen Exhibit 4

            22                 for identification, as of this

            23                 date.)

            24           Q.    Have you seen this document

            25    before?







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             2           A.    Yes, I have.

             3           Q.    Did you prepare this letter?

             4           A.    I did.

             5           Q.    Did you attach the attachment?

             6           A.    Yes.

             7           Q.    And does the attachment reflect

             8    New Valley's purchases of RJR stock?

             9           A.    It does.

            10           Q.    Through November 9, 1995?

            11           A.    It does.

            12           Q.    If you look at the top of the

            13    last page, the second entry is a sale to Icahn

            14    on October 20, 1995?

            15           A.    Right.

            16           Q.    Did New Valley sell RJR's shares

            17    to Mr. Icahn?

            18           A.    It did.

            19           Q.    Why did it do so?

            20           A.    That was in conjunction with the

            21    agreement that New Valley entered into with

            22    Mr. Icahn.

            23           Q.    Do you know why it was that Mr.

            24    Icahn purchased his shares from New Valley as

            25    opposed to in the market?







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             2                 MR. HIRSCHFELD:  Other than

             3           because that's what the agreement

             4           provides?

             5           Q.    Do you know why the agreement was

             6    drafted in such a way so that Mr. Icahn would

             7    purchase the shares from New Valley as opposed

             8    to the market?

             9           A.    I don't recall specifically.  My

            10    understanding was that it was an attempt to,

            11    in effect, equalize in terms of number of

            12    shares and cost the relative positions of Mr.

            13    Icahn and New Valley on the date the agreement

            14    was entered into with Mr. Icahn.

            15           Q.    Did you send this letter and the

            16    attachments to Mr. White on or about November

            17    14th?

            18           A.    I did.

            19           Q.    Why did you do so?

            20           A.    Because he had requested in

            21    conjunction with the potential rendering by

            22    Oppenheimer of the fairness opinions, he had

            23    requested a schedule of all of -- of all of

            24    the RJR purchases to date by New Valley.

            25           Q.    You will note that while the







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             2    heading of the chart says "All transactions

             3    through November 9, 1995," the chart itself

             4    includes transactions through December --

             5    October 26, 1995?

             6           A.    Right.

             7           Q.    Are those transactions accurate?

             8           A.    I believe what the date refers to

             9    on the top was that was the date through which

            10    the chart had been prepared.  That was the

            11    date of the preparation of the chart.

            12           Q.    Does this chart reflect all

            13    purchases by New Valley of RJR stock to the

            14    present?

            15           A.    I believe so.

            16           Q.    If you look at the second

            17    sentence of your letter, it states that, "We

            18    are preparing a summary of the activities

            19    performed by Brooke Group with respect to the

            20    RJR situation," do you see that?

            21           A.    Yes.

            22           Q.    What were you referring to when

            23    you said the RJR situation?

            24           A.    This related to the

            25    profit-sharing and expense agreement that was







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             2    going to be entered into whereby New Valley

             3    was going to agree to pay certain expenses of

             4    Brooke in connection with Brooke's

             5    solicitation of consents, and what Mr. White

             6    was requesting was more detail as to what

             7    activities Brooke Group was going to be

             8    providing on behalf of New Valley.

             9           Q.    Did you prepare such a summary of

            10    activities?

            11           A.    Not specifically in that form.

            12    The listing of those activities appeared

            13    directly in drafts of the agreements.  There

            14    was not an interim document between the drafts

            15    of the agreements and this letter.

            16           Q.    Did that list of activities

            17    ultimately appear in the final letter?

            18           A.    It did.

            19           Q.    In the final agreement?

            20           A.    It did.

            21                 MS. SILVERBERG:  I'm going to

            22           mark as Lampen Exhibit 5, a document

            23           bearing production Nos. AB 90 through

            24           AB 101.

            25                 (Copy of final agreement between







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             2                 New Valley and Brooke, cover

             3                 letter, related fairness opinion

             4                 from Oppenheimer to the members

             5                 of the board of New Valley,

             6                 bearing production Nos. AB 90

             7                 through AB 101, marked Lampen

             8                 Exhibit 5 for identification, as

             9                 of this date.)

            10           Q.    Can you identify this document?

            11           A.    Yes.  This is a copy of the final

            12    agreement between New Valley and Brooke as

            13    well as a cover letter where I was

            14    distributing copies of this document as well

            15    as the related fairness opinion from

            16    Oppenheimer to the members of the board of New

            17    Valley.

            18           Q.    Is this the opinion letter that

            19    we discussed earlier in connection with the

            20    New Valley/Brooke Group profit-sharing

            21    agreement?

            22           A.    Yes, it is.

            23           Q.    Is this document the New

            24    Valley/Brooke Group profit-sharing agreement

            25    that you discussed earlier?







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             2           A.    Yes, it is.

             3           Q.    Does this agreement contain the

             4    list of activities performed by Brooke Group

             5    with respect to RJR that would benefit New

             6    Valley?

             7           A.    Yes, it does.

             8           Q.    Could you refer me to what

             9    sections those are?

            10           A.    There may be other references.  I

            11    know in particular if you look at Section 2,

            12    there's an itemization of items A through P of

            13    certainly some of the activities that were

            14    going to be performed by Brooke.

            15           Q.    Were you involved in the

            16    negotiation of this agreement?

            17           A.    Yes, I was.

            18           Q.    Were you involved in the

            19    preparation of the agreement?

            20           A.    I reviewed drafts.

            21           Q.    Who else at New Valley reviewed

            22    drafts or Brooke Group?

            23           A.    I know copies of the drafts were

            24    distributed to Mr. LeBow and to Mr. Sauter.

            25           Q.    I would like to call your







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             2    attention to Page 6 to the agreement and in

             3    particular paragraph 6.  I would like to ask

             4    you to take a moment to read that paragraph.

             5                 Have you had an opportunity to

             6    review that paragraph?

             7           A.    I have.

             8           Q.    Do you know how it came about

             9    that this paragraph is included in this

            10    profit-sharing agreement?

            11           A.    Yes.  My recollection is that

            12    Oppenheimer & Co., who was reviewing the

            13    transactions respective of the fairness of it

            14    to New Valley's shareholders saw a comparable

            15    provision to this in the Icahn agreements

            16    between Brooke and New Valley and Icahn, and

            17    wanted a provision in here for the protection

            18    of the New Valley, of New Valley similar to

            19    the provisions, you know, in effect, the

            20    penalty that appeared in the Icahn agreement

            21    if there was ever a merger of Liggett.

            22           Q.    So did you view this paragraph as

            23    a penalty?

            24           A.    Here it was intended to protect

            25    New Valley in the event that you could have a







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             2    circumstance where Liggett was ever sold and

             3    that sale resulted in New Valley having less

             4    than a 20 percent return on its investment

             5    after recouping all of its costs.

             6           Q.    So is it correct that this

             7    paragraph was added at the suggestion of

             8    Oppenheimer & Company?

             9           A.    That's correct.

            10           Q.    Did Oppenheimer & Company review

            11    drafts of this agreement?

            12           A.    Yes, it did.

            13           Q.    Did this paragraph appear in the

            14    initial draft of the agreement?

            15           A.    I don't recall.

            16           Q.    Has anybody asked you why this

            17    agreement contains a paragraph discussing a

            18    possible merger between Liggett and a

            19    subsidiary of RJR until I just did?

            20           A.    I don't recall anyone having

            21    asked me about it, no.

            22           Q.    Have you discussed this paragraph

            23    with anybody?

            24           A.    Yes.

            25           Q.    Who did you discuss it with?







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             2           A.    As I think I had mentioned before

             3    at the New Valley board meeting, the first

             4    board meeting in December, I reviewed in

             5    considerable detail with the board the

             6    specifics of the proposed arrangements between

             7    Brooke and New Valley.

             8           Q.    Did you discuss this paragraph?

             9           A.    I believe I did, yes.

            10           Q.    What did you say about this

            11    paragraph?

            12           A.    That I believe what I would have

            13    said would be along the lines of what I have

            14    just said to you, that one of the comments

            15    that Oppenheimer had given to us during the

            16    course of some discussions with them about the

            17    proposed transaction -- the proposed

            18    arrangements between the two companies was

            19    that Liggett should be, that New Valley should

            20    be, "protected," that there wouldn't be a

            21    circumstance where Liggett could be sold and

            22    as I said, New Valley would at least recoup

            23    all of its expenses and achieve an internal

            24    rate of return of 20 percent.

            25           Q.    Was there any discussion at this







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             2    meeting about the likelihood that such a

             3    contingency would occur?

             4           A.    My recollection was there was a

             5    conclusion -- there was a discussion that it

             6    was not at all a likely scenario, but we had

             7    put it in because Oppenheimer felt that that

             8    was an important part of their analysis of the

             9    transactions as a whole being fair to New

            10    Valley.

            11           Q.    Did you discuss anything with

            12    respect to Liggett at this meeting other than

            13    the likelihood -- other than the opinion that

            14    this was not a likely scenario?

            15           A.    Not that I recall.

            16           Q.    Did you discuss with Oppenheimer

            17    the likelihood that the scenario could come to

            18    pass?

            19           A.    I believe so.

            20           Q.    What did you discuss with

            21    Oppenheimer?

            22           A.    Just what I said, that it was,

            23    you know, not a likely scenario, but I think

            24    they felt that since a similar type of

            25    provision had been included in the Icahn







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             2    agreements, that it made sense to have a

             3    similar type of provision in this agreement.

             4           Q.    Did you give either the board or

             5    Oppenheimer any facts or other information to

             6    support your statement that it was not a

             7    likely scenario?

             8           A.    I don't recall specifically what

             9    was said to them.

            10           Q.    Do you have any recollection

            11    other than that to which you have already

            12    testified?

            13           A.    Not specifically, no.

            14           Q.    Do you have any general

            15    recollection?

            16           A.    Only that a merger of Liggett was

            17    never one of the issues that was on the table

            18    since I have arrived at Brooke -- I mean at

            19    New Valley in October.  The focus has always

            20    been as to RJR on first the transaction with

            21    Carl Icahn and then the commencement of the

            22    consent solicitation with the reservation of

            23    rights basically as to the board through the

            24    submission of names by November 20th.

            25           Q.    During your discussion with







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             2    Oppenheimer over this paragraph, did you ever

             3    attempt to find out why Mr. Icahn included a

             4    provision with respect to a possible merger of

             5    Liggett in his agreement with New Valley?

             6           A.    My understanding was always that

             7    those provisions had been included because

             8    people were trying to send a stronger message

             9    to the world that that was not what was being

            10    contemplated and then had attempted to put

            11    teeth into it by in fact having a penalty if

            12    either party was to violate that agreement.

            13                 MS. SILVERBERG:  You want to

            14           break for lunch?

            15                 MR. HIRSCHFELD:  Sure.

            16                 (Luncheon recess 2:25 P.M.)

            17

            18

            19

            20

            21

            22

            23

            24

            25







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             2          A F T E R N O O N   S E S S I O N

             3                   January 29, 1996

             4                      3:00 P.M.

             5    R I C H A R D   J.   L A M P E N,

             6           resumed and testified further as

             7           follows:

             8    EXAMINATION (Continued)

             9    BY MS. SILVERBERG:

            10           Q.    Before the break, your counsel

            11    had asserted a business strategy privilege

            12    with respect to some questions I was asking.

            13    I want to restate a question I had asked

            14    earlier to make sure the record is clear.  I

            15    had asked you whether or not at any point you

            16    had had discussions -- let me rephrase that.

            17    I had asked you whether or not from the time

            18    you joined New Valley and on you had

            19    discussions with anyone about the possibility

            20    of a merger between Liggett and RJR, and any

            21    of its subsidiaries other than the proposal

            22    that was presented to RJR and I believe your

            23    answer was no; is that correct?

            24           A.    That's right.

            25           Q.    I want to be clear that in your







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             2    answer, your answer is that no, you have never

             3    had any such discussions and not that you have

             4    never had any other discussions other than

             5    those that might be privileged under either

             6    attorney-client privilege or business strategy

             7    privilege?

             8           A.    That's correct.

             9           Q.    Just so the record is clear, it's

            10    correct that you have not had any discussions

            11    and your answer encompasses any discussions

            12    regardless of whether or not they would be

            13    protected by any privilege?

            14           A.    That is correct.

            15           Q.    Also you testified earlier that

            16    Oppenheimer & Company has not given an opinion

            17    as to the fairness of New Valley's investment

            18    thus far in RJR; is that correct?

            19           A.    Right.  We have not asked them,

            20    we have not asked them to deliver a written

            21    opinion to us on that.

            22           Q.    Has Oppenheimer indicated whether

            23    or not they would be able to give such an

            24    opinion if asked?

            25           A.    I mean obviously Oppenheimer has







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             2    their own process for issuing fairness

             3    opinions.  It is certainly my belief based on

             4    my conversations with them that it is

             5    basically tautological in nature buying

             6    securities in a large cap entity, buying

             7    marketable securities in a large cap entity at

             8    market seems to be the essence of fairness, so

             9    I don't have any reason to anticipate that

            10    that is not an opinion -- that that is an

            11    opinion that we could not receive promptly

            12    upon request.

            13           Q.    Have you had any discussions with

            14    anyone at Oppenheimer as to whether or not

            15    they would be able to give an opinion on this

            16    issue?

            17           A.    Yes, we have spoken to

            18    Oppenheimer about it.

            19           Q.    Have they said anything that

            20    would indicate that there is some question as

            21    to whether or not there would be --

            22           A.    Not in the slightest.

            23           Q.    Are you aware of whether or not

            24    Mr. LeBow or anyone else at Brooke Group is

            25    seeking investors to invest in RJR stock at







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             2    the present time?

             3           A.    I am not.

             4           Q.    Are you aware of whether or not

             5    Mr. LeBow approached any individuals to ask

             6    them to invest in RJR at any time from June of

             7    1995 to the present?

             8           A.    I am not.

             9           Q.    Are you aware of whether or not

            10    Mr. LeBow or anyone at Brooke Group has

            11    attempted to obtain voting control over any

            12    securities of RJR at any time from June 1995

            13    to the present?

            14           A.    Other than as contemplated by the

            15    Icahn agreement?

            16           Q.    Other than as contemplated by the

            17    Icahn agreement.

            18           A.    Well, the answer is yes.

            19    Obviously, we are out soliciting proxies or

            20    soliciting consents for the spin-off proposal.

            21           Q.    Has Mr. LeBow or anyone else at

            22    Brooke Group attempted to obtain voting

            23    control over any RJR stock other than through

            24    the solicitation of consents?

            25           A.    And other than Icahn?







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             2           Q.    And other than Icahn?

             3           A.    Not that I'm aware of.

             4           Q.    Has Mr. LeBow or Brooke Group

             5    attempted to obtain options on the purchase of

             6    RJR securities?

             7           A.    We have not attempted to obtain

             8    options, no.

             9           Q.    Has either Mr. LeBow or anyone

            10    else at Brooke Group or New Valley discussed

            11    the possibility of obtaining options on RJR

            12    stock?

            13                 MR. HIRSCHFELD:  Objection,

            14           direction not to answer.  Business

            15           strategy.

            16           Q.    Has anyone at Brooke Group or New

            17    Valley discussed the possibility of obtaining

            18    options on RJR stock as a means of being able

            19    to vote those RJR securities?

            20                 MR. HIRSCHFELD:  Objection.  Same

            21           direction.

            22                 MS. SILVERBERG:  For the same

            23           reason?

            24                 MR. HIRSCHFELD:  Same reason,

            25           yes.







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             2           Q.    Did you discuss with Mr. Klesch

             3    at any time in December or January the

             4    possibility of New Valley or Brooke Group

             5    obtaining options on RJR stock?

             6                 MR. HIRSCHFELD:  Same objection,

             7           same direction.

             8           Q.    Have you discussed with anybody a

             9    proposal whereby Mr. LeBow can obtain control

            10    of RJR?

            11                 MR. HIRSCHFELD:  Whereby Mr.

            12           LeBow personally --

            13                 MS. SILVERBERG:  Let me withdraw

            14           that.

            15           Q.    Are you aware of any proposals

            16    that contemplate Brooke Group or New Valley or

            17    any entity affiliated with it obtaining

            18    control of RJR or any of its subsidiaries?

            19           A.    I'm not aware of any such

            20    proposal since my arrival at New Valley.

            21           Q.    Have you had any conversations in

            22    which the possibility of Brooke Group or New

            23    Valley or any entity affiliated with it could

            24    obtain control of RJR or any of its

            25    subsidiaries?







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             2           A.    No, other than to the, you know,

             3    other than as potentially contemplated by the

             4    fact that we have put forward names for a

             5    slate of directors.

             6           Q.    Does Brooke Group presently have

             7    any options to purchase RJR stock?

             8                 MR. HIRSCHFELD:  Objection.

             9           Direction not to answer.

            10           Q.    Does New Valley currently have

            11    any options to purchase RJR stock?

            12                 MR. HIRSCHFELD:  Same objection,

            13           same direction.

            14                 MS. SILVERBERG:  I would like to

            15           mark as deposition Exhibit 6, a

            16           document bearing production No. BGL

            17           5261 through 5346.

            18                 (Multipage document prepared by

            19                 Bryant Kirkland, bearing

            20                 production Nos. BGL 5261 through

            21                 5346, marked Lampen Exhibit 6 for

            22                 identification, as of this date.)

            23           Q.    Have you seen this document

            24    before?

            25           A.    Yes.







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             2           Q.    What is Project Alpha?

             3           A.    I believe that is a code name

             4    used by Jeffries.

             5           Q.    A code name for what?

             6           A.    For their work with New Valley

             7    Brooke on RJR.

             8           Q.    Was this document prepared by

             9    Jeffries?

            10           A.    That's what I was told.

            11           Q.    Did you receive a copy?

            12           A.    I did not.

            13           Q.    When I asked you if you had seen

            14    this document before, I believe you said yes?

            15           A.    I have seen it before.

            16           Q.    When was the first time you had

            17    seen this document?

            18           A.    I saw it in Bryant Kirkland's

            19    office.

            20           Q.    When did you see it in Mr.

            21    Kirkland's office?

            22           A.    I don't remember, sometime

            23    December 4th, I see the deadline, the date on

            24    it.  I don't remember, some point more than a

            25    month ago I saw this in his office and was







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             2    told by him that it had been prepared by

             3    Jeffries.

             4           Q.    Was this among the materials sent

             5    to you by Mr. Kirkland?

             6                 MR. HIRSCHFELD:  I think the

             7           witness testified that he hadn't seen

             8           it other than in Kirkland's office.  It

             9           was -- he was not sent a copy of it.

            10           A.    I don't recall ever getting a

            11    copy of it.

            12           Q.    Did you review it when you were

            13    in Mr. Kirkland's office?

            14           A.    In the most cursory fashion.

            15           Q.    When you reviewed this document,

            16    did it appear to be a complete document?

            17           A.    My review would have been

            18    insufficient to know how complete or

            19    incomplete it was.

            20           Q.    Do you recall anything that you

            21    read in the document?

            22           A.    My recollection was that it was

            23    basically -- my recollection was it was a lot

            24    of materials that they had received for us

            25    that it was, you know, of newspaper articles







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             2    and copies of our preliminary consent

             3    solicitation materials that for whatever

             4    reason they had packaged in this form.

             5           Q.    Do you recall reading this packet

             6    and the information about the consent

             7    solicitation?

             8           A.    Not that I recall.

             9                 MS. SILVERBERG:  I would like to

            10           mark as Exhibit 7, a copy of the

            11           privilege log submitted by LeBow and

            12           Brooke Group in response to plaintiff's

            13           first request for production of

            14           documents.

            15                 (Privilege log submitted by LeBow

            16                 and Brooke Group in response to

            17                 Plaintiff's First Request for

            18                 Production of Documents, marked

            19                 Lampen Exhibit 7 for

            20                 identification, as of this date.)

            21           Q.    Were you involved at all in the

            22    preparation of this privilege log?

            23           A.    I was not.

            24           Q.    Could you please turn to Page 2

            25    of the privilege log.  Around halfway down







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             2    there is a document, BGL 4598 through 4601.

             3    Do you see that entry?

             4           A.    Yes.

             5           Q.    Under the column for the

             6    recipients, the last person on the list is an

             7    A. Fleischer of Fried Frank?

             8           A.    Right.

             9           Q.    Who is Fried Frank representing?

            10           A.    Jeffries.

            11           Q.    If you would please turn to Page

            12    3 of the document.  The fourth entry has a

            13    reference to a W. Lichtenstein from Steel

            14    Partners.  What is Steel Partners?

            15           A.    Steel Partners is a, I don't know

            16    if it's a hedge fund, it's either a hedge fund

            17    or a money manager at which New Valley had

            18    some money invested or through which New

            19    Valley had some money invested.  I believe

            20    it's an equity orientation.

            21           Q.    Who is W. Lichtenstein?

            22           A.    I have no idea.

            23           Q.    Looking to the second-to-last

            24    entry on the privilege log, it refers --

            25           A.    Which page.







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             2           Q.    Still on Page 3.  There's a

             3    document from Bryant Kirkland to Bennett

             4    LeBow, subject matter facsimile forwarding

             5    dividend analysis and discussion of request

             6    for legal advice.  Do you know what that

             7    dividend analysis is?

             8           A.    I have no idea.

             9           Q.    If you could please turn to Page

            10    7 of the privilege log?

            11           A.    Yes.

            12           Q.    The fifth entry down has a

            13    subject matter minutes of the board of

            14    directors meeting containing advice of Bradley

            15    Scheler of Fried Frank.  Do you know who Fried

            16    Frank was representing?

            17           A.    I believe in April of '95, Fried

            18    Frank was doing legal work for New Valley.

            19           Q.    Did that legal work involve RJR?

            20           A.    I have no idea.

            21           Q.    Excuse me?

            22           A.    I have no idea.

            23           Q.    Looking at the second-to-last

            24    entry on Page 7 of the privilege log, under

            25    subject matter -- it identifies a document







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             2    from R. Lampen to an individual at Sullivan &

             3    Cromwell and copied to H. Lorber and the

             4    subject matter is an analysis of proposed

             5    structure of New Valley containing attorney

             6    comments.  Do you see that entry?

             7           A.    Yes, I do.

             8           Q.    Did that proposed structure of

             9    New Valley in any way involve RJR?

            10                 MR. HIRSCHFELD:  I'm going to

            11           need a minute to consult with the

            12           witness to see if he can answer the

            13           question without violating the

            14           privilege.

            15                 (Counsel conferred with the

            16           witness.)

            17                 MR. HIRSCHFELD:  With respect to

            18           the pending question, I will allow the

            19           witness to answer -- I will just allow

            20           the witness to answer.  Put the

            21           question again and let's see if the

            22           witness can answer.

            23                 MS. SILVERBERG:  Please restate

            24           the question.

            25                 (Record read.)







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             2                 MR. HIRSCHFELD:  Just a yes or

             3           no.

             4           A.    Yes.

             5           Q.    Did that proposed new structure

             6    of New Valley contemplate a change of control

             7    of RJR?

             8           A.    No.

             9           Q.    Did that proposed structure of

            10    New Valley involve a merger of RJR or any of

            11    its subsidiaries with any other entity?

            12           A.    No, it didn't.

            13           Q.    Did that proposed structure of

            14    New Valley involve Liggett?

            15           A.    No, it did not.

            16           Q.    In what way did that proposed

            17    structure of New Valley involve RJR?

            18           A.    Only to the extent that the

            19    proposed structure of New Valley related

            20    generally to investment securities held by New

            21    Valley of which RJR securities would have been

            22    a portion of that holding.

            23           Q.    So did the proposed structure of

            24    New Valley relate in any way to the structure

            25    of RJR?







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             2           A.    No.

             3           Q.    Did the proposed structure of New

             4    Valley involve in any way options in RJR

             5    securities?

             6                 MR. HIRSCHFELD:  I'm going to

             7           object and direct the witness not to

             8           answer.  Business strategy.

             9           Q.    Who is S. Fostelman at Sullivan &

            10    Cromwell?

            11           A.    A typographical error.  It's a

            12    lawyer by the name of Jack Bostelman at

            13    Sullivan & Cromwell.

            14           Q.    Does the proposed structure of

            15    New Valley address New Valley's status under

            16    the 1940 act?

            17                 MR. HIRSCHFELD:  I object and

            18           direct the witness not to answer.

            19           Attorney-client privilege.

            20                 MS. SILVERBERG:  Is it your

            21           testimony that the proposed structure

            22           itself is attorney-client privilege?

            23           Is it your position that the proposed

            24           structure itself is attorney-client

            25           privilege?







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             2                 MR. HIRSCHFELD:  I think your

             3           question called for the witness to get

             4           into areas that are covered by the

             5           privilege.  That's the reason why I

             6           directed him not to answer.

             7           Q.    What was the proposed structure

             8    of New Valley?

             9                 MR. HIRSCHFELD:  Object.  Direct

            10           the witness not to answer.

            11                 MS. SILVERBERG:  What is the

            12           basis of the objection?

            13                 MR. HIRSCHFELD:  Attorney-client

            14           privilege.

            15                 MS. SILVERBERG:  Is it your

            16           position that the structure itself is

            17           privileged?

            18                 MR. HIRSCHFELD:  I have stated my

            19           position.  It's subject to the

            20           attorney-client privilege and your

            21           question would require the witness to

            22           disclose information that's covered by

            23           the attorney-client privilege.

            24           Q.    Have you discussed the proposed

            25    structure of New Valley with anyone other than







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             2    Mr. Bostelman?

             3           A.    I have either had conferences or

             4    attended meetings with Mr. Bostelman, Sullivan

             5    & Cromwell, of which other individuals from

             6    New Valley were present.

             7           Q.    Have you discuss the proposed

             8    structure of New Valley with Mr. Icahn?

             9                 MR. HIRSCHFELD:  This proposed

            10           structure of New Valley?

            11                 MS. SILVERBERG:  Yes.

            12           A.    No.

            13           Q.    Have you discussed this proposed

            14    new structure of New Valley with any financial

            15    advisers?

            16           A.    No.

            17           Q.    I would like to call your

            18    attention to Page 10 of the privilege log.

            19    Four lines from the bottom, there is a

            20    questionnaire of nominee Richard Lampen.  Is

            21    that the questionnaire that you filled out in

            22    connection with having your name put on the

            23    slate of candidates to be run for the RJR

            24    board?

            25           A.    Yes, it was.







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             2           Q.    Was this the same questionnaire

             3    that was sent to the other nominees to the RJR

             4    board?

             5           A.    I have no idea.

             6           Q.    Did this questionnaire seek basic

             7    background information?

             8           A.    Yes, it did.

             9                 MS. SILVERBERG:  I was just going

            10           to I guess ask Mr. Hirschfeld as far as

            11           I know, all the nominees thus far have

            12           produced the questionnaire that they

            13           have, that they filled out as part of

            14           the process of having their names put

            15           on the slate to run for the RJR board

            16           of directors, and I was wondering if

            17           there was any reason why Mr. Lampen's

            18           questionnaire was not produced.

            19                 MR. HIRSCHFELD:  I'm not aware

            20           Mr. Lampen's questionnaire was not

            21           produced.

            22           Q.    Is the document identified on the

            23    privilege log the questionnaire that you

            24    filled out?

            25           A.    I have no idea.







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             2                 MS. SILVERBERG:  Off the record.

             3                 (Discussion off the record.)

             4           Q.    Turning to Page 11, five lines

             5    down there is a document from a potential

             6    financial consultant to Richard Lampen which

             7    is a letter agreement between New Valley and

             8    potential financial consultant.  Is that the

             9    engagement of Oppenheimer that we have been

            10    discussing or is that a different financial

            11    consultant?

            12                 MR. HIRSCHFELD:  I don't know

            13           that the witness can answer that.

            14           A.    I don't know what it refers to.

            15           Q.    In December of 1995, did you have

            16    any discussions with a potential financial

            17    consultant to New Valley?

            18           A.    I don't know what a potential

            19    financial consultant means.

            20           Q.    The entry under subject matter

            21    for that entry refers to a letter agreement

            22    between New Valley and a potential financial

            23    consultant.  Do you know whether or not New

            24    Valley entered into a letter agreement in

            25    December of 1995 with any financial advisers







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             2    other than Jeffries & Company and Oppenheimer

             3    & Company?

             4           A.    Not that I can think of.

             5                  MS. SILVERBERG:  Michael, let me

             6           ask you on the record, was there any

             7           attempt in compiling this privilege log

             8           to differentiate between drafts and

             9           final documents?

            10                 MR. HIRSCHFELD:  I believe so,

            11           but I can't state with certainty if the

            12           preparers were able to determine in

            13           each instance if a document was a draft

            14           or the final.

            15                 MS. SILVERBERG:  The reason I ask

            16           is because the entry we have been

            17           looking at is a letter agreement

            18           between New Valley and potential

            19           financial consultant.  The next entry

            20           is a draft letter agreement between New

            21           Valley and potential investment

            22           consultant.  I surmise from reviewing

            23           this that you have taken a position

            24           that draft documents and draft letter

            25           agreements are protected by the







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             2           attorney-client privilege, but I note

             3           that the document identified as a

             4           letter agreement between New Valley and

             5           potential financial consultant has also

             6           been identified as protected under the

             7           attorney-client privilege.

             8                 MR. HIRSCHFELD:  Right.

             9                 MS. SILVERBERG:  Is there any way

            10           we can find out at some point whether

            11           or not that's a final letter agreement?

            12                 MR. HIRSCHFELD:  You know, I can

            13           make inquiry following the conclusion

            14           of the deposition to see if there is

            15           any way to determine whether the

            16           document is a final or a draft and to

            17           ascertain more particularly the basis

            18           for the assertions of privilege.

            19           Obviously, the privilege claim in both

            20           instances is not simply attorney-client

            21           but also business strategy.

            22                 MS. SILVERBERG:  Were the

            23           documents produced in the manner in

            24           which they were maintained to the

            25           extent possible in the files of Mr.







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             2           Lampen?

             3                 MR. HIRSCHFELD:  As far as I am

             4           aware, they were produced in a manner

             5           in which they were maintained, yes.

             6                 MS. SILVERBERG:  It might assist

             7           you to note that the documents on this

             8           privilege log are, go sequentially from

             9           8621 to 8659 at which point we pick up

            10           the document that's been marked as

            11           Lampen Exhibit 4, and then we pick up

            12           again on 8663, so to the extent that

            13           might help you in trying to determine

            14           what that letter agreement is, I just

            15           wanted to point that out.

            16           Q.    Mr. Lampen, I'm going to show you

            17    a bunch of documents which if you prefer, I

            18    could hand them to you as one stack and have

            19    you go through it or you can do it one by one,

            20    whichever is easier for you, and basically ask

            21    you whether or not you have ever seen or

            22    received at New Valley any of these documents?

            23                 MR. HIRSCHFELD:  Let me make a

            24           suggestion.  Why don't you give him the

            25           pile.  Let the witness quickly flip







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             2           through the pile and separate them into

             3           seen them, have not seen them.

             4                 MS. SILVERBERG:  Just for the

             5           record, I will identify the documents

             6           as I hand them to him.  These are all

             7           documents that were marked at the

             8           deposition of Mr. LeBow.  They are

             9           Exhibit 4, 5, 6, 7, 10, 11, 12, 13, 14,

            10           15, 16, 17, 18, 19, 20, 21, 23, 24, 25,

            11           26, 30, 31, 32, 33, 34, 35, 36, 37, 38,

            12           39, 40, 41, 42, 43, 44, 45, 46.

            13           A.    Okay.

            14                 MR. HIRSCHFELD:  I would just

            15           indicate for the record that Mr. Lampen

            16           has indicated that he has seen copies

            17           of Plaintiff's Exhibits 31 and 44

            18           marked for identification at Mr.

            19           LeBow's deposition and is uncertain, he

            20           thinks he may have seen the document

            21           marked as Plaintiff's Exhibit 30 of Mr.

            22           LeBow's deposition, and has not seen

            23           any of the other documents that you

            24           showed him.

            25           Q.    Mr. Lampen, can you identify what







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             2    was marked at Mr. LeBow's deposition as

             3    Exhibit 31?

             4           A.    Yes.  It's a series of five or

             5    six bar charts showing various annual rates of

             6    return for the RJR stock in comparison with

             7    some of its peers in various industries.

             8           Q.    When did you first see that

             9    document?

            10           A.    I don't recall.

            11           Q.    Is that one of the documents that

            12    you received from Mr. Kirkland?

            13           A.    I know Mr. Kirkland -- I believe

            14    Mr. Kirkland was the preparer of this

            15    document.  When I would have seen it, I don't

            16    remember.

            17           Q.    Did you receive it at a board

            18    meeting?

            19           A.    I have no idea.

            20           Q.    I will ask you to identify --

            21    going back to Exhibit 31, did you discuss that

            22    document with anyone?

            23           A.    I have no recollection of

            24    discussing it with anyone.

            25           Q.    I will ask you to identify what







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             2    was marked as LeBow Exhibit 44 and ask if you

             3    can identify that document?

             4           A.    Well, I identify the first two

             5    pages which is an affidavit of Mr. LeBow's

             6    submitted in connection with the

             7    Hart-Scott-Rodino filing made by New Valley

             8    with respect to RJR.  The other documents

             9    behind it I have never seen before, but I have

            10    seen the first two pages.

            11           Q.    Did you receive analyses from Mr.

            12    Kirkland that were not contained in the pile

            13    that I handed you earlier?

            14           A.    I don't know what pile you are

            15    referring to what you handed me before.

            16                 MS. SILVERBERG:  I will rephrase

            17           the question.

            18           Q.    I just handed you before a series

            19    of documents that were marked as exhibits

            20    during Mr. LeBow's deposition?

            21           A.    Right.

            22           Q.    Other than the documents you

            23    identified as the ones you have seen and the

            24    document that you identified as a maybe, were

            25    there documents other than S.E.C. filings and







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             1                       Lampen

             2    price clippings relating to RJR that you

             3    received from Mr. Kirkland?

             4           A.    As I think I have previously

             5    testified, I recall that in one or more of

             6    these information packages that I received

             7    about RJR, there was a computer run.  Whether

             8    there was other material of a nonfinancial

             9    matter, I don't recall.

            10           Q.    Would the computer run have been

            11    a pro forma for RJR?

            12           A.    I think, as I previously

            13    testified, my understanding was it related to

            14    the Reemstma/RJR/Liggett transaction from the

            15    past summer which I understand had been the

            16    versions I had reflected that workup dated for

            17    the subsequent public filings by various, I

            18    guess by Liggett and RJR, though I'm not sure.

            19    I don't know exactly what had changed from any

            20    prior iterations of those documents.

            21           Q.    Is it your understanding that

            22    someone at Brooke Group or New Valley just

            23    updated those financials to take into account

            24    RJR latest filings?

            25           A.    And New Valley's or Liggett's







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             1                       Lampen

             2    rather.

             3           Q.    Do you know why people at New

             4    Valley or Brooke Group are updating these

             5    computer runs?

             6                 MR. HIRSCHFELD:  Objection to

             7           form.

             8           Q.    Did you ever instruct anybody to

             9    update the computer runs?

            10           A.    No.

            11           Q.    Did you have an understanding as

            12    to why they were updating the computer runs?

            13           A.    No.

            14           Q.    Did you ever ask somebody why

            15    they were sending you updated computer runs on

            16    a proposal that you understood to be dead?

            17           A.    I remember asking Bryant Kirkland

            18    what these related to, and it was explained to

            19    me that it related to a transaction that was

            20    no longer current.  That had died prior to my

            21    ever getting involved or having learned of Mr.

            22    LeBow and RJR's interest.

            23           Q.    Did you ever ask anybody why

            24    employees of Brooke Group or New Valley were

            25    spending time updating computer runs on a







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             1                       Lampen

             2    transaction that was dead?

             3           A.    No.

             4           Q.    Other than updates of computer

             5    runs for the proposal that was presented to

             6    RJR, did you receive any other computer runs

             7    on RJR?

             8           A.    Not that I'm aware of.

             9           Q.    Who is Jerry Schrager?

            10           A.    Jerry Schrager is a lawyer with

            11    the law firm of Dreyer & Traub in New York.

            12           Q.    Do they represent Brooke Group?

            13           A.    No.

            14           Q.    Do they represent New Valley?

            15           A.    Yes.

            16           Q.    Do they represent New Valley in

            17    connection with RJR?

            18           A.    No.

            19           Q.    Do they represent New Valley in

            20    connection with the 1940 act?

            21           A.    No.

            22           Q.    Could you please pass me the

            23    maybe document.  I note that you have

            24    identified LeBow Exhibit 30 as a document that

            25    you might have seen in the past.  What is the







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             1                       Lampen

             2    basis for your belief that you might have seen

             3    this document?

             4           A.    I don't remember, I don't recall

             5    ever having seen it in this format, but I see

             6    some information in here in particular what

             7    I'm referring to -- I stand corrected.  I

             8    don't believe this is a document that I have

             9    seen.  I think I misread some of these numbers

            10    before.  Doesn't relate to what I thought it

            11    related to so I would put this in the no pile.

            12           Q.    Are you aware of any resolution

            13    of the New Valley board expressing its intent

            14    to be engaged primarily as soon as reasonably

            15    possible in a business other than that of

            16    investing, reinvesting, owning, holding or

            17    trading in securities?

            18                 MR. HIRSCHFELD:  Can I ask what

            19           the relevance of that question is?

            20                 MS. SILVERBERG:  Yes, it goes to

            21           New Valley's position regarding its

            22           status under the 1940 act.

            23                 MR. HIRSCHFELD:  Why is that an

            24           issue in the lawsuit?

            25                 MS. SILVERBERG:  Because RJR







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             1                       Lampen

             2           alleged in its Complaint that one of

             3           the motivating factors for Brooke Group

             4           and LeBow in trying to effectuate a

             5           merger between Liggett and RJR and

             6           subsidiaries is issues raised under the

             7           1940 act.

             8                 MR. HIRSCHFELD:  Right.  I'm

             9           still missing the connection.

            10                 MS. SILVERBERG:  I would like to

            11           explore what New Valley understands its

            12           needs are with respect to the 1940 act,

            13           what type of exemption it has and

            14           whether or not it needs to find some

            15           sort of business to be in other than

            16           investing, reinvesting, owning or

            17           holding or trading securities.

            18                 MR. HIRSCHFELD:  I think that

            19           goes well beyond the permitted scope of

            20           the examination.  Allegation is that

            21           Brooke Group, Mr. LeBow in particular,

            22           those two of the defendants sought to

            23           acquire control and are seeking to

            24           acquire control over RJR Nabisco

            25           Holdings pursuant to an undisclosed







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             1                       Lampen

             2           plan and scheme and that the motivating

             3           factor for that is the need to resolve

             4           a purported Investment Company Act

             5           issue at New Valley or possibly at

             6           Brooke.  You have asked the witness in

             7           numerous ways on numerous occasions

             8           whether there is any transaction

             9           contemplated involving RJR Nabisco or

            10           any subsidiary of RJR Nabisco.

            11                 MS. SILVERBERG:  That he is aware

            12           of.

            13                 MR. HIRSCHFELD:  Or any

            14           subsidiary of Brooke or affiliate of

            15           Brooke that he is aware of that is

            16           intended or relates in any way to the

            17           Investment Company Act issue which you

            18           have alleged, and the witness has said

            19           no.  Beyond that, you are not entitled

            20           to inquire into matters that are

            21           peculiar to New Valley and have no

            22           bearing and no relation upon RJR

            23           Nabisco.

            24                 MS. SILVERBERG:  Are you

            25           instructing the witness not to answer?







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             1                       Lampen

             2                 MR. HIRSCHFELD:  Yes, I think I

             3           am.

             4           Q.    I believe you testified that at

             5    the time you joined New Valley there was a

             6    question as to New Valley's status under the

             7    1940 act.

             8                 MR. HIRSCHFELD:  Objection to

             9           form.

            10                 MS. SILVERBERG:  I will rephrase

            11           it.

            12           Q.    Is it correct that at the time

            13    you joined New Valley there was a question as

            14    to New Valley's status under the 1940 act?

            15           A.    No, I don't believe there was any

            16    question.

            17           Q.    Was New Valley operating under an

            18    exemption to registration under the 1940 act?

            19           A.    Yes.

            20                 MR. HIRSCHFELD:  Objection, asked

            21           and answered.

            22           Q.    Is New Valley presently operating

            23    under an exemption to the 1940 act?

            24           A.    As I have already answered, no.

            25           Q.    What caused that change in







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             1                       Lampen

             2    status?

             3                 MR. HIRSCHFELD:  Objection.  It's

             4           not relevant to the lawsuit unless it

             5           had anything to do with RJR.  You may

             6           inquire as to whether a change in

             7           status had anything to do with RJR

             8           Nabisco or any affiliate or subsidiary

             9           of RJR Nabisco.

            10                 MS. SILVERBERG:  Are you

            11           directing the witness not to answer?

            12                 MR. HIRSCHFELD:  The question as

            13           you posed it, yes.  The question that I

            14           have suggested as should be amended I

            15           will allow him to answer.

            16           Q.    Are you going to answer my

            17    question?

            18                 MR. HIRSCHFELD:  No, I am

            19           directing him not to answer your

            20           question.

            21           Q.    What business is New Valley

            22    currently primarily engaged in?

            23           A.    New Valley is presently primarily

            24    engaged in the investment banking and

            25    brokerage business and the ownership and







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             1                       Lampen

             2    management of commercial real estate.

             3           Q.    At the time you joined New

             4    Valley, what business was New Valley primarily

             5    engaged in?

             6           A.    At the time that, of the two

             7    businesses that I just mentioned, at the time

             8    I joined New Valley, it was only at that time

             9    engaged in the investment banking and

            10    brokerage business.

            11           Q.    Since the time you joined New

            12    Valley, how much time would you say you have

            13    spent on what you call the RJR matter?

            14                 MR. HIRSCHFELD:  Objection,

            15           what's the relevance of that question?

            16                 MS. SILVERBERG:  It's designed to

            17           elicit information.

            18                 MR. HIRSCHFELD:  Directing him

            19           not to answer.

            20           Q.    From the time you joined New

            21    Valley to the present, how much time has Mr.

            22    LeBow spent on the New Valley matter?

            23                 MR. HIRSCHFELD:  Direction not to

            24           answer.

            25                 MS. SILVERBERG:  Well, I'm going







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             1                       Lampen

             2           to reserve my rights for a ruling on

             3           these objections, but other than that,

             4           I have nothing further at this time.

             5                 (Time noted:  4:00 P.M.)

             6                       __________________________

             7                       Richard J. Lampen

             8

             9    Subscribed and sworn to

            10    before me this______day

            11    of_________________1996.

            12

            13

            14

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25







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             1

             2
                                  C E R T I F I C A T E
                                  _ _ _ _ _ _ _ _ _ _ _
             3
                  STATE OF NEW YORK     )
             4                          )  ss.:
                  COUNTY OF NEW YORK    )
             5
                               I, DONNA BRUNCK, a Certified
             6
                         Shorthand Reporter and Notary Public within
             7
                         and for the State of New York, do hereby
             8
                         certify:
             9
                               That I reported the proceedings in
            10
                         the within-entitled matter, and that the
            11
                         within transcript is a true record of
            12
                         such proceedings.
            13
                               I further certify that I am not
            14
                         related, by blood or marriage, to any of
            15
                         the parties in this matter and that I am
            16
                         in no way interested in the outcome of
            17
                         this matter.
            18
                               IN WITNESS WHEREOF, I have hereunto
            19
                         set my hand this 29th day of January,

            20
                         1996.
            21
                                        __________________________
            22                             DONNA BRUNCK, CSR

            23

            24

            25







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             1

             2    January 29, 1996
                                      I N D E X

             3    WITNESS                                      PAGE

                  RICHARD J. LAMPEN
             4           Examination by Ms. Silverberg           4

             5                     E X H I B I T S

                  LAMPEN

             6    FOR IDENTIFICATION                           PAGE

                  1      RJR's application to schedule
             7           expedited discovery                     7

             8    2      Subpoena addressed to Richard
                         Lampen                                 13
             9
                  3      Memo, bearing production No.
            10           BGL 8182                              133

            11    4      Letter and attachment, top
                         document bearing production
            12           No. BGL 8660                          144

            13    5      Copy of final agreement between
                         New Valley and Brooke, cover
            14           letter, related fairness opinion
                         from Oppenheimer to the members
            15           of the board of New Valley,
                         bearing production Nos. AB 90
            16           through AB 101                        149

            17    6      Multipage document prepared by
                         Bryant Kirkland, bearing
            18           production Nos. BGL 5261 through
                         5346                                  163
            19
                  7      Privilege log submitted by
            20           LeBow and Brooke Group in response
                         to Plaintiff's First Request
            21           for Production of Documents           166

            22

            23

            24

            25







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             1

             2    January 29, 1996

                               I N D E X  (Continued)

             3
                                  MARKED FOR RULING

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            48
                     CLASSIC REPORTING, INC. (212) 268-2590


                                                                     1
==============================================================================
In The Matter Of:

                       RJR NABISCO HOLDINGS CORP. v.
                          BENNETT S. LEBOW et al.

                             ----------------

                             BARRY W. RIDINGS
                         Vol. 1, January 22, 1996

                             ----------------


                          CLASSIC REPORTING, INC.
                            13 WEST 36th STREET
                            NEW YORK, NY 10018
                              (212) 268-2590



                   Original File br0l2296.asc, 188 Pages
               Min-U-Script[Registered] File ID: 4257828937



          Word Index included with this Min-U-Script[Registered]
==============================================================================

==============================================================================
                    IN THE UNITED STATES DISTRICT COURT

                 FOR THE MIDDLE DISTRICT OF NORTH CAROLINA

                  -------------------------------------x
                                                       :
                  RJR NABISCO HOLDINGS CORP.,          :
                                                       :
                                     Plaintiff,        :
                                                       :
                               -against-               : 6:95CV00812
                                                       :
                  BENNETT S. LEBOW, BROOKE GROUP LTD., :
                  And CARL C. ICAHN,                   :
                                                       :
                                     Defendants.       :
                                                       :
                  -------------------------------------x

                                     January 22, 1996
                                     10:05 A.M.

                               Deposition of non-party witness,

                  BARRY W. RIDINGS, taken by plaintiff pursuant

                  to subpoena, at the law offices of Wachtell

                  Lipton Rosen & Katz, 51 West 52nd Street, New

                  York, New York 10019, before Arta Pascullo, a

                  Registered Professional Reporter and Notary

                  Public within and for the State of New York.



















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                                                                     2


             1

             2    A P P E A R A N C E S:

             3           WACHTELL LIPTON ROSEN & KATZ
                               Attorneys for Plaintiff
             4                 51 West 52nd Street
                               New York, New York 10019
             5
                         BY:   WARREN L. STERN, ESQ.
             6                 RACHELLE SILVERBERG, ESQ.

             7
                         MILBANK, TWEED, HADLEY & McCLOY
             8                 Attorneys for Defendants
                               and the Witness
             9                 1 Chase Manhattan Plaza
                               New York, New York 10005-1413
            10
                         BY:   DUNCAN J. LOGAN, ESQ.
            11

            12           PROSKAUER ROSE GOETZ & MENDELSOHN, L.L.P.
                               Attorneys for the Witness
            13                 1585 Broadway
                               New York, New York 10036-8299
            14
                         BY:   GREGG M. MASHBERG, ESQ.
            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25







                     CLASSIC REPORTING, INC. (212) 268-2590

                                                                     3


             1

             2                 IT IS HEREBY STIPULATED AND AGREED by

             3    and among the attorneys for the respective parties

             4    herein that the sealing, filing and certification

             5    of the within deposition be waived; that such

             6    deposition may be signed and sworn to before any

             7    officer authorized to administer an oath, with the

             8    same force and effect as if signed and sworn to

             9    before a judge of this court.

            10                 IT IS FURTHER STIPULATED AND AGREED

            11    that all objections, except as to the form, are

            12    reserved to the time of the trial.

            13

            14

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25







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                                                                     4


             1                       Ridings

             2    B A R R Y   W.   R I D I N G S,

             3           having been first duly sworn by the

             4           Notary Public (Arta Pascullo), was

             5           examined and testified as follows:

             6    EXAMINATION BY MR. STERN:

             7           Q.    Will you state your name and

             8    address for the record, please.

             9           A.    Barry W. Ridings, 16 Erwin Park,

            10    Montclair, New Jersey 07042.

            11           Q.    Mr. Ridings, have you had your

            12    deposition taken before?

            13           A.    Yes.

            14           Q.    Once or more than once?

            15           A.    More than once.

            16           Q.    How many times?

            17           A.    A lot.

            18           Q.    Can you give us a rough number?

            19           A.    Fifteen.

            20           Q.    With that experience, I'm

            21    confident you understand that you are obliged

            22    to answer our questions truthfully.  Is that

            23    so?

            24           A.    I think so.

            25           Q.    You understand that the







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             1                       Ridings

             2    deposition is being given subject to the

             3    penalties of perjury, is that so?

             4           A.    Yes.

             5           Q.    Are you represented by counsel at

             6    this deposition?

             7           A.    Yes.

             8           Q.    Would you identify your counsel?

             9           A.    Sitting both to my right.

            10                 MR. STERN:  Would counsel

            11           identify themselves for the record.

            12                 MR. MASHBERG:  I'm sure we are

            13           already on the record.  Mr. Mashberg

            14           and Mr. Logan.

            15           Q.    Who is paying the fees of Mr.

            16    Mashberg and Mr. Logan?

            17           A.    I believe New Valley is.

            18                 MR. LOGAN:  I caution the witness

            19           to only testify as to facts that he has

            20           knowledge of.  If you don't know the

            21           answer, say you don't know.

            22           Q.    You know that you are not paying

            23    the fees?

            24           A.    That's correct.

            25           Q.    Now, are you here pursuant to a







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             1                       Ridings

             2    subpoena?

             3           A.    Yes.

             4           Q.    Have you seen that subpoena?

             5           A.    Yes.

             6                 MR. STERN:  I would like to mark

             7           as Ridings Exhibit 1, a copy of the

             8           subpoena.

             9                 (Copy of subpoena marked Ridings

            10                 Exhibit 1 for identification, as

            11                 of this date.)

            12                 MR. STERN:  Pursuant to which

            13           this deposition is being taken.

            14           Q.    Mr. Ridings, I'm placing Exhibit

            15    1 before you.  Can you identify that as the

            16    subpoena pursuant to which your deposition is

            17    being taken?

            18           A.    This appears to be a copy of that

            19    which was served on me.

            20           Q.    You have seen a copy of that

            21    document before?

            22           A.    Yes, I have.

            23           Q.    And you notice that there is a

            24    list of documents attached to that subpoena.

            25    Do you see that?







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             1                       Ridings

             2           A.    There is an attachment.

             3           Q.    Did you review that attachment

             4    when you received it?

             5           A.    Yes, I read it.

             6           Q.    Did you perform any search for

             7    the documents that are requested in that

             8    attachment?

             9           A.    Yes.

            10           Q.    Did you perform the search

            11    personally?

            12           A.    Yes.

            13           Q.    Did anyone assist you?

            14           A.    No.

            15           Q.    How did you go about performing

            16    your search?

            17           A.    I went to my files and took

            18    everything out of my files relating to either

            19    RJR or New Valley.

            20           Q.    Are you confident that obtaining

            21    the documents of that description, that is,

            22    documents related to RJR and New Valley,

            23    compiled whatever documents you had in your

            24    possession that would be responsive to that

            25    request?







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                                                                     8


             1                       Ridings

             2           A.    Yes.

             3           Q.    What did you do with the

             4    documents that you took from your files?

             5           A.    I took the entire content of both

             6    files and showed them to counsel.

             7           Q.    Which counsel?

             8           A.    Both counsel sitting here with me

             9    today.

            10           Q.    What did they do with them?

            11                 MR. MASHBERG:  Objection.

            12                 MR. LOGAN:  Object to the form.

            13           Q.    Did they take them from you?

            14           A.    They reviewed the files.  And

            15    they took some of which they made copies and

            16    forwarded them to you.

            17           Q.    But they didn't take everything

            18    that you had shown them; is that correct?

            19           A.    That's correct.

            20           Q.    What didn't they take?

            21           A.    I don't know.

            22           Q.    Do you still have documents in

            23    your possession that relate either to RJR or

            24    to New Valley?

            25           A.    With respect to New Valley, I do.







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                                                                     9


             1                       Ridings

             2           Q.    Do you have any documents in your

             3    possession that relate to RJR?  That were

             4    not -- I'm sorry.  Let me put a different

             5    question.

             6                 Are there documents in your files

             7    that relate to RJR that were not taken by your

             8    counsel?

             9           A.    I believe counsel took everything

            10    in my RJR file with the exception of 10-Ks and

            11    10-Qs.

            12           Q.    And with respect to the New

            13    Valley documents, is it correct to say that

            14    the New Valley documents that you retained

            15    were documents that did not relate to RJR; is

            16    that correct?

            17           A.    That's correct.

            18           Q.    Do you know if those documents

            19    were otherwise called for by the subpoena?

            20           A.    I don't understand the question.

            21           Q.    The documents relating to New

            22    Valley that you retained, that did not relate

            23    to RJR, were they nevertheless called for by

            24    the subpoena?

            25           A.    I don't believe so.







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             1                       Ridings

             2           Q.    Did any of those documents relate

             3    to the Investment Company Act of 1940?

             4                 MR. MASHBERG:  Which documents?

             5           Q.    Any of the documents that were

             6    retained -- that were taken from your file,

             7    shown to counsel and then retained, did any of

             8    those documents relate to the Investment

             9    Company Act of 1940?

            10                 MR. LOGAN:  Retained by Mr.

            11           Ridings?

            12                 MR. STERN:  Correct.

            13           A.    I believe counsel has kept copies

            14    of certain documents that they deemed to be

            15    privileged and not given to you although I

            16    think they have given you a log of those

            17    documents.  Other than that, I believe there

            18    is nothing in my file that pertains to the

            19    questions.

            20           Q.    Have you seen any log that was

            21    prepared by counsel with respect to privileged

            22    documents?

            23           A.    I reviewed what you are looking

            24    at now this morning.

            25                 MR. STERN:  I would like to mark







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                                                                     11


             1                       Ridings

             2           as Exhibit 2, a page that was just

             3           handed to us by Mr. Ridings's counsel

             4                 (Privileged log marked Ridings

             5                 Exhibit 2 for identification, as

             6                 of this date.)

             7           Q.    Mr. Ridings, I'm going to place

             8    Exhibit 2 before you and ask you if you can

             9    identify that document.

            10           A.    This is a copy of the document

            11    that counsel shared with me this morning.

            12           Q.    Is that a document reflecting a

            13    description of documents as far as you know

            14    your counsel claims to be privileged documents

            15    that came from your file?

            16           A.    Yes.

            17           Q.    Other than the documents that are

            18    reflected in that memorandum, are there any

            19    documents that you took from your file when

            20    you searched your files in response to the

            21    subpoena -- that have not been produced to us

            22    other than the 10-Ks and 10-Qs that you

            23    described?

            24                 MR. MASHBERG:  Object to the

            25           form.







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             1                       Ridings

             2                 MR. LOGAN:  Object to the form.

             3           Q.    Do you understand the question?

             4           A.    I'm sorry.  It was a run-on

             5    sentence.  Can we break it down in smaller

             6    bites.

             7           Q.    I understand it's a fact that

             8    when you received the subpoena you searched

             9    your files; is that correct?

            10           A.    Yes.

            11           Q.    You removed from your files

            12    documents relating to RJR and New Valley; is

            13    that correct?

            14           A.    I took my entire RJR file and my

            15    entire New Valley file and sat with counsel.

            16           Q.    And of that collection of

            17    documents, some set was removed by counsel for

            18    production to us today; is that correct?

            19           A.    Correct.

            20           Q.    And at least two documents were

            21    identified as privileged documents and are

            22    reflected in Exhibit 2; is that correct?

            23           A.    Correct.

            24           Q.    And you've also told me that you

            25    left in your RJR file some 10-Ks or 10-Qs and







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             1                       Ridings

             2    some documents of that nature; is that

             3    correct?

             4           A.    Correct.

             5           Q.    We have three sets of documents.

             6    The documents that have been produced, two

             7    sets of documents that are listed and the

             8    public documents that were left in your file.

             9    Are there any other documents that you took

            10    out of your files when you reviewed them after

            11    receiving the subpoena?

            12                 MR. MASHBERG:  Object to the

            13           form.

            14                 MR. LOGAN:  Object to the form.

            15           A.    Took out --

            16           Q.    That you removed from your files

            17    as you searched your files in response to the

            18    subpoena?

            19           A.    The only other, to use your word,

            20    "pile" of documents are New Valley documents

            21    which are not responsive to the subpoena which

            22    were not produced.

            23           Q.    I take it that you have

            24    maintained a file with respect to the RJR

            25    matter; is that correct?







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             1                       Ridings

             2           A.    Yes.

             3                 MR. LOGAN:  Object to the form.

             4                 MR. MASHBERG:  RJR matter.

             5           Define that for us.

             6           Q.    You are a nominee for the RJR

             7    board of directors; is that correct?

             8           A.    Yes.

             9           Q.    And you were proposed as such a

            10    nominee by Brooke Group; is that correct?

            11           A.    Yes.

            12           Q.    With respect to that matter, you

            13    have maintained the file; is that correct?

            14           A.    Yes.

            15           Q.    How have you gone about

            16    maintaining that file?

            17           A.    I don't understand the question.

            18           Q.    What have you placed in that

            19    file, what kind of documents?

            20           A.    Any documents that pertain to RJR

            21    that come into my possession.

            22           Q.    Have any documents pertaining to

            23    RJR come into your possession that you've

            24    discarded?

            25           A.    Not that I recall.







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             1                       Ridings

             2           Q.    Destroyed.

             3           A.    No.

             4           Q.    Placed out of your possession in

             5    any way?

             6           A.    Not that I recall.

             7           Q.    So every document that you can

             8    recall that you have received or generated

             9    pertaining to RJR has been placed in that

            10    file; is that correct?

            11                 MR. MASHBERG:  Object to the

            12           form.

            13                 MR. LOGAN:  Object to the form.

            14           A.    Other than public documents, I

            15    can't think of anything that I have destroyed,

            16    thrown away or given to someone else.  As I

            17    sit here today, I can't think of any.

            18           Q.    And do you maintain a diary or

            19    calendar of personal appointments or similar

            20    document?

            21           A.    I don't maintain a diary.  I have

            22    a calendar.

            23           Q.    An appointment calendar?

            24           A.    Yes.

            25           Q.    Would that appointment calendar







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             1                       Ridings

             2    reflect meetings or communications respecting

             3    RJR?

             4                 MR. MASHBERG:  Object to the

             5           form.

             6           A.    Communications, no.  Meetings,

             7    usually.  And I say that only because I'm not

             8    perhaps as good as I should be in keeping an

             9    accurate diary.

            10           Q.    Did you review that appointment

            11    calendar to determine if there were any

            12    entries in the calendar relating to RJR in the

            13    course of your document collection in response

            14    to the subpoena?

            15           A.    I looked at the calendar to see

            16    what was the date of the board meeting of

            17    Exhibit 2 and actually could not find it on my

            18    calendar, meaning it was a phone call, not a

            19    meeting.

            20           Q.    Did you examine your calendar

            21    generally to see if there were any entries

            22    relating to RJR?

            23           A.    Only with respect to that.  And I

            24    did not see any entries.  But I was looking

            25    for the date of that board meeting.  And it







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             1                       Ridings

             2    was a New Valley board meeting.

             3           Q.    What date were you looking at?

             4           A.    A date in January where it had a

             5    board meeting for New Valley.

             6           Q.    You have not looked in your

             7    calendar for, say, October, November, December

             8    of 1995 to see if there are any entries

             9    relating to RJR; is that correct?

            10           A.    There are no entries for RJR.  I

            11    had no RJR activity.

            12           Q.    When did you become a nominee for

            13    the RJR board of directors?

            14           A.    The exact date?

            15           Q.    Well, it was in November; isn't

            16    that correct?

            17           A.    I actually don't recall the date.

            18           Q.    What is your best recollection as

            19    to when you became a nominee?

            20           A.    I don't recall.

            21                 MR. STERN:  I'm going to ask the

            22           reporter to mark as Exhibit 3, a

            23           document that was produced to us over

            24           the weekend.  It's numbered BR 1

            25           through BR 93.







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             1                       Ridings

             2                 (Letter from Brooke Group to RJR,

             3                 bearing production Nos. BR 1

             4                 through BR 93, marked Ridings

             5                 Exhibit 3 for identification, as

             6                 of this date.)

             7           Q.    Can you identify that document,

             8    Mr. Ridings?

             9                 MR. MASHBERG:  Before you answer

            10           the question, just a minute.

            11                 Okay, please proceed.

            12           A.    It is a letter from Brooke Group

            13    to RJR with respect to a stockholder notice to

            14    submit business.

            15           Q.    Have you seen that document

            16    before?

            17           A.    Yes.  It was in my file.

            18           Q.    Having reviewed that document

            19    this morning, does that refresh your

            20    recollection that you were proposed for the

            21    RJR board of directors in November of 1995?

            22           A.    It's dated November 20th and it

            23    has my consent I think dated November 16th, I

            24    think I saw it in here.

            25           Q.    In attempting to respond to the







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             1                       Ridings

             2    subpoena, did you review your appointment

             3    calendar for November and December 1995?

             4           A.    Just briefly.

             5           Q.    Did you review it carefully

             6    enough to determine whether or not there were

             7    any entries relating to RJR?

             8           A.    I have answered that question

             9    already.  There is nothing in that calendar on

            10    RJR.

            11           Q.    Fine.  Thank you.

            12                 Now, after receiving the subpoena

            13    in this matter -- I'll put a different

            14    question.

            15                 When did you first learn that

            16    your deposition was requested in this matter?

            17           A.    When I received the subpoena.

            18           Q.    And after receiving the subpoena,

            19    what did you do with respect to the subpoena?

            20    What did you first do with respect to the

            21    subpoena?

            22           A.    I read it.

            23           Q.    And then what did you do?

            24           A.    It was served over a weekend so I

            25    didn't do anything until the following Monday.







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             1                       Ridings

             2           Q.    Then what happened?

             3           A.    My recollection is that I called

             4    Ben LeBow, told him that I had gotten the

             5    subpoena, and he suggested that I call Milbank

             6    which I did.

             7           Q.    Why did you call Mr. LeBow?

             8           A.    Because he's the chairman of New

             9    Valley.

            10           Q.    What did you say to Mr. LeBow and

            11    what did he say to you?

            12           A.    I had indicated that I had gotten

            13    the subpoena.  His response was I should call

            14    one of the partners down at Milbank Tweed.

            15           Q.    Is that the sum of the

            16    conversation, as you recall it?

            17           A.    Yes.

            18           Q.    What did you next do?

            19           A.    My recollection is that I called

            20    the person at Milbank Tweed.

            21           Q.    Did Mr. LeBow suggest someone?

            22           A.    Yes.  I'm drawing a blank on his

            23    name right now.

            24           Q.    Was it Mr. Hirschenfeld?

            25           A.    Yes.







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             1                       Ridings

             2           Q.    What did you say to Mr.

             3    Hirschenfeld and he to you?

             4                 MR. LOGAN:  Objection.  The

             5           witness will not be permitted to

             6           disclose the substance of privileged

             7           attorney-client communication.

             8           Q.    Was Mr. Hirschenfeld acting as

             9    your attorney at that time?

            10           A.    I believe he was.

            11           Q.    When did you engage Mr.

            12    Hirschenfeld to act as your attorney?

            13           A.    I believe New Valley and Brooke

            14    engaged Milbank on behalf of the nominees.

            15           Q.    So you understand that this was

            16    an attorney-client conversation that you were

            17    having with Mr. Hirschenfeld; is that correct?

            18           A.    I don't think I thought about it

            19    at that moment.

            20           Q.    Did you view Mr. Hirschenfeld as

            21    your attorney when you placed that call to

            22    him?

            23                 MR. MASHBERG:  In connection with

            24           the subpoena?

            25                 MR. STERN:  Yes.







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             1                       Ridings

             2           A.    I viewed him as my attorney which

             3    was why I was calling him, to know how to

             4    respond to the subpoena.

             5           Q.    After speaking to Mr.

             6    Hirschenfeld, what did you do with respect to

             7    the subpoena?

             8           A.    Nothing.

             9           Q.    What happened next with respect

            10    to the subpoena?

            11           A.    When?

            12           Q.    After the conversation with Mr.

            13    Hirschenfeld?

            14           A.    Nothing happened.

            15           Q.    Did you search your files?

            16           A.    At that point, no.

            17           Q.    Well, had you searched -- at the

            18    time you spoke to Mr. Hirschenfeld, you had

            19    not yet searched your files?

            20           A.    No.

            21           Q.    You searched your files after

            22    speaking to Mr. Hirschenfeld; is that correct?

            23           A.    Not until we had a date for this

            24    deposition.  I didn't bother searching it

            25    beforehand.







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             1                       Ridings

             2           Q.    After the conversation with Mr.

             3    Hirschenfeld, when was your next communication

             4    with anyone concerning this deposition?

             5           A.    I don't recall.

             6           Q.    Did there come a time when you

             7    learned that there was a date set for the

             8    deposition?

             9           A.    Yes.

            10           Q.    From whom did you learn that?

            11           A.    Counsel at Milbank.

            12           Q.    And then what did you do?

            13           A.    It was at that point that I

            14    gathered my files.

            15           Q.    And we've discussed that already.

            16    Other than gathering your files, have you done

            17    anything to prepare for this deposition?

            18           A.    Other than meeting with counsel?

            19           Q.    Have you met with counsel?

            20           A.    Yes.

            21           Q.    How many times?

            22           A.    This morning.  And on Friday.

            23           Q.    Now, other than counsel, and the

            24    conversation with Mr. LeBow that you

            25    described, have you discussed this deposition







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             1                       Ridings

             2    with anyone?

             3           A.    This deposition?

             4           Q.    Yes.

             5           A.    My wife.

             6           Q.    Other than your wife?

             7           A.    The fact that my deposition is

             8    being taken?

             9           Q.    The deposition.

            10           A.    Well, yes.

            11           Q.    With whom?

            12           A.    My secretary.

            13           Q.    Anyone else?

            14           A.    Several of the people that work

            15    for me.  There are various transactions in

            16    process.

            17           Q.    Anyone else?

            18           A.    I have indicated to Mr. LeBow at

            19    the last New Valley board meeting that my

            20    deposition was scheduled.

            21           Q.    Anyone else?

            22           A.    I don't recall right now.

            23           Q.    Now, how did the subject of your

            24    deposition come up with Mr. LeBow at the last

            25    New Valley board meeting?







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             1                       Ridings

             2           A.    One of the questions of one of

             3    the directors was please update the board on

             4    New Valley -- excuse me -- on the RJR matter.

             5    Mr. LeBow indicated that certain nominees had

             6    their deposition scheduled, and I indicated

             7    that mine was scheduled for today.

             8           Q.    When was that board meeting?

             9           A.    I think it was about two weeks

            10    ago.  I can't recall the exact date.

            11           Q.    Now, going back to a conversation

            12    with anyone concerning this deposition, were

            13    any of the conversations that you alluded to

            14    with your secretary or colleagues or the like,

            15    did any of them concern the substance of the

            16    deposition as opposed to simply the fact that

            17    the deposition was taking place?

            18           A.    Only the latter.

            19           Q.    Now, in between the time that you

            20    spoke with Mr. Hirschenfeld, your initial

            21    conversation with Mr. Hirschenfeld, and the

            22    time that you were told by your attorneys that

            23    the deposition had been scheduled for a

            24    certain date, did you do anything or have any

            25    communications concerning the deposition with







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             1                       Ridings

             2    anyone, other than what you've already

             3    testified?

             4           A.    Yes.

             5           Q.    With whom?

             6           A.    I sent a letter to Milbank

             7    indicating that they can act, I'm not sure of

             8    the legal terms, but they can be my receiver

             9    for information or legal matters on this.

            10           Q.    At whose request?  Did anyone

            11    request you to send that letter?

            12           A.    I can't recall who suggested it.

            13    Either Milbank or perhaps counsel at New

            14    Valley.

            15                 MR. STERN:  I'm going to have

            16           marked as Exhibit 4, a copy of a

            17           document No. BR 5128.

            18                 (Letter from Mr. Ridings to Mr.

            19                 Bell, bearing production Nos. BR

            20                 5128, marked Ridings Exhibit 4

            21                 for identification, as of this

            22                 date.)

            23                 MR. STERN:  Mark as the next

            24           exhibit, a document numbered 519.

            25                 (Memorandum dated December 19







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             1                       Ridings

             2                 from Mark Bell to Mr. Ridings, et


             3                 al., bearing production Nos. BR


             4                 519, marked Ridings Exhibit 5 for

             5                 identification, as of this date.)

             6                 MR. STERN:  Place Exhibit 5

             7           before the witness.

             8           Q.    Mr. Ridings, can you identify

             9    Exhibit 5?

            10           A.    Yes.  It's a letter from Mark

            11    Bell to me, among others.

            12           Q.    Who is Mr. Bell.

            13           A.    Mr. Bell is general counsel for

            14    Brooke Group according to the letterhead.

            15           Q.    May I have Exhibit 5 back,

            16    please.

            17           A.    Uh-huh.

            18           Q.    Did you take any action after

            19    receiving Exhibit 5?

            20           A.    Yes.  I prepared a letter in

            21    response.

            22           Q.    I'm going to show the witness

            23    Exhibit 4.  I ask you if that is the letter

            24    that you prepared in response?

            25           A.    It is.







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             1                       Ridings

             2           Q.    Mr. Ridings, do you have a copy

             3    of Exhibit 5 before you?  That is the December

             4    19th memorandum from Mr. Bell?

             5           A.    Yes.

             6           Q.    You see that this letter is

             7    addressed to yourself and a number of other

             8    individuals.  Do you see that?

             9           A.    Yes.

            10           Q.    Have you had discussions with any

            11    of those individuals concerning this

            12    deposition?

            13           A.    No.

            14           Q.    Having shown you Exhibits 4 and

            15    Exhibit 5, have I refreshed your recollection

            16    as to any conversations that you may have had

            17    with anyone concerning this deposition other

            18    than those conversation about which you've

            19    told me?

            20                 MR. MASHBERG:  Object to the

            21           form.

            22                 MR. LOGAN:  Objection.

            23           A.    I don't recall any other

            24    conversations.

            25           Q.    Would you state the date and







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             1                       Ridings

             2    place of your birth, please?

             3           A.    Glen Ridge, New Jersey.  March 4,

             4    1952.

             5           Q.    Were you raised in New Jersey?

             6           A.    Yes.  I live in my hometown,

             7    believe it or not.

             8           Q.    Where did you receive your

             9    post-secondary school education?

            10           A.    Colgate University.

            11           Q.    What degree did you receive?

            12           A.    I have a bachelor's degree with a

            13    master's -- excuse me with a concentration in

            14    religion.

            15           Q.    From Colgate?

            16           A.    Yes.

            17           Q.    What year did you receive that?

            18           A.    1974.

            19           Q.    Do you have any other degrees?

            20           A.    I have an MBA from Cornell

            21    University.

            22           Q.    When did you receive that?

            23           A.    1976.

            24           Q.    I take it that you went straight

            25    from Colgate to Cornell?







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             1                       Ridings

             2           A.    Right.

             3           Q.    What was your first full-time

             4    employment?

             5           A.    I worked at Chase Manhattan Bank.

             6           Q.    What years?

             7           A.    1976 to 1979.

             8           Q.    What did you do there?

             9           A.    Various things.  Do you want me

            10    to go through it?

            11           Q.    Give me a general description?

            12           A.    Training program.  Worked out

            13    project finance.

            14           Q.    Were you based here in New York?

            15           A.    Yes.

            16           Q.    What did you do after leaving

            17    Chase?

            18           A.    I was employed by Bear Sterns &

            19    Company.

            20           Q.    Again in New York?

            21           A.    Yes.

            22           Q.    What years were you employed by

            23    Bear Stearns?

            24           A.    '79 until '86.

            25           Q.    What position did you have?







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             1                       Ridings

             2           A.    Ultimately I was a limited

             3    partner in the investment banking group.

             4           Q.    Did you have any specialty there?

             5           A.    I ran the group that focused on

             6    IPOs.

             7           Q.    Were these equity transactions or

             8    debt transactions?

             9           A.    Sorry.  Equity.

            10           Q.    What did you do in 1986?

            11           A.    I went to Drexel Burnham.

            12           Q.    What years were you at Drexel?

            13           A.    '86 until the end.

            14           Q.    The end being 1990?

            15           A.    That's right.

            16           Q.    What did you do at Drexel?

            17           A.    I was a managing director in the

            18    investment banking group.

            19           Q.    Again I take it you were in New

            20    York?

            21           A.    Yes.

            22           Q.    What field of finance were you

            23    active in?

            24           A.    I was a generalist there.  I

            25    worked on equities deals, debt deals, M&A







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             1                       Ridings

             2    deals.  Restructurings.

             3           Q.    What did you do in 1990?

             4           A.    Went to Alex. Brown & Sons.

             5           Q.    Is that where you are today?

             6           A.    Yes.

             7           Q.    You have been there continuously

             8    since 1990; is that correct?

             9           A.    Yes.

            10           Q.    What was your first position at

            11    Alex Brown?

            12           A.    Managing director.

            13           Q.    Do you still hold that title?

            14           A.    Yes.

            15           Q.    What responsibilities have you

            16    had as managing director at Alex. Brown?

            17           A.    I run our restructuring practice.

            18    I'm also active in our merger and acquisition

            19    business.  I sit on our commitment committee

            20    for debt securities or opinion letter

            21    committee.

            22           Q.    Have you been active in those

            23    matters since joining the firm in 1990?

            24                 In other words, has your

            25    involvement in the activities that you just







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             1                       Ridings

             2    described been continuous since 1990 or have

             3    you changed roles over the five or six years

             4    that we are talking about?

             5           A.    Yes.  Actually my roles have

             6    evolved through time.

             7           Q.    Without going into great detail,

             8    can you give us a general description of how

             9    your role has evolved over the five or six

            10    years?

            11           A.    Without sounding funny, it's

            12    gotten to be a lot more work and more

            13    administration stuff.

            14           Q.    Let me focus on something.  When

            15    you came in in 1990, you were involved in the

            16    restructuring practice; is that correct?

            17           A.    Right.

            18           Q.    And that involvement has

            19    continued to this date?

            20           A.    Correct.

            21           Q.    In fact, I think you had -- you

            22    ran their restructuring practice?

            23           A.    I still do, right.

            24           Q.    You ran it from the time you

            25    joined the firm in 1990?







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             1                       Ridings

             2           A.    Yes.

             3           Q.    What is the restructuring

             4    practice of Alex. Brown.

             5           A.    It's representing debtors or

             6    creditors in restructurings in either Chapter

             7    11 or prepetition.

             8           Q.    Have you personally been named as

             9    a defendant in any litigation?

            10           A.    In connection with the Drexel

            11    bankruptcy, I, along with all the managing

            12    directors of the firm, my recollection, were

            13    named as defendants.

            14           Q.    What was the upshot of that

            15    litigation?

            16           A.    There was a so-called global

            17    settlement which may be familiar to you,

            18    whereby all of the -- I think all of the

            19    managing directors settled that matter.

            20    Again, that is in connection with the Drexel

            21    bankruptcy.

            22           Q.    You say your deposition has been

            23    taken a number of times.  Was your deposition

            24    taken in that matter?

            25           A.    It was not.







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             1                       Ridings

             2           Q.    Any other matter in which you

             3    have personally been a defendant?

             4           A.    Not that I recall.

             5           Q.    Have you ever known yourself to

             6    be under investigation for any violations of

             7    the securities laws?

             8           A.    No.

             9           Q.    Have you ever been charged with

            10    any criminal offense?

            11           A.    No.

            12           Q.    I take it you serve on at least

            13    one board of directors.  Is it accurate to

            14    say -- is New Valley the only board on which

            15    you serve?

            16           A.    No.

            17           Q.    Could you tell me the other --

            18    are there any other public companies on whose

            19    board of directors you serve?

            20           A.    Yes.

            21           Q.    Which ones?  And if you can give

            22    me the years of service roughly?

            23           A.    Telemundo.

            24           Q.    Telemundo?

            25           A.    Right.  1996 -- 1995-1996.







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             1                       Ridings

             2                 Transcore Waste Service.  1993 or

             3    '4 to the present.

             4                 Noodle Kidoodle, formerly called

             5    Greenman Brothers.  1994 to present.

             6                 Norex-America 1993 to present.

             7                 I'm leaving out one or two.

             8           Q.    What is the business of

             9    Telemundo?

            10           A.    It is a network of Spanish

            11    television stations.

            12           Q.    Transcore, what is its business?

            13           A.    A waste management company in the

            14    State of Florida.

            15           Q.    Noodle Kidoodle?

            16           A.    Noodle Kidoodle is actually a

            17    pretty neat company.  It's a specialty

            18    children's store, chain of stores, that do not

            19    sell action figures or violent toys.  It's

            20    educational in models and things like that.

            21           Q.    And Norex-America?

            22           A.    Norex-America is a company that

            23    is involved in, broadly speaking, shipping

            24    offshore oil and gas.

            25           Q.    And, of course, New Valley.







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             2           A.    New Valley.

             3           Q.    When did you become a director of

             4    New Valley?

             5           A.    In connection with the emergence

             6    from bankruptcy.

             7           Q.    When did New Valley go into

             8    bankruptcy?

             9           A.    I don't recall when it went in.

            10           Q.    Let's note for the record that

            11    Mr. Ridings is referring to a -- is it a copy

            12    of Exhibit 3?

            13           A.    Yes.

            14           Q.    I take it you are referring to

            15    that document to refresh your recollection as

            16    to boards of directors.  Is that accurate?

            17           A.    Yes.  There are two more that I

            18    did not mention, if you want me to go through

            19    them.

            20           Q.    Which ones are they?

            21           A.    SubMicron Systems.  It's a

            22    manufacturer of semiconductor manufacturing

            23    equipment.

            24                 And Trinity Americas.

            25           Q.    What is its business?







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             2           A.    It's in the business of acquiring

             3    a company.

             4           Q.    What line of business is the

             5    company that it is acquiring?

             6           A.    It's a restaurant chain in South

             7    America.

             8           Q.    In what years did you serve or

             9    have you served on the boards of these two

            10    companies?

            11           A.    I would say both of them for the

            12    last -- at least last two years.  Then the

            13    last one which is in this document Tiger

            14    Direct.  That company has recently been sold

            15    to Global Direct.  I'm no longer a member of

            16    the board.

            17           Q.    What was the business of Tiger

            18    Direct?

            19           A.    A computer software catalog

            20    company.

            21           Q.    What years did you serve on its

            22    board?

            23           A.    A long time.  About 10 years.

            24           Q.    Were all of these companies,

            25    companies with which either Drexel or Alex.







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             2    Brown had a financing relationship with?

             3           A.    No.

             4           Q.    Which ones were not?

             5           A.    All of them.

             6           Q.    Let's go back to New Valley.

             7           A.    Okay.  Let me add to that.  With

             8    respect to Drexel, Drexel may have done a

             9    financing for some of these.  I don't know.

            10    But my involvement had no relation to Drexel.

            11           Q.    Let's go back to New Valley.  New

            12    Valley went into bankruptcy in what year?

            13           A.    I don't recall.

            14           Q.    Did you have any involvement at

            15    all in the New Valley bankruptcy proceeding?

            16           A.    Yes.

            17           Q.    What was the nature of that

            18    involvement?

            19           A.    I was the financial advisor to

            20    the preferred stockholders.

            21           Q.    Was this a committee of public

            22    shareholders?

            23           A.    Public, preferred.  Yes.

            24           Q.    How long did you serve in that

            25    capacity?







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             2           A.    I would say it was for about 90

             3    or 120 days.  The very end of the bankruptcy.

             4           Q.    I take it Alex. Brown was engaged

             5    in that capacity; is that right?

             6           A.    Yes.  Alex. Brown received a fee

             7    in connection with that representation.

             8           Q.    You performed the services or you

             9    supervised the performance of services; is

            10    that correct?

            11           A.    I was the team leader of a group

            12    of people who worked on that assignment.

            13           Q.    Who engaged Alex. Brown for that

            14    assignment?

            15           A.    Counsel to the committee.

            16           Q.    Who was that?

            17           A.    Co-counsel.  The lawyer from the

            18    New Jersey firm was Gary Norgaard.  I'm sorry.

            19    I don't recall the name of his firm.

            20                 And New York counsel was Judge

            21    Buschman.  Former Judge Buschman.  Again I

            22    don't recall the name of his firm.

            23           Q.    Is it accurate to say that your

            24    work as financial advisor to this committee

            25    led to your taking a seat on the New Valley







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             2    board?  Is that accurate?

             3           A.    Yes.

             4           Q.    How did that come about?

             5           A.    In connection with the

             6    bankruptcy, the preferred A holders had the

             7    right to nominate two directors.  And I was

             8    one of the people that they put up for

             9    election.

            10           Q.    Who was the other?

            11           A.    I don't recall.  One of the

            12    current directors of New Valley.

            13           Q.    Was your appointment to the board

            14    subject to approval of the shareholder of New

            15    Valley?

            16                 MR. MASHBERG:  Object to the

            17           form.

            18                 MR. LOGAN:  Objection.

            19           Q.    I'll put a different question.

            20    You said the preferred A holders.  Was that

            21    Your committee?

            22           A.    Yes.

            23           Q.    They had the right to nominate

            24    two directors?

            25           A.    I think probably in bankruptcy







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             2    the proper terminology would have been

             3    "appoint" two directors coming out of the

             4    bankruptcy.

             5           Q.    There would have been no other

             6    creditor or shareholder constituency whose

             7    consent would have been necessary for you to

             8    take your position on the board; is that

             9    accurate?

            10                 If that can't be answered yes or

            11    no, explain what, if any, involvement other

            12    creditor or shareholder bodies would have in

            13    your appointment to the board?

            14                 MR. LOGAN:  Object to the form.

            15                 MR. MASHBERG:  Objection.

            16           A.    I actually just don't recall.  It

            17    was approved by the bankruptcy judge.  Again,

            18    I don't really recall the mechanics.

            19           Q.    Mr. LeBow or an entity controlled

            20    by him had a significant stake in New Valley;

            21    is that correct?

            22           A.    Yes.

            23           Q.    Was Mr. LeBow's approval required

            24    for you to join the New Valley board?

            25           A.    No.







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             2           Q.    Did he oppose your joining the

             3    board?

             4           A.    No.

             5           Q.    When did your service on the New

             6    Valley board start?

             7           A.    I think about a year ago.

             8           Q.    So that would be early '95; is

             9    that correct?

            10           A.    Give or take.  I think January.

            11    Got out of bankruptcy in December or January.

            12    December '94 or January '95.

            13           Q.    How many board meetings have

            14    there been since January of 1995?

            15           A.    I don't recall the exact number.

            16           Q.    How frequently does the board

            17    meet?

            18           A.    At least quarterly.  But I think

            19    we may have had more -- just four meetings.  I

            20    just don't recall.

            21           Q.    Do you serve on any committees of

            22    the board?

            23           A.    I don't think I serve on any of

            24    the New Valley committees.

            25           Q.    Other than board meetings, have







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             2    you attended any meetings concerning New

             3    Valley since your appointment to the board?

             4           A.    I'm not sure what you mean by

             5    meetings.

             6           Q.    Since joining the board, what

             7    involvement in the activities of New Valley

             8    have you had other than attendance at

             9    directors meetings?

            10           A.    I have had conversations with New

            11    Valley management.

            12           Q.    Who in New Valley management.

            13           A.    Ben LeBow.  Howard Lorber.  Dick

            14    Lampen.

            15                 That is all I can recall right

            16    now.

            17           Q.    And you had these conversation

            18    frequently?

            19                 MR. MASHBERG:  Object to the

            20           form.

            21                 MR. LOGAN:  Objection.

            22           A.    I think I probably talked to New

            23    Valley people at least once a month.  Perhaps

            24    more frequently.

            25           Q.    What did these discussions







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             1                       Ridings

             2    concern?

             3           A.    New Valley.

             4           Q.    Any particular issues that you

             5    can recall?

             6           A.    That is a pretty general

             7    question.  I'm not sure what you mean.

             8           Q.    Did there come a time that you

             9    learned that Mr. LeBow had taken an interest

            10    in some kind of transaction with RJR?

            11           A.    Yes.

            12           Q.    When was that?

            13           A.    The exact date?

            14           Q.    To your best recollection.

            15           A.    I don't recall.

            16           Q.    How did you learn of it?

            17           A.    It was brought up at a New Valley

            18    board meeting.

            19           Q.    Can you remember the month in

            20    which that meeting was held?

            21           A.    I just don't recall.

            22           Q.    Who brought it up?

            23           A.    Mr. LeBow informed the board that

            24    New Valley had taken a position in RJR.

            25           Q.    Taking a position meaning







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             2    purchasing stock; is that correct?

             3           A.    Yes.

             4           Q.    Did you say how much stock New

             5    Valley had purchased?

             6           A.    I don't recall.

             7           Q.    Had the board of New Valley

             8    approved the investment in RJR before it was

             9    made?

            10           A.    Actually, I think when he first

            11    raised the issue, it was before he purchased

            12    and he was asking for our input on it.  It was

            13    not -- he was not informing us that he had

            14    done it.  He was bringing it to our attention

            15    that he wanted to do it.

            16           Q.    Did he say how many shares he was

            17    proposing to have New Valley acquire?

            18           A.    I don't recall.

            19           Q.    Did he say anything else on the

            20    subject of RJR at this meeting?

            21           A.    Not that I recall.

            22           Q.    Did he say what the purpose of

            23    the investment would be?

            24           A.    I don't remember.

            25           Q.    Did he say why he was suggesting







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             2    purchases of RJR stock?

             3           A.    As opposed to what?

             4           Q.    As opposed to any of the thousand

             5    other companies?

             6           A.    I don't recall.

             7           Q.    Did he mention the possibility of

             8    a spin-off of the Nabisco Company in the

             9    course of that meeting?

            10           A.    In the course of that first

            11    meeting, I just don't remember.

            12           Q.    Are minutes maintained of New

            13    Valley board meetings?

            14           A.    I believe so.

            15           Q.    Have you reviewed the minutes of

            16    each meeting that you have attended?

            17           A.    Any minutes that have been sent

            18    to me, I have reviewed.

            19           Q.    Do you remember seeing any

            20    minutes in which RJR is discussed?

            21           A.    I don't remember.

            22           Q.    Have you told me everything that

            23    you remember Mr. LeBow saying at this board

            24    meeting when he first raised the possibilities

            25    of an RJR investment?







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             2           A.    My only recollection is that his

             3    bringing up the subject.

             4           Q.    Did anyone else say anything?

             5           A.    I don't remember.

             6                 MR. MASHBERG:  On this subject?

             7                 MR. STERN:  On this subject.

             8           A.    I don't really remember.

             9           Q.    Did the board take any action

            10    with respect to the subject that Mr. LeBow had

            11    raised?

            12           A.    Again, I'm sorry.  I just don't

            13    remember.

            14           Q.    When did you next hear of

            15    anything about Mr. LeBow's interest in a

            16    possible transaction involving RJR?

            17           A.    What do you mean by

            18    "transaction"?

            19           Q.    I'm trying to be as general as I

            20    can to describe anything that Mr. LeBow might

            21    have in mind as respects RJR?

            22           A.    I don't recall a specific

            23    meeting.

            24           Q.    When did you next hear, if you

            25    can recall, I know you don't have perfect







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             2    recollection, but taking your recollection as

             3    you sit here, what do you recall happening

             4    next with respect to Mr. LeBow or Brooke Group

             5    or New Valley and RJR?

             6                 MR. LOGAN:  Object to the form.

             7           A.    I don't really remember any other

             8    events or conversations on it until the

             9    conversation where LeBow indicated he was

            10    putting together his list of nominees for

            11    director.

            12           Q.    When was that?

            13           A.    I don't remember.

            14           Q     By the way, at this board meeting

            15    where Mr. LeBow first raised RJR, did he say

            16    anything about how much -- how big an

            17    investment he was proposing to have New Valley

            18    make in RJR?

            19                 MR. LOGAN:  Object to the form.

            20           A.    I don't remember.

            21           Q.    Have there been any New Valley

            22    board meetings that you've missed since going

            23    on the board?

            24           A.    I'm not sure.  None come to mind.

            25           Q.    I want to go back to a







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             2    conversation in which it was indicated that

             3    Mr. LeBow was putting together a list of

             4    nominees.  You said you don't recall when you

             5    learned it.  Do you recall from whom you

             6    learned it?

             7           A.    That he was putting --

             8           Q.    That Mr. LeBow was putting

             9    together a list of nominees?

            10           A.    From Mr. LeBow.

            11           Q.    Did he tell you this in a phone

            12    call or in a meeting?

            13           A.    No.  It was a phone conversation.

            14           Q.    Were you and he the only people

            15    on the phone?

            16           A.    I don't recall.

            17           Q.    Did he call you?

            18           A.    I don't recall.

            19           Q.    At the time of the phone call,

            20    had you heard anything about, let's say, a

            21    Hart-Scott-Rodino filing by New Valley with

            22    respect to RJR?  Did you know that there had

            23    been such a filing?

            24           A.    I don't know.

            25           Q.    Well, what did Mr. LeBow say to







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             2    you and you to Mr. LeBow in this phone

             3    conversation?

             4           A.    I don't recall the exact words.

             5    But the gist of the conversation was he was

             6    putting together some names for possible

             7    directors.  He wondered if I had any interest

             8    and I indicated to him that I thought I might

             9    have an interest.

            10           Q.    Did Mr. LeBow say why he had

            11    called you?

            12           A.    I'm not sure if he did call me or

            13    I called him.

            14           Q.    You are right.  I'm sorry.  That

            15    was a bad question.

            16                 Did Mr. LeBow indicate to you why

            17    he was soliciting your interest in joining a

            18    slate?

            19           A.    I don't remember.

            20           Q.    Did he say why he thought you

            21    should be on the slate?

            22           A.    I don't recall.

            23           Q.    Now, I think you told me that you

            24    told Mr. LeBow that you might have an interest

            25    in joining a slate.  Why was that the case?







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             2           A.    That I wanted to think about it.

             3    And I would have to get internal approval to

             4    do it.

             5           Q.    Did you have any other discussion

             6    in this conversation about RJR?

             7           A.    I don't recall.

             8           Q.    Did Mr. LeBow tell you why he was

             9    proposing a slate?

            10           A.    I think I knew already that he

            11    was proposing a slate with respect to a

            12    shareholder meeting coming up in 1996.

            13           Q.    How did you know that?

            14           A.    I can't recall how I knew it.

            15    But I think I knew about it.

            16           Q.    Did he discuss a Nabisco spin-off

            17    with you in this conversation?

            18           A.    At that conversation, I don't

            19    recall.

            20           Q.    I'm going to place before you but

            21    first have marked as the next exhibit a

            22    document which was produced to us by Mr. LeBow

            23    and by Brooke Group a week or so ago.

            24                 (Multipage document, top letter

            25                 from Mr. Lampen to Mr. Richard







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             1                       Ridings

             2                 White, bearing production Nos. BR

             3                 8660 through 8662, marked Ridings

             4                 Exhibit 6 for identification, as

             5                 of this date.)

             6                 MR. STERN:  It is numbered BR

             7           8660 through 8662.

             8           Q.    Mr. Ridings I'm going to place

             9    that exhibit before you.  First I'll ask if

            10    you have ever seen that document or any copy

            11    of it before?

            12           A.    I have not seen this.

            13           Q.    Would you turn to the first page,

            14    please.  Do you see that I believe the first

            15    page is a cover letter from a Mr. Lampen; is

            16    that correct?

            17           A.    Yes.

            18           Q.    Can you identify Mr. Lampen for

            19    the record.

            20           A.    He's counsel at New Valley.

            21           Q.    And the letter is addressed to a

            22    Mr. Richard White.  Do you see that?

            23           A.    Right.

            24           Q.    Do you know who Mr. White is?

            25           A.    It indicates he's a managing







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             2    director at Oppenheimer.

             3           Q.    Apart from what it indicates in

             4    the letter, do you have any personal knowledge

             5    of Mr. White?

             6           A.    I have spoken with him.

             7           Q.    About what?

             8           A.    I think it was -- Oppenheimer

             9    delivered an opinion to New Valley.

            10           Q.    Concerning RJR?

            11           A.    Concerning New Valley's and

            12    Brooke's intercompany dealings.

            13           Q.    And what did you talk to Mr.

            14    White about?

            15           A.    Under the New Valley bankruptcy,

            16    any intercompany dealings had to be approved

            17    or a fairness opinion gotten by an investment

            18    bank and again I'm not sure of the exact terms

            19    or requirements, but I believe Oppenheimer was

            20    retained to provide such an opinion.  I had

            21    called him just to see what the scope of his

            22    investigation was, if he had any questions for

            23    me or to get some flavor for when he was going

            24    to be done with his work and what his

            25    conclusions were.







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             2           Q.    Did anyone request you to make

             3    that call?

             4           A.    No.

             5                 MR. STERN:  Off the record.

             6                 (Discussion held off the record.)

             7           Q.    Mr. Ridings, looking at the

             8    second and third page of the exhibit, do you

             9    see what appears to be a listing of New Valley

            10    RJR Nabisco stock purchases and holdings.  Do

            11    you see that?

            12           A.    Yes.

            13           Q.    And you see that, at least

            14    according to this document, there were shares

            15    purchased on a trade date of February 24,

            16    1995, that is, preferred Series C and common

            17    stock purchased on a trade date of March 6,

            18    '95.  Do you see that?

            19           A.    Uh-huh.

            20           Q.    Then you see there are purchases

            21    at various dates thereafter going through

            22    November 9th.

            23           A.    Yes.

            24           Q.    Looking at that exhibit, is your

            25    recollection refreshed as to when Mr. LeBow







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             2    raised with the RJR -- sorry -- raised with

             3    the New Valley board of directors his interest

             4    in having New Valley purchase shares of RJR?

             5           A.    Not really.  Again, he brought it

             6    to our attention at the board meeting.  And

             7    again, I can't remember what it is.  When

             8    he -- again in the bankruptcy there are

             9    requirements for board approval as to what he

            10    invests in when you hit certain thresholds

            11    before that you are planning on hitting

            12    certain thresholds.  So I think the document

            13    speaks for itself as to when he made

            14    purchases.

            15           Q.    I was asking not when he made

            16    purchases but I was asking you if the document

            17    refreshed your recollection as to when he

            18    first raised the subject with the New Valley

            19    board?

            20           A.    I don't recall.

            21           Q.    Do you know how much money New

            22    Valley has invested in RJR?

            23           A.    Today?

            24           Q.    Yes.

            25           A.    I don't know.







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             2           Q.    Look at that document, does that

             3    refresh your recollection?

             4           A.    The document only speaks as of

             5    November.

             6           Q.    As of November, how much did New

             7    Valley have invested in RJR?

             8                 MR. MASHBERG:  Based on what is

             9           in the document.

            10           Q.    Based on your personal knowledge.

            11    If the document refreshes your recollection in

            12    that regard, that is fine.

            13                 MR. MASHBERG:  There is a

            14           difference between refreshing your

            15           recollection and what you see in the

            16           document.

            17           A.    I don't know.  I can read the

            18    document.

            19           Q.    What does the document say.

            20           A.    It appears to say that the total

            21    investment balance is at cost 149 million and

            22    at market 145 million.

            23           Q.    Were you aware in November that

            24    New Valley had invested $149 million in RJR?

            25           A.    I believe we had had board







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             2    meetings where we approved these investments.

             3           Q.    Why did you believe these

             4    investments were in New Valley's interest?

             5    I'll ask a prior question.  I'll withdraw that

             6    question.

             7                 Did you approve these

             8    investments?

             9                 MR. MASHBERG:  Object to the

            10           form.

            11           Q.    Did you vote to approve these

            12    investments?

            13           A.    Yes.

            14           Q.    Why did you do so?

            15           A.    I thought it was a good

            16    investment.

            17           Q.    Why?

            18           A.    I don't know how to answer that.

            19           Q.    On what did you base your

            20    assessment that it was a good investment?

            21           A.    Our conversations at the board

            22    level.

            23           Q.    Who was having these

            24    conversations?

            25           A.    The board.







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             2           Q.    Were there people in management

             3    of New Valley who made presentations to the

             4    board with respect to this investment?

             5           A.    What do you mean by presentation?

             6           Q.    What information was brought to

             7    the board by anyone with respect to the

             8    board's deliberation on this investment?

             9           A.    Again, my recollection is at

            10    various board meetings we talked about RJR and

            11    conversations were had by many of the people

            12    on the floor.

            13           Q.    Can you remember anything being

            14    said in any of these conversations as to just

            15    this was a good investment for New Valley?

            16           A.    I think the general consensus was

            17    that it was a good investment and we'd make

            18    money on it.

            19           Q.    Were there any documents shown to

            20    the board of directors by anyone with respect

            21    to this investment?

            22           A.    Everything I have in my file you

            23    have.  You mean other than what you have?

            24           Q.    Let's start there.

            25           A.    There is nothing else other than







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             2    what you have.

             3           Q.    Did you receive any of the

             4    documents from your file at a board of

             5    directors meeting or in preparation for a

             6    board of directors meeting?

             7           A.    I don't recall.

             8           Q.    Did Mr. LeBow attend these board

             9    of directors meetings?

            10           A.    Yes.

            11           Q.    He's a director of New Valley; is

            12    that correct?

            13           A.    Yes.

            14           Q.    Did he talk about the investment

            15    rationale for this investment?

            16           A.    I don't remember.  I don't recall

            17    specifically that he talked about it.  He may

            18    have.

            19           Q.    How much time would you say

            20    cumulatively did the board of directors of New

            21    Valley spend discussing this as an investment?

            22                 MR. MASHBERG:  Cumulatively

            23           adding up each board meeting.

            24                 MR. STERN:  Yes.  How much time

            25           was spent?







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             2                 MR. MASHBERG:  Object to the

             3           form.

             4                 MR. LOGAN:  Objection.

             5           A.    I have no idea.

             6           Q.    Is this the largest investment

             7    New Valley has made?

             8           A.    I'd have to go back and refresh

             9    my recollection on our other investments.  I

            10    don't recall.

            11           Q.    Sitting here now, can you think

            12    of any that is larger?

            13           A.    At various times we had more

            14    money than this in government securities.

            15           Q.    Other than government securities?

            16           A.    Again, I have to refresh my

            17    memory about the documents.

            18           Q.    Did you view yourself as having

            19    fiduciary duties with anyone with respect to

            20    these investments?  Your approval of these

            21    investments?

            22                 MR. LOGAN:  Objection.

            23           A.    I'm not sure I understand the

            24    question.

            25           Q.    Do you understand the concept of







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             2    fiduciary duty?

             3           A.    I think so.

             4           Q.    Did you understand yourself to

             5    have any fiduciary duties with respect to your

             6    approval of these investments?

             7                 MR. LOGAN:  Objection.

             8                 MR. MASHBERG:  Object to the

             9           form.

            10           A.    As a director of New Valley, I

            11    believe I have fiduciary obligations to the

            12    shareholders of New Valley.

            13           Q.    With respect to these

            14    investments, how did you go about fulfilling

            15    those fiduciary obligations?

            16                 MR. LOGAN:  Objection.  Object to

            17           the form.

            18           A.    I believe based on the various

            19    presentations, the various things that I have

            20    reviewed which you have copies of and my

            21    thought process that I fulfill those

            22    obligations.

            23           Q.    Who made these various

            24    presentations?

            25           A.    As I indicated, there were







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             2    various discussions at the board's level and

             3    again you have copies of all the documents

             4    that I reviewed.  Again what you don't have

             5    are the public documents which we didn't give

             6    back to you.

             7           Q.    When did you first get public

             8    documents concerning RJR?

             9           A.    I don't recall.

            10           Q.    Was it after, let's say, October?

            11           A.    I don't recall.

            12           Q.    Was it before October?

            13           A.    I don't recall.

            14           Q.    Do you know if your file contains

            15    a single document that is dated earlier than

            16    November 1995?

            17                 MR. MASHBERG:  Object to the

            18           form.

            19                 MR. LOGAN:  Objection.

            20           A.    I don't know.  You are looking at

            21    the dates right now.  We can look at them

            22    together.  I'm just not sure.

            23           Q.    So your testimony is, so we are

            24    clear, that any documents you received as a

            25    New Valley director with respect to New







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             2    Valley's investment in RJR would have been in

             3    the file and would have been produced to us?

             4                 MR. LOGAN:  Object to the form.

             5           A.    As I indicated very much earlier,

             6    I have two files, RJR file and a New Valley

             7    file.  Any material I get from New Valley or

             8    on New Valley, I put in that file.  Counsel

             9    and I went through it.  And we attempted to

            10    comply with the subpoena that you sent me.

            11           Q.    You went through both files, New

            12    Valley file and RJR file; is that correct?

            13           A.    That's right.

            14           Q.    So if you had a document in the

            15    New Valley file that related to RJR, it would

            16    have been produced to us or withheld on the

            17    grounds of privilege; is that correct?

            18                 MR. LOGAN:  Object to the form.

            19           A.    That is correct.

            20           Q.    So, if there is no document in

            21    the production that is earlier than November

            22    1995, we can assume that you did not receive

            23    it in your capacity as a director of New

            24    Valley no document relating to RJR earlier

            25    than November 1995?







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             2                 MR. MASHBERG:  That is a bad

             3           question.  Ask him another question.

             4                 MR. STERN:  It is a question.

             5                 MR. LOGAN:  Object to the form.

             6                 MR. MASHBERG:  Ask him a

             7           question.  It's not a question.

             8           A.    Can you rephrase the question?

             9           Q.    If is there no document that you

            10    have produced to us dated earlier than

            11    November '95, is it then accurate to conclude

            12    that you received no document concerning RJR

            13    prior to that date?

            14                 MR. LOGAN:  Object to the form.

            15           A.    I don't recall when I got the

            16    public documents on RJR.  That may have been

            17    before that.  I don't recall.

            18           Q.    Do you remember what these public

            19    documents were?

            20           A.    10-K, 10-Q annual.

            21           Q.    Which 10-K and which 10-Q?

            22           A.    I don't recall.

            23           Q.    Going back to your discussion

            24    with Mr. LeBow in which he raised the

            25    possibility of your joining the slate, I think







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             2    you told me that you told him that you would

             3    think about it; is that right?

             4           A.    Right.

             5           Q.    What did you do after that

             6    conversation with respect to what Mr. LeBow

             7    had suggested?

             8           A.    I don't recall specifically what

             9    I did.

            10           Q.    Do you have any recollection of

            11    what you did, whether specific or not?

            12           A.    Well, when I determined that I

            13    would like to do it, I had to get approval

            14    from Alex. Brown.

            15           Q.    Did you determine that you would

            16    like to do it?

            17           A.    Yes.

            18           Q.    When did you reach that

            19    determination?

            20           A.    The exact date?

            21           Q.    If you remember.

            22           A.    I'm sorry.  I don't.  I don't

            23    remember.

            24           Q.    How long after the call from Mr.

            25    LeBow did you reach that determination?







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             2           A.    Probably within a week or two.

             3           Q.    Why did you decide you would like

             4    to do it?

             5           A.    As you can see from my resume,

             6    I'm on a number of boards, I actually enjoy

             7    being on board of directors.  I think it's

             8    interesting, challenging.  I enjoy the types

             9    of things that directors do.

            10           Q.    Did you give any consideration to

            11    the desirability of a spin-off of Nabisco in

            12    the course of determining whether or not you

            13    wanted to accept Mr. LeBow's invitation?

            14           A.    I don't recall.

            15           Q.    Did you give any consideration

            16    whether or not there might be potential

            17    business activities for Alex. Brown as a

            18    result of your participation in Mr. LeBow's

            19    efforts?

            20           A.    I don't think I was thinking

            21    about Alex. Brown in that regard.

            22           Q.    Did Mr. LeBow in his initial

            23    conversation mention to you whether you would

            24    be compensated for your effort?

            25           A.    With respect to what?







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             2           Q.    If you were to accept his

             3    invitation to join the slate?

             4           A.    I don't think he told me in that

             5    conversation about any compensation.  I think

             6    I learned about it later.

             7           Q.    In this period in which you were

             8    deliberating over what to do, did you consult

             9    with anyone?

            10           A.    My wife.

            11           Q.    Other than your wife?

            12           A.    Not that I recall.

            13           Q.    Then there came a point in time

            14    when you decided that you were interested in

            15    pursuing this; is that correct?

            16           A.    Yes.

            17           Q.    And then after that, what did do

            18    you?

            19           A.    I had to get internal approval

            20    which I mentioned which entailed speaking to

            21    the person to whom I report to make sure that

            22    it was not a problem.

            23           Q.    Who is that?

            24           A.    I report to the head of

            25    investment bank, his name is Gar Richlan.







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             2           Q.    What did you say to Mr. Richlan?

             3           A.    I don't recall the exact words,

             4    but I indicated to him that I had been asked

             5    to become a nominee for the board of RJR.  He

             6    wanted to know if I thought this would be a

             7    significant involvement in terms of my time.

             8    That is about all I can recall discussing.

             9           Q.    What did you tell him in response

            10    to his question.

            11           A.    I think at times it could be

            12    significant.

            13           Q.    Why did you think that?

            14           A.    I take being a director seriously

            15    and at times the time commitment can be large.

            16           Q.    Did you tell Mr. Richlan that you

            17    thought it could involve a time of significant

            18    commitment?

            19           A.    I indicated to him that at times

            20    it could take some time.

            21           Q.    What did he say?

            22           A.    I don't recall his specific

            23    words.

            24           Q.    Did you discuss the possibility

            25    of Nabisco spin-off with Mr. Richlan?







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             2           A.    No.

             3           Q.    Do you remember anything else

             4    about that conversation?

             5           A.    Other than his indicating that he

             6    didn't have a problem with my going on the

             7    board, I don't.

             8           Q.    What happened next with respect

             9    to the RJR matter?

            10           A.    I think I called Mr. LeBow

            11    probably that same day and indicated that I

            12    had gotten internal approval and that I could

            13    in fact become a nominee.

            14           Q.    What did Mr. LeBow say?

            15           A.    I don't recall.

            16           Q.    Up to that point, had you

            17    discussed compensation with Mr. LeBow?

            18           A.    No.

            19           Q.    Had you discussed

            20    indemnification?

            21           A.    I don't remember.

            22           Q.    What happened next?

            23           A.    I think he told me that someone

            24    would send a questionnaire for me to fill out

            25    and send back.







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             2                 MR. STERN:  I would like to mark

             3           as the next exhibit -- three

             4           exhibits -- documents from the file of

             5           Mr. Ridings.  The first exhibit is No.

             6           BR 0147 to 0168.

             7                 Next is BR 0125 to 0145.

             8                 The third exhibit is BR 0146.

             9                 (Copy of directors and officers

            10                 questionnaire, bearing production

            11                 Nos. BR 0147 through 0168, marked

            12                 Ridings Exhibit 7 for

            13                 identification, as of this date.)

            14

            15                 (Document headed "Questionnaire

            16                 for Nominees," bearing production

            17                 Nos. BR 0125 through 0145, marked

            18                 Ridings Exhibit 8 for

            19                 identification, as of this date.)

            20

            21                 (One-page document, bearing

            22                 production Nos. BR 0146, marked

            23                 Ridings Exhibit 9 for

            24                 identification, as of this date.)

            25           Q.    Mr. Ridings, I'm going to place







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             2    Exhibit 7 before you.  I ask you if you can

             3    identify that document.

             4           A.    This is a copy of the directors

             5    and officers questionnaire that I filled out

             6    in by hand.

             7           Q.    Is this the form of questionnaire

             8    that was sent to you by someone associated

             9    with Mr. LeBow?

            10           A.    I think it was sent by Milbank.

            11           Q.    Are they counsel for Mr. LeBow?

            12           A.    I think they are my counsel.

            13           Q.    Were they counsel for Mr. LeBow

            14    at the time?

            15           A.    I believe they are counsel to New

            16    Valley.  I don't know if they are counsel to

            17    Mr. LeBow.

            18           Q.    Well, I think you said in a

            19    previous answer that Mr. LeBow said that

            20    someone would send you a questionnaire.  Is

            21    that the questionnaire that you were referring

            22    to?

            23           A.    I think so.

            24           Q.    Mr. Ridings, do you see that the

            25    cover page of this document is a fax from --







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             2    appears to be from your office to Gayle Sered

             3    at Milbank; do you see that?

             4           A.    Yes.

             5           Q.    By the way, is this your

             6    handwriting on the document?

             7           A.    No.

             8           Q.    Do you recognize the handwriting?

             9           A.    On this cover page?

            10           Q.    On the cover page, yes.

            11           A.    I think it's the handwriting of

            12    my assistant.

            13           Q.    And then on the second page, BR

            14    148, there is additional handwriting.  Is that

            15    your handwriting?

            16           A.    Yes.

            17           Q.    And then the questionnaire is

            18    filled in by hand as you indicated.  Is that

            19    your handwriting on the questionnaire?  We

            20    might note that there appears to be two

            21    different handwritings on BR 151.

            22           A.    Yes.  I see that.  That is what I

            23    was looking at.  The three faded entries are

            24    Andrea's.

            25                 MR. MASHBERG:  Referring to BR







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             2           151.

             3           A.    Referring to question H on BR

             4    151.

             5           Q.    And the other handwriting on the

             6    pages, BR 148, 168, that is yours?

             7           A.    It appears so.

             8           Q.    Is Gayle Sered an attorney at

             9    Milbank?

            10           A.    I don't know.

            11           Q.    Now, this cover page, this fax

            12    cover page is dated November 13th.  Do you see

            13    that?

            14           A.    Yes.

            15           Q.    Does this refresh your

            16    recollection as to when you received your

            17    first contact from Mr. LeBow, that is, the

            18    contact in which he asked whether you would be

            19    interested in joining a slate?

            20           A.    No.

            21           Q.    It was sometime before November

            22    13th; is that correct?

            23           A.    Yes.

            24           Q.    Does it refresh your recollection

            25    as to the date on which you had your next







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             2    conversation with Mr. LeBow, that is, the

             3    conversation in which you indicated that you

             4    would be interested in joining his slate?

             5           A.    I don't recall.

             6           Q.    It is accurate, however, that

             7    this fax was sent by your office on November

             8    13th; is that correct?

             9                 MR. MASHBERG:  Are you asking him

            10           to --

            11                 MR. STERN:  I'm asking if there

            12           is any reason to question that this fax

            13           was sent on November 13th.

            14                 MR. LOGAN:  Object to the form.

            15           A.    I have no reason to believe it

            16    wasn't sent on that date.  I just don't know.

            17           Q.    If you turn to the second page.

            18           A.    Yes.

            19           Q.    Do you see that the text of that

            20    page is a fax cover sheet dated November 9,

            21    1995 from Ms. Sered to you.  And you can see

            22    that there is a fax line on it that indicates

            23    November 9, 1995.  Do you see that?

            24           A.    Yes.

            25           Q.    Does this refresh your







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             2    recollection as to when you had your first

             3    conversation with Mr. LeBow?

             4           A.    No.

             5           Q.    Concerning RJR?

             6           A.    No.

             7           Q.    The date of the second

             8    conversation?

             9           A.    No.

            10           Q.    Did you ever talk to Gayle Sered

            11    concerning RJR?

            12           A.    No.

            13           Q.    I'm going to show Mr. Ridings

            14    Exhibit 8.  Mr. Ridings, can you identify that

            15    document.

            16           A.    This appears to be the typed

            17    version of the director and officers

            18    questionnaire.

            19           Q.    Did you sign Exhibit 8?

            20           A.    It's signed and dated November

            21    14th.

            22           Q.    Signed by you?

            23           A.    Yes.

            24           Q.    So is it correct that Exhibit 7

            25    reflects your handwritten answers to the







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             2    questions and Exhibit 8 reflects a typed

             3    version of those answers; is that correct?

             4           A.    Yes.  We were looking at question

             5    H.  You should look at that.  There is some

             6    differences there.

             7           Q.    But if there are differences,

             8    exhibit 8 is the correct version; is that

             9    accurate?

            10           A.    Yes.  And I will just also point

            11    out just for the record that on my

            12    directorships, again Exhibit 8, one of those

            13    company's name has changed and one of those

            14    companies has been acquired since the date of

            15    this.  To make sure that we are clear.

            16           Q.    So the record is clear, why don't

            17    you indicate which one changed and which one

            18    was acquired?

            19           A.    Greenman Brothers has changed its

            20    name to Noodle Kidoodle and Tiger Direct has

            21    been acquired by Global Direct.

            22           Q.    I'm going to place Exhibit 9

            23    before you.  I ask if you can identify that

            24    document.

            25           A.    This is a list of the boards on







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             2    which I served.  And there are some other

             3    handwritten language which I can't really make

             4    out.

             5           Q.    Do you recognize the handwriting?

             6           A.    I'm not sure.

             7           Q.    Do you know whether Exhibit 8

             8    was -- I'm sorry.  Is that Exhibit 9?

             9           A.    9.

            10           Q.    Whether Exhibit 9 was prepared in

            11    connection with your completion of the

            12    questionnaire?

            13           A.    Yes.  The list of directorships

            14    was a typed version of what I had written on a

            15    piece of paper.  And --

            16           Q.    Did Andrea prepare Exhibit 9?

            17           A.    I believe so.

            18           Q.    For the record, what is Andrea's

            19    full name?

            20           A.    Andrea Ormand.  This is signed

            21    "Lynn."

            22           Q.    Who is Lynn?

            23           A.    Lynn Rule is the administrative

            24    assistant for the investment bank group in New

            25    York.







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             1                       Ridings

             2           Q.    She works for Alex Brown?

             3           A.    She works for me and Alex Brown.

             4           Q.    In between your discussion with

             5    Mr. LeBow in which you indicated an interest

             6    in joining the slate and receiving and

             7    completing this questionnaire, do you recall

             8    doing anything in connection with RJR?

             9           A.    I'm not sure what you mean by

            10    anything.

            11           Q.    Did you have any communications

            12    with anyone concerning RJR?

            13           A.    In the time frame from the 9th to

            14    the 14th?

            15           Q.    In the time frame from whenever

            16    it was that you had your conversation with Mr.

            17    LeBow in which you said that you were

            18    interested in joining the slate, and

            19    completing this questionnaire.  Do you recall

            20    anything else in connection with RJR?

            21           A.    I don't recall.

            22           Q.    Did you do any studies or perform

            23    any analysis of RJR in that time period?

            24           A.    I don't recall.

            25           Q.    I asked the reporter to mark the







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             2    next three exhibits, 10, 11 and 12.

             3                 (Fax from J. Bryant Kirkland III

             4                 and newspaper article from The_


             5                 Wall_Street_Journal dated Friday,


             6                 November 10, 1995, bearing

             7                 production Nos. BR 0095 and 0096,

             8                 marked Ridings Exhibit 10 for

             9                 identification, as of this date.)

            10

            11                 (Fax from J. Bryant Kirkland III

            12                 and article from Miami_Daily_
                                                _____ _____

            13                 Business_Review, bearing
                               ________ ______

            14                 production Nos. BR 0097 and 0098

            15                 marked Ridings Exhibit 11 for

            16                 identification, as of this date.)

            17

            18                 (Fax from J. Bryant Kirkland III,

            19                 and copy of research report,

            20                 bearing production Nos. BR 0099

            21                 through 0103, marked Ridings

            22                 Exhibit 12 for identification, as

            23                 of this date.)

            24           Q.    Mr. Ridings, I'm going to place

            25    these exhibits before you and I ask you if you







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             1                       Ridings

             2    can identify those exhibits.

             3           A.    These are copies of two newspaper

             4    articles and a research report that was faxed

             5    to me.

             6           Q.    The articles and research report

             7    concern RJR; is that correct?

             8           A.    Yes.  They all concern RJR.

             9           Q.    And these documents were in your

            10    file in your RJR file; is that correct?

            11           A.    Yes.

            12           Q.    Who were the documents faxed to

            13    you by?

            14           A.    Bryant Kirkland

            15           Q.    Do you know Mr. Kirkland?

            16           A.    I don't.

            17           Q.    Do you see that the documents are

            18    addressed to other people including yourself,

            19    do you see that?

            20           A.    Yes.

            21           Q.    Do you know the other people to

            22    whom the document is addressed?

            23           A.    Not all of them.

            24           Q.    Who don't you know?

            25           A.    I don't know Larry Lederman.  I'm







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             2    not sure about Phil Berkowitz.  I know George

             3    Sard by name only.  Chakalain I know only by

             4    name.

             5           Q.    Do you see the document is copied

             6    to a Mr. Sauter and Mr. Lampen?

             7           A.    Yes.  Right.

             8           Q.    Do you know them?

             9           A.    Dick Lampen I know.  Jerry Sauter

            10    I only know by name.

            11           Q.    Mr. Lampen I think you've

            12    identified is general counsel at New Valley;

            13    is that correct?

            14           A.    I think that is right.

            15           Q.    Do you know Mr. Sauter's

            16    position?

            17           A.    I'm not sure.

            18           Q.    Is he associated with New Valley?

            19           A.    I think so.  I think so.

            20           Q.    Do you know why Mr. Kirkland sent

            21    you these documents?

            22           A.    He, I think, sends me

            23    documents -- clippings, if you will, on RJR.

            24           Q.    Now you see that the cover page

            25    is dated November 10th.  Do you see that?







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             2           A.    They all are.

             3           Q.    And had you agreed with Mr. LeBow

             4    that you would join his slate by November

             5    10th?

             6           A.    I don't recall that.

             7           Q.    Do you know if you received any

             8    documents concerning RJR prior to November

             9    10th?

            10           A.    Again, you have everything.  So

            11    we can look at the dates.

            12           Q.    You certainly don't recall

            13    receiving anything prior to November 10th; is

            14    that correct?

            15           A.    I don't recall that I did or did

            16    not actually.

            17           Q.    One way or the other?

            18           A.    Right.

            19           Q.    Have you ever spoken with Mr.

            20    Kirkland?

            21           A.    I don't think so.

            22                 MR. STERN:  I'm going to have

            23           marked as the next exhibit a document

            24           produced by Mr. Ridings.  BR 104 to

            25           109.







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             1                       Ridings

             2                 (Fax cover sheet dated 11/13/95

             3                 and accompanying articles,

             4                 bearing production Nos. BR 0104

             5                 through BR 0109, marked Ridings

             6                 Exhibit 13 for identification, as

             7                 of this date.)

             8           Q.    Can you identify that document?

             9           A.    Another fax of a newspaper

            10    article on LeBow and RJR.

            11           Q.    Who sent it to you?

            12           A.    Kirkland.

            13           Q.    Is it correct that he sent it to

            14    you on November 13, 1995?

            15                 MR. MASHBERG:  Are you asking for

            16           the date?

            17           Q.    What is the date of the fax?

            18           A.    It's dated the 13th.

            19           Q.    Why did Mr. Kirkland send this

            20    document to you?

            21                 MR. MASHBERG:  Object to the

            22           form.

            23                 MR. LOGAN:  Objection.

            24           Q.    Do you have an understanding as

            25    to why Mr. Kirkland sent this document to you?







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             2           A.    Again, I have never spoken with

             3    him.  I think he acts like a clipping service.

             4    I get copies of lots of articles in

             5    newspapers.

             6           Q.    Do you receive copies of articles

             7    related to other companies from Mr. Kirkland?

             8           A.    No.

             9           Q.    Just RJR?

            10           A.    Actually, I don't know if he

            11    sends anything on New Valley.  I don't recall.

            12           Q.    If you want to look at any of

            13    these exhibits at any time, let me know.

            14                 MR. STERN:  I'm going to mark as

            15           the next exhibit a document which is

            16           really a collection of loose pages in

            17           Mr. Ridings's document production.  For

            18           convenience, I'll clip them together

            19           for identification.

            20                 (Copies of articles from The_Wall
                                                        ___ ____

            21                 Street_Journal and The_New_York_
                               ______ _______     ___ ___ ____

            22                 Times, bearing production Nos. BR
                               _____

            23                 0110 through BR 0121, marked

            24                 Ridings Exhibit 14 for

            25                 identification, as of this date.)







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             2           Q.    I'm placing Exhibit 14 before

             3    you.  I ask you just to review that document

             4    briefly.  Take as much time as you need.  I

             5    won't be asking you detailed questions about

             6    it.

             7           A.    Okay.

             8           Q.    Can you identify that document?

             9                 MR. MASHBERG:  I don't think that

            10           is a document.

            11                 MR. STERN:  That is a fair

            12           objection.

            13           Q.    Describe that exhibit.

            14           A.    There are more copies of various

            15    articles from The Journal and The_Times.
                                                ___ _____

            16           Q.    Concerning RJR; is that correct?

            17           A.    Yes.

            18           Q.    Did you clip those articles?

            19           A.    I don't recall.

            20           Q.    From where did you obtain these

            21    articles?

            22           A.    I don't recall.  I may have

            23    clipped them.  I don't know.

            24           Q.    For what purpose were you

            25    retaining those documents?







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             2           A.    Again as I indicated earlier, I

             3    see things on RJR, I tend to put them in the

             4    file.

             5           Q.    Did you start that after you had

             6    agreed with Mr. LeBow that you would join his

             7    slate?

             8           A.    I don't recall.

             9                 MR. STERN:  I'm going to mark as

            10           the next two exhibits, documents from

            11           Mr. Ridings's file, BR 179 to 80.  BR

            12           173 to 176.

            13                 (Letter dated November 7, 1995 to

            14                 Shareholders from RJR Nabisco,

            15                 bearing production Nos. BR 0179

            16                 and 0180 marked Ridings Exhibit

            17                 15 for identification, as of this

            18                 date.)

            19

            20                 (Letter dated November 14, 1995

            21                 from Brooke Group Ltd. to

            22                 Shareholders RJR Nabisco, bearing

            23                 production Nos. BR 0173 through

            24                 BR 0176, marked Ridings Exhibit

            25                 16 for identification, as of this







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             1                       Ridings

             2                 date.)

             3           Q.    I'm placing Exhibits 15 and 16

             4    before you.  Can you identify those documents,

             5    please?

             6           A.    There are two documents.  One

             7    dated the 7th from RJR to RJR shareholders.

             8    One dated the 14th from Brooke Group to RJR

             9    Shareholders.

            10           Q.    How did Exhibit 15 come into your

            11    possession?

            12           A.    I don't recall.

            13           Q.    How did Exhibit 16 come into your

            14    possession?

            15           A.    I don't specifically recall.

            16           Q.    Do you recall when you received

            17    either document?

            18           A.    Not specifically.  No.

            19           Q.    Did you read the documents?

            20           A.    It's my custom to read everything

            21    that people send to me on things that are

            22    important to me.

            23           Q.    Did you discuss those documents

            24    with anyone?

            25           A.    Not that I recall.







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             2                 MR. STERN:  I'm going to mark as

             3           the next exhibit a document from Mr.

             4           Ridings's file BR 123 to 124.

             5                 (Consent of Nominee, bearing

             6                 production Nos. BR 0123 and BR

             7                 0124, marked Ridings Exhibit 17

             8                 for identification, as of this

             9                 date.)

            10           Q.    Can you identify that document?

            11           A.    It's a consent of nominee dated

            12    the 16th and signed by me.  There are two of

            13    them.

            14           Q.    Copies; is that correct?

            15           A.    I think it's copies of two

            16    originals.

            17           Q.    Did you sign that document on

            18    November 16th?

            19           A.    I guess so.  It indicates so.

            20           Q.    Who asked you to sign this

            21    document?

            22           A.    I think it was in connection with

            23    the officer and director questionnaire that we

            24    looked at earlier.  I don't recall.  It might

            25    have been a cover letter.







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             2           Q.    Do you recall who sent you this

             3    document?

             4           A.    I think Milbank did.

             5           Q.    Did you discuss it with anyone

             6    before you signed it?

             7           A.    I read it.

             8           Q.    But did you discuss it with

             9    anyone?

            10           A.    Did I discuss exactly what with

            11    anyone?

            12           Q.    The document, consent of nominee,

            13    Exhibit 17.

            14           A.    Other than everything we have

            15    been talking about and getting internal

            16    approvals and all that kind of stuff?  Other

            17    than the things we've discussed?

            18           Q.    Yes.

            19           A.    I don't recall talking to anyone

            20    else.

            21           Q.    After your conversation with Mr.

            22    LeBow in which you indicated an interest in

            23    signing on or in joining his slate, when did

            24    you next speak with Mr. LeBow?

            25           A.    I don't specifically recall.







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             2           Q.    Did there come a time when you

             3    attended a meeting of people who were proposed

             4    to be on Mr. LeBow's slate?

             5           A.    No.

             6           Q.    Did you ever attend any meeting

             7    concerning RJR at the Carlyle Hotel here in

             8    New York?

             9           A.    I think I had breakfast with Ben

            10    LeBow and Dick Lampen there once.

            11           Q.    When was that?

            12           A.    I don't recall specifically.

            13           Q.    Was it within the last six

            14    months?

            15           A.    Yes.

            16           Q.    Did you discuss anything having

            17    to do with RJR at the breakfast?

            18           A.    I don't recall.  I think we

            19    discussed New Valley issues.  And -- not I

            20    think.  We discussed New Valley matters.  And

            21    I don't specifically recall RJR, but it would

            22    have been customary that we touch on that.  It

            23    was a New Valley matter.

            24           Q.    You don't recall one way or the

            25    other whether you did so?







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             2           A.    I don't specifically recall.

             3                 MR. STERN:  I'm going to mark as

             4           the next exhibit, a document from the

             5           files of Mr. Ridings, No. BR 169 to 72.

             6                 (Document headed "Questions &

             7                 Answers," bearing production Nos.

             8                 BR 0169 through 0172, marked

             9                 Ridings Exhibit 18 for

            10                 identification, as of this date.)

            11           Q.    Mr. Ridings, Exhibit 18 has been

            12    placed before you.  Can you identify that

            13    document?

            14           A.    It's a document entitled

            15    "Questions & Answers."

            16           Q.    Have you ever seen it before?

            17           A.    It was in my file.  I have seen

            18    it.

            19           Q.    Did you read it?

            20           A.    Yes.

            21           Q.    When did you get it?

            22           A.    I don't recall.

            23           Q.    From whom did you get it?

            24           A.    I don't recall who sent it to me.

            25           Q.    Where were you when you received







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             2    it?

             3           A.    I don't remember.

             4           Q.    Did you ever discuss that

             5    document with anyone?

             6           A.    Not that I recall.

             7           Q.    Do you understand that the

             8    document came from someone associated with Mr.

             9    LeBow?

            10                 MR. MASHBERG:  Are you telling

            11           him that?

            12                 MR. STERN:  I'm asking --

            13                 MR. MASHBERG:  Object to the

            14           form.

            15           Q.    Is it your understanding that

            16    that document was sent to you by someone

            17    connected with Mr. LeBow?

            18           A.    I think so.  It might have been

            19    with other documents.  I don't know if there

            20    was a cover letter or what.

            21           Q.    Do you know who authored the

            22    document?

            23           A.    No.

            24           Q.    Have you ever been contacted by

            25    any member of the press with respect to RJR?







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             2           A.    No.

             3           Q.    Have you ever received any

             4    instructions from anyone associated with Mr.

             5    LeBow about how to handle any possible

             6    contacts from the press in that regard?

             7           A.    Yes.

             8           Q.    From whom did you receive those

             9    instructions?

            10                 MR. MASHBERG:  Object to the

            11           form.

            12                 You can answer.

            13                 MR. LOGAN:  Objection.

            14           A.    The people at Sard, and I'm going

            15    to pronounce the other word wrong, so I won't

            16    even attempt it.

            17           Q.    Sard is the public relations firm

            18    engaged by Mr. LeBow; is that correct, or by

            19    the Brooke Group?

            20           A.    Yes.

            21           Q.    With whom did you have

            22    discussions on that subject at Sard?

            23           A.    I had a meeting at Sard with Mr.

            24    LeBow, Mr. Lorber and a woman from Sard whose

            25    name I don't recall.  And a gentleman whose







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             1                       Ridings

             2    name I don't recall.

             3           Q.    Do you remember when that meeting

             4    was?

             5           A.    The date?  I don't.

             6           Q.    What was the purpose of that

             7    meeting?

             8           A.    To review with them my resume and

             9    directorships so they would know my

            10    background.

            11           Q.    Who set the meeting up?

            12           A.    It was not me.  I don't recall.

            13           Q.    Did the meeting take place before

            14    or after you submitted the questionnaire?

            15           A.    I don't recall.

            16           Q.    Were you given any documents at

            17    the meeting?

            18           A.    I don't remember.

            19           Q.    Can you recall whether you were

            20    given Exhibit 18 at the meeting?

            21           A.    I might have been.  I just don't

            22    remember.

            23           Q.    How long did the meeting last?

            24           A.    I don't recall.

            25           Q.    Did anyone take any notes of the







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             2    meeting?

             3           A.    I did not take any notes.  And I

             4    don't recall if anyone else did.

             5           Q.    What was said and by whom at the

             6    meeting, to your best recollection?

             7           A.    The Sard people wanted to know a

             8    little bit about my background.

             9                 In answer to your earlier

            10    question, the Sard people indicated that if I

            11    were to be called by the press, I should refer

            12    all phone calls to them.  I don't really

            13    recall anything specific.

            14           Q.    Was anything else discussed at

            15    the meeting that you can recall?

            16           A.    I just don't remember.

            17           Q.    Were you aware of any meetings of

            18    members of the proposed slate that you did not

            19    attend.

            20           A.    Yes.

            21           Q.    Were you aware of one such

            22    meeting or more than one such meeting?

            23                 MR. MASHBERG:  That is a little

            24           confusing.  Was he aware now or --

            25           Q.    How many such meetings were there







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             1                       Ridings

             2    that you did not attend, to your knowledge?

             3           A.    I think there were two.

             4           Q.    When was the first?

             5           A.    Specifically?  I don't recall.

             6           Q.    Was it in November?

             7           A.    I don't know.

             8           Q.    Do you know where it was held?

             9           A.    It was held at Sard.

            10           Q.    At Sard?

            11           A.    Yes.

            12           Q.    And --

            13           A.    I'm not sure if that was the

            14    first one.  One of them was held in Sard.

            15           Q.    Where was the other one held?

            16           A.    At a restaurant.

            17           Q.    Do you know the name of the

            18    restaurant?

            19           A.    Friars Club?

            20           Q.    Friars Club?

            21           A.    Yes.

            22           Q.    Do you know when that meeting was

            23    held?

            24           A.    No.

            25           Q.    Was it in December?







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             2           A.    I don't recall.

             3           Q.    Were you invited to attend these

             4    meetings?

             5           A.    Both.

             6           Q.    Was there a reason why you did

             7    not?

             8           A.    My schedule did not permit

             9    either.

            10           Q.    Did you receive any reports from

            11    anyone concerning what had transpired at these

            12    meetings?

            13           A.    My meeting at Sard was in the

            14    afternoon of the day that they had had their

            15    meeting.

            16           Q.    Which meeting?

            17           A.    I'm sorry.  One of the meetings

            18    where the nominees for RJR had met was at

            19    Sard.  I could not attend that meeting.  I was

            20    able to go in the afternoon to meet the Sard

            21    people.  No report was given to me other than

            22    that they had met earlier that day.

            23           Q.    And what about the second

            24    meeting, did you receive a report about that

            25    meeting?







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             2           A.    Not that I recall.

             3           Q.    Did there come a time that you

             4    agreed with Mr. LeBow on the fee that you

             5    would receive in connection with your agreeing

             6    to be a nominee for election to the board of

             7    directors of RJR?

             8           A.    There came a time when I was

             9    informed of it.

            10           Q.    When was that?

            11           A.    Specifically?  I don't recall the

            12    date.

            13           Q.    Who informed you?

            14           A.    I think it was Mr. LeBow.

            15           Q.    Did he do this in person or by

            16    telephone?

            17           A.    I don't recall.

            18           Q.    What did he say to you and you to

            19    him?

            20           A.    My recollection is that he

            21    informed me that in addition to the

            22    indemnification, the nominees would be paid a

            23    fee of $30,000 for their commitment of time.

            24           Q.    Had you had a discussion with a

            25    fee with him prior to this occasion?







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             2           A.    No.

             3           Q.    With any representative of LeBow

             4    or Brooke Group?

             5           A.    No.

             6           Q.    How did the number $30,000 come

             7    to be chosen?

             8           A.    I don't know.

             9           Q.    What did you say?

            10           A.    I don't recall.

            11           Q.    Now, you referred in your earlier

            12    answer to indemnification.  When did the

            13    subject of indemnification first come up?

            14           A.    I don't recall.

            15           Q.    But you recall that it came up?

            16           A.    I think there was a document we

            17    sent by Milbank.

            18           Q.    Prior to receiving that document,

            19    had you discussed indemnification with anyone?

            20           A.    I don't recall.

            21           Q.    Was it a concern of yours?

            22                 MR. MASHBERG:  Object to the

            23           form.

            24           A.    Can you be more specific?

            25           Q.    Was it something that you were







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             2    considering as you were pursuing your various

             3    activities with respect to RJR?

             4                 MR. MASHBERG:  Object to the

             5           form.

             6                 MR. LOGAN:  Object to the form.

             7           A.    All the boards I'm on we have

             8    indemnification.  I guess I assumed it was a

             9    matter of course that we would get it.

            10                 MR. STERN:  I'm going to mark as

            11           the next exhibit a document from Mr.

            12           Ridings's file BR 94.

            13                 (Letter dated November 26, 1995

            14                 to Mr. Ridings from Brooke Group

            15                 Ltd., bearing production Nos. BR

            16                 94 marked Ridings Exhibit 19 for

            17                 identification, as of this date.)

            18           Q.    Mr. Ridings can you identify that

            19    document?

            20           A.    It's a letter sent to me by

            21    Brooke Group, and I can't read the signature.

            22           Q.    Is your signature on that

            23    document?

            24           A.    Yes.

            25           Q.    Is that document an agreement







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             2    with respect to your compensation for acting

             3    as or serving on the slate?

             4                 MR. MASHBERG:  Object to the

             5           form.

             6                 MR. LOGAN:  Object to the form.

             7                 MR. MASHBERG:  The document

             8           speaks for itself.

             9           A.    It just indicates that I would be

            10    paid $30,000.

            11           Q.    That is an agreement with respect

            12    to your compensation, is it not?

            13                 MR. MASHBERG:  Objection to the

            14           extent it's calling for a legal

            15           conclusion.

            16                 MR. LOGAN:  Object to the form.

            17           Objection.

            18           A.    It's a very short paragraph that

            19    I can read.

            20           Q.    All I'm asking you is what you

            21    understand that letter to be.  Is that a

            22    letter confirming an understanding with Brooke

            23    Group as with respect to your compensation for

            24    agreeing to serve on the slate of nominees?

            25           A.    Yes.







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             2                 MR. LOGAN:  Object to the form.

             3           Q.    Thank you.

             4                 Did there come a time when you

             5    signed another agreement with Brooke Group?

             6           A.    Regarding --

             7           Q.    Regarding RJR?

             8           A.    I'm not sure.

             9                 MR. STERN:  Let's mark as the

            10           next exhibit, a document from Mr.

            11           Ridings's file, BR 43 to 47.

            12                 (Unsigned, undated

            13                 indemnification agreement,

            14                 bearing production Nos. BR 0043

            15                 to 0047 marked Ridings Exhibit 20

            16                 for identification, as of this

            17                 date.)

            18           Q.    Did there come a time when you

            19    were sent a draft of an indemnification

            20    agreement?

            21           A.    I don't recall.

            22           Q.    I'm going to place Ridings

            23    Exhibit 20 before you.  Can you identify that

            24    document?

            25           A.    It looks like it's an unsigned,







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             2    undated indemnification agreement.

             3           Q.    Mr. Ridings, would you turn to

             4    the cover page, please?

             5           A.    All right.

             6           Q.    Is that a cover page that was

             7    faxed dated November 19, 1995 from Gayle Sered

             8    to yourself?

             9           A.    Yes.

            10           Q.    Do you remember receiving that

            11    fax and attachment?

            12           A.    Do I specifically remember

            13    receiving it?  No.

            14           Q.    Did you receive it?

            15           A.    I believe I did.

            16           Q.    What did you do with it?

            17           A.    I don't recall.

            18           Q.    Did you read it?

            19           A.    I think so.

            20           Q.    Did you show to it counsel?

            21           A.    It came from counsel.

            22           Q.    Did you show it to any other

            23    counsel?

            24           A.    No.

            25           Q.    Did you show it to anyone at







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             2    Alex. Brown?

             3           A.    No.

             4           Q.    Did you comment on it?

             5                 MR. MASHBERG:  Object to the

             6           form.

             7           A.    Not that I recall.

             8           Q.    I'm going to mark as the next

             9    exhibit, a document from Mr. Ridings's file,

            10    BR 438 to 444.

            11                 (Unmarked, undated

            12                 indemnification agreement with

            13                 changes, bearing production Nos.

            14                 BR 0437 to 0444 marked Ridings

            15                 Exhibit 21 for identification, as

            16                 of this date.)

            17           Q.    The exhibit that has been placed

            18    before you, can you identify it?

            19           A.    It appears to be another

            20    unmarked, undated indemnification agreement

            21    with changes.

            22           Q.    Did you receive that document or

            23    about November 21, 1995?

            24           A.    It appears so.

            25                 MR. MASHBERG:  He's asking you







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             2           not if you know what the document says

             3           but whether you recall receiving it.

             4           A.    I don't specifically recall

             5    receiving it.

             6           Q.    But you have no reason to think

             7    that you did not?

             8           A.    No.  I think I did.

             9           Q.    The cover letter refers to -- the

            10    cover letter suggests that the recipient might

            11    call with comments.  Did you call anyone with

            12    comments on that document?

            13           A.    No.

            14           Q.    Did there come a time when you

            15    signed an indemnification agreement?

            16           A.    I think so.

            17           Q.    Do you remember the date?

            18           A.    I don't.

            19           Q.    Did you keep a copy of that

            20    agreement in your file?

            21           A.    I don't know.

            22           Q.    Have you seen or do you remember

            23    seeing a signed indemnification agreement in

            24    the course of collecting documents in response

            25    to the subpoena?







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             2           A.    I don't remember.

             3           Q.    Do you remember to whom you sent

             4    a copy of the signed indemnification

             5    agreement?

             6           A.    I don't recall.

             7           Q.    If you wanted to obtain one, who

             8    would you ask to obtain it for you?

             9           A.    I would call Dick Lampen.

            10           Q.    Were you ever asked to comment on

            11    any press release that Brooke Group was making

            12    with respect to the RJR matter?

            13           A.    Yes.

            14           Q.    When was that?

            15           A.    I think -- I'm not sure when.

            16           Q.    Did you provide any comments?

            17           A.    They only sought my comments as

            18    to a couple of sentences they talked about me.

            19           Q.    Who asked you for comments?

            20           A.    I think the people at Sard.

            21                 MR. STERN:  I'm going to mark as

            22           the next exhibit, a document from Mr.

            23           Ridings's file, BR 187 to 192.

            24                 (Draft press release, bearing

            25                 production Nos. BR 0187 through







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             1                       Ridings

             2                 BR 0192, marked Ridings Exhibit

             3                 22 for identification, as of this

             4                 date.)

             5           Q.    Can you identify that document,

             6    Mr. Ridings?

             7           A.    It appears to be a draft press

             8    release.

             9           Q.    Who drafted it?

            10           A.    I don't know.

            11           Q.    Who sent it to you?  I'll put a

            12    prior question.  Did you receive a copy of

            13    that document?

            14           A.    I believe so.

            15           Q.    Do you remember when?

            16           A.    Specifically, no.

            17           Q.    Would you tell me the date that

            18    appears on the cover sheet.

            19           A.    11/20.

            20           Q.    November 20, 1995.  Does that

            21    refresh your recollection as to when you

            22    received that document?

            23           A.    I specifically don't recall.

            24           Q.    That document on its face asks

            25    you for comments on a drafted press release;







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             1                       Ridings

             2    is that correct?

             3                 MR. MASHBERG:  You mean the cover

             4           fax sheet?

             5                 MR. STERN:  Correct.

             6           A.    It does.

             7           Q.    Is that the request for comment

             8    that you were testifying about?

             9           A.    No.  Actually, I did not mean

            10    this.  There was another prior draft that had

            11    a paragraph on me that I commented on.  This

            12    looks like there were revisions to that.

            13           Q.    I take it these comments just

            14    related to the accuracy of the description of

            15    your background; is that correct?

            16                 MR. MASHBERG:  Object to the

            17           form.

            18                 MR. LOGAN:  Object to the form.

            19           Q.    What did the comments concern?

            20                 MR. MASHBERG:  What did his

            21           comments on the previous draft concern?

            22                 MR. STERN:  Yes.

            23           A.    My comments focused on the

            24    description of myself.

            25                 MR. STERN:  I'm going to mark as







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             2           the next exhibit, a document from Mr.

             3           Ridings's file, BR 409 to 413.

             4                 (Memorandum dated November 20,

             5                 1995, and attachments, bearing

             6                 production Nos. BR 0409 through

             7                 0413, marked Ridings Exhibit 23

             8                 for identification, as of this

             9                 date.)

            10           Q.    The exhibit that has been placed

            11    before you, can you identify that exhibit?

            12           A.    It appears to be a memorandum

            13    from Milbank.

            14           Q.    Did you receive that document?

            15           A.    I think it was sent to me.  Yes.

            16           Q.    Now, that document enclosed

            17    another document; is that correct, or so it

            18    says on the cover?

            19           A.    Yes.

            20           Q.    What document did it enclose

            21    according to the cover page?

            22           A.    Stockholder notice.

            23           Q.    Have we previously marked that as

            24    Exhibit 3?

            25           A.    Exhibit 3 is a stockholder







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             2    notice.

             3           Q.    Was that or a draft of that

             4    document the enclosure to the memorandum?

             5           A.    I would think so.  I don't know

             6    for sure.

             7           Q.    Now, did you read the stockholder

             8    notice when you received it?

             9           A.    Yes.  I read this.

            10           Q.    Now, pardon me for leaning over,

            11    but I only have one copy.  Exhibit 23 states,

            12    "If you have any questions, please contact me

            13    at," and a phone number.  It's signed Phil

            14    Berkowitz.  Did you contact Mr. Berkowitz

            15    concerning the document?

            16           A.    No.

            17           Q.    Did you contact anyone concerning

            18    the document?

            19           A.    No.  Not that I recall.

            20                 MR. MASHBERG:  Which document?

            21           Q.    Concerning the enclosure to

            22    Exhibit 17.

            23                 MR. LOGAN:  Exhibit 23.

            24           Q.    Sorry misspoke.  Exhibit 23?

            25           A.    Not that I recall.







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             2                 MR. STERN:  I would like to mark

             3           as the next exhibit, a document from

             4           Mr. Ridings's file, BR 466 and 468.

             5                 (Cover fax sheet dated 11/27 and

             6                 attachments, bearing production

             7                 Nos. BR 0466 through 0468, marked

             8                 Ridings Exhibit 24 for

             9                 identification, as of this date.)

            10           Q.    Exhibit 24 has been placed before

            11    you.  Can you identify that document?

            12           A.    It's a fax from my office back to

            13    Milbank with a signature page.

            14           Q.    Do you remember signing that

            15    document?

            16           A.    Not specifically.

            17           Q.    Is that the signature page to the

            18    indemnification agreement that we were

            19    discussing earlier?

            20           A.    It sounds like it is.

            21           Q.    Whose handwriting is on the cover

            22    sheet?

            23           A.    I'm not sure.  I can't tell if

            24    that is Andrea's or not.

            25                 MR. STERN:  I'm going to mark as







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             1                       Ridings

             2           the next exhibit a document from Mr.

             3           Ridings's file BR 420 to 432.  I should

             4           note for the record that the form in

             5           which I have it is a loose collection

             6           of pages clipped together.  I do not

             7           know whether they were produced clipped

             8           together in this fashion or maintained

             9           in Mr. Ridings's file in this fashion.

            10                 (Fax and attached newspaper

            11                 articles, bearing production Nos.

            12                 BR 0420 through BR 0432, marked

            13                 Ridings Exhibit 25 for

            14                 identification, as of this date.)

            15           Q.    Exhibit 25 has been placed before

            16    you.  Can you identify that document?

            17           A.    The first page is a fax sheet

            18    from Ben LeBow.

            19           Q.    Do you remember receiving that

            20    document?

            21           A.    Yes.

            22           Q.    Does that document refer to a

            23    meeting of the proposed slate of RJR

            24    directors?

            25           A.    Yes.







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             2           Q.    Is that one of the meetings that

             3    you were unable to attend?

             4           A.    Yes.

             5           Q.    Did you discuss -- after you

             6    received that fax, did you discuss or did you

             7    speak with Mr. LeBow concerning RJR?

             8           A.    With respect to the meeting?

             9           Q.    Yes.

            10           A.    No.  I had Andrea call him and

            11    tell him that I was out of town.

            12           Q.    Now, the exhibit has clipped to

            13    it several newspapers -- one or more newspaper

            14    articles.  Do you see that?

            15           A.    Yes.

            16           Q.    So the record is clear, do you

            17    remember whether that document, that exhibit

            18    was maintained in your file clipped together

            19    in the way that I gave it to you?

            20                 MR. MASHBERG:  With part of the

            21           cover sheet.

            22           A.    I don't think it was.  It may

            23    have just been the way you got it.

            24           Q.    What are the pages attached to

            25    that fax cover sheet.







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             2           A.    An article from The New York


             3    Times from December 26th.


             4           Q.    How did that article come into

             5    your possession?

             6           A.    I think I just kept it in my

             7    briefcase and had it filed in my RJR file.

             8           Q.    Is it your recollection that you

             9    clipped that article or was it sent to you?

            10           A.    From its appearance, I would say

            11    it's the whole page because we have pictures

            12    of things that are unrelated to RJR in it.  So

            13    I think it's something that I just pulled out

            14    of The_New_York_Times.  And it's from a couple


            15    of different dates.

            16           Q.    So there are several different

            17    clippings in there; is that correct?

            18           A.    It appears so.  Yes.

            19           Q.    Do you sometimes read the

            20    newspapers from time to time and note articles

            21    of interest to you and then ask your office to

            22    copy them and place them in the file?

            23           A.    I actually think the original is

            24    in the file folded over and whoever made the

            25    copies, copied everything, front and back.







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             2                 MR. STERN:  With the agreement of

             3           all present, I'll take the newspaper

             4           article and mark that as Ridings

             5           Exhibit 26 so is there is no confusion

             6                 (Fax cover sheet dated November

             7                 30, 1995, bearing production No.

             8                 BR 0420, re-marked Ridings

             9                 Exhibit 25 for identification, as

            10                 of this date.)

            11

            12                 (Newspaper clipping from The New

            13                 York Times, bearing production

            14                 Nos. BR 0421 through 0432, marked

            15                 Ridings Exhibit 26 for

            16                 identification, as of this date.)

            17           Q.    Mr. Ridings, is Exhibit 26 the

            18    newspaper pages that we discussed earlier in

            19    connection with Exhibit 25?

            20           A.    Yes.

            21                 MR. STERN:  I would like to have

            22           marked as a single exhibit, if there is

            23           no objection, a number of documents

            24           which were produced by Mr. Ridings.

            25           They all appear to be copies of news







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             2           articles or press releases or the like

             3           attached to fax cover pages that

             4           purport to be from Mr. Kirkland to a

             5           number of people, including Mr.

             6           Ridings.  So that the record is clear,

             7           I also see Bernstein Report included in

             8           these exhibits.

             9                 (Fax dated 11/17/95, and

            10                 attachments, bearing production

            11                 Nos. BR 181 to 184; BR 193 to

            12                 197; BR 201 to 209; BR 349 to

            13                 350; BR 353 to 360; BR 414

            14                 through 419; BR 445 to 455; BR

            15                 470 to BR 489; BR 502 to 503; BR

            16                 497 to BR 501; BR 504 to BR 515;

            17                 BR 520 to 525 and BR 527 to BR

            18                 538 marked Ridings Exhibit 27 for

            19                 identification, as of this date.)

            20           Q.    I'm going to place Exhibit 27

            21    before the witness but before that I'm going

            22    to show it to Mr. Logan.

            23                 (Group of articles, top article

            24                 bearing production Nos. BR 0177,

            25                 marked Ridings Exhibit 28 for







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             1                       Ridings

             2                 identification, as of this date.)

             3                 MR. STERN:  In the interest of

             4           protecting the record, I've been

             5           requested and agreed to read the Bates

             6           numbers into the record of Exhibit 27.

             7           BR -- these are the numbers of the

             8           separate documents that are compiled in

             9           Exhibit 27:  BR 181 to 184.  BR 193 to

            10           197.  BR 201 to 209.  BR 349 to 350.

            11           BR 353 to 360.  BR 414 through 419.  BR

            12           445 to 455.  BR 470 to BR 489.  BR 502

            13           to 503.  BR 497 to BR 501.  BR 504 to

            14           BR 515.  BR 520 to 525.  BR 527 to BR

            15           538.

            16           Q.    Mr. Ridings, I place Exhibit 27

            17    back before you.  Can you identify that

            18    document.

            19           A.    These are copies of various press

            20    releases, Bloomberg_News articles and other


            21    similar things, that were sent to me from the

            22    Brooke Group.  There is at least one research

            23    report in here as well.

            24           Q.    Is that a report by Mr. Black of

            25    Bernstein Research?







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             2           A.    Yes.

             3           Q.    Now, what is your understanding

             4    of those documents being sent to you by Brooke

             5    Group?

             6                 MR. MASHBERG:  Object to the

             7           form.

             8                 MR. LOGAN:  Object to the form.

             9           A.    I'm not sure what you mean.

            10           Q.    Why were you getting those

            11    documents?

            12                 MR. MASHBERG:  Object to the

            13           form.

            14                 MR. LOGAN:  Object to the form.

            15           A.    I think I answered that earlier.

            16    I thought Bryant Kirkland was acting kind of

            17    like a clipping service and not just sending

            18    me but sending everybody copies of press

            19    releases and other items.

            20           Q.    But the purpose was in order to

            21    permit you to -- in order to keep you informed

            22    about matters pertaining to the RJR consent

            23    solicitation; is that accurate?

            24                 MR. LOGAN:  Object to the form.

            25                 MR. MASHBERG:  Object to the







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             2           form.

             3           A.    I have never spoken with Bryant

             4    so I don't know what his purpose was.  Again I

             5    viewed it like a clipping service.

             6           Q.    What did you use it for?

             7                 MR. MASHBERG:  Object to the

             8           form.

             9           Q.    Did you make any use of those

            10    documents?

            11           A.    I read them.

            12           Q.    For what purpose?

            13           A.    So I can see what was in them.

            14           Q.    Why were you interested in seeing

            15    what was in the documents?

            16           A.    I don't understand your question.

            17           Q.    Were you attempting to keep

            18    yourself abreast of developments in Mr.

            19    LeBow's relationship with RJR?

            20                 MR. MASHBERG:  Object to the

            21           form.

            22                 MR. LOGAN:  Object to the form.

            23           A.    At least.

            24           Q.    Anything else?

            25           A.    I read them.  They came to me







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             1                       Ridings

             2    from Brooke in connection with this matter, so

             3    I read them.

             4           Q.    Take a look at Exhibit 28,

             5    please.  Can you identify that document?

             6           A.    These are more clippings from

             7    various papers.

             8           Q.    From where did you obtain those

             9    clippings?

            10           A.    I think those are ones that I

            11    pulled out of the newspaper.

            12           Q.    Again, why did you pull them out

            13    of the newspaper?

            14           A.    They had to do with RJR.

            15           Q.    Now, have you ever heard of a Mr.

            16    Gary Klesch?

            17           A.    No.

            18           Q.    You've heard of Gary Black?

            19           A.    Say the name again.

            20           Q.    Gary Black?

            21           A.    I think he's the analyst from

            22    Bernstein.

            23           Q.    You read at least one of his

            24    reports concerning RJR; is that correct?

            25           A.    Right.







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             2           Q.    Did you ever have any discussion

             3    with Mr. Black concerning RJR?

             4           A.    No.

             5           Q.    Did you ever have any discussions

             6    with anyone concerning RJR and Mr. Black?

             7           A.    Conversation with anyone about

             8    Mr. Black?

             9           Q.    Yes.

            10           A.    Not that I recall.

            11                 MR. STERN:  I would like to mark

            12           as the next document, a document from

            13           Mr. Ridings's file, BR 457 to 464.

            14                 (Bloomberg article on RJR,


            15                 bearing production Nos. BR 0457

            16                 through 0464, marked Ridings

            17                 Exhibit 29 for identification, as

            18                 of this date.)

            19           Q.    Mr. Ridings, can you identify

            20    that exhibit, please?

            21           A.    Yes.

            22           Q.    What is it?

            23           A.    It's a Bloomberg article on RJR


            24    that was prepared for me or run for me by one

            25    of the analysts who works for me.







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             1                       Ridings

             2           Q.    The name of that analyst?

             3           A.    Edings Thibault.

             4           Q.    Is the first page of the document

             5    of the exhibit a memo from Mr. Thibault to

             6    you?

             7           A.    Yes.

             8           Q.    Does it say, "Here are some

             9    stories from the KKR Borden deal"?

            10           A.    Yes.

            11           Q.    Did you ask Mr. Thibault to

            12    collect stories on the KKR Borden deal?

            13           A.    Yes.

            14           Q.    When did you ask him to do that?

            15           A.    It's dated November 1st.

            16           Q.    You are referring to the date on

            17    Mr. Thibault's memo to you; is that correct?

            18           A.    Right.

            19           Q.    When did you make the request of

            20    him that resulted in that memo?

            21           A.    I don't recall.

            22           Q.    But it was sometime prior to

            23    November 1st, is that correct, or on November

            24    1st?

            25           A.    Yes.  Could have been on the same







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             2    day.

             3           Q.    Now, why did you ask him to

             4    obtain documents -- to obtain information on

             5    the KKR Borden deal?

             6           A.    I was trying to refresh my memory

             7    on the KKR Borden, RJR deal.

             8           Q.    Why were you trying to do that?

             9           A.    So I can understand what

            10    happened.

            11           Q.    Why were you interested on or

            12    about November 1, 1995 in understanding what

            13    happened in the Borden KKR deal?

            14           A.    I'm not sure I understand.

            15           Q.    What prompted your requesting Mr.

            16    Thibault --

            17           A.    Edings.  It's easier to say his

            18    first name.

            19                 I don't know.

            20           Q.    Had you spoken with Mr. LeBow by

            21    this time about your joining the slate?

            22           A.    I don't recall.

            23           Q.    Is there anything that you

            24    learned about the Borden KKR deal that you

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             1                       Ridings

             2    to accept Mr. LeBow's invitation to join the

             3    slate?

             4           A.    I don't know that they were

             5    connected.

             6           Q.    In which file was this document

             7    maintained?

             8           A.    RJR.

             9           Q.    In your RJR file?

            10           A.    That is what it indicates.

            11           Q.    That file contained documents

            12    relating to your membership on Mr. LeBow's

            13    slate, or Brooke Group slate; is that correct.

            14                 MR. LOGAN:  Object to the form.

            15           A.    No.

            16           Q.    Did you obtain that document --

            17    I'll withdraw that and put another question.

            18                 Did you make your request of your

            19    associate to obtain that information because

            20    of anything having to do with New Valley's

            21    interest in RJR?

            22           A.    I don't specifically recall.

            23           Q.    You don't remember one way or the

            24    other whether your request for that

            25    information had anything to do with New







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             2    Valley?

             3           A.    Well, it obviously had to do with

             4    New Valley.

             5           Q.    Why is that obvious?

             6           A.    Because it deals with RJR.  I

             7    don't have an interest in RJR other than my

             8    position as a nominee.

             9           Q.    You are not a shareholder of RJR;

            10    is that correct?

            11           A.    No.

            12           Q.    Did the information that Mr.

            13    Thibault obtained for you have any bearing of

            14    a decision that you made as a director of New

            15    Valley?

            16           A.    I don't recall.

            17           Q.    Have you ever heard of George

            18    Levin?

            19           A.    It doesn't ring a bell.

            20           Q.    How about Ronald Bernstein?

            21           A.    That sounds familiar.  Refresh my

            22    memory.

            23           Q.    I'm going to place back before

            24    you, Ridings Exhibit 27, and I'll point to the

            25    first page where there is a list of names that







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             1                       Ridings

             2    include Warren Lichtenstein.  Do you see that?

             3           A.    Yes.

             4           Q.    Does that refresh your

             5    recollection?

             6           A.    I don't know who he is.

             7           Q.    What about George Levin, do you

             8    see his name on the list?  Does that refresh

             9    your recollection as to Mr. Levin?

            10           A.    No.

            11           Q.    What about Gary Klesch?

            12           A.    No.

            13           Q.    Who is Karen Eisenbud?

            14           A.    I don't know.

            15                 MR. STERN:  I would like to mark

            16           as the next exhibit, a page from Mr.

            17           Ridings's file.  BR 469.

            18                 (Fax dated November 13, 1995 to

            19                 Mr. Ridings from Mr. LeBow,

            20                 bearing production Nos. BR 0469,

            21                 marked Ridings Exhibit 30 for

            22                 identification, as of this date.)

            23           Q.    Mr. Ridings, can you identify

            24    that document?

            25           A.    It's a fax from Ben LeBow to me.







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             2           Q.    Do you remember receiving that

             3    document on or about the date indicated on it?

             4           A.    Yes.

             5           Q.    Whose handwriting is in the

             6    document?

             7           A.    There are two people's

             8    handwriting on the document.  The word which

             9    is not legible, it says "File," that is mine.

            10    The other I'm not familiar.

            11           Q.    The date on this document is

            12    November 13, 1995.  Do you see that?

            13           A.    Yes.

            14           Q.    And it appears to be an

            15    invitation to a meeting at the Sard firm; is

            16    that correct?

            17           A.    Yes.

            18           Q.    Is that the meeting that you

            19    testified to earlier that you were unable to

            20    attend?

            21           A.    Yes.

            22           Q.    And you attended a subsequent

            23    session at Sard later that day, is that

            24    accurate?

            25           A.    Yes.







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             2           Q.    Now, does this document refresh

             3    your recollection as to when you were first

             4    approached by Mr. LeBow about joining the

             5    slate?

             6           A.    No.

             7           Q.    About the date on which you got

             8    back to Mr. LeBow and told him that you would

             9    be interested in doing so?

            10           A.    No.

            11           Q.    There is a phone number on that

            12    document, do you see that?

            13           A.    Yes.

            14           Q.    Do you recognize that telephone

            15    number?

            16                 MR. LOGAN:  There are five or six

            17           phone numbers.

            18           Q.    There is a handwritten telephone

            19    number on that document.  Do you see that

            20    212-751-7272.  Do you recognize that?

            21           A.    No.

            22           Q.    Then there is a reference to a

            23    Mr. Lorber.  Do you see that?

            24           A.    Yes.

            25           Q.    What does that refer to, do you







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             2    know?

             3           A.    I can read what it says.

             4           Q.    Apart from what it says, do you

             5    know what it refers to?

             6           A.    I don't.

             7                 MR. STERN:  I'm going to mark as

             8           the next exhibit, a document from Mr.

             9           Ridings's file, BR 198 to 200.

            10                 (Fax dated 12/28/95, and

            11                 attachment, bearing production

            12                 Nos. BR 0198 through 200, marked

            13                 Ridings Exhibit 31 for

            14                 identification, as of this date.)

            15           Q.    I'm placing Exhibit 31 before you

            16    and I ask you if you can identify that

            17    document.

            18           A.    It is a copy of another news

            19    article.

            20           Q.    Is it a document that you

            21    retained in your file?

            22           A.    Yes.

            23           Q.    From whom did you receive it?

            24           A.    Brooke Group.

            25           Q.    Did you receive that document on







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             2    or about December 28, 1995?

             3           A.    I think so.

             4           Q.    Do you see that there are a list

             5    of names in the fax distribution?

             6           A.    Yes.

             7           Q.    Do you recognize or do you know

             8    who Stephanie Don is?

             9           A.    I don't see that.

            10           Q.    The last one?

            11           A.    I have no idea.

            12           Q.    Martin LeBow?

            13           A.    I don't know.

            14           Q.    Who is Mikhail, the name Mikhail

            15    Iosilevich.  Do you recognize that name?

            16           A.    No.

            17                 MR. STERN:  I'm going to mark as

            18           the next exhibit, a document from Mr.

            19           Ridings's file.  BR 490 to 496.

            20                 (Fax dated November 16, 1995 and

            21                 attachment, bearing production

            22                 Nos. BR 0490 through 0496, marked

            23                 Ridings Exhibit 32 for

            24                 identification, as of this date.)

            25           Q.    Can you identify that document?







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             2           A.    It's a fax from Milbank.

             3           Q.    Is that a fax that was sent to

             4    you?

             5           A.    It's addressed to me.

             6           Q.    Did you receive that document on

             7    or about the date indicated on the cover which

             8    is November 16, 1995?

             9           A.    I think so.

            10           Q.    Did you read it?

            11           A.    I think so.

            12           Q.    What is the attachment?

            13           A.    It appears to be a couple.  One

            14    is Annex F which is a summary of my resume.

            15    And there is a letter to Cede & Company dated

            16    November 20.  Excuse me.  To RJR on letterhead

            17    of Cede & Company.

            18           Q.    Did you have discussions about

            19    those documents with anyone?

            20           A.    Not that I recall.

            21           Q.    Just to bring us back to a frame

            22    of reference in terms of time, in terms of

            23    chronology, I believe -- there was a

            24    conversation with Mr. LeBow in which you

            25    expressed interest in joining his slate.  Then







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             2    there was a meeting at some point in the Sard

             3    offices in which you met with him and others

             4    to discuss the RJR matter; is that correct?

             5    Again, I'm just trying to set a time here, a

             6    frame of reference.

             7           A.    Yes.  I think we talked about

             8    both of those in detail.

             9           Q.    In between those events, I don't

            10    know how much detail we discussed but we did

            11    discuss them, in the time frame between those

            12    two events, did you have any discussion with

            13    anyone concerning RJR other than as to which

            14    you already testified?

            15           A.    Not that I can recall.

            16           Q.    Now, following the meeting in the

            17    Sard offices, what is the next conversation

            18    with Mr. LeBow or any representative of the

            19    Brooke Group that you remember concerning RJR?

            20           A.    It would have been at the next

            21    New Valley board meeting.

            22           Q.    Do you remember when that meeting

            23    was?

            24           A.    I don't.

            25           Q.    Was it in 1996 or in 1995.







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             2           A.    It was in 1995.

             3           Q.    Would it have been sometime in

             4    December of 1995?

             5           A.    I believe so.

             6           Q.    Who attended that meeting?

             7           A.    It was a phone meeting.

             8           Q.    When was the meeting called?

             9           A.    I don't recall.

            10           Q.    Was it a regular meeting?

            11           A.    Was it regular as opposed to

            12    special?

            13           Q.    Yes.

            14           A.    I don't recall.

            15           Q.    Who participated in the call?

            16           A.    Do I remember who the people on

            17    the phone were?

            18           Q.    Yes.

            19           A.    Mr. LeBow, Mr. Lorber, myself,

            20    Mr. Burns, Mr. Resseler, Mr. Kramer.  We may

            21    have had inside and outside counsel.

            22                 That is all I can think of off

            23    the top of my head.

            24           Q.    Were there other directors from

            25    New Valley on the phone?







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             2           A.    There probably was.  I just don't

             3    recall.

             4           Q.    Is Mr. Resseler affiliated with

             5    New Valley?

             6           A.    He's a director.

             7           Q.    Mr. Kramer?

             8           A.    Also a director.

             9           Q.    Mr. Burns is also a director?

            10           A.    Yes.

            11           Q.    Mr. Lorber, is he affiliated with

            12    New Valley?

            13           A.    Yes.  He's an officer.  I think

            14    he's a director.

            15           Q.    How long did this phone meeting

            16    last?

            17           A.    I don't recall.

            18           Q.    Was it more than an hour?

            19           A.    I don't recall.

            20           Q.    Did you take any notes during the

            21    meeting?

            22           A.    I did not.

            23           Q.    Where were you physically?

            24           A.    On a train.

            25           Q.    What time of day was the meeting?







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             2           A.    It was in the afternoon.

             3           Q.    You had this cell phone, I

             4    assume, and you took the call from a train; is

             5    that correct?

             6           A.    Right.  I usually use the phone

             7    on the train.

             8           Q.    Was this part of your regular

             9    commute?

            10           A.    No.

            11           Q.    Were there any documents

            12    circulated to the board in connection with

            13    this meeting?

            14           A.    I don't remember.

            15           Q.    What was said at this meeting, to

            16    your best recollection?

            17                 MR. MASHBERG:  Regarding?

            18           Q.    Regarding RJR.

            19           A.    I don't recall.

            20           Q.    Regarding New Valley's investment

            21    in RJR?

            22           A.    I don't recall anything specific

            23    about RJR.

            24           Q.    Do you recall anything -- I'm

            25    entitled to your recollection, no matter how







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             2    general.

             3           A.    I understand.

             4           Q.    Do you recall anything even in a

             5    general way about RJR?

             6           A.    It wasn't about RJR, the meeting.

             7    Someone always asks for an update and my

             8    recollection is just that things are moving

             9    forward.

            10           Q.    After this phone meeting, when

            11    was your next communication with anyone

            12    concerning RJR?

            13           A.    Specifically about RJR as opposed

            14    to New Valley?

            15           Q.    Well, anything having to do with

            16    Brooke Group, LeBow or New Valley's interest

            17    in RJR?

            18                 MR. LOGAN:  Object to the form.

            19           Q.    Do you understand that question

            20    or am I missing something?

            21           A.    Again my confusion is we had New

            22    Valley meetings fairly regularly.  And at

            23    those meetings, occasionally RJR would come

            24    up.

            25           Q.    When was the next meeting about







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             2    New Valley?

             3           A.    I think we had one in January.

             4           Q.    Was this a board meeting?

             5           A.    Another board meeting.

             6           Q.    Was this a phone meeting or a

             7    meeting at which you were all present?

             8           A.    Another phone meeting.

             9           Q.    Did RJR come up at that meeting?

            10           A.    Again, LeBow or Lorber or someone

            11    would always give an update on everything and

            12    RJR is reviewed at every meeting whether it's

            13    a sentence or two or whatever.

            14           Q.    Do you remember what Mr. LeBow

            15    and Mr. Lorber said at the January meeting?

            16           A.    No.

            17           Q.    What was the next communication

            18    you had with anyone concerning RJR?

            19           A.    I don't recall any specifically.

            20    We're almost at the current time.

            21           Q.    After this New Valley meeting in

            22    January that you just told me about, was there

            23    any other meeting, a subsequent meeting,

            24    relating to New Valley?

            25           A.    I don't think we had any other







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             2    New Valley meetings since the last board

             3    meeting.

             4           Q.    Has the board of directors of New

             5    Valley ever taken any formal action with

             6    respect to RJR?

             7                 MR. MASHBERG:  Object to the

             8           form.

             9                 MR. LOGAN:  Object to the form.

            10           A.    I don't know what you mean.

            11           Q.    Has the board of directors ever

            12    taken a vote or passed any resolutions with

            13    respect to RJR?

            14           A.    With respect to New Valley's

            15    actions?  With respect to RJR and Brooke?

            16           Q.    Yes.

            17           A.    I think we have.

            18           Q.    When was that?

            19           A.    I don't know.

            20           Q.    Was this one occasion or more

            21    than one occasion?

            22           A.    I don't recall.

            23           Q.    What occasion do you recall?

            24    What do you recall doing?

            25           A.    In order -- again under the







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             2    bankruptcy agreement, when New Valley went

             3    over a certain threshold with respect to

             4    investments or did anything with Brooke, we

             5    had to get opinions from outside investment

             6    bankers.  So that happened with Oppenheimer.

             7    Now I don't recall if we have to take a formal

             8    vote or I'm not quite sure how the mechanics

             9    work.  You really would have to talk to

            10    counsel for New Valley to see how the

            11    mechanics work.

            12           Q.    How many different occasions did

            13    New Valley obtain opinions from Oppenheimer or

            14    another outside investment banker?

            15           A.    I don't recall.

            16                 MR. LOGAN:  With respect to RJR?

            17                  MR. STERN:  Yes.

            18           A.    With respect to RJR, I don't

            19    recall.

            20           Q.    You recall at least one?

            21           A.    At least one.

            22                 MR. STERN:  I'm going to mark as

            23           the next exhibit, a document -- three

            24           documents from Mr. Ridings's files, BR

            25           539 through 548.







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             2                 (Memorandum dated January 2, 1996

             3                 with attached agreement, bearing

             4                 production Nos. BR 0539 through

             5                 0550, marked Ridings Exhibit 33

             6                 for identification, as of this

             7                 date.)

             8                 (Recess taken)

             9           Q.    I would like to correct the

            10    record in one respect.  Exhibit 33 is BR 539

            11    through 550.

            12                 Mr. Ridings, I'm placing Exhibit

            13    33 before you.  Can you identify that

            14    document?

            15           A.    It's a cover memo from Dick

            16    Lampen, and it included the agreement between

            17    New Valley and Brooke and the Oppenheimer

            18    opinion letter.

            19           Q.    Is that the opinion letter that

            20    you referred to in your earlier testimony?

            21           A.    Yes.

            22           Q.    Did you review those documents

            23    when you received them?

            24           A.    Yes.

            25           Q.    Did Mr. Lampen send you those







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             2    documents on or about January 2, 1996?

             3           A.    I believe so.

             4           Q.    What was the purpose, if you

             5    know, for his sending those documents to you?

             6           A.    I'm a director of New Valley.

             7           Q.    Did you discuss those documents

             8    with anyone?

             9           A.    I don't recall.

            10           Q.    So the record is clear, BR 540 is

            11    an agreement between New Valley Corporation

            12    and Brooke Group; is that correct?

            13           A.    Yes.

            14           Q.    And that document is approved by

            15    the New Valley board of directors?

            16           A.    I don't recall.

            17           Q.    Was that agreement discussed at

            18    any meeting of the New Valley's board of

            19    directors?

            20           A.    Yes.

            21           Q.    Do you remember any of the

            22    discussion?

            23           A.    My recollection is that we went

            24    through it.  I think Mr. Lampen walked us

            25    through.







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             2           Q.    Was this at the January meeting

             3    of the New Valley board?

             4           A.    No.  I think it would have been

             5    the December meeting.

             6           Q.    I'm sorry.  You are correct.  Is

             7    that the meeting in which you participated by

             8    phone from a train?

             9           A.    No.

            10           Q.    An earlier meeting?

            11           A.    No.  I think the phone meeting --

            12    it must have been an earlier meeting.  I'm not

            13    quite sure.  The train phone call had to do

            14    with some other New Valley matters.  I don't

            15    recall talking about this document at that

            16    meeting.

            17           Q.    But you do recall that there was

            18    a New Valley board meeting in December in

            19    which this document was discussed; is that

            20    correct?

            21           A.    I'm not sure if it was December

            22    or when.  But I do recall us talking about

            23    that document.

            24           Q.    And do you recall that Mr. Lampen

            25    walked you through the document; is that







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             2    correct?

             3           A.    I think it was Dick.  I'm not

             4    positive.

             5           Q.    I'm going to show you Section 1,

             6    Proposals.  And I'm going to ask you if Mr.

             7    Lampen said anything about Section 1,

             8    Proposals?

             9                 MR. LOGAN:  Objection.  The

            10           witness is cautioned not to disclose

            11           the substance of any confidential

            12           attorney-client communications at the

            13           meeting.

            14           Q.    Did anyone other than Mr. Lampen

            15    discuss this document?

            16           A.    Again, I'm not even positive it

            17    was Dick.  I just don't recall.

            18           Q.    Someone discussed it.  You don't

            19    know whether it was Mr. Lampen or not?

            20           A.    I think it was Dick but I'm not

            21    positive.

            22           Q.    If it wasn't Mr. Lampen, would it

            23    have been a lawyer for the company?

            24           A.    I don't remember.

            25           Q.    Did anyone who was not a counsel







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             2    for the company make any comment whatsoever on

             3    that document that you can remember?

             4           A.    I don't remember.

             5           Q.    Do you know whether the company,

             6    New Valley, provided information to

             7    Oppenheimer & Company so that it could develop

             8    its opinion dated December 27, 1995?

             9           A.    Do I know that they gave

            10    Oppenheimer?

            11           Q.    Yes.

            12           A.    I don't know.

            13           Q.    I think you indicated earlier

            14    that you had at least one discussion with

            15    someone from Oppenheimr, Mr. White, about a

            16    fairness opinion?

            17           A.    I think it was Mr. White.

            18           Q.    And the discussion concerned the

            19    fairness opinion that is part of Exhibit 33?

            20           A.    I believe so.

            21           Q.    Have you seen Exhibit 33, does it

            22    refresh your recollection in any way as to

            23    what you might have said to Mr. White and he

            24    to you?

            25           A.    Other than what we talked about?







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             2    Earlier?  Nothing else comes to mind.

             3           Q.    Other than what you've testified

             4    about, do you recall any discussion with

             5    anyone concerning this agreement with New

             6    Valley Corporation that is part of Exhibit 33?

             7           A.    I don't recall any.

             8           Q.    Other than the agreement that is

             9    part of Exhibit 33, are there any other

            10    agreements between New Valley Corporation and

            11    Brooke Group as respects RJR?

            12           A.    Other than that agreement?

            13           A.    I don't know.

            14           Q.    But you don't know of any?

            15           A.    No.  But I don't think --

            16           Q.    We are in a double negative.

            17           A.    I'm sorry.

            18           Q.    I think the record is clear.  You

            19    don't know whether or not there are other

            20    agreements between New Valley and Brooke Group

            21    concerning RJR?

            22           A.    I don't know.

            23           Q.    What is the purpose of the

            24    Oppenheimer & Co. fairness opinion?

            25                 MR. MASHBERG:  Objection.  Object







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             2           to the form.

             3                 MR. LOGAN:  Objection.

             4           A.    We talked about that earlier.

             5    The bankruptcy settlement required fairness

             6    opinions when there were any New Valley/Brooke

             7    interactions.

             8           Q.    For the benefit of who?

             9           A.    For the benefit of New Valley.

            10    The shareholders.

            11           Q.    The public shareholders of New

            12    Valley; isn't that correct?

            13           A.    Right.

            14           Q.    Why did the bankruptcy documents

            15    require that fairness opinion and procedure?

            16                 MR. LOGAN:  Object to the form.

            17           A.    I don't know that I can answer

            18    that question.

            19           Q.    Was this something that you

            20    negotiated in the course of your duties as

            21    advisor to a preferred shareholder committee

            22    in the New Valley bankruptcy?

            23           A.    It's not something that I

            24    negotiated.  So you know there were preferred

            25    A, B and common.  We were not just my







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             2    committee.

             3           Q.    Were you involved in negotiation

             4    of that provision?

             5           A.    I don't recall.

             6           Q.    Did there come a time when New

             7    Valley engaged in a firm called Jeffries in

             8    connection with RJR?

             9           A.    Yes.

            10           Q.    Did you have any discussions

            11    about that?

            12           A.    No.

            13           Q.    Do you know when that was?

            14           A.    Not off the top of my head.

            15           Q.    How did you come to know it?

            16           A.    I can't recall.

            17                 MR. STERN:  I'm going to mark as

            18           the next exhibit -- the next two

            19           exhibits -- a document from Mr.

            20           Ridings's files.  BR 551 through 564.

            21           BR 565 through 648.

            22                 (Memorandum dated January 8, 1996

            23                 with copy of Jeffries Engagement

            24                 Letter, bearing production Nos.

            25                 BR 0551 through BR 0564, marked







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             2                 Ridings Exhibit 34 for

             3                 identification, as of this date.)

             4

             5                 (Document headed "Brooke Group

             6                 Ltd. Consent Solicitation of RJR

             7                 Shareholders," bearing production

             8                 Nos. BR 0565 through 0648, marked

             9                 Ridings Exhibit 35 for

            10                 identification, as of this date.)

            11           Q.    I'm going to place Exhibit 34

            12    before you.  I ask you if you can identify

            13    that document.

            14           A.    Yes.

            15           Q.    What is it?

            16           A.    It's a memo from Dick Lampen to

            17    the board with a copy of the Jeffries

            18    engagement letter.

            19           Q.    Is that to the New Valley board?

            20           A.    Yes.

            21           Q.    Were those documents discussed at

            22    any meeting of the board of New Valley?

            23           A.    I don't recall.

            24           Q.    Did New Valley board of directors

            25    authorize the retention of Jeffries?







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             2           A.    I can't specifically recall.

             3           Q.    Do you know how New Valley came

             4    to choose Jeffries?

             5           A.    I don't know.

             6           Q.    Do you know the purpose for the

             7    retention of Jeffries?

             8           A.    It's stated in the engagement.

             9           Q.    Other than as may be stated in

            10    the engagement?

            11                 MR. MASHBERG:  Object to the

            12           form.

            13                 MR. LOGAN:  Objection.

            14                 MR. STERN:  I'll withdraw that

            15           question.

            16           Q.    Did you have any discussion with

            17    anyone concerning the purpose of the

            18    engagement of Jeffries?

            19           A.    I can't recall any.

            20           Q.    I have marked as the next

            21    exhibit, Exhibit 35.  I'm going to place that

            22    before you Mr. Ridings.

            23                 Can you identify that document?

            24    It's a document entitled "Consent Solicitation

            25    of RJR Shareholders."







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             2                 From whom did you obtain this?

             3    First let me ask you a preliminary question.

             4    Exhibit 35 consists of a number of loose pages

             5    which is the form in which we received it.

             6    Can you tell me if that was one document as

             7    maintained in your file or more than one

             8    document?

             9           A.    I believe it was one document.

            10           Q.    And from whom did you receive it?

            11           A.    Someone at Brooke or New Valley.

            12           Q.    Do you remember who?

            13           A.    I don't.

            14           Q.    Do you remember when?

            15           A.    It indicates in January.

            16           Q.    Do you know why you received it?

            17                 MR. MASHBERG:  Object to the

            18           form.

            19                 MR. LOGAN:  Objection.

            20           Q.    What was your understanding of

            21    the reason for your being given this document?

            22

            23                 MR. LOGAN:  Object to the form.

            24           A.    It was sent to me.  I didn't ask

            25    for it.







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             2           Q.    Did you have any discussions with

             3    anyone concerning that document?

             4           A.    Not that I recall.

             5           Q.    Did you read it?

             6           A.    I did.

             7                 MR. STERN:  I would like to mark

             8           as the next exhibit, a document from

             9           Mr. Ridings's file, BR 210 through 348.

            10                 (Group of documents headed "RJR

            11                 Nabisco Selected Documents,"

            12                 bearing production Nos. BR 0210

            13                 through 0348, marked Ridings

            14                 Exhibit 36 for identification, as

            15                 of this date.)

            16           Q.    Exhibit 36 is before you.  Can

            17    you identify that?

            18           A.    It's a copy of some documents

            19    concerning Brooke Group and RJR and research

            20    reports.

            21           Q.    Is that a collection of documents

            22    that you received from Brooke Group?

            23           A.    Either Brooke or New Valley.

            24           Q.    Did you receive all those

            25    documents at the same time or did you receive







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             1                       Ridings

             2    those documents at different times?

             3                 MR. MASHBERG:  Referring to

             4           Exhibit 36?

             5                 MR. STERN:  Yes.

             6           A.    It came -- I think it's all part

             7    of one bound package.

             8           Q.    Do you remember from whom it came

             9    first individually?

            10           A.    No.

            11           Q.    Was it Mr. Kirkland?

            12           A.    I don't know.

            13           Q.    Do you remember when it came?

            14           A.    No.

            15           Q.    What is your understanding as to

            16    why you received it?

            17                 MR. MASHBERG:  Object to the

            18           form.

            19                 MR. LOGAN:  Objection.

            20           Q.    Did you have any discussions with

            21    anyone as to why you were given that document?

            22           A.    I didn't ask that it be sent.

            23           Q.    Did you read it?

            24           A.    I did.

            25           Q.    Did you note when you read it --







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             1                       Ridings

             2    excuse me.  Did you note when you received it

             3    that there is a summary of a transaction

             4    reflected on the page marked 213?

             5           A.    Right.

             6           Q.    Did you read that page?

             7           A.    Yes.

             8           Q.    Did you discuss the transaction

             9    that is summarized on that page with anyone?

            10           A.    No.

            11           Q.    Had anyone ever discussed,

            12    discussed with you, at any time the

            13    possibility of a transaction between Liggett

            14    and RJR??

            15           A.    I don't recall any.

            16           Q.    When you read that page, did

            17    you --

            18                 MR. STERN:  I'll withdraw that

            19           question.

            20                 I'm going to mark as the next

            21           exhibit a document from Mr. Ridings's

            22           file, BR 361 through BR 404.

            23                 (Fax dated 1/2/96, with

            24                 attachments, bearing production

            25                 Nos. BR 361 through BR 404,







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             1                       Ridings

             2                 marked Ridings Exhibit 37 for

             3                 identification, as of this date.)

             4           Q.    Mr. Ridings can you identify that

             5    document?

             6           A.    It appears to be a copy of the

             7    solicitation of written consents with a cover

             8    sheet.

             9           Q.    This solicitation issued by

            10    Brooke Group; is that correct?

            11           A.    That is what it says.

            12           Q.    Do you remember receiving that

            13    document?

            14           A.    Not specifically.

            15           Q.    Did you read that document or any

            16    copy of it?

            17           A.    I have read the solicitation.

            18    Yes.

            19           Q.    Did you discuss the solicitation

            20    with anyone?

            21           A.    Not specifically that I recall.

            22    No.

            23           Q.    Now, sir, other than -- we've

            24    marked a number of exhibits today.  I'll ask

            25    you if you can recall receiving any documents







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             1                       Ridings

             2    concerning New Valley's interest in RJR other

             3    than the documents that we have marked as

             4    exhibits?

             5                 MR. MASHBERG:  Objection.

             6                 MR. LOGAN:  Object to the form.

             7           Q.    Any other documents?

             8           A.    Other documents that I have

             9    received on RJR.  Is that the question?

            10           Q.    Yes.

            11           A.    Other than everything we talked

            12    about so far?

            13           Q.    Yes.

            14           A.    No.

            15           Q.    You can remember no documents?

            16           A.    I can remember no documents.

            17           Q.    Have you ever discussed with

            18    anyone the possible -- I'll withdraw that

            19    question.

            20                 Do you recognize the name

            21    Liggett?

            22           A.    Yes.

            23           Q.    What is Liggett?

            24           A.    It's a tobacco company.

            25           Q.    Is it a tobacco company that is







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             1                       Ridings

             2    owned or controlled by Mr. LeBow and the

             3    Brooke Group?

             4           A.    I think it's owned by Brooke

             5    Group.

             6           Q.    Have you ever had any business

             7    relationships with Liggett?

             8           A.    No.

             9           Q.    Have you ever discussed with

            10    anyone the possibility of a sale of Liggett?

            11           A.    No.

            12           Q.    Merger or other businesses

            13    combination of Liggett?

            14           A.    No.

            15           Q.    Are you aware that Mr. LeBow had

            16    discussion in 1995 with representatives of RJR

            17    concerning a possible merger of Liggett and

            18    RJR?

            19                 MR. LOGAN:  Object to the form.

            20           A.    In the consent solicitation, I

            21    think there is a paragraph on that.  That is

            22    all I know of that matter.

            23           Q.    You never discussed that with

            24    anyone?

            25           A.    I have never discussed it.  No.







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             1                       Ridings

             2           Q.    Have you ever discussed with

             3    anyone how RJR was to be managed in the event

             4    that Brooke Group -- in the event that the

             5    slate of nominees of which you are a member is

             6    elected as the board of directors of RJR?

             7           A.    I'm sorry.  Run-on sentence.

             8           Q.    You are on a slate of directors

             9    of candidates for the board of directors for

            10    RJR; is that correct?

            11           A.    Yes.

            12           Q.    In the event that slate is

            13    elected --- I'll withdraw that.

            14                 Have you ever discussed with

            15    anyone how RJR would be managed in the event

            16    that slate were to be elected?

            17                 MR. MASHBERG:  Object to the

            18           form.

            19           A.    No, I have not.

            20           Q.    Have you ever discussed with

            21    anyone any approach by anyone associated with

            22    Brooke Group to any third-party investor

            23    concerning RJR?

            24                 MR. LOGAN:  Object to the form.

            25           A.    I didn't understand what you mean







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             1                       Ridings

             2    by "approach."

             3           Q.    Any -- I'll rephrase the

             4    question.  Have you ever discussed with anyone

             5    associated with Brooke Group, whether anyone

             6    from Brooke Group had contacted any other

             7    person concerning an investment in RJR?

             8                 MR. LOGAN:  Object to the form.

             9           A.    I don't recall.

            10           Q.    Have you ever heard of Lucia Tan.

            11           A.    I don't know that name.

            12           Q.    Prior to joining the board of New

            13    Valley, had you any dealings with Mr. LeBow?

            14           A.    I met him previously.

            15           Q.    When?

            16           A.    The date?

            17           Q.    To your best recollection?

            18           A.    Prior to 1990.

            19           Q.    In what connection?

            20           A.    While I was at Drexel, I

            21    represented a company that we were selling and

            22    one of the companies we were soliciting to see

            23    if they had interest in Western Union.  And

            24    then in connection with that, I had met Mr.

            25    LeBow.







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             2           Q.    Was that your only interaction

             3    with Mr. LeBow prior to the New Valley

             4    bankruptcy proceeding?

             5           A.    Yes.

             6           Q.    Prior to the New Valley

             7    bankruptcy, did you have any dealings with

             8    Brooke Corporation?

             9           A.    No.

            10           Q.    With Mr. Resseler?

            11           A.    I knew who he was.  He was

            12    employed by Drexel.  We may have had a

            13    conversation now and then.

            14           Q.    You didn't work with him at

            15    Drexel, did you?

            16           A.    I did not.

            17           Q.    What about Fred Zuckerman?

            18           A.    No.

            19           Q.    Did you ever discuss with Mr.

            20    Zuckerman a change -- I'll put a question

            21    rather than just a name.

            22                 Did you ever hear of Mr.

            23    Zuckerman prior to your involvement in the

            24    Brooke Group slate?

            25           A.    No.







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             2           Q.    So you had not had any

             3    conversations with him?

             4           A.    No.

             5           Q.    Do you know Chris Andersen?

             6           A.    Yes.

             7           Q.    Have you ever discussed RJR with

             8    Chris Andersen?

             9           A.    No.

            10           Q.    Did you ever hear of Michael

            11    Price?

            12           A.    Yes.

            13           Q.    For the record, who is Mr. Price?

            14           A.    He is a fund manager of mutual

            15    shares.

            16           Q.    Have you ever discussed RJR with

            17    Mr. Price?

            18           A.    No.

            19           Q.    Have you ever discussed Mr. Price

            20    with Mr. LeBow or anyone associated with Mr.

            21    LeBow?

            22           A.    No.

            23           Q.    I'm sure you heard of the firm

            24    Wassherstein Parella?

            25           A.    Yes.







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             2           Q.    Do you know a Mr. Biaz who worked

             3    with Wassherstein Parella.  Mario Biaza.  Do

             4    you know him?

             5           A.    I don't think so.

             6           Q.    Had you ever had any dealings

             7    with Wassherstein Parella concerning RJR?

             8           A.    No.

             9           Q.    Have you heard of a company

            10    called Starbuch?

            11           A.    No.

            12           Q.    Intabex?

            13           A.    No.

            14           Q.    Do you know or have you heard of

            15    a Mr. Tony Taberer?

            16           A.    No.  Doesn't ring a bell.

            17           Q.    Now, have you heard of anything

            18    called the Steele Partners?

            19           A.    No.

            20           Q.    Now, you told me that you have

            21    two agreements with Brooke Group.  You have an

            22    indemnification agreement and a compensation

            23    agreement; is that correct, with respect to

            24    the slate?

            25                 MR. MASHBERG:  Object to the form







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             1                       Ridings

             2           of the question.

             3                 MR. LOGAN:  Objection.

             4           A.    I'm not sure if those are

             5    agreements with Brooke or New Valley or both.

             6           Q.    We've marked as exhibits a form

             7    of indemnification agreement and a letter

             8    reflecting or referring to a $30,000 payment?

             9           A.    Right.

            10           Q.    Do you have any other

            11    understandings with Mr. LeBow or Brooke Group

            12    as with respect to RJR?

            13           A.    No.

            14           Q.    The $30,000 compensation for

            15    being a member of the slate, is that being

            16    paid to you personally or will it be paid to

            17    Alex. Brown?

            18           A.    Personally to me.

            19           Q.    Have you ever performed any

            20    financial analysis of Liggett Corporation?

            21           A.    Independent financial analysis?

            22           Q.    Yes.

            23           A.    No.

            24           Q.    Why did you qualify the answer by

            25    reference to an independent financial







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             1                       Ridings

             2    analysis?

             3           A.    I didn't understand your

             4    question.

             5           Q.    Did you ever perform financial

             6    analysis of any kind of Liggett?

             7           A.    No.

             8           Q.    Now, have you ever performed any

             9    analysis of the spin-off -- of the financial

            10    consequences of a spin-off of Nabisco?

            11           A.    I haven't performed any analysis.

            12    No.

            13           Q.    Are you committed to supporting

            14    the spin-off in the event that you are elected

            15    to be a member of the board of directors of

            16    RJR?

            17                 MR. MASHBERG:  Object to the

            18           form.

            19                 MR. LOGAN:  Object to the form.

            20                 MR. MASHBERG:  Are you talking in

            21           his own mind or communication?

            22           Q.    Have you committed to anyone that

            23    you would vote for a spin-off in the event

            24    that you are elected to the RJR board?

            25           A.    I have not guaranteed how I would







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             1                       Ridings

             2    vote on any matter -- any matter.  I don't

             3    have any information yet that would -- enough

             4    information that would fulfill the sort of

             5    obligations I have as a director to make that

             6    sort of a decision.

             7           Q.    In the event that you are asked

             8    to make a decision, the decision you make will

             9    depend on the information that you are given

            10    at the time and your evaluation of it; is that

            11    correct?

            12                 MR. MASHBERG:  Object to the

            13           form.

            14                 MR. LOGAN:  Objection.

            15           A.    I expect, if elected, that the

            16    board would review this matter fairly promptly

            17    and make a decision.

            18           Q.    You don't know what decision you

            19    will make in that event?

            20           A.    I don't think I have all the

            21    important relevant complete information yet to

            22    make a final decision.

            23           Q.    Is there any information that you

            24    believe you need that will assist you in

            25    making such a decision?







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             2           A.    All I have seen is the public

             3    documents.  I haven't seen anything other than

             4    that.

             5           Q.    Those are the documents that are

             6    among the exhibits that we've marked today as

             7    well as documents that you've retained in your

             8    file?

             9           A.    The 10-K and 10-Q that I didn't

            10    bring.  Right.

            11                  MR. STERN:  By the way, I'm

            12           going to request, for the record, an

            13           identification, either copies of or

            14           identification by title and date of the

            15           public documents that have been

            16           retained.

            17                 Now, I'm going to mark what I

            18           think will be the final exhibit, a

            19           document that appears to be a 10-K for

            20           New Valley Corporation.

            21                 (10-K for New Valley Corporation

            22                 marked Ridings Exhibit 38 for

            23                 identification, as of this date.)

            24           Q.    Mr. Ridings, can you identify

            25    that document as a Form 10-K for New Valley







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             1                       Ridings

             2    Corporation for the year ended December 31,

             3    1994?

             4           A.    Right.  That is what it says.

             5           Q.    Did you review the New Valley

             6    10-K for that year?

             7                 MR. MASHBERG:  Before or after it

             8           was prepared?

             9                 MR. STERN:  Before it was

            10           prepared.

            11           A.    I don't recall.

            12           Q.    Sir, did you sign a copy of that

            13    document?

            14           A.    I don't recall.  It doesn't

            15    indicate that I did.  But I don't know.

            16           Q.    You were on the board of

            17    directors of New Valley during -- when that

            18    document was filed with the S.E.C.; is that

            19    correct?  I think there is a stamp on the

            20    front of the document.

            21           A.    I would have been on the board in

            22    March.

            23           Q.    March 1995?

            24           A.    Correct.

            25           Q.    In the course of any of your







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             1                       Ridings

             2    discussions concerning New Valley, has the

             3    subject of New Valley's status under the

             4    Investment Company Act of 1940 come up?

             5           A.    Yes.

             6           Q.    When was the first time that came

             7    up?

             8           A.    Very first board meeting I

             9    attended.

            10           Q.    Has there ever been a discussion

            11    and has it come up subsequently at board

            12    meetings?

            13           A.    Has what?

            14           Q.    The subject of New Valley's

            15    status under the Investment Company Statute

            16    Act of 1940.  Has that subject come up from

            17    time to time throughout 1995?

            18           A.    Yes.

            19           Q.    When was the last time it was

            20    discussed?

            21           A.    In January.

            22           Q.    This past January?  January 1996?

            23           A.    Right.  This month.

            24           Q.    Most recent board meeting?

            25           A.    Yes.







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             1                       Ridings

             2           Q.    What was said on the subject?

             3                 MR. LOGAN:  I would like to

             4           caution the witness not to -- he can

             5           answer the question -- not to disclose

             6           any attorney-client communication.

             7           Q.    Who spoke on the subject?

             8           A.    Outside counsel and inside

             9    counsel.

            10           Q.    Anyone else?

            11           A.    Management.

            12           Q.    What did management say?  Who

            13    from management, let me ask that question

            14    first?

            15           A.    Mr. Lorber, Mr. LeBow.

            16           Q.    What did they say on this

            17    subject?

            18                 MR. MASHBERG:  Answer the

            19           question but what you do is don't

            20           disclose attorney-client communication

            21           if Mr. Lorber or Mr. LeBow included

            22           those in those comments to the board.

            23           A.    Can you repeat your question?

            24           Q.    What did Mr. Lorber or LeBow say

            25    on the subject of New Valley's status under







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             1                       Ridings

             2    the Investment Company Act of 1940.

             3           A.    It was a discussion of what the

             4    status was under the Investment Company Act.

             5           Q.    What did they say on that

             6    subject?

             7           A.    Specifically?

             8           Q.    Yes.

             9           A.    I can't remember the specifics.

            10           Q.    Can you remember anything about

            11    what they said?

            12           A.    About what they said?

            13           Q.    Yes.

            14           A.    We were reviewing various numbers

            15    and schedules.

            16           Q.    I take it you were reviewing

            17    documents; is that correct?

            18           A.    Yes.

            19           Q.    Did any of those documents or

            20    schedules refer in any way to RJR?

            21           A.    Well, RJR is in our accounts and

            22    records.  So any balance sheet has RJR shown

            23    as an asset.  Not on the balance sheet per se,

            24    but it's there.

            25           Q.    What percentage of the assets are







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             2    represented by the RJR investment?

             3           A.    I don't recall.

             4           Q.    Do you remember approximately?

             5           A.    No.

             6           Q.    Do you know whether or not New

             7    Valley has sought any relief from the

             8    Securities and Exchange Commission with

             9    respect to registration of New Valley under

            10    the Investment Company Act?

            11                 MR. MASHBERG:  Object to the

            12           form.

            13                 MR. LOGAN:  Objection.

            14           A.    I think it was the --

            15                 MR. MASHBERG:  Just answer his

            16           question.

            17           A.    No.

            18           Q.    They have not sought such relief?

            19           A.    No.

            20           Q.    To your knowledge, is New Valley

            21    presently in compliance with the Investment

            22    Company Act?

            23                 MR. LOGAN:  Object to the form.

            24                 MR. STERN:  I'll withdraw that.

            25           Q.    I'll show the witness the







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             1                       Ridings

             2    discussion of the Investment Company Act that

             3    appears on Pages 4 and 5 of Exhibit 38.

             4           A.    Okay.

             5           Q.    Now, do you see that this

             6    discussion refers to a Rule 3a-2 and a

             7    one-year period under that rule.  Do you see

             8    that?

             9           A.    Right.

            10           Q.    Do you see further that the

            11    discussion says that if a company has not

            12    become engaged in a businesses or businesses

            13    other than that of investing, reinvesting

            14    owning, holding or trading in securities,

            15    prior to the end of the one-year period

            16    referred to in that discussion the company

            17    will seek to obtain an extension of the date

            18    or an exception from the S.E.C. or a no-action

            19    position from the staff with respect to

            20    registration?

            21                 MR. LOGAN:  Object to the form.

            22           Q.    Do you see that discussion in

            23    that paragraph.

            24           A.    Yes.

            25           Q.    Has the company become engaged in







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             1                       Ridings

             2    businesses other than primarily in business

             3    other than that of investing, reinvesting,

             4    holding or trading securities?

             5                 MR. LOGAN:  Object to the form.

             6           A.    Can you clarify your question?

             7           Q.    Does the company continue to rely

             8    on an exception from registration under the

             9    Investment Company Act?

            10                 MR. MASHBERG:  Object to the

            11           form.

            12                 MR. LOGAN:  Object to the form.

            13           A.    I'm not sure what the question

            14    means.  It's a legal question.

            15           Q.    Do you understand -- I'll

            16    withdraw that.

            17                 You see that this discussion

            18    indicates that the company is relying as of

            19    the date of this document on an exception from

            20    registration provided under the Investment

            21    Company Act?

            22           A.    This is March of '95.

            23           Q.    Yep.  You see further that the

            24    discussion indicates that that exception has a

            25    one-year time period.







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             2           A.    Right.

             3           Q.    What I'm asking you is:  Is the

             4    company continuing to rely on that exception?

             5                 MR. MASHBERG:  Object to the

             6           form.  You are asking for a legal

             7           conclusion, Counsel.

             8                 MR. STERN:  I'm asking whether he

             9           knows, based on discussion he's heard

            10           in his capacity as a New Valley

            11           director, of whether or not the company

            12           is continuing to rely on that.

            13           A.    Again, I'm not sure I know how to

            14    answer that question.  I'm not a lawyer.

            15           Q.    I'm not asking for your opinion

            16    as to whether they need to or not.  I'm simply

            17    asking you if anyone told you whether the

            18    company was or not?

            19           A.    Was or not?

            20           Q.    Relying on that exception?

            21           A.    I don't recall anyone telling me

            22    specifically whether we are or are not relying

            23    on that.

            24           Q.    Has anyone told you whether the

            25    company is relying on any exception of any







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             1                       Ridings

             2    kind from the Investment Company Act?

             3                 MR. MASHBERG:  Objection, form.

             4                 MR. LOGAN:  Objection.

             5                 MR. MASHBERG:  These are legal

             6           questions.

             7                 MR. STERN:  No.  I'm simply

             8           asking what he heard.

             9           A.    Again, I'm unclear in your

            10    question.

            11           Q.    As we sit here today, what is

            12    your understanding of the status of New Valley

            13    under the Investment Company Act of 1940?

            14                 MR. MASHBERG:  Objection, form.

            15                 MR. LOGAN:  Objection.

            16           A.    My understanding is that we are

            17    not an investment company.

            18           Q.    You are not an investment

            19    company?

            20           A.    No.

            21           Q.    What is the basis of that

            22    understanding?

            23           A.    Based on the board meetings and

            24    conversations we've had.

            25           Q.    Is your understanding that you







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             1                       Ridings

             2    are not an investment company and, therefore,

             3    need not register or that you would be -- you

             4    would be an investment company and require to

             5    register but for reliance on an exception?

             6                 MR. MASHBERG:  Objection.  Form.

             7           This is like the bar examination here.

             8                 MR. LOGAN:  Objection.

             9                 MR. STERN:  I'll stand on that

            10           question.

            11           A.    I don't know how to answer it.

            12    It's a compound question.

            13           Q.    Is it your understanding that New

            14    Valley would be required to register under the

            15    Investment Company Act absent an exception?

            16                 MR. LOGAN:  Object to the form.

            17                 MR. MASHBERG:  Object to the

            18           form.

            19           A.    I'm struggling with the question.

            20    Required?  I guess -- that is what the law

            21    says?  If that is what the law says, that is

            22    what we have to do.

            23           Q.    Do you know the 10-K refers to a

            24    one-year period under Rule 3a-2.  Did you see

            25    that as you read it?







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             1                       Ridings

             2           A.    Right.

             3           Q.    Am I correct that that period

             4    expired on or about January 18th?

             5           A.    I don't know.

             6           Q.    Did you ever discuss with anyone

             7    the expiration of that one-year period?

             8           A.    Yes.  It's been discussed.

             9           Q.    Where?

            10           A.    Where?

            11           Q.    Yes.  Where did you discuss it?

            12           A.    At board meetings.

            13           Q.    Starting when?

            14           A.    As I indicated, the very first

            15    board meeting I attended we talked about it.

            16           Q.    What was said on that subject?

            17                 MR. MASHBERG:  I caution you not

            18           to disclose communications between

            19           attorney and client on that subject.

            20           A.    I don't know how to answer that

            21    question.  We talked about it a lot.

            22           Q.    What conclusion have those

            23    discussions come to?

            24           A.    I think I answered that question

            25    before.







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             1                       Ridings

             2           Q.    Which is?

             3           A.    It's my understanding that New

             4    Valley is not an investment company.

             5           Q.    New Valley acquire any operating

             6    businesses within the last year that is

             7    publicly disclosed?

             8           A.    During the last year, New Valley

             9    made a number of acquisitions of businesses

            10    and assets and divested some business.  And

            11    again, I think all significant ones have been

            12    publicly announced or will be if they haven't

            13    been.

            14           Q.    Do operating companies comprise

            15    more than half of New Valley's assets?

            16                 MR. MASHBERG:  Object to the

            17           form.

            18                 MR. LOGAN:  Object to the form.

            19           A.    I don't know the answer to that

            20    off the top of my head.

            21           Q.    Who at New Valley is responsible

            22    for handling Investment Company Act issues?

            23                 MR. MASHBERG:  Object to the

            24           form.

            25           A.    Ultimately?







                     CLASSIC REPORTING, INC. (212) 268-2590

                                                                     179


             1                       Ridings

             2           Q.    Yes.

             3           A.    I would think the chairman of the

             4    board.  He's ultimately responsible.

             5           Q.    Do you know who has been given

             6    day-to-day responsibility for handling the

             7    matter?

             8                 MR. MASHBERG:  Object to the

             9           form.

            10                 MR. LOGAN:  Object to the form.

            11           A.    I don't know that anyone

            12    specifically has been given day-to-day

            13    responsibility

            14           Q.    If you had a question about the

            15    Investment Company Act as respects New Valley,

            16    who would you call?

            17                 MR. LOGAN:  Object to the form.

            18           A.    I would call Dick Lampen.

            19           Q.    Did you ever hear any discussion

            20    of the Investment Company Act -- I'll withdraw

            21    that question.

            22                 Did the subject of the Investment

            23    Company Act ever come up in the context of any

            24    discussion that you had at New Valley

            25    concerning RJR?







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                                                                     180


             1                       Ridings

             2                 MR. MASHBERG:  Remember any

             3           attorney-client communications.

             4           A.    I don't recall.

             5           Q.    Other than you've testified, can

             6    you recall any discussion or any discussion

             7    with Mr. LeBow concerning his interest in RJR?

             8                 MR. MASHBERG:  Object to the

             9           form.

            10                 MR. LOGAN:  Objection.

            11           A.    I think we pretty much covered

            12    each of the meetings and conversations that

            13    I've had.  I cannot recall anything

            14    specifically that we haven't talked about.

            15           Q.    What about any other person

            16    associated with Brooke Group; can you recall

            17    any communications you had with any such

            18    person concerning RJR other than as you have

            19    testified this morning?

            20                 MR. MASHBERG:  Objection.  Form.

            21                 MR. LOGAN:  Objection.

            22           A.    That is really a broad question.

            23    There may have been a conversation where

            24    someone called and said:  Hey, did you get

            25    whatever it is we sent you.







                     CLASSIC REPORTING, INC. (212) 268-2590

                                                                     181


             1                       Ridings

             2           Q.    Other than conversations

             3    concerning the delivery of documents or

             4    scheduling and the like, can you recall any

             5    conversation except as you've testified?

             6                 MR. MASHBERG:  Objection.  Form.

             7                 MR. LOGAN:  Objection.

             8           A.    None immediately come to mind.

             9           Q.    Has Mr. LeBow or any of his

            10    colleagues said anything to you about the

            11    possibility that it may not be necessary to

            12    have the slate actually proceed with the

            13    nomination and election process?

            14                 MR. MASHBERG:  Objection.  Form.

            15                 MR. LOGAN:  Objection.

            16           A.    Can you rephrase that question?

            17           Q.    Sure.  Has Mr. LeBow ever said

            18    anything to to you suggest that circumstance

            19    might prove it unnecessary for the slate to

            20    actually be proposed?

            21           A.    I think the consent solicitation

            22    indicates that if RJR determines to spin off

            23    the food group now, that there would not be a

            24    need for the nominees to go forward.

            25           Q.    Other than what you've read in







                     CLASSIC REPORTING, INC. (212) 268-2590

                                                                     182


             1                       Ridings

             2    the consent solicitation, have you discussed

             3    that with anyone?

             4           A.    Not that I recall.

             5                 MR. STERN:  No further questions.

             6                 MR. LOGAN:  I have nothing.

             7                 (Time noted:  2:30 p.m.)

             8

             9                 Barry W. Ridings

            10

            11    Subscribed and sworn to

            12    before me this______day

            13    of_________________1996.

            14

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25







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                                                                     183


             1

             2
                                  C E R T I F I C A T E
                                  _ _ _ _ _ _ _ _ _ _ _
             3
                  STATE OF NEW YORK     )
             4                          )  ss.:
                  COUNTY OF NEW YORK    )
             5
                               I, ARTA PASCULLO, a Registered
             6
                         Professional Reporter and Notary Public
             7
                         within and for the State of New York, do
             8
                         hereby certify:
             9
                               That I reported the proceedings in
            10
                         the within-entitled matter, and that the
            11
                         within transcript is a true record of
            12
                         such proceedings.
            13
                               I further certify that I am not
            14
                         related, by blood or marriage, to any of
            15
                         the parties in this matter and that I am
            16
                         in no way interested in the outcome of
            17
                         this matter.
            18
                               IN WITNESS WHEREOF, I have hereunto
            19
                         set my hand this________day of__________,
            20
                         1996.
            21

            22                             ARTA PASCULLO, RPR

            23

            24

            25







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                                                                     184


             1

             2    January 22, 1996

             3                        I N D E X


             4    WITNESS                                      PAGE

                  BARRY W. RIDINGS
             5           Examination byl Mr. Stern               4

             6                        E X H I B I T S


             7    RIDINGS

                  FOR IDENTIFICATION                           PAGE

             8    1      Copy of subpoena                        6

             9    2      Privileged log                         11

            10    3      Letter from Brooke Group to
                         RJR, bearing production Nos.
            11           BR 1 through BR 93                     18

            12    4      Letter from Mr. Ridings to
                         Mr. Bell, bearing production
            13           Nos. BR 5128                           26

            14    5      Memorandum dated December 19
                         from Mark Bell to Mr. Ridings,
            15           et_al., bearing production

                         Nos. BR 519                            26
            16
                  6      Multipage document, top letter
            17           from Mr. Lampen to Mr. Richard
                         White, bearing production Nos.
            18           BR 8660 through 8662                   52

            19    7      Copy of directors and officers
                         questionnaire, bearing production
            20           Nos. BR 0147 through 0168              71

            21    8      Document headed "Questionnaire
                         for Nominees," bearing production
            22           Nos. BR 0125 through 0145              71

            23    9      One-page document, bearing
                         production Nos. BR 0146                71
            24

            25







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                                                                     185


             1

             2    January 22, 1996
                                   E X H I B I T S
             3                       (Continued)
                  RIDINGS

             4    FOR_IDENTIFICATION                           PAGE

                  10     Fax from J. Bryant Kirkland III
             5           and newspaper article from
                         The_Wall_Street_Journal dated

             6           Friday, November 10, 1995,
                         bearing production Nos. BR
             7           0095 and 0096                          80

             8    11     Fax from J. Bryant Kirkland III
                         and article from Miami_Daily_

             9           Business_Review, bearing production

                         Nos. BR 0097 and 0098                  80
            10
                  12     Fax from J. Bryant Kirkland III,
            11           and copy of research report,
                         bearing production Nos. BR 0099
            12           through 0103                           80

            13    13     Fax cover sheet dated 11/13/95 and
                         accompanying articles, bearing
            14           production Nos. BR 0104
                         through BR 0109                        84
            15
                  14     Copies of articles from The_
                                                 ___
            16           Wall_Street_Journal and The_

                         New_York_Times, bearing production

            17           Nos. BR 0110 through BR 0121           85

            18    15     Letter dated November 7, 1995
                         to Shareholders from RJR Nabisco,
            19           bearing production Nos. BR 0179
                         and 0180                               87
            20
                  16     Letter dated November 14, 1995
            21           from Brooke Group Ltd. to
                         Shareholders RJR Nabisco, bearing
            22           production Nos. BR 0173 through
                         BR 0176                                87
            23
                  17     Consent of Nominee, bearing
            24           production Nos. BR 0123 and
                         BR 0124                                89
            25







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                                                                     186


             1

             2    January 22, 1996
                                   E X H I B I T S
             3                       (Continued)
                  RIDINGS

             4    FOR_IDENTIFICATION                           PAGE

                  18     Document headed "Questions &
             5           Answers," bearing production
                         Nos. BR 0169 through 0172              92
             6
                  19     Letter dated November 26, 1995
             7           to Mr. Ridings from Brooke Group
                         Ltd., bearing production Nos.
             8           BR 94                                 101

             9    20     Unsigned, undated indemnification
                         agreement, bearing production
            10           Nos. BR 0043 to 0047                  103

            11    21     Unmarked, undated indemnification
                         agreement with changes, bearing
            12           production Nos. BR 0437 to 0444       105

            13    22     Draft press release, bearing
                         production Nos. BR 0187 through
            14           BR 0192                               107

            15    23     Memorandum dated November 20,
                         1995, and attachments, bearing
            16           production Nos. BR 0409 through
                         0413                                  110
            17
                  24     Cover fax sheet dated 11/27 and
            18           attachments, bearing production
                         Nos. BR 0466 through 0468             112
            19
                  25     Fax dated November 30, 1995,
            20           bearing production Nos.
                         BR 0420 re-marked                     116
            21
                  26     Newspaper clipping from The New
            22           York Times, bearing production
                         Nos. BR 0421 through 0432             116
            23

            24

            25







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                                                                     187


             1

             2    January 22, 1996
                                   E X H I B I T S
             3                       (Continued)
                  RIDINGS

             4    FOR_IDENTIFICATION                           PAGE

                  27     Fax dated 11/17/95, and
             5           attachments, bearing production
                         Nos. BR 181 to 184; BR 193 to
             6           197; BR 201 to 209; BR 349 to 350;
                         BR 353 to 360; BR 414 through
             7           419; BR 445 to 455; BR 470 to
                         BR 489; BR 502 to 503; BR 497
             8           to BR 501; BR 504 to BR 515;
                         BR 520 to 525 and BR 527 to
             9           BR 538                                117

            10    28     Group of articles, top article
                         bearing production Nos. BR 0177       117
            11
                  29     Bloomberg article on RJR,

            12           bearing production Nos. BR 0457
                         through 0464                          122
            13
                  30     Fax dated November 13, 1995 to
            14           Mr. Ridings from Mr. LeBow,
                         bearing production Nos. BR 0469       127
            15
                  31     Fax dated 12/28/95, and
            16           attachment, bearing production
                         Nos. BR 0198 through 200              130
            17
                  32     Fax dated November 16, 1995
            18           and attachment, bearing production
                         Nos. BR 0490 through 0496             131
            19
                  33     Memorandum dated January 2, 1996
            20           with attached agreement, bearing
                         production Nos. BR 0539 through
            21           0550                                  141

            22    34     Memorandum dated January 8, 1996
                         with copy of Jeffries Engagement
            23           Letter, bearing production Nos.
                         BR 0551 through BR 0564               148
            24

            25







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                                                                     188


             1

             2    January 22, 1996
                                   E X H I B I T S
             3                       (Continued)
                  RIDINGS

             4    FOR_IDENTIFICATION                           PAGE

                  35     Document headed "Brooke Group Ltd.
             5           Consent Solicitation of RJR
                         Shareholders," bearing production
             6           Nos. BR 0565 through 0648             149

             7    36     Group of documents headed
                         "RJR Nabisco Selected Documents,"
             8           bearing production Nos. BR 0210
                         through 0348                          152
             9
                  37     Fax dated 1/2/96, with attachments,
            10           bearing production Nos. BR 361
                         through BR 404                        154
            11
                  38     10-K for New Valley Corporation       166
            12
                                   DOCUMENT_REQUEST

            13                       PAGE   LINE

                                      166    11
            14

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25

                     CLASSIC REPORTING, INC. (212) 268-2590

                                                                    1

==============================================================================
In The Matter Of:

                              RJR NABISCO v.
                          BENNETT S. LEBOW et al.

                             ----------------

                          FREDERICK W. ZUCKERMAN
                         Vol. 0, January 19, 1996

                             ----------------


                          CLASSIC REPORTING, INC.
                            13 WEST 36th STREET
                            NEW YORK, NY 10018
                              (212) 268-2590



                   Original File ap1885.asc, 86 Pages
               Min-U-Script[Registered] File ID: 3230665381



          Word Index included with this Min-U-Script[Registered]
==============================================================================
                    IN THE UNITED STATES DISTRICT COURT
                 FOR THE MIDDLE DISTRICT OF NORTH CAROLINA

                  -------------------------------------x
                  RJR NABISCO HOLDINGS CORP.,          :
                                                       :
                                     Plaintiff,        :
                                                       :
                               -against-               : 6:95CV00812
                                                       :
                  BENNETT S. LEBOW, BROOKE GROUP LTD., :
                  And CARL C. ICAHN,                   :
                                                       :
                                     Defendants.       :
                  -------------------------------------x

                                     January 19, 1996
                                     10:30 A.M.


                               Deposition of non-party witness,

                  FREDERICK W. ZUCKERMAN, taken by plaintiff

                  pursuant to subpoena, at the law offices of

                  Wachtell Lipton Rosen & Katz, 51 West 52nd

                  Street, New York, New York 10019, before Arta

                  Pascullo, a Registered Professional Reporter

                  and Notary Public within and for the State of

                  New York.



















                      CLASSIC REPORTING INC. (212) 268-2590

                                                                    2


             1

             2    A P P E A R A N C E S:

             3           WACHTELL LIPTON ROSEN & KATZ
                               Attorneys for Plaintiff
             4                 51 West 52nd Street
                               New York, New York 10019
             5
                         BY:   WARREN L. STERN, ESQ.
             6

             7           MILBANK, TWEED, HADLEY & McCLOY
                               Attorneys for Defendants
             8                 and the Witness
                               1 Chase Manhattan Plaza
             9                 New York, New York 10005-1413

            10           BY:   DUNCAN J. LOGAN, ESQ.

            11
                         PROSKAUER ROSE GOETZ & MENDELSOHN, L.L.P.
            12                 Attorneys for the Witness
                               1585 Broadway
            13                 New York, New York 10036-8299

            14           BY:   GREGG M. MASHBERG, ESQ.

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25







                      CLASSIC REPORTING INC. (212) 268-2590

                                                                    3


             1

             2                 IT IS HEREBY STIPULATED AND AGREED by

             3    and among the attorneys for the respective parties

             4    herein that the sealing, filing and certification

             5    of the within deposition be waived; that such

             6    deposition may be signed and sworn to before any

             7    officer authorized to administer an oath, with the

             8    same force and effect as if signed and sworn to

             9    before a judge of this court.

            10                 IT IS FURTHER STIPULATED AND AGREED

            11    that all objections, except as to the form, are

            12    reserved to the time of the trial.

            13

            14

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25







                      CLASSIC REPORTING INC. (212) 268-2590

             1                      Zuckerman

             2    F R E D E R I C K   W.   Z U C K E R M A N,

             3           having been first duly sworn by the

             4           Notary Public (Arta Pascullo), was

             5           examined and testified as follows:

             6    EXAMINATION BY MR. STERN:

             7           Q.    Will you state your name and

             8    address for the record, please.

             9           A.    Frederick W. Zuckerman, 605 Park

            10    Avenue, Apartment 20-A, New York, New York

            11    10021.

            12           Q.    Mr. Zuckerman, do you know

            13    Bennett LeBow?

            14           A.    Yes.

            15           Q.    Have you ever discussed Liggett

            16    with him?

            17           A.    No.

            18           Q.    Have you ever discussed Liggett

            19    with anyone?

            20                 MR. MASHBERG:  Ever in history?

            21                 MR. STERN:  Yes.

            22           A.    Yes.

            23           Q.    Have you ever discussed Liggett

            24    with anyone involved in the RJR consent

            25    solicitation?







                      CLASSIC REPORTING INC. (212) 268-2590

             1                      Zuckerman

             2           A.    No.

             3           Q.    When was the last time you

             4    discussed Liggett?

             5                 MR. MASHBERG:  Let me interrupt.

             6           I assume you are excluding

             7           conversations with counsel in

             8           preparation for this deposition?

             9                 MR. STERN:  He can answer that

            10           question without revealing the

            11           substance of any communication with

            12           counsel.  Then we will explore further

            13           if it's a communication with counsel.

            14           Under these circumstances when it's

            15           privileged, I won't inquire into it.

            16                 Can I have the question read

            17           back?

            18                 (Record read.)

            19           A.    Yesterday with counsel.

            20           Q.    In the course of preparation for

            21    this deposition?

            22           A.    Yes.

            23           Q.    Which counsel was that?

            24           A.    These two gentlemen.

            25           Q.    Would you give their names for







                      CLASSIC REPORTING INC. (212) 268-2590

             1                      Zuckerman

             2    the record?

             3                 MR. MASHBERG:  Mr. Mashberg and

             4           Mr. Logan.

             5           Q.    Are they your counsel?

             6           A.    Yes.

             7           Q.    Are they representing you here in

             8    this deposition?

             9           A.    Yes.

            10           Q.    Who is paying their fees?

            11           A.    I believe New Valley is paying

            12    the fees.

            13                 MR. LOGAN:  Can I state -- advise

            14           the witness, if you don't know a fact,

            15           please don't speculate.

            16           A.    I don't really know.

            17           Q.    Sir, I share the admonition not

            18    to speculate.  If you have a belief based on

            19    facts you do know, then I'm entitled to hear

            20    your belief.

            21           A.    I do not know but I know they are

            22    not here for free.

            23           Q.    You are not paying?

            24           A.    I'm not paying.

            25           Q.    Sir, have you ever been deposed







                      CLASSIC REPORTING INC. (212) 268-2590

             1                      Zuckerman

             2    before?

             3           A.    Yes.

             4           Q.    How many times?

             5           A.    Three or four.

             6           Q.    When was the first such instance?

             7           A.    What?

             8           Q.    When was the first such instance?

             9           A.    In the early '80s.

            10           Q.    What did that litigation concern?

            11           A.    Litigation between Chrysler

            12    Corporation and one of its dealers or

            13    suppliers.  I don't remember.

            14           Q.    Were you a party in that

            15    litigation?

            16           A.    No.

            17           Q.    When was the next time you were

            18    deposed?

            19           A.    In the early '80s.

            20           Q.    What did that concern?

            21           A.    Three of the four are the same.

            22    The same kind of case.

            23           Q.    Cases involving Chrysler and one

            24    of its dealers?

            25           A.    Or suppliers.







                      CLASSIC REPORTING INC. (212) 268-2590

             1                      Zuckerman

             2           Q.    You were not named as a party in

             3    any of those cases?

             4           A.    No, sir.

             5                 MR. MASHBERG:  Let him finish the

             6           question.

             7           Q.    Subsequent to those depositions

             8    in the early '80s that you described, have you

             9    ever been deposed or examined under oath in

            10    any context?

            11           A.    Yes.

            12           Q.    When was that?

            13           A.    In 1988 or '89.

            14           Q.    What did that concern?

            15           A.    The case was John Kluge versus

            16    Bill Fugazy.

            17           Q.    Were you a party in that case?

            18           A.    No.

            19           Q.    In general, what did the case

            20    concern?

            21                 MR. LOGAN:  If you know.

            22           A.    I'm not sure how to answer that

            23    question.  I don't know with absolute

            24    certainty.

            25           Q.    What is your understanding?







                      CLASSIC REPORTING INC. (212) 268-2590

             1                      Zuckerman

             2                 MR. LOGAN:  If you know, tell

             3           him.  If you don't know, you don't

             4           know.

             5           A.    My understanding is that John

             6    Kluge was suing Bill Fugazy for $60 million

             7    for not representing correctly his liabilities

             8    when Metromedia took over the firm called

             9    Fugazy Express.

            10           Q.    How were you connected to this?

            11           A.    I was the vice president and

            12    treasurer of Chrysler Corporation and Chrysler

            13    Corporation was involved in the transaction.

            14           Q.    When was the next time you were

            15    examined under oath?

            16           A.    Never.

            17           Q.    Sir, were you served with a

            18    subpoena in connection with this deposition?

            19           A.    No, sir.

            20                 MR. MASHBERG:  For clarification

            21           when you use the word "served," I don't

            22           know if counsel accepted service on the

            23           witness's behalf.

            24           Q.    How did you come to learn that

            25    this deposition was being requested?







                      CLASSIC REPORTING INC. (212) 268-2590

             1                      Zuckerman

             2           A.    I think Duncan Logan told me on

             3    the telephone.

             4           Q.    Mr. Logan called you?

             5           A.    Yes.

             6           Q.    Is that correct?

             7           A.    Yes.

             8           Q.    He told you that RJR was

             9    requesting your deposition in connection with

            10    some litigation with LeBow.  Did he tell you

            11    that in substance?

            12           A.    Yes.  In substance.

            13           Q.    Was he your counsel at that time?

            14           A.    I don't know how to answer that

            15    question.

            16           Q.    You don't know whether he was

            17    your lawyer?

            18           A.    That's right.

            19           Q.    Had you consulted Mr. Logan or

            20    his firm for legal advice prior to that

            21    conversation?

            22           A.    No.

            23           Q.    What else was said in that

            24    conversation?

            25                 MR. LOGAN:  Let me interrupt for







                      CLASSIC REPORTING INC. (212) 268-2590

             1                      Zuckerman

             2           a second.  Maybe we can go off the

             3           record for a second.

             4                 MR. STERN:  For purposes of

             5           determining whether the privilege

             6           applies to this conversation?

             7                 MR. LOGAN:  Yes.

             8                 MR. STERN:  And only for that

             9           purpose?

            10                 MR. LOGAN:  Yes.

            11                 MR. STERN:  Yes.

            12                 (Discussion held off the record)

            13    BY MR. STERN:

            14           Q.    Sir, when did you engage Milbank

            15    to become your counsel?

            16           A.    I did not.  Never.

            17           Q.    You never engaged Milbank to

            18    become your counsel?

            19                 MR. MASHBERG:  Objection to the

            20           form of the question.  What do you mean

            21           by "engage"?  That is a confusing

            22           question.  It's a term of art that you

            23           are using.

            24                 MR. LOGAN:  I join in the

            25           objection.







                      CLASSIC REPORTING INC. (212) 268-2590

             1                      Zuckerman

             2                 MR. MASHBERG:  Ask him if he's

             3           being represented by Milbank.

             4           Q.    Did there come a time when you

             5    consented to have Milbank act as your counsel?

             6           A.    Yes.

             7           Q.    When was that?

             8           A.    I don't know exactly.

             9           Q.    Was this before or after this

            10    phone call with Mr. Logan?

            11           A.    It was before.

            12           Q.    To whom did you manifest that

            13    consent?

            14           A.    To no one.  In my own name.

            15           Q.    When did the subject of Milbank

            16    acting as your counsel come up?

            17           A.    I really don't know how to answer

            18    that question.  I'm sorry.  Except I know that

            19    they are my counsel.

            20           Q.    Did you also know that they were

            21    your counsel when you got this call from Mr.

            22    Logan?

            23           A.    Yes.

            24           Q.    What did you and Mr. Logan say to

            25    one another in this call?







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             1                      Zuckerman

             2                 MR. LOGAN:  I advise the witness

             3           not to disclose the substance of any

             4           attorney-client confidential

             5           communication.

             6           Q.    When did the Proskauer firm

             7    become your counsel?

             8           A.    I first met the gentleman on my

             9    right yesterday.

            10           Q.    Did anyone ever show you a

            11    request for documents that had been issued in

            12    connection with this deposition?

            13           A.    No.

            14           Q.    Did anyone ever show you a formal

            15    subpoena that had been issued in connection

            16    with this deposition?

            17           A.    No.

            18           Q.    Did you understand that RJR had

            19    issued a subpoena calling for your appearance

            20    and for the production of documents in your

            21    possession, custody or control?

            22           A.    Yes.

            23           Q.    How did you come to understand

            24    that?

            25           A.    In my conversation with Mr.







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             1                      Zuckerman

             2    Logan.

             3           Q.    And were you asked to review your

             4    files or otherwise obtain documents for

             5    purposes of this deposition?

             6           A.    Yes.

             7           Q.    Who asked you that?

             8           A.    Mr. Logan.

             9           Q.    What documents did he ask you to

            10    collect?

            11           A.    Any documents relative to this

            12    situation.

            13           Q.    Which situation is that?

            14           A.    The RJR --

            15                 MR. LOGAN:  I advise the witness

            16           not to disclose the substance of any

            17           confidential communications between

            18           attorney and client.

            19           Q.    What search of your documents did

            20    you make?

            21           A.    I looked in my file.

            22           Q.    What were you looking for?

            23           A.    Documents relative to my

            24    connection with Mr. LeBow.

            25           Q.    What time period?







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             1                      Zuckerman

             2           A.    September of 1995 to date.

             3           Q.    Why did you start then?

             4           A.    I had no contact with Mr. LeBow

             5    before September 1995.

             6           Q.    Did you find any documents in

             7    your file relating to your connection with Mr.

             8    LeBow?

             9           A.    Yes.

            10           Q.    And what did you do with those

            11    documents?

            12           A.    I brought them with me yesterday

            13    to the preparation for the deposition.

            14           Q.    And did you provide them to your

            15    counsel in that connection?

            16           A.    I did.

            17           Q.    Did you provide your counsel all

            18    documents that you found in your file?

            19           A.    Yes.

            20           Q.    Did you discard or otherwise

            21    destroy any documents that you found in --

            22           A.    No.

            23           Q.    I have to finish the question.

            24    -- that you found in your file?

            25           A.    No.







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             1                      Zuckerman

             2           Q.    To your knowledge, did counsel

             3    produce all the documents that you gave him to

             4    me today?

             5                 MR. MASHBERG:  I will answer that

             6           question.  All the documents that the

             7           witness provided to me I produced to

             8           you this morning.  In addition to a few

             9           more documents that Mr. Logan provided

            10           you constituting excerpts from the

            11           witness's appointment book.

            12                 MR. STERN:  Have any documents

            13           been withheld on grounds of privilege

            14           or for any other reason?

            15                 MR. MASHBERG:  No.

            16           Q.    You checked your file and checked

            17    your appointment book; is that correct?

            18           A.    Yes.

            19           Q.    And you gave the documents

            20    relating to Mr. LeBow to your counsel; is that

            21    correct?

            22           A.    Yes.

            23           Q.    Do you have in your possession or

            24    control any other documents relating to RJR?

            25           A.    No.







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             1                      Zuckerman

             2           Q.    At any time, did any documents

             3    relating to Mr. LeBow or RJR come into your

             4    possession that you discarded without putting

             5    in your file?

             6           A.    Yes.

             7           Q.    What kind of documents were

             8    those?

             9           A.    Faxes.

            10           Q.    From whom?

            11           A.    I believe they were faxes from

            12    New Valley.

            13           Q.    From a Mr. Kirkland?

            14           A.    I don't know.

            15           Q.    What documents, do you remember

            16    what these faxes were?

            17           A.    Public - Wall Street Journal


            18    articles and the like.

            19           Q.    When did you receive them?

            20           A.    I don't know.

            21           Q.    Did you receive any financial

            22    analyses from anyone concerning the LeBow

            23    connection?

            24           A.    No.

            25           Q.    Now, I think you said that the







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             1                      Zuckerman

             2    relationship with Mr. LeBow began in

             3    September; is that correct?

             4           A.    Yes.

             5           Q.    Did you know Mr. LeBow prior to

             6    September?

             7           A.    No.

             8           Q.    How did you come into contact

             9    with him?

            10           A.    I called him.

            11           Q.    You called him?

            12           A.    Yes.

            13           Q.    Why did you call him?

            14           A.    I read in the public press what

            15    he was doing relative to RJR.

            16           Q.    Can you put a date on this?

            17           A.    Probably August of '95.

            18           Q.    And what had you read in the

            19    press that caused you to wish to speak to Mr.

            20    LeBow?

            21           A.    That he was investing in RJR

            22    Nabisco common stock with Carl Icahn with the

            23    ultimate purpose of forcing a spin-off of the

            24    Nabisco goods group.

            25           Q.    Did you know Mr. Icahn?







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             1                      Zuckerman

             2           A.    I have met him.

             3           Q.    When did you meet Mr. Icahn?

             4           A.    In the '80s.

             5           Q.    Did you meet him after, at any

             6    point after the 1980s?

             7           A.    No.

             8           Q.    Did you meet him in the course of

             9    business?

            10           A.    Yes.  And socially.

            11           Q.    In the '80s?

            12           A.    Yes.

            13           Q.    What was it about what you had

            14    read concerning Mr. LeBow, Mr. Icahn and RJR

            15    that caused you to want to speak to Mr. LeBow?

            16           A.    I believe that it is directly in

            17    the interest of shareholders to spin off the

            18    Nabisco.

            19           Q.    Whose shareholders?

            20           A.    RJR Nabisco shareholders.

            21           Q.    When did you form that belief?

            22           A.    Probably as early as 1991.

            23           Q.    Why did you come to that belief?

            24           A.    In 1991, I was involved in the

            25    process of selling RJR Nabisco common stock.







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             1                      Zuckerman

             2    And in that process as always is the case you

             3    have many meetings with institutional

             4    shareholders.  Institutional shareholders --

             5    many institutional shareholders felt that

             6    having the two companies together was negative

             7    for shareholder value.

             8           Q.    For the record, what was your

             9    position in 1991?

            10           A.    I was senior vice president and

            11    treasurer of RJR Nabisco.

            12           Q.    So I'm correct, then, the belief

            13    that you came to in 1991 was based on your

            14    communications with institutional investors;

            15    is that correct?

            16                 MR. LOGAN:  Objection.

            17                 MR. MASHBERG:  Read that back,

            18           please.

            19                 (Record read.)

            20           Q.    That you just described.

            21                 MR. MASHBERG:  I ask that you not

            22           summarize the witness's testimony.  He

            23           answered the question clearly.  Rely on

            24           his answer rather than your summary.

            25                 MR. STERN:  You can take that







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             1                      Zuckerman

             2           position.  This witness has aligned his

             3           interest in an adverse party.  I'm

             4           entitled to cross-examine him.

             5                 MR. MASHBERG:  I'm going to

             6           object to your summarizing testimony

             7           which may or may not have the effect of

             8           putting words in the witness's mouth.

             9           He can refer back to his previous

            10           testimony in answer to the question

            11           rather than you summarizing.

            12                 MR. STERN:  Put an objection to

            13           the form of the question.  I would

            14           appreciate if you didn't make speeches

            15           on the record.

            16                 MR. MASHBERG:  Why don't you

            17           proceed.

            18                 MR. LOGAN:  Please note my

            19           objection to the form of the question.

            20                 (Record read.)

            21           A.    Please refer to my prior answer.

            22           Q.    Are you declining to answer that

            23    question?

            24                 MR. MASHBERG:  He's answered the

            25           question.







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             1                      Zuckerman

             2           A.    I answered the question already.

             3           Q.    Between 1991 and this

             4    conversation that you had in your contact with

             5    Mr. LeBow in August of '95, did you have any

             6    further discussions with anyone concerning the

             7    subject of spinning off Nabisco?

             8                 MR. LOGAN:  Object to the form.

             9           A.    No.

            10                 MR. MASHBERG:  Objection.

            11                 He answered the question.

            12                 MR. STERN:  I didn't hear the

            13           answer.

            14                 (Record read.)

            15           Q.    Now, in this initial discussion

            16    you had with Mr. LeBow, I'm referring to the

            17    one in August of 1995, what did you say to him

            18    and what did he say to you?

            19                 MR. LOGAN:  Object to the form.

            20           For clarification, I'm pretty sure he

            21           did not testify that that conversation

            22           was in August.

            23           Q.    When did you first contact Mr.

            24    LeBow?

            25                 MR. LOGAN:  I could be wrong.







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             1                      Zuckerman

             2           A.    I did say August of 1995.

             3           Q.    Thank you for confirming that.

             4                 What did you say to him and he to

             5    you in that initial conversation?

             6           A.    I told him who I was.  I told him

             7    that I thought it might be interesting for us

             8    to get together because we shared a common

             9    interest as it related to the spinning off of

            10    Nabisco.

            11           Q.    How did you describe yourself to

            12    Mr. LeBow?

            13           A.    I told him my name and I told him

            14    the positions I had had in the past.

            15           Q.    Was he aware of you?

            16           A.    Absolutely, yes.

            17           Q.    What did you mean when you said

            18    that you had a common interest in spinning off

            19    Nabisco?

            20           A.    I now am a partner in an

            21    investment banking firm.  I hoped to get him

            22    to hire me to work on the project that he was

            23    clearly embarked upon.

            24           Q.    What is the name of the firm?

            25           A.    Zuckerman & Firstenberg.







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             1                      Zuckerman

             2           Q.    Were you an RJR shareholder in

             3    August 1995?

             4           A.    No.

             5           Q.    What did Mr. LeBow say to you?

             6           A.    He said he would think about it.

             7           Q.    Was that the entirety of the

             8    conversation, at least as you can recall

             9    today?

            10           A.    Yes.

            11           Q.    Did you take any notes during the

            12    conversation?

            13           A.    No.

            14           Q.    Did you tell anyone about that

            15    conversation?

            16           A.    My partner.  Yes.  I told my

            17    partner.

            18                 MR. STERN:  Let's go off the

            19           record.

            20           Q.    I didn't hear the answer to the

            21    last question.  Did you tell anyone about your

            22    conversation?

            23           A.    Yes.  I told my partner.

            24           Q.    Which partner?

            25           A.    Paul Firstenberg.  I only have







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             1                      Zuckerman

             2    one.

             3           Q.    What did you tell him?

             4           A.    That I had a conversation with --

             5    a business development conversation with Ben

             6    LeBow.  I was trying to get us hired to work

             7    for him but that nothing had really happened.

             8           Q.    Had you heard of Mr. LeBow before

             9    this conversation?

            10           A.    Of course.

            11           Q.    What did you know of Mr. LeBow

            12    before the conversation?

            13           A.    Matters that are in the public

            14    press.

            15           Q.    Were you aware of any particular

            16    reputation Mr. LeBow had in the business

            17    community?

            18           A.    I'm not going to share my

            19    judgments like that with you.

            20           Q.    Are you refusing to answer that

            21    question?

            22                 MR. MASHBERG:  The question is

            23           ambiguous.

            24                 MR. LOGAN:  I would like to

            25           object to the form.







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             1                      Zuckerman

             2                 MR. MASHBERG:  Rephrase the

             3           question.

             4                 MR. STERN:  Can I hear the

             5           question back?

             6                 (Record read.)

             7           Q.    Yes or no:  Were you aware that

             8    Mr. LeBow had a reputation in the business

             9    community?

            10                 MR. LOGAN:  Object to the form.

            11                 MR. MASHBERG:  Object to the

            12           form.

            13                 You can answer.

            14           A.    Yes.

            15           Q.    What was that reputation?

            16                 MR. LOGAN:  Object to the form.

            17           A.    He was hostile to management.

            18           Q.    Did you know anything else about

            19    Mr. LeBow's reputation?

            20                 MR. LOGAN:  Object to the form.

            21                 MR. MASHBERG:  I object.  This is

            22           a waste of time.  You can read the

            23           press yourself and determine for

            24           yourself what the press would indicate

            25           as the reputation of Mr. LeBow.  Why







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             1                      Zuckerman

             2           are we going through this process?

             3                 MR. STERN:  The only thing that

             4           is wasting time are these kinds of

             5           objections.

             6                 Can I have an answer?

             7           A.    Repeat the question.

             8                 (Record read.)

             9           A.    No.

            10           Q.    Going back to your conversation

            11    with your partner after your conversation with

            12    Mr. LeBow, what did your partner say to you?

            13           A.    I don't recall.

            14           Q.    Do you remember anything else

            15    about that conversation?

            16           A.    No.

            17           Q.    What happened next with respect

            18    to your contacts with Mr. LeBow?

            19           A.    Mr. LeBow invited me to lunch.

            20           Q.    When did he do that, that is,

            21    extend the invitation?

            22           A.    I don't know.  I don't remember

            23    exactly.

            24           Q.    Was it shortly after your initial

            25    phone call?







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             1                      Zuckerman

             2           A.    Probably within a week or so.

             3           Q.    When you called Mr. LeBow, what

             4    kind of engagement did you have in mind?

             5           A.    A general advisory engagement.

             6           Q.    With respect to any particular

             7    kind of transaction?

             8           A.    With respect to the effort to get

             9    RJR to spin off Nabisco.

            10           Q.    Did you and Mr. LeBow speak

            11    thereafter to arrange a meeting?

            12           A.    Yes.  A lunch.  Yes.

            13           Q.    I think you said he called you;

            14    is that correct?

            15           A.    Yes.

            16           Q.    What did you say to him in that

            17    conversation?

            18           A.    I said I would like to have

            19    lunch.  He said fine.

            20           Q.    Is there anything else said?

            21           A.    We talked about the location for

            22    the lunch.

            23           Q.    I take it you agreed to have

            24    lunch with him?

            25           A.    That is correct.







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             1                      Zuckerman

             2           Q.    Between that conversation and

             3    that lunch, did you speak about the LeBow

             4    matter with anyone?

             5                 MR. LOGAN:  Object to the form.

             6           Q.    Did you speak about your contact

             7    with Mr. LeBow with anyone?

             8           A.    Yes.  To my partner.

             9           Q.    And what did you say to him?

            10           A.    "LeBow has invited us to lunch."

            11           Q.    Did he invite your partner to

            12    lunch as well?

            13           A.    Yes.  I asked him would it be

            14    okay if I brought my partner along.  He said

            15    sure.

            16           Q.    Did you and your partner have any

            17    further conversation about this prior to the

            18    lunch?

            19           A.    I don't recall.

            20           Q.    Where was the lunch?

            21           A.    At Ben Bensons which is a

            22    steakhouse at 1301 Avenue of the Americas.

            23           Q.    When did the lunch take place?

            24           A.    You have it there.  I don't

            25    remember.  Early September.







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             1                      Zuckerman

             2                 MR. STERN:  I'm going to place

             3           before the witness a document that was

             4           produced to me this morning No. FZ 11.

             5           I ask if that refreshes his

             6           recollection as to when his lunch with

             7           Mr. LeBow took place?

             8           A.    Yes.  On Thursday, September 7th.

             9           Q.    That took place at Ben Bensons in

            10    New York; is that correct?

            11           A.    Yes.

            12           Q.    Who was at the lunch?

            13           A.    Ben LeBow, Paul Firstenberg, Fred

            14    Zuckerman and an associate of Ben LeBow whose

            15    name I do not remember.

            16           Q.    Was it Mr. Ressler?

            17           A.    I don't know.

            18           Q.    I'm trying to refresh your

            19    recollection.

            20           A.    I don't know.

            21           Q.    How long did the lunch last?

            22           A.    An hour and-a-half maybe.

            23           Q.    And did you discuss RJR during

            24    that lunch?

            25           A.    Yes.







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             1                      Zuckerman

             2           Q.    What was said and by whom?

             3           A.    I don't remember.

             4           Q.    Did you discuss the spin-off of

             5    Nabisco?

             6           A.    In a general way.

             7           Q.    Do you remember anything that was

             8    said on that subject?

             9           A.    No.

            10           Q.    Did you discuss Liggett Tobacco?

            11           A.    No.

            12           Q.    Did you discuss Mr. Icahn?

            13           A.    I don't remember.

            14           Q.    Did you discuss the possibility

            15    of a consent solicitation?

            16           A.    Yes.

            17           Q.    What was said on that subject?

            18           A.    I don't remember.

            19           Q.    Who brought it up?

            20           A.    I don't remember.

            21           Q.    Did you discuss the possibility

            22    of forming a shareholder group?

            23                 MR. LOGAN:  Object to the form.

            24                 MR. MASHBERG:  Object to the

            25           form.







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             1                      Zuckerman

             2           A.    I don't understand the question.

             3           Q.    Did you discuss the possibility

             4    of putting together a group of shareholders to

             5    act together with respect to RJR?

             6           A.    No.

             7           Q.    Did you discuss the possibility

             8    of approaching various individuals or entities

             9    to interest them in purchasing RJR shares for

            10    the purpose of supporting a spin-off?

            11           A.    No.

            12           Q.    Or other transaction?

            13           A.    No.

            14           Q.    No?

            15           A.    No.

            16           Q.    Did you discuss the pros and cons

            17    of the spin-off?

            18           A.    No.

            19           Q.    Did you discuss the terms of an

            20    engagement of your firm?

            21           A.    No.

            22           Q.    Did you discuss what your firm's

            23    assignment might be?

            24           A.    In a very general way.

            25           Q.    Do you remember what was said on







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             1                      Zuckerman

             2    that subject?

             3           A.    I told Ben that I thought we

             4    could help him with institutional investors.

             5           Q.    What do you mean by that?

             6           A.    In the course of the various

             7    incarnations in my life, I have met many

             8    institutional investors.  And I think I know

             9    how to deal with them and to sell ideas to

            10    them.

            11           Q.    What did Mr. LeBow say to that?

            12           A.    I don't remember his specific

            13    response.

            14           Q.    When you said sell ideas to

            15    institutional investors, did you have any

            16    particular idea in mind in the context of this

            17    conversation?

            18           A.    I was thinking in terms of the

            19    preparation for a proxy fight which might

            20    occur in the future.

            21           Q.    Concerning any particular

            22    subject?  Proxy fight concerning what?

            23           A.    Concerning RJR Nabisco.

            24           Q.    Concerning what aspect of RJR

            25    Nabisco's affairs?







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             1                      Zuckerman

             2           A.    Obviously having to do with the

             3    spinning off of Nabisco and the sitting

             4    directors' reluctance to do that.

             5           Q.    Do you remember anything else

             6    that was discussed at this lunch about RJR?

             7           A.    No.

             8           Q.    What portion of the lunch was

             9    devoted to the subject of RJR?

            10           A.    I can't answer that question.  I

            11    don't know.

            12           Q.    Did you reach any understandings

            13    at this lunch?

            14           A.    No.

            15           Q.    Did you have any understanding as

            16    to what would happen next?

            17           A.    No.

            18           Q.    How did this conversation wind

            19    itself up?

            20                 MR. MASHBERG:  Wait.

            21           Q.    Did you say you would be in

            22    contact with Mr. LeBow or did he say he would

            23    be in further contact with you or did you say

            24    nothing on that subject?

            25           A.    I believe I said, "Well, Ben, if







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             1                      Zuckerman

             2    you are interested in pursuing this further,

             3    give me a buzz."

             4           Q.    What did he say?

             5           A.    That he would do that if he were

             6    interested in continuing the conversation.

             7           Q.    Now, when was your next contact

             8    with Mr. LeBow?

             9           A.    It's in the documents you have.

            10    I don't remember exactly.

            11                 MR. STERN:  I might as well mark

            12           as Zuckerman Exhibit 1, four pages that

            13           were produced to us this morning.

            14           Numbered FZ 11 through FZ 14.

            15                 (Photocopies of pages from Mr.

            16                 Zuckerman's calendar book from

            17                 1995, bearing production Nos. FZ

            18                 11 through 14, marked Zuckerman

            19                 Exhibit 1 for identification, as

            20                 of this date.)

            21                 MR. STERN:  I'm going to staple

            22           these together.  Any objection?

            23                 MR. LOGAN:  No objection.

            24           Q.    I'm going to hand you Exhibit 1.

            25    I'm going to ask you to identify that







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             1                      Zuckerman

             2    document.

             3           A.    These are photocopies of pages

             4    from my calendar book from 1995.

             5           Q.    Is that your handwriting on those

             6    pages?

             7           A.    Absolutely.

             8           Q.    For what purpose do you keep that

             9    calendar book?

            10           A.    So I know what I'm supposed to

            11    do.

            12           Q.    You record your appointments; is

            13    that correct?

            14           A.    Yes.  In general.  That is the

            15    way I answered it.

            16           Q.    Would you review those pages and

            17    tell me if it refreshes your recollection as

            18    to when you had your next communication with

            19    Mr. LeBow?

            20           A.    Okay.  Reference October 30th.

            21    Monday.  It says "12:30 Ben LeBow," PBF are

            22    the initials of my partner.  It's crossed out.

            23    I don't know whether or not -- I think that

            24    means that we had an appointment that one of

            25    us broke.  But I just don't remember exactly.







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             2           Q.    That is October 30th?

             3           A.    Yes.

             4           Q.    Can you tell me, based on your

             5    diary as it refreshes your recollection, when

             6    you had your next communication that was kept?

             7    The next appointment that was kept?

             8           A.    Okay.  On Wednesday, December

             9    6th, there is a notation of 9:00 a.m. at

            10    Carlyle with LeBow.  I did go to the Carlyle

            11    and have breakfast with LeBow.  On or about

            12    that date.

            13           Q.    That is December 6th; is that

            14    correct?

            15           A.    Yes.

            16           Q.    Sir, did there come a time when

            17    you entered a consulting services agreement

            18    with Mr. LeBow?

            19           A.    I believe on December 6th at that

            20    breakfast he invited me to join what I call --

            21                 MR. MASHBERG:  Answer the

            22           question.

            23           A.    Rephrase the question.

            24           Q.    Did there come a time when you

            25    signed a consulting agreement with Mr. LeBow?







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             2           A.    Yes.

             3           Q.    When was that?

             4           A.    Late in December.

             5           Q.    Do you remember when --

             6           A.    Sometime in December.  I don't

             7    know when.

             8           Q.    Do you remember when you began to

             9    discuss that subject?

            10           A.    On December --

            11                 MR. MASHBERG:  With Mr. LeBow?

            12                 MR. STERN:  Yes.

            13           A.    On December 6th.

            14           Q.    Or with anyone else?

            15           A.    I didn't discuss it with anyone

            16    else.

            17                 MR. STERN:  I'll have this marked

            18           as the next exhibit, documents that

            19           were produced to us today from Mr.

            20           Zuckerman's file numbered FZ 1 through

            21           FZ 10.

            22                 (Group of documents, bearing

            23                 production Nos. FZ 1 through 10,

            24                 marked Zuckerman Exhibit 2 for

            25                 identification, as of this date.)







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             1                      Zuckerman

             2           Q.    Mr. Zuckerman, I'm placing

             3    Exhibit 2 before you.  I'll ask you if you can

             4    identify the documents that are included in

             5    Exhibit 2?

             6           A.    Well, this says on November --

             7    yes.  I can identify it.

             8                 MR. MASHBERG:  Take a look at all

             9           of them.

            10           A.    Okay.  Yes.

            11           Q.    What is the first document?

            12           A.    It's a letter from Brooke Group

            13    to me saying that you will be nominated for

            14    the election of the RJR board.

            15           Q.    What is the date of that

            16    document?

            17           A.    November 22nd.

            18           Q.    What is the next document?

            19           A.    An indemnification agreement.

            20           Q.    Is that an agreement you signed?

            21           A.    Yes.

            22           Q.    What is the date of that

            23    document?

            24           A.    It says agreement dated as of

            25    November blank.  So it's not dated.







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             2           Q.    Is there a fax line in that

             3    document, sir?

             4           A.    There is.

             5           Q.    What is the date on that fax

             6    line?

             7           A.    November 21st.

             8           Q.    Is there another document in that

             9    exhibit, sir?

            10                 MR. MASHBERG:  I want to note for

            11           the record, so the record is clear, the

            12           document that the witness identified is

            13           not a signed document.  Your question

            14           would make the record a little bit

            15           unclear.

            16                 MR. STERN:  Thank you for making

            17           that clarification.  We will come back

            18           to that.

            19           Q.    Is there another document in that

            20    group?

            21           A.    Yes.

            22           Q.    What is it?

            23           A.    Consulting services agreement.

            24           Q.    What is the date of that?

            25           A.    November 19th.







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             2           Q.    Did you sign that document, sir?

             3           A.    I did.

             4           Q.    Is that an agreement with Brooke

             5    Group or some other entity affiliated with Mr.

             6    LeBow?

             7           A.    Yes.

             8           Q.    Now, going back to your counsel's

             9    observation that the indemnification agreement

            10    is unsigned, did there come a time when you

            11    signed an indemnification agreement?

            12           A.    I think so.

            13           Q.    Did you receive a copy of that

            14    agreement signed?

            15           A.    I can't find a signed one.

            16           Q.    Do you believe you lost it?  Or

            17    do you believe that you never received a copy?

            18           A.    I don't know.

            19           Q.    Now, sir, having looked at those

            20    documents and in particular the dates that

            21    appear on those documents, does that refresh

            22    your recollection as to when your next

            23    communication was with Mr. LeBow after Ben

            24    Bensons lunch?

            25           A.    Must have been before November







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             2    22nd.  But I don't remember exactly when.

             3           Q.    Going back to Bensons lunch in

             4    the period after --

             5           A.    Uh-huh.

             6           Q.    -- with whom -- what is the next

             7    communication with anyone that you remember

             8    concerning RJR and the spin-off?

             9           A.    I had a couple of phone calls

            10    with LeBow.

            11           Q.    And do you remember how long

            12    after the Bensons lunch these calls took

            13    place?

            14           A.    No, I don't.

            15           Q.    What was said in these calls?

            16           A.    At some point, he invited me to

            17    join what I call the shadow board of RJR

            18    Nabisco.

            19           Q.    Why do you call it the shadow

            20    board?

            21           A.    There is a term in British

            22    politics that the party out of power has a

            23    cabinet called the shadow cabinet.  Obviously,

            24    this is not the real board of RJR, it's to

            25    stand for election of whatever it is in May of







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             2    1996.

             3           Q.    After the lunch at Bensons, did

             4    you talk to your partner, Mr. Firstenberg --

             5    am I pronouncing that correctly?

             6           A.    Yes.

             7           Q.    -- about the matters that you

             8    discussed with Mr. LeBow?

             9           A.    You mean telephone conversation?

            10           Q.    Prior to the telephone

            11    conversations after the Bensons lunch?

            12           A.    Probably, but I'm not sure.

            13           Q.    Did you perform any research or

            14    other analyses with respect to RJR?

            15           A.    I read analysts' reports.

            16           Q.    Do you remember which ones you

            17    read?

            18           A.    No.

            19           Q.    How did you obtain these reports?

            20                 I'll put another question.

            21                 From whom did you obtain these

            22    reports?

            23           A.    Out of the library at both

            24    Rothschild and Fitch's.

            25           Q.    Are you affiliated with either of







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             2    those entities?

             3           A.    I was affiliated with Rothschild.

             4    I'm no longer.  I was and continue to be

             5    associated with Fitch's.

             6           Q.    For the record, would you

             7    identify Rothschild?

             8           A.    Rothschild is Rothschild Inc.

             9    which is jointly owned by Rothschild London

            10    and Rothschild Paris.

            11           Q.    And what period of time were you

            12    affiliated with them?

            13           A.    Beginning in January 1995

            14    approximately.

            15           Q.    When did that affiliation end?

            16           A.    When I agreed to be a party to

            17    the Brooke Group actions.

            18           Q.    Is there any connection between

            19    the two events?

            20           A.    Yes.

            21           Q.    What was that?

            22           A.    Rothschild did not wish to

            23    continue our relationship, our formal

            24    relationship, if I were publicly going to be

            25    involved with this activity.







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             2           Q.    Who told you that?  Who at

             3    Rothschild told you that?

             4           A.    Yves Istel.  Y-V-E-S.

             5           Q.    What is his position?

             6           A.    He's vice chairman of Rothschild,

             7    Inc.

             8           Q.    Did he tell you why he took that

             9    position?

            10           A.    Not as such.

            11           Q.    What position did you have at

            12    Rothschild as of the time that you had this

            13    discussion?

            14           A.    I was an advisor to Rothschild,

            15    Inc.

            16           Q.    Let's go back to Fitch's.  For

            17    the record, would you identify Fitch?

            18           A.    Fitch Investors Service.

            19           Q.    What is that?

            20           A.    It's a rating agency.

            21           Q.    Rating?

            22           A.    Yes.

            23           Q.    R-A-T-I-N-G?

            24           A.    Yes.

            25           Q.    When did you become affiliated







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             2    with Fitch?

             3           A.    In early 1995.

             4           Q.    And that affiliation continues?

             5           A.    Yes.

             6           Q.    What is the nature of your

             7    relationship?

             8           A.    I'm an advisor to Fitch's.

             9           Q.    Are there any other firms to

            10    which you are an advisor?

            11                 MR. MASHBERG:  You mean

            12           personally or through his business?

            13           Q.    Let's start personally.

            14           A.    No.

            15           Q.    And through your business?

            16           A.    My partner and I have a variety

            17    of clients for whom we work.

            18           Q.    What kind of services do you

            19    provide to these clients?

            20           A.    We provide investment banking

            21    services broadly defined such as raising money

            22    and giving business and financial advice.

            23           Q.    Is there any particular kind of

            24    investment bank service or advisory service

            25    that you specialize in that you concentrate







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             2    in?

             3           A.    No.

             4           Q.    Other than reading some analysts'

             5    reports, as you described, did you do any

             6    other work with respect to RJR subsequent to

             7    the Benson lunch and before your next series

             8    of contacts with Mr. LeBow?

             9                 MR. LOGAN:  Object to the form.

            10                 MR. MASHBERG:  Object to the

            11           form.

            12           A.    I looked at Bloomberg, various

            13    things on Bloomberg as it related to RJR and

            14    Nabisco.

            15           Q.    Did you have any conversations

            16    with any RJR shareholders?

            17           A.    No.

            18           Q.    Any persons who were interested

            19    in acquiring RJR shares?

            20           A.    No.

            21           Q.    Moving to the phone calls that

            22    you described with Mr. LeBow in which you

            23    indicated that he had suggested that you join

            24    a shadow slate --

            25                 MR. LOGAN:  Object to the form.







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             2                 MR. STERN:  I think I was using

             3           the --

             4                 MR. MASHBERG:  Read the question

             5           back.

             6                 MR. LOGAN:  I don't think he

             7           finished the question.  I'm sorry.

             8                 MR. STERN:  I don't think it was

             9           his --

            10           A.    I didn't say a word.

            11                 MR. MASHBERG:  Objection to the

            12           form of the question.

            13           A.    That was not his phraseology.

            14    That is my phraseology.

            15           Q.    I'm trying to refer you back to

            16    that prior testimony about that conversation

            17    or series of conversations.  What else do you

            18    remember, if anything, about those

            19    conversations?

            20           A.    I told him that if I were to do

            21    that, I would lose my Rothschild relationship.

            22           Q.    What was your basis for telling

            23    him that?

            24           A.    In the spring of 1995, when Kirk

            25    Kekorian made his first aborted run at







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             2    Chrysler, I was rumored in the press, the

             3    electronic and print, to be involved with Mr.

             4    Kekorian and Rothschild was not happy about

             5    that even though it was not true.

             6           Q.    You heard about Rothschild's

             7    unhappiness from Mr. Istel?

             8           A.    That's correct.

             9           Q.    What did Mr. LeBow say when you

            10    told him that?

            11           A.    I don't remember what Mr. LeBow

            12    said.

            13           Q.    What else did you say on the

            14    subject of Rothschild's unhappiness?

            15           A.    I explained that I had a

            16    financial relationship with them which would

            17    go away if I were to consider joining in this

            18    endeavor, that he would have to replace that.

            19           Q.    What did he say?

            20           A.    He said he would think about it.

            21           Q.    Did he say why he wanted you on

            22    the slate?

            23           A.    No.

            24           Q.    Did he say what he wanted you to

            25    do?







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             2           A.    No.

             3           Q.    Do you remember anything else

             4    about those couple of phone calls that I think

             5    you characterized them earlier?

             6           A.    In those couple of phone calls,

             7    he obviously wanted me.  I told him I wouldn't

             8    do it unless he would replace this lost

             9    income.

            10           Q.    What happened next with respect

            11    to RJR?

            12           A.    He called and agreed that they

            13    would do that.

            14           Q.    Do you remember when you had that

            15    call?

            16           A.    Not exactly.

            17           Q.    Did he say how he would agree to

            18    do it?  I'm sorry.

            19                 Did he say how he proposed to

            20    replace the lost income?

            21           A.    By combination of a director's

            22    fee and a consulting fee.

            23           Q.    Now, what did you say to Mr.

            24    LeBow when he told you this?

            25           A.    I said I would talk to my partner







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             2    about it.

             3           Q.    Did you say anything else?

             4           A.    No.

             5           Q.    Did Mr. LeBow say anything else

             6    in this conversation?

             7           A.    Not to my recollection.

             8           Q.    Now, other than as you've already

             9    testified, did you have any other activities

            10    or communications with respect to RJR between

            11    the Bensons lunch and this conversation with

            12    Mr. LeBow that you just described?

            13           A.    No.

            14           Q.    Prior to this conversation, had

            15    you obtained any documents from Mr. LeBow or

            16    anyone associated with him concerning RJR?

            17           A.    No.

            18           Q.    Did you talk to your partner

            19    after this conversation with Mr. LeBow?

            20           A.    Yes.

            21           Q.    And that is Mr. Firstenberg?

            22           A.    That's correct.

            23           Q.    What did you say to one another?

            24           A.    We discussed it and we decided

            25    that I should do this.







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             2           Q.    In the course of this

             3    conversation, what did you say to Mr.

             4    Firstenberg and he to you?

             5           A.    I don't remember.

             6           Q.    What were the reasons for the

             7    decision that you should do this?

             8           A.    Because we hoped that it would

             9    generate other business in the future.

            10           Q.    For your firm?

            11           A.    Yes.  Exactly.

            12           Q.    Business from Mr. LeBow?

            13           A.    Business from Mr. LeBow.

            14           Q.    Any particular kind of business

            15    did you have in mind?

            16           A.    Yes.  I thought I could help him

            17    with the consent solicitation.

            18           Q.    Any other business?

            19           A.    No.

            20           Q.    After this conversation with Mr.

            21    Firstenberg, what did you next do in

            22    connection with Mr. LeBow?

            23           A.    I called Mr. LeBow and said I

            24    would do it.

            25           Q.    What did he say?







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             2           A.    He said fine.  He gave me the

             3    name of a lawyer at Milbank whose name escapes

             4    me for the moment.  And he said work with that

             5    lawyer at Milbank.  I didn't do that, Mr.

             6    Firstenberg did.  Mr. Firstenberg is a lawyer.

             7           Q.    Is the name, to refresh your

             8    recollection or to attempt to refresh it, was

             9    it Mr. Hirschenfeld?

            10           A.    I don't believe so.

            11           Q.    Mr. Letterman?

            12           A.    No.

            13           Q.    May I have that document back?

            14           A.    Of course.

            15           Q.    Mr. Rothberg?

            16           A.    No.

            17           Q.    Anyhow, it was a lawyer from

            18    Milbank?

            19           A.    Yes.

            20           Q.    You understood that Milbank was

            21    representing Mr. LeBow?

            22           A.    Yes.

            23           Q.    Did you say anything else to Mr.

            24    LeBow in this conversation or did he say

            25    anything else to you?







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             2           A.    I don't remember anything else

             3    being said.

             4           Q.    Did you discuss the fee that you

             5    would require for this service?

             6           A.    He didn't hire me to do anything.

             7    He gave me the consulting agreement.  But

             8    there was no other service to which we agreed.

             9           Q.    Did you discuss a consulting fee?

            10           A.    No.

            11           Q.    What happened next?

            12           A.    I guess the breakfast at the

            13    Carlyle was next.

            14           Q.    Well, at some point, at some

            15    point, you signed various agreements, did you

            16    not?

            17           A.    Yes.  Which Paul worked with this

            18    lawyer at Milbank and once Paul told me they

            19    were okay, I signed them.

            20           Q.    So the agreements were, in

            21    effect, negotiated between Mr. Firstenberg and

            22    a lawyer at Milbank acting for Mr. LeBow; is

            23    that correct?

            24                 MR. LOGAN:  Object to the form.

            25           Q.    Is that accurate?







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             2           A.    Yes.  As far as -- yes.

             3           Q.    As those discussions were going

             4    on, did you have any discussions with Mr.

             5    Firstenberg concerning Mr. LeBow?

             6                 MR. MASHBERG:  I'm going to

             7           caution the witness to the extent that

             8           Mr. Firstenberg and you were having

             9           communications as attorney and client

            10           you should not disclose those

            11           communications.

            12                 To the extent you were having a

            13           business conversation with Mr.

            14           Firstenberg, not attorney-client

            15           communication, that you can disclose.

            16           Q.    At any time during the course of

            17    these activities, did you regard Mr.

            18    Firstenberg as acting as your counsel?

            19           A.    Yes.

            20           Q.    In that case, my inquiry is

            21    limited to questions concerning business

            22    matters and not to questions concerning legal

            23    matters.

            24           A.    Then the answer to the question

            25    is no.







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             2           Q.    You discussed only legal matters?

             3           A.    Only legal matters.

             4           Q.    So we can proceed with our

             5    chronology, am I correct that the next

             6    business communication you remember with

             7    anyone concerning Mr. LeBow's interest in RJR

             8    was a meeting at the Carlyle on December 6th;

             9    is that correct?

            10                 MR. LOGAN:  Object to the form.

            11                 MR. MASHBERG:  You can answer.

            12           A.    Ask the question again.

            13                 MR. STERN:  Read the question.

            14                 (Record read)

            15           A.    Yes.

            16           Q.    Who was at that meeting?

            17           A.    Mr. LeBow and myself.

            18           Q.    Who initiated that meeting?

            19           A.    He did.

            20           Q.    How did he go about doing that?

            21           A.    He called me.

            22           Q.    Do you remember when he called

            23    you?

            24           A.    No.

            25           Q.    What did he say to you when he







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             2    called?

             3           A.    "Let's get together."

             4           Q.    Did he say anything, did he say

             5    what he wanted to get together to discuss?

             6           A.    No.  Not to my recollection.

             7           Q.    What did you say to him?

             8           A.    "Of course."

             9           Q.    And you agreed to meet at the

            10    Carlyle on December 6th; is that correct?

            11           A.    Yes.

            12           Q.    Now at that meeting, I may be

            13    asking you to repeat yourself, only you and

            14    Mr. LeBow were present?

            15           A.    Yes.

            16           Q.    How long did that meeting take?

            17           A.    Less than an hour.  A little

            18    less.

            19           Q.    And were there any documents

            20    exchanged at the meeting?

            21           A.    No.

            22           Q.    What did you say to him and what

            23    did he say to you?

            24           A.    I don't remember the conversation

            25    on either side.







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             2           Q.    Did you discuss RJR?

             3           A.    Probably.

             4           Q.    Did you discuss the consent

             5    solicitation?

             6           A.    Probably, but I do not clearly

             7    remember what we discussed.

             8           Q.    Do you have any recollection of

             9    what you discussed?

            10           A.    No.  No substantive recollection.

            11           Q.    I'm entitled to whatever

            12    recollection you have, sir.

            13           A.    Okay.  I believe we talked about

            14    RJR and the consent solicitation.  But I don't

            15    remember any other conversation, any specific

            16    conversation.

            17           Q.    What happened next as respects

            18    RJR?

            19           A.    He reminded me or told me that

            20    there was a lunch eight days later which he

            21    hoped I could make.

            22           Q.    He told you this at the meeting

            23    at the Carlyle?

            24           A.    I believe so.

            25           Q.    Did he say what that lunch would







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             2    be about?

             3           A.    Yes.  It would be with the other

             4    directors.

             5           Q.    By that time, did you know who

             6    the other members of the slate were?

             7           A.    I had a list of them.  Yes.

             8           Q.    Did you know any of these

             9    individuals?

            10           A.    I'd never met any of them.

            11           Q.    What did you say when he told you

            12    there would be a lunch eight days later?

            13           A.    I said I would try to come.

            14           Q.    And did you go to that lunch?

            15           A.    Yes.

            16           Q.    Am I correct, then, that that

            17    lunch took place on December 14th?

            18           A.    I believe so.

            19           Q.    That was at the Friars Club; is

            20    that correct?

            21           A.    Yes, it was.

            22           Q.    Now, between the meeting with Mr.

            23    LeBow at the Carlyle on the 6th of December

            24    and the meeting at Friars Club on the 14th,

            25    did you have any communications with anyone







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             2    concerning RJR?

             3           A.    Just with LeBow's secretary

             4    because the date moved around.  It changed

             5    from one day to the other.  Other than that,

             6    no.

             7           Q.    Scheduling matters?

             8           A.    Scheduling; correct.

             9           Q.    Then you did attend this meeting

            10    on the 14th?

            11           A.    Yes.

            12           Q.    Who was there?

            13           A.    Most of the other directors.

            14    Most or all of the other directors.  Plus

            15    Rouben Chakalian, who is the head of Liggett.

            16           Q.    When you say other directors,

            17    just so the record is absolutely clear, you

            18    are referring to the nominees?

            19           A.    The director nominees; correct.

            20           Q.    And Mr. Chakalian?

            21           A.    And Mr. LeBow, of course, and I

            22    believe some other associates and Mr. LeBow

            23    but I didn't know them so I can't give their

            24    names.

            25           Q.    Did you ever meet a Mr. Kirkland?







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             2           A.    No.

             3           Q.    A Mr. Ressler?

             4           A.    No.  Not to my recollection.

             5           Q.    Fair enough.

             6                 Were there any documents

             7    exchanged or presented at this meeting?

             8           A.    No.

             9           Q.    What was said and by whom?

            10           A.    It was mostly -- it was mostly

            11    lighthearted banter about events of the day.

            12           Q.    Did these events include anything

            13    happening to RJR?

            14           A.    The answer is yes, but I don't

            15    remember what they were.  It was just as much

            16    about football and skiing and Florida.  All

            17    sorts of unrelated stuff.

            18           Q.    Do you remember anything that was

            19    said at this meeting about RJR or Mr. LeBow's

            20    interest in it?

            21                 MR. LOGAN:  Object to the form.

            22           A.    Not specifically.

            23           Q.    What happened next?

            24           A.    I called Mr. LeBow at least once

            25    after the first of the year which I would







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             2    characterize as I called to find out how

             3    things were going.  That's the only events

             4    between the Friars Club and now that I can

             5    remember.

             6           Q.    What did Mr. LeBow say to you?

             7           A.    He told me that he was having

             8    conversations with institutional investors.

             9           Q.    Did he tell you anything else?

            10           A.    No.

            11           Q.    Did he tell you anything about

            12    this conversation?

            13           A.    He thought they were going well.

            14           Q.    Did he tell you why they thought

            15    they were going well?

            16           A.    No.

            17           Q.    Do you remember any communication

            18    with anyone, Mr. LeBow or not, concerning

            19    RJR --

            20           A.    No.

            21           Q.    -- that you have not testified

            22    about?

            23           A.    No.

            24           Q.    Did you have any discussion with

            25    Mr. Icahn or anyone associated with Mr. Icahn







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             2    concerning this matter?

             3           A.    No.

             4                 MR. LOGAN:  Object to the form.

             5           Q.    Have you ever heard of Lucia Tan?

             6           A.    No.

             7           Q.    Have you ever heard of Michael

             8    Price?

             9           A.    Yes.

            10           Q.    Who is Mr. Price?

            11           A.    He's a substantial institutional

            12    investor in New Jersey.

            13           Q.    Did you ever discuss RJR with Mr.

            14    Price?

            15           A.    Yes.

            16           Q.    When was that?

            17           A.    It's noted in my calendar book

            18    which you have.  Or the pages on my calendar

            19    book.

            20           Q.    I'm going to ask you, if you

            21    would, to decipher your calendar and tell me

            22    what day it was that you had that discussion

            23    with Mr. Price.

            24           A.    On Wednesday, October -- November

            25    1st.







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             2           Q.    Was that a meeting or a telephone

             3    call?

             4           A.    A meeting.

             5           Q.    Was this a meeting that he

             6    initiated or you initiated?

             7           A.    I initiated.

             8           Q.    For what purpose?

             9           A.    I have been trying to see Mr.

            10    Price for some time because I was thinking

            11    about making a run at RJR with another

            12    individual, an independent run at RJR, having

            13    nothing to do with Mr. LeBow.

            14           Q.    What do you mean by run?

            15           A.    A hostile takeover.

            16           Q.    How long had you been thinking

            17    about that?

            18           A.    Six to nine months.  Like from

            19    the first -- early '95.

            20           Q.    Who is the other individual?

            21           A.    His name is Chris Andersen.  His

            22    real name is G. Christian, as you might guess.

            23           Q.    What is Mr. Andersen's business?

            24           A.    He was a banker at Drexel in the

            25    '70s and '80s.







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             2           Q.    What is his business today?

             3           A.    At the time when we first started

             4    these conversations, he was vice chairman of

             5    PaineWebber.

             6           Q.    What is he doing now?

             7           A.    He's no longer vice chairman of

             8    PaineWebber.  He's working on his own.

             9           Q.    What was the purpose of your

            10    meeting with Mr. Price?

            11           A.    To hear from Mr. Price what he,

            12    as an institutional investor, thought about

            13    RJR Nabisco and how it was being managed.

            14           Q.    What did he tell you?

            15           A.    I can't answer that specifically.

            16           Q.    Whatever general recollection?

            17           A.    In general, he thought the

            18    company was not managed very well.

            19           Q.    Did he say anything else?

            20           A.    There were some illustrations

            21    relating to lost market share and the

            22    superior -- by RJR and the superior

            23    performance of Philip Morris.

            24           Q.    Did he say he would support you

            25    in the event you decided to proceed in the







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             2    course of action that you were considering?

             3           A.    I don't remember.

             4           Q.    Did you discuss the consideration

             5    you were giving pursuing a hostile takeover of

             6    RJR with Mr. LeBow at any time?

             7           A.    No.

             8           Q.    I'm sorry?

             9           A.    My answer is no.

            10           Q.    Did you discuss Mr. LeBow with

            11    Mr. Price at this meeting?

            12           A.    No.

            13                 MR. MASHBERG:  Let him finish.

            14                 THE WITNESS:  I thought he

            15           finished the question.

            16           Q.    Did Mr. Price bring up the

            17    subject of Mr. LeBow in connection with RJR at

            18    the meeting?

            19           A.    No.

            20           Q.    Did he tell you he had been

            21    approached by Mr. LeBow?

            22           A.    No.

            23           Q.    Are you still considering making

            24    a hostile takeover of RJR?

            25           A.    No.







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             2           Q.    When did you stop that

             3    consideration?

             4           A.    When I joined Mr. LeBow's effort.

             5           Q.    Did you ever hear of Gary Black?

             6           A.    Yes.

             7           Q.    Who is Mr. Black?

             8           A.    Tobacco analyst at Sanford C.

             9    Bernstein.

            10           Q.    Did you have any discussions

            11    regarding RJR with Mr. Black?

            12           A.    No.

            13           Q.    Did you discuss Mr. Black with

            14    Mr. LeBow at any time?

            15           A.    No.

            16           Q.    Have you ever heard of Gary

            17    Klesch?

            18           A.    No.

            19           Q.    I know that you've heard of the

            20    firm Wassherstein Parella?

            21           A.    You bet.

            22           Q.    You've heard of Mario Biaza; is

            23    that correct?

            24           A.    I have heard of him.

            25           Q.    Have you ever had any







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             2    communications with anyone from Wassherstein

             3    Parella concerning RJR?

             4           A.    No.

             5           Q.    Have you ever heard of a company

             6    called Tabaca Lera?

             7           A.    Yes.

             8           Q.    You know that to be a Spanish

             9    tobacco company; is that correct?

            10           A.    I do.  Yes.

            11           Q.    Have you ever had any

            12    communications with anyone at Tabaca Lera

            13    concerning RJR?

            14           A.    No.

            15           Q.    Have you ever discussed Tabaca

            16    Lera with Mr. LeBow or any of his associates?

            17           A.    No.

            18           Q.    Have you heard of a company

            19    called Intabex?

            20           A.    I don't know.  It seems to ring a

            21    bell, but I'm not sure that I know hardly

            22    anything about it.

            23           Q.    Did you ever discuss that company

            24    with Mr. LeBow?

            25           A.    No.







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             2           Q.    Did you ever hear of a fellow

             3    named Tony Taberer?

             4           A.    I know the name.

             5           Q.    Have you ever discussed him with

             6    Mr. LeBow?

             7           A.    No.

             8           Q.    Have you ever performed any

             9    services pursuant to a consulting agreement

            10    that you and Mr. LeBow have?

            11           A.    Depends on what the definition of

            12    services are.

            13           Q.    In your mind, have you performed

            14    any services pursuant to the consulting

            15    agreement?

            16           A.    Broadly defined, I have suggested

            17    to Mr. LeBow -- I have given him some

            18    suggestions on how to approach institutional

            19    investors.  Rather than some suggestions as

            20    to -- suggestions as to the knowledge that he

            21    should have before he approaches institutional

            22    investors.

            23           Q.    Knowledge about what subject?

            24           A.    About RJR's business.

            25           Q.    When did you make that







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             2    discussion?

             3           A.    I don't remember.  But at various

             4    times in the course of our telephone

             5    conversations.

             6           Q.    What aspects of RJR's business

             7    were you referring to?

             8           A.    I thought that institutional

             9    investors might well ask him what would be the

            10    correct strategy for the Winston brand or the

            11    Salem brand.  Questions of that nature.

            12           Q.    Did you share with Mr. LeBow any

            13    knowledge of RJR that you had from the time

            14    that you served as an officer of RJR?

            15           A.    No, sir.

            16           Q.    Are there any other services,

            17    however broadly defined in your mind, that you

            18    think you performed pursuant to the consulting

            19    agreement?

            20           A.    No.  No.

            21           Q.    Did you ever fill out a

            22    questionnaire in connection with your

            23    agreement to serve on the slate of nominees

            24    proposed by Mr. LeBow?

            25           A.    I don't remember.







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             1                      Zuckerman

             2           Q.    I'm going to show you a document

             3    that has been previously marked in another

             4    deposition in this matter as Strauss Exhibit

             5    2.  I ask you if you have ever seen a copy of

             6    that document.

             7           A.    I don't believe so.

             8           Q.    Have you ever discussed with Mr.

             9    LeBow how RJR would be managed in the event

            10    that the slate of which you are a member were

            11    to be elected?

            12           A.    Yes.

            13           Q.    When was that discussion?

            14           A.    Very recently.

            15           Q.    Can you give me within the

            16    last --

            17           A.    Within the last couple of weeks.

            18           Q.    Was that a discussion you

            19    initiated or he initiated?

            20           A.    I don't remember.

            21           Q.    Was it part of some discussion

            22    that you already testified about or is this a

            23    different discussion?

            24           A.    No.  I think I initiated it.  I

            25    had an idea.  When Chris Steffen got blown out







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             2    of Citicorp, whenever that was.  A week or 10

             3    days ago.  Recently, in any case.  I thought

             4    that Chris Steffen might be an interesting CEO

             5    candidate.  I know Chris well.  Mr. LeBow said

             6    he would.  And that he would make an

             7    interesting candidate.

             8           Q.    Did Mr. LeBow indicate that he

             9    was going to contact Mr. Steffen?

            10           A.    He implied that he would contact

            11    Mr. Steffen.

            12           Q.    Do you know if that contact ever

            13    took place?

            14           A.    I don't know that they ever had a

            15    meeting.

            16           Q.    Do you know that they have ever

            17    been in contact?

            18           A.    I think they had a telephone

            19    conversation.

            20           Q.    How do you know that?  Or why do

            21    you think that?

            22           A.    Either Mr. Steffen or Mr. LeBow

            23    told me that they had a meeting scheduled.

            24           Q.    You don't know whether the

            25    meeting took place?







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             2           A.    I don't think it took place

             3    because of the snowstorm.

             4           Q.    You understood the purpose of the

             5    meeting to be, in general, a discussion about

             6    the possibility that Mr. Steffen might be a

             7    CEO?

             8           A.    CEO of --

             9           Q.    Of RJR?

            10           A.    Yes.

            11           Q.    Did you have any other discussion

            12    with anyone concerning the management of RJR

            13    in the event that the slate were to be

            14    elected?

            15           A.    No.

            16           Q.    I'm going to show you a document

            17    that was marked at Mr. Strauss's deposition as

            18    Exhibit 3.  I ask you in connection with this

            19    RJR matter, whether you have ever seen the

            20    document in that form.

            21           A.    I'm a director of a lot of

            22    companies, and nominee as a director of a lot

            23    of companies.  This form of agreement --

            24                 MR. MASHBERG:  Just answer the

            25           question.







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             2           A.    I don't know.

             3           Q.    Have you ever had any contact or

             4    any discussion of RJR with Mr. Lorber?

             5           A.    I think I met Mr. Lorber.

             6           Q.    Where did you meet him?

             7           A.    I think he was at the lunch at

             8    Ben Bensons with LeBow but I'm not sure.

             9           Q.    Other than as you may already

            10    have testified, do you remember any discussion

            11    you might have had with RJR -- about RJR with

            12    Mr. Lorber?

            13           A.    I certainly had no private

            14    discussion with him.  I also believe that he

            15    was at the Friars Club.

            16           Q.    As part of the general

            17    discussion; is that what you mean?

            18           A.    Yes.

            19           Q.    Have you had any private

            20    discussion concerning RJR or Liggett with Mr.

            21    Burns?

            22           A.    No.

            23           Q.    Mr. Chakalian?

            24           A.    I met Mr. Chakalian for the first

            25    time at the Friars Club luncheon and I asked







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             2    him how business was.  So the answer is yes.

             3           Q.    What did he say?

             4           A.    He was moderately positive.

             5           Q.    Other than that exchange with Mr.

             6    Chakalian, did you have any discussion with

             7    him concerning RJR or Liggett?

             8           A.    No.

             9           Q.    What about Mr. Frome.

            10           A.    No.

            11           Q.    Mr. Lampen?

            12           A.    No.

            13           Q.    Mr. Ridings?

            14           A.    No.

            15           Q.    Mr. Starbuch?

            16           A.    No.

            17           Q.    Mr. Strauss?

            18           A.    No.

            19           Q.    I'm going to show you a document

            20    that has been marked in Mr. Strauss's

            21    deposition as Exhibit 7.  I ask you if you

            22    have ever seen that document or the documents

            23    that are compiled in that exhibit before?

            24           A.    No, sir.

            25           Q.    Just to be absolutely certain,







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             2    sir, I want to show you a page called "Summary

             3    of Transaction."  It's numbered PS 226.  I ask

             4    you to look at that.  I ask you to tell me

             5    whether you have ever discussed a transaction

             6    of the kind outlined in that summary with

             7    anyone.

             8           A.    No, sir.

             9           Q.    I take it, sir, that it's

            10    accurate to say that you have never performed

            11    any analysis of a merger or other business

            12    combination between Liggett and RJR; is that

            13    correct?

            14           A.    That's correct.

            15           Q.    Have you performed any analysis

            16    of a spin-off of Nabisco?

            17           A.    The answer is yes.

            18           Q.    What does that analysis consist

            19    of?

            20           A.    When I was at RJR Nabisco, I

            21    thought about that a lot and performed an

            22    analysis and gave thought to it.  And nothing

            23    ever came of that.

            24           Q.    And when did you leave RJR

            25    Nabisco?







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             2           A.    Approximately September 15, 1993.

             3           Q.    And did your analysis include

             4    analysis of fraudulent conveyance or other

             5    legal risks associated with the transaction?

             6           A.    I read about fraudulent

             7    conveyance.

             8           Q.    I'm talking about the analysis

             9    that you performed while at RJR Nabisco.

            10                 MR. MASHBERG:  Listen to his

            11           question.

            12                 Read the previous question back,

            13           please.

            14                 (Record read.)

            15           A.    Yes.

            16           Q.    At the time that you were at RJR,

            17    did you review your conclusions with anyone at

            18    RJR?

            19           A.    No.

            20           Q.    And what conclusion did you come

            21    to?

            22           A.    Conclusions as to legal risks?

            23           Q.    As to the desirability of such a

            24    transaction?

            25           A.    Such a transaction defined as?







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             2           Q.    The spin-off of Nabisco?

             3           A.    I came to the conclusion that it

             4    was not salable to the people above me or to

             5    the board.

             6           Q.    And who were the people above you

             7    at that time.  To put the question slightly

             8    differently, at that time was KKR --

             9           A.    KKR was the owner.

            10           Q.    Now, in evaluating the spin-off

            11    at that time, did you consult with any lawyers

            12    with respect to legal risks?

            13           A.    No.

            14           Q.    You are not a lawyer, are you?

            15           A.    That's correct.

            16           Q.    After leaving RJR, did you

            17    perform any analysis of the spin-off?

            18           A.    No.

            19           Q.    If you are elected a director of

            20    RJR, will you vote to support a spin-off?

            21                 MR. LOGAN:  Object to the form.

            22                 MR. MASHBERG:  Object to the

            23           form.  Calls for speculation.

            24           Q.    Were it to be proposed?

            25           A.    Do I have to answer that







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             2    question?

             3                 MR. MASHBERG:  Our objection is

             4           noted.  Why don't we have the question

             5           back.

             6           A.    I'll tell you --

             7                 MR. MASHBERG:  Let's hear the

             8           question back.

             9                 (Record read.)

            10           A.    I will pay the greatest possible

            11    attention to my fiduciary duty given the facts

            12    at the time and vote accordingly.

            13           Q.    Do you believe the board of

            14    directors of RJR currently are doing anything

            15    differently?

            16                 MR. LOGAN:  Object to the form.

            17           No idea what that question means.

            18           A.    I don't know what the board of

            19    directors -- I just don't know what is in

            20    their heads.

            21           Q.    You have no reason to believe,

            22    sir, that they are not paying attention to

            23    their fiduciary duties, do you?

            24                 MR. MASHBERG:  Wait, wait, wait.

            25                 THE WITNESS:  I wasn't going to







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             2           answer that question.

             3                 (Record read.)

             4                 MR. MASHBERG:  I'll object to the

             5           extent it's calling for a legal

             6           conclusion.

             7                 MR. LOGAN:  Objection.

             8           A.    I think it's -- I previously

             9    answered that question.  I said I have no idea

            10    what is in the heads of the existing RJR

            11    directors.

            12           Q.    Sir, did it ever come to your

            13    attention from any source that Mr. LeBow or

            14    people associated with him have sought to

            15    encourage third parties to purchase shares of

            16    RJR for the purpose of acquiring --

            17           A.    No.

            18           Q.    -- 20 percent or more of the

            19    outstanding shares?

            20                 MR. LOGAN:  Object to the form.

            21           A.    No.

            22           Q.    Has it ever come to your

            23    attention from any source that Mr. LeBow or

            24    anyone associated with him has solicited

            25    anyone to purchase RJR shares?







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             2           A.    No.

             3           Q.    Why did your joining with Mr.

             4    LeBow's effort in the way that you described

             5    cause you to abandon consideration of making a

             6    hostile takeover attempt for RJR?

             7           A.    I just don't think I can ride

             8    both of those horses simultaneously.

             9           Q.    Why is that?

            10           A.    I think you have to be on one

            11    team or another team.  Once I committed to

            12    work with Mr. LeBow, I viewed it as unethical

            13    to have my own separate effort.

            14           Q.    Have you given any consideration

            15    to what you might do were Mr. LeBow's effort

            16    to solicit consents to promote a spin-off fail

            17    or be abandoned in some respect?

            18                 MR. MASHBERG:  Object to the form

            19           Calls for speculation.

            20                 MR. LOGAN:  Objection.

            21           A.    No.  My answer is no.

            22                 MR. STERN:  Give me a few

            23           minutes.  And maybe we can call it a

            24           day.

            25                 (Recess taken.)







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             2           Q.    During the break, did you consult

             3    with your counsel about the substance of your

             4    testimony?

             5           A.    Yes.

             6           Q.    What did you say to them and they

             7    to you?  I'll ask another question.  Did that

             8    conference concern any subject other than

             9    whether or not an attorney-client privilege

            10    should be asserted?

            11           A.    No.

            12           Q.    To what question were you

            13    considering whether or not an attorney/client

            14    privilege should be asserted?

            15                 MR. LOGAN:  Objection.

            16                 MR. MASHBERG:  I'm going to

            17           object here.  There was no substantive

            18           discussion and any discussions that we

            19           had are privileged and there was no

            20           question pending.  And I ask you go on

            21           and ask your question.  Any discussions

            22           that were had are privileged

            23           conversations.  Please continue.

            24           Q.    Sir, have you ever been

            25    investigated for any violation of securities







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             2    laws?

             3           A.    No.

             4           Q.    Ever charged with any criminal

             5    offense?

             6           A.    No.

             7           Q.    Have you ever been a defendant

             8    personally in any litigation?

             9                 MR. MASHBERG:  You asked these

            10           questions earlier on.

            11                 MR. STERN:  I may have asked that

            12           one.  If I did, I apologize for

            13           repeating myself.

            14                 THE WITNESS:  I believe he asked

            15           that.

            16                 MR. MASHBERG:  Ask the question.

            17           Q.    Were you ever a defendant

            18    personally in any litigation?

            19           A.    In divorce.

            20           Q.    Apart from divorce?

            21           A.    No.

            22           Q.    I want to make sure that the

            23    record is clear.  With respect to discussions

            24    with Mr. LeBow or anyone associated with him

            25    concerning the possibility of a business







                      CLASSIC REPORTING INC. (212) 268-2590

                                                                    84


             1                      Zuckerman

             2    combination between Liggett and RJR, is your

             3    testimony that you never had such discussion

             4    or you don't recall one way or the other

             5    whether you had discussions?

             6           A.    I have never had such discussion.

             7                 MR. STERN:  I have no further

             8           questions.

             9                 MR. MASHBERG:  I have nothing.

            10                 MR. LOGAN:  No questions.  Thank

            11           you.

            12                 (Time noted:  12 Noon)

            13                 ______________________

            14                 Frederick W. Zuckerman

            15

            16    Subscribed and sworn to

            17    before me this      day

            18    of                 1996

            19    _________________________

            20

            21

            22

            23

            24

            25







                      CLASSIC REPORTING INC. (212) 268-2590

                                                                    85


             1

             2

             3                    C E R T I F I C A T E
                                  _ _ _ _ _ _ _ _ _ _ _

             4    STATE OF NEW YORK     )
                                        )  ss.:
             5    COUNTY OF NEW YORK    )

             6                 I, ARTA PASCULLO, a Registered

             7           Professional Reporter and Notary Public

             8           within and for the State of New York, do

             9           hereby certify:

            10                 That I reported the proceedings in

            11           the within-entitled matter, and that the

            12           within transcript is a true record of

            13           such proceedings.

            14                 I further certify that I am not

            15           related, by blood or marriage, to any of

            16           the parties in this matter and that I am

            17           in no way interested in the outcome of

            18           this matter.

            19                 IN WITNESS WHEREOF, I have hereunto

            20           set my hand this________day of__________,

            21           1996.

            22                          __________________________
                                           ARTA PASCULLO, RPR
            23

            24

            25







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                                                                    86


             1

             2    January 19
                                      I N D E X
                                      _ _ _ _ _
             3
                  WITNESS                                       PAGE
                  _______                                       ____
             4    FREDERICK W. ZUCKERMAN
                         Examination by Mr. Stern                4
             5
                                   E X H I B I T S
                                   _ _ _ _ _ _ _ _
             6
                  ZUCKERMAN                                    PAGE
                  _________                                    ____
             7    FOR_IDENTIFICATION
                  ___ ______________
                  1      Photocopies of pages from
             8           Mr. Zuckerman's calendar book
                         from 1995, bearing production
             9           Nos. FZ 11 through 14                  35

            10    2      Group of documents, bearing
                         production Nos. FZ 1 through
            11           10                                     38

            12

            13

            14

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25


                      CLASSIC REPORTING INC. (212) 268-2590


                                                                3

==============================================================================
                        IN THE UNITED STATES DISTRICT COURT
                     FOR THE MIDDLE DISTRICT OF NORTH CAROLINA

                               CASE NO. 6:95CV00812


RJR NABISCO HOLDINGS
CORP.,

         Plaintiff,

     -against-

BENNETT S. LEBOW, BROOKE
GROUP LTD. and CARL
C. ICAHN,

        Defendants.
- ------------------------- x




                            100 S.E. 2nd Street
                            Miami, Florida
                            Thursday, 9:25 a.m.
                            January 11, 1996



                            D E P O S I T I O N

                                    of

                             BENNETT S. LEBOW

                     Taken on Behalf of the Plaintiff
                  pursuant to Notice of Taking Deposition


                          TAYLOR, JONOVIC & WHITE
             (305) 358-9047                      Miami, Florida
==============================================================================

==============================================================================
                          A P P E A R A N C E S

For the Plaintiff:     WACHTEL, LIPTON, ROSEN & KATZ
                       BY: Warren R. Stern, Esq.
                       and Rachelle Silverberg, Esq.
                       51 West 52nd Street
                       New York, New York 10019-6150
                                    and
                       BELL, DAVIS & PITT
                       BY: William Kearns  Davis, Esq.
                       635 West 4th Street
                       Winston-Salem, NC      27101

For the Defendants:    MILBANK, TWEED, HADLEY & McCLOY
                       BY: Michael Hirschfeld, Esq.
                       1 Chase Manhattan Plaza
                       New York, New York 10005-1413

Court Reporters:       CRAIG W. TAYLOR
                       GARY O'BRYAN

                              ---------------

                                 I N D E X

WITNESS                DIRECT CROSS REDIRECT RECROSS

BENNETT S. LEBOW

 (By Mr. Stern)        3

                              ---------------

                              E X H I B I T S


        PLAINTIFF'S                      PAGE

        Exh.  Nos. 1, 2 and 3            64
        Exh.  Nos. 4, 5 and 6            67
        Exh.  No. 7                      79
        Exh.  No. 8                      105
        Exh.  No. 9                      105
        Exh.  No. 10                     108


                          TAYLOR, JONOVIC & WHITE
          (305) 358-9047                         Miami, Florida
==============================================================================

==============================================================================
                           EXHIBITS (Continued)

        PLAINTIFF'S                     PAGE

        Exh.  Nos. 11 thru 15           116
        Exh.  No.  16                   121
        Exh.  No.  17                   128
        Exh.  No.  18                   131
        Exh.  No.  19                   132
        Exh.  No.  20                   133
        Exh.  No.  21                   134
        Exh.  No.  22                   164
        Exh.  No.  23                   195
        Exh.  No.  24                   197
        Exh.  No.  25                   199
        Exh.  No.  26                   199
        Exh.  No.  27                   218
        Exh.  No.  28                   244
        Exh.  No.  29                   245
        Exh.  Nos. 30 thru 34           250
        Exh.  No.  35                   256
        Exh.  No.  36                   260
        Exh.  No.  37                   264
        Exh.  No.  38                   264
        Exh.  No.  39                   265
        Exh.  No.  40                   266
        Exh.  No.  41                   267
        Exh.  No.  42                   267
        Exh.  No.  43                   268
        Exh.  No.  44                   268
        Exh.  No.  45                   270
        Exh.  No.  46                   270
        Exh.  No.  47                   271


                          TAYLOR, JONOVIC & WHITE
         (305) 358-9047                        Miami, Florida
==============================================================================

 1   Thereupon:
 2                   BENNETT S. LEBOW
 3   Having been first duly sworn, was examined and
 4   testified as follows:
 5                   DIRECT EXAMINATION
 6   BY MR. STERN:
 7      Q.   Sir, would you state the place and date of
 8   your birth?
 9      A.   December 20, 1937, Philadelphia,
10   Pennsylvania.
11      Q.   Were you raised in Philadelphia?
12      A.   Yes.
13      Q.   Would you tell me, please, which educational
14   institutions you attended and the dates?
15      A.   After public school?
16      Q.   After public schools.
17      A.   Drexel University, Bachelor of Science in
18   electrical engineering.  I spent a year in graduate
19   school in Princeton University.
20      Q.   What year did you get your Bachelor's in
21   science?
22      A.   1960.
23      Q.   What year were you at Princeton?
24      A.   The following year, 1960, 1961.
25      Q.   Did you receive a degree from Princeton?

 1      A.   No.
 2      Q.   What was your first full-time employment?
 3      A.   After I left Princeton, real full-time
 4   employment was with the United States Army.
 5      Q.   What did you do there?
 6      A.   I was a First Lieutenant in the United
 7   States Army.
 8      Q.   What years did you serve in that capacity?
 9      A.   Let's see.  1962 and 1963.
10      Q.   In general, what were your duties at that
11   time?
12      A.   I was assistant to the Assistant Vice Chief
13   of Staff of the Army in the Pentagon, responsible
14   for computer systems.  Actually, during that time I
15   was just an assistant to the Deputy Chief of Staff
16   of the Army.
17      Q.   You left the Army in 1963?
18      A.   No.  I stayed on with the Army as a
19   civilian.  I left military service, but I stayed as
20   a civilian employee in the same job -- basically the
21   same job.
22      Q.   When were you discharged from the service?
23      A.   In 1963.
24      Q.   Was it an honorable discharge?
25      A.   Yes.

 1      Q.   So, in 1963 you stayed on as a civilian
 2   employee --
 3      A.   Correct.
 4      Q.   -- of the United States Army.
 5      A.   Correct.
 6      Q.   How long did you hold that status?
 7      A.   Another three years.
 8      Q.   1966?
 9      A.   It was more than that.  Yes, that's correct.
10      Q.   Your position---
11      A.   We are missing a year here somewhere.
12   Excuse me.  1962, 1963, military, 1964, 1965---
13   Till 1967, correct.
14      Q.   So, you were employed by the Army in a
15   civilian capacity from 1963 to 1967; is that
16   correct?
17      A.   Approximately, correct.
18      Q.   What was your position during those years?
19      A.   I was assistant to the Assistant Vice Chief
20   of Staff of the Army.
21      Q.   Again, sir, what were your responsibilities?
22      A.   I was responsible for computer systems
23   throughout the Army.
24      Q.   Would your duties be what we would today
25   call MIS?

 1      A.   In that area, yes.
 2      Q.   What was your next employment after 1966 or
 3   1967, whenever it was that you left the Army?
 4      A.   I formed my own company.
 5      Q.   That was in 1967?
 6      A.   1967, 1968, in that time frame.
 7      Q.   What was the name of that company?
 8      A.   DSI Systems.
 9      Q.   Where was it incorporated?
10      A.   Well, I don't know the state of
11   incorporation.  I don't recall.  Probably Delaware.
12      Q.   Where was its principal place of business?
13      A.   In Rockville, Maryland, outside Washington.
14      Q.   What was the business of DSI Systems?
15      A.   It was involved in the computer microfilm
16   business, transferring images from computer systems
17   to microfilm.
18      Q.   Were you the owner of DSI Systems?
19      A.   I was one of the owners.
20      Q.   It was a corporation.  Were you the
21   controlling shareholder?
22      A.   Yes.
23      Q.   Were you employed by DSI Systems?
24      A.   Yes.
25      Q.   What was your position?

 1      A.   President and CEO, chairman.  Chairman,
 2   president and CEO.
 3      Q.   How long did you hold those positions?
 4      A.   About three or four years.
 5      Q.   So, now we are up to 1970 or 1971?
 6      A.   1971 approximately.
 7      Q.   Did you terminate your employment with DSI
 8   Systems in 1971?
 9      A.   Yes.
10      Q.   What did you do next?
11      A.   I became an independent consultant.
12      Q.   What happened to DSI Systems after you
13   terminated your employment?
14      A.   It was merged into another company.
15      Q.   Did you sell DSI, in effect, to another
16   company?
17      A.   Correct.
18      Q.   Which was the other company?
19      A.   The company's name is Conolog Corporation,
20   C-O-N-O-L-O-G.
21      Q.   That was sold in that same---
22      A.   1970, 1971, in that time frame.
23      Q.   Is Conolog Corporation still in existence?
24      A.   To the best of my knowledge, yes.
25      Q.   Did either DSI or Conolog Corporation ever

 1   file a petition under the Bankruptcy Code?
 2      A.   Not according to my knowledge.
 3      Q.   Were there any public shareholders of DSI?
 4      A.   Yes.
 5      Q.   When did DSI go public?
 6      A.   1969.
 7      Q.   Did it remain a publicly held company until
 8   the merger of 1971?
 9      A.   Yes.
10      Q.   Did any shareholder ever bring any claims
11   against you in connection with the business of DSI?
12      A.   Not that I recall.
13      Q.   Did the Securities Exchange Commission ever
14   commence any investigation with respect to your
15   activities at DSI?
16      A.   No.
17      Q.   Was there any such investigation -- that is,
18   an SEC investigation -- with respect to the
19   activities of any of the officers or directors of
20   DSI?
21      A.   Not to my knowledge.
22      Q.   After 1971, you said you became an
23   independent consultant after leaving DSI.  Did you
24   have a firm?
25      A.   No.

 1      Q.   What kind of consulting did you do?
 2      A.   I consulted with troubled companies, trouble
 3   situations, restructurings, things of that nature.
 4   I did some computer-type consulting, also.
 5      Q.   How long did you do that?
 6      A.   Till about 1984.
 7      Q.   In this period that we are talking about,
 8   from approximately 1971 to 1984, did you acquire a
 9   controlling interest in any company other than your
10   own consulting business?
11      A.   What do you define as "controlling"?
12      Q.   Well, did you acquire any businesses or
13   acquire the ability to control the affairs of any
14   business other than your own consulting business?
15      A.   Yes.
16      Q.   Which companies?
17      A.   A company called---  Again, along with other
18   partners.  I want you to understand that.  A company
19   called Sarah Coventry, Incorporated; a company
20   called Tril Laboratories, Incorporated.
21      Q.   How do spell that?
22      A.   T-R-I-L.  A company called Atlas Supply,
23   Incorporated; a company called Saxon Business
24   Products, S-A-X-O-N; a company called CRS Color
25   Labs.  There may have been one or two more.  I just

 1   can't recall right now.
 2      Q.   Did you serve as an officer or director of
 3   any of those companies?
 4      A.   Yes, most of them.
 5           Go ahead.  I'm sorry.
 6      Q.   Were any of those companies publicly held
 7   companies?
 8      A.   Tril was public.
 9           Read me back the list.
10                (Thereupon, the answer referred to was
11   read by the reporter as above recorded.)
12      A.   Tril was the only one in that group that was
13   public.
14      Q.   At any time did any of the shareholders of
15   Tril make any claim with respect to your conduct or
16   involvement in the affairs of Tril?
17      A.   Not that I recall.
18      Q.   Did any of those companies file for
19   bankruptcy protection during the time that you were
20   an officer, director or controlling shareholder?
21      A.   No, I don't believe so.  I took Tril out of
22   bankruptcy.
23      Q.   Do you still own a controlling interest?
24      A.   Go back to your question.  I'm sorry.
25   Repeat your question.

 1                MR. STERN:  I will ask the reporter to
 2   read it back.
 3                (Thereupon, the question referred to
 4   was read by the reporter as above recorded.)
 5      A.   There was one other.  CRS Color Labs, yes.
 6      Q.   CRS filed for bankruptcy?
 7      A.   Yes.
 8      Q.   What year was that?
 9      A.   Somewhere in the seventies.  I don't recall
10   exactly.
11      Q.   Do you remain a controlling shareholder in
12   any of those companies?
13      A.   No.
14      Q.   Do any of those companies remain in
15   existence today?
16      A.   I really don't know.  I believe they do, but
17   I don't know, except for CRS I know does not.
18      Q.   How did you dispose of your interest in
19   Sarah Coventry?
20      A.   I think the actual interest I still own.
21   The company still owns---  The assets were sold over
22   time.  The actual stock interest, you know, which
23   has no value today, I believe -- I'm not sure -- I
24   think I still own.
25      Q.   Your recollection is that you caused Sarah

 1   Coventry to sell its assets over a period of time?
 2      A.   Correct.  It was a bankrupt company, also.
 3   We bought that out of Chapter 11, also.  Again, I
 4   deal in bankrupt companies.  That's my basic
 5   business.
 6      Q.   I understand.
 7           With respect to Tril, did you do the same?
 8   Did you sell the assets or cause Tril to sell the
 9   assets?
10      A.   I sold the stock.  Tril is still in
11   business, to the best of my knowledge.
12      Q.   When did you sell the stock?
13      A.   I don't recall.  Late seventies, early
14   eighties, something like that.
15      Q.   Atlas Supply, how did that---
16      A.   Same thing.  I sold the stock.
17      Q.   Do you remember when?
18      A.   Again, the same time frame, late seventies,
19   early eighties.
20      Q.   Saxon Business Products, how did that
21   business wind up?
22      A.   It wound up very well.  You know, the exact
23   sale of the stock, I don't recall.  It was in the
24   early eighties.
25      Q.   You ultimately disposed of the stock of

 1   Saxon?
 2      A.   I believe so, yes.
 3      Q.   CRS Labs?
 4      A.   That went into Chapter 7.  It was
 5   liquidated.
 6      Q.   I believe in our chronology we are up to
 7   about 1984.
 8      A.   Correct.
 9      Q.   What happened in 1984 with respect to your
10   career?
11      A.   I acquired a control of MAI Systems,
12   Incorporated.
13      Q.   What is MAI Systems?
14      A.   It was a computer company involved in
15   worldwide computer sales and services.
16                MR. HIRSCHFELD:  Let me just ask for
17   the record, was it owned by that name when you
18   acquired it in 1984?
19      Q.   From whom did you acquire control of MAI
20   Systems?
21      A.   From the parent holding company.  They had a
22   couple of subsidiaries, and I bought one of their
23   subsidiaries basically.
24      Q.   Do you recall the name of the parent holding
25   company?

 1      A.   MAI Systems was the name or MAI Corp.  I
 2   don't know the exact words.
 3           I'm sorry.  I now recall what he said.  It
 4   was Management Assistance, Inc. is what it was
 5   called.  That's what the initials MAI stand for.
 6      Q.   Did there come a point in time when you took
 7   Management Assistance Corporation public?
 8      A.   Yes.
 9      Q.   When was that?
10      A.   About a year later.
11      Q.   Now, at some point Management Assistance
12   changed its name to MAI; is that correct?
13      A.   Yes.
14      Q.   Do you recall approximately when that was?
15      A.   No, I don't recall that.
16      Q.   I will refer to that entity as MAI.  I think
17   that's how you referred to it; is that correct?
18      A.   That's correct.
19      Q.   Does MAI still exist today?
20      A.   Yes.
21      Q.   Do you still have an interest in MAI?
22      A.   Yes.
23      Q.   Is it still a controlling interest?
24      A.   Yes.
25      Q.   Did MAI at any time since you acquired your

 1   interested in it file for protection under the
 2   bankruptcy laws?
 3      A.   Yes.
 4      Q.   When was that?
 5      A.   I don't know exactly when it was.  1993,
 6   1994.  I'm a little fuzzy this morning remembering
 7   exact dates.  It's a matter of public record,
 8   whenever it was.
 9      Q.   Yes.
10      A.   1994, I suspect.
11      Q.   Is it still in bankruptcy?
12      A.   No.
13           It must have been 1993.  Yes, 1993.
14      Q.   Do you remember which court had
15   jurisdiction?
16      A.   Delaware.
17      Q.   Were you ever the subject of any shareholder
18   complaint in connection with---  Let me ask a
19   preliminary question.  Did you serve as an officer
20   and director of MAI?
21      A.   Yes.
22      Q.   Did you so serve throughout the period of
23   your investment?
24      A.   Up till recently, yes.
25      Q.   Am I correct that you terminated your role

 1   as a director and officer of MAI?
 2      A.   That's correct.
 3      Q.   When was that?
 4      A.   This past October, I believe it was, October
 5   of 1995.
 6      Q.   Why did you do that?
 7      A.   Because I had a minority investment in MAI.
 8   I wished to disassociate myself and sell my stock.
 9      Q.   During the years in which you held a
10   controlling interest and served as an officer and
11   director, were you ever the subject of a complaint
12   by a shareholder about your conduct of the affairs
13   of MAI?
14      A.   I don't recall.  No.  The answer is no, not
15   to the best of my recollection.
16      Q.   In our chronology, we are up to 1984 when
17   you acquired your investment in MAI.  What was the
18   next event in your career?
19      A.   I acquired control of Liggett Group.
20      Q.   When was that?
21      A.   October of 1986.
22      Q.   What is the business of Liggett Group?
23      A.   It's a cigarette manufacturer, distributor.
24      Q.   From whom did you acquire control?
25      A.   Grand Metropolitan.

 1      Q.   You still own an interest in Liggett?
 2      A.   Yes.
 3      Q.   Is that a controlling interest?
 4      A.   Yes.
 5      Q.   Have you served as an officer and director
 6   of Liggett?
 7      A.   Yes.
 8      Q.   Since when?
 9      A.   Since 1986.
10      Q.   Do you still hold that position today?
11      A.   Yes.
12      Q.   Have you ever been the subject of a
13   shareholder complaint concerning your involvement in
14   the affairs of Liggett?
15      A.   It's a little difficult.  We owned 100
16   percent for a long time.  The answer is no.
17      Q.   Well, let me ask you this.
18      A.   It was public at one time.
19      Q.   Was there a period of time when there was a
20   public ownership interest in Liggett?
21      A.   Yes.
22      Q.   What years were those?
23                MR. HIRSCHFELD:  Let me try to clarify
24   something for the record here because I think,
25   Warren, there is going to be needless confusion on

 1   this point.
 2                MR. STERN:  That's fine.
 3                MR. HIRSCHFELD:  You will see I'm not
 4   trying to obstruct.
 5           Liggett was acquired, 100 percent, in 1986.
 6   There was a public offering of a minority interest
 7   in 1987.  The company that was then known as Liggett
 8   and was owned partly by the public continues in
 9   existence today as Brooke Group Limited.  Its name
10   has been changed.  But when you speak of the Liggett
11   Company that Mr. LeBow acquired in 1986, that
12   company is today Brooke Group Limited.
13           In 1990 there was a restructuring internally
14   within Brooke Group Limited so as to create a
15   subsidiary corporation engaged in the tobacco
16   business, which then took the Liggett name; and what
17   was then the parent company, formerly known as
18   Liggett Group Limited, became Brooke Group Limited.
19           If you look at a chart, you can tell the
20   difference because the company that has the name
21   Liggett today is known as Liggett Group, Inc.  When
22   it was the public company operating under the
23   Liggett name, it was Liggett Group Ltd.
24      Q.   Mr. LeBow, does your counsel's statement
25   comport with your recollection?

 1      A.   Yes.
 2      Q.   If I understood that correctly, and tell me
 3   if I have understood it correctly, I understand in
 4   essence that the company now known as Brooke Group
 5   is a corporate successor to the Liggett entity that
 6   you acquired in 1986; is that correct?
 7      A.   That's correct.
 8                MR. HIRSCHFELD:  I would say, Warren,
 9   it's not a successor.  It's the same company.
10   There's simply been a name change.
11                MR. STERN:  I see.
12      Q.   Focusing on the period between the public
13   offering in 1987 and the restructuring that, I
14   think, counsel said took place sometime in 1990,
15   during that period there was a publicly held
16   interest in Liggett; is that correct?
17      A.   That's correct.
18      Q.   During that period, sir, were you the
19   subject of any complaint by any of the public
20   shareholders about your involvement in the affairs
21   of that company?
22      A.   I don't recall any, no.
23      Q.   When was the company known as Brooke formed?
24      A.   Well, it's the same company from 1986 on.
25   That is the Brooke Group company.

 1      Q.   There have been public shareholders in
 2   Brooke Group since its formation, since 1990.
 3      A.   No.  Since 1987 when it went public.
 4      Q.   I'm speaking imprecisely.  I apologize.
 5           Since 1990, have any public shareholders in
 6   the company now called Brooke Group made any claim
 7   against you with respect to your involvement in the
 8   affairs of Brooke Group?
 9      A.   Yes.
10      Q.   How many such claims or complaints have been
11   made?
12      A.   One.
13      Q.   When was it made?
14      A.   I don't recall the exact date.  1992, 1993.
15   1993, I suspect, but I don't know exactly.
16      Q.   Was it a claim made in litigation?
17      A.   Yes.
18      Q.   Where was the litigation filed?
19      A.   Delaware.
20      Q.   Is that litigation continuing today?
21      A.   No.
22      Q.   How was it resolved?
23      A.   There was a Settlement Agreement reached.
24      Q.   What were the terms of the settlement?
25      A.   There were certain borrowings made by myself

 1   and the corporation with the approval of the Board
 2   of Directors of the corporations.  The borrowings
 3   were all repaid with interest, in addition to
 4   certain legal fees were paid.
 5      Q.   Did the Complaint concern those borrowings?
 6      A.   Yes.
 7      Q.   Was your deposition taken in connection with
 8   that litigation?
 9      A.   Was it?
10           Yes.
11                MR. HIRSCHFELD:  Off the record.
12                (Thereupon, a discussion was held off
13   the record.)
14      Q.   What year was your deposition taken?
15      A.   1994, sometime.
16      Q.   Did the entity that you acquired in 1986,
17   Liggett, subsequently known as Brooke Group, ever
18   file for protection under the bankruptcy laws?
19      A.   No.
20      Q.   Sir, in our chronology we are up to 1986,
21   which is when I think you told me you acquired
22   control of Liggett.  What was the next significant
23   event in your career?
24      A.   I acquired control of Western Union
25   Corporation.

 1      Q.   When was that?
 2      A.   The end of 1987.
 3      Q.   From whom did you acquire control?
 4      A.   From the corporation itself.
 5      Q.   At the time that you acquired control of
 6   Western Union, was it in bankruptcy?
 7      A.   It was about to file bankruptcy.
 8      Q.   Do you still own your interest in Western
 9   Union?
10      A.   Yes, indirectly.
11      Q.   Why don't you explain what you mean by that,
12   please.
13      A.   The interest is owned by Brooke Group.  I
14   obviously have an interest in Brooke Group.
15      Q.   Is Western Union still known as Western
16   Union?
17      A.   No.
18      Q.   What is its name today?
19      A.   New Valley Corporation.
20      Q.   When did it become New Valley Corporation?
21      A.   1991 or 1992.  I don't recall the exact
22   date.
23      Q.   Did you acquire 100 percent of the interest
24   in Western Union?
25      A.   No.

 1      Q.   What percentage did you acquire?
 2      A.   We acquired about 43 percent of the
 3   preferred A stock and about 42 percent of the common
 4   stock.
 5      Q.   Did this give you a controlling interest in
 6   the company?
 7      A.   Yes.
 8      Q.   Did you become an officer and director of
 9   Western Union?
10      A.   Yes.
11      Q.   You assumed those capacities, I take it, at
12   the end of 1987 when you acquired the company.
13      A.   Correct.
14      Q.   Do you continue in those capacities today?
15      A.   Yes.
16      Q.   Was there any public interest in Western
17   Union subsequent to your acquisition of the company
18   or your interest in the company in 1987?
19      A.   Say that again.
20      Q.   I will rephrase the question.
21                MR. HIRSCHFELD:  Let's go off the
22   record a minute.
23                (Thereupon, a discussion was held off
24   the record.)
25                MR. STERN:  Back on the record.

 1      Q.   Mr. LeBow, your counsel and I have had a
 2   discussion off the record.  In light of that
 3   discussion, I think the record would be assisted if
 4   you could walk us through the history of your
 5   investment in Western Union, with particular
 6   attention to times when the public has held an
 7   interest in that company.
 8      A.   First of all, the public has held an
 9   interest in the company throughout this period, at
10   all times.
11           What my counsel alluded to, what he wanted
12   to clarify is in 1987 I acquired what was called
13   then a Class B common interest in the company and
14   not any preferred interest.  Preferred interest was
15   acquired, I believe, about two years later
16   approximately, preferred A interest.  Subsequent to
17   that time, up to today, this Class B common interest
18   has become regular common.  It's been converted to a
19   regular common interest of about 42 percent of the
20   outstanding common, and then the preferred A
21   interest has grown to approximately a 58 or 59
22   percent interest in the preferred A position.  In
23   addition, we have a small interest in what's called
24   the preferred B.
25      Q.   In general, am I correct in understanding

 1   that you have been the controlling shareholder,
 2   either directly or indirectly, of Western Union or
 3   its successor since 1987?
 4      A.   That's correct.
 5      Q.   And at all times there has been a publicly
 6   held interest, either direct or indirect, in that
 7   company?
 8      A.   That's correct.
 9      Q.   Have you ever been the subject of any
10   shareholder complaint with respect to the affairs of
11   Western Union or New Valley?
12      A.   There was one shareholder complaint in
13   connection, I believe, with the original
14   acquisition, and it was also a holdover from
15   previous complaints prior to my involvement, and
16   there was another Complaint filed a few years ago by
17   an individual shareholder.
18      Q.   What was the claim, if you can recall, of
19   the shareholder complaint that was made in
20   connection with the acquisition?
21      A.   I really have no idea what it was.
22      Q.   Did this result in litigation?
23      A.   Yes.
24      Q.   Do you remember what court the litigation
25   was pending in?

 1      A.   Pardon?
 2      Q.   Do you remember the court in which the
 3   litigation was pending?
 4      A.   In Chicago and New Jersey.  Federal Court in
 5   Chicago and New Jersey, I believe.
 6      Q.   Federal Court in Chicago and New Jersey?
 7      A.   I have to ask my counsel.
 8      Q.   You don't recall exactly?
 9      A.   I don't recall exactly the venue.
10      Q.   Do you remember the outcome of the case?
11      A.   It was settled on our behalf for a very
12   insignificant amount of money, extremely
13   insignificant.
14      Q.   Was your deposition taken in connection with
15   that litigation?
16      A.   I don't recall.  I don't think so.
17      Q.   Then, sir, you referred to a holdover
18   litigation that arose prior to your acquisition of
19   Western Union.
20      A.   That's basically the same litigation we just
21   discussed.
22      Q.   So, the complaint against you, if I
23   understand---  Tell me if I am understanding this
24   correctly.  The complaint that came to involve you
25   was an outgrowth of litigation that was already

 1   pending?
 2      A.   It was both.  It was, you know, a disclosure
 3   issue vis-a-vis the 1987 acquisition complaint, and
 4   there were some prior disclosure issues, also, I
 5   believe.
 6                MR. HIRSCHFELD:  Don't guess.
 7      A.   I don't know.  You are talking ten years
 8   ago.  I don't recall exactly.
 9      Q.   As your counsel indicated, I'm sure you are
10   aware that I don't want you to guess or speculate.
11      A.   Fine.
12      Q.   Do you remember the name of the counsel for
13   the parties or party who sued you?
14      A.   No, I do not.
15      Q.   I think you also mentioned, and I may not
16   have understood correctly, I think you also said
17   there was a more recent complaint relating to
18   Western Union; is that correct?
19      A.   That's correct.
20      Q.   When was that complaint brought?
21      A.   I believe in 1991 or 1992.
22      Q.   Again, I take it that resulted in
23   litigation.
24      A.   Correct.
25      Q.   Where was the litigation pending?

 1      A.   Where?
 2      Q.   Yes.
 3      A.   New York Federal Court.
 4      Q.   Federal Court in New York?
 5      A.   Yes.
 6      Q.   What was the nature of the claim?
 7      A.   Failure to disclose certain things.
 8      Q.   Do you remember the name of the plaintiff's
 9   counsel?
10      A.   I don't remember the counsel's name, no.
11      Q.   Has that litigation ever been resolved?
12      A.   Yes.
13      Q.   What was the resolution?
14      A.   It was dismissed on summary judgment
15   completely.
16      Q.   When was that result obtained?
17      A.   Six months ago.
18      Q.   Was your deposition taken in connection with
19   that litigation?
20      A.   Yes.
21      Q.   When was that taken?
22      A.   About a year ago.
23      Q.   Are there any other shareholder complaints
24   concerning Western Union?
25      A.   Can I go off the record a second?

 1      Q.   Sure.
 2                (Thereupon, a discussion was held off
 3   the record.)
 4                MR. STERN:  Back on the record.
 5      Q.   Referring back to Western Union, now known
 6   as New Valley, since acquiring the company in 1987
 7   or acquiring the interest that you described, has
 8   that company filed for bankruptcy protection?
 9      A.   Yes.
10      Q.   When was that?
11      A.   Let me get the dates straight.
12           Was it March of 1995 or 1994?  Let's see.
13                MR. HIRSCHFELD:  If you can't remember,
14   just say you can't remember.  It's all a matter of
15   public record.
16      A.   It's a matter of public record.  It was
17   either March of 1994 or March of 1995.  I forget
18   what year.
19      Q.   What court was that?
20      A.   New Jersey Bankruptcy Court, Newark.
21      Q.   Does it remain under the protection of the
22   court?
23      A.   No.
24      Q.   When was it discharged?
25      A.   November of 1994, right.

 1           Excuse me.  Now I remember better.  It was
 2   either 1993 or 1994 it was filed.  It must have been
 3   March of 1994 or no.  I'm really confused.  I don't
 4   remember what year.
 5      Q.   I understand your recollection of dates
 6   is --
 7      A.   It's early in the morning.
 8      Q.   -- not precise.
 9           Was your deposition taken in connection with
10   any proceeding relating to that bankruptcy?
11      A.   Yes.
12      Q.   When was that?
13      A.   Six months after the bankruptcy was filed
14   approximately.  I don't remember the exact date.
15      Q.   Do you remember the name of the lawyer or
16   the law firm who took your deposition?
17      A.   No, I don't remember that.
18      Q.   Was there a particular proceeding in
19   connection with your deposition that was taken?
20      A.   There was various creditor-type litigation
21   ongoing in the bankruptcy, and there was a general
22   creditor-type deposition.
23      Q.   We have gotten up to 1987 with the
24   acquisition of Western Union.  What do you regard as
25   the next significant event in your career?

 1      A.   From an acquisition point of view, that was
 2   pretty much it, from a major acquisition point of
 3   view.
 4      Q.   So, Western Union was your last major
 5   acquisition?
 6      A.   Correct.
 7      Q.   I have asked you about and you testified
 8   about the fact that your deposition was taken one or
 9   more times.  Other than the times that you have told
10   me about, can you recall any other instances in
11   which your deposition was taken?
12      A.   Not offhand, no.
13      Q.   Can you recall any instances in which you
14   were a witness testifying at a hearing; in other
15   words, testimony given not in the forum of a
16   deposition, such as the one we are having today, but
17   testimony in a courtroom or other forum?
18      A.   In a courtroom?
19      Q.   Yes.  Have you ever been a witness at a
20   trial or a hearing?
21      A.   A couple of judges years ago when I was
22   suing somebody, I remember, 20 years ago in a
23   courtroom.  In an actual courtroom, you mean, a
24   trial?
25      Q.   In a trial or other kind of hearing where

 1   you were sitting in a witness chair and there was a
 2   judge, an adjudicator, listening to you testify.
 3   I'm trying to distinguish between a deposition in a
 4   conference room and a proceeding that takes place
 5   before an actual adjudicator.
 6      A.   No, I don't know.
 7      Q.   Have you ever heard of a company called
 8   Skybox?
 9      A.   Yes.
10      Q.   What is Skybox?
11      A.   Skybox was a company that sold trading cards
12   -- collectible trading cards to children.
13      Q.   Did you ever have an interest in Skybox?
14      A.   Yes.
15      Q.   What was the nature of that interest?
16      A.   It was owned by Brooke Group.  Brooke Group
17   owned 100 percent of Skybox at one time.
18      Q.   When did Brooke Group acquire its ownership
19   of Skybox?
20      A.   It was created -- it was a start-up company
21   within Brooke Group -- in about 1989.
22      Q.   Has there ever been any litigation in
23   connection with Skybox in which you have been
24   involved?
25      A.   What sort of litigation?

 1                MR. HIRSCHFELD:  That's a broad
 2   question.
 3      Q.   It is a broad question.  I will rephrase the
 4   question.
 5           Creditor litigation, creditors of Brooke
 6   Group with respect to Skybox.
 7      A.   Repeat the question exactly.
 8      Q.   Let me rephrase the question.
 9           Does Skybox exist today?
10      A.   No.  It was sold to another company.
11      Q.   When was it sold?
12      A.   Let me get my years straight.  About a year
13   ago.
14      Q.   Was there any litigation in connection with
15   the disposition of Skybox?
16                MR. HIRSCHFELD:  That disposition?
17                MR. STERN:  Yes.
18      A.   I don't know.
19      Q.   Was there ever any proposal to spin off --
20   Brooke Group to spin off Skybox?
21      A.   Yes.
22      Q.   What did that proposal consist of?
23      A.   Just a proposal to spin off Skybox, as you
24   say.
25      Q.   When was that?

 1      A.   In October of 1993.
 2      Q.   How did that matter resolve itself?
 3      A.   Skybox was spun off.
 4      Q.   Was there any litigation in connection with
 5   that spinoff?
 6      A.   Yes.
 7      Q.   Who brought that litigation?
 8      A.   Some CVR holders.
 9      Q.   Was that CVR?
10      A.   CVR.
11      Q.   What are CVR's?
12      A.   CVR is an acronym for Contingent Value
13   Rights.
14      Q.   Were these securities of some kind?
15      A.   Yes.
16      Q.   Which entity issued these securities?
17      A.   BGLS.  Brooke Group.  I will correct myself.
18      Q.   When did Brooke Group issue the CVR's?
19      A.   In October of 1990.
20      Q.   To whom did Brooke Group issue them?
21      A.   To the shareholders of Brooke Group.
22      Q.   What form did the transaction take?  Was it
23   a sale or a dividend?
24      A.   It was in conjunction with a reorganization
25   of Brooke Group.  The public shareholders of Brooke

 1   Group were issued the CVR security.
 2      Q.   This reorganization took place in 1990?
 3      A.   Correct.
 4      Q.   Why was Brooke Group restructured in 1990?
 5      A.   We had a couple of private companies outside
 6   of Brooke Group.  Again, remember, Brooke Group is
 7   the old Liggett Group namewise.  They wanted to put
 8   everything under one umbrella.
 9      Q.   What was Brooke Group's purpose in issuing
10   the CVR's?
11      A.   To guarantee to our shareholders that their
12   stock value would increase over the three-year
13   period of time.
14      Q.   Are the CVR's still outstanding?
15      A.   No.
16      Q.   How did they come to be retired?
17      A.   They were redeemed for their contractual
18   amount of money of 36 cents each.
19      Q.   When did that take place?
20      A.   In November of 1993, when it was due.
21      Q.   What was the nature of the claim brought by
22   the CVR holders with respect to the spinoff of
23   Skybox?
24      A.   They were claiming that Brooke was making an
25   incorrect spinoff because they were claiming that

 1   Brooke was insolvent.
 2      Q.   In what court was that matter brought?
 3      A.   Delaware Chancery Court.
 4      Q.   What was the resolution of that case?
 5      A.   The judge in the court ruled that they were
 6   not correct CVR holders, and the spinoff proceeded.
 7      Q.   Was the case dismissed?
 8      A.   The actual case is about to be dismissed or
 9   settled.
10      Q.   What are the terms of the settlement?
11                MR. HIRSCHFELD:  It's very complicated.
12      A.   It is complicated.  The CVR holders are
13   getting some additional amounts of money.  In
14   addition, the CVR holders and I are going to
15   institute litigation against the trustee for
16   incorrectly bringing this action, and it's being
17   instituted in conjunction with the CVR holders
18   basically, and we are getting money.  Brooke Group
19   is being paid a certain amount of money.
20      Q.   Is this settlement embodied in any kind of
21   public document?  Has it been described publicly?
22      A.   Not yet.
23      Q.   When do you anticipate that it will be
24   disclosed?
25      A.   Shortly.

 1      Q.   A matter of weeks or months?
 2      A.   Well, if my counsel stops working on other
 3   things, it will be done quicker.  It's pretty much
 4   agreed to.
 5      Q.   It's agreed to in principal.
 6           Do you remember the name of the lawyer for
 7   your adversary in this litigation we are describing?
 8      A.   No, I do not.  I have a propensity not to
 9   remember lawyers, to be honest with you, especially
10   ones on the other side.
11      Q.   Was your deposition taken in connection with
12   this CVR litigation?
13      A.   I'm not sure.  I don't think so.  I really
14   don't know.
15           Was it?
16                MR. HIRSCHFELD:  Yes.
17      A.   My counsel reminds me that it was taken.
18      Q.   Have you ever been the subject of any
19   investigation by the SEC or any other governmental
20   entity concerning possible violations of the law in
21   connection with securities transactions?
22                MR. HIRSCHFELD:  Mr. LeBow personally?
23      Q.   Let's start there.
24      A.   There was an inquiry by the SEC regarding
25   disclosure in the Western Union original

 1   acquisition.
 2      Q.   Did the SEC take your deposition in
 3   connection with that inquiry?
 4      A.   Yes, they did.
 5      Q.   What was the result of the inquiry?
 6      A.   It was completely dropped.
 7      Q.   Are there any other instances in which you
 8   have understood yourself to be the subject or target
 9   -- personally to be the subject or target of an SEC
10   or similar inquiry concerning securities matters?
11      A.   No.
12                MR. HIRSCHFELD:  I object to the form
13   of the question.
14      Q.   Focusing on any of the entities that you
15   have controlled, have any of the entities that you
16   have controlled to your knowledge ever been the
17   subject or target of an inquiry by the SEC or any
18   other regulatory body concerning securities matters?
19      A.   Well, we control today Ladenburg Thalmann.
20   As an investment banking firm, they have normal SEC
21   type inquiries.
22      Q.   Other than the matters that have arisen in
23   the course of Ladenburg's business, can you think of
24   any such instances?
25      A.   No.

 1      Q.   To your knowledge, have you ever been
 2   charged by the United States Government or a
 3   government of any state with any violation of the
 4   criminal laws?
 5      A.   No.
 6      Q.   Any entity that you have controlled or been
 7   an officer or director of?
 8      A.   In any criminal laws?
 9      Q.   Yes.
10      A.   No.
11      Q.   Have you ever been, personally now, to your
12   knowledge the subject or target of any Grand Jury
13   investigation by any governmental agency?
14                MR. HIRSCHFELD:  Let me interpose an
15   objection.  I will let him answer.  I will interpose
16   an objection to the form of the question.  I'm not
17   sure he understands legally the significance of
18   "subject" or "target."  I don't think he understood
19   it the last time when you asked him about the SEC.
20   I don't think he understands in terms of the Grand
21   Jury.
22                MR. STERN:  That's a fair objection.
23      Q.   Have you ever understood yourself to be
24   under investigation by a federal or state Grand
25   Jury?

 1      A.   No.
 2      Q.   Other than what you have testified about,
 3   have you ever understood yourself to be under
 4   investigation by the SEC?
 5      A.   No.
 6      Q.   Have you ever made any attempt, either you
 7   or any of the entities that you control, to acquire
 8   a control of a publicly held company over the
 9   opposition of its Board of Directors?
10      A.   Yes.
11      Q.   One attempt or more than one attempt?
12      A.   One attempt.
13      Q.   When was that?
14      A.   In 1989.
15      Q.   What company was involved?
16      A.   It was called Prime Computer Corporation.
17      Q.   Through which of your entities did you
18   attempt that acquisition?
19      A.   MAI Systems, Incorporated.
20      Q.   What did MAI Systems do to attempt that
21   acquisition?  How did you attempt to bring it about?
22      A.   It made a tender offer for all the stock of
23   the company.
24      Q.   Did the tender offer succeed?
25      A.   No.

 1      Q.   What happened?
 2      A.   We were outbid by another company.
 3      Q.   Did you understand that to be a white knight
 4   situation?
 5      A.   It depends which side you are on, I guess.
 6      Q.   You were outbid.  Did you or MAI have an
 7   investment in Prime Computer at the time of the
 8   tender offer?
 9      A.   Yes.
10      Q.   What happened to that investment?
11      A.   We sold it to the tender offeror.  The other
12   tender offeror succeeded, and we tendered our stock.
13   We got merged out.
14      Q.   Does Prime Computer remain in existence?
15      A.   I believe it subsequently went bankrupt.
16      Q.   When did that happen?
17      A.   I don't really know.  I didn't follow its
18   futures after the tender offer.
19      Q.   Was there any other instance other than
20   Prime Computer in which you attempted to acquire
21   control of a public company over the opposition of
22   its Board of Directors?
23      A.   No.
24      Q.   Did there come a time when you made a
25   control transaction with a company called American

 1   Brands?
 2      A.   Repeat the question, please.
 3      Q.   Did there come a time when you or some
 4   entity that you controlled made a proposal that
 5   involved the acquisition of control of American
 6   Brands?
 7      A.   No.
 8      Q.   Did you ever attempt to influence the
 9   affairs of American Brands?
10      A.   No.
11      Q.   Did you ever make any proposal of any kind
12   to American Brands?
13      A.   Yes.
14      Q.   When was that?
15      A.   It was in, I believe, 1988 or 1989, again,
16   that time frame.  I don't remember exactly when.
17      Q.   Which of your entities was involved in that
18   matter?
19      A.   Liggett.
20      Q.   What was the proposal?
21      A.   The proposal was that we acquire their
22   domestic tobacco operation or they acquire my
23   domestic tobacco operation because the two fit, you
24   know, strategically very well together.
25      Q.   Your domestic tobacco operation being

 1   Liggett, correct?
 2      A.   That's correct.
 3      Q.   What did American Brands respond?
 4      A.   They responded that they did not want to
 5   entertain it after studying the situation.  They
 6   responded negatively.
 7      Q.   After they responded negatively, did you
 8   attempt to pursue the proposal?
 9      A.   No.
10      Q.   Did you or Liggett have a share interest in
11   American Brands at the time you made the proposal?
12      A.   I don't recall if it was before or after,
13   but I did have some interest, yes.
14      Q.   What was the stock interest that you had?
15      A.   I don't recall how many shares.
16      Q.   What did you do with that interest?
17      A.   Subsequently sold it.
18      Q.   To whom?
19      A.   To the market.
20      Q.   Sir, you have testified about several
21   instances in which companies that you have
22   controlled have filed for bankruptcy protection.
23   Other than the instances that you have testified
24   about, are there any other instances in which
25   companies that you have controlled have filed for

 1   bankruptcy protection?
 2      A.   You mean while I controlled it?
 3      Q.   Yes.
 4      A.   No.
 5      Q.   What about any instances in which, let's
 6   say, within one year subsequent to your disposition
 7   of control any such company filed for bankruptcy
 8   protection?
 9      A.   Yes.
10      Q.   One instance or more than one?
11      A.   I think one.
12      Q.   Which one are you referring to?
13      A.   There was a company about 20 years ago
14   called Information Displays, Incorporated.
15      Q.   I take it at some time you had a controlling
16   interest in Information Displays, Incorporated; is
17   that correct?
18      A.   I had a large interest.  It wasn't a
19   controlling interest.
20      Q.   A large interest, but in your view did it
21   ever become a controlling interest?
22      A.   With other people, yes.
23      Q.   When did you acquire your interest in that
24   company?
25      A.   Sometime in the 1970's.  I don't recall

 1   exactly when.
 2      Q.   How long did you hold that interest?
 3      A.   One year or two years.
 4      Q.   At the end of that period, do I understand
 5   that you and your partners disposed of your interest
 6   in that company?
 7      A.   I sold all my interest.  Some of my partners
 8   stayed on with their interest.
 9      Q.   And the company, within a year or so, you
10   recall, filed for bankruptcy protection?
11      A.   The company---  The controlling interest was
12   then sold to another group, and they subsequently
13   filed bankruptcy.
14      Q.   In what court did that filing take place?
15      A.   I have no idea.
16      Q.   You have testified about several instances
17   in which shareholders have brought claims against
18   you concerning your conduct of the affairs of
19   companies in which they hold minority or
20   noncontrolling interests.  Other than the ones that
21   you have told me about, are there any other such
22   instances that you can recall?
23      A.   Well, I don't recall any offhand, but there
24   are, you know, like any corporation, what we would
25   call nuisance type lawsuits which may have been

 1   filed.  I don't recall the details of them right
 2   now.
 3      Q.   You may not recall the details, but do you
 4   recall which companies were involved in these suits
 5   that you believe were nuisances?
 6      A.   No, I don't recall.
 7      Q.   Do you remember any of the courts in which
 8   they were filed?
 9      A.   No.
10      Q.   Do you have any more recollection about that
11   than you have given me today?
12      A.   No, not that I can recall.
13      Q.   Was your deposition taken in regard to
14   those?
15      A.   Not that I can recall.
16                MR. STERN:  Bear with me for a moment.
17           Let's take a short break, and maybe we can
18   change subjects.
19                (Thereupon, a short recess was taken.)
20      Q.   (By Mr. Stern)  Other than the litigations
21   that we have already talked about, have there been
22   any instances where you have been charged by anyone
23   with fraud or misrepresentation in connection with a
24   business transaction?
25      A.   Not that I can recall.

 1      Q.   I believe you testified earlier about a
 2   company called Information Displays.  Do I have that
 3   accurately?
 4      A.   Correct.
 5      Q.   I believe you also testified -- again,
 6   correct me.  I am not trying to mislead you.  I am
 7   trying to make sure I recall your testimony
 8   accurately -- that it was sold in 1984 or
 9   thereabouts; is that correct?
10      A.   No.
11      Q.   When was Information Displays sold?
12      A.   It was never sold.  I sold my stock
13   position.
14      Q.   I see.
15      A.   It was a public company.  I sold my stock
16   position in 1974, 1975, somewhere in that time
17   frame.
18      Q.   Were you ever sued by anyone in connection
19   with Information Displays?
20      A.   I think all the directors, a general suit of
21   all directors.
22      Q.   Who brought that suit?
23      A.   I have no idea.
24      Q.   Do you know the outcome of that suit?
25      A.   No.  It does not exist any longer.

 1      Q.   Do you remember the court in which it was
 2   pending?
 3      A.   No.
 4      Q.   Did the SEC ever bring any proceeding
 5   against anyone that was related to the operations or
 6   the disposition of Information Displays while you
 7   were involved with the company?
 8                MR. HIRSCHFELD:  I object to the form
 9   of the question.  Could you break it up into pieces?
10      Q.   I will put a new question.
11           Have you ever heard of a Mr. Weksel?
12      A.   Yes.
13      Q.   Who is Mr. Weksel?
14      A.   He was president and chairman of the
15   company.
16      Q.   Information Displays?
17      A.   Correct.
18      Q.   During what years?
19      A.   During the seventies sometime.
20      Q.   Was this the period during which you had an
21   interest in the company?
22      A.   Some of the period.
23      Q.   Were you an officer and director of the
24   company while Mr. Weksel held those positions?
25      A.   During some of the period, yes.

 1      Q.   What was the nature of your relationship
 2   with Mr. Weksel?
 3      A.   I knew him.  We are friends.
 4           You mean the social relationship or business
 5   relationship?
 6      Q.   Business relationship.
 7      A.   He was chairman and president of the
 8   company.  I was a director, I believe, and secretary
 9   of the company.
10      Q.   Do you know whether or not the SEC ever
11   brought charges against Mr. Weksel in connection
12   with Information Displays?
13      A.   I believe they did, yes.
14      Q.   Do you know the outcome of those charges?
15      A.   I don't know the details, no.
16      Q.   Was your deposition taken in connection with
17   that SEC matter?
18      A.   No.
19      Q.   Was your deposition ever taken in connection
20   with a claim by anyone of fraud and
21   misrepresentation relating to Information Displays?
22      A.   It was a deposition of some sort, yes, in
23   the seventies.  I don't recall exactly when or what.
24      Q.   Was that in connection with this litigation
25   against the officers and directors generally that

 1   you vaguely recall?
 2      A.   Yes.
 3      Q.   Do you remember any more about that
 4   litigation?
 5      A.   No.
 6      Q.   We have talked about cases involving
 7   securities claims in which you may have been named
 8   as a defendant.  Are there any in which you have
 9   been a plaintiff?
10      A.   Not that I can recall.
11      Q.   Did there come a time when you became
12   interested in developing a transaction with RJR?
13      A.   Yes.
14      Q.   When was that?
15      A.   In late 1994.
16      Q.   How did it come about that you became
17   interested in such a transaction?
18      A.   Being in the tobacco business, I'm
19   constantly studying all the other tobacco companies.
20   We saw that there was a tremendous value somehow
21   locked up in RJR, that it was worth a lot more money
22   than the stock market appeared to be evaluating it.
23      Q.   Who is the "we" in that sense?
24      A.   We, myself and people within Brooke just
25   analyzing the companies, some analysts I have.

 1      Q.   What are their names?
 2      A.   Bryant Kirkland is one, and another outside
 3   consultant we use on occasion by the name of Richard
 4   Ressler is another.
 5      Q.   Mr. Kirkland is an employee of Brooke Group?
 6      A.   That's correct.
 7      Q.   What is his title?
 8      A.   Analyst.
 9      Q.   How long has he had that position?
10      A.   A couple of years, a year-and-a-half, two
11   years.
12      Q.   Mr. Ressler is an outside consultant?
13      A.   Correct.
14      Q.   How long has he been providing consulting
15   services?
16      A.   About three years.
17      Q.   What is the name of his firm?
18      A.   Orchard Capital.
19      Q.   Do you know what Mr. Ressler did before
20   joining Orchard Capital or forming Orchard Capital?
21      A.   Yes.
22      Q.   What was that?
23      A.   He was an officer of Brooke Group and a
24   director.
25      Q.   When did he become an officer and director

 1   of Brooke?
 2      A.   Sometime in 1989.
 3      Q.   What did he do before then?
 4      A.   He was an employee at Drexel Burnham.
 5      Q.   Do you know how long he had been at Drexel?
 6      A.   No.  I don't know exactly how many years.
 7      Q.   Do you know what his position at Drexel was?
 8      A.   It was a senior position.  I don't know
 9   exactly what position.
10      Q.   Do you know what he did there in general?
11      A.   Yes, investment banking.
12      Q.   In analyzing RJR, what you described, did
13   you or other members of this group -- I think so far
14   you mentioned Mr. Kirkland and Mr. Ressler --
15   generate any documents?
16      A.   There were some preliminary projections,
17   some value analyses from the public information.
18      Q.   Did you come to any conclusion at that time
19   as to the value of RJR?
20      A.   Not in any detail, but we felt there was
21   significant value there that wasn't being recognized
22   by the stock market for some reason.
23      Q.   Is there any particular document that you
24   recall that embodied that analysis that led you to
25   the conclusion that you just described?

 1      A.   No.
 2      Q.   Did you have an order of magnitude as to the
 3   significant value, any number that you---
 4      A.   Not really at this time.  It was more
 5   intuition than actual value analysis.
 6      Q.   Did there come a time when you enlisted
 7   outside consultants other than Mr. Ressler in this
 8   analytic process, in this process that you are
 9   describing?
10      A.   In this analytic process?
11      Q.   The process of becoming interested in and
12   developing your interest in RJR.
13      A.   Not during this period, no.
14      Q.   What period are you talking about?
15      A.   Late 1994, early 1995.
16      Q.   What happened in early 1995 that---
17      A.   Excuse me.  Let me correct that.  In late
18   1994 I did have some other people involved.
19      Q.   Who was that?
20      A.   Some of the people from Ladenburg Thalmann.
21      Q.   Any names?
22      A.   I don't recall.  One of the analysts there
23   did some work on it.
24      Q.   You referred to this as a period.  That
25   implies, I guess, that there was in your own

 1   thinking another period or a subsequent period.
 2      A.   Yes.
 3      Q.   When did that subsequent period begin?
 4      A.   You say "period."  Do you mean event type
 5   period?
 6      Q.   Yes.
 7      A.   I would say in May of 1995 events changed.
 8   Excuse me.  March to May.  Let's put it that way.
 9      Q.   What was the nature of that change?
10      A.   One of the primary natures of that change --
11   two primary natures of that change were that the
12   debt restructuring was announced by RJR, and we
13   subsequently had a meeting -- a significant meeting
14   with the principals of the company in May of 1995.
15      Q.   In this time frame, late 1994 through the
16   May, 1995 meeting, were there any other people
17   brought into the group that was considering some
18   kind of transaction with RJR?
19      A.   I had meetings with quite a few other
20   people, discussing a possible transaction, yes.
21      Q.   Who were they?
22      A.   Mr. Lorber got involved, also.
23      Q.   Who is he?
24      A.   He's president of New Valley.  We discussed
25   financial -- various financial arrangements with

 1   some people in Europe and other tobacco companies.
 2   We met during this period or I met, I should say --
 3   I met with various banks.  I had some conversations
 4   with an investment banker.
 5      Q.   Why did Mr. Lorber become involved?
 6      A.   As an adviser, just because he's part of my,
 7   you know, inner circle management team.  He gives
 8   advice and counsel.
 9      Q.   Who were the people in Europe that you
10   referred to?
11      A.   I worked pretty closely with an individual
12   by the name of Mr. Klesch, who has an investment
13   banking firm in London.
14      Q.   You also mentioned other tobacco companies.
15      A.   Yes.
16      Q.   Who were they?
17      A.   I met with the president of -- the owners, I
18   should say, of Rothmans.  I met with the president
19   of Tabacalera.  I met with some senior people with
20   Reemtsma.  I met with some senior people of Imperial
21   Tobacco, also.
22      Q.   Can you think of any others?
23      A.   Are there any others?  No.  That's it.
24      Q.   You mentioned that you had some conversation
25   or you met with some banks.

 1      A.   Yes.
 2      Q.   Which banks did you meet with?
 3      A.   I didn't really meet with any of the banks.
 4   Mr. Klesch met with the various banks, discussing
 5   possible financing.  I had one meeting here at lunch
 6   with one banker.  I don't recall which banker it was
 7   offhand.
 8      Q.   You said you had some conversations with an
 9   investment banker.  Who was that?
10      A.   Wasserstein, Perella.
11      Q.   Did you consult with any law firms?
12      A.   Yes.
13      Q.   Which ones?
14      Q.   Fried Frank, Kelley Drye, and during this
15   period, also, I guess, Milbank.
16      Q.   What role did Mr. Klesch play?  What was it
17   that you were looking for him to do?
18      A.   He was attempting to arrange financing to
19   refinance the bank debt.
20      Q.   Is he still working in that capacity?
21      A.   No.
22      Q.   When did he stop?
23      A.   When RJR completed their financing or debt
24   swap, as we call it.
25      Q.   Did he do anything else at your request?

 1      A.   Regarding this transaction?
 2      Q.   Yes.
 3      A.   No.
 4      Q.   Regarding RJR.
 5      A.   No.
 6      Q.   What was the nature of your conversations
 7   with Wasserstein, Perella?
 8      A.   I was working on another transaction with
 9   them at the time, and we started talking about the
10   spinoff transaction here, and they got interested to
11   pursue it, to be an adviser.
12      Q.   Whom were you talking with?
13      A.   Mario Baeza, B-A-E-Z-A, and Bruce
14   Wasserstein at one point.
15      Q.   Did you sign an engagement letter of any
16   kind with Wasserstein, Perella?
17      A.   Yes.
18      Q.   What did you ask Wasserstein to do?  What
19   were their instructions?
20      A.   They were attempting at the time to put
21   together a joint venture with myself and Reemtsma to
22   pursue a transaction, and they represented me and
23   Reemtsma.
24      Q.   Anything else?
25      A.   General advice.

 1      Q.   Are they still working with you in regard to
 2   RJR?
 3      A.   No.
 4      Q.   When did they stop?
 5      A.   September approximately -- August, September
 6   of 1995.
 7      Q.   Why did that relationship or engagement
 8   terminate?
 9      A.   They decided on their own not to pursue it
10   any further, pending the Reemtsma/Liggett
11   restructure.
12      Q.   Do you have any understanding from any
13   source as to why they made that decision?
14      A.   No, I have no understanding.
15      Q.   Did you discuss it with Mr. Baeza or
16   Mr. Wasserstein?
17      A.   No.  I didn't pursue it.
18      Q.   In this period of time, from the beginning
19   of your interest in late 1994 through the meeting in
20   May that you described, were you generating any
21   documents that you can recall relating to this
22   process that was taking place?
23      A.   Just, you know, very rough projections as to
24   sales and earnings, debt ratios and things of that
25   nature.

 1      Q.   When I say "you," my question was ambiguous.
 2   I don't mean you personally.
 3      A.   Yes, my group.
 4      Q.   Do you remember reviewing any documents in
 5   particular, any kinds of analyses?
 6      A.   Yes, the public documents and the same type
 7   of analysis, yes.
 8      Q.   Were you considering any particular kind of
 9   transaction or kinds of transactions?
10      A.   I was considering a transaction to spin off
11   Nabisco and effectuating a combination with another
12   tobacco company in order to refinance the bank debt,
13   which had a restriction against a spinoff.
14      Q.   Well, were you contemplating merging Liggett
15   with RJR Tobacco?
16      A.   I was contemplating Liggett being the
17   mechanism by which one could achieve the spinoff.
18      Q.   Why did you view Liggett as a mechanism by
19   which one could achieve a spinoff?
20      A.   Lots of reasons.  First of all, we kind of
21   understood -- not kind of understood.  We did
22   understand that the prime reason against a spinoff
23   was a fewfold.
24           Number one was the tax-free nature of it.  I
25   was advised by my counsel that using Liggett in a

 1   spinoff would be tax free.  They would be prepared
 2   to give a tax-free opinion to that effect.
 3           I was also advised by various people or in
 4   various conversations with people that one of the
 5   main reasons against a spinoff was a potential
 6   personal liability associated with that for
 7   directors and officers, and it was clear, since we
 8   have already done a few spinoffs, that the directors
 9   and officers of Liggett were prepared to do the
10   spinoff, and it made sense not being involved with
11   two different tobacco companies from various
12   antitrust problems and Clayton Act problems and
13   things of that nature.
14      Q.   I didn't understand the last sentence, the
15   last reference you made to antitrust.  It made sense
16   not to be involved with two---
17      A.   It's difficult being involved with two
18   companies which are competitors.  That's a very
19   difficult thing.
20      Q.   You saw a merger as a way of addressing that
21   problem?
22      A.   That was the least of the reasons.  The
23   other reasons, the spinoff reasons were the primary
24   reasons.
25      Q.   At the time that you began this process, did

 1   you or any of your entities own any RJR stock?
 2      A.   Yes.
 3      Q.   How much did you own?
 4      A.   I believe we started buying RJR stock in
 5   February of 1995, and we owned -- I don't recall
 6   exact numbers, but we can get them for you -- a
 7   couple million shares, two or three million shares.
 8      Q.   At the time that you started the process in
 9   late 1994, you did not have any RJR stock; is that
10   correct?
11      A.   Nothing significant at that time.
12      Q.   How did you see yourself or your companies
13   benefiting from a spinoff, profiting from a spinoff
14   in view of the fact that at the time you started
15   this process you did not have a significant holding?
16                MR. HIRSCHFELD:  Objection to the form.
17      A.   Two or three million shares is not
18   insignificant.
19      Q.   At what point in time did you acquire two or
20   three million shares?
21      A.   February of 1995, from what I recall.
22      Q.   I'm going to come back to this in a second.
23   First, let me ask you, did you ever see any document
24   request that was made by RJR in this case?
25      A.   No, I never saw one.

 1      Q.   Were you asked by anyone to search your
 2   files for documents for production in this
 3   litigation?
 4      A.   Yes.
 5      Q.   What was the nature of your search?
 6      A.   I searched my files.  My secretary searched
 7   my files here, and I searched my file at home and
 8   provided everything we have.
 9      Q.   What did you understand the scope of the
10   search to be?
11      A.   Anything relating to RJR.
12      Q.   Did you provide to someone all the documents
13   that you found as a result of that search that you
14   described?
15      A.   Absolutely.
16      Q.   To your knowledge, have those documents been
17   either produced to RJR or withheld under a claim of
18   privilege?
19      A.   To my knowledge, yes.
20      Q.   Do you maintain a personal calendar or
21   diary?
22      A.   Yes.
23      Q.   Did you check your calendar or diary for any
24   references to RJR?
25      A.   No, I did not.

 1      Q.   Did you discuss with anyone whether you
 2   should do that?
 3      A.   Yes, I believe I did.
 4      Q.   Other than counsel?
 5      A.   Other than counsel, no.
 6      Q.   Just so the record is clear, you have not
 7   searched your---  Is it a diary or a calendar that
 8   would contain---
 9      A.   It's a small diary with cryptic notes.
10   Excuse me.  It's a small calendar, not a diary.  I
11   call it a calendar.  You mean do I keep a diary of
12   notes?  Is that what you're saying?
13      Q.   Either a calendar or a diary.
14      A.   Only a calendar.
15      Q.   That was not checked for references to
16   events relating to RJR?
17      A.   No, it was not checked.
18      Q.   Can you tell me why that was not checked?
19      A.   No one asked me to check it.  I specifically
20   asked counsel, "Do you want my calendar?"  He said
21   no.  On advice of counsel---
22      Q.   Mr. LeBow, I am going to ask the reporter to
23   mark three documents as exhibits in this deposition.
24           Off the record.
25                (Thereupon, a discussion was held off

 1   the record.)
 2                MR. STERN:  We are going to mark these
 3   documents as Plaintiff's Exhibits 1, 2 and 3.
 4                (Thereupon, the documents referred to
 5   were marked as Plaintiff's Exhibits Nos. 1, 2 and
 6   3 for Identification.)
 7                MR. HIRSCHFELD:  Tell me which are
 8   marked.
 9                MR. STERN:  We have marked as Exhibit
10   Number 1 the document that starts with Number BGL
11   8660, as Exhibit 2 the document numbered BGL 6222
12   and as Exhibit 3 the document marked BGL 8666.
13      Q.   Mr. LeBow, I'm going to put all three
14   exhibits before you.  I ask you if you have ever
15   seen any copy of these documents before.
16      A.   Yes, I recognize them.
17      Q.   For the record, could you identify those
18   documents, please?
19      A.   These are copies of reports that Accounting
20   puts out as to our share ownership of RJR stock.
21      Q.   Did you receive and review these reports in
22   the ordinary course of your business?
23      A.   Most likely I did, yes.
24      Q.   To your knowledge, do they accurately
25   reflect all purchases of RJR stock by Brooke Group

 1   or any of its affiliates?
 2      A.   To my knowledge, yes.
 3      Q.   I note that purchases were made by New
 4   Valley Corporation; is that correct?
 5      A.   Yes.
 6      Q.   Why did New Valley Corporation, as opposed
 7   to any of your other entities, make these purchases?
 8      A.   Because New Valley was the most liquid
 9   cashwise.
10      Q.   Was there any reason relating to the
11   antitrust laws why New Valley made these purchases?
12      A.   No, not at all.
13      Q.   Am I correct in understanding that New
14   Valley's cash liquidity resulted from certain
15   transactions that took place in connection with its
16   bankruptcy proceeding?
17      A.   That's correct.
18      Q.   What transactions were those?
19      A.   It sold a major asset to another company for
20   cash, a significant amount of cash.
21      Q.   Sir, referring to these reports, could you
22   tell me how many shares of RJR Brooke Group had
23   acquired, let's say, as of May, 1995?
24      A.   It appears---  Excuse me.  It appears that
25   we acquired about 700,000 preferred C shares, which

 1   have an extra interest in a spinoff, and 100,000
 2   common shares.
 3      Q.   What did you mean by "an extra interest in
 4   the spinoff"?
 5      A.   My understanding is the preferred C's -- if
 6   a spinoff does occur, additional consideration is
 7   given to preferred C holders.  So, we were obviously
 8   focused on the preferred C's at that time.
 9      Q.   In this period leading up to May, 1995, did
10   you perform any analysis of the value of a Nabisco
11   spinoff standing alone; that is, without an
12   associated merger between or involving RJR and
13   Liggett?
14                MR. HIRSCHFELD:  Objection to the form.
15   I don't think I understand what you are saying.
16      Q.   Let me try again.
17           Just so I'm sure I'm reading this document
18   correctly, can you tell me the total investment
19   dollar amount that New Valley had made through May,
20   1995?
21      A.   You have to give me a calculator.
22      Q.   I don't mean to ask you to do arithmetic.
23   Would one add the numbers on the right-hand column
24   of my Exhibit 1?
25      A.   Yes.  It appears to be -- you know, it's in

 1   the millions of dollars.
 2                MR. HIRSCHFELD:  Can we just go off the
 3   record a moment?
 4                (Thereupon, a discussion was held off
 5   the record.)
 6                MR. STERN:  I am going to mark as the
 7   next three exhibits -- I think we are up to 4, 5 and
 8   6 -- three documents that have been produced to us
 9   by the LeBow parties in this case.
10                (Thereupon, the documents referred to
11   were marked as Plaintiff's Exhibits Nos. 4, 5 and
12   6 for Identification.)
13                MR. STERN:  So we are all talking
14   literally off the same page, Exhibit 4 is the
15   document starting with BGL 5583.  Number 5 is the
16   document starting with BGL 5570, and Number 6 is the
17   document starting with BGL 5601.
18      Q.   Mr. LeBow, I place the exhibits in front of
19   you.  We both have about the same reach, I'm afraid.
20           Have you seen any of those documents before?
21      A.   Yes, I have.
22      Q.   Could you identify them, please?
23      A.   It looks like the proposed joint venture
24   deal that we were working on in the early part of
25   1995 that we had contemplated.

 1      Q.   So, are these among the---  Let me ask you a
 2   prior question.  Who generated these documents?  Who
 3   drafted them?
 4      A.   I'm not exactly sure who did it totally, but
 5   I'm sure the individuals I mentioned before were
 6   involved, Mr. Kirkland and Mr. Ressler, those
 7   people.
 8      Q.   Were they done at your instruction?
 9      A.   Pardon?
10      Q.   Were they done at your instruction?
11      A.   Yes.  It was done, you know---  I don't know
12   if I instructed this to be done, Mr. Ressler did or
13   they---  I don't recall exactly who gave the
14   instruction to do this.
15      Q.   I'm sorry I interrupted you.
16           What was the purpose in preparing these
17   documents, if you know?
18      A.   Knowing that there was a lot of value locked
19   up in RJR Nabisco, knowing also that the board of
20   RJR was reluctant to do a spinoff, knowing also that
21   the bank debt prohibited a spinoff, we were
22   attempting to put together a partnership arrangement
23   which would effectuate a spinoff.  This was a
24   potential arrangement, complicated in the sense that
25   there were a lot of tax issues, a lot of other

 1   issues that had to be structured.  It was one
 2   structure that was analyzed.
 3      Q.   Other than the structures that are put forth
 4   in these exhibits, do you know of any other
 5   structures of transaction---
 6      A.   Excuse me.  I haven't looked at the other
 7   exhibits yet.
 8      Q.   I'm sorry.  Why don't you complete your
 9   review.
10      A.   These are just samples of the structures to
11   be analyzed over this period.  I don't remember how
12   many we analyzed, how many ideas that were---  There
13   were quite a few.  It was an attempt to understand
14   the issues.
15      Q.   Do you recall analyzing any structure which
16   did not have as a component a combination or merger
17   of Liggett with RJR?
18      A.   I think every structure at this point in
19   time involved Liggett, RJR and another tobacco
20   entity, a potential international tobacco entity.  I
21   believe at all times it involved all three.
22      Q.   So, the answer to that question is yes?
23      A.   In combination with a third.
24      Q.   At this time, being the period between late
25   1994 and May, 1995 when you had your meeting with

 1   RJR management?
 2      A.   Correct.
 3      Q.   During this period of time, did you develop
 4   any estimate of value of any particular alternative
 5   transaction from the standpoint of Brooke Group; in
 6   other words, the increase in the value of Brooke
 7   Group's holdings from proceeding -- and Liggett from
 8   proceeding with the transactions?
 9      A.   Not that I recall directly.
10      Q.   Indirectly?
11      A.   I don't recall.
12      Q.   Did you have any analysis done of the
13   relative values of Liggett and RJR for the purposes
14   of these proposed transactions?
15      A.   Independent values, you mean?
16      Q.   Yes, what the companies were worth.
17      A.   No.
18      Q.   You had mentioned in an earlier response
19   that among the reasons or among the factors you were
20   taking into consideration was a perception that
21   there was a concern about personal liability on the
22   part of people at RJR resulting from the spinoff.
23   Now, I know I didn't accurately state your
24   testimony, but have I captured the gist of what you
25   told me?

 1      A.   That was one of their major concerns, yes.
 2      Q.   I think you said that you had heard things
 3   to that effect from various people.
 4                MR. HIRSCHFELD:  Well, his testimony is
 5   whatever it is.
 6                MR. STERN:  That's right.  I'm just
 7   trying to refer back to that testimony.
 8      A.   In analyzing the situation with counsel and
 9   other people, I was trying to figure out why Nabisco
10   was not being spun off.  We came to the conclusion,
11   you know, considering all of the legal aspects of
12   things, that this was a major -- must be a major
13   consideration.  There's nothing else making sense.
14      Q.   Who are these other people whom you were
15   referring to?
16      A.   Counsel.
17      Q.   You said counsel and other people.
18      A.   Well, the same people we are talking about,
19   Ressler, Kirkland.
20      Q.   Did anybody from RJR ever tell you that
21   concern with personal liability---  I take it we are
22   talking about personal liability of the Board of
23   Directors.  Is that accurate?
24      A.   And/or officers.
25      Q.   Did anyone from RJR tell you that a concern

 1   with personal liability of the directors and/or
 2   officers was a reason why RJR was not proceeding
 3   with the spinoff?
 4                MR. HIRSCHFELD:  At what point in time?
 5                MR. STERN:  At any point in time.
 6      A.   To me directly, any officers or directors,
 7   no; but to other people, yes.
 8      Q.   Which other people?
 9      A.   Counsel and/or my advisers.
10      Q.   I take it that was reported to you; is that
11   correct?
12      A.   That's correct.
13      Q.   Which counsel or adviser reported back to
14   you?
15      A.   Again, I don't recall exactly who, but if it
16   was counsel that reported to me, it would be
17   Mr. Hirschfeld here.  If it was an adviser, it was
18   either Mr. Baeza and/or Mr. Ressler, who attended
19   these meetings.
20      Q.   Just so I understand and the record is
21   clear, did they tell you that they had been told by
22   somebody from RJR that the concern that we are
23   discussing was a factor in RJR's reluctance to
24   proceed with the spinoff?
25      A.   Absolutely.

 1      Q.   Whom did they say told them that?
 2      A.   I believe it was Mr. Goldstone.  I was told
 3   that, considering---  We presented Mr. Goldstone
 4   with a potential, I believe, one sheet or so or even
 5   a book -- I forget at the first meeting what we gave
 6   him -- a potential transaction involving, as we said
 7   before, a spinoff from Nabisco, Liggett and an
 8   international joint venture partner, and it was
 9   relayed back to me in subsequent meetings that
10   Mr. Goldstone felt for credibility purposes to Wall
11   Street, to the institutional investors, it was
12   important to have the institutional -- excuse me --
13   the international tobacco company as a partner.
14           I was told two things.  First of all, he
15   wanted to make sure there was really shareholder
16   support for a spinoff because in the previous
17   resolution a year earlier, he did not receive major
18   support.  So, assuming there was support for a
19   spinoff, his next concern is that we have
20   credibility to effectuate it because the words were
21   that he would have a problem with the board doing
22   the spinoff.
23      Q.   That's what you were told by one of your
24   advisers, who were reporting back to you on
25   conversations with Mr. Goldstone; is that correct?

 1      A.   That's correct.
 2      Q.   They talked about shareholder support and
 3   credibility as Mr. Goldstone's concerns; is that
 4   correct?
 5      A.   Yes, because the credibility problem being
 6   that, although they will never do the spinoff
 7   because of the personal liability issues and they
 8   understood the Board of Directors of Liggett would
 9   do it, you know, on a transaction, it would look a
10   lot better to Wall Street, so to speak, if a major
11   international tobacco company was also involved.
12      Q.   Mr. Hirschfeld or Mr. Baeza or Mr. Ressler
13   reported to you that Mr. Goldstone had said that; is
14   that correct?
15      A.   Absolutely.
16      Q.   Again, just so I'm clear, did they report to
17   you that Mr. Goldstone had said that related to
18   these concerns was a concern about the personal
19   liability of directors?
20      A.   Yes.
21      Q.   Did they report to you whether or not
22   Mr. Goldstone had explained how the personal
23   liability concern would be addressed by or supported
24   by the two issues, shareholder support and
25   credibility on Wall Street?

 1      A.   Well, if we did the spinoff, there would be
 2   no personal liability on behalf of the old
 3   directors, the current directors, because they
 4   wouldn't be doing it.  We would be doing it.  So,
 5   there was no concern if we did it.
 6      Q.   Did they tell you that Mr. Goldstone had
 7   said there would be no concern if Liggett did it?
 8      A.   I'm not sure exactly the words, I mean, but
 9   the logic was that.  I mean, if we did it, there is
10   no concern.
11      Q.   Was that Mr. Goldstone's logic or somebody
12   else's logic?
13      A.   Mr. Goldstone's logic.
14      Q.   Just to be clear again, your recollection is
15   that you were advised by people who were at these
16   meetings that you did not attend that Mr. Goldstone
17   had reason or had expressed the view that, if
18   Liggett did the spinoff, there would not be a
19   personal liability concern to the RJR directors or
20   officers.
21      A.   Absolutely.  Otherwise, why did they need
22   Liggett?  Why did they need me?  They know the names
23   of these international tobacco companies that we are
24   talking about.  They could do it themselves.
25      Q.   Did Mr. Goldstone ever tell you or was it

 1   ever reported to you that Mr. Goldstone had said
 2   that RJR needs Liggett?
 3      A.   It was reported to me that RJR needed an
 4   outside entity to effectuate the spinoff because
 5   this board would not do it.
 6      Q.   Again, this is an important point.  I'm not
 7   dwelling on trivia here.
 8           It was your understanding that Mr. Goldstone
 9   or somebody else from RJR in one of these meetings,
10   and we will talk more about them later, with your
11   representatives said, "We have a concern or our
12   directors and officers have a concern about personal
13   liability and, therefore, they are not going to do
14   the spinoff, at least not right now"; is that
15   correct?
16      A.   That's basically correct.  It was an overall
17   concern about the litigation, the litigants that
18   exist and personal liability.
19      Q.   There's a distinction, of course, between a
20   concern about tobacco litigation and a concern about
21   personal liability.
22      A.   I'm sorry.  It wouldn't make any sense.  Why
23   would Liggett be involved at all?  Why would we have
24   these meetings?  What's the purpose of having these
25   meetings?

 1      Q.   Who proposed the meeting, sir?  How did RJR
 2   and Liggett---  I'm using "Liggett" to describe the
 3   Brooke Group and yourself.  How did these meetings
 4   come about?  Who initiated them?
 5      A.   I initiated the first meeting with Henry
 6   Kravitz the previous December to propose a similar
 7   type of transaction.  Mr. Kravitz said he would get
 8   back to me.  He never did.  He subsequently sold his
 9   stock and resigned, you know, from the situation.
10           After that, I believe what happened was
11   Mr. Harper and Mr. Wasserstein had lunch, and a
12   suggestion was made by Mr. Harper that we all meet
13   and discuss whatever proposal I may have.
14      Q.   The meeting with Mr. Kravitz, you initiated
15   that meeting in December; is that correct?
16      A.   Mr. Kravitz and Mr. Lorber met socially, and
17   a discussion came up that Mr. Kravitz would be very
18   interested in our involvement because he felt the
19   same problem existed, and he suggested we meet, and
20   we did in December.
21      Q.   What was that problem?  You said "the same
22   problem."
23      A.   Of how to spin off Nabisco.
24      Q.   Did you understand that Kravitz had raised
25   this with Lorber, or had Lorber raised it with

 1   Kravitz?
 2      A.   They met socially.  I'm not sure who
 3   initiated the transaction.
 4      Q.   By this time, by the time they met, the
 5   process of review that you have been describing had
 6   already begun; is that correct?
 7      A.   It was very preliminary.  They met sometime,
 8   I believe, in October of 1994.  It was a very
 9   preliminary conversation, the analysis that we
10   conducted.
11      Q.   That analysis included, even at that point
12   in time, as a component, a combination of RJR and
13   Liggett?
14      A.   I don't recall.  This was a very preliminary
15   analysis of spinning off Nabisco and why is RJR's
16   value, you know, so low?  Why is the stock so low?
17   That was the preliminary analysis, period.
18      Q.   That was the entire analysis up until that
19   point; is that correct?
20      A.   Pretty much.
21      Q.   So that I understand it, Lorber and Kravitz
22   had a conversation, and then you initiated the
23   meeting; is that correct?
24      A.   Kravitz suggested it.
25      Q.   Kravitz suggested the meeting?

 1      A.   That's my understanding from Mr. Lorber,
 2   that we get together as soon as possible to discuss
 3   it.
 4      Q.   When you heard this from Mr. Lorber, what
 5   did you do?
 6      A.   I did some more homework, analyzing the
 7   situation.  I scheduled a meeting to discuss it.
 8      Q.   Do you remember reviewing any particular
 9   analysis that you reviewed before meeting with
10   Mr. Kravitz?
11      A.   I think around this time is when I had
12   Ladenburg do some analysis.
13                MR. STERN:  I'm going to mark as
14   Exhibit Number 7 a document that was produced to us
15   by the LeBow parties that starts with Document
16   Production Number BGL 2513.
17                (Thereupon, the document referred to
18   was marked as Plaintiff's Exhibit No. 7 for
19   identification.)
20                MR. STERN:  I am afraid I am going to
21   have to ask you to share this one.
22      Q.   Mr. LeBow, I have handed you Exhibit 7.  Can
23   you identify this document?
24      A.   It's something that looks like Ladenburg
25   prepared.

 1      Q.   Is this the document that you referred to
 2   that is something that you believe you reviewed
 3   prior to your meeting with Mr. Kravitz?
 4                MR. HIRSCHFELD:  Objection to the form.
 5      A.   Quite possibly.
 6      Q.   In response to the objection, I will
 7   rephrase the question.
 8           Did you review this document before meeting
 9   with Mr. Kravitz?
10      A.   I either reviewed this document or a similar
11   document, similar information.  This is all public
12   information.  It appears they put it together in one
13   booklet.
14      Q.   Am I correct in understanding that at the
15   time that you met with Mr. Kravitz, you did not have
16   any particular form of transaction in mind?  Is that
17   correct?
18      A.   Not in any detail.
19      Q.   And you did not own any RJR shares at that
20   time, either you or your affiliates.
21      A.   Correct.
22      Q.   Now, where did you and Mr. Kravitz meet?
23      A.   At his offices.
24      Q.   Was anyone else present?
25      A.   Yes.

 1      Q.   Who else was present?
 2      A.   On my side, Mr. Lorber, Mr. Kramer from
 3   Ladenburg and Mr. Brad Scheler from Fried Frank.
 4      Q.   Brad Scheler?
 5      A.   Yes.
 6      Q.   Who was Fried Frank representing?
 7      A.   Me.
 8      Q.   Did you bring any documents to that meeting?
 9      A.   Not that I recall.
10      Q.   Were any documents exchanged at the meeting?
11      A.   No.
12      Q.   How long did the meeting last?
13      A.   About half an hour.
14           Mr. Kravitz had some people with him.  I
15   don't recall their names.
16      Q.   Colleagues, people whom you understood were
17   from KKR or some other Kravitz---
18      A.   Correct.
19      Q.   Was anybody present from RJR other than
20   Mr. Kravitz?
21      A.   I don't believe so.  Well, the other person,
22   I think, was a director of RJR.
23      Q.   Do you remember that individual's name?
24      A.   One of the KKR people was also there.
25      Q.   Who said what to whom?

 1      A.   We just had, you know, a friendly discussion
 2   about the issues, about possibly spinning off
 3   Nabisco, the business.  It was a very preliminary
 4   and general meeting.
 5      Q.   Well, do you remember what was said about
 6   the spinoff?
 7      A.   Yes.  I remember I said to Mr. Kravitz that
 8   I believe with Liggett's involvement we can
 9   effectuate the spinoff for him, providing we could
10   also---  You know, we hadn't explored the financing
11   issues yet, vis-a-vis the banks and so forth, and
12   things of that nature; and if he was interested in
13   proceeding, we would be interested in working with
14   him.
15      Q.   What did Mr. Kravitz say?
16      A.   He basically was very friendly.  We had some
17   lively discussion about this, and he said he would
18   get back to us.  He wanted to think about it and get
19   back to me.
20      Q.   Did anyone mention personal liability on the
21   part of officers or directors of RJR at that
22   meeting?
23      A.   I don't recall.
24      Q.   Did anyone mention the possibility of
25   fraudulent conveyance litigation generally?

 1      A.   I don't think so.
 2      Q.   Did you explain to Mr. Kravitz what you
 3   meant by Liggett's involvement?
 4      A.   I believe what I explained to him is that
 5   there were good business reasons -- again, back to
 6   the same other reasons, the tax-free reasons and
 7   solid business reasons -- for Liggett to effectuate
 8   a spinoff.  In addition, the Liggett board was
 9   prepared to go ahead with it, if he so desired.
10      Q.   Well, how did you contemplate Liggett would
11   effectuate a spinoff of Nabisco?
12      A.   Liggett would---  Again, this technicality
13   was not worked out, but on some basis the Liggett
14   board would replace the RJR board if we would
15   effectuate the spinoff and so forth, assuming we
16   could refinance the bank debt and do all the other
17   things that were necessary to accomplish the
18   spinoff.
19           Now, you can always come back and say, well,
20   they can do it themselves.  Logically, I came to the
21   conclusion, what did they need us for?  Well, he
22   wanted to meet and talk about it.
23      Q.   So, at this meeting did you discuss with
24   Mr. Kravitz what you just told us; namely, that you
25   had in mind in some fashion that the Liggett board

 1   would replace the RJR board and effectuate the
 2   spinoff?
 3      A.   In those kind of details, no.
 4           Now I'm remembering some more items.  We did
 5   get into fraudulent conveyance conversations because
 6   I remember Mr. Kravitz brought up the issue of
 7   Hillsboro and things that he was involved in that
 8   had similar problems.  This was an attempt to solve
 9   those problems.  We did have a conversation about
10   that.
11      Q.   Was it made explicit in these discussions
12   that a possible structure would include a merger of
13   Liggett and RJR?
14      A.   The details, no, were not made specific in
15   this discussion.
16      Q.   Was it made explicit in the discussion that
17   in some fashion the Liggett board would take control
18   of RJR for the purposes of this transaction?
19      A.   Well, no, because it wasn't necessarily at
20   that point the Liggett board or a new board or what
21   board.  I mean his board, it was pretty clear, was
22   not going to spin off Nabisco.
23      Q.   Did he say why his board would not spin off
24   Nabisco?
25      A.   He must have.  I don't recall exactly

 1   because we did get into conversation about, I
 2   recall, the Hillsboro issues and some of those
 3   issues that were raised in that situation.
 4      Q.   What did you understand the Hillsboro issue
 5   to be?
 6      A.   That Mr. Kravitz was very concerned about
 7   one piercing corporate veils and getting to him
 8   personally, things of that nature.  That was the
 9   Hillsboro issue.
10      Q.   Did Mr. Kravitz say to you that he was
11   concerned about personal liability?
12      A.   I don't recall his exact words, but we had a
13   very lively meeting.
14      Q.   You recall that Hillsboro was brought up; is
15   that correct?
16      A.   I absolutely recall that, yes.
17      Q.   But you don't recall whether or not
18   Mr. Kravitz said that he was concerned about
19   personal liability?
20      A.   I don't recall him saying that exactly, no.
21      Q.   Or that anybody else was concerned about
22   personal liability?
23      A.   I don't recall.
24      Q.   Do you remember any other discussion about
25   the possibility of a Liggett/RJR transaction of any

 1   kind with Mr. Kravitz?
 2      A.   No.
 3      Q.   You told me everything you remember about
 4   that meeting?
 5      A.   At the present time, that's all I can
 6   remember, but he was very interested in talking.
 7      Q.   So, what happened next?
 8      A.   I was a little encouraged by what he said,
 9   but I realized one of the major problems---  Excuse
10   me.  Now I remember one of the things he said.  He
11   said, "Can you come up with the money necessary to
12   effectuate this?  Can you raise the money?"  He had
13   his concerns about that.
14           I said, "Henry, I don't know.  Let me see if
15   I can," knowing full well that there was a problem
16   with the bank covenants.
17      Q.   Let's dwell on this for a second.
18      A.   Be my guest.
19      Q.   Why was money needed to effectuate this?
20      A.   Because the bank debt had a covenant there
21   prohibiting a spinoff.
22      Q.   Whose bank debt?
23      A.   RJR's bank debt.
24      Q.   Do you remember the amount of that bank
25   debt?

 1      A.   There was $3 billion plus.
 2      Q.   So, when Mr. Kravitz said, "Can you come up
 3   with the money," he meant could you find a way of
 4   replacing the bank debt?
 5      A.   That's correct.
 6      Q.   That involved an amount in the neighborhood
 7   of $3 billion plus; is that correct?
 8      A.   Absolutely correct.
 9      Q.   Your recollection is that you responded, "I
10   don't know, but we will see."
11      A.   That's correct.
12      Q.   Do you remember anything else about that
13   discussion?
14      A.   As you talk, more things are coming out, of
15   course.
16           I also recall that when Mr. Lorber and
17   Mr. Kravitz met socially prior to this, the same
18   question came up, "Can he come up with the money,"
19   which was encouraging, that he was prepared to do
20   some sort of deal if we could raise the money.
21      Q.   So, am I correct then that your
22   understanding was that Mr. Kravitz' concern was
23   whether or not Liggett or Brooke Group could come up
24   with the money necessary to refinance the bank debt;
25   is that correct?

 1      A.   That was one of his concerns, yes.
 2      Q.   Did he mention any other concerns?
 3      A.   I don't recall.
 4      Q.   I appreciate your going back to expand on
 5   your earlier answer, but I think at that point we
 6   were at the "What happened next" question.
 7           Did you prepare any memorandum or did you
 8   see any memorandum summarizing or in any way
 9   reflecting what was said at this meeting?
10      A.   No.
11      Q.   What happened next?
12      A.   Then we started doing an analysis to address
13   the $3 billion question, talking to various tobacco
14   companies, banks, et cetera.  Everything you see
15   next happened to address the $3 billion question
16   that Mr. Kravitz raised at that meeting.
17      Q.   How did you go about addressing the $3
18   billion question?
19      A.   I first talked to Mr. Klesch.  Well, first I
20   very quickly ascertained that United States banks
21   would not finance a refinancing because my
22   understanding was from the U.S. banks, they wanted
23   to get out, not come more in.  They were concerned
24   about the tobacco litigation.
25      Q.   So, the U.S. banks were not prepared to lend

 1   additional funds to a tobacco company.
 2      A.   Correct.
 3           So, I contacted Mr. Klesch in Europe to see
 4   if overseas banks had any interest.  After about a
 5   month or two, he reported back to me that it would
 6   be very difficult.
 7      Q.   For the same reason?
 8      A.   Well, somewhat, yes, and somewhat, no.  We
 9   never got to any detail to find out the reasons.
10      Q.   Did he explain what the reasons were at all?
11      A.   Well, one question was, would this be done
12   on a friendly basis or not.  I couldn't answer that
13   at the time.  I had not had another conversation
14   with Mr. Kravitz.
15           The other reason was, "Hey, U.S. banks
16   wouldn't do it.  Why would foreign banks do it?
17   There must be a problem here."
18      Q.   Did Mr. Klesch say that foreign banks were
19   concerned about lending to tobacco companies?
20      A.   Yes, absolutely, correct.
21      Q.   What else did you do?
22      A.   Well, then I came to the conclusion that, if
23   the banks were not going to refinance the $3
24   billion, I needed a partner to help and preferably a
25   tobacco partner, someone who understood the

 1   business, not just a financial partner.
 2      Q.   Again, why did you conclude that you needed
 3   a tobacco partner?
 4      A.   Because we concluded the best way to
 5   effectuate the refinancing would be to form a joint
 6   venture with some international partner who, at the
 7   price of having an international joint venture,
 8   would provide the financing necessary to refinance.
 9      Q.   What kind of joint venture were you
10   contemplating?
11      A.   A very complicated one, in order to minimize
12   taxes and maximize gain.  That's reflected in some
13   of these analyses that were done.
14      Q.   Referring to the exhibits that we marked
15   earlier.
16      A.   Yes.
17      Q.   These were joint ventures not between
18   Liggett and a foreign tobacco company, but between
19   RJR Tobacco or some portion---
20      A.   RJR International and a foreign tobacco
21   company, yes.
22      Q.   Did you tell Mr. Kravitz that you were
23   exploring that possibility?
24      A.   No.
25      Q.   Did you tell anyone from RJR that you were

 1   exploring that possibility?
 2      A.   No.
 3                MR. HIRSCHFELD:  At which point in
 4   time?
 5      A.   At which point?  Yes.
 6      Q.   This is in the period of December, prior to
 7   the May meeting.
 8      A.   No.  I never told anyone.
 9      Q.   Did you contact international tobacco
10   companies?
11      A.   Yes.  I said that earlier.
12      Q.   You mentioned a list of names.  How did you
13   go about contacting them?
14      A.   Through some associates who put me---  It
15   was obvious who they were, some of the people in the
16   industry.
17      Q.   Who were the associates?
18      A.   Pardon?
19      Q.   Who were the associates?
20      A.   One associate was Tony Taberer from Intabex,
21   one of our suppliers of tobacco, and, you know, the
22   internal Liggett people, my own people.
23      Q.   Any particular internal---
24      A.   Yes, the president of Liggett,
25   Mr. Chakalian.

 1      Q.   Did you meet personally with any
 2   representatives of these foreign tobacco companies?
 3      A.   Yes.  I personally met all of them.
 4      Q.   Which was the first one you met with?
 5      A.   I don't recall if it's Imperial or Rothmans.
 6   I'm not sure which one.
 7      Q.   Would this have been---  Just trying to put
 8   a time frame on this, the meeting with Kravitz was
 9   December.  When do you think this meeting took
10   place?
11      A.   Either right before the meeting with Kravitz
12   or right after.
13      Q.   You think you may have met with a foreign---
14      A.   I would have to consult my calendar.  I
15   really don't know.  I mean I kind of think it was
16   after I met with Henry, but I'm not sure 100
17   percent.
18      Q.   Prior to your meeting with Kravitz, did you
19   have any meetings with anyone outside your advisory
20   group concerning a possible RJR transaction?
21      A.   I really would have to look at my calendar
22   to answer that question.
23      Q.   So, at some point you believe, though, early
24   in the process you met with Imperial or Rothmans.
25   With whom did you meet?  Do you remember the name of

 1   the individual at Imperial?
 2      A.   I met the chairman of Hanson.  I met some of
 3   their people here---  Excuse me.  Not the chairman,
 4   but the president of Hanson, which is the owner of
 5   Imperial, and I met some of their people here in the
 6   United States, and the president of Imperial.
 7      Q.   Was this one meeting or more than one
 8   meeting?
 9      A.   It was a couple of meetings.
10      Q.   Over what period of time?
11      A.   A few-week period of time.
12      Q.   You were personally present at these
13   meetings?
14      A.   Absolutely.
15      Q.   Who else was at these meetings?
16      A.   Mr. Ressler, and I think Mr. Kirkland was at
17   one of them, also.
18      Q.   Mr. whom?
19      A.   Mr. Kirkland, the same person.
20      Q.   Again, let's focus on the meeting with
21   Imperial or the meetings with representatives of
22   Imperial or affiliates.  Were any documents
23   exchanged?
24      A.   Yes, I believe so.
25      Q.   What was exchanged?

 1      A.   I believe documents similar to these you
 2   have here.
 3      Q.   Could you just refer to the exhibit numbers,
 4   sir?  You don't have to read---
 5      A.   Again, I don't remember exactly which
 6   document, but something similar to this BGL 5583.
 7                MR. HIRSCHFELD:  That's Exhibit Number
 8   4.
 9      Q.   Now, do you remember the names of the people
10   from Imperial who were at the meeting?
11      A.   Yes.  I said the president of Hanson, Derek
12   Sanders, I believe his name is; one of their top
13   merger and acquisition persons from the U.S.; and
14   the president of Imperial.
15      Q.   Other than Mr. Ressler, did you have any
16   outside advisers present at these meetings?
17      A.   I said Mr. Kirkland was there, and I think
18   in one of the meetings Mr. Klesch may have been
19   there in London.
20      Q.   Tell me to your best recollection what was
21   said by whom at these meetings.
22      A.   Again, it was the same type of discussion,
23   an international joint venture to help refinance the
24   bank debt.
25      Q.   In these discussions, did you relay to them

 1   that you were contemplating some sort of combination
 2   of Liggett and RJR?
 3      A.   I related everything to them, the spinoff of
 4   Nabisco, a combination of RJR and Liggett and a
 5   combination of the international tobacco company and
 6   RJR with their company.
 7      Q.   What was their response to this?
 8      A.   They expressed interest.
 9      Q.   So, what transpired with respect to the
10   Imperial expression of interest?
11      A.   We had another meeting, and after that
12   nothing transpired.
13      Q.   How was it left with them?
14      A.   They would think about it.  They wanted to
15   do some more work.  I think what happened is they
16   called and said they were very busy with some other
17   deals at the time.  They had some other conflicts,
18   nothing to do with this, some other refinancings or
19   acquisitions or things of that nature.
20      Q.   Was there any discussion in these meetings
21   -- in the meeting with Imperial about the percentage
22   of the combined RJR/Liggett entity that would go to
23   Liggett as opposed to the old RJR shareholders?
24      A.   I don't think so.
25      Q.   Did that subject come up with Mr. Kravitz?

 1      A.   No.
 2      Q.   What happened next?
 3      A.   I kept meeting with various tobacco people.
 4      Q.   I think you mentioned that you met with
 5   Rothmans early in this process; is that correct?
 6      A.   Correct.
 7      Q.   Was that one meeting or more than one?
 8      A.   More than one.
 9      Q.   Over what period of time?
10      A.   Over a couple of months, two or three
11   months.
12      Q.   Do you remember how many meetings
13   approximately?
14      A.   Three or four.
15      Q.   Who was present at these meetings?
16      A.   I was at a couple of them.  Mr. Ressler
17   alone was at a couple of them, and that's it.
18      Q.   Who from the---
19      A.   I don't recall the names, but I met with
20   Mr. Johann Rupert and a couple of his people up at
21   Rothmans.
22      Q.   Where did these meetings take place?
23      A.   A couple of them in South Africa and a
24   couple of them in London.
25      Q.   Was Mr. Klesch present at any of these

 1   meetings?
 2      A.   He may have been at one of the London
 3   meetings.  I'm not sure.
 4      Q.   In focusing on the meeting with Rothmans, to
 5   your best recollection, sir, what was discussed at
 6   that meeting?
 7      A.   The same type of thing.
 8      Q.   Including the component of a combination or
 9   merger between Liggett---
10      A.   What was discussed was a spinoff of Nabisco
11   and a three-way combination and refinancing of the
12   RJR bank debt.
13      Q.   What did the people from Rothmans say to
14   you?
15      A.   They said -- they told me it's very
16   complicated.  They had been working on something
17   like that for a long time, thinking about it.  I
18   don't mean something like this particularly, but
19   some sort of joint venture with RJR.  They wanted to
20   get back and think about it more, which they did and
21   came back and said it's too complicated right now to
22   be involved.
23      Q.   Did they tell you that they were in
24   discussions with RJR about a possible joint venture?
25      A.   They didn't say exactly what, but they said

 1   over the period of a year or so prior to my meeting
 2   with them, they had significant discussions with
 3   RJR, yes.
 4      Q.   We have talked about Imperial.  We talked
 5   about Rothmans, and there were other tobacco
 6   companies.  What was the next series of meetings,
 7   the next company that you approached?
 8      A.   I also met with Tabacalera, a Spanish
 9   tobacco company.
10      Q.   Where did those meetings take place?
11      A.   In Madrid.
12      Q.   When?
13      A.   Again, I don't remember the exact date.
14      Q.   Was it one meeting or more than one meeting?
15      A.   It was a couple of meetings, about two
16   meetings.
17      Q.   Were they sort of separated by a trip back
18   or elsewhere?
19      A.   No.  I think they were separated by
20   overnight.
21      Q.   Who was present at those meetings?
22      A.   The president of Tabacalera and the CFO and
23   the Wasserstein people.
24      Q.   Do you remember the name of the individuals
25   from Tabacalera?

 1      A.   Whoever the president and CFO is.
 2      Q.   Who from Wasserstein?
 3      A.   Mario Baeza.
 4      Q.   Did Wasserstein introduce you to Tabacalera?
 5      A.   Yes.
 6      Q.   What was said at these meetings?
 7      A.   Wait a minute.  I take that back.
 8           Well, I'm sorry.  The same discussion, the
 9   same analysis.  I was looking for an international
10   tobacco partner to help me refinance the bank debt
11   that existed.
12      Q.   What was their response?
13      A.   They would have to get approval from the
14   government.  They are government owned.  It would be
15   too difficult a transaction for them.
16      Q.   What was the next meeting or meetings that
17   you remember with a---
18      A.   We met with Reemtsma.
19      Q.   Could you spell that?
20      A.   R-E-E-T-S-M-A.
21                MR. HIRSCHFELD:  R-E-E-M-T-S-M-A.
22      A.   Sorry.
23      Q.   Was that one meeting or more than one
24   meeting?
25      A.   It was many meetings.

 1      Q.   Over what period of time?
 2      A.   Probably a two or three-month period.
 3      Q.   Where did they take place?
 4      A.   One took place in Germany, Hamburg, and the
 5   others took place in New York.
 6      Q.   Would I be correct in understanding that we
 7   are talking about the February/March period of 1995?
 8      A.   I think we may be talking about the
 9   March/April/May time frame.
10      Q.   Who represented the Brooke Group's interest
11   at these meetings?
12      A.   Myself, Mr. Ressler and Mr. Kirkland, again,
13   the same people.
14      Q.   Anyone from Wasserstein?
15      A.   Yes, and Wasserstein.
16      Q.   Mario Baeza?
17      A.   Yes, Mario and a couple of other people.
18      Q.   Any counsel?  Anybody from Fried Frank or---
19      A.   Yes, Fried Frank was involved.
20      Q.   Fried Frank, however, was not involved in
21   the meetings with Tabacalera, Imperial --
22      A.   That's correct.
23      Q.   -- or Rothmans.
24      A.   That's correct.
25      Q.   Who was present from Reemtsma?

 1      A.   The initial meeting was the president of
 2   Reemtsma and the president -- the president and CFO
 3   of the holding company.  I don't recall their names
 4   offhand.  After that, some other individuals got
 5   involved in other subsequent meetings, the CFO.
 6   Again, I don't recall the names.
 7      Q.   Senior levels of people at Reemtsma.  You
 8   don't remember their names; is that correct?
 9      A.   Yes.
10      Q.   Did they have any outside advisers present?
11      A.   They hired Wasserstein, and they had
12   counsel, Weil, Gotshal.
13      Q.   Am I correct in understanding these meetings
14   became exploring the transaction in greater depth
15   than the other meetings that you described?
16      A.   Absolutely, and Mr. Chakalian got involved
17   on my side also at that time.
18      Q.   I may be repeating myself, and I apologize
19   if I am.  With respect to Imperial, Rothmans and
20   Tabacalera, you don't recall any memoranda or notes
21   being created or taken at the meeting; is that
22   correct?
23      A.   By myself?
24      Q.   By anybody on your side.
25      A.   No.

 1      Q.   Have you ever seen any notes reflecting what
 2   transpired in those meetings --
 3      A.   No.
 4      Q.   -- the meetings with those other three
 5   companies?
 6      A.   No.
 7      Q.   Were there any memoranda summarizing what
 8   transpired?
 9      A.   Not to my knowledge.
10      Q.   Were there any documents exchanged at those
11   other meetings?
12      A.   These type of documents.
13      Q.   Referring again to Exhibits---
14      A.   Yes, these type of things.
15                MR. HIRSCHFELD:  Plaintiff's Exhibit 4
16   and that type.
17                MR. STERN:  Thank you.
18      Q.   Now, moving into Reemtsma, were there any
19   documents exchanged at these meetings?
20      A.   With Reemtsma?
21      Q.   Yes.
22      A.   Yes, many documents were exchanged.
23      Q.   Can you describe the documents that were
24   exchanged?
25      A.   I wasn't at all these meetings.  I mean my

 1   people, Mr. Ressler, Mr. Kirkland, Mr. Chakalian.
 2   There were a lot of documents back and forth, I'm
 3   sure.
 4      Q.   What documents are you personally aware of,
 5   personally, that were exchanged?
 6      A.   Again, these type of projections and public
 7   information type documents.
 8      Q.   Referring to Plaintiff's Exhibits---
 9      A.   Four---  Similar, not exactly this one, but
10   documents similar to that.
11      Q.   The other documents that were exchanged with
12   them, to the extent that they reflected a structure
13   of the proposed transaction, included a component by
14   which Liggett would merge or otherwise combine with
15   RJR; is that correct?
16      A.   In combination with refinancing the bank
17   debt and effectuating the spinoff, yes.
18      Q.   Did you obtain any documents from Reemtsma?
19      A.   Yes.
20      Q.   What kind of documents did you obtain?
21      A.   They prepared their own, you know,
22   projections and assumptions and things of that
23   nature.  They shared that with us.
24      Q.   Projections and assumptions relating to
25   what?

 1      A.   The RJR international tobacco business and a
 2   possible combination of Reemtsma.
 3      Q.   Did you have a Confidentiality Agreement
 4   with Reemtsma?
 5      A.   Yes.
 6      Q.   Did you have a Confidentiality Agreement
 7   with any other of these foreign companies that you
 8   were approaching?
 9      A.   No.
10      Q.   How was it left with Reemtsma?
11                MR. HIRSCHFELD:  At what time?
12      A.   At what time?  Yes.
13      Q.   Well, did there come a time when it appeared
14   that Reemtsma would be joining with you in the
15   venture that you are describing?
16      A.   Yes.
17      Q.   At what point in time was that?
18      A.   In early May or mid-May of 1995.
19      Q.   How did that come to your attention?  How
20   was that brought to your attention?
21      A.   The Wasserstein people were at many of the
22   discussions that we had.
23      Q.   What happened next in respect to that
24   interest of Reemtsma?
25      A.   We put together a very preliminary proposal,

 1   but Mr. Wasserstein, like I said before, had lunch
 2   with Mr. Harper, who, my understanding is, expressed
 3   serious interest, and a meeting was arranged.
 4      Q.   So, once you had an expression of interest
 5   from Reemtsma, then Mr. Wasserstein approached
 6   Mr. Harper; is that correct?
 7      A.   That's correct.
 8      Q.   Did you ever reach any kind of agreement
 9   with Reemtsma other than the Confidentiality
10   Agreement that we discussed?
11      A.   A side agreement of some sort?
12      Q.   Yes.
13      A.   No.
14      Q.   A letter of intent or a memorandum of
15   understanding?
16      A.   No.
17                MR. STERN:  I am going to mark as the
18   next two exhibits documents that were given to us
19   today by counsel for the LeBow parties.
20                (Thereupon, the documents referred to
21   were marked as Plaintiff's Exhibits Nos. 8 and 9 for
22   Identification.)
23      Q.   Mr. LeBow, I'm going to place these
24   documents before you.  I only have one copy of these
25   documents.

 1           Can you recognize those documents?
 2      A.   Yes.  This appears to be a copy of the
 3   Confidentiality Agreement that we entered into with
 4   Reemtsma.
 5      Q.   You are referring to Exhibit 8?
 6      A.   Yes.
 7      Q.   Is that a document signed by a
 8   representative of Brooke Group?
 9      A.   One is not, and that one is.
10      Q.   Which exhibit number is signed by Brooke?
11      A.   The May 9th one is signed.
12                MR. HIRSCHFELD:  Refer to the exhibit
13   number.
14           Plaintiff's Exhibit Number 9 is signed.
15      A.   And Exhibit 8 appears not to be signed.
16      Q.   Exhibit 8 has a cover letter; is that
17   correct, sir?
18      A.   Correct.
19      Q.   Have you ever seen a copy of that cover
20   letter before?
21      A.   No.
22      Q.   That's on the letterhead of Weil, Gotshal &
23   Manges.  Do you see that?
24      A.   Yes.
25      Q.   It indicates in the text of the letter that

 1   a Confidentiality Agreement was requested by Brooke
 2   Group.  Do you see that, sir, in the text of the
 3   cover letter?
 4      A.   Yes.
 5      Q.   Is that accurate, sir?  Did Brooke Group
 6   request Reemtsma to enter into a Confidentiality
 7   Agreement?
 8      A.   Only after they requested us to enter into a
 9   Confidentiality Agreement first.
10      Q.   They made the first request?
11      A.   Right.  We just reciprocated.  This is
12   reciprocal of theirs.
13      Q.   Did you have any other reason to enter into
14   a Confidentiality Agreement other than reciprocity?
15      A.   No.
16      Q.   So, then I take it, did you sign separate
17   Confidentiality Agreements?
18      A.   I suspect, yes, yes.
19      Q.   Other than Reemtsma, Imperial, Rothmans and
20   Tabacalera, are there any other international
21   tobacco companies that you approached?
22      A.   Regarding---
23      Q.   Regarding RJR transactions.
24      A.   Any kind of RJR transaction or this type of
25   RJR transaction?

 1      Q.   The one that you had under consideration
 2   from sometime in late---  The kind of transaction
 3   that you were considering from late 1994.
 4      A.   Until this time frame?
 5      Q.   Until May, yes.
 6      A.   No, there was not, that I can recall.
 7                MR. STERN:  I am going to mark as the
 8   next exhibit documents which were produced to us by
 9   the LeBow parties.
10           I should say that the document, as I'm
11   marking it, is a compilation of stapled pages which
12   are numbered consecutively with production numbers.
13   The documents were produced to us in unstapled form.
14   Therefore, I want to make it clear that I am not
15   representing that the document that is being marked
16   as an exhibit was a stapled document in the files of
17   the LeBow parties.
18           Perhaps the witness can clarify whether or
19   not these are, in fact, one document or more than
20   one document when we review it.
21                (Thereupon, the documents referred to
22   were marked as Plaintiff's Composite Exhibit No. 10
23   for identification.)
24      Q.   I placed Exhibit 10 before you, Mr. LeBow.
25   I will ask you to page through the document and tell

 1   me if you recognize this exhibit or any portion of
 2   it.  You can indicate which portions you recognize
 3   by reference to the production numbers.
 4           Mr. LeBow, have you had an opportunity to
 5   review Exhibit 10?
 6      A.   I see what this one is.  Give me a second so
 7   I can remember which one this is.
 8           This definitely looks like---  It's many
 9   things put together into one.  Your initial comment
10   is exactly correct.  I don't recall this being---
11   This doesn't flow the way it was put together.
12      Q.   Let's focus on the first three pages of the
13   document numbered 4313 through 4315.  That appears
14   to be a draft of a letter to the Board of Directors
15   of Target Company.  Have you ever seen that document
16   before?
17      A.   I don't believe so.  I mean it appears it
18   was prepared by, the draft, Fried Frank.  I don't
19   recall what it refers to.
20      Q.   Well, did you ever discuss with anyone in or
21   about February of 1995 sending a letter in the form
22   of the letter that appears as the first three pages
23   of Exhibit 10?
24      A.   Absolutely not.
25           Let me read this again.

 1                MR. HIRSCHFELD:  Don't speculate.
 2      Q.   I will share that.
 3      A.   I can't interpret this.  I have no idea what
 4   it was.
 5      Q.   Well, without reference to this document,
 6   sir, did you ever discuss with anyone at any time
 7   sending what is called a Bear Hug Letter --
 8      A.   No.
 9      Q.   -- to RJR?
10      A.   No.  Again, without the financing ability to
11   refinance the bank debt, it would be -- it would
12   have no sense.
13      Q.   Now, sir, I am going to ask you to look at
14   the document that starts on 4316.  It starts at
15   4316.  Have you ever seen this document before?
16      A.   Yes.  Like I say, this is a separate
17   document.  This should be separated from all the
18   others.
19      Q.   Yes.
20           That document, sir, appears to---  Where
21   does that document appear to end?
22      A.   I believe it ends on the last -- Page 16.
23   It's marked as Page 16.
24      Q.   I'm sorry.  It begins on BGL 4316?
25      A.   I'm sorry.  It ends on BGL 4334.

 1      Q.   Sir, can you identify that document?
 2      A.   This was another joint venture proposal or
 3   idea in order to finance the $3 billion bank debt
 4   and effectuate the spinoff of Nabisco.
 5      Q.   That document, sir, refers to Intabex as a
 6   possible -- as forming an international joint
 7   venture with RJR Tobacco.  I'm referring to 4316.
 8      A.   Right.
 9      Q.   Was Intabex ever considered as a possible
10   joint venture partner?
11      A.   Yes.
12      Q.   That was Mr. Taberer's organization; is that
13   correct?
14      A.   That's correct.
15      Q.   Did you have meetings with Mr. Taberer to
16   discuss the possibility of Intabex forming or
17   becoming the joint venture partner?
18      A.   We had some discussions, yes.
19      Q.   Who was present at those discussions?
20      A.   I think they were primarily telephone
21   discussions between myself and Mr. Taberer.
22   Mr. Klesch may have been involved.  I'm not sure.
23      Q.   Did you exchange any documents in those
24   discussions?
25      A.   Other than these, no -- this type of

 1   document, no.
 2      Q.   How was that matter left?
 3      A.   Mr. Taberer owned quite a bit---  I should
 4   say his major shareholder is Tabacalera.  So, that's
 5   what led to a meeting with Tabacalera to discuss any
 6   further involvement.
 7      Q.   Am I correct then in saying and in
 8   understanding that Mr. Taberer in some way
 9   facilitated a meeting with Tabacalera?
10      A.   He suggested it, and Wasserstein, Perella
11   just happened to know the people there, and they
12   arranged the meeting.
13      Q.   Tabacalera is a major shareholder of
14   Intabex.
15      A.   That's correct.
16      Q.   Do you know whether or not Intabex does
17   business with RJR?
18      A.   I don't know.
19      Q.   The next document in this stapled clip
20   begins on BGL 4335.
21      A.   Correct.
22           This is just a discussion of Tabacalera put
23   together by Wasserstein.
24      Q.   Did they put this together at your request?
25      A.   No.  They did it at their own behest.

 1      Q.   Where does that document end, sir?
 2           Have you seen that document before?
 3      A.   I probably have.
 4           It looks like it ends on 4349.
 5      Q.   Then BGL 4350 appears to be a handwritten
 6   note.  Do you recognize that handwriting?
 7      A.   Yes.  It looks like my handwriting.
 8      Q.   Can you read to me---  There appears to be a
 9   name written there.  There is a number and a name.
10   Could you read that to me?
11      A.   The name is Rafael Maguiro, who is one of
12   the top people there.
13      Q.   Where?
14      A.   At Tabacalera.
15           The number, I assume that's one of his
16   numbers.
17      Q.   What are the handwritten words underneath
18   that name that you just read?
19      A.   That's the other people's name, Pedro Perez.
20   I believe he's the president of Tabacalera.  Rafael
21   is just his name repeated.
22      Q.   Are these people with whom you met in
23   connection with a possible Tabacalera interest?
24      A.   Yes, yes.
25      Q.   Then there is a reference to Gary Klesch; is

 1   that correct?
 2      A.   Correct.
 3      Q.   Then just to complete the record on this
 4   exhibit, there are pages that follow that note, BGL
 5   4351 through 4353.  Do you recognize those pages,
 6   sir?
 7      A.   These are taken out of context from
 8   something else.
 9      Q.   Do you know what they were taken out of
10   context for?
11      A.   No.  I have no way of knowing.
12                MR. HIRSCHFELD:  Could I just suggest
13   for clarity of the record, we have a fairly
14   cumbersome document that has been marked as a single
15   exhibit.  For facility in handling these documents
16   afterwards, if you can separate out rather than
17   stapling together a bunch of papers, I think it
18   might make it simpler.
19                MR. STERN:  That's a perfectly
20   reasonable request.  The problem is that the fact
21   that the documents were copied loosely leads to the
22   problem of some of them having been stapled together
23   obviously incorrectly.  But I obviously think it's
24   not going to help either side to have exhibits which
25   are, in effect, compound documents.  What I propose

 1   to do with respect to this document is during the
 2   break to separate it and to remark it as a separate
 3   exhibit.
 4                MR. HIRSCHFELD:  Let me also say, I am
 5   not personally familiar with the first three pages
 6   of what was marked as Exhibit 10.  On its face it
 7   purports to be privileged and confidential.  I don't
 8   know whether it was prepared by counsel, but I do
 9   see that up at the top it does have what looks like
10   a Fried Frank Fax designation on it.  So, I have
11   some questions as to whether or not it constitutes a
12   privileged document that was produced inadvertently.
13           I don't know that I can clarify that during
14   the break at lunch, but I'm going to try.  If it was
15   inadvertently produced, I think we had an objection
16   in our document response indicating a reservation of
17   the right to withdraw from production anything that
18   was inadvertently produced that was, in fact,
19   privileged.
20           Just so we are absolutely clear, Mr. LeBow
21   is pointing out that the footer appearing at the
22   bottom of the first three pages of Exhibit 10
23   appears to show that the document was created at
24   Fried Frank's New York offices.
25      Q.   Putting aside this particular document and,

 1   again, just so the record is entirely clear, there
 2   never came a time when you were discussing with
 3   anyone sending a Bear Hug Letter to the board of
 4   RJR; is that correct?
 5      A.   That's absolutely correct.
 6      Q.   What were the names of the lawyers at Fried
 7   Frank who were involved in the RJR deliberations?
 8      A.   Brad Scheler.  What's his name, Specter?
 9   Where is the Confidentiality Agreement?
10           Dan Schechter, rather, and there were
11   others.  I don't remember the others who were
12   involved.  They were the two top attorneys.
13                MR. STERN:  I would like to mark as the
14   next five exhibits five documents that were produced
15   to us in this litigation by counsel for the LeBow
16   parties.  I will ask the reporter to mark the
17   exhibits and then hand them to Mr. LeBow.
18                (Thereupon, the documents referred to
19   were marked as Plaintiff's Exhibits Nos. 11 through
20   15 for Identification.)
21      Q.   Mr. LeBow, I think you have Exhibits 11
22   through 15 before you.
23      A.   Correct.
24      Q.   Take as much time as you need.  The question
25   I have is whether you have seen any of these

 1   documents before.
 2      A.   I have seen some of them.
 3      Q.   Can you tell me which ones you have seen?
 4      A.   I don't recall exactly.
 5      Q.   Well, if you would turn, please, to Exhibit
 6   11, the second page of that document, BGL 4048,
 7   appears to be a Fax cover page from Bennett S.
 8   LeBow --
 9      A.   Correct.
10      Q.   -- to Bryant K.
11      A.   Correct.
12      Q.   Do you see that?
13      A.   Yes.
14      Q.   Do you know who Bryant K. is?
15      A.   That's Bryant Kirkland.
16      Q.   Do you recall seeing the document that is
17   attached to that Fax page?
18      A.   Yes.
19      Q.   What is that document?
20      A.   It's, again, what you just showed me before.
21   It's a document prepared by Wasserstein, giving the
22   information about Tabacalera, public information.
23      Q.   Turning to Exhibit 12, looking at the second
24   page of Exhibit 12, it's a document that appears
25   over the name Grupo, G-R-U-P-O, Wasserstein,



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 1   Perella.  Its cover says March, 1995, Project
 2   Cigarerra.  Do you remember seeing this document?
 3      A.   Not off the top of my head, no.
 4      Q.   Do you remember hearing the name Project
 5   Cigarerra in connection with Wasserstein's work?
 6      A.   These were their own internal code names.
 7      Q.   Do you understand what Project Cigarerra
 8   refers to?
 9      A.   Yes.
10      Q.   What does it refer to?
11                MR. HIRSCHFELD:  You guess or---
12      A.   No.  I know.  It was some tobacco or
13   cigarette project.
14      Q.   Is it the project you asked them to work on?
15      A.   No.
16      Q.   Wasserstein, Perella was working on another
17   tobacco project unrelated to RJR?
18      A.   Wasserstein, Perella---  Say it again.
19      Q.   Were they working in March, 1995 on a
20   tobacco project unrelated to what they were doing
21   for you?
22                MR. HIRSCHFELD:  Unrelated to what they
23   were doing for Brooke Group?
24                MR. STERN:  Yes.
25      A.   I have no idea.

 1      Q.   Why do you believe that Project Cigarerra
 2   relates to some other project that Wasserstein was
 3   doing?
 4      A.   I think this was done on Wasserstein's own
 5   initiative to try and get me or Liggett or somebody,
 6   anybody interested in a tobacco sort of project or
 7   relationship.
 8           I know, for example, that Consolidated
 9   Cigar, Tabacalera was interested in.  So, this could
10   have been for Tabacalera.
11      Q.   Am I correct then in understanding to say
12   that you don't know if this document was prepared
13   especially for you and your colleagues?
14      A.   That's correct.  I do not know.
15      Q.   Exhibit 13?
16      A.   It's the same answer.
17      Q.   The same question, same answer?
18      A.   Correct.
19      Q.   Mr. Carlos Veracossa, is that a name you
20   recognize?
21      A.   No.
22      Q.   Exhibit 15, the same questions.  Do you
23   recognize the document?
24                MR. HIRSCHFELD:  We forgot 14.
25      Q.   I'm sorry.  Exhibit 14.

 1      A.   14 and 15 are the same thing, just to make
 2   it quick.  They were not prepared for me.
 3      Q.   Do you know why these documents were sent to
 4   Mr. Kirkland?
 5      A.   This one refers to Tabacalera.  It was sent
 6   to me prior to our meeting with Tabacalera.  It was
 7   background information on Tabacalera.
 8      Q.   That's Exhibit 11.
 9      A.   And it looks like 15 has some Tabacalera
10   information in it.
11           Anything referring to Tabacalera was
12   received to give us background information prior to
13   the meeting with Tabacalera.
14      Q.   There were references in Exhibit 13 to other
15   companies.  Pardon my Spanish, but one is Empresas
16   La Moderna.
17      A.   That's correct.
18      Q.   Is that a company with whom you were in
19   contact concerning RJR?
20      A.   No.
21      Q.   Consolidated Cigar Corporation?
22      A.   No.
23      Q.   American Maize, M-A-I-Z-E?
24      A.   No.
25                MR. STERN:  I am going to mark as the

 1   next exhibit a document from the files that were
 2   produced to us by the LeBow parties.
 3                (Thereupon, the document referred to
 4   was marked as Plaintiff's Exhibit No. 16 for
 5   identification.)
 6      Q.   Mr. LeBow, Exhibit 16 has been placed before
 7   you.  Do you recognize that document?
 8      A.   Yes.  Again, it's one of the documents we
 9   produced during this period to reflect, you know,
10   our attempts to spin off Nabisco, have an
11   international joint venture tobacco company and
12   finance the $3 billion bank debt, which was
13   inhibiting a spinoff of Nabisco.
14      Q.   I take it the proposed transaction
15   summarized here included a merger of Liggett and
16   RJR; is that correct?
17      A.   That's correct.
18      Q.   This document on Page 4297 refers to
19   Tabacalera.  Do you see that?
20      A.   Yes.
21      Q.   Was this document given to Tabacalera?
22      A.   I believe so, yes.
23      Q.   In the course of these meetings that you
24   previously testified about; is that correct?
25      A.   That's correct.

 1      Q.   Was a similar document given to Reemtsma,
 2   referring to Reemtsma in the text as opposed to
 3   Tabacalera?
 4      A.   I'm sure there were changes made -- various
 5   changes made along the way.
 6      Q.   But the document given to Reemtsma, too,
 7   would have included a combination of RJR and
 8   Liggett; is that correct?
 9      A.   And Reemtsma.
10      Q.   A joint venture with Reemtsma and at the
11   same time a combination of RJR and Liggett?
12      A.   That's correct, and at the same time a
13   spinoff of Nabisco.
14      Q.   I want to bring your attention to the May
15   encounter or meeting between Wasserstein -- this is
16   Bruce Wasserstein; is that correct?
17      A.   The luncheon?
18      Q.   -- and Mr. Harper.
19      A.   Yes.
20      Q.   This took place in May; is that correct?
21      A.   Yes.
22      Q.   Now, we started this discussion with your
23   consideration of a possible RJR transaction in late
24   1994, and we are now in May of 1995.  Can you recall
25   any meetings with third-party potential financial

 1   sources that you have not testified about in that
 2   time frame?
 3      A.   No.
 4      Q.   During that period of time, other than the
 5   meeting with Mr. Kravitz, did you meet or did people
 6   advising you meet with any shareholders of RJR
 7   concerning this subject?
 8      A.   No.
 9      Q.   Other than Wasserstein, Perella and the
10   various law firms that you have mentioned and
11   Mr. Ressler, did you engage any outside advisers in
12   connection with this possible transaction during
13   this time period?
14      A.   No.
15      Q.   Did you personally meet with any banks
16   during this time period?
17      A.   Yes.  I mentioned I had lunch with one bank
18   in New York.  I don't recall which bank it was.
19      Q.   You don't recall which bank?
20      A.   No.
21      Q.   Did you meet with any banks in Europe?
22      A.   No.
23      Q.   Did you have any conversations with
24   Mr. Wasserstein that led up to his lunch with
25   Mr. Harper?

 1      A.   I had conversations with Mr. -- many
 2   conversations with Mr. Baeza when he was talking,
 3   and I had conversations with the president of
 4   Wasserstein, who I believe went with us on the first
 5   meeting even with Mr. Baeza to meet with Mr. Harper.
 6      Q.   Do you remember that individual's name?
 7      A.   I don't recall his name offhand, but he's --
 8   whoever the president of Wasserstein, Perella is.
 9      Q.   How did it come about that Mr. Wasserstein
10   went to lunch with Mr. Harper?
11      A.   I don't know.
12      Q.   Did you ask him to do that?
13      A.   No.  He told me he had a previously arranged
14   lunch for some other reason -- I don't know what
15   reason -- with Mr. Harper, and he said he would
16   bring---  I was told not directly by Mr. Wasserstein
17   but by Mr. Baeza and by the president that this
18   subject would come up at lunch.
19      Q.   What was the subject that would come up at
20   lunch?
21      A.   A possible spinoff of Nabisco and a joint
22   venture with Liggett or a merger, we called it, with
23   Liggett and an international tobacco company,
24   without mentioning the Reemtsma name at the time.
25      Q.   Why was there an intent not to mention

 1   Reemtsma's name at this time?
 2      A.   We had a Confidentiality Agreement.
 3      Q.   Was having Mr. Wasserstein mention this to
 4   Mr. Harper your idea or Mr. Baeza's idea?
 5                MR. HIRSCHFELD:  Objection to the form.
 6   It could have been Wasserstein.
 7      A.   It was Wasserstein, Perella.  It was their
 8   idea.
 9      Q.   Do you know which individual?
10      A.   I don't know who.
11      Q.   Do you know why whoever made this suggestion
12   thought it was a good idea at the time?
13      A.   It was a perfect forum to start discussing
14   it.
15      Q.   Why at that point in time as opposed to some
16   earlier or later date?
17      A.   Because the negotiation with Reemtsma and
18   the analysis we were doing had advanced to the point
19   where it now became feasible to have an intelligent
20   conversation.
21      Q.   Did Mr. Wasserstein or did anyone report to
22   you about Mr. Wasserstein's lunch with Mr. Harper?
23      A.   Mr. Baeza.
24      Q.   What did Mr. Baeza tell you?
25      A.   That Mr. Harper expressed serious interest

 1   and that he suggested we all get together and
 2   discuss it more in his office sometime in the next
 3   week or two.
 4      Q.   Did Mr. Baeza tell you what Mr. Wasserstein
 5   said to Mr. Harper?
 6      A.   He may have, but I don't remember the
 7   details.
 8      Q.   Do you know whether Mr. Wasserstein gave
 9   Mr. Harper any paper?
10      A.   I don't know.
11      Q.   Can you recall any more about what you were
12   told about that conversation than what you have
13   testified about?
14      A.   No, I can't recall anything else.  I wasn't
15   there.  So, I don't know.
16      Q.   But you received a report from Mr. Baeza.
17      A.   A very brief report, that he wanted to get
18   together and discuss it further.
19      Q.   Did you review with Mr. Baeza what
20   Mr. Wasserstein would say before he had that lunch?
21      A.   No.
22      Q.   What happened after the lunch?
23      A.   We worked feverishly to put together a
24   tentative proposal and scheduled a meeting with
25   Mr. Harper.

 1      Q.   How did that meeting come about?
 2      A.   Baeza picked up the phone and called Harper
 3   and set up a meeting, to the best of my knowledge.
 4      Q.   Baeza called Harper?
 5      A.   I believe so, yes.
 6      Q.   When did the meeting take place?
 7      A.   In May.  I believe it was May 24th or 25th,
 8   something like that.
 9      Q.   Who attended the meeting?
10      A.   Myself, Mr. Baeza, the president of
11   Wasserstein, Perella -- again, his name I don't
12   recall -- Mr. Harper and Mr. Goldstone.
13      Q.   Where did the meeting take place?
14      A.   At RJR's headquarters in New York.
15      Q.   How long did the meeting last?
16      A.   About half an hour.
17      Q.   Who said what to whom?
18      A.   We presented the idea that we had a proposal
19   to effectuate the spinoff of Nabisco involving
20   Liggett, which would be a tax-free spinoff of
21   Nabisco, and were prepared to get a tax-free opinion
22   from my counsel.  We felt it made perfectly good
23   business sense.
24           You know, I'm not sure what---  I know we
25   didn't mention any names, but I'm not sure we even
                                                             128


           1   mentioned we had an international tobacco company

           2   involved with us at the time.  I don't recall

           3   exactly that we did or didn't.  We for sure didn't

           4   mention Reemtsma's name, but I'm not even sure we

           5   mentioned the fact that they were involved or

           6   somebody was involved.

           7         Q.    Did you do the talking, so to speak, on

           8   behalf of--

           9         A.    Myself and/or Mr. Baeza did.

          10         Q.    Do you remember anything else that you

          11   said?

          12         A.    We presented them some papers to study,

          13   some projections, what we thought the stock values

          14   would be, I believe.

          15               MR. STERN:  I'd like to mark as the

          16   next exhibit a document that was produced to us by

          17   counsel for the LeBow parties.

          18               (Plaintiff's Exhibit 17 was thereupon

          19   marked for identification.)

          20         Q.    (By Mr. Stern)  Mr. LeBow, Exhibit 17

          21   has been placed before you.  Is that a document

          22   that you gave to Mr. Harper and the others from RJR

          23   at this meeting?

          24         A.    No, I don't believe it is.  All I gave

          25   him was a summary, some summary sheets from this



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           1   document, not the entire document.

           2         Q.    Can you identify this document?

           3         A.    Again, it appears to be a proposal

           4   document that we prepared around this period of

           5   time, which would involve, you know, the Liggett

           6   spinoff of Nabisco and an international joint

           7   venture partner.  I don't know if the international

           8   part is mentioned here at all.

           9               MR. HIRSCHFELD:  I would just note for

          10   the record that certain of these pages appear to be

          11   generated by Wasserstein, Perella, and I just

          12   wanted to inquire whether that is in fact a

          13   document that you know was produced as one or

          14   whether it is conceivably a compilation of

          15   several.  I'm not suggesting that, I have no

          16   knowledge one way or the other.

          17               THE WITNESS:  Your document seems to be

          18   different from my document.

          19               MR. STERN:  Well--

          20               THE WITNESS:  I'm sorry, no, it's the

          21   same thing. It's okay, I'll take that back.  They

          22   appear at several places.

          23               Again, I don't believe we gave the

          24   entire thing to Mr. Harper at the time, we just

          25   gave some sort of summary to Mr. Harper.



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           1         Q.    (By Mr. Stern)  The document that

           2   tracks the alternative summaries as summarized in

           3   this document include a combination of Liggett and

           4   RJR; is that right?

           5         A.    It includes a spinoff of Nabisco, and

           6   and it also includes in your mind but not

           7   necessarily to Mr. Harper's an international joint

           8   venture partner.

           9         Q.    I know this may be a composite of

          10   documents prepared by different people, but

          11   referring your attention to pages 4500 and 4501,

          12   4502, who prepared those pages, do you know?

          13         A.    I believe these were prepared by

          14   Wasserstein.

          15         Q.    By Wasserstein?

          16         A.    Yes.

          17         Q.    Would the same be true of 4503 through

          18   4508?

          19         A.    Forty five what?

          20         Q.    4503 through 08.

          21         A.    These pages may have been prepared by

          22   us, by Brooke, by Mr. Kirkland.

          23         Q.    Are you making that distinction because

          24   of differences in the type face?

          25         A.    No, because we did a lot of detail work



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           1   and Wasserstein did a lot of the summary work.

           2               (Plaintiff's Exhibit 18 was thereupon

           3   marked for identification.)

           4         Q.    (By Mr. Stern)  I have marked as

           5   Exhibit 18 a document that has on its face Liggett

           6   Group, Inc., proposal, May 12, 1995.  This document

           7   did not come from the files, this was not produced

           8   to us by the LeBow parties.

           9               Do you recognize this document?

          10         A.    It appears to be similar to the

          11   previous document.

          12         Q.    Well, is this a copy of the document

          13   that you gave to Mr. Harper at the meeting that you

          14   described?

          15         A.    I first recall giving Mr. Harper only a

          16   few pages.  Now, he may have gotten this subsequent

          17   at other meetings with other advisors, by my other

          18   advisors, I don't know, but my personal

          19   recollection is that we just gave him at the first

          20   meeting one, two or three summary pages, I don't

          21   remember exactly how many pages.

          22         Q.    By looking at either Exhibit 17 or

          23   Exhibit 18, can you tell us whether the pages that

          24   you did give him are included within these

          25   documents?



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           1         A.    Again, only to the best of my

           2   recollection, I believe we gave him page 4500, I

           3   don't recall whether I gave him 4501 or 4502.  I'm

           4   pretty sure we gave him something, either 4500 or

           5   something very similar to it.

           6         Q.    Referring to Exhibit 17?

           7         A.    Correct.  Whether, you know--this one

           8   is dated May 17th, and my recollection to me it was

           9   May 14th.  Between the 17th and the 24th there

          10   could have been some changes, I gave him something

          11   slightly different or somewhat different.

          12         Q.    Do you remember giving him any other

          13   pages that are included in either Exhibit 17--

          14         A.    I don't recall.  My recollection is

          15   giving him one, two or three summary pages.

          16   Exactly how many, I don't recall.

          17               (Brief recess.)

          18               MR. STERN:  I'm going to mark as the

          19   next exhibit a document produced to us by the LeBow

          20   parties numbered BGL04258 to BGL04268.

          21               (Plaintiff's Exhibit 19 was thereupon

          22   marked for identification.)

          23         Q.    (By Mr. Stern)  Mr. LeBow, Exhibit 19

          24   is before you.  Do you recognize that document?

          25         A.    This appears to be parts of the other



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           1   documents you have given me or slightly different,

           2   you know, variations thereof.

           3         Q.    Is this another summary of a possible

           4   transaction involving Liggett and RJR?

           5         A.    This is a summary of another

           6   transaction, a spinoff of Nabisco RJR and again

           7   Liggett and potentially an international tobacco

           8   company.

           9         Q.    Is this a document that was prepared by

          10   people at--

          11         A.    Appears to be people at Brooke Group.

          12         Q.    At Brooke Group?

          13         A.    Yes, it appears to be prepared by

          14   people at Brooke Group.

          15         Q.    I'm going to place before you another

          16   document we will have marked as Exhibit 20 produced

          17   from the files by the LeBow parties.

          18               (Plaintiff's Exhibit 20 was thereupon

          19   marked for identification.)

          20         Q.    (By Mr. Stern)  Mr. LeBow, do you

          21   recognize that document?

          22         A.    Yes, it's more of the same.

          23         Q.    Was this prepared by the Brooke Group?

          24   Before you answer that question, you may want to

          25   look at BGL4231.



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           1         A.    This was prepared by the Brooke Group

           2   and Wasserstein, Perella.

           3         Q.    And the purpose of this document?

           4         A.    The same purpose as before, a proposed

           5   spinoff of Nabisco to bind Liggett with RJR as a

           6   means of spinning off Nabisco and bringing in an

           7   international tobacco company, if necessary.

           8               MR. STERN:  I'm going to next mark as

           9   Plaintiff's 21 another document produced by the

          10   LeBow parties.

          11               (Plaintiff's Exhibit 21 was thereupon

          12   marked for identification.)

          13         Q.    (By Mr. Stern)  Sir, Exhibit 21 has

          14   been placed before you.  Have you ever seen that

          15   document before?

          16         A.    No, I don't recall this.

          17         Q.    The third page of the document is

          18   captioned Brooke Group Limited analysis of

          19   long-term debt and there is a reference on the top

          20   to Apollo and Lion.  What is Apollo?

          21         A.    Apollo is Apollo Group and Lion is one

          22   of their--I believe they're sister companies,

          23   subsidiaries, they own the Brooke debt.

          24         Q.    Sir, do you know whether the analysis

          25   reflected on these pages was performed in



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           1   connection with Brooke Group's review of a possible

           2   transaction involving RJR?

           3         A.    Well, I don't know how these three

           4   pages came together, first of all.  The last page

           5   has no bearing whatsoever on RJR.

           6               Same thing with the second page, has no

           7   bearing that I can see with RJR at all.

           8               First page refers to Nabisco.  I don't

           9   recall ever seeing this.  Why these three are

          10   together, I have absolutely no idea.

          11         Q.    Just so I'm clear, you don't know why

          12   the second two pages, second and third page, were

          13   prepared?

          14         A.    No.  They just refer to the Liggett and

          15   the Brooke Group debt.

          16         Q.    Returning to the meeting with Mr.

          17   Harper and Mr. Goldstone, do you remember what

          18   anyone on the RJR side said to you in response to

          19   your presentation or remarks?

          20         A.    They said that, you know, it was a very

          21   interesting proposal and they wanted some time to

          22   study it, you know, and get back to us.

          23         Q.    Did they say anything about a concern

          24   with respect to personal liability of directors in

          25   the event of a spinoff?



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           1         A.    Not at this meeting, no.

           2         Q.    Was this your only meeting, did you

           3   ever have another meeting personally with any

           4   representative of RJR?

           5         A.    No, but I had telephone conferences.

           6         Q.    You had a telephone conversation?

           7         A.    Yes.

           8         Q.    When was that?

           9         A.    It was in late August of '95.

          10         Q.    With whom was that?

          11         A.    Mr. Goldstone.

          12         Q.    We will come to that in its sequence.

          13         A.    All right.

          14         Q.    Can you remember anything else that

          15   transpired at this meeting in May in addition to

          16   what you have previously testified about?

          17         A.    No.

          18         Q.    Were there any notes taken at the

          19   meeting?

          20         A.    Not by me.

          21         Q.    Did you ever see any memorandum or

          22   prepare any memorandum reflecting what transpired

          23   in that meeting?

          24         A.    I never did, no.

          25         Q.    Any correspondence relating to the



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           1   meeting?

           2         A.    No.

           3         Q.    Does Brooke Group have a board of

           4   directors?

           5         A.    Yes.

           6         Q.    New Valley?

           7         A.    Yes.

           8         Q.    Liggett?

           9         A.    Yes.

          10         Q.    Did you at any time make any report to

          11   the board of directors concerning the RJR project?

          12         A.    Oh, yes.

          13         Q.    Which board did you report to?

          14         A.    I believe all three boards were aware

          15   of our interest in RJR.

          16         Q.    Are minutes kept of the board meetings

          17   of these entities?

          18         A.    Yes.

          19         Q.    Do you know whether the minutes reflect

          20   any discussion of RJR?

          21         A.    They may or may not.  I don't know.  We

          22   had many discussions at board meetings and outside

          23   board meetings.

          24         Q.    Do you know whether the minutes were

          25   reviewed for purposes of responding to a document



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           1   request?

           2         A.    Request what?

           3         Q.    Were the minutes reviewed for purposes

           4   of responding to a document request?

           5         A.    I don't know.

           6         Q.    You don't know.

           7               Is it accurate to say that the board of

           8   New Valley authorized the purchases of RJR business

           9   stock?

          10         A.    That's correct.

          11         Q.    Do you know when they authorized it?

          12         A.    In the summertime, over the summertime.

          13         Q.    The summer of nineteen--

          14         A.    '95.

          15         Q.    Now, we have previously reviewed an

          16   exhibit, I think it was Exhibit 1, which shows that

          17   New Valley began to purchase RJR securities in

          18   February.  Do you recall that exhibit?

          19         A.    Yes.

          20         Q.    Was authorization required by the board

          21   of New Valley to make those purchases?

          22         A.    I don't believe so because we had an

          23   understanding with the board that for smaller

          24   purchases, meaning purchases under five or ten

          25   million dollars, we would not necessarily bring



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           1   those to the board of directors, although the

           2   executive committee was aware of it.

           3         Q.    Does the executive committee meet from

           4   time to time?

           5         A.    Yes, informally and formally.

           6         Q.    Are minutes kept of the executive

           7   committee meetings?

           8         A.    I don't think so, no.

           9         Q.    We're referring to the executive

          10   committee of New Valley?

          11         A.    Yes.

          12         Q.    Did the board of Liggett ever formally

          13   authorize any action concerning RJR?

          14         A.    No, no action was done.

          15         Q.    Did the board of Brooke Group formally

          16   authorize any action as respects RJR?

          17         A.    Excuse me.  What period of time are you

          18   talking about?

          19         Q.    At any time now.  Let's say between

          20   late December when this discussion began and May.

          21         A.    No, the answer to your question is no,

          22   there was no authorization because nothing happened

          23   other than preliminary analysis and discussion.

          24         Q.    Now, subsequent to May did the board of

          25   Brooke Group authorize Brooke to take any action



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           1   with respect to RJR?

           2         A.    Yes.

           3         Q.    What did they authorize?

           4         A.    They authorized us to expend funds,

           5   expenses to begin the consent solicitation

           6   currently underway and enter into a joint expense

           7   sharing agreement with New Valley, and also to

           8   enter the agreements we did enter into with Mr.

           9   Icahn.

          10         Q.    Did the board of Liggett take any

          11   formal action after May?

          12         A.    I don't believe so.

          13         Q.    I think you told me earlier that the

          14   board of New Valley took formal action with respect

          15   to share purchases; is that correct?

          16         A.    That's correct, in the summer.

          17         Q.    Did the board of New Valley take any

          18   other formal action with respect to RJR other than

          19   authorized purchases of shares?

          20         A.    Yes, they approved the same Icahn

          21   agreements and sharing agreements and every other

          22   agreement and consent solications that are

          23   required.

          24         Q.    Returning to the meeting in May, what

          25   happened next?



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           1         A.    I believe a couple of days later we got

           2   a phone call from Mr. Goldstone requesting another

           3   meeting.

           4         Q.    Who did he call?

           5         A.    I'm not sure.  I guess either--Mr.

           6   Baeza I suspect got the call.  I don't know for

           7   sure.  As a matter of fact, it was Mr. Baeza.

           8         Q.    Did Mr. Baeza report this call to you?

           9         A.    Yes.

          10         Q.    What did he say Mr. Goldstone had told

          11   him?

          12         A.    Mr. Goldstone suggested that next the

          13   attorneys and the advisors get together to discuss

          14   in further detail the proposal that was presented

          15   to Mr. Harper and Mr. Goldstone a couple of days

          16   before.

          17         Q.    Did Mr. Baeza report that Mr. Goldstone

          18   had said anything else in that conversation?

          19         A.    That he was very interested in pursuing

          20   it and we should all get together with the

          21   attorneys and pursue, you know, the various spinoff

          22   issues, litigation issues and personal liability

          23   issues.

          24         Q.    Did Mr. Baeza report to you that Mr.

          25   Goldstone had said in that conversation that we



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           1   should explore personal liability issues?

           2         A.    We should explore spinoff and

           3   litigation issues and in addition, you know, their

           4   concern about potential personal liability.

           5               The exact words that were said, again,

           6   I wasn't there in the conversation, but the intent

           7   was absolutely clear.

           8         Q.    What I'm trying to--

           9         A.    Again, secondhand, I'm giving you

          10   secondhand information.

          11         Q.    I appreciate that, but what I'm trying

          12   to distinguish is, what I'm asking is between a

          13   surmising on your part about what might have been

          14   said from actual knowledge about what was said.

          15               Do you have actual knowledge that Mr.

          16   Goldstone in his conversation with Mr. Baeza made

          17   reference to personal liability in connection with

          18   this matter?

          19         A.    In their phone conversation, no, I have

          20   no personal knowledge.

          21         Q.    And he didn't do so, neither he nor did

          22   Mr. Harper do so in the prior meeting that you had

          23   in Mr. Harper's office?

          24         A.    The prior meetings, as I recall them

          25   now, which involved their request, and it was very



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           1   clear that Liggett would be the vehicle to

           2   effectuate the spinoff.  It was very clear that

           3   they had a very difficult problem doing the spinoff

           4   themselves and they needed an outside entity to be

           5   the mechanism in order to spin off.

           6               Did the precise words personal

           7   liability concern come out in that first meeting?

           8   No, but you're trying to make a very fine

           9   distinction between reality and exact words.

          10         Q.    I'm trying to clearly identify in the

          11   record what was said by whom, and I think the

          12   record should be clear that at least as far as your

          13   recollection is concerned neither Mr. Harper nor

          14   Mr. Goldstone explicitly referred to personal

          15   liability on the part of anyone in connection with

          16   this spinoff.

          17         A.    In this first meeting?

          18         Q.    In the first meeting.

          19         A.    No, correct.

          20         Q.    Now, with respect to the idea of using

          21   Liggett as a vehicle, that suggestion came from

          22   you, sir; did it not?

          23         A.    It was our proposal, yes.

          24         Q.    They did not suggest to you that

          25   Liggett--they being Mr. Harper or Mr.



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           1   Goldstone--did not suggest to you that Liggett be

           2   the vehicle?

           3         A.    No, but they quickly embraced the idea.

           4         Q.    That was an idea that you brought to

           5   them?

           6         A.    That's correct.

           7         Q.    You say they quickly embraced the idea?

           8         A.    Correct.

           9         Q.    What did they say that caused you to

          10   believe they quickly embraced the idea?

          11         A.    They requested an immediate--very

          12   quickly another meeting, bring the attorneys to

          13   bear to understand the concepts involved.

          14         Q.    Other than requesting a meeting to

          15   understand the concepts involved, did they say

          16   anything indicating that they were agreeable to

          17   this idea?

          18         A.    They said--again, I was not at the

          19   second meeting.

          20         Q.    I'm asking about the first meeting.

          21         A.    The first meeting?  No.

          22         Q.    Now, the conversations between Mr.

          23   Goldstone and Mr. Baeza that Mr. Baeza reported to

          24   you, did Mr. Baeza report that Mr. Goldstone said

          25   anything to indicate that RJR was embracing the



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           1   idea of the Liggett proposal?

           2         A.    Yes.

           3         Q.    What did Mr. Baeza say that Mr.

           4   Goldstone had said?

           5         A.    Mr. Goldstone said let's get the

           6   bankruptcy attorneys and the conveyance attorneys

           7   together on this side and their side and let's

           8   just, you know--why they think this will work

           9   against, you know, potential problems they had and

          10   will solve some of their problems and could be

          11   successful.

          12         Q.    Did Mr. Goldstone in that conversation

          13   mention what the specific problems they had were?

          14         A.    No.

          15         Q.    As far as you know?

          16         A.    I don't recall.

          17         Q.    What did you tell Mr. Baeza when he

          18   reported Mr. Goldstone's conversation to you?

          19         A.    I said it sounds encouraging.  Let's

          20   set a meeting, get the lawyers involved, let's get

          21   a meeting.

          22         Q.    Then what happened?

          23         A.    A meeting was arranged, I don't

          24   remember which day, next day, two days later,

          25   whatever, by the attorneys, Mr. Baeza, and I



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           1   believe Mr. Ressler was there, also, and Mr.

           2   Goldstone and other attorneys from the RJR side.

           3         Q.    Who were your attorneys?

           4         A.    Mr. Hirschfeld, Mr. Jerome, our

           5   bankruptcy expert, conveyance expert, Mr. Ressler,

           6   and Mr. Baeza was there.

           7         Q.    I take it you were not at this meeting?

           8         A.    I was not at the meeting.

           9         Q.    But you received a report about the

          10   meeting?

          11         A.    That's correct.

          12         Q.    From whom did you receive the report?

          13         A.    From Mr. Ressler and Mr. Hirschfeld.

          14         Q.    Did they report to you jointly?

          15         A.    Yes.  It was a conference call right

          16   after the meeting, or Mr. Baeza was on the phone,

          17   also.

          18         Q.    How long did this conference call last?

          19         A.    Twenty minutes, half hour.

          20         Q.    What did they tell you in this

          21   conference call?

          22         A.    They said the meeting went quite long,

          23   went for an hour, hour and a half, something of

          24   that nature.

          25               And the essence of the meeting was two-



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           1   or three-fold, that RJR said they understood our

           2   proposal, liked it, and had two basic problems.

           3               Problem number one is that they wanted

           4   to just make sure if we could demonstrate to them

           5   shareholders' support they would embrace it

           6   further; and they were concerned that Liggett did

           7   not have the credibility by itself--credibility

           8   meaning credibility for Wall Street or whatever--to

           9   the outside world, and they wanted to know if we

          10   could bring in another party who was more credible

          11   to become a party or whatever.  They were very

          12   concerned about the credibility of just Liggett,

          13   and the words were used, it was proposed to me at

          14   least that Liggett was just hired to be the--what's

          15   the right word--the straw man or the one to take

          16   the risk, the personal risk in doing the spinoff,

          17   they didn't want it to look that way to anyone, so

          18   could we get somebody else involved with us, then

          19   they would seriously consider the proposals.

          20         Q.    Now, to your knowledge, were there any

          21   documents exchanged at this meeting with Mr.

          22   Goldstone?

          23         A.    I wasn't there, so I don't know.

          24         Q.    In this conversation with your advisors

          25   after the meeting in which they reported to you



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           1   about the meeting, did you come to any conclusions

           2   or give your advisors any further instructions?

           3         A.    Yes, I was encouraging that the group,

           4   the Reemtsma people, they wanted to get more

           5   involved with us in this transaction, you know, in

           6   effect be--I don't want to use the word coverup--I

           7   will use the word coverup--this would make any

           8   spinoff look more credible to people.

           9               And another open issue, of course, was

          10   the debt exchange, we didn't know the status of

          11   that at the time.

          12         Q.    What debt exchange is that?

          13         A.    Nabisco's debt exchange.

          14               By the way, I now recall my meeting

          15   with Harper, Mr. Harper mentioned he wasn't sure it

          16   was going to go through at all.  As you can see

          17   from the projections we gave Mr. Harper that first

          18   day, there were various alternatives with the debt

          19   exchange, without the debt exchange.  He said he

          20   didn't think it was going to go through that May

          21   meeting.

          22         Q.    By debt exchange, you're referring to

          23   the exchange of the debt at the parent company

          24   level?

          25         A.    Yes, it was previously swapped out to



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           1   the Nabisco level.

           2         Q.    How did that transaction, the potential

           3   transaction affect your analysis?

           4         A.    Well, it eliminated the need for three

           5   billion dollars if it went through because the

           6   banks were being swapped out into Nabisco, it

           7   completely would change my thought process.

           8               In addition, it would change the value

           9   of the stock that could be spun off, the Nabisco

          10   stock spun off to shareholders, major shareholders

          11   that are reflected on the summary analysis we gave

          12   Mr. Harper and Mr. Goldstone.

          13         Q.    And it would have to lower the value of

          14   this spinoff to Nabisco shareholders; is that

          15   corect?

          16         A.    That is Reynolds shareholders?

          17         Q.    Yes?

          18         A.    Absolutely correct.

          19         Q.    That's because they would receive a

          20   share of stock in a company encumbered by debt?

          21         A.    That's absolutely correct.

          22         Q.    Whereas on the previous scenario

          23   Nabisco would be debt free?

          24         A.    That is absolutely correct.

          25         Q.    Did you perform any quantification of



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           1   the change in value?

           2         A.    Yes.  This is on the summary we gave,

           3   you can see the difference with the bond swap, we

           4   call it a bond swap, without the bond swap, or of a

           5   partial bond swap even.

           6         Q.    Now, the bond swap would eliminate the

           7   problem of having to refinance this bank debt with

           8   restrictive spinoff covenants; is that correct?

           9         A.    It would eliminate the problem for me.

          10   I mean RJR will have eliminated the problem

          11   themselves.  As outsiders it was a problem for me

          12   but it would not be a problem for RJR to do that.

          13         Q.    Did the joint venture to do this debt

          14   swap eliminate the need for a joint venture

          15   partner?

          16         A.    Yes, it did.

          17         Q.    Do you know when the debt swap was

          18   completed?

          19         A.    Yes.

          20         Q.    When was that?

          21         A.    Early July, late June, early July.

          22         Q.    Your recollection is that it was in

          23   late June or early July--

          24         A.    It was still ongoing, it was not

          25   completed in May.  He related to me that he wasn't



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           1   sure it's going to be completed.

           2         Q.    Did anyone report to you that in this

           3   discussion that took place between Mr. Goldstone or

           4   among Mr. Goldstone and Mr. Jerome, Mr. Hirschfeld

           5   and others that Mr. Goldstone said that his primary

           6   concern or RJR's primary concern was the injury to

           7   the company that could be posed by litigation

           8   relating to the spinoff?

           9         A.    Not at this meeting.  At the time his

          10   primary concern was his board, who wouldn't go

          11   along with it.

          12         Q.    Did they report to you what Mr.

          13   Goldstone had said at this meeting?

          14         A.    Yes.

          15         Q.    What did they say Mr. Goldstone said in

          16   that regard?

          17         A.    They said that Goldstone said very

          18   clearly that if we had shareholder support, we

          19   could demonstrate shareholder support and we can

          20   have a credible--meaning another large

          21   company--involved with us in the spinoff, he

          22   thought we can maybe get the board to support it.

          23   Let me finish.  The problem being that it would

          24   look terrible to Wall Street if just Liggett were

          25   effectuating the spinoff, it would look like they



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           1   went and just hired Liggett to do something they

           2   were not prepared to do.  Those exact words were

           3   used.

           4         Q.    What did you understand would be the

           5   function of this other company?

           6         A.    As I said before two minutes ago, it

           7   would be like a coverup to look like it seemed more

           8   credible that Liggett just wasn't hired because the

           9   board was refusing to do the spinoff.

          10         Q.    In what way would this other party make

          11   it appear more credible?

          12               MR. HIRSCHFELD:  You're asking the

          13   witness if he understands what Mr. Goldstone meant?

          14         Q.    (By Mr. Stern)  What did you understand

          15   Mr. Goldstone to mean by credibility?

          16         A.    Just that the Wall Street Journal was

          17   worth the three-way deal, not a two-way deal,

          18   Liggett just wasn't hired to affectuate the spinoff

          19   because the board or RJR refused to do it.

          20               It was just again ideas where a

          21   coverup--but the word coverup I must use because

          22   that was relayed to us.

          23         Q.    Let's take it to the next step.

          24               What did you do after this conversation

          25   with your advisors?



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           1         A.    I don't remember, again remember the

           2   timing, but there were other meetings.

           3               Again, what's important to us vis-a-vis

           4   Reemtsma, anything else, was the debt swap, was

           5   that going to go through, was it not going to go

           6   through, and somewhere around this point in time

           7   Reemtsma got kind of some cold feet about joining

           8   us, I don't know what their reason was.  They just

           9   went to their board and they decided they didn't

          10   know if the deal would be successful or not and we

          11   just waited to see what happened with the debt

          12   swap, you know, whether it would be successful or

          13   not with the debt swap from the financial point of

          14   view.

          15         Q.    Did anyone tell you why Reemtsma got

          16   cold feet?

          17         A.    Only thing I heard was from the

          18   Wasserstein people.

          19         Q.    Who at Wasserstein?

          20         A.    Mr. Baeza was the only one that told

          21   me.

          22         Q.    What did Mr. Baeza say?

          23         A.    He said basically that they didn't want

          24   to get involved in a hostile situation; that if the

          25   situation were friendly they would be willing to be



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           1   involved.

           2         Q.    Well, when did Mr. Baeza tell you that,

           3   what point in time?

           4         A.    June sometime, late June, early July.

           5   I don't remember exactly when.

           6         Q.    Well, when did it come to appear to you

           7   that the situation might be hostile?

           8         A.    I don't know.  Not until August,

           9   sometime in August, because we were talking all

          10   along during this period of time, some

          11   conversations back and forth.

          12               The big issue was the debt swap going

          13   through or not.

          14         Q.    I'm just trying to get the chronology

          15   clear.

          16               Baeza tells you that Reemtsma is

          17   reluctant to become involved in a hostile

          18   situation, is backing out?

          19         A.    Correct.

          20         Q.    And I think you said that you thought

          21   you had that conversation with him sometime in--

          22         A.    June sometime, late June, something

          23   like that.

          24               MR. HIRSCHFELD:  His testimony was late

          25   June or early July.



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           1               THE WITNESS:  Late June or early July.

           2         Q.    (By Mr. Stern)  That was before you

           3   yourself perceived the situation to be hostile?

           4         A.    Yes, because they were still talking to

           5   RJR.

           6         Q.    Do you know why, did anyone tell you

           7   why Reemtsma viewed the situation to be hostile in

           8   late June or early July?

           9         A.    They just weren't sure.  We don't know

          10   because we did not necessarily get a deal struck

          11   with RJR at the time.

          12         Q.    What you know on that subject you know

          13   through Baeza; is that correct?

          14         A.    Correct.

          15         Q.    You didn't have any direct discussions

          16   with Reemtsma?

          17         A.    Not after they made that decision, no.

          18         Q.    Between the time that you first met

          19   with Harper and from the time you said that

          20   Reemtsma was withdrawing from the situation, did

          21   you have any meetings with anyone at Reemtsma?

          22         A.    Yes.

          23         Q.    With whom do you meet?

          24         A.    Again--excuse me, I don't remember his

          25   name, but the CFO, I met with him in New York, we



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           1   had dinner.

           2               We're talking about the situation where

           3   we had a couple of meetings, my people had meetings

           4   with him.  There were ongoing meetings in New York.

           5         Q.    This is after the May encounter with

           6   Mr. Harper?

           7         A.    Yes.

           8         Q.    What was the purpose of those meetings?

           9         A.    To continue to--they were still

          10   studying the proposal and they wanted to refine the

          11   problems, their own projections, you know.

          12               There was a major tax issue that

          13   Reemtsma had internal to them involving this thing,

          14   they had to get over that hump; that was what held

          15   up some of their discussions.

          16               So this was all ongoing, tax, financial

          17   projections, hostile, not hostile, good, all those

          18   issues.

          19         Q.    What did you discuss with them on the

          20   question of whether the transaction would be

          21   hostile or not hostile?

          22         A.    We just reported to them assuming what

          23   happened at the meetings we had been having with

          24   the RJR people, getting them up to speed on

          25   everything.



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           1         Q.    You reported to them what you had been

           2   hearing from--

           3         A.    Mr. Baeza.

           4         Q.    We have covered, we have talked about

           5   the meeting with Mr. Harper where you were present

           6   and the subsequent meeting between Mr. Goldstone

           7   and Mr. Baeza and others, you weren't present but

           8   you received a report.

           9               Was there a subsequent meeting between

          10   representatives of the Brooke Group interest and

          11   representatives of RJR?

          12         A.    There were two or three subsequent

          13   meetings.

          14         Q.    When was the next meeting that you

          15   recall?

          16         A.    Now I'm getting hazy because I don't

          17   recall the details of other meetings.  I know Mr.

          18   Ressler was there at some of the meetings just

          19   trying to explore the issues.  Exactly what was

          20   said or not said, I really don't recall.

          21         Q.    You were not at any such meetings?

          22         A.    I was not at any other meetings, no.

          23         Q.    Now, with respect to the subsequent

          24   meetings that you were not at, you said you would

          25   receive reports from your advisors; is that



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           1   correct?

           2         A.    Yes.

           3         Q.    And your advisors that gave you these

           4   reports included Mr. Hirschfeld, Mr. Baeza and Mr.

           5   Ressler?

           6         A.    That's correct.

           7         Q.    Anyone else?

           8         A.    No.

           9         Q.    Now, again with respect to these

          10   meetings, did any of your advisors report to you

          11   that Mr. Goldstone or any of the other RJR

          12   representatives had said that they were looking to

          13   Liggett to alleviate the problem of personal

          14   liability of directors?

          15         A.    They were looking to Liggett to

          16   affectuate the spinoff they could not do

          17   themselves, period.

          18         Q.    Is that all they said?

          19         A.    Again, I don't recall the exact words

          20   after that second meeting, I just don't recall

          21   them.  Excuse me.

          22               MR. HIRSCHFELD:  All right.

          23               THE WITNESS:  I'm sorry.

          24               MR. HIRSCHFELD:  If you don't recall,

          25   you're not obliged to provide any information that



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           1   is all speculative in nature.

           2               MR. STERN:  That's fine.

           3               THE WITNESS:  I don't recall exactly

           4   what was said, but we continued along these lines

           5   of discussion.

           6         Q.    (By Mr. Stern)  Now, did there come a

           7   time when you attempted to contact shareholders of

           8   RJR to determine whether they would support a

           9   spinoff, support the kind of proposal that you were

          10   discussing with Mr. Harper and Mr. Goldstone?

          11         A.    No, not at all.

          12         Q.    Did anyone ever report to you that

          13   representatives of Brooke Group told Mr. Goldstone

          14   in the course of these meetings that followed upon

          15   the meeting with Mr. Harper that Brooke Group had

          16   been in contact with RJR, with some number of RJR

          17   shareholders, and they were confident that at least

          18   30 percent would support the proposal?

          19         A.    Say that again?

          20               MR. HIRSCHFELD:  Objection.  Let me

          21   just have the question again.

          22               MR. STERN:  Let me rephrase it, maybe I

          23   can relieve the objection.

          24         Q.    (By Mr. Stern)  There were meetings

          25   that took place subsequent to your May meeting with



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           1   Mr. Harper?

           2         A.    Correct.

           3         Q.    And these meetings included various

           4   representatives of Brooke Group and Mr. Goldstone--

           5         A.    Uh-huh.

           6         Q.    -- of RJR; is that correct?

           7         A.    Yes, correct.

           8         Q.    Although you were not present you

           9   received reports of what transpired in these

          10   meetings?

          11         A.    Correct.

          12         Q.    You received them from one or more of

          13   the advisors who represented you in the meeting?

          14         A.    Correct.

          15         Q.    Did it come to your attention in any

          16   way that any of your advisors represented Mr.

          17   Goldstone that--

          18         A.    Represented to Mr. Goldstone?

          19         Q.    Yes, that they were confident that 30

          20   percent of the RJR shareholders would support the

          21   proposal or the proposal that you were discussing?

          22         A.    They just voiced their own opinion.  I

          23   wouldn't know why 30 percent.  Why not 50 percent?

          24   I don't understand.

          25         Q.    You're not aware of any efforts by



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           1   people representing the Brooke Group to sort of

           2   solicit the views of RJR sharehholders in

           3   connection with these meetings?

           4         A.    Absolutely correct.

           5         Q.    One of the concerns that had been

           6   relayed to you by your advisors or one of the

           7   problems was the need to demonstrate shareholders'

           8   support or the desire on the part of Mr. Goldstone

           9   that there be a demonstration of shareholder

          10   support?

          11               MR. HIRSCHFELD:  No, no, that's not

          12   what he testified to.  He said it was the desire to

          13   demonstrate stockholders' support for a spinoff,

          14   not for this transaction.

          15               THE WITNESS:  Correct.

          16               MR. HIRSCHFELD:  It was for a spinoff.

          17         Q.    (By Mr. Stern)  All right.  Is what Mr.

          18   Hirschfeld said--

          19         A.    Absolutely, because he related back to

          20   the previous year's annual meeting with the

          21   proposal and it got on the ballot and the

          22   shareholders did not support it at that time.

          23         Q.    What did you do if anything to address

          24   that concern that had been relayed to you?

          25         A.    At that point in time, nothing.



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           1         Q.    Did it ever come to your attention in

           2   any way that any of your advisors in the course of

           3   these meetings with Mr. Goldstone subsequent to

           4   your meeting with Mr. Harper suggested to Mr.

           5   Goldstone that RJR simply acquire Liggett?

           6         A.    Say again?

           7         Q.    Did it come to your attention, did you

           8   ever--I will ask a different question.

           9               Did you ever discuss with any of your

          10   advisors simply having RJR acquire Liggett?

          11         A.    After we filed Hart-Scott, which RJR

          12   was aware of in early August, we started hearing

          13   from Mr. Goldstone all kinds of I will call them

          14   scare tactics, that this is a disaster, this will

          15   do this, this will do that, so forth and so on.

          16               I heard from one of my advisors that

          17   Mr. Harper then suggested that maybe they should

          18   buy Liggett, to which I responded we're a public

          19   company, I haven't heard any offers.  We'll do what

          20   makes sense, and this is ridiculous after we filed

          21   Hart-Scott, and they were aware of the Hart-Scott

          22   filing.

          23         Q.    But subsequent to your filing with Mr.

          24   Harper, to your knowledge, did any of your advisors

          25   ever suggest to Mr. Goldstone that what Mr. LeBow



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           1   really wanted was to sell Liggett to RJR?

           2         A.    Not according to my knowledge.

           3         Q.    Did you ever discuss with Mr. Baeza

           4   whether Mr. Baeza had made any such suggestion to

           5   Mr. Goldstone?

           6         A.    No.

           7         Q.    If Mr. Baeza had made such a suggestion

           8   in this time period prior to the Hart-Scott filing,

           9   would he have been doing so without authority from

          10   you?

          11               MR. HIRSCHFELD:  Objection to form.

          12               You can answer.

          13               THE WITNESS:  Mr. Baeza did lots of

          14   things without authority from me, as you can see

          15   from other documents you just presented me, you

          16   know, concerning all kinds of proposals he was

          17   trying to dream up.

          18         Q.    (By Mr. Stern)  Did it come to your

          19   attention at any time that again prior to the

          20   filing of the Hart-Scott that RJR had requested

          21   financial information about Liggett?

          22         A.    Prior to the Hart-Scott filing?

          23         Q.    Yes.

          24         A.    No.  Liggett finances are all public,

          25   there's nothing to request.



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           1         Q.    Did it come to your attention that RJR

           2   had requested, again prior to Hart-Scott, had

           3   requested from Liggett an estimate of the value of

           4   Liggett for purposes of an acquisition?

           5         A.    No.  I think you and I are having a

           6   confusion about Hart-Scott, I think that's where

           7   our problem is.

           8               I know I am correct when I say prior to

           9   Hart-Scott--I mean prior to me and former RJR that

          10   filed Hart-Scott prior to the approval time.

          11         Q.    I understand, and we can find a date.

          12         A.    I believe that it was 30 days before,

          13   you know, it was late July.  Was Hart-Scott filed

          14   early August or late July?

          15               Just let me draw the distinction that

          16   we have two different times of what I'm thinking

          17   and what you're thinking.

          18               MR. HIRSCHFELD:  Don't assume.  I think

          19   he understands the time frames.

          20               THE WITNESS:  Okay.

          21               MR. STERN:  I'm going to mark as the

          22   next exhibit a document from the files produced to

          23   us by the LeBow parties.

          24               (Plaintiff's Exhibit 22 was thereupon

          25   marked for identification.)



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           1         Q.    (By Mr. Stern)  Mr. LeBow, Exhibit 22

           2   has been placed before you.  Do you recognize that

           3   document?

           4         A.    Yes, it's a copy of the Hart-Scott

           5   filing.

           6         Q.    Did you see that that document is dated

           7   August 11th, 1995?

           8         A.    Yes.

           9         Q.    Could we agree that the Hart-Scott

          10   filing took place on August 11th, 1995?

          11         A.    Yes, we can.

          12         Q.    Now, just so the record is clear, the

          13   time frame that I'm focusing on is the time frame

          14   before your meeting Mr. Harper sometime in the

          15   middle of May and the filing of the Hart-Scott

          16   retainer.

          17         A.    Prior to August 11th?

          18         Q.    Prior to August 11th.

          19         A.    Okay, fine.

          20         Q.    In that time frame did it ever come to

          21   your attention that there were discussions between

          22   anyone representing RJR and anyone else

          23   representing Brooke Group about the value of

          24   Liggett for the purposes of an acquisition?

          25         A.    For the purposes of RJR to acquire



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           1   Liggett?

           2         Q.    Yes.

           3         A.    No, the answer is not on my authority

           4   at all.

           5         Q.    And it never, just to make it clear--I

           6   know I'm asking you to repeat yourself but I think

           7   it would help the record--it never came to your

           8   attention that Mr. Baeza or any other advisor had

           9   suggested to Mr. Goldstone that RJR consider

          10   acquiring Liggett in this time frame?

          11         A.    Not to my knowledge.

          12         Q.    Now, to pick up the chronology, there

          13   were some meetings, there were one or more

          14   additional meetings among advisors for Brooke Group

          15   and Mr. Goldstone that were reported to you in some

          16   fashion?

          17         A.    Correct.

          18         Q.    Did you receive a report on each

          19   meeting?

          20         A.    Yes.

          21         Q.    What were you told about the last such

          22   meeting?  That is the last meeting prior to the

          23   filing of the Hart-Scott.

          24         A.    I don't recall exactly.

          25         Q.    Well, were you ever told that RJR had



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           1   determined not to pursue the proposal that you had

           2   presented to them back in May?

           3         A.    No.

           4         Q.    Well, how was it left?  I mean how did,

           5   to your knowledge--

           6               MR. HIRSCHFELD:  At what point?

           7               THE WITNESS:  Well, at what point?

           8         Q.    (By Mr. Stern)  You told me you

           9   received a report about the first post Harper

          10   meeting and two problems were raised, then there

          11   was another meeting, is that right, and--

          12         A.    After the first Harper meeting.

          13         Q.    There were several?

          14         A.    It was like four or five meetings.

          15         Q.    And these meetings all took place prior

          16   to August 11th; is that correct?

          17         A.    No.  Some took place after August 11th.

          18         Q.    With respect to the meetings that took

          19   place before August 11h, what were you told about

          20   what was said at these meetings?

          21               MR. HIRSCHFELD:  If you can remember.

          22         Q.    (By Mr. Stern)  If you can remember.

          23               MR. HIRSCHFELD:  I think he already

          24   answered.

          25               THE WITNESS:  I remember specifically



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           1   what happened the second meeting after the first

           2   meeting or the Harper meeting, the other couple of

           3   meetings between then and August 11th, it was just

           4   more of the same type of thing, exact detail of

           5   which I don't recall.

           6         Q.    (By Mr. Stern)  What if anything did

           7   Brooke Group do to address what had been reported

           8   as a concern about credibility?

           9         A.    We were talking to Reemtsma.  I'm

          10   trying to remember.

          11         Q.    Anything else?

          12         A.    No.  Well, talking, bringing Reemtsma

          13   into the fold to try to address that.

          14         Q.    As joint venturers or in some other

          15   capacity?

          16         A.    Joint venture partners.

          17         Q.    Was that in a different way than you

          18   had been discussing with them prior to the May

          19   meeting?

          20         A.    No, nothing changed, it was the same

          21   way.

          22         Q.    In these discussions with Mr.

          23   Goldstone, to your knowledge, did anyone ever

          24   disclose that there were discussions with Reemtsma?

          25         A.    No.  We had a confidentiality



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           1   agreement.

           2         Q.    In these conversations with Mr. Harper

           3   and Mr. Goldstone that were going through this May,

           4   June, July period, did anyone from Brooke Group

           5   disclose to them that New Valley had acquired

           6   several million dollars worth of RJR stock?

           7         A.    I don't believe so.

           8         Q.    Was there ever any discussion or

           9   consideration about making that fact known?

          10         A.    No.

          11         Q.    Now, did you discuss with Mr. Goldstone

          12   prior or anyone from RJR prior to the event the

          13   filing of the Hart-Scott application?

          14         A.    No.  Prior to the actual filing?

          15         Q.    Prior to the actual filing.

          16         A.    No.

          17         Q.    Was there a reason for not doing so?

          18         A.    No, no particular reason.  It was just

          19   something normally kept confidential.

          20               MR. HIRSCHFELD:  You've answered the

          21   question.

          22         Q.    (By Mr. Stern)  What considerations led

          23   Brooke Group to file the Hart-Scott application?

          24         A.    Desire to buy fifteen million dollars

          25   worth of RJR stock.



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           1         Q.    Now, up until this point had Mr.

           2   Goldstone said that they were giving you any reason

           3   to believe that RJR was inclined to pursue this

           4   spinoff proposal or any proposal that you had made

           5   to them?

           6         A.    I believe the last thing I heard, again

           7   prior to August 11th, was that they were very

           8   interested but they wanted to wait a few months and

           9   get back to me, something else was cooking or

          10   whatever, but they wanted to put the discussion off

          11   for a couple of months.

          12         Q.    What was your reaction to that

          13   suggestion?

          14         A.    At the time?  Fine, because again, it

          15   was unclear, the effect of the debt swap.

          16         Q.    Is Wasserstein, Perella still advising?

          17         A.    No, I already testified no.

          18         Q.    When did they discontinue that role?

          19         A.    Right after Hart-Scott became public.

          20         Q.    Did you discuss with Wasserstein,

          21   Perella the filing of the Hart-Scott application

          22   before you made the application?

          23         A.    Yes, they knew what I was doing.

          24         Q.    With Mr. Baeza?

          25         A.    Yes.



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           1         Q.    What did he say?  Did he comment on the

           2   fact that you were going to do that?

           3         A.    No, that was no big deal.

           4         Q.    What did he say in the course of the

           5   discussion?

           6         A.    I don't recall exactly, but, you know,

           7   he was aware we were filing.

           8         Q.    How did it come about that Wasserstein,

           9   Perella discontinued its work with RJR?

          10         A.    They didn't want to get involved in a

          11   hostile situation, which after it became public,

          12   you know, things quickly deterioriated to.

          13         Q.    When you said after it became public--

          14         A.    Hart-Scott became public on August

          15   28th.

          16         Q.    Did you have any discussions in advance

          17   of filing the Hart-Scott application about whether

          18   or not the filing of the Hart-Scott application

          19   would cause the transaction to become perceived as

          20   hostile?

          21         A.    No, I had no prior indication of that.

          22         Q.    What were the considerations that

          23   caused New Valley to be the entity that filed the

          24   Hart-Scott application?

          25         A.    New Valley was the one that wanted to



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           1   buy the stock.

           2         Q.    The document Exhibit 22 reflects that

           3   the application with the cover letter was filed on

           4   the letterhead of Sullivan and Cromwell; is that

           5   correct?

           6         A.    That's correct.

           7         Q.    Had New Valley engaged Sullivan and

           8   Cromwell for purposes of filing the Hart-Scott

           9   application?

          10         A.    That's correct.

          11         Q.    Did Sullivan and Cromwell have any

          12   other responsibilities in connection with the RJR

          13   matter other than the Hart-Scott application?

          14         A.    As of today?

          15         Q.    Yes.

          16         A.    They're also our advisor on the 40 Act

          17   issues.

          18         Q.    Does that have anything to do with RJR?

          19         A.    No, not really, that's true.  They're

          20   legal advisors regarding, you know, value compiling

          21   with what is called the Investment Company Act of

          22   1940, that's the only other area they represent New

          23   Valley or Brooke.

          24         Q.    Have you ever discussed with anyone

          25   whether there is any relationship between any



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           1   Investment Company Act issue respecting New Valley

           2   and New Valley's acquisition of RJR shares?

           3               MR. HIRSCHFELD:  Objection to form.

           4               THE WITNESS:  Say that again slowly.

           5         Q.    (By Mr. Stern)  I will back up.  I will

           6   rephrase the question.

           7               Has New Valley disclosed that there are

           8   Investment Company Act of 1940 issues posed by its

           9   ownership of--by its asset base generally?

          10         A.    By asset base, yes.

          11         Q.    And it is also disclosed publicly that

          12   it's relying on an exemption for registration under

          13   the Investment Company Act; is that correct?

          14         A.    At this time, correct.

          15         Q.    Has New Valley taken any steps to

          16   obtain from the SEC any relief with respect to the

          17   Investment Company Act?

          18         A.    No.

          19         Q.    Do you have any understanding as to how

          20   long a period of time New Valley will be able to

          21   rely on the exemption from registration under the

          22   Investment Company Act?

          23         A.    Yes.

          24         Q.    How long a period of time?

          25         A.    One year.



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           1         Q.    One year starting when?

           2         A.    January 18th.

           3         Q.    1995?

           4         A.    Correct.

           5         Q.    So that one year will expire in a

           6   matter of days; is that correct?

           7         A.    That's correct.

           8         Q.    What will New Valley do then in order

           9   to address its Investment Company Act issue?

          10               MR. HIRSCHFELD:  I'm going to object to

          11   that as being inquiry into the business strategy of

          12   New Valley with respect to matters that have

          13   nothing to do with RJR and are irrelevant to the

          14   litigation.

          15               I will direct the witness not to

          16   answer.

          17         Q.    (By Mr. Stern)  Have you discussed with

          18   anyone--I'm sensitive to the attorney-client

          19   privilege here, you can answer that question yes or

          20   no--have you discussed with anyone whether or not

          21   there is any relationship between the Investment

          22   Company Act issues that we have been discussing and

          23   the acquisition by New Valley of RJR shares?

          24               MR. HIRSCHFELD:  Do you understand that

          25   question?



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           1               THE WITNESS:  Not totally.

           2         Q.    (By Mr. Stern)  I will put another

           3   question.

           4               Is the Investment Company Act issue

           5   that we have been discussing in any way affected by

           6   New Valley's activities with respect to RJR?

           7               MR. HIRSCHFELD:  I still don't

           8   understand the question.

           9               Let me just say this for the record, I

          10   don't see why we're dancing about this:

          11               The allegations that are unambigously

          12   made in the complaint is that the concept of

          13   merging Liggett with RJR was being pursued by

          14   Brooke Group as a means of ameliorating the

          15   Investment Company Act problem, whatever that is,

          16   that possibly New Valley had, possibly Brooke Group

          17   may have, and that is the allegation.  I think you

          18   ought to ask the witness directly about that.

          19               THE WITNESS:  If that's the question, I

          20   will answer it.

          21               MR. HIRSCHFELD:  Because you're

          22   phrashing your questions so generally that they

          23   become almost meaningless and, you know, our

          24   response to it could be construed in any one of two

          25   hundred different ways, and I think it's not useful



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           1   for our purposes.

           2         Q.    (By Mr. Stern)  In framing the Liggett

           3   group proposal that eventually was put before RJR,

           4   did you take into account in any way the Investment

           5   Company Act issue that was confronting New Valley?

           6         A.    Absolutely no.

           7         Q.    To your understanding, is the

           8   Investment Company Act issue affected in any way by

           9   New Valley's acquisition of RJR shares?

          10         A.    It is affected by New Valley's

          11   acquisition of anyone's shares by anyone other than

          12   a controlling position.

          13         Q.    The answer to that question is yes,

          14   because they are securities; is that correct?

          15         A.    That's a general answer in that

          16   respect, non-controlling securities.

          17         Q.    In the last year has New Valley

          18   acquired any operating companies other than has

          19   been publicly disclosed?

          20         A.    No, of course not, other than publicly

          21   disclosed, no.

          22         Q.    After the filing of the Hart-Scott

          23   application, I think we agreed was August 11th,

          24   what happened next as respects to development of

          25   the RJR situation?



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           1               MR. HIRSCHFELD:  He already testified

           2   as to the communications that apparently took place

           3   between Goldstone and Baeza that were reported to

           4   him.

           5               MR. STERN:  Right.

           6               MR. HIRSCHFELD:  You're asking him in

           7   addition to that?

           8               THE WITNESS:  After?

           9               MR. HIRSCHFELD:  After.

          10               MR. STERN:  I will clarify the

          11   question.

          12         Q.    (By Mr. Stern)  Were there any

          13   subsequent communications between RJR and

          14   representatives of Brooke Group subsequent to the

          15   August 11th filing of the HSR?

          16         A.    Yes.

          17         Q.    When was the first such communication?

          18         A.    I don't recall the exact first one, but

          19   after the Hart-Scott filing was delivered to RJR, I

          20   believe from Mr. Baeza, Mr. Goldstone called Mr.

          21   Baeza and reiterated that there would be all kinds

          22   of problems if you were to pursue the spinoff from

          23   Nabisco, litigation problems, God knows, the world

          24   would fall apart was the reaction, basically, and

          25   someone said to Mr. Baeza, you know, would they be



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           1   interested in just selling Liggett, and he

           2   requested a meeting as soon as possible with us,

           3   Mr. Harper and Mr. Goldstone.

           4         Q.    Mr. Baeza reported to you that Mr.

           5   Goldstone had called him; is that correct?

           6         A.    Yes, on behest of Mr. Harper, bequest

           7   of Mr. Harper.

           8               MR. HIRSCHFELD:  Bequest?

           9               THE WITNESS:  Behest or bequest, but

          10   not bequest.

          11               MR. HIRSCHFELD:  He's still living.

          12               THE WITNESS:  Behest.

          13         Q.    (By Mr. Stern)  Mr. Baeza told you that

          14   Goldstone had told him that Harper had asked him to

          15   call Baeza?

          16         A.    I can't say for sure.  I'm not sure

          17   what Goldstone did on his own, but since Mr. Harper

          18   was CEO maybe we just all presumeed it was just Mr.

          19   Harper.

          20         Q.    Did Mr. Baeza tell you the words that

          21   Mr. Goldstone had used in this conversation?

          22         A.    Yes, told me all kinds of horrible

          23   things would happen to RJR.

          24         Q.    What did Mr. Goldstone say would happen

          25   to RJR?



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           1         A.    Injunctions all over the place, this

           2   would happen, that would happen, all types of

           3   terrible litigation issues could occur if I

           4   continued down these lines.

           5         Q.    Did he say anything more than

           6   discussing the litigation issues, did Mr. Baeza say

           7   that Mr. Goldstone had said anything other than

           8   injunctions?

           9         A.    Yes, the regular, you know, tobacco

          10   litigants would be this, that could hurt in the

          11   future, God knows what.  I mean it was the world

          12   would come to an end, in essence.

          13         Q.    The world would come to an end, those

          14   aren't words that Mr. Goldstone used?

          15         A.    Those are my words, I agree.

          16         Q.    He didn't say the world would come to

          17   an end?

          18         A.    He didn't say that.

          19         Q.    You don't know--let's--

          20         A.    I don't know exact words, but the

          21   intent, the flavor I got from Mr. Baeza was pretty

          22   close to that.

          23         Q.    Then did Mr. Baeza report to you that

          24   Mr. Goldstone in their conversation had said

          25   something about RJR acquiring Liggett?



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           1         A.    Yes.

           2         Q.    What did Mr. Baeza say to you Mr.

           3   Goldstone had said?

           4         A.    He said I'd like to have a meeting to

           5   discuss possibly buying Liggett.  Do I have any

           6   interest.

           7               I said we were a public company, we

           8   have to, you know, listen to any proposals, and

           9   that Mr. Harper had instructed Wasserstein, Perella

          10   to start valuing what Liggett is worth.

          11         Q.    Was that the first time anyone had

          12   discussed with you the possibility of RJR acquiring

          13   Liggett?

          14         A.    Of just RJR acquiring Liggett, yes.

          15         Q.    As opposed to the proposal?

          16         A.    As opposed to the proposal, that's

          17   correct.

          18         Q.    What happened next?

          19         A.    A meeting was held.

          20         Q.    When was that meeting held?

          21         A.    Sometime between August 11th and August

          22   28th.  I mean, I can't tell you exact date.

          23         Q.    Did you attend that meeting?

          24         A.    No.

          25         Q.    Do you know where the meeting took



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           1   place?

           2         A.    No.  David Parks' office or RJR's

           3   office.

           4         Q.    Do you know who attended the meeting?

           5         A.    As far as I know, Mr. Baeza, Mr.

           6   Ressler, I believe Mr. Hirschfeld here.

           7         Q.    Do you know who attended from the RJR

           8   side?

           9         A.    A lot of people.  There was Mr.

          10   Goldstone, obviously, some other lawyers, Morgan,

          11   Stanley represented, as I was told.

          12         Q.    Well, I guess I should make clear, did

          13   you receive a report about this meeting from

          14   anyone?

          15         A.    Yes.

          16         Q.    From whom?

          17         A.    Again, Mr. Ressler, Mr. Hirschfeld, Mr.

          18   Baeza.

          19         Q.    Did you receive this report shortly

          20   after the meeting took place?

          21         A.    Yes, by telephone.

          22         Q.    By telephone, conference call?

          23         A.    Conference call, right.  I think Mr.

          24   Stanley.

          25         Q.    What did they say to you had



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           1   transpired?

           2         A.    They said they were told that Mr.

           3   Harper had instructed everyone to come up with a

           4   proposal of what their people thought Liggett was

           5   worth for purposes of possibly making an offer to

           6   acquire Liggett, because what I was proposing to

           7   do, to solicit shareholders' support in the future

           8   or buy stock or whatever, could lead to God knows

           9   what type of consequences, they wanted to forestall

          10   that as soon as possible.

          11         Q.    Did they tell you what their response

          12   was to that?

          13         A.    Whose response?

          14         Q.    Well, did they tell you, did Mr.

          15   Hirschfeld or Mr. Baeza tell you or Mr. Ressler

          16   tell you what they had responded at the meeting?

          17         A.    Morgan and Stanley people was asking

          18   information apparently about the values of the

          19   tobacco companies.  Apparently, according to the

          20   information they asked for, the information I got

          21   was they did not quite understand the tobacco

          22   business, they seemed to be quite naive in the

          23   tobacco business.  There were first initial

          24   meetings trying to educate them on what values are

          25   really like in the tobacco business.



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           1         Q.    Did anyone discuss any possible values

           2   for Liggett specifically?

           3         A.    I believe Mr. Ressler threw some

           4   numbers out, you know, and/or someone did.

           5               I never discussed with Mr. Ressler or

           6   with Mr. Baeza or with Mr. Hirschfeld what I

           7   thought the real values were.

           8               Nabisco threw out some of their own

           9   numbers.

          10         Q.    Do you know what numbers were thrown

          11   out?

          12         A.    Not in detail, no.  I mean hundreds of

          13   millions of dollars.  Exactly, I don't know.

          14         Q.    Does it refresh your recollection the

          15   number four hundred million was thrown out?

          16         A.    No.

          17         Q.    Did the people from RJR throw out any

          18   numbers?

          19         A.    No, not that I know of.

          20         Q.    Do you know whether or not any

          21   preparation to the meeting was undertaken prior to

          22   the meeting by anyone working with the Brooke

          23   Group?

          24         A.    No.

          25         Q.    Did you review with anyone prior to the



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           1   meeting what they would say about the possible

           2   value of Liggett in that transaction?

           3         A.    No, I did not.

           4         Q.    What happened next?

           5         A.    Well, again, I authorized them to tell

           6   Morgan and Stanley people only public information,

           7   you know, and explain the tobacco business to them.

           8               I got a call I guess a few days later

           9   saying that they were still having trouble

          10   understanding things, and at that point I decided,

          11   okay, to really have them understand the values we

          12   would give them some of the limited projections of

          13   Liggett because I was hearing numbers that just

          14   with their projections that they were speculating

          15   were totally incorrect from the public

          16   information.  The public information at the time

          17   had a lot of restructuring charges that were

          18   apparent, which was difficult to understand.

          19         Q.    Did your people tell you what things

          20   that Morgan and Stanley was having difficulty

          21   understanding?

          22         A.    Restructuring charges, they were asking

          23   charges that you can look in public documents they

          24   were having difficulty understanding.  There were

          25   business reports, you know.



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           1               They didn't understand the business,

           2   period, that was my basic feeling.

           3         Q.    Was there anyone from RJR Tobacco

           4   involved in these discussions?

           5         A.    I don't believe so, not directly.

           6         Q.    Not that you're aware of?

           7         A.    Not that I was aware of.

           8         Q.    Just to understand what you're telling

           9   me, there came a point where you authorized your

          10   people to provide some internal projections?

          11         A.    One sheet internal, a few numbers, just

          12   to give them a better understanding of the

          13   business.

          14         Q.    At this point who is speaking for

          15   Brooke Group in these discussions?

          16         A.    Mr. Ressler, Mr. Baeza.  Mr. Baeza

          17   primarily.

          18         Q.    Now, are we still in the August time

          19   frame here?

          20         A.    Yes, still in the August time frame.

          21         Q.    What happened next after you--I take it

          22   these projections, to your understanding, these

          23   projections were delivered?

          24         A.    One sheet was.

          25         Q.    What happened next?



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           1         A.    I got a call from Mr. Goldstone, which

           2   I responded to.  I was in Brazil, I called him from

           3   Brazil, as a matter of fact, I recall the call, in

           4   which he suggested that what I was planning on

           5   doing or thought I was planning on doing--because I

           6   didn't even know what I was planning on doing at

           7   that point in time--he wanted to try and talk me

           8   out of.

           9               I said, you know, I don't know what I'm

          10   going to do.  I'm planning to go ahead, period.

          11               It was a very short, curt conversation,

          12   about 30 seconds, didn't last more than 30, 45

          13   seconds, and that was the end of it.

          14               A day later the Hart-Scott was--or two

          15   days later, I forgot the exact timing, it was

          16   probably maybe four days later--the Hart-Scott was

          17   made public.

          18         Q.    So you were planning on going ahead

          19   with what?

          20         A.    I don't know what.  To buy more stocks

          21   and have the Hart-Scott be public, that's all that

          22   was, go ahead at the time.

          23         Q.    Now, what happened with respect to the

          24   discussions about the possibility of acquisition

          25   of--



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           1         A.    Never heard another word.

           2         Q.    So after you provided the projections--

           3         A.    That was the last conversation other

           4   than Mr. Goldstone calling me, you know, a few days

           5   later, he threatened or he tried to, suggesting

           6   that we shouldn't proceed with the Hart-Scott and

           7   the purchase of the additional stock.

           8         Q.    Up to this point in time in these

           9   discussions of the possible acquisition, was price

          10   discussed?

          11         A.    By whom?

          12         Q.    By either RJR or Brooke

          13   representatives.

          14         A.    Mr. Baeza may have thrown out some

          15   numbers.  I have never authorized a single number

          16   to be authorized by anybody.  I mean Morgan,

          17   Stanley was doing some homework, and I said if they

          18   have an offer, let me hear what they're talking

          19   about.

          20         Q.    Did they ever make an offer?

          21         A.    No.

          22         Q.    From either side, was there any

          23   indication of value or price?

          24         A.    Not from me.

          25         Q.    What about from them as reported to you



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           1   from RJR?

           2         A.    No, I just said no.

           3         Q.    Did the proposal as you expressed it in

           4   May to Mr. Harper have an implication as far as

           5   what the value of Liggett would be in your mind?

           6         A.    The proposal I made to Mr. Harper in

           7   May had an implication as to the value of the total

           8   transaction, not Liggett.  This was the value I

           9   felt necessary to effectuate the three billion

          10   dollar refinancing possibility, give it kickers,

          11   whatever you have to do to get the deal going.

          12               This was much more complicated than

          13   that.  It was not reflective of the Liggett value

          14   per se, nor was it intended to.

          15         Q.    What value did you put on the total

          16   transaction as applied by the proposal made to Mr.

          17   Harper, do you remember?

          18         A.    I don't think there was a total

          19   transaction value.  I mean other than, you know,

          20   what we thought the value of the stock might be.  I

          21   don't understand the--it was not an acquisition per

          22   se, so I don't know what you're talking about.

          23         Q.    Well, the transaction would involve a

          24   combination between Liggett and RJR; is that

          25   correct?



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           1         A.    That's correct, and international--

           2         Q.    And international.  Did you have an

           3   estimate of the value of the combined entities?

           4         A.    Yes, I believe we stated that in the

           5   proposals.  Again, it's a function of debt still

           6   remaining, that type of thing.  There were various

           7   proposals, with debt restructuring, without debt.

           8         Q.    What percentage of the combined

           9   entities would Liggett have?

          10         A.    We put an investment banking type

          11   percentage--I guess that's not the right word, but

          12   a leverage buyout percentage or whatever you want

          13   to call it, a normal override type of percentage of

          14   20 percent on doing, effectuating the transaction,

          15   bringing in three million dollars, doing all these

          16   things, what we felt was, you know, a fair element

          17   for effectuating the spinoff, refinancing three

          18   billion dollars, getting an international tobacco

          19   company to come and join in and doing everything we

          20   said we wanted to do.

          21               In addition to the Liggett piece there

          22   was an implied preferred stock of three hundred

          23   fifty million dollars.

          24         Q.    Was that in addition to the 20 percent?

          25         A.    It was.



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           1               MR. HIRSCHFELD:  Did you finish your

           2   answer?  I didn't mean to interrupt you.

           3               THE WITNESS:  But in our minds, in our

           4   mind we never got to the point of allocating that

           5   20 percent or the three fifty, precisely whether to

           6   go to an international joint venturer if they would

           7   like it or Brooke or New Valley, that was never

           8   allocated, to pay fees or expenses we might have

           9   incurred, this was a rough estimate subject to

          10   negotiation for effectuating the overall total

          11   transaction.

          12         Q.    (By Mr. Stern)  I'm not sure I'm

          13   understanding correct what was proposed in May.

          14   Was it Liggett or the Brooke Group?

          15         A.    The total group.

          16         Q.    The total group?

          17         A.    Correct.

          18         Q.    Would take out of this transaction as

          19   proposed was 30 percent, 20 to 30 percent of the

          20   newly combined entity, plus three hundred fifty

          21   million dollars in preferred stock; is that right?

          22         A.    That's with all the debts staying, with

          23   all, you know, tremendous amount of debt, not

          24   before the debt changes, there was billions of

          25   dollars of debt still there.



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           1         Q.    Now, did the proposal contemplate an

           2   alternative if the debt weren't there?

           3         A.    I don't recall exactly what the

           4   proposal was because when you get into the debt

           5   being refinanced, it's much more complicated.  I

           6   would have to look the numbers.

           7               My point is, the value of the 20

           8   percent changes significantly, depending upon your

           9   debt structure.

          10               (Brief recess.)

          11         Q.    (By Mr. Stern)  To return for a brief

          12   moment to the proposal presented in May and

          13   discussed at various times in June, July and

          14   perhaps August, the Liggett or the Brooke Group's

          15   take from that proposed transaction would be three

          16   hundred fifty million preferred stock and 20

          17   percent of the combined entities, is that correct,

          18   in general?

          19               MR. HIRSCHFELD:  Objection to form.

          20               You may answer.

          21               THE WITNESS:  I don't like to use the

          22   word take, but--

          23         Q.    (By Mr. Stern)  What word would you

          24   use?  I don't mean to put words in your mouth.

          25         A.    The compensation for effectuating the



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           1   Nabisco spinoff, the compensation for effectuating

           2   the three billion dollar refinance, the

           3   compensation for bringing in a major international

           4   tobacco partner for all of the Brooke Group's

           5   constituency, not just Liggett or Brooke or

           6   anything like that, and these proposals efficiently

           7   proposed a three hundred fifty million dollar some

           8   sort of preferred issue and a 20 percent, you know,

           9   common position, which again was like an override

          10   type of number.

          11         Q.    And the dollar value of that

          12   compensation, would it depend on various

          13   assumptions one made about debt repayment and other

          14   things?

          15         A.    That's correct.

          16         Q.    Did you ever make an estimate of the

          17   range of the dollar value of that compensation?

          18         A.    Not that I recall.

          19         Q.    Do you have an estimate in mind?

          20         A.    No, because it was strictly subject to

          21   negotiation, it wasn't worth bothering.

          22         Q.    It would be wrong to believe that the

          23   range of the value of compensation might be from

          24   seven hundred fifty million to a billion dollars?

          25         A.    How did you come up with that number,



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           1   if I may ask?

           2         Q.    I'm just asking you, I'm asking you.

           3         A.    Well, excuse me.  That number was for

           4   an additional thing, for the acquisition of

           5   Liggett; also the value of Liggett, if you want to

           6   subtract the implied value of Liggett, you reduce

           7   that number significantly.

           8         Q.    I just didn't follow you.

           9         A.    You have implied a value or asking me

          10   if I implied a value from seven fifty to a billion

          11   dollars.  I guess I didn't explain it was for many

          12   things.  It was for effectuating the debt swap, for

          13   the value of Liggett, it was for the Russian

          14   operations, for the value of many other things.

          15               You know, you come up with some kind of

          16   implied number in that range if you wish.

          17         Q.    Depending upon the debt there, more or

          18   less?

          19         A.    Depending upon many, you know,

          20   factors.  Again, that was strictly an initial

          21   negotiating position.

          22         Q.    But--

          23         A.    Maybe we should have asked for more.

          24         Q.    It's not a negotiating position that

          25   you have changed, is it?



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           1         A.    I never got to the point of negotiating

           2   that item of the proposal.

           3         Q.    Now, we're up to the conversation that

           4   you had with Mr. Goldstone at the end of August or

           5   thereabouts, a brief telephone conversation that

           6   you have described.  What happened next?

           7         A.    Hart-Scott filing became public and we

           8   bought stock and all negotiations between

           9   Hirschfeld and RJR or any of other advisors ceased.

          10         Q.    In this period of time did you continue

          11   to have contacts--this period of time being the

          12   summer of 1995--did you continue to have contacts

          13   with potential international joint venture

          14   partners?

          15         A.    After they said they were no more

          16   interested?

          17         Q.    Yes.

          18         A.    No, I did not.

          19         Q.    Did you continue to analyze a proposed

          20   transaction structured like the one that you

          21   presented in May?

          22         A.    After the debt swap was completed, the

          23   interest, no.

          24               MR. STERN:  Mark as the next exhibit a

          25   document produced by the LeBow parties.



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           1               (Plaintiff's Exhibit 23 was thereupon

           2   marked for identification.)

           3         Q.    (By Mr. Stern)  Sir, Exhibit 23 has

           4   been placed before you.

           5         A.    Correct.

           6         Q.    Can you identify that document?

           7         A.    That's some document that was prepared

           8   by Mr. Kirkland.

           9         Q.    Was it prepared at your instruction?

          10         A.    No, not necessarily.  I don't recall

          11   but I don't think so.  It appears to be that he

          12   just took some old document and updated it for the

          13   June operating results of RJR and updated it for

          14   that.  I suspect if you go back to compare to some

          15   of the older documents you will see that same

          16   thing, with the only difference being that the new

          17   publicly released RJR numbers are added.

          18         Q.    Did you see any copy of this document

          19   before today?

          20         A.    Probably.

          21         Q.    Would you look at page 8595, please?

          22   Do you see that page?

          23         A.    Yes.

          24         Q.    Do you see that there is a date in the

          25   corner 9-18-95?



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           1         A.    Correct.

           2         Q.    Am I correct that this document was

           3   prepared on or around September 18th, 1995?

           4         A.    That's what it says.

           5         Q.    And that document was prepared after

           6   your conversation with Mr. Goldstone that you just

           7   described, the telephone conversation at the end of

           8   August?

           9         A.    That's correct.

          10         Q.    Is it correct to say that that document

          11   continues, that the document analyzes or makes

          12   projections with respect to a transaction that is

          13   summarized on page 8594?

          14         A.    Yes.

          15         Q.    And that transaction that is summarized

          16   includes a merger transaction involving Liggett and

          17   RJR; is that correct?

          18         A.    That's correct.  But then again, this

          19   is the same one from before, just updated with the

          20   new RJR financials for June 30th, 1995.

          21         Q.    Do you know why Mr. Kirkland was

          22   updating that?

          23         A.    That's the normal thing for him to do,

          24   just to keep things, you know, documents up to

          25   speed, no particular reason.



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           1         Q.    Did you discuss this analysis with

           2   anyone?

           3         A.    I don't recall.

           4               MR. STERN:  I'm going to mark as the

           5   next exhibit another document produced to us by the

           6   LeBow parties.

           7               (Plaintiff's Exhibit 24 was thereupon

           8   marked for identification.)

           9         Q.    (By Mr. Stern)  Mr. LeBow, Exhibit 24

          10   has been placed before you, ask you to identify

          11   that document.

          12         A.    Yes, this is that same kind of thing.

          13   I'm happy to report I have very efficient people

          14   who every time RJR's numbers come out they update

          15   the document.  Those are September in it as opposed

          16   to June.

          17         Q.    Would you, sir, look at 8526, and do

          18   you see that there is a date on that page November

          19   14th, 1995?

          20         A.    That's correct.

          21         Q.    Does that suggest to you that this

          22   document was prepared on or about that date?

          23         A.    That's correct.

          24         Q.    Then this document refers to a

          25   transaction that's summarized on page 8525; is that



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           1   correct?

           2         A.    Right, included a spinoff from Nabisco.

           3         Q.    And merging with Nabisco?

           4         A.    Includes a lot of things, a spinoff

           5   from Nabisco, merging with RJR/Liggett payment of

           6   two dollars in dividends.

           7               Again, this is strictly an update of

           8   what was prepared before.

           9               MR. HIRSCHFELD:  Let me just state also

          10   for the record, I'm saying I probably should have

          11   made this observation earlier, I'm looking at what

          12   has been marked as Plaintiff's Exhibit 23 and

          13   Plaintiff's Exhibit 24 and while there is in each

          14   document some number of pages that contain that

          15   date you pointed out, Mr. Stern, there are other

          16   pages that appear not to contain anything at all,

          17   and while some of those undated pages appear to be

          18   revised to reflect more current financial

          19   information, there are others that appear not to

          20   have been changed in any respect.  So I can't tell

          21   whether they were created at that time or not.

          22               I mean, I recall your calling

          23   attention, Mr. Stern, to the document page number

          24   8594 of Exhibit 23 and page number 8525 of Exhibit

          25   24, which as I look at them appear to be identical,



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           1   one may have been copied from the other, that's all

           2   I'm suggesting, the documents in their entirety may

           3   not have been generated on the date suggested by

           4   that.

           5               THE WITNESS:  Just by comparing, also

           6   by comparing the assumptions, one can see that just

           7   following through from the previous documents,

           8   these are updated numbers.

           9         Q.    (By Mr. Stern)  Talking about the

          10   analysis you mentioned earlier; is that correct?

          11         A.    My analyst is doing his job of updating

          12   his reports from before, for no particular reason

          13   my analyst is updating his reports.

          14               MR. STERN:  I'm going to ask the court

          15   reporter to mark the next two exhibits, two

          16   additional documents that were produced to us in

          17   the litigation; the first document was produced by

          18   the LeBow parties, the second document was produced

          19   by Mr. Icahn.

          20               (Plaintiff's Exhibits 25 and 26 were

          21   thereupon marked for identification.)

          22         Q.    (By Mr. Stern)  Mr. LeBow, I have

          23   placed Exhibits 25 and 26 before you, sir.

          24               Referring to 25, have you seen any copy

          25   of that document?



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           1         A.    Yes, you just showed me a copy.  It's

           2   the same thing you just gave me two minutes ago.

           3   This just happens to have a cover page is the only

           4   difference.

           5         Q.    I will call your attention to the fact

           6   that BGL8578 has the date November 15th on it.  Do

           7   you see that?

           8         A.    Which one?

           9         Q.    8578.

          10         A.    So did the one you just gave me.

          11   They're the same thing.

          12         Q.    Why is it dated November 14th?  Unless

          13   I'm--

          14         A.    Let me look, if you don't mind.

          15         Q.    Go ahead.

          16         A.    Where's 24, Exhibit 24?

          17               MR. HIRSCHFELD:  What's the page on 24?

          18               MR. STERN:  8526.

          19               THE WITNESS:  This date that you so

          20   eloquently refer to is the date when the model is

          21   printed, not the date when it's necessarily

          22   created, this is the day of the print.  This could

          23   be a year old model and still have that date on

          24   it.  I mean, I know a little bit about computers.

          25   The computer model will print the date of printing,



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           1   not necessarily the date of the analysis.  It looks

           2   like the 14th or 15th, you're looking at the exact

           3   same piece of paper that just happens to be printed

           4   the next day that these could have been done.

           5               Excuse me, that only could have been,

           6   you know--since it has September numbers one can

           7   assume that it was done sometime in, you know,

           8   November.

           9         Q.    (By Mr. Stern)  Do you know why it was

          10   printed on November 15th?

          11         A.    I have no idea.

          12         Q.    Sir, I'm going to ask you to look at

          13   Exhibit 26.  Have you ever seen that document

          14   before?  This document, as I mentioned to you, was

          15   not produced by you, it was produced by Mr. Icahn.

          16               MR. HIRSCHFELD:  Which one?

          17               THE WITNESS:  Again, it's a rehash of

          18   the same thing.

          19         Q.    (By Mr. Stern)  This document contains

          20   financial analysis of a combination of RJR and

          21   Liggett; is that correct?

          22         A.    They're all the same.

          23         Q.    Do you know who created this document,

          24   sir?

          25         A.    Yes, we did, the same people, Mr.



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           1   Kirkland.

           2         Q.    Do you know why Mr. Kirkland created

           3   this document?

           4         A.    He was just running one document for a

           5   year now, almost a year.

           6         Q.    Do you know how it came to be in the

           7   possession of Mr. Icahn?

           8         A.    He wanted to look at what they were

           9   thinking about, you know, six or eight months ago.

          10               As a matter of fact, I think this is

          11   really much older.  That was when it was created,

          12   this one was created much earlier, then it was

          13   printed maybe then on October, but I believe it's

          14   much older than that.

          15         Q.    Your understanding of the document is

          16   that it was printed on October 31, 1995; is that

          17   correct?

          18         A.    Yes, because Mr. Icahn--somebody

          19   requested it.

          20         Q.    Do you know why Mr. Icahn--

          21         A.    Or one of his people requested this

          22   analysis.

          23         Q.    Mr. LeBow, to your knowledge, did Mr.

          24   Icahn or any of his representatives request the

          25   analysis that is in Exhibit 26 at any time?



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           1         A.    No, but I can tell you one thing--I

           2   don't know, but I tell you one thing, this document

           3   was produced in July or August.  The reason I say

           4   that, it has only six months of actual RJR numbers

           5   in it.  Looks like it was produced in the August

           6   time frame where I was still in negotiations with

           7   RJR.  So your dates are absolutely meaningless

           8   because they refer to printing dates, not creation

           9   dates.

          10         Q.    You have made the record very clear on

          11   that, sir.  All I'm asking is whether or not you

          12   know why this document was printed on October 31.

          13         A.    I do not know why.

          14         Q.    Do you know why it came to the

          15   possession of Mr. Icahn?

          16         A.    I do not know exactly why.

          17         Q.    Did you ever discuss with Mr. Icahn the

          18   earlier proposal that you had made to RJR?

          19         A.    No, I don't believe I went into it in

          20   detail.

          21         Q.    Did you ever discuss with him your

          22   analysis of a merger or combination between RJR and

          23   Liggett?

          24               MR. HIRSCHFELD:  Objection to form.

          25               THE WITNESS:  He has these numbers, I



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           1   went through these numbers with him.

           2         Q.    (By Mr. Stern)  Did you go through

           3   these numbers with him?

           4         A.    Just as a point of reference, yes.

           5         Q.    As a point of reference as to what?

           6         A.    For what the values of RJR was.

           7         Q.    But this is an analysis of a

           8   combination of RJR and Liggett; is that correct?

           9         A.    They're not very much different with

          10   Liggett or without Liggett.

          11         Q.    Why is that?

          12         A.    Because relative to RJR, Liggett's

          13   earnings relative to RJR are not that significantly

          14   different.

          15         Q.    Did you have any analysis of the values

          16   of RJR standing alone?

          17         A.    Yes.

          18         Q.    Why don't you go through that?  Did you

          19   go through those analyses with Mr. Icahn?

          20         A.    Most likely, yes.

          21         Q.    If you did go through that analysis of

          22   RJR standing alone with Mr. Icahn, why then was it

          23   necessary to go through an analysis or RJR and

          24   Liggett combined?

          25               MR. HIRSCHFELD:  Objection to form.



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           1               THE WITNESS:  I believe this shows them

           2   separately anyway, but it did not go to Mr. Icahn,

           3   one of his people requested it.

           4         Q.    (By Mr. Stern)  Could you repeat that?

           5         A.    This went to one of Mr. Icahn's people,

           6   not to Mr. Icahn directly.  Whether he saw it or

           7   not, I have no idea.

           8         Q.    How do you know it went to one of his

           9   people and not directly to Mr. Icahn?

          10         A.    Because there's a transmittal page in

          11   the back.

          12         Q.    Referring to, for the record, a letter

          13   with Mr. Kirkland's name to Mr. Rubin?

          14         A.    806.

          15         Q.    Sir, this letter dated October the 30th

          16   from Kirkland to Rubin is copied to you.  Do you

          17   see that?

          18         A.    I guess many things are copied to me.

          19   I don't look at everything.

          20         Q.    Do you remember seeing that?

          21               MR. HIRSCHFELD:  Just answer the

          22   question.

          23               THE WITNESS:  Yes, I see it says copy

          24   to me.

          25               MR. HIRSCHFELD:  The question was do



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           1   you remember seeing this letter.

           2               THE WITNESS:  No, not at all.

           3               MR. HIRSCHFELD:  That's the answer.

           4         Q.    (By Mr. Stern)  To be clear, your

           5   recollection is that Mr. Icahn or his people were

           6   shown projections on RJR standing alone and these

           7   projections show RJR and Liggett combined?

           8         A.    My recollection with Mr. Icahn is that

           9   I gave him general numbers of RJR alone, that's

          10   what I projected to him, not in detail.

          11               I personal didn't give him anything.

          12   We just talked in general terms of what the

          13   historical public numbers are, what their

          14   projections would be.

          15         Q.    When you say you gave him these general

          16   numbers--

          17         A.    Verbally.

          18         Q.    And you're saying that you believe

          19   other people on your staff may have given him

          20   additional information; is that correct?

          21         A.    Yes, that's what this says.

          22         Q.    Did there come a point in time--well,

          23   obviously there came a point in time when you began

          24   discussing RJR with Mr. Icahn; is that correct?

          25         A.    Uh-huh.



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           1         Q.    When was that?

           2         A.    Sometime in August.

           3         Q.    Who initiated those discussions?

           4         A.    I did.  We were socially involved and

           5   we started talking a little bit about it.

           6         Q.    Well, did you raise it at a social

           7   occasion?

           8         A.    Yes.

           9         Q.    What did you say to Mr. Icahn?

          10         A.    I told him there was a great value in

          11   the RJR situation and I told him approximately what

          12   the numbers were.

          13         Q.    What numbers did you tell him?

          14         A.    The projected EBIT or last year's EBIT

          15   earnings with Nabisco, without Nabisco, et cetera,

          16   et cetera.

          17         Q.    Where did you obtain the projections on

          18   RJR?

          19         A.    Public information, the public

          20   information that we just projected ourselves.

          21         Q.    You shared with him projections on RJR

          22   that you had developed yourself?

          23         A.    But these projections are simplistic

          24   projections.

          25         Q.    Whether they're simple or complicated,



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           1   these are projections that you generated yourself?

           2         A.    Yes.  And again, they're strictly

           3   approximations.

           4         Q.    What did Mr. Icahn say?

           5         A.    He said it sounded interesting to him.

           6         Q.    Were you proposing something to Mr.

           7   Icahn?

           8         A.    No, not at the time.

           9         Q.    Well, what sounded interesting to Mr.

          10   Icahn?

          11         A.    The numbers, the projected numbers and

          12   the values, the fact that the stock was very under

          13   value.

          14         Q.    Did you describe to him the proposal

          15   that you had made before to Mr. Harper?

          16         A.    No.

          17         Q.    Was this before or after the Hart-Scott

          18   filing which we agreed was August 11th?

          19         A.    It was possibly around that time, but I

          20   don't recall exact date.

          21         Q.    Did you make a decision to seek out Mr.

          22   Icahn to raise this with him or you just happened

          23   to run into him?

          24         A.    No, we happened to be together in a

          25   social event.



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           1         Q.    Was there anyone else present in this

           2   conversation?

           3         A.    No.

           4         Q.    Where did the conversation take place?

           5         A.    At his home.

           6         Q.    Did you show him any documents?

           7         A.    No.

           8         Q.    Did he discuss with you whether he

           9   could participate in any way?

          10         A.    No, not at all.

          11         Q.    What happened next after with respect

          12   to Mr. Icahn, when did you next discuss with him

          13   RJR?

          14         A.    I'm trying to remember.  I really don't

          15   recall exactly when, I don't recall.

          16         Q.    There were subsequent discussions,

          17   though?

          18         A.    Yes.

          19         Q.    What is the next discussion that you

          20   recall?

          21         A.    He said he liked the idea, he liked the

          22   company, and he said he might buy some stock.

          23         Q.    Is that all he said?

          24         A.    That's all he said then, yes.

          25         Q.    Did he say whether he was purchasing



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           1   stock in anticipation of a possible transaction?

           2   The possible spinoff, for example?

           3         A.    No.  He said he just preferred the

           4   stock because he thought the value of this would be

           5   realized.  It was a very undervalue situation, in

           6   his opinion, extremely so.

           7         Q.    Did he tell you how much stock he was

           8   thinking about purchasing?

           9         A.    No.

          10         Q.    Did he reach any agreements with you at

          11   that time with respect to RJR stock?

          12         A.    Absolutely not.

          13         Q.    All right.  Now, when do you next

          14   recall discussing the subject of RJR with Mr.

          15   Icahn?

          16         A.    Sometime, you know, either late August

          17   or early September.

          18         Q.    In the first discussion did Mr. Icahn

          19   indicate to you whether he had already owned any

          20   shares of RJR?

          21         A.    The first discussion?

          22         Q.    Yes.

          23         A.    I kind of understood he owned no

          24   shares.

          25         Q.    He owned no shares?



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           1         A.    But I could be--I mean, who knows?

           2         Q.    This discussion you believe took place

           3   at or about the filing of the Hart-Scott

           4   application?

           5         A.    July, August sometime.  I don't exactly

           6   remember when.

           7         Q.    Now, in the next discussion with Mr.

           8   Icahn, which I believe you said was late August--

           9         A.    Or early September.

          10         Q.    Or early September, what was said?  Who

          11   initiated that discussion?

          12         A.    We were talking about other things and

          13   at some point Mr. Icahn indicated to me he had been

          14   buying some stock.

          15         Q.    Did he tell you how much he acquired?

          16         A.    No, not exactly, but it was not a

          17   significant amount.

          18         Q.    Not a significant amount?

          19         A.    No.

          20         Q.    What did you say?

          21         A.    Best I could, do what you want.

          22         Q.    Where did this discussion take place?

          23         A.    Could have been anywhere.  New York

          24   somewhere.

          25         Q.    Was it a business meeting?



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           1         A.    Yes, a business meeting.  It could have

           2   been by telephone.  Again, I don't recall.

           3         Q.    Was that the sum of that conversation?

           4         A.    Regarding RJR, yes.

           5         Q.    What happened next with respect to Mr.

           6   Icahn?

           7         A.    Our filing became public.  And again I

           8   don't remember the exact date, but Mr. Icahn called

           9   me up--this is now sometime September, I suspect,

          10   early September, late September--and he said he

          11   really liked the situation and he would like to buy

          12   more stock, his lawyers had advised him to file his

          13   own Hart-Scott application.

          14         Q.    Did he tell you that these lawyers had

          15   so advised him?

          16         A.    Yes.

          17         Q.    What did you say?

          18         A.    I said fine.  Do what you want.  What

          19   could I say?

          20         Q.    Then what happened?

          21         A.    He filed Hart-Scott.  He waited--my

          22   understanding, he waited until he got approval, and

          23   he, you know, went and became public that he had

          24   filed a Hart-Scott filing.

          25         Q.    And then what?



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           1         A.    Then I don't remember exactly when but

           2   probably a month later, approximately, he called me

           3   up and said let's get together and talk some more

           4   about joining forces.

           5         Q.    This is now in September, October?

           6         A.    Could have been October, late

           7   September, early October.

           8         Q.    Mr. Icahn called you?

           9         A.    Well, we talk a lot about various

          10   things, you know, we have other situations

          11   together; and, you know, we were talking about RJR

          12   and he suggested let's have lunch and talk some

          13   more about it.

          14         Q.    Did he tell you in particular what he

          15   wanted to talk about?

          16         A.    No.

          17         Q.    What were you saying about RJR in

          18   particular?

          19         A.    It didn't come up that way.  We decided

          20   just to have lunch, you know, on a friendly, social

          21   basis, nothing--the purpose of lunch was not to

          22   discuss RJR specifically or anything like that.

          23         Q.    Did you have this lunch?

          24         A.    Yes.

          25         Q.    Up until this time had you told anyone



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           1   else that you were having discussions with Mr.

           2   Icahn in which he had mentioned that he had an

           3   interest in RJR?

           4         A.    This is now after he filed Hart-Scott

           5   and he's now public.  I'm talking about after that

           6   point in time.

           7         Q.    All I'm asking is whether you reported

           8   to any of your advisors or your colleagues at

           9   Brooke Group that you had had these discussions,

          10   these conversations with Mr. Icahn.

          11         A.    Possibly to Mr. Lorber.

          12         Q.    You don't recall speaking to anyone

          13   else about it?

          14         A.    I don't think so.  Maybe Mr. Ressler,

          15   but mostly if anyone it would be Mr. Lorber.

          16         Q.    Do you remember having a conversation

          17   with Mr. Lorber about it?

          18         A.    Specifically, no.

          19         Q.    Who attended the lunch?  Was the lunch

          20   just between you and Mr. Icahn?

          21         A.    That's correct.

          22         Q.    Where did the lunch take place?

          23         A.    In New York.

          24         Q.    Was it a restaurant?

          25         A.    A restaurant.



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           1         Q.    What did you and he say to one another

           2   on the subject of RJR?

           3         A.    He started talking that maybe it would

           4   be a good idea for the two of us to team up

           5   together.

           6         Q.    What did he mean by that?

           7         A.    We didn't know.  It was strictly an

           8   open discussion that he really thought the value

           9   was there, he very sincerely believed that, and

          10   then maybe he would buy more stock and support me

          11   in our venture.

          12         Q.    What did you say?

          13         A.    What did I say?  I said "Come on in.

          14   Fine, Carl, love to have you."

          15         Q.    At that point what was your venture, in

          16   your mind what was the venture in your mind?

          17         A.    The venture was to acquire stock and

          18   to, you know, aggitate for a spinoff of Nabisco in

          19   order to achieve the value that we believed was

          20   there.

          21         Q.    Do you remember anything else that you

          22   and Mr. Icahn said to one another?

          23         A.    We got into the discussion of teaming

          24   up, you know, together to buy stock and aggitate

          25   for a spinoff of Nabisco.



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           1         Q.    Did you discuss whether you would have

           2   a formal agreement?

           3         A.    We discussed having some sort of formal

           4   agreement that he would join and lend his support,

           5   financial support to this process, in return for a

           6   percentage of my profits.

           7         Q.    Was that a proposal that he made?

           8         A.    Yes.

           9         Q.    What was your reaction to that?

          10         A.    I wanted to think about it, but it

          11   sounded interesting and I really wanted to work

          12   with him on the project.

          13         Q.    Up to that point had you ever had any

          14   discussion with Mr. Icahn about the possibility of

          15   a merger between Liggett and RJR?

          16         A.    I think around this lunchtime, right

          17   around this time, I told him what transpired prior,

          18   you know, with Harper and Goldstone and et cetera,

          19   et cetera, I told him about that; I had told him a

          20   lot of those elements of the transaction.

          21         Q.    Did you tell him anything that you

          22   haven't told us, to your best recollection?

          23         A.    No.

          24         Q.    Did you tell him whether or not RJR

          25   remained interested in effectuating a transaction?



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           1         A.    At that point specifically I told him

           2   there was no interest whatsoever on RJR's part.

           3         Q.    I'm sorry, did you tell him--

           4         A.    I told him RJR had no interest

           5   whatsoever.

           6         Q.    Did you tell him the Brooke Group had

           7   an interest in proceeding along the lines of the

           8   proposal that had been outlined to Mr. Harper in

           9   May?

          10         A.    No.  I told him at this point New

          11   Valley was going to buy stock and aggitate or do it

          12   what it had to.

          13               Again, we didn't have a proposal worked

          14   out then exactly.  What we were going to do is

          15   structure the spinoff of Nabisco.

          16         Q.    Do you remember anything else of that

          17   lunch conversation?

          18         A.    It went on for a couple of hours, so

          19   many other things happened in addition to saying

          20   the food was good.  It was just general

          21   conversation of what to do and how to do it.

          22         Q.    Well, what else do you remember Mr.

          23   Icahn saying?

          24         A.    He kept reiterating he really believed

          25   the value was there.  He apparently had some of his



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           1   own analysis done by independent, you know, Russian

           2   bank internal.  He really believed the values were

           3   significant and he couldn't understand why the

           4   stock was still around at this time twenty eight,

           5   $29.

           6         Q.    Did he put an estimate on the values

           7   that were there?

           8         A.    No, he never told me.

           9         Q.    What did you say to Mr. Icahn?

          10         A.    I said I agree with you.

          11               (Plaintiff's Exhibit 27 was thereupon

          12   marked for identification.)

          13         Q.    (By Mr. Stern)  What happened after

          14   this lunch?

          15               Let me ask a preliminary question.  Did

          16   you and Mr. Icahn in your own mind reach any

          17   agreement in principal or understanding as a result

          18   of that lunch?

          19         A.    On a very rough basis, yes.

          20         Q.    What was that understanding?

          21         A.    That he would get about 20 percent or

          22   some percentage of my profits if he teamed up with

          23   us, I would buy so many shares, he would buy so

          24   many shares.  A very rough basis.

          25         Q.    Why did you believe that Mr. Icahn's



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           1   participation was worth 20 percent?

           2         A.    I thought it was significant to the

           3   other shareholders that had had a significant

           4   interest in the company and I knew what the other

           5   shareholders had, their public filings, and I

           6   wanted to acquire a significant interest.

           7         Q.    What happened after this--did you

           8   report back to anyone at Brooke Group or among your

           9   advisors?

          10         A.    I talked to my people, meaning Mr.

          11   Lorber, Mr. Ressler, and maybe Mr. Hirschfeld.

          12         Q.    What happened next?

          13         A.    We entered into some serious

          14   negotiations.

          15         Q.    Who conducted those negotiations?

          16         A.    I did, Mr. Lorber did, myself and Mr.

          17   Lorber from my side and Mr. Hirschfeld for Melbank.

          18         Q.    Who was participating for the Icahn

          19   side?

          20         A.    Mr. Icahn and Mr. Rachesky.

          21         Q.    Mr. Rachesky works for Mr. Icahn?

          22         A.    Yes.

          23         Q.    Do you know what his position is?

          24         A.    He's like a senior vice president or

          25   something of that nature.



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           1         Q.    Over what period of time did these

           2   negotiations take place?

           3         A.    An agonizing four to six weeks,

           4   something like that.  I don't recall exactly how

           5   long but it seemed like it was an eternity.

           6         Q.    What were the main issues in the

           7   negotiation?

           8         A.    Lots of details, you know, sharing the

           9   profits, what program to go forward with.

          10         Q.    Did the negotiations culminate in an

          11   agreement?

          12         A.    Yes.

          13         Q.    In fact, they culminated in several

          14   agreements; is that correct?

          15         A.    Yes.

          16         Q.    Mr. LeBow, I have placed before you

          17   Exhibit 27 and ask you if those are the agreements

          18   that you reached with Mr. Icahn.

          19         A.    They appear to be.

          20         Q.    Now, did the negotiations leading up to

          21   these agreements include discussion of what would

          22   happen in the event if Liggett were to combine with

          23   RJR?

          24         A.    Mr. Icahn was very much against any

          25   attempt to do that, so he was adamant that this not



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           1   occur.

           2         Q.    Did Mr. Icahn express his reasons for

           3   that?

           4         A.    Yes.  His reasons were that we should

           5   really go forward to effectuate the spinoff of

           6   Nabisco, that was our program and that was what we

           7   should be concentrating on, period.

           8         Q.    Did he say why he felt that way?

           9         A.    No, he didn't say particularly why, but

          10   he said this was the best program.

          11         Q.    What was your reaction to that?

          12         A.    I said "I agree with you, at the

          13   present time I agree with you."

          14         Q.    Now, earlier on it was part of your

          15   program to include a combination of Liggett and

          16   RJR; is that correct?

          17         A.    Early on it was my program, for the

          18   99th time, spin off Nabisco, Liggett to effectuate

          19   the spinoff, and also bring in a third party,

          20   international major tobacco company to effectuate

          21   this whole thing.  This was my program from, you

          22   know, whenever, up until August.

          23         Q.    You had reasons for--

          24         A.    Or July.

          25         Q.    --business reasons for having as part



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           1   of that program a combination of Liggett and RJR;

           2   is that correct?

           3         A.    Business reasons, meaning what, for

           4   who?

           5         Q.    From the point of view of Brooke and

           6   the overall transaction.

           7         A.    From the point of view of RJR and an

           8   overall transaction, yes.

           9         Q.    What were those reasons?

          10         A.    I'll say them again.  I mean number

          11   one, a tax-free spinoff, you know, opinion from my

          12   lawyers.

          13               Number two, there was a solid business

          14   reason of Liggett and RJR combining and not being

          15   in the food business wanting to spin off from

          16   Nabisco.

          17               And number three, as stated by the RJR

          18   representatives, they wanted someone to help do the

          19   spinoff because their board was not prepared to do

          20   it.

          21         Q.    We're not going to go back over the

          22   testimony.

          23         A.    Okay, fine.

          24         Q.    Let me ask you this:  Did any of those

          25   reasons change, you know, in October, had any of



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           1   those reasons changed by October when you had these

           2   discussions with Mr. Icahn?

           3         A.    Yes.

           4         Q.    What?

           5         A.    The debt swap changed everything

           6   because they no longer needed an international

           7   tobacco company to help raise the three billion

           8   dollars.

           9         Q.    Did any of the reasons relating to the

          10   tax-free nature of the spinoff change?

          11         A.    No, nothing changed there; that was

          12   still a good reason.

          13         Q.    In what respect did the absence of a

          14   need for an international joint venture partner

          15   affect your thinking about the components of the

          16   combination of Liggett and RJR, what would one

          17   thing have to do with the other?

          18         A.    The purpose of Liggett was to put a new

          19   board in that would do the spinoff.  There was a

          20   two-fold purpose for getting that joint venture

          21   partner, one is a request by Mr. Goldstone to bring

          22   credibility to the process, not just put a new

          23   board to do the spinoff.

          24               Number two, due to the three billion

          25   dollar, you know, debt swap, now the bank issue



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           1   went away.  Now it came down to just a different

           2   process of just telling the board to spin off

           3   Nabisco and spin it off now.

           4         Q.    I understand how the bank debt issue

           5   going away eliminating the need for a joint venture

           6   partner.  What I just don't understand is how it

           7   eliminated Liggett to be involved in the way that

           8   Liggett was proposed to be involved.

           9         A.    It was also very clear that Mr.

          10   Goldstone no longer had any interest in Liggett.

          11   Once the joint venture partner goes away they had

          12   no interest in doing anything with Liggett.

          13               It was also clear, as soon as our

          14   Hart-Scott became public, that they no longer had

          15   any interest in Liggett.

          16               That's what really happened.

          17         Q.    How did that become clear?

          18         A.    Pardon?

          19         Q.    How did this become clear?

          20         A.    They stopped talking to us.

          21               MR. HIRSCHFELD:  They put out a press

          22   release.

          23               THE WITNESS:  They put out a press

          24   release, stopped talking to us immediately.  We

          25   were having conversations the day before the public



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           1   notice about the Hart-Scott.

           2         Q.    (By Mr. Stern)  But prior to your

           3   meeting with Mr. Harper when you came in with this

           4   proposal they had never expressed an interest in

           5   Liggett to you, had they?

           6         A.    Correct, never, no.

           7         Q.    Now, you reached an agreement with Mr.

           8   Icahn with respect to what would happen if there

           9   were to be a business combination between Liggett

          10   and RJR; is that correct?

          11         A.    No.  I reached an agreement with Mr.

          12   Icahn that if any type of transaction, business

          13   combination between Brooke and RJR were to take

          14   place without his permission, certain things could

          15   have occurred, certain penalties can incur.

          16         Q.    To your understanding, was it discussed

          17   at the time with Mr. Icahn that would include some

          18   sort of Liggett and RJR--

          19         A.    It would include any kind of business

          20   combination; it would include selling my Russian

          21   factory; it would include selling my stock,

          22   anything to RJR, any kind of business combination

          23   which was specified in the agreement could incur

          24   substantial penalties.

          25               He did not want me doing any sort of



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           1   business combination, period, and accordingly I

           2   didn't want to, either.  So the penalty was a quid

           3   pro quo.

           4         Q.    What were your reasons for not wanting

           5   him to do--

           6         A.    I didn't want him to do to a greenmail

           7   strategy or whatever.

           8         Q.    Did you discuss that with him?

           9         A.    Absolutely.

          10         Q.    What was his response to that?

          11         A.    He agreed 100 percent.

          12         Q.    Am I correct then in understanding that

          13   as far as you're concerned a combination between

          14   Liggett and RJR is a dead letter?

          15         A.    It's a dead letter.

          16         Q.    Did that proposal in May have anything

          17   to do with assuring a tax-free status of the

          18   spinoff, was there any reason between that and the

          19   other proposals and the tax-free spinoff?

          20         A.    I've said this five times, haven't I?

          21   I still wished to have a tax-free spinoff.

          22               I have been assured now by management,

          23   not myself directly, but they have assured the

          24   public in various statements, so forth, that the

          25   tax-free nature of the spinoff exists without



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           1   Liggett, they have said that, I have seen that in

           2   various analysts' reports that Mr. Harper has made

           3   and various statements he made to the press, so

           4   forth, the tax-free nature, they done all the

           5   work.

           6               The tax-free nature of the spinoff

           7   exists, so Liggett is not necessary for all that.

           8         Q.    When did you come to that conclusion?

           9         A.    When I started seeing the press reports

          10   of Mr. Harper telling everybody that the company

          11   has analyzed all the aspects of a tax-free nature

          12   of the spinoff and they concluded that it is

          13   tax-free.

          14         Q.    Now, in this time frame do you recall

          15   when you announced publicly that you were going to

          16   solicit consents with respect to RJR?

          17         A.    I don't remember the exact date, but

          18   that's a matter of public record.

          19         Q.    It is, yes.

          20               MR. HIRSCHFELD:  We will stipulate it's

          21   October 30th.

          22               THE WITNESS:  Okay.

          23         Q.    (By Mr. Stern)  Did you discuss with

          24   Mr. Icahn in your discussions leading up to the

          25   agreement that you would then proceed via consent



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           1   solicitation?

           2         A.    Correct.

           3         Q.    Between October 30th and your

           4   discussions with Reemtsma over the summer, did you

           5   have any further communications with Europe or

           6   foreign tobacco interests concerning RJR?

           7         A.    Yes.

           8         Q.    With whom?

           9         A.    I went on a business trip to Moscow.

          10   On the way back I stopped in Manila to see a Mr.

          11   Tan.

          12         Q.    Was the business trip to Moscow in any

          13   way related to RJR?

          14         A.    No.

          15         Q.    When did this take place?

          16         A.    Sometime in October.

          17         Q.    1995?

          18         A.    Yes, October.

          19         Q.    Now, how did you come to meet with Mr.

          20   Tan?

          21         A.    Again, Mr. Taberer was in the Far East,

          22   was on a regular business trip, and called me and

          23   encouraged me to meet with him, said he might be

          24   interested in buying RJR stock and making money.

          25               I said fine.



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           1         Q.    So the idea of speaking to Mr. Tan was

           2   prompted by Mr. Taberer?

           3         A.    Correct.

           4         Q.    And Mr. Taberer said that the contact

           5   with him had been initiated by Mr. Tan; is that

           6   correct?

           7         A.    No.  I don't know who initiated the

           8   contact.  I mean Mr. Taberer was in the Far East at

           9   the time, he knew I was going to Moscow at the

          10   time, so he called me and said if you want why

          11   don't you stop in Manila on the way back to the

          12   United States.

          13               I said okay, fine.

          14               First of all, I like to meet foreign

          15   tobacco people, speak to other persons for

          16   transactions.  So it's a little bit out of the way

          17   but not that much out of the way coming home.

          18         Q.    Did you know Mr. Tan?

          19         A.    No.

          20         Q.    Did you know who he was?

          21         A.    Oh, yes.

          22         Q.    Who is Mr. Tan?

          23         A.    He's the owner of Philippine Tobacco

          24   Corporation, principal shareholder and owner,

          25   president.



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           1         Q.    So you don't know, as between Taberer

           2   and Tan, who first raised the subject of RJR?

           3         A.    No, I don't know.

           4         Q.    You did meet with Mr. Tan?

           5         A.    Very briefly.

           6         Q.    Did you have any phone conversations

           7   leading up to meeting with anyone about the

           8   meeting?

           9               MR. HIRSCHFELD:  Other than Mr.

          10   Taberer?

          11         Q.    (By Mr. Stern)  Other than Mr. Taberer.

          12         A.    No.

          13         Q.    Who was present at your meeting with

          14   Mr. Tan?

          15         A.    Mr. Taberer was there, Mr. Tan, he was

          16   there for--Mr. Tan was there for like 30 seconds,

          17   Mr. Tan's brother, and couple of other, you know,

          18   people who work for Mr. Tan or with Mr. Tan.

          19         Q.    So Mr. Taberer only stayed for a brief

          20   part of the meeting?

          21         A.    No.  Mr. Tan only stayed for a brief

          22   part of the meeting.

          23         Q.    I see.  Was Mr. Taberer present at any

          24   part of the meeting?

          25         A.    Yes, he was there during the full



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           1   meeting.

           2         Q.    And Mr. Tan only stayed for a minute?

           3         A.    Thirty seconds.  I'm exaggerating.

           4   Maybe it was 60 seconds.

           5         Q.    How long did the meeting last?

           6         A.    Half an hour.

           7         Q.    Where did the meeting take place?

           8         A.    In Mr. Tan's office.

           9         Q.    What was said?

          10         A.    I explained to them the values of RJR

          11   and tried to encourage them to buy stock and

          12   support a spinoff in order to make money.

          13         Q.    What was the reaction of Mr. Tan and

          14   his people?

          15         A.    They wanted to study it.  They asked me

          16   to send them some more of the public information,

          17   which I did after I got back, and that's the last I

          18   heard from them.

          19         Q.    Did anyone explain to you why Mr. Tan

          20   was only staying for 30 seconds?

          21         A.    He was in the office but he was on 15

          22   other phone calls, doing 15 other things at the

          23   time.

          24         Q.    Do you remember the names of any of the

          25   people in his organization?



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           1         A.    Yes.  His brother was one of them,

           2   Harry Tan.

           3         Q.    Harry Tan?

           4         A.    Right.

           5         Q.    Anyone else?

           6         A.    Someone was present from their bank, I

           7   don't remember his name.

           8         Q.    Did you give him any documents?

           9         A.    No, but we sent them later the public

          10   documents, 10-K, 10-Q, proxy, these kinds of

          11   things, press releases.

          12         Q.    Let me interrupt you for a moment.

          13               Did he make any particular amount of

          14   investment offer?

          15         A.    A dollar amount?

          16         Q.    Yes.

          17         A.    Yes.

          18         Q.    Did you discuss with Mr. Tan any

          19   transaction in which there would be a change of

          20   control of RJR?

          21               MR. HIRSCHFELD:  Which Mr. Tan?

          22               MR. STERN:  I'm sorry.  You're making a

          23   valid point and getting the point made.

          24         Q.    (By Mr. Stern)  Did you discuss at this

          25   meeting the possibility of change of control of



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           1   RJR?

           2         A.    I discussed at this meeting we could

           3   probably solicit consents at some point in time

           4   and, you know, want their support if he bought

           5   stock.

           6         Q.    Did you tell Mr. Tan that you were

           7   attempting to form a group to acquire a 20 percent

           8   or more interest in RJR stock?

           9         A.    I told Mr. Tan that I had Mr. Icahn

          10   with me and if other people would join at some

          11   point, if they desired to, I think we could put

          12   together a group.

          13         Q.    Did you tell Mr. Tan that a group you

          14   might be able to put together could exercise

          15   effective control of the company?  I mean, I'm

          16   saying in general.

          17         A.    I told Mr. Tan that I believed that at

          18   this time I could count on support from about 20

          19   percent of the shareholders for the proposed

          20   spinoff from Nabisco.

          21         Q.    What was your basis for that statement?

          22         A.    I had talked to some of the other

          23   shareholders, major shareholders.

          24         Q.    Did anyone at the meeting propose that

          25   the Tan group, Tan interest, acquire five percent



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           1   of the RJR Nabisco stock?

           2         A.    I proposed they acquire a hundred

           3   percent, whatever, to support the spinoff.  There

           4   was no specific number thrown out.  Maybe Mr.

           5   Taberer threw a number out, but it meant nothing,

           6   five percent, ten percent.

           7         Q.    Do you remember anything else of this

           8   meeting?

           9         A.    No.

          10         Q.    Did anyone at this meeting take notes?

          11         A.    I didn't.

          12         Q.    Did you ever--

          13         A.    I don't think anyone else did.

          14         Q.    Did you prepare any memorandum about

          15   that meeting?

          16         A.    No.

          17         Q.    Did you tell anyone about the meeting

          18   after you returned?

          19         A.    Yes, Mr. Lorber.

          20         Q.    What did you tell him?

          21         A.    And Mr. Ressler probably.

          22         Q.    What did you tell them?

          23         A.    Exactly what I just told you.

          24         Q.    You told someone to send the Tan people

          25   some public information?



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           1         A.    Right, and press releases and so forth.

           2         Q.    Who did you tell that to?

           3         A.    Mr. Kirkland.

           4         Q.    Did he do that, as far as you know?

           5         A.    As far as I know, yes.

           6         Q.    You never heard further?

           7         A.    I never heard further from the Tans.

           8         Q.    Did you have similar discussions with

           9   other people at any time?

          10         A.    Me personally?

          11         Q.    Yes.

          12         A.    Other stockholders, yes.

          13         Q.    What other stockholders did you

          14   communicate with?

          15         A.    I met with Mr. Price in this period of

          16   time, since the public filings.  I didn't ask him

          17   to join in any group, but I did ask him, you know,

          18   if he would buy stock and support any efforts we

          19   may have.  I explained to him I have belief there

          20   is some value here.

          21         Q.    Anyone else?

          22         A.    I had been meeting with various

          23   analysts, I had been talking to them.

          24         Q.    When did you start meeting with

          25   shareholders seeking their support?



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           1         A.    After the Hart-Scott filing.

           2         Q.    That would be in August?

           3         A.    September.

           4         Q.    In September after the announcement of

           5   the Hart-Scott filing?

           6         A.    Yes, correct.  The only shareholder I

           7   met with was Mr. Price, that's the only one.

           8         Q.    When did you meet with Mr. Price?

           9         A.    Sometime September.

          10         Q.    Was this a meeting you initiated?

          11         A.    Yes.

          12         Q.    Why did you initiate the meeting?

          13         A.    Well, I learned that he was buying a

          14   lot of stock.

          15         Q.    Who did you hear that from?

          16         A.    Various, you know, Wall Street houses.

          17   Just rumors.

          18         Q.    How long did the meeting take place?

          19         A.    Twenty minutes.

          20         Q.    Did you meet at his office?

          21         A.    At his office.

          22         Q.    What was said at the meeting?

          23         A.    It was just talking general about what

          24   we thought the values were there.

          25               He said he believed there was strong



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           1   value there.

           2         Q.    Was it at the time you were requesting

           3   a consent soliciation?

           4         A.    We were still considering; we hadn't

           5   really had a detailed program worked out yet,

           6   though.

           7         Q.    Did you and he reach any agreement on a

           8   course of action?

           9         A.    Absolutely not.

          10         Q.    Did he indicate that he would acquire

          11   more stock?

          12         A.    He said he was thinking about it.

          13         Q.    I think you said to me you did not tell

          14   him that you were trying to put a group together.

          15         A.    Absolutely did not say that.  I knew he

          16   would never join a group.

          17         Q.    Why is that?

          18         A.    Because its public mutual funds, so

          19   forth, he just never does that.

          20         Q.    Do you remember anything else about

          21   your meeting with Mr. Price?

          22         A.    No.

          23         Q.    Did you discuss that meeting with

          24   anyone?

          25         A.    Yes, Mr. Lorber, Mr. Ressler, the same



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           1   people I always talk to.

           2         Q.    What did you tell them?

           3         A.    We had a good meeting with Michael

           4   Price, he believes in the values like we do.

           5         Q.    Was that your only meeting with Mr.

           6   Price on this subject, or communication?

           7         A.    The conversation was not with Michael

           8   directly but his people.

           9         Q.    What were those conversations?

          10         A.    The same conversation, what do you

          11   think is happening, what do you hear on the street,

          12   et cetera, normal, general.

          13         Q.    Did you tell Mr. Price or any of his

          14   people that you had met with Mr. Tan?

          15         A.    No.

          16         Q.    Other than Mr. Price, have you met with

          17   any other of the RJR shareholders?

          18         A.    This past week or so, yes.

          19         Q.    Past week or so prior to the consent

          20   solicitation?

          21         A.    No.

          22         Q.    Did you ever meet with anyone else

          23   other than the Tan people to discuss joining in a

          24   group to acquire shares of RJR?

          25         A.    Did I?



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           1         Q.    Yes.

           2         A.    I met with one or two other people.

           3         Q.    Who were they?

           4         A.    An individual by the name of George

           5   Levin, who was a friend of mine.

           6         Q.    What business is Mr. Levin in?

           7         A.    He's strictly an investor type person.

           8         Q.    When did you meet with him?

           9         A.    I don't know.  Again, the same time

          10   frame.

          11         Q.    October?

          12         A.    September probably.

          13         Q.    Was anyone else present?

          14         A.    Mr. Lorber may have been present.  I

          15   don't know.

          16         Q.    Was this at Mr. Levin's home or office?

          17         A.    In my office down in Florida.  Here, as

          18   a matter of fact.  I mean, we are in Florida.

          19         Q.    You initiated this meeting?

          20         A.    Yes.  He's an old friend, we talk.

          21         Q.    On the subject of RJR, what did you and

          22   Mr. Levin discuss?

          23         A.    Just everything I've been saying to

          24   you, you know, everything that is public, what the

          25   values were.



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           1         Q.    Did you suggest to him that he buy

           2   stock?

           3         A.    Yes, he and people he knows.

           4         Q.    What did he say?

           5         A.    He thought it was very interesting.

           6         Q.    Did he tell you he was going to buy

           7   stock?

           8         A.    He was going to attempt to.  He doesn't

           9   have the funds himself but he has certain friends

          10   that he said could help.

          11         Q.    Did he mention their names?

          12         A.    No.

          13         Q.    Do you know what developed from there?

          14         A.    As far as I know, nothing.

          15         Q.    As far as you know, neither he or any

          16   of his friends purchased any stock?

          17         A.    As far as I know.

          18         Q.    Did you propose to him a buying level

          19   of--

          20         A.    Yes, five percent, ten percent,

          21   whatever makes sense.

          22         Q.    Did you discuss with Mr. Levin the

          23   possibility of eventually arranging a business

          24   combination between RJR and Liggett?

          25         A.    No.



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           1         Q.    Did you discuss with him the

           2   possibility of having a group take control of RJR?

           3         A.    No.

           4         Q.    Did you report back to anyone on the

           5   conversation with Mr. Levin?

           6         A.    Yes.  I said Mr. Lorber or whoever may

           7   have been there.  I don't recall exactly.

           8         Q.    Did you have any subsequent

           9   communication with Mr. Levin?

          10         A.    Yes, we have done other things

          11   together.

          12         Q.    About RJR?

          13         A.    About RJR, no, not recently, no.

          14         Q.    In addition to the Tan people and Mr.

          15   Levin, did you meet with anyone else?

          16         A.    Other than on a general, you know,

          17   discussion basis what was public information, that

          18   was all.

          19         Q.    So am I correct in that the only--

          20         A.    Well, Mr. Icahn constantly, of course.

          21         Q.    Yes, Mr. Icahn.  Putting aside Mr.

          22   Icahn, Mr. Tan and Mr. Levin, have you met with

          23   anyone to suggest that they align themselves with

          24   you in the purchase of RJR stock?

          25         A.    You mean Mr. Price, Mr. Levin and--you



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           1   mean aligning, meaning join a group?

           2         Q.    Yes.

           3         A.    I didn't ask any of these people to

           4   join a group.

           5         Q.    Well, I don't want to go back over that

           6   because I understood differently.

           7               MR. HIRSCHFELD:  He clearly said he

           8   didn't ask Mr. Price to join a group.

           9               THE WITNESS:  I didn't ask Mr. Tan to

          10   go join a group, either.

          11               Let's go back.

          12         Q.    (By Mr. Stern)  Let's go back.  Did you

          13   propose to Mr. Tan, did you tell Mr. Tan that you

          14   were going to form a group to acquire an interest

          15   in RJR stock?

          16         A.    No.  I said to Mr. Tan, let's make this

          17   clear, the same thing I said to Michael Price, the

          18   same thing I said to George Levin, the same thing I

          19   said to whoever I may have talked to, it would be

          20   my hope that they would buy stock a support a

          21   consent of a spinoff of Nabisco and maybe make

          22   money, and if they didn't want to be part of a

          23   group they can make their own decisions at any

          24   time, if they didn't want to join me in any group

          25   in any way, shape or manner, absolutely not.



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           1         Q.    Well, did you tell any of these

           2   individuals that you thought that if you could get

           3   a group together to acquire 20 percent or more of

           4   the stock that you could exercise effective control

           5   of the company and effectuate the spinoff?

           6         A.    Yes, it's pretty obvious if you get

           7   enough people to vote for a spinoff, either the

           8   board will do it or somebody else will do it, but

           9   not to form a group with me per se and go public,

          10   as you know, 13-D or anything like that nature.

          11         Q.    Did you tell him how much support you

          12   needed as a minimum preliminary in stock to

          13   accomplish the--

          14         A.    I said at the present time from the

          15   analysis we looked at and with 20 percent support

          16   and if more people would come and support the

          17   spinoff, we would get it done, anywhere from ten or

          18   20 percent more coming in.  That's strictly

          19   conjecture based upon people I haven't even talked

          20   to yet.

          21         Q.    Other than conversations you have told

          22   me about with Price, with Tan and Levin, any other

          23   such conversations?

          24         A.    No.

          25         Q.    Did there come a time when you engaged



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           1   the Jefferies firm?

           2         A.    Yes.

           3         Q.    What was the purpose of that?

           4         A.    To assist in the consent solicitation.

           5         Q.    Do you have an engagement letter with

           6   Jefferies?

           7         A.    Yes.

           8         Q.    Has Jefferies prepared any analyses for

           9   you?

          10         A.    No.

          11         Q.    Who at Jefferies have you been working

          12   with?

          13         A.    David Eisner is the key person there.

          14               MR. STERN:  I'm going to ask the court

          15   reporter to mark as the next exhibit a document

          16   that was produced to us by the LeBow parties.

          17               (Plaintiff's Exhibit 28 was thereupon

          18   marked for identification.).

          19         Q.    (By Mr. Stern)  Mr. LeBow, the exhibit

          20   that is placed before you, can you identify that

          21   document?

          22         A.    No, I can't identify it.

          23         Q.    You have never seen that document?

          24         A.    I never read it.  I have a copy of it.

          25   I never read it.



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           1         Q.    Do you know who generated this

           2   document?

           3         A.    Jefferies generated it, to the best of

           4   my understanding.

           5         Q.    Do you know whether this document is a

           6   copy, a complete copy of a document?

           7         A.    I said I never read it, so I have no

           8   idea.

           9               MR. STERN:  I'm going to mark as a

          10   single exhibit just for efficiency documents

          11   produced to us from the files by the LeBow parties.

          12               (Plaintiff's Exhibit 29 was thereupon

          13   marked for identification.)

          14         Q.    (By Mr. Stern)  Mr. LeBow, I have

          15   placed that exhibit before you.  Have you ever seen

          16   any of these documents in that exhibit before?

          17         A.    No, I have never seen this.

          18         Q.    Have you seen any report prepared by

          19   Jefferies?

          20         A.    No.  I got a copy of this one marked

          21   Project Alpha but I never had a chance to read it.

          22         Q.    Have you had any meetings with

          23   Jefferies?

          24         A.    Yes, many meetings.

          25         Q.    When did you engage Jefferies?



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           1         A.    Three, four weeks ago, something like

           2   that.

           3         Q.    What is Jefferies' assignment?

           4         A.    He is to assist in any way investment

           5   bankingwise in the consent solicitations.

           6         Q.    Have you asked him to perform any

           7   valuations?

           8         A.    Yes.

           9         Q.    What valuations have you asked him to

          10   perform?

          11         A.    To value what the split up of RJR and

          12   Reynolds/Nabisco would be to shareholders.

          13         Q.    What have they reported to you?

          14         A.    They think a combined company split is

          15   about $40 a share.

          16         Q.    Did they prepare a written report?

          17         A.    They prepared a slide presentation and

          18   various charts.

          19               MR. STERN:  Do you know whether that

          20   has been produced?

          21               MR. HIRSCHFELD:  I don't think it has

          22   been because I don't think it was in existence

          23   until very recently.

          24               THE WITNESS:  Three days ago.

          25               MR. HIRSCHFELD:  Then it was not in



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           1   existence at the time that we made the document

           2   production to you.

           3               MR. STERN:  Then I'm not going to have

           4   Rachelle scurrying around the room looking for it.

           5               MR. HIRSCHFELD:  You can if you want to

           6   but it would be futile.

           7         Q.    (By Mr. Stern)  Now, the Jefferies

           8   valuation was a valuation of RJR after the spinoff?

           9         A.    Yes.

          10         Q.    Did that valuation include a valuation

          11   of RJR combined with Liggett?

          12         A.    No.

          13         Q.    You may have told me and I'm asking you

          14   to repeat, I apologize, did they make their

          15   presentation at a meeting?

          16         A.    No.  They gave me slides, you know,

          17   charts to be used in a road show.

          18         Q.    Was there a meeting where you reviewed

          19   those charts with them?

          20         A.    No.  They just faxed me some

          21   preliminary documents I reviewed and approved and

          22   became permanent.

          23         Q.    Who made the decision to initiate the

          24   consent solicitation?

          25         A.    It was the idea of my counsel.  You're



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           1   talking about the mechanism or what is your

           2   question?

           3         Q.    We have stipulated that a consent

           4   solicitation began on October 30th.  Whose idea was

           5   that?

           6         A.    My counsel's.

           7         Q.    Well, your counsel didn't decide to

           8   make it, your counsel may have recommended it.  Who

           9   decided to make it?

          10         A.    Well, eventually I did.

          11         Q.    When did you make it?

          12         A.    You know, a day or so after he

          13   recommended it.

          14         Q.    When was that?

          15         A.    It was sometime in September, seems

          16   like, or October.  I don't remember the exact date.

          17         Q.    What was your reason for deciding to

          18   initiate that?

          19         A.    Because we had a difference of opinion

          20   with the board to spin off Nabisco and we said

          21   let's give the board the opportunity to spin off

          22   Nabisco; if they spin off Nabisco, that's the end

          23   of it, that's fine.

          24         Q.    What would the consent solication give

          25   them in the attempt to spin off Nabisco?



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           1         A.    It would clear up one of Mr.

           2   Goldstone's issues, which was to demonstrate

           3   shareholders' support for a spinoff after there was

           4   an attempt to show them that there really is

           5   shareholder support, what he alluded to early on

           6   from the May meeting.

           7         Q.    To demonstrate to Mr. Goldstone and Mr.

           8   Harper that there was shareholders' support for the

           9   idea of a spinoff?

          10         A.    Correct.

          11         Q.    Was there any other purpose?

          12         A.    Of?

          13         Q.    The consent solicitation.

          14         A.    We did change the one bylaw, it was one

          15   of the consent solicitation.

          16         Q.    Have you discussed with anyone your

          17   course of action in the event the consent

          18   solicitation fails?

          19               MR. HIRSCHFELD:  Other than counsel?

          20         Q.    (By Mr. Stern)  Other than counsel.

          21         A.    I don't have a course of action worked

          22   out yet in case it does.

          23               I mean, let's please define fail.

          24         Q.    Assume the consent solicitation does

          25   not obtain the requisite number of consents or for



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           1   whatever reason Nabisco does not effectuate the

           2   spinoff--

           3         A.    You mean RJR?

           4         Q.    RJR, do you have a course of action?

           5         A.    No.

           6         Q.    Have you discussed such a course of

           7   action or a possible course of action with anyone?

           8         A.    No.

           9               MR. STERN:  Let's take a short break.

          10               (Brief recess.)

          11               (Plaintiff's Exhibits 30 thru 34 were

          12   thereupon marked for identification.)

          13         Q.    (By Mr. Stern)  Mr. LeBow, I have

          14   marked as exhibits documents that have been

          15   produced to us by your counsel as Exhibits 30

          16   through 34.  I will place them before you.  Can you

          17   identify any of those documents, sir?

          18         A.    This one appears to be an analysis done

          19   November 20th, 1995, about RJR.  I'm not quite sure

          20   who did it.

          21         Q.    Was it done within the Brooke Group?

          22         A.    It appears that maybe parts of it was.

          23   That's strictly, you know, analysis of RJR.

          24         Q.    Those parts of it which were not from

          25   Brooke Group, sir, do you know where they would



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           1   have been done?

           2         A.    I don't know.  They may all have been

           3   done--give me a second.

           4         Q.    Sure.  Take as much time.

           5         A.    Yes, I believe this was all done at

           6   Brooke.

           7         Q.    Referring to Exhibit--

           8         A.    Thirty.

           9         Q.    Who performed that analysis?

          10         A.    Again, it was probably all done by Mr.

          11   Kirkland, Bryant Kirkland.

          12         Q.    What was the purpose of the analysis?

          13         A.    To have, you know, information

          14   available, you know, detailed information about RJR

          15   and for consent solicitation purposes if we ever

          16   needed it.

          17         Q.    That was prepared in connection with

          18   the consent solicitation, correct, sir?

          19         A.    Yes, or any investment potential.  This

          20   is about RJR and all the various issues referring

          21   to RJR and kind of superseded the ones you

          22   previously showed me which were just updated.

          23         Q.    What is the next document, sir?

          24         A.    Shows the rates of return for various

          25   companies.



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           1         Q.    Was that prepared at Brooke Group?

           2         A.    Yes.

           3         Q.    What was the purpose for preparing

           4   that?

           5         A.    Just to show, you know, the

           6   underperformance of RJR compared to its peers.

           7         Q.    Why did you want to illustrate that?

           8         A.    Well, when we go out talking to various

           9   investors, to have it available.

          10         Q.    This again is a document that was

          11   prepared in connection with the consent

          12   solicitation?

          13         A.    Absolutely, and as a matter of fact,

          14   parts of it were part of our consent document.

          15         Q.    Who prepared that document, sir?

          16         A.    Mr. Kirkland again.

          17         Q.    Can you identify the next document,

          18   sir, Exhibit number--help me out.

          19               MR. HIRSCHFELD:  Thirty two.

          20               MR. STERN:  Thirty two?

          21               MR. HIRSCHFELD:  Thirty two is the next

          22   one.

          23               THE WITNESS:  It's the same thing,

          24   prepared by Mr. Kirkland, just expanded the data.

          25   It's the same thing as that with data behind



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           1   supporting this.

           2         Q.    (By Mr. Stern)  This being Exhibit 31?

           3         A.    There is data behind supporting 31 by

           4   Mr. Kirkland.

           5         Q.    Prepared for the purposes of consent

           6   solicitation?

           7         A.    Correct.

           8         Q.    And Exhibit 33.

           9         A.    This is a compilation of public

          10   documents.

          11         Q.    Prepared at Brooke Group?

          12         A.    Yes.

          13         Q.    By Mr. Kirkland?

          14         A.    Yes.

          15         Q.    For the purposes of consent

          16   solicitation?

          17         A.    Yes.

          18         Q.    Sir, take as much time as you need if

          19   you need to review documents.

          20         A.    This was sent to a reporter who

          21   requested information about why we invested in RJR

          22   stock.

          23         Q.    I'm sorry, it was sent to--

          24         A.    A reporter who I had breakfast with or

          25   lunch with who requested some information about why



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           1   we possibly invested in RJR stock.

           2         Q.    Which reporter was that, sir?

           3         A.    Mr. Gene Marcial.

           4         Q.    What publication?

           5         A.    He was just looking for the returns of

           6   Brooke, the backup for the Brooke information; he

           7   was writing a small article on Brooke.

           8         Q.    What publication?

           9         A.    Business Week.

          10         Q.    Can you identify the next document,

          11   which is Exhibit 34?

          12         A.    It's an analysis of various food

          13   companies.

          14         Q.    To clarify the record, sir, let me ask

          15   you a followup question.

          16               Was this prepared at Brooke Group?

          17         A.    I believe so.

          18         Q.    For what purpose?

          19         A.    To estimate what we think Nabisco would

          20   be worth, you know, trading outside or trading

          21   alone or whatever, just to make Nabisco's values.

          22         Q.    Nabisco as a spinoff entity?

          23         A.    Or an independent entity.  I don't

          24   recall exactly the purpose.

          25         Q.    Who prepared that document?



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           1         A.    Again, Mr. Kirkland did all this work.

           2         Q.    It was prepared in connection with the

           3   consent solicitation?

           4         A.    Yes.

           5         Q.    Sir, did the Brooke Group ever prepare

           6   any valuation of RJR Nabisco post spinoff standing

           7   alone?

           8         A.    Yes.

           9         Q.    Do you recall whether any of the

          10   documents that I have shown you today would include

          11   that valuation?

          12         A.    I don't know where it is.  No, I don't

          13   believe so, but it's pretty much the same thing,

          14   Jefferies thing that we alluded to before, the same

          15   numbers.

          16         Q.    Who prepared--

          17         A.    Mr. Kirkland prepared all this stuff.

          18         Q.    When did he prepare the valuation?

          19         A.    He has probably been preparing it all

          20   along constantly.  I mean, it's an ongoing type

          21   analysis that's not very difficult, just assume

          22   certain multiples and, you know, come to a number,

          23   and as I said before, Jefferies came to $47 a share

          24   and we came out pretty close to that.

          25               (Discussion off the record.)



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           1         Q.    (By Mr. Stern)  We have to do the best

           2   we can with these documents.

           3               I'd like to mark as the next exhibit a

           4   document that was produced this morning, it's

           5   labeled BGL 03793, produced by the LeBow parties.

           6   I ask you to please look at that, Mr. LeBow.

           7               (Plaintiff's Exhibit 35 was thereupon

           8   marked for identification.)

           9               THE WITNESS;  Okay.

          10         Q.    (By Mr. Stern)  Mr. LeBow, can you

          11   identify that document, please?

          12         A.    I believe this is a document that

          13   Wasserstein, Perella prepared for Reemtsma.

          14         Q.    By Reemtsma or prepared for--

          15         A.    For Reemtsma.

          16         Q.    For Brooke?

          17         A.    I believe this was prepared for

          18   Reemtsma.

          19         Q.    Did you ever see that document before

          20   today?

          21         A.    I probably did, yes.

          22         Q.    When did you see it?

          23         A.    Back in, you know--it was probably back

          24   in May, early May, April.  I'm not sure exactly.

          25   It must be dated somewhere.



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           1         Q.    How did you come to see it?

           2         A.    Wasserstein was working for Baeza

           3   jointly, so he gave me a copy.

           4         Q.    Mario Baeza?

           5         A.    Yes.

           6         Q.    Did he discuss that document with you?

           7         A.    Not before it was prepared but after.

           8         Q.    Did he tell you why Reemtsma asked to

           9   prepare that document?

          10         A.    They wanted it for their board, a

          11   document, you know, a summary of everything full of

          12   details.

          13         Q.    Now, I'm going to ask you to focus on

          14   pages 3879 through 3881 of that document which

          15   starts possible investment consortium in company

          16   TF.

          17               Do you recognize the acronym TF, do you

          18   know what company is referred to there?

          19         A.    Acronym for tobacco and food.

          20         Q.    Is that RJR/Nabisco?

          21         A.    Yes.

          22         Q.    Did you discuss with anyone at any time

          23   the formation of an investment consortium in

          24   company TF?

          25         A.    This was for a 4.99 percent position.



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           1         Q.    I'm sorry?

           2         A.    For a 4.99 percent position.  It was a

           3   possible investment consortium in company TF,

           4   refers very clearly to some sort of group of

           5   investors to buy up to 4.99 percent in conjunction

           6   with a mutual transaction.  The only ones who could

           7   really do that legally would be us and Reemtsma

           8   since we were the only that had the information to

           9   benefit from that, inside information.

          10               It says here, it says precisely here

          11   that company L will be like company REE, Reemtsma

          12   could acquire up to 4.99 percent.

          13         Q.    Without publishing disclosure; is that

          14   correct?

          15         A.    Without publishing disclosure, right.

          16               Some foresight here, also; here's 15

          17   Hart-Scott filings.

          18         Q.    Was that something you had discussed

          19   with anyone from Wasserstein, Perella?

          20         A.    This was an idea Mr. Baeza had and he

          21   presented it to Reemtsma.

          22               This is one concept out of a major

          23   proposal involving everything I said before, this

          24   is just one little element of that total proposal

          25   for Reemtsma and Liggett to be involved in.



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           1         Q.    Was this something Mr. Baeza had

           2   discussed with you as well, whether or not in that

           3   particular form?

           4         A.    Yes, he discussed it with me.

           5         Q.    What did you say to him?

           6         A.    I said let's see the whole thing.  This

           7   is one element of the entire deal which we put up

           8   something beforehand and buy stock prior to doing a

           9   deal.  At the meantime I had no idea.

          10         Q.    What happened with respect to that

          11   concept?

          12         A.    This concept was part of the total

          13   concept I described earlier.  This just died along

          14   with the Hart-Scott concept with Mr. Baeza, only

          15   myself and Reemtsma could participate, no one else

          16   would participate on this.  His limited partnership

          17   was to meet Reemtsma.  We're dealing with inside

          18   information here.

          19         Q.    Inside information with respect to

          20   which company?

          21         A.    In respect to a transaction that we

          22   were proposing to RJR, myself and Reemtsma, that's

          23   what it refers to.

          24         Q.    So you took no steps to implement the

          25   consortium idea that is referred to there.



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           1               Did you discuss the proposal or the

           2   concept that is outlined here with anyone from

           3   Reemtsma?

           4         A.    No, I did not.

           5         Q.    Did you ever discuss a possible

           6   investment consortium to acquire an interest in RJR

           7   with anyone at any time?

           8         A.    Other than Mr. Icahn, no.

           9               MR. STERN:  Let me mark as the next

          10   exhibit another document that was produced to us

          11   day.

          12               (Plaintiff's Exhibit 36 was thereupon

          13   marked for identification.)

          14         Q.    (By Mr. Stern)  I'm going to place this

          15   document before you and ask you if you can identify

          16   it.

          17         A.    I may have seen this back in April.

          18   This is another document prepared by Wasserstein,

          19   Perella regarding the same issues I've been stating

          20   before.

          21         Q.    Was this a document that was prepared

          22   for Brooke Group or a document that was prepared

          23   for Reemtsma?

          24         A.    It was prepared by Wasserstein

          25   apparently for everyone.  I don't know if it was



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           1   prepared--let me take a look at this.  It was

           2   prepared for Reemtsma again.

           3         Q.    The document has the heading project

           4   international.  Do you know what that refers to?

           5         A.    That's something for Reemtsma.

           6   International joint venture it refers to.

           7         Q.    Let me ask you if you could to just

           8   turn to the introductory, this document is attached

           9   to a memorandum to the working group from Mario

          10   Baeza.  Do you see that?

          11         A.    Correct.

          12         Q.    It refers to a organizational meeting

          13   in this memorandum.

          14         A.    Correct.

          15         Q.    Then there is a working group list.

          16         A.    Correct.

          17         Q.    Brooke Group and your name is included

          18   on that working group list.  Do you see that?

          19         A.    Yes.

          20         Q.    Did you attend an organizational

          21   meeting of the kind described in the cover

          22   memorandum?

          23         A.    Most likely I did, yes.

          24               MR. HIRSCHFELD:  Do you remember?

          25               THE WITNESS:  I don't remember



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           1   precisely, no.

           2               MR. HIRSCHFELD:  I don't want you to

           3   speculate.  If you don't remember, you don't

           4   remember.

           5         Q.    (By Mr. Stern)  Did you attend a

           6   meeting in which that document was distributed?

           7         A.    No, I don't recall.

           8         Q.    Do you know what Mr. Baeza was

           9   referring to by the organizational meeting?

          10         A.    He wanted to organize his own people, I

          11   suspect.  I don't know, you know, I don't know.

          12   This is again a Reemtsma situation with all the

          13   lawyers and Brooke Group.

          14         Q.    Did you make use of any of that

          15   document for any Liggett and Brooke Group--

          16         A.    Regarding what?

          17         Q.    Regarding RJR.

          18         A.    No.  He made use of my information

          19   regarding, you know, providing to put together for

          20   Reemtsma, again the same transaction we've been

          21   talking about all the time.

          22         Q.    So there is information in that

          23   document that had been prepared by Baeza from the

          24   Brooke Group; is that correct?

          25         A.    Absolutely, and from many other



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           1   sources, his own information, public information.

           2   I noticed, for example, there is press clippings on

           3   Bennett LeBow in this document, he didn't prepare

           4   that for me.

           5         Q.    Were you aware that he was preparing

           6   that document?

           7         A.    Vaguely, yes.  This document was

           8   prepared for Reemtsma, not for us at all.

           9         Q.    But it was consistent with his

          10   assignment that he had undertaken from you to

          11   provide that kind of information?

          12               MR. HIRSCHENSON:  Object to the form of

          13   the question.

          14               THE WITNESS:  No, we had agreed he was

          15   also on an assignment from Reemtsma, he had a joint

          16   assignment working for me and for Reemtsma.

          17         Q.    But you provided him with information

          18   knowing that he would share the information with

          19   Reemtsma?

          20         A.    We provided him with information and we

          21   had no problem sharing anything I wanted to with

          22   Reemtsma.

          23               MR. STERN:  I'm going to mark as the

          24   next exhibit a document produced today with cover

          25   page BGL03882.



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           1               (Plaintiff's Exhibit 37 was thereupon

           2   marked for identification.)

           3               THE WITNESS:  This appears to be an

           4   update of the other things you've shown me.

           5         Q.    (By Mr. Stern)  A document prepared by

           6   Wasserstein, Perella?

           7         A.    Yes, for Reemtsma, addressed to

           8   Reemtsma, prepared for them at their request.

           9         Q.    Do you recall seeing a copy of that

          10   document before today?

          11         A.    I don't recall specifically seeing this

          12   document.

          13               MR. STERN:  I'd like the court reporter

          14   to mark as the next exhibit a document produced by

          15   the LeBow parties, BGL3998.

          16               (Plaintiff's Exhibit 38 was thereupon

          17   marked for identification.)

          18               THE WITNESS:  This appears to be

          19   information on Reemtsma.

          20         Q.    (By Mr. Stern)  Have you ever seen that

          21   document before?

          22         A.    It says I sent it to him, but that's

          23   not my handwriting.  This has information on

          24   Liggett and I sent it to him and information on

          25   Reemtsma.



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           1               I haven't seen this entire document,

           2   no.

           3         Q.    Do you know who prepared any portion of

           4   that document?

           5         A.    The Liggett pieces came either from

           6   Liggett or from--well, here it is.  It came

           7   directly from Liggett, and the Reemtsma portion

           8   came from Reemtsma, I suspect.  I don't know where

           9   it came from.  The document is a report public '93.

          10         Q.    Do you know for what purpose that

          11   document was prepared?

          12         A.    For Reemtsma again.

          13         Q.    Was it prepared by Wasserstein?

          14         A.    Yes, it was.  It says it on the front

          15   cover.

          16               MR. STERN:  I'm going to mark as the

          17   next exhibit a document presented by the LeBow

          18   parties today, cover page BGL3766.

          19               (Plaintiff's Exhibit 39 was thereupon

          20   marked for identification.)

          21               THE WITNESS:  There again, more of the

          22   same that you've been showing me.

          23         Q.    (By Mr. Stern)  A document prepared by

          24   Wasserstein, Perella?

          25         A.    Yes.



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           1         Q.    For what purpose?

           2         A.    It says project international, which is

           3   Reemtsma's project.

           4         Q.    Do you remember seeing that document

           5   before?

           6         A.    No, I don't recall seeing this before.

           7               MR. STERN:  I'm going to have the

           8   reporter mark as the next exhibit a document

           9   produced by the LeBow parties BGL4127.

          10               (Plaintiff's Exhibit 40 was thereupon

          11   marked for identification.)

          12         Q.    (By Mr. Stern)  Sir, do you recognize

          13   that document?

          14         A.    This is, you know, a copy of some of

          15   the things you showed me before, some of the other

          16   documents, prepared back in April for Reemtsma, for

          17   the Reemtsma transaction.

          18         Q.    Do you know if it was prepared by

          19   Wasserstein, Perella?

          20         A.    No, this was prepared by Brooke.

          21         Q.    Is that a draft or a form of summary?

          22         A.    This is an early model of the

          23   conversation with Reemtsma we conducted.

          24         Q.    I see that there is a fax cover page on

          25   I believe the second page of that clip addressed to



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           1   a Mr. Staby.

           2         A.    Correct.

           3         Q.    Do you recognize that name?

           4         A.    Yes.

           5         Q.    Who is he?

           6         A.    He's a president of Reemtsma.

           7         Q.    Is he one of the people with whom you

           8   were discussing this possible transaction?

           9         A.    Yes.

          10               MR. STERN:  I'm going to mark as the

          11   next exhibit a document produced today by the LeBow

          12   parties BGL03638.

          13               (Plaintiff's Exhibit 41 was thereupon

          14   marked for identification.)

          15               THE WITNESS:  Again, same thing,

          16   prepared by Wasserstein, Perella for Reemtsma.

          17         Q.    (By Mr. Stern)  Do you remember seeing

          18   it?

          19         A.    No, not in this form.

          20               MR. STERN:  Next document produced by

          21   the LeBow parties today, BGL3621.

          22               (Plaintiff's Exhibit 42 was thereupon

          23   marked for identification.)

          24               THE WITNESS:  It's more of the same.

          25         Q.    (By Mr. Stern)  I'm going to mark as



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           1   the next exhibit a document produced by BGL5553 and

           2   ask you if you can identify that document.  Again,

           3   I can't represent that this document was as it was

           4   maintained in the files because it had been

           5   produced to us in loose page.

           6               (Plaintiff's Exhibit 43 was thereupon

           7   marked for identification.)

           8               THE WITNESS:  Same thing.  It's

           9   another, you know--just part of all the same

          10   thing.  All these documents are, you know, relating

          11   to the same issue, the same time frame, the same

          12   thing.

          13               MR. STERN:  I'm going to ask the

          14   reporter to mark as a single exhibit a collection

          15   of documents that were provided to us today

          16   starting with production number BGL4152 and running

          17   through 4280.

          18               (Plaintiff's Exhibit 44 was thereupon

          19   marked for identification.)

          20         Q.    (By Mr. Stern)  Sir, do you recognize

          21   that document?

          22         A.    There are several different documents

          23   in that clip.  The first one--it really is a mixed

          24   bag of documents.

          25         Q.    Yes.



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           1         A.    If you want me to I will separate them

           2   for you.

           3         Q.    All I would like you to do is to

           4   identify those that you have seen before.

           5               MR. HIRSCHFELD:  That he has seen

           6   before?

           7               MR. STERN:  Yes.

           8               THE WITNESS:  Here's one I've seen

           9   before, it's a copy of our--appears to be our

          10   Hart-Scott filing.

          11         Q.    (By Mr. Stern)  You are referring to

          12   the first pages?

          13         A.    Right.  The rest of it is Reemtsma

          14   again, the old Reemtsma stuff.

          15         Q.    If you don't mind, let me just direct

          16   your attention to a document toward the end of that

          17   clip entitled issues list.  Do you see that, sir?

          18   Do you recognize those pages?

          19         A.    No.

          20         Q.    Do you know who prepared that document?

          21         A.    No, I do not.  This appears to go along

          22   with the Weil, Gotshal cover letter, Reemtsma's

          23   lawyers, it was not prepared by us.

          24         Q.    Was it prepared for you?

          25         A.    No.  I mean I don't know.



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           1               MR. STERN:  I'm going to ask the

           2   reporter to mark as the next exhibit a document

           3   produced today, BGL3644 is on the cover page.

           4               (Plaintiff's Exhibit 45 was thereupon

           5   marked for identification.)

           6               THE WITNESS:  This again is just part

           7   and parcel of the stuff you've been giving me for

           8   the past twenty minutes, Reemtsma prepared

           9   documents.

          10         Q.    (By Mr. Stern)  Have you seen the

          11   document before today?

          12         A.    I have seen various versions of this.

          13               MR. STERN:  I'm going to ask the

          14   reporter to mark as the next document a document

          15   produced by the LeBow parties today starting with

          16   number BGL4199.

          17               (Plaintiff's Exhibit 46 was thereupon

          18   marked for identification.)

          19         Q.    (By Mr. Stern)  Mr. LeBow, have you

          20   ever seen before a copy of that document?

          21         A.    No, I have never seen this.  I don't

          22   believe this relates to during the Reemtsma time.

          23   The tax structure as I mentioned before, I see this

          24   goes through June 16th.  We were still discussing

          25   with them various tax structures.  They had a tax



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           1   problem structuring the deal.

           2         Q.    Am I correct, sir, that on June 16th

           3   you were still discussing with Reemtsma the

           4   transaction that had been proposed in May?

           5         A.    That's correct.

           6               MR. HIRSCHFELD:  All those documents

           7   are dated July.  I don't know if you're clear that

           8   this was still ongoing in July.

           9               MR. STERN:  We're going to come to

          10   that.

          11               Would you mark this next document,

          12   please?

          13               (Plaintiff's Exhibit 47 was thereupon

          14   marked for identification.)

          15         Q.    (By Mr. Stern)  Mr. LeBow, I have

          16   placed that exhibit before you.  Have you seen any

          17   copy of that copy of that exhibit before today?

          18         A.    I have seen a copy, yes.

          19         Q.    Do you remember when you saw a copy,

          20   sir?

          21         A.    Same time it's dated.

          22         Q.    That's about August 17th; is that

          23   correct?

          24         A.    That's correct.

          25         Q.    Down that document shows that it was



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           1   over the signature of Mr. Sauter.  Can you identify

           2   Mr. Sauter?

           3         A.    Mr. Sauter is the CFO for Brooke.

           4         Q.    Do you know why he wrote that letter

           5   to--

           6         A.    He did under my attorney's direction.

           7   I was most likely out of town when it was done, but

           8   we directed him to do it.

           9         Q.    What was your purpose in doing so?

          10         A.    We directed him to do it.  We had heard

          11   some rumors, I believe, that Reemtsma had, you

          12   know, intended to disclose our discussions.  That

          13   was intended to put him on notice not to disclose

          14   anything publicly.

          15         Q.    Who told you that?

          16         A.    I don't recall, but we heard from

          17   somewhere.  I sort of reiterated--maybe from them,

          18   I'm sorry, maybe we got something from them.

          19         Q.    Did they tell you why they were going

          20   to disclose your discussions?

          21         A.    No.  I mean, something to that nature

          22   happened.  Exactly, I don't know.  We just put them

          23   on notice we considered that confidential and to

          24   still be bound by the confidentiality agreement.

          25         Q.    So your objective was to have the



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           1   discussions with Reemtsma remain confidential?

           2         A.    That's correct.

           3         Q.    And the discussions with RJR?

           4         A.    Pardon?

           5         Q.    The related discussions with RJR?

           6         A.    Whatever the confidentiality agreement

           7   called for.

           8         Q.    Now, sir, did you review this letter

           9   before it went out?

          10         A.    My attorneys did.  I didn't see it

          11   probably before it went out.

          12         Q.    You don't mind if I come to your side

          13   of the table?

          14               Mr. Sauter's letter says, quote, we are

          15   continuing to proceed in good faith with the

          16   transaction contemplated by the confidentiality

          17   agreement, close quote.

          18               Was that an accurate statement?

          19         A.    At this time we were still talking to

          20   RJR about the potential transaction, yes, on August

          21   17th.

          22         Q.    Potential transaction involving the

          23   joint venture?

          24         A.    Involving, you know, Liggett, RJR

          25   potentially and/or an international joint venture



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           1   partner which we didn't need anymore at this point.

           2         Q.    Did there come a time when you were no

           3   longer proceeding with this transaction?

           4         A.    Yes.

           5         Q.    When did that--

           6         A.    When RJR stopped talking to us.

           7         Q.    If I recall correct, you said that was

           8   when--in late August?

           9         A.    We made the Hart-Scott public, they

          10   publicly said so.  So we at that point, you know,

          11   came to the same conclusion.

          12         Q.    Sir, you talked about Mr. Klesch

          13   earlier in your deposition and I think just in

          14   general said that he was involved in contacting

          15   sources of financing in Europe.  Your testimony is

          16   whatever it was, but I just want to make sure that

          17   I generally understand that that was his role.

          18         A.    That's correct.

          19         Q.    Did there come a point in time when you

          20   stopped discussing the RJR transaction with Mr.

          21   Klesch?

          22         A.    Which RJR transaction?

          23         Q.    RJR generally.

          24         A.    No.

          25         Q.    You continue to discuss it with him?



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           1         A.    Correct.

           2         Q.    What has his role been since the time

           3   that I believe you said that he advised you that it

           4   would be difficult to line up bank support in

           5   Europe?

           6         A.    We have been discussing with him the

           7   potential financing of some option purchases or

           8   various other things.

           9         Q.    Financing option purchases, what do you

          10   mean by that?

          11         A.    For us to buy options, purchase

          12   additional options.

          13         Q.    RJR securities?

          14         A.    Yes.

          15         Q.    When did those discussions with Mr.

          16   Klesch begin?

          17         A.    They've been ongoing for the past month

          18   or two.

          19         Q.    What is the purpose of those

          20   transactions about?

          21               MR. HIRSCHFELD:  Wait a minute.

          22               All right, you can go ahead and answer.

          23               THE WITNESS:  When the spinoff occurs,

          24   for New Valley or Brooke to make additional profit.

          25         Q.    (By Mr. Stern)  Had you been



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           1   negotiating with Mr. Klesch, arranging financing

           2   for those purchases?

           3         A.    It was not a financing issue per se;

           4   it's a finding the people look right or the option

           5   and financing, some financing.  It was not clear as

           6   far as how we were going to proceed or what we were

           7   going to do.

           8         Q.    Are there any documents related to

           9   those discussions?

          10         A.    I don't have any, but there might be

          11   some.

          12         Q.    Within Brooke Group?

          13         A.    I'm not sure.

          14         Q.    Have you ever seen any such document?

          15         A.    No, I have never seen any.

          16         Q.    What is your basis for saying there

          17   might be some?

          18         A.    Well, some of my other people have

          19   worked with Mr. Klesch.

          20         Q.    Who is working with Mr. Klesch?

          21         A.    Mr. Lorber in that area.

          22         Q.    What is the size of the option or

          23   options?

          24               MR. HIRSCHFELD:  I'm going to cut it

          25   off at this point.  I've been allowing the witness



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           1   to answer because frankly I don't think that the

           2   general subject matter is something that needs to

           3   be withheld under this strategy, okay?  But when he

           4   gets into the specifics of what is contemplated and

           5   what amounts and so forth, I think we're touching

           6   upon information that is covered by the business

           7   transaction objection.

           8               MR. STERN:  Just so we're clear, what

           9   do you mean by business transaction objection?

          10               MR. HIRSCHFELD:  The plans that the

          11   Brooke Group may or may not have with respect to,

          12   okay, which situation of options, and the plans

          13   that Brooke Group may or may not be considering

          14   with respect to the, okay, right ticket as far as

          15   the options of RJR I think are part of the ongoing

          16   consideration and strategy that Brooke is giving to

          17   the evolving drama with RJR, I don't think you're

          18   entitled to know that.

          19               Also, you know, I don't think it has

          20   anything to do with the issues in the litigation.

          21   That is the basis of the objection.

          22               MR. STERN:  The court may not--okay,

          23   let's go on.

          24         Q.    (By Mr. Stern)  Have you ever heard of

          25   a group called BBV?



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           1         A.    That's a bank, yes, I have heard of.

           2         Q.    Did you have any discussions with BBV

           3   concerning RJR?

           4         A.    I did not directly, no.

           5         Q.    Did Mr. Klesch?

           6         A.    Yes.

           7         Q.    Did Mr. Klesch report to you on those

           8   discussions?

           9         A.    Yes.

          10         Q.    What did he tell you?

          11         A.    He said they were interested.

          12         Q.    Interested in what?

          13         A.    Again, the same financing, three

          14   billion dollar financing that we were talking about

          15   back in April, May.

          16         Q.    What was the upshot of those

          17   discussions?

          18         A.    Nothing.

          19         Q.    Did you yourself have any contact with

          20   people, with anyone at BBV?

          21         A.    No.

          22         Q.    Have you ever spoken with someone named

          23   Juan Zorrilla?

          24         A.    No.

          25         Q.    Other than the discussions that you



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           1   have testified about to this point, did you have

           2   any discussions with any other potential joint

           3   venturers or partners concerning RJR abroad?

           4               MR. HIRSCHFELD:  Concerning?

           5         Q.    (By Mr. Stern)  Concerning any efforts

           6   abroad concerning RJR.

           7         A.    Did I personally ever have any

           8   conversations with anybody?

           9         Q.    Yes, other than what you have told me

          10   about.

          11         A.    Through Mr. Levin I talked to one

          12   individual in Hong Kong but over the telephone

          13   only, as I mentioned, that's the only person.

          14         Q.    What was the name of the individual in

          15   Hong Kong?

          16         A.    I don't know.

          17         Q.    Mr. Levin arranged this conversation?

          18         A.    Yes.

          19         Q.    When did this conversation take

          20   place--at about the time that you spoke with Mr.

          21   Levin?

          22         A.    Yes.

          23         Q.    What did you say to this individual in

          24   Hong Kong?

          25         A.    We discussed the public information



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           1   regarding RJR and the banks.

           2         Q.    Why did you call him?

           3         A.    To get some support in the stock,

           4   become a potential supporter stockholder for the

           5   spinoff.

           6         Q.    Do you know what that individual

           7   decided?

           8         A.    Best of my knowledge, he decided not to

           9   do it.

          10         Q.    How do you know that?

          11         A.    Mr. Levin told me.

          12         Q.    Did Mr. Levin say he had followup

          13   discussions with him?

          14         A.    I don't know.

          15         Q.    I'm going to place before you a clip of

          16   documents that were produced by the LeBow parties

          17   and ask the reporter to mark them for

          18   identification.

          19               (Plaintiff's Exhibit 48 was thereupon

          20   marked for identification.)

          21         Q.    (By Mr. Stern)  Sir, do you know if in

          22   response to our document request a search was made

          23   of your telephone records?

          24         A.    Yes.

          25         Q.    And were documents obtained pursuant to



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           1   that search?

           2         A.    Yes.

           3         Q.    Did you see the documents that were

           4   obtained?

           5         A.    No.

           6         Q.    Do you recognize these as your

           7   telephone records?

           8         A.    They appear to be, yes.

           9         Q.    What do you understand--I'm not going

          10   to obviously ask you to identify every call, but

          11   what do you understand--now, it's obvious that

          12   there have been certain redactions made from these

          13   records.  What do you understand to be the scope of

          14   the calls that are reflected on the records as

          15   produced to us?

          16         A.    The scope?

          17         Q.    Yes.  What do these calls represent?

          18         A.    I have no idea.  International calls?

          19         Q.    You have no idea what--

          20         A.    They appear to be all international

          21   calls.

          22         Q.    If you don't know, that's--

          23         A.    I don't know exactly.

          24         Q.    Now, there are a number of calls you

          25   will see to Russia.  Did you have any discussions



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           1   in Russia with anyone concerning RJR?

           2         A.    No.

           3         Q.    There's at least one call and maybe

           4   more to Brazil.  Did you have any discussions with

           5   anyone in Brazil concerning RJR?

           6         A.    No.

           7         Q.    Turkey?

           8         A.    No.

           9         Q.    Ukraine?

          10         A.    No.

          11         Q.    So we should not assume that because

          12   they have calls reflected on these records that

          13   that was a call that related to RJR?

          14         A.    That's a reasonable assumption.  It's a

          15   very good assumption.

          16         Q.    France, any relation to RJR?

          17         A.    No.

          18         Q.    Sir, if you would turn to BGL6484,

          19   which is towards the end of the document, you will

          20   see several pages.

          21         A.    6484?

          22         Q.    Yes.

          23         A.    Just a second.

          24         Q.    These do not appear to be phone

          25   records, these appear to be credit card records; is



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           1   that correct?

           2         A.    That's correct.

           3         Q.    Do you know whether a search was made

           4   of your credit card records?

           5         A.    Yes.  You have them.

           6         Q.    Do you know what information is

           7   reflected on this document?

           8         A.    Airline charges and hotel charges.

           9         Q.    For travel relating to RJR?

          10         A.    Let me see.  Let me check the dates.

          11               Yes.

          12         Q.    There are charges reflected here

          13   reflecting travel in Germany.

          14         A.    Where do you see Germany?

          15         Q.    It's 6485.

          16         A.    That's not me.

          17         Q.    Do you know whether those entries have

          18   anything to do with RJR?

          19         A.    Oh, yes, they do.

          20         Q.    What do they represent?

          21         A.    They represent my visit to Reemtsma.

          22         Q.    Reemtsma?

          23         A.    Yes.

          24         Q.    There are charges reflected to travel

          25   to South Africa.  Do you see that?



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           1         A.    Yes.

           2         Q.    Does that relate to this matter?

           3         A.    Yes.

           4         Q.    What meeting?

           5         A.    With the Rothmans people.

           6         Q.    Sir, I'm going to mark as the next

           7   exhibit documents produced by the LeBow parties.

           8   First page is BGL4636.

           9               (Plaintiff's Exhibit 49 was thereupon

          10   marked for identification.)

          11         Q.    (By Mr. Stern)  Sir, can you identify

          12   that document?

          13         A.    It appears to be something prepared by

          14   Milbank, Tweed on the consent solicitation.

          15         Q.    Have you seen this cover letter before,

          16   sir?

          17         A.    I don't know.  No.

          18         Q.    Have you seen the document attached to

          19   the cover letter?

          20         A.    I haven't read it in detail.

          21         Q.    That appears to be a draft of the

          22   consent solicitation?

          23         A.    Correct.

          24         Q.    Did you ever see any letters from the

          25   SEC concerning the consent solicitation?



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           1         A.    I glanced at some of them, yes.

           2               MR. STERN:  Mark that as the next

           3   exhibit.

           4               (Plaintiff's Exhibit 50 was thereupon

           5   marked for identification.)

           6         Q.    (By Mr. Stern)  Mr. LeBow, Exhibit 50

           7   was placed before you.  Have you ever seen a copy

           8   of that document?

           9         A.    Again, as I said previously, I may have

          10   glanced at this.

          11         Q.    Do you recognize this as a letter of

          12   comment from the SEC addressed to Mr. Lederman?

          13         A.    Yes, sir.

          14         Q.    Concerning the consent solicitation?

          15         A.    Correct.

          16               MR. STERN:  Finally I will mark as

          17   Exhibit 51 a letter produced by the LeBow parties

          18   under the letterhead of Milbank, Tweed.

          19               (Plaintiff's Exhibit 51 was thereupon

          20   marked for identification.)

          21         Q.    (By Mr. Stern)  Sir, can you identify

          22   the document that has been placed before you?

          23         A.    A letter from Milbank, Tweed to the

          24   Securities and Exchange Commission.

          25         Q.    Concerning the Brooke Group consent



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           1   solicitation?

           2         A.    Yes.

           3         Q.    Have you seen a copy of that letter

           4   before?

           5         A.    Again, I may have glanced at it.  I

           6   don't recall.

           7         Q.    Did there come a time when Brooke Group

           8   notified RJR that it was proposing a slate of

           9   nominees for election to the board of RJR?

          10         A.    Yes.

          11         Q.    Do you recall that that was on or about

          12   November 20th, 1995?

          13         A.    That's correct.

          14         Q.    How did that slate come to be

          15   organized?

          16         A.    I organized it.

          17         Q.    How did you go about doing that?

          18         A.    I called certain people and, you know,

          19   asked them if they would join me in a slate.

          20         Q.    How many people did you call?

          21         A.    Pretty much just the people on that

          22   list.

          23         Q.    Can you tell us anyone who declined?

          24         A.    One person, because I called him the

          25   day before the slate was due and didn't have time



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           1   to think about it, he declined.

           2         Q.    Who was that?

           3         A.    Could I have a break on this point?  I

           4   want to talk to my lawyer about it.  I don't think

           5   he would want to have his name disclosed.

           6         Q.    You prefer that he would not want his

           7   name disclosed?

           8         A.    No, not until he decided to do it or

           9   not do it, yes.

          10         Q.    Why don't we, without waiving--

          11         A.    I prefer to maintain the

          12   confidentiality.

          13         Q.    Without waiving our rights to seek his

          14   identity, we can just move on.

          15         A.    Okay, fine.

          16               (Brief recess.)

          17         Q.    (By Mr. Stern)  Mr. LeBow, are you

          18   aware of a consulting agreement between Brooke

          19   Group and Fred Zuckerman?

          20         A.    Yes.

          21         Q.    Who is Mr. Zuckerman?

          22         A.    He is a director nominee of the RJR

          23   board.

          24         Q.    Apart from that what does he do?

          25         A.    He's a consultant to various other



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           1   companies.

           2         Q.    What kind of consulting services is he

           3   providing to Brooke Group?

           4         A.    We consult with him on the various

           5   strategies for the consent solicitation.

           6         Q.    What kind of strategies were these?

           7         A.    We had a couple of meetings discussing

           8   the tobacco business, strategies in general.

           9         Q.    Have you ever discussed with Mr.

          10   Zuckerman any potential combination between RJR and

          11   Liggett Tobacco?

          12         A.    No.

          13         Q.    Have you ever discussed that subject

          14   with any of the proposed nominees?

          15         A.    Not in any detail, no.

          16         Q.    You said not in any detail.  In any

          17   respect?

          18         A.    The only respect was, we gave them--we

          19   told them the meetings we had before with RJR.  We

          20   did not discuss Reemtsma, that I recall; and, you

          21   know, we gave them some projections, these old

          22   projections, because that's all we had at the time

          23   was temporary projections.

          24         Q.    Did you discuss with them whether or

          25   not Brooke Group continued to have any interest in



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           1   a merger with RJR?

           2         A.    We only had interest of any sort over

           3   the consent solicitation, if there is any interest,

           4   we would have to wait and see because of RJR's

           5   spinoff of Nabisco after the consent, that was the

           6   end of it, and the board was only proposed because

           7   RJR's bylaws required it at that time.

           8         Q.    I'm sorry, just so I understand the

           9   last answer, did you discuss with the nominees at

          10   any time whether Brooke Group had any interest in a

          11   transaction with RJR other than simply a simple

          12   combination of the spinoff?

          13         A.    We had to by definition talk with them

          14   of the possibility, again just the possibility that

          15   if RJR did not effectuate the spinoff by

          16   themselves, after, assuming RJR shareholders

          17   requested it, if RJR did not do it they had to be

          18   prepared to do so on some sort of byway or not

          19   include Liggett.

          20         Q.    So assuming that the consent

          21   solicitations were successful or further assume

          22   that the RJR board did not complete a spinoff, then

          23   the nominees who may be elected to replace the

          24   board, your slate, would consider--you're telling

          25   me they might consider an RJR/Liggett merger?



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           1         A.    The first thing they would have to

           2   consider was spinning off Nabisco, that's number

           3   one, they must be prepared to do that, and everyone

           4   agreed to that, and I say we don't know the

           5   structure of this potential new board or new RJR or

           6   whatever it is.  We have, you know, some idea.

           7               I told them how we had in the past

           8   proposed a merger, the thing with Liggett with

           9   another company not mentioned, Reemtsma's, and it

          10   could involve many structures going forward, we

          11   don't know what it is at this point.

          12         Q.    I don't have those structures.  You may

          13   have given acquisition information to the nominees

          14   with Ryan.

          15         A.    Possibly, and at the time we put

          16   together a book for everyone with the public

          17   information of RJR and some of these projections

          18   that you showed us.

          19         Q.    Have I shown you that book today?

          20         A.    You have shown me pieces of that book,

          21   some pieces.

          22               (Discussion off the record.)

          23         Q.    (By Mr. Stern)  Sir, would you expand

          24   on what you mentioned?

          25         A.    We gave the nominees, you know, at a



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           1   meeting copies of public documents, public RJR

           2   documents which you have given me here, and a scope

           3   of the old projections of RJR so they would have

           4   some reference points in which to go forward.

           5         Q.    How many meetings did you have with the

           6   nominees?

           7         A.    Two we've had so far.

           8         Q.    When was the first one?

           9         A.    First one was in early November, prior

          10   to the announcement, sometime November.

          11         Q.    I'm going to show you a document from

          12   among the documents that were produced by the LeBow

          13   parties and ask you if that refreshes your

          14   recollection as to the date of the meeting.

          15         A.    Yes, that's it.

          16         Q.    Did the meeting take place on November

          17   15th?

          18         A.    Yes.

          19         Q.    For the record--

          20         A.    Whatever.  It says the 13th.  Was that

          21   the date?

          22         Q.    Let me see.

          23               MR. HIRSCHFELD:  Let me see.  I don't

          24   want you to answer--

          25               THE WITNESS:  It was probably the day



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           1   before, either that day or very close to that day.

           2         Q.    (By Mr. Stern)  That day being November

           3   15th?

           4         A.    Correct.

           5         Q.    Was that the first meeting of the two?

           6         A.    Right.

           7         Q.    By the way, for the record, I showed

           8   Mr. LeBow a document bearing production number

           9   BGL8381.

          10               And that meeting was held at the

          11   offices of Sard Verbinnen; is that correct?

          12         A.    That's correct.  They're a PR firm.

          13         Q.    How long did that meeting take place?

          14         A.    How long did it last, you mean?

          15         Q.    Yes.

          16         A.    Under an hour.

          17         Q.    Am I correct that the materials that

          18   you mentioned were distributed to the directors or

          19   the proposed directors at this meeting; is that

          20   correct?

          21         A.    Correct.

          22         Q.    Was there any record kept, did you take

          23   any notes at that meeting?

          24         A.    No.

          25         Q.    Is there any memorandum prepared



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           1   summarizing what transpired at the meeting?

           2         A.    No.

           3         Q.    Other than what you have told me, which

           4   you testified to already, can you recall what was

           5   said at that meeting?

           6         A.    No.  It was just a general update of

           7   everything that was publicly available.

           8         Q.    Did any of the directors ask any

           9   questions?

          10         A.    Some.

          11         Q.    Did any of the questions relate to the

          12   possibility of an RJR/Liggett transaction?

          13         A.    No.

          14         Q.    Did you discuss with any of the

          15   directors whether or not you were interested in

          16   soliciting other shareholders or other people to

          17   become substantial RJR shareholders in the way that

          18   you had proposed to Mr.--

          19         A.    Not at that time, no.

          20         Q.    Did there come a time when you

          21   discussed that matter with the proposed directors?

          22         A.    Not that I recall.

          23         Q.    When was the next meeting with the

          24   proposed directors?

          25         A.    Middle of December, we had just an



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           1   update meeting, luncheon.

           2         Q.    Where was that?

           3         A.    New York.

           4         Q.    At your office?

           5         A.    No, at a club, a luncheon meeting.

           6         Q.    What was discussed at that meeting?

           7         A.    Just update what was happening

           8   publicly, just to bring them up to speed.  Nothing

           9   specifically.

          10         Q.    Did you discuss with them your approach

          11   to Mr. Tan?

          12         A.    No.

          13         Q.    Discuss with them your conversation

          14   with Mr. Levin?

          15         A.    No.

          16         Q.    With the person in Hong Kong?

          17         A.    No.

          18         Q.    With Mr. Price?

          19         A.    No.

          20         Q.    Either at the first meeting or the

          21   second meeting?

          22         A.    No.  That was not important things.

          23         Q.    Did you discuss with them at the second

          24   meeting the possibility that there could some day

          25   be a combination of some kind between Liggett and



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           1   RJR?

           2         A.    No.

           3         Q.    That was your last communication with

           4   any of the proposed directors --

           5         A.    That's correct.

           6         Q.    -- concerning the consent solicitation

           7   of RJR?

           8         A.    I spoke with Mr. Zuckerman yesterday

           9   and he said how are things going.  I said fine.

          10   That was the essence of it.

          11         Q.    Have you ever heard of somebody named

          12   Gary Black?

          13         A.    Yes.

          14         Q.    Who is Gary Black?

          15         A.    He's a marketing analyst for Bernstein

          16   and Company.

          17         Q.    Is he someone with whom you discussed

          18   RJR?

          19         A.    Yes.

          20         Q.    When did you have your first discussion

          21   with him?

          22         A.    Concerning what--RJR?

          23         Q.    RJR.

          24         A.    Probably April, May, last year, just

          25   get his feeling for RJR in that time frame.



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           1         Q.    Did you call Mr. Black?

           2         A.    I believe Mr. Ressler talked to Mr.

           3   Black first, not me.

           4         Q.    Mr. Ressler initiated the conversation?

           5         A.    I'm not sure.

           6         Q.    You don't know how that conversation

           7   came about?

           8         A.    I don't know how it started.

           9         Q.    But you recall that there was some

          10   conversation between Ressler and Black in April or

          11   May?

          12         A.    Correct.

          13         Q.    Did Mr. Ressler report on that

          14   conversation to you?

          15         A.    He reported to me some of the, you

          16   know, concepts that Mr. Black felt about RJ and the

          17   values.

          18         Q.    What did he say that Mr. Black felt?

          19         A.    Gesturing, quite a lot of things in Mr.

          20   Black's research reports.

          21         Q.    Did you come to read Mr. Black's

          22   research reports at any time?

          23         A.    Yes, I read them all.

          24         Q.    Did Mr. Ressler tell you that Mr. Black

          25   had told him anything that wasn't in those reports?



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           1         A.    No.

           2         Q.    Do you know whether Mr. Ressler told

           3   Mr. Black why Mr. Ressler was inquiring about RJR?

           4               MR. HIRSCHFELD:  Objection to form.

           5   There is no indication from any of the witness'

           6   prior testimony that he knows that Mr. Ressler made

           7   such a--

           8         Q.    (By Mr. Stern)  Mr. Ressler and Mr.

           9   Black had a conversation about RJR; is that

          10   correct?

          11         A.    Probably RJR and other aspects of the

          12   tobacco business, American brands and so forth.

          13         Q.    To your knowledge, did Mr. Ressler tell

          14   Mr. Black in this conversation about Brooke Group's

          15   interest in a potential RJR transaction?

          16         A.    No, to my knowledge, no.

          17         Q.    Now, when did the next contact between

          18   anyone at Brooke Group and/or representing Brooke

          19   Group with Mr. Black take place concerning RJR?

          20         A.    Mr. Ressler had talked to him every few

          21   weeks about his research reports.  I spoke to him,

          22   to Mr. Black, once or twice during this period.

          23         Q.    When did you speak with him?

          24         A.    I don't recall exactly when.

          25         Q.    Was it prior to the approach to Mr.



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           1   Harper, the May approach to Mr. Harper, or after?

           2         A.    After, I believe.

           3         Q.    Was it before or after the filing of

           4   the Hart-Scott?

           5         A.    By telephone once or twice before, and

           6   then I had lunch with him after the filing of the

           7   Hart-Scott.

           8         Q.    In your telephone conversations with

           9   Mr. Black, did you initiate these calls?

          10         A.    Couple of them he initiated, couple of

          11   them I initiated.

          12         Q.    What was the subject, what was

          13   discussed in these calls?

          14         A.    His reports and what he felt, you know,

          15   about RJR.

          16         Q.    Did you tell Mr. Black anything about

          17   your interest in a transaction with RJR?

          18         A.    Absolutely not.

          19         Q.    Did you tell Mr. Black you were a

          20   shareholder in RJR?

          21         A.    No.

          22         Q.    Did Mr. Black ask you why were you

          23   talking to him about RJR?

          24         A.    He just knew we had an interest and

          25   that this may be an undervalue situation he might



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           1   have some interest in.

           2         Q.    After filing of the Hart-Scott you said

           3   you had lunch with Mr. Black; is that right?

           4         A.    That's correct.

           5         Q.    Is that a lunch that you initiated?

           6         A.    Yes.

           7         Q.    Why did you initiate that lunch?

           8         A.    I wanted to talk to him about Liggett

           9   and maybe I can find out that--get their feeling

          10   for various issues.

          11         Q.    Do you remember the issues, any issues

          12   in particular that you discussed?

          13         A.    It was all just public issues,

          14   discussing, you know, what this was about, what he

          15   thinks the projections show, where he thinks the

          16   company was going to go, what they were going to

          17   do.

          18         Q.    Did you discuss with him what Liggett

          19   or Brooke Group was going to do?

          20         A.    No.  I mentioned the sense of earnings

          21   projections, you know, the cigarette business, so

          22   forth, not projecting exactly what our plans were.

          23         Q.    Prior to these conversations as to

          24   which RJR was mentioned, had you had meetings

          25   yourself personally with Mr. Black to discuss



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           1   anything?

           2         A.    Yes.

           3         Q.    To discuss Liggett's performance?

           4         A.    Yes.

           5         Q.    So Mr. Black was someone you knew?

           6         A.    Yes.

           7         Q.    Did Mr. Black provide you with any

           8   analyses in the course of these discussions or in

           9   connection with these discussions?

          10         A.    Yes, he provided in very great details

          11   the analysis provided in his reports.

          12         Q.    Other than what was in his--

          13         A.    Nothing other than his report, no.

          14         Q.    Were you aware one way or another

          15   whether or not Mr. Black's firm owned RJR shares?

          16         A.    Yes.

          17         Q.    You knew that.  At what point did you

          18   come to know that?

          19         A.    Exact number you mean or--

          20         Q.    When did you come to learn that his

          21   firm, Bernstein and Company, had shares?

          22         A.    I don't know when he told me.

          23         Q.    Did he indicate one way or another

          24   whether he believed Bernstein would support your

          25   initiative?



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           1         A.    He made it very clear that there was a

           2   large Chinese wall between him and the owners

           3   of--controlling people at Scott.

           4         Q.    Did he make any response to anything

           5   that you had said?

           6         A.    No.

           7         Q.    Did you ask him whether Bernstein at

           8   any time would support you?

           9         A.    Yes, of course I did.

          10         Q.    When did you ask him?

          11         A.    I don't recall exactly when.

          12         Q.    Was it after the Hart-Scott filing?

          13         A.    Absolutely after.

          14         Q.    After the luncheon, at this luncheon

          15   that you described?

          16         A.    Could have been.

          17         Q.    So he didn't know what was the Chinese

          18   wall?

          19         A.    No.  He hoped but he didn't know for

          20   sure.

          21               MR. STERN:  Now, I'm going to mark as

          22   the next exhibit--I think we're up to 52.

          23               MR. HIRSCHFELD:  I never got a copy of

          24   51.

          25               (Plaintiff's Exhibit 52 was thereupon



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           1   marked for identification.)

           2         Q.    (By Mr. Stern)  I have placed Exhibit

           3   52 before you.  Can you identify that document?

           4         A.    It looks like copies of a research

           5   report that Gary Black wrote, or partial copy.  I

           6   don't think it's a full--doesn't look like a

           7   full--well, maybe it is.  It's in the wrong order.

           8   It's a report that Mr. Black wrote.

           9         Q.    Have you seen this document before?

          10         A.    Yes.

          11         Q.    Did Mr. Black send you a copy of this

          12   document?

          13         A.    I don't recall how we got a copy.

          14         Q.    I'd like you to if you would look at

          15   BGL8563, there's a page there which discusses RJR

          16   Nabisco LeBow's incentives.  Do you see that?

          17         A.    Yes.

          18         Q.    Do you see that the page goes through

          19   an analysis and then comes to the conclusion, so it

          20   appears, that there is a potential increase in

          21   LeBow's BGL value of 250 to 300 million dollars

          22   based on the transaction that is assumed on that

          23   page?  Do you see that?

          24         A.    Yes, I do.

          25         Q.    Have you seen this page before?



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           1         A.    Yes.

           2         Q.    Did you discuss it with anyone?

           3         A.    My people, internal people.

           4         Q.    What did you say to them about it?

           5         A.    I don't believe it.  What could I say?

           6         Q.    Did you discuss--

           7         A.    Mr. Black put this together entirely by

           8   himself.

           9         Q.    That's based entirely on Mr. Black's

          10   analysis?

          11         A.    One hundred percent.  I had no input

          12   into this whatsoever.

          13         Q.    If you keep on going you will see that

          14   there is some text at BGL8567, this is a report

          15   that's dated September 22nd, 1995.

          16         A.    Right.

          17         Q.    Do you see that?

          18         A.    Yes.

          19         Q.    Do you see that there's a discussion on

          20   page 8568 of incentives?

          21         A.    Of what?

          22         Q.    Incentives, it says incentives

          23   compelling, win or lose, and there is an exhibit

          24   which is another version of that chart we just

          25   looked at.



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           1               Without taking the time to read it into

           2   the record, unless you wish to, the entire

           3   discussion here, Mr. Black is discussing if LeBow

           4   contributes his Liggett stock to an RJR/Liggett

           5   merger and claims a 15 percent position in a new

           6   RJR/Liggett Tobacco paying a two dollar a share

           7   dividend, do you know how Mr. Black developed that

           8   scenario?

           9         A.    Yes.

          10         Q.    How?

          11         A.    It's in another report he wrote, he has

          12   all his justifications there.

          13         Q.    Whether it's in this report or in

          14   another report, did he develop that scenario in

          15   conversations with you?

          16         A.    No, he justified it himself.

          17         Q.    I'm sorry, I didn't--

          18         A.    He justified it himself.  If you go

          19   back to not that report but some other report I

          20   don't have here, you will see his justification.

          21         Q.    His justification for you will assume a

          22   15 percent interest, et cetera?

          23         A.    Correct.

          24         Q.    Did he ever discuss with you whether or

          25   not you were going to, Brooke or Liggett would take



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           1   15 percent interest in the combined entities?

           2         A.    At what point in time?

           3         Q.    Any time.

           4         A.    Well, he asked me my opinion, I

           5   believe, you know, after he wrote the reports.

           6         Q.    Did he ask you to comment on the

           7   analysis?

           8         A.    I made a joke about that when I saw it,

           9   I joked.  I said "Gary, that sounds very nice."

          10   That was the essence of my comment.

          11         Q.    Did you tell Mr. Black at any time that

          12   you had no interest in an RJR/Liggett merger?

          13         A.    At this point I couldn't say that.

          14   Well, what time is this--September?  At this point

          15   we were only interested in the consent

          16   solicitation, but I didn't tell him anything at

          17   this point, at this point I told him nothing, I

          18   told him substantially nothing of what our--I

          19   couldn't agree, I couldn't deny, couldn't do

          20   anything.

          21         Q.    You didn't comment on this at this

          22   point in time?

          23         A.    No, other than make a joke about the

          24   numbers.

          25         Q.    I take it you think the numbers are



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           1   high.  Is that true?

           2         A.    I just joked about the comment.  I mean

           3   people were joking at me, joking about them.

           4         Q.    Do you think the analysis is

           5   well-founded?

           6         A.    Pardon?

           7         Q.    Do you think the analysis is

           8   well-founded?

           9         A.    The previous analysis?

          10         Q.    Well, the same--

          11         A.    This is a mechanical analysis, you plug

          12   in the numbers, that's it.

          13         Q.    Do you view the assumptions in the

          14   Black analysis as unreasonable?

          15         A.    Well, the only assumption that gets you

          16   to the spot, this bottom line, is this 15 percent

          17   assumption.  You're also making assumptions about

          18   dividends.  Maybe not unreasonable, may be

          19   reasonable.  I don't know.  The key number is the

          20   15 percent.

          21         Q.    Just so I understand, you never

          22   discussed with Mr. Black a percentage that Liggett

          23   might take in a combined RJR?

          24         A.    No.

          25         Q.    This is a number he developed out?



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           1         A.    You will see the development of this

           2   number in a previous report that Mr. Black did.

           3         Q.    Is that a report that came entirely

           4   from his own thinking?

           5         A.    Absolutely, his own public information.

           6         Q.    You gave him no information at all

           7   concerning the transaction that you had proposed to

           8   Mr. Harper?

           9         A.    Absolutely not.

          10         Q.    Sir, I'm going to show you--I'm going

          11   to ask the reporter to mark as the next exhibit a

          12   printout from Lexis-Nexis reportedly of a New York

          13   Times article.

          14               (Plaintiff's Exhibit 53 was thereupon

          15   marked for identification.)

          16         Q.    (By Mr. Stern)  Sir, this printout, the

          17   article reflected in this printout states that you

          18   said in an interview, quote, we are not interested

          19   in taking control of the company, quote, and that

          20   you added, quote, do the spinoff and Carl and I

          21   will go away.

          22               Did you have an interview with the New

          23   York Times on or about October 3lst?

          24         A.    Yes.

          25         Q.    Is that an accurate and fair



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           1   representation of what you said?

           2         A.    Yes.

           3         Q.    And I take it you have made that

           4   statement publicly on subsequent occasions?

           5         A.    That's correct.

           6         Q.    Was that a true statement when you made

           7   it?

           8         A.    Yes.

           9         Q.    Does it remain true today?

          10         A.    Yes.

          11         Q.    Have you at any time had an interest in

          12   taking control of RJR?

          13         A.    In conjunction with the spinoff, in

          14   conjunction with the refinancing of the debt, in

          15   conjunction with Reemtsma back then, yes.

          16         Q.    And you have abandoned that interest;

          17   is that correct?

          18         A.    At the present time, yes.

          19         Q.    Have you discussed with anyone

          20   circumstances in which you may become interested in

          21   that again?

          22         A.    No, no specific--specifically you

          23   mean?  Be more specific.

          24         Q.    Have you discussed with anyone whether

          25   there may come a time in the future which you



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           1   become interested in taking control of the company

           2   again?

           3         A.    What do you define as taking control?

           4         Q.    Whatever you meant when you talked with

           5   the New York Times.

           6         A.    Well, we proposed a--if you mean, which

           7   I don't know, but our proposal slate alone is the

           8   means of taking control.  I mean, I have to admit

           9   we have proposed a slate in that regard.

          10         Q.    Have you had any discussions with

          11   anyone concerning forming, acquiring through your

          12   own means or in conjunction with others, enough

          13   stock to take control of the company?

          14         A.    Absolutely no.

          15         Q.    Have you ever had such discussions?

          16         A.    Absolutely not.

          17               MR. STERN:  I'm going to mark as the

          18   next two exhibits documents produced to us by the

          19   LeBow parties.

          20               (Plaintiff's Exhibits 54 and 55 were

          21   thereupon marked for identification.)

          22         Q.    (By Mr. Stern)  Sir, can you identify

          23   the two documents that have been placed before

          24   you?  Have you ever seen them before?

          25         A.    Yes.



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           1         Q.    Are they lists of people in firms who

           2   have worked on the matters that we have discussed,

           3   the RJR matters?

           4         A.    Yes.

           5         Q.    Sir, other than you have already

           6   testified, have you had any discussion with anyone

           7   regarding the possibility of a Liggett merger with

           8   RJR Tobacco?

           9         A.    At what point in time?

          10         Q.    Any time since you began that you can

          11   recall.

          12         A.    Other than my advisors and their

          13   associates, no.

          14         Q.    Let me narrow the time frame and focus

          15   in on any time after your discussion in August with

          16   Mr. Goldstone.

          17         A.    After my discussion?

          18         Q.    Yes, in August with Mr. Goldstone.

          19         A.    In other words, after the Hart-Scott

          20   filing became public?

          21         Q.    Yes.

          22         A.    Not in any detail, no.

          23         Q.    Other than you have testified, have you

          24   had any discussion with anyone regarding the

          25   formation of a group to acquire a 20 percent or



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           1   greater interest in RJR?

           2         A.    No.

           3               MR. HIRSCHFELD:  Note my objection to

           4   the form.  But it's okay.  I mean, what do you mean

           5   by a group?

           6               THE WITNESS:  Please define a group for

           7   me.

           8         Q.    (By Mr. Stern)  A group of people who

           9   are working together to achieve--

          10         A.    In concert?

          11         Q.    In concert.

          12         A.    No.

          13         Q.    I take it your testimony is, in order

          14   to accomodate your counsel's objection, you never

          15   had such a discussion of what is called a 13-D type

          16   group?

          17         A.    The answer is no, except Carl Icahn.

          18         Q.    Did you discuss acquiring more than 20

          19   percent with Mr. Icahn?

          20         A.    Not acquiring more than 20 percent but

          21   more than five percent possibly, which would be

          22   13-D.

          23         Q.    When did you have that discussion with

          24   Mr. Icahn?

          25         A.    When we were negotiating the whole--



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           1         Q.    Did you make a decision as to whether

           2   you wished to do that?

           3         A.    No, the decision is still open.

           4         Q.    Still a possibility?

           5         A.    Still a possibility.

           6         Q.    Did you discuss with Mr. Icahn whether

           7   it would be advisable to file a 13-D?

           8         A.    In my opinion, it didn't make any

           9   difference.

          10         Q.    Did Mr. Icahn express an opinion?

          11         A.    He felt pretty much the same way, it

          12   was not a criteria for us.

          13               MR. STERN:  We're done.

          14               I'm just going to note that there have

          15   been certain documents that have been identified as

          16   possibly existing that may have been called for,

          17   obviously we reserve our rights pending production

          18   of those documents.

          19               With that I have nothing further.

          20               (Thereupon the taking of the deposition

          21   was concluded.)

          22

          23

          24

          25                         ________________________
                                       Bennett S. Lebow


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           1

           2   Sworn to and subscribed before me this
               ______ day of __________________ 1996.
           3

           4
               ___________________________
           5   Notary Public for the State
                   of Florida at Large
           6

           7

           8

           9

          10

          11

          12

          13

          14

          15

          16

          17

          18

          19

          20

          21

          22

          23

          24

          25



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                                                             314


           1

           2                   CERTIFICATE OF OATH

           3   STATE OF FLORIDA:
                               :  SS
           4   COUNTY  OF  DADE:

           5               I, the undersigned authority certify
               that Bennett S. LeBow personally appeared before me
           6   and was duly sworn.

           7               WITNESS my hand and official seal this
               13th day of January 1996.
           8

           9

          10                    __________________________
                                Craig W. Taylor
          11                    Notary Public - State of Florida

          12

          13

          14

          15

          16

          17

          18

          19

          20

          21

          22

          23

          24

          25



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           1

           2                CERTIFICATE OF REPORTER

           3   STATE OF FLORIDA :
                                :  SS
           4   COUNTY  OF  DADE :

           5
                           We, Craig W. Taylor and Gary W.
           6   O'Bryan, Notaries Public, do hereby certify that we
               reported the deposition of Bennett S. LeBow, a
           7   witness in the above-styled cause; that said
               witness was duly sworn; that reading and
           8   subscribing of the deposition were not waived; and
               that the foregoing pages, numbered from 1 to 314,
           9   inclusive, constitute a true and correct
               transcription of our shorthand report of the
          10   deposition by said witness.

          11               We further certify that we are not an
               attorney or counsel connected with the action, nor
          12   financially interested in the action.

          13               Dated this 13th day of January 1996.

          14

          15                         _________________________

          16

          17   STATE OF FLORIDA
               COUNTY OF DADE
          18
                           The foregoing certificate was
          19   acknowledged before me this _______  day of
               ________________ 1995 by Craig W. Taylor,
          20   personally known to me.

          21

          22                    ________________________________
                                Notary Public - State of Florida
          23

          24

          25



                             TAYLOR, JONOVIC & WHITE
                          MIAMI, FLORIDA   (305)358-9047



                                                                    1

==============================================================================

                                  In The

                       UNITED STATES DISTRICT COURT
                 FOR THE MIDDLE DISTRICT OF NORTH CAROLINA

                        RJR NABISCO HOLDINGS CORP.,
                                                 Plaintiff,

                                 -against-

                   BENNETT S. LEBOW, BROOKE GROUP LTD.,
                            and CARL C. ICAHN,
                                                Defendants.

                                6:95CV00812



                                DEPOSITION
                                    OF
                               PETER STRAUSS
                             JANUARY 17, 1996



     [LOGO}         TRAVELING
                    ---------------------
                    TRANSCRIPT[Trademark]

U.S. Patent Pending                                    Classic Reporting, Inc.
Traveling Transcript is a trademark of                      New York, New York
jack w. hunt & associates, inc.                                   212-268-2590
==============================================================================
                    IN THE UNITED STATES DISTRICT COURT
                 FOR THE MIDDLE DISTRICT OF NORTH CAROLINA

                  -------------------------------------x
                                                       :
                  RJR NABISCO HOLDINGS CORP.,          :
                                                       :
                                     Plaintiff,        :
                                                       :
                               -against-               : 6:95CV00812
                                                       :
                  BENNETT S. LEBOW, BROOKE GROUP LTD., :
                  And CARL C. ICAHN,                   :
                                                       :
                                     Defendants.       :
                                                       :
                  -------------------------------------x

                                     January 17, 1996
                                     11:35 A.M.

                               Deposition of non-party witness,

                  PETER STRAUSS, taken by plaintiff pursuant to

                  subpoena, at the law offices of Wachtell

                  Lipton Rosen & Katz, 51 West 52nd Street, New

                  York, New York 10019, before Arta Pascullo, a

                  Registered Professional Reporter and Notary

                  Public within and for the State of New York.



















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             1

             2    A P P E A R A N C E S:

             3           WACHTELL LIPTON ROSEN & KATZ
                               Attorneys for Plaintiff
             4                 51 West 52nd Street
                               New York, New York 10019
             5
                         BY:   WARREN L. STERN, ESQ.
             6

             7           MILBANK, TWEED, HADLEY & McCLOY
                               Attorneys for Defendants
             8                 and the Witness
                               1 Chase Manhattan Plaza
             9                 New York, New York 10005-1413

            10           BY:   TONI C. LICHSTEIN, ESQ.

            11
                         PROSKAUER ROSE GOETZ & MENDELSOHN, L.L.P.
            12                 Attorneys for the Witness
                               1585 Broadway
            13                 New York, New York 10036-8299

            14           BY:   GREGG M. MASHBERG, ESQ.

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25







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             1

             2                 IT IS HEREBY STIPULATED AND AGREED by

             3    and between the attorneys for the respective

             4    parties herein that the sealing, filing and

             5    certification of the within deposition be waived;

             6    that such deposition may be signed and sworn to

             7    before any officer authorized to administer an

             8    oath, with the same force and effect as if signed

             9    and sworn to before a judge of this court.

            10                 IT IS FURTHER STIPULATED AND AGREED

            11    that all objections, except as to the form, are

            12    reserved to the time of the trial.

            13

            14

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25







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             1                       Strauss

             2    P E T E R   S T R A U S S,

             3           having been first duly sworn by the

             4           Notary Public (Arta Pascullo), was

             5           examined and testified as follows:

             6    EXAMINATION BY MR. STERN:

             7           Q.    Mr. Strauss, have you ever been a

             8    deposition witness before?

             9           A.    I have not.

            10           Q.    Do you understand that this

            11    deposition is being taken in a matter pending

            12    in the United States District Court for the

            13    Middle District of North Carolina captioned

            14    RJR Nabisco Holdings versus Bennett LeBow,

            15    Brooke Group and Carl Icahn?

            16           A.    I do.

            17           Q.    And do you understand that you

            18    are being called as a witness in that action

            19    by RJR, the plaintiff?

            20           A.    Yes.

            21           Q.    Sir, are you here pursuant to a

            22    subpoena that was served upon you?

            23           A.    I am.

            24                 MR. STERN:  I would like the

            25           reporter to mark as Strauss Exhibit 1,







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             1                       Strauss

             2           the subpoena, a copy of that subpoena.

             3                 (Copy of subpoena marked Strauss

             4                 Exhibit 1 for identification, as

             5                 of this date.)

             6           Q.    Mr. Strauss, I have placed a copy

             7    of Exhibit 1 before you.  I ask you if you can

             8    identify that as a copy of the subpoena that

             9    was served upon you with respect to this

            10    deposition?

            11           A.    I can, yes.

            12           Q.    Mr. Strauss, do you understand

            13    that you are obliged as a matter of law to

            14    respond to my questions truthfully?

            15           A.    I do.

            16           Q.    And you understand that your

            17    testimony is being given under penalties of

            18    perjury; is that correct?

            19           A.    Yes.

            20           Q.    Sir, would you state your current

            21    residence address?

            22           A.    156 Brite, B-R-I-T-E, Avenue,

            23    Scarsdale, New York 10583.

            24           Q.    And your current business

            25    address?







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             1                       Strauss

             2           A.    I have none.  My home is my

             3    business address.

             4           Q.    What was the date and place of

             5    your birth?

             6           A.    I was born August 27, 1932 in

             7    Stuttgart, Germany.

             8           Q.    Were you raised in Stuttgart?

             9           A.    Until I was almost four.

            10           Q.    Then where did you go?

            11           A.    Came with my parents to this

            12    country.

            13           Q.    Where was that?

            14           A.    Originally in New York City for a

            15    brief time and then to Hartford, Connecticut.

            16    After approximately a year to Lancaster,

            17    Pennsylvania where I, in effect, grew up

            18    through my attendance of high school.

            19           Q.    Did you attend college?

            20           A.    Yes.

            21           Q.    Where was that?

            22           A.    Harvard College.

            23           Q.    Did you receive a degree?

            24           A.    I did.

            25           Q.    What degree did you receive?







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             1                       Strauss

             2           A.    AB.

             3           Q.    What year did you receive it?

             4           A.    1954.

             5           Q.    Have you had any other education

             6    past high school?

             7           A.    I was graduated from Harvard

             8    Business School in 1958.

             9           Q.    With an MBA?

            10           A.    MBA.

            11           Q.    Would you tell me your full-time

            12    employment history starting with your first

            13    full-time employment?

            14           A.    My first full-time employment was

            15    in early summer of 1958 when I joined the

            16    General Cigar Company as a trainee.  I was

            17    with the General Cigar Company which became

            18    subsequently part of Culbro in 1976, it was

            19    just a name change, until 1977 when I

            20    transferred to the distribution division,

            21    wholesale distribution division of Culbro.

            22                 I left General Cigar Company as

            23    an executive vice president operations, took

            24    over as president and CEO of Metropolitan,

            25    what was known then as Metropolitan Tobacco







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             1                       Strauss

             2    Company and subsequently Metropolitan

             3    Distribution Services, Inc.  Served in that

             4    capacity until 1983 when Culbro purchased a

             5    much larger distribution operation in the

             6    southeast part of the country.  And as a

             7    result of the larger distribution business,

             8    which amounted to something over a billion

             9    dollars, I formed a corporate entity called

            10    the SENECO Company, S-E-N-E-C-O, which was

            11    actually an acronym for Southeast Northeast

            12    Colorado because we had distribution

            13    operations in the northeast and southeast and

            14    in Colorado.

            15                 I was president and CEO of that

            16    operation until 1986 when Culbro decided to

            17    sell the northeast operation.  I put together

            18    an investment group to purchase it and left

            19    Culbro and became president and CEO and

            20    part-owner of my former company, Metropolitan

            21    Distribution Services, Inc.  That status

            22    pertained until 1990 when we sold that

            23    business after which I became a consultant in

            24    the industry or the industries I was

            25    associated with and had clients such as







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             1                       Strauss

             2    American Tobacco, Hershey Chocolate, that kind

             3    of company.  And did that for about year

             4    and-a-half when American Tobacco asked me to

             5    join them on a permanent basis, which I did.

             6    And in December of '91, I was with American

             7    Tobacco until they were purchased by Brown &

             8    Williamson in December of 1994 when at the

             9    closing all of the executives were immediately

            10    terminated.  I was senior vice president.  I

            11    had two jobs, senior vice president of trade

            12    marketing and senior vice president of

            13    international division of the international

            14    business of American Tobacco.  Since that

            15    time, I've been again a consultant basically

            16    in the tobacco industry or with clients such

            17    as Rothman International and Havatampa, Inc.

            18           Q.    In general, what were your

            19    responsibilities at General Cigar?

            20           A.    Well, I was trained in and

            21    basically grew up in the manufacturing in the

            22    leaf processing end of the business.  And

            23    eventually, I was in charge of all

            24    manufacturing operations, homogenized tobacco

            25    operation.  International operation primarily.







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             1                       Strauss

             2    That was my primary areas.

             3           Q.    What is or maybe I should say

             4    what was the business of General Cigar?

             5           A.    General Cigar is a major cigar

             6    manufacturer in the United States.  They also

             7    at one time were also, when I was involved, in

             8    the snuff and chewing tobacco business as

             9    well.

            10           Q.    I may ask you to clarify

            11    something you said in your answer.  What is

            12    the relationship between Metropolitan or what

            13    was the relationship between Metropolitan

            14    Tobacco and General Cigar.

            15           A.    In the early -- prior to the

            16    1970s basically, the typical relationship

            17    between cigar companies and wholesale

            18    distributors were that they were franchised.

            19    In other words, one distributor franchised by

            20    one major company would not handle the

            21    products of another major company.

            22    Metropolitan Tobacco was the major distributor

            23    for General Cigar products in New York and New

            24    Jersey.

            25                 In 1963, Metropolitan was failing







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             1                       Strauss

             2    as a business and it appeared that one of

             3    General Cigar's competitors was interested in

             4    buying General Cigar -- Metropolitan so that

             5    General Cigar in turn decided to buy

             6    Metropolitan.  So Metropolitan became a

             7    division of General Cigar Company and remained

             8    so until my group purchased it in 1986.  That

             9    system changed subsequent to the '60s.

            10    Distributors handled all products of all

            11    different companies.  They were no longer

            12    franchised in the cigar business.

            13           Q.    Now, you became, I believe you

            14    said, correct me if I've misunderstood you,

            15    that there came a time when you became

            16    president and CEO of a company or an operation

            17    called SENECO; is that correct?

            18           A.    That's correct.

            19           Q.    At that time, that was a

            20    wholly-owned subsidiary?

            21           A.    I formed that company for Culbro

            22    Corporation.

            23           Q.    And then you became president and

            24    CEO of Metropolitan subsequent to a leveraged

            25    buyout transaction?







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             1                       Strauss

             2           A.    Correct.

             3           Q.    At that time, did Metropolitan

             4    have any public shareholders?

             5           A.    No.

             6           Q.    Then there came a time when you,

             7    starting in 1990, when you were performing

             8    consulting services for various clients?

             9           A.    Correct.

            10           Q.    What was the nature of those

            11    services?

            12           A.    Since I had been a manufacturer

            13    and then subsequently a distributor, I was in

            14    a kind of an unique position of having

            15    activity on both sides of the trade

            16    relationship.  So that my primary area of help

            17    to these companies was in the area of the

            18    trade relationships.

            19           Q.    Trade relationship --

            20           A.    With our customers.

            21           Q.    With respect to tobacco products;

            22    is that correct?

            23           A.    Also confectionery products.  As

            24    wholesale distributor, I handled tobacco,

            25    confectionery, grocery, beverages, health and







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             1                       Strauss

             2    beauty aids, et cetera.  I was involved with

             3    all the major packaged consumer products

             4    companies in the country as I was a customer

             5    of all of these companies.

             6           Q.    Then you went to work for

             7    American Tobacco after about a year or two of

             8    consulting; is that correct?

             9           A.    Right.

            10           Q.    You have given me your titles,

            11    can you describe for me your responsibilities

            12    at American Tobacco?

            13           A.    Well, my initial responsibilities

            14    were kind of open-ended because they brought

            15    me in to try to upgrade their trade

            16    relationships.  I had a concept that

            17    manufacturers could do a better job with their

            18    wholesale distributors if they dealt with them

            19    in a more evenhanded and consistent way.  And

            20    I convinced American Tobacco at the time to

            21    get into the deep discount business because

            22    they were in the discount end of the business,

            23    but there was a growing segment below that

            24    category that threatened, I thought,

            25    threatened to depreciate their discount







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             1                       Strauss

             2    segment.  I said you have no baskets to catch

             3    any fallout.  So I formed what was called

             4    American Value Alliance.  That was --

             5    eventually became three networks of total of

             6    about 625 distributors around the country

             7    handling three different deep discount

             8    products.  And I developed that business.

             9    Within a year to 18 months that business

            10    became 18 percent of American Tobacco's

            11    business.  It was a significant part of their

            12    portfolio.  At the point at which -- at the

            13    point -- this American Value Alliance was a

            14    growing concern, I basically turned over the

            15    day-to-day operations of it to others and

            16    became kind of like the mother hen for it.

            17    And then they asked me to take over the

            18    international operations which I did.  And

            19    that is where I basically was when the company

            20    was taken over.

            21           Q.    How long were you involved in the

            22    international operation at American Tobacco?

            23           A.    About a year and-a-half.

            24           Q.    What did you do with respect to

            25    international operations?







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             1                       Strauss

             2           A.    I supervised their relationships

             3    around the world in terms of sales and

             4    marketing the products.

             5           Q.    Now, several times in your

             6    description of your career you used the

             7    expression "trade relationships."  I wonder if

             8    you can explain what you mean by trade

             9    relationships?

            10           A.    Well, the trade is, I guess is a

            11    term of art in the industry that relates to

            12    the customers.  Both wholesale and retail

            13    customers.  And every consumer -- every

            14    package consumer products manufacturer has a

            15    direct relationship with wholesale and retail

            16    customers.  And there is a -- there is a

            17    difference the way each customer handles those

            18    relationships covering the entire spectrum of

            19    such relationships.  And it's a key to the

            20    success of any major consumer product in this

            21    country because it's a large market, very

            22    diverse market, and there is no way that

            23    manufacturers can deliver their products

            24    directly to every retail store door so they

            25    rely on other people to do that.  Typically, a







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             1                       Strauss

             2    cigarette manufacturer may only have somewhere

             3    around 2500 to 3,000 customers in this entire

             4    country whereas I, as Metropolitan

             5    distributors, alone had between 8- and 9,000

             6    customers in the New York-New Jersey area.  It

             7    shows you since there are about 300,000

             8    outlets in this country that sell these kind

             9    of products, it's a major relationship that

            10    has to be properly handled in order to be

            11    successful.

            12           Q.    So, then, I'm correct in

            13    understanding that your business experience

            14    and expertise has been in the field of the

            15    distribution of tobacco and other packaged

            16    goods products?

            17           A.    That is part of it.

            18                 MS. LICHSTEIN:  Object to the

            19           form.

            20                 Sorry, go ahead, Mr. Strauss.

            21           A.    Part of my experience was in that

            22    end.  I was also part of the supplier side of

            23    the equation.  Started out that way as a

            24    manufacturer in cigars.  And other tobacco

            25    products and subsequently after my







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             1                       Strauss

             2    distribution experience applied what I had

             3    learned at American Tobacco.

             4           Q.    With respect to the consulting

             5    activities that you performed since leaving

             6    American Tobacco, in general, are those the

             7    same kind of services that you provided in

             8    your prior period of consulting prior to

             9    joining American Tobacco?

            10           A.    In most cases, yes.

            11           Q.    In what sense?  In what respects,

            12    if any, have your consulting services changed

            13    since the prior period in which you served as

            14    consultant?

            15                 MS. LICHSTEIN:  Object to the

            16           form.

            17                 THE WITNESS:  Excuse me.

            18           Clarification.  When you object to the

            19           form --

            20                 MR. MASHBERG:  It means that you

            21           can answer.

            22                 MR. STERN:  So we are all clear,

            23           I have an option to put a different

            24           question or to stand on my question and

            25           in this case, I have chosen to stand on







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             1                       Strauss

             2           my question.

             3                 MR. MASHBERG:  If you need a

             4           clarification, you can ask for one.

             5                 MS. LICHSTEIN:  I just want to

             6           say something on the record.  Mr.

             7           Strauss, to the extent any of the

             8           consulting arrangements that you were

             9           engaged in involved confidentiality

            10           agreements as to the scope of your

            11           assignment between you and the entity

            12           for whom you are performing consulting,

            13           I think it would be appropriate for you

            14           to tell Mr. Stern that so that there

            15           would not be an issue here of your

            16           breaching any business obligations or

            17           contractual commitments that you have.

            18           A.    With respect to one of my major

            19    clients, which is a cigar company, it

            20    transcends the trade relationship.  Although

            21    that is a major portion of it, because of my

            22    background in cigar manufacturing and tobacco

            23    processing, they have also hired me to review

            24    some of their practices in those areas.  And

            25    also in the area of succession planning.







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             1                       Strauss

             2    Because the reason they are relying on me is

             3    because of a longstanding relationship.  They

             4    trust me and they can consult with me on a

             5    very confidential basis.

             6                 With regard to my other major

             7    client, part of that arrangement was in the

             8    nature of a confidential arrangement.  But

             9    part of it was also because of my reputation

            10    and experience in the distribution trade.

            11    They hired me to advise them in that area.

            12           Q.    Sir, I'm not attempting to ask

            13    about any business confidence that you have or

            14    the specifics of any particular engagement

            15    that you may have undertaken.  I'm trying to

            16    have on the record a clear statement of the

            17    scope of your business experience and

            18    consulting activities.

            19                 With the exception of the client

            20    that you described in your previous answer, is

            21    it accurate to say that your current

            22    consulting services generally relate to the

            23    manufacture and distribution of tobacco

            24    products?

            25           A.    That is a fair description.  Yes.







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             1                       Strauss

             2           Q.    Now, have you ever served on the

             3    board of directors of any publicly held

             4    company?

             5           A.    I have not except -- no.  I'm

             6    sorry.  It was not public then.  No.  I was

             7    thinking of my own company.

             8           Q.    Have you ever been named as a

             9    party in any litigation?

            10                 MS. LICHSTEIN:  Do you mean Mr.

            11           Strauss personally?

            12                 MR. STERN:  Yes.

            13           A.    No.

            14           Q.    To your knowledge, have you ever

            15    been the subject of any investigation by the

            16    S.E.C.?

            17           A.    No.

            18           Q.    By any governmental agency?

            19           A.    Not to my knowledge.

            20           Q.    Now, are you represented here

            21    today by counsel?

            22           A.    I am.

            23           Q.    Can you identify this counsel?

            24           A.    Yes.  Mr. Mashberg from Proskauer

            25    and Ms. Lichstein from Milbank.







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             1                       Strauss

             2           Q.    Other than with counsel, have you

             3    discussed your deposition appearance today

             4    with any other person?

             5           A.    No.

             6           Q.    Who is paying the fees of your

             7    counsel?

             8           A.    I don't know that from personal

             9    knowledge.

            10           Q.    Are you planning on paying the

            11    fees for your counsel?

            12           A.    No.

            13           Q.    Would those fees be paid to any

            14    party to this litigation, to your knowledge?

            15           A.    I do not have that personal --

            16    direct personal knowledge.

            17           Q.    Do you have any understanding in

            18    that respect?

            19           A.    I can only assume that --

            20                 MS. LICHSTEIN:  Mr. Strauss, I'm

            21           sure that Mr. Stern would agree that

            22           it's your obligation here to testify

            23           truthfully as to facts but not to

            24           guess or assume or speculate.

            25           Q.    Sir, if you would look at Exhibit







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             1                       Strauss

             2    1, please.  You'll see that there is attached

             3    to the subpoena a schedule that requests

             4    documents in various categories.  Do you see

             5    that?

             6           A.    Yes.

             7           Q.    Have you reviewed that document

             8    before today?

             9           A.    I have.

            10           Q.    Have you performed a search for

            11    the documents described in those categories?

            12           A.    Yes.

            13           Q.    When did you do that?

            14           A.    Subsequent to my receipt of the

            15    subpoena.

            16           Q.    And did you discuss with anyone

            17    prior to performing that search, the search

            18    that you were intending to perform?

            19           A.    No.

            20           Q.    What did you do to undertake that

            21    search?  How did you -- I'll withdraw that

            22    question.

            23                 How did you go about performing

            24    that search?

            25           A.    All the documents asked for in







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             1                       Strauss

             2    the subpoena were in one file that I had

             3    relative to my relationship to the RJR Nabisco

             4    situation.  And I simply went to that file.

             5           Q.    Was that a file that you

             6    maintained in your home?

             7           A.    Correct.

             8           Q.    What was the label on that file?

             9           A.    RJR.

            10           Q.    Did you remove the documents in

            11    that file?

            12           A.    I did.

            13           Q.    What did you do with those

            14    documents?

            15           A.    I sent them to my attorney.

            16           Q.    Did you send all of those

            17    documents to your attorney?

            18           A.    I did.

            19           Q.    To your knowledge, has your

            20    attorney produced all of those documents to me

            21    in connection with this deposition?

            22           A.    I don't know that.

            23           Q.    Do you maintain a diary or

            24    calendar of personal appointments or phone

            25    calls or the like?







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             1                       Strauss

             2           A.    I have a diary.  Yes.

             3           Q.    Do you believe your diary would

             4    contain entries reflecting meetings or

             5    communications concerning RJR?

             6           A.    Yes.

             7           Q.    Did you search your diary to

             8    determine if any of those, any pages or

             9    entries in the diary, were responsive to the

            10    subpoena?

            11           A.    Yes.

            12           Q.    Did you find any?

            13           A.    Yes.  Yes.  I did.

            14           Q.    What did you do with those pages?

            15           A.    I didn't do anything with them.

            16           Q.    Did you discuss with anyone

            17    whether or not those pages were required to be

            18    produced pursuant to the subpoena?

            19           A.    I did not.

            20           Q.    Did you give consideration to

            21    whether or not those pages were called for by

            22    the subpoena?

            23                 MS. LICHSTEIN:  Object to the

            24           form.

            25           A.    I did not.







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             1                       Strauss

             2           Q.    Do you have any objection to

             3    producing those pages?

             4           A.    I have not.

             5           Q.    Do you have your diary with you?

             6           A.    I do not.

             7           Q.    Who maintained the file labeled

             8    RJR that you searched with respect to the

             9    subpoena?

            10           A.    I do.

            11           Q.    Do you have a secretary?

            12           A.    No.

            13           Q.    What kind of documents did you

            14    place within that file?

            15           A.    There were all the documents that

            16    were sent to me by Mr. LeBow's office relative

            17    to -- there were analysts' reports, filings, I

            18    guess copies of filings relative to the

            19    consent solicitation.  There was the

            20    questionnaire that I filled out with regard to

            21    becoming a nominee.

            22                 There was the draft of the --

            23    various drafts of the indemnity agreement that

            24    I received from Brooke Group with regard to

            25    this matter.







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             1                       Strauss

             2                 There was also a document

             3    prepared by, I believe, by the public

             4    relations firm with questions and answers with

             5    regard to certain issues in this matter that I

             6    might be faced with if I were called by

             7    anybody.

             8                 That is the general nature.

             9           Q.    Did you receive any documents

            10    relative to the RJR matter that you did not

            11    put in this file?

            12           A.    No.

            13           Q.    Did you destroy any documents?

            14           A.    No.

            15           Q.    Discard or otherwise discard any

            16    documents?

            17           A.    No.

            18           Q.    Did you place any documents

            19    outside of your possession in any way?

            20           A.    No.

            21           Q.    Did you generate any documents

            22    relating to RJR to the RJR matter?

            23           A.    I did not.

            24           Q.    Am I correct that there came a

            25    time when your name was placed in nomination







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             1                       Strauss

             2    as a director of RJR; is that correct?

             3                 MS. LICHSTEIN:  Object to the

             4           form.

             5           A.    Yes.

             6           Q.    And your name was proposed by the

             7    Brooke Group; is that correct?

             8           A.    Correct.

             9           Q.    When did you have your first

            10    communication with anyone concerning the

            11    subject of your being proposed as a director

            12    of RJR?

            13           A.    I was called by a headhunter on

            14    November -- I believe it was November 12th.

            15    Sunday, November 12th.

            16           Q.    Who was the headhunter.

            17           A.    I believe his name was Chester

            18    Hopkins.

            19           Q.    Is Mr. Hopkins someone that you

            20    knew?

            21           A.    No.

            22           Q.    So this was a cold call?

            23           A.    A cold call.

            24           Q.    What did Mr. Hopkins say to you?

            25           A.    He asked me whether I was







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             1                       Strauss

             2    familiar with the RJR Nabisco matter in

             3    relationship to Bennett LeBow.  And I told him

             4    that as a matter of fact at the time that he

             5    called me I was sitting reading The New York


             6    Times article about Mr. LeBow.  So I said I


             7    was very generally familiar with the matter.

             8           Q.    What else did Mr. Hopkins say?

             9           A.    He asked me whether I was willing

            10    to talk with Mr. LeBow.  I asked him on what

            11    subject.  He said he would like to talk to you

            12    about this matter with regard to RJR Nabisco

            13    and he's coming to New York the following day.

            14    Would I be available.  I told him that I

            15    would.

            16           Q.    Did Mr. Hopkins say more

            17    particularly, what Mr. LeBow wanted to talk to

            18    you about?

            19           A.    I don't recall his being very

            20    specific about it.

            21           Q.    Do you recall anything else that

            22    was said by either you or Mr. Hopkins in this

            23    conversation?

            24           A.    I do not.

            25           Q.    Do you know how it is that Mr.







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             1                       Strauss

             2    Hopkins happened to call you?

             3                 MS. LICHSTEIN:  Object to the

             4           form.

             5           A.    I have no idea.

             6           Q.    Had you had any prior business

             7    dealings with Mr. LeBow?

             8           A.    None.

             9           Q.    Did you know him?

            10           A.    Only knew him by reputation.

            11           Q.    And what was the reputation that

            12    you knew him by?

            13           A.    I was a competitor of his.  He'd

            14    been involved in the industry since I believe

            15    it was something in the late '80s.  When he

            16    became involved with Liggett and he was -- his

            17    company was, while the smallest company in the

            18    industry, was still a very sizable competitor

            19    particularly in the area that I was involved

            20    with American Tobacco.

            21           Q.    That area being?

            22           A.    The deep discount.

            23           Q.    Had you had any prior, other than

            24    the competitive relationship that you

            25    described, had you had any prior dealings with







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             1                       Strauss

             2    any of the companies associated with Mr.

             3    LeBow, particularly Brooke Group or Liggett?

             4           A.    None other than I was a customer

             5    of theirs when I was a distributor.

             6           Q.    Again, in the ordinary course of

             7    business; is that correct?

             8           A.    That's correct.

             9           Q.    Did you meet with Mr. LeBow the

            10    next day?

            11           A.    I did.

            12           Q.    Where did that meeting take

            13    place?

            14           A.    At the Carlyle Hotel.

            15           Q.    And how long did the meeting

            16    last?

            17           A.    It lasted barely over an hour.

            18           Q.    Up until the time that you

            19    received your call from Mr. Hopkins -- other

            20    than The New York Times article that you were


            21    reading, what information did you have, if

            22    any, about Mr. LeBow's interest in RJR?

            23           A.    I only recall that -- I was

            24    generally familiar that there was an issue and

            25    I was not clear as to what the issue was at







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             1                       Strauss

             2    that time.

             3           Q.    Was your familiarity the result

             4    of reading the newspapers?

             5           A.    Correct.

             6           Q.    Or general media?

             7           A.    Correct.

             8           Q.    It was not the result of

             9    discussion with anyone involved in the

            10    situation; is that correct?

            11           A.    No.  No.

            12           Q.    To aid the record, if you could

            13    let me complete my question before answering

            14    it, we will not be in a position of talking

            15    over one another so that the reporter can

            16    accurately transcribe what we are saying.

            17                 (Discussion held off the record.)

            18                 MR. STERN:  In an off-the-record

            19           consultation, we realized that there is

            20           possibly some confusion on the record.

            21           Mr. Strauss, would you clarify your

            22           last answer.

            23           A.    My only knowledge about the

            24    matter between Mr. LeBow and RJR came from any

            25    reading I had done in the newspaper.







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             1                       Strauss

             2           Q.    Now, in between the conversation

             3    with Mr. Hopkins on that Sunday, and this

             4    meeting with Mr. LeBow, did you have any

             5    communications with anyone concerning RJR?

             6           A.    I did not.

             7           Q.    Did you do any research

             8    concerning Mr. LeBow's interest in RJR?

             9           A.    None.

            10           Q.    Who else attended this meeting at

            11    the Carlyle?

            12           A.    Howard Lorber.

            13           Q.    Who is Mr. Lorber?

            14           A.    He's an associate of Mr. LeBow.

            15           Q.    Is he someone you knew prior to

            16    this meeting?

            17           A.    Never met him.  Never heard of

            18    him.

            19           Q.    Anyone else besides yourself, Mr.

            20    LeBow and Mr. Lorber?

            21           A.    No.

            22           Q.    To your best recollection, what

            23    was said and by whom at this meeting?

            24           A.    I can only remember the general

            25    flow of the meeting.  I cannot tell you







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             1                       Strauss

             2    whether -- what was said by Lorber or by

             3    LeBow.  Generally, first part of the meeting

             4    was just a review of my background although

             5    that didn't take very long.  And then both

             6    LeBow and Lorber, and in what order I can't

             7    remember, talked about just a general

             8    situation with regard to his relationship with

             9    LeBow -- LeBow's relationship with RJR and his

            10    desire to initiate a consent solicitation with

            11    regard to the spin-off of Nabisco.  And the

            12    reason we were meeting was because while no

            13    effect whatsoever or it may never come to pass

            14    because he was under a requirement by the

            15    bylaws of RJR Nabisco to produce a slate of

            16    nominees if he had ever intended to put one

            17    forth by November 20th.  He was doing that at

            18    this point.  And my name came to his attention

            19    and he wondered whether I was willing to be

            20    such a nominee.  And it was their intention of

            21    having an informal meeting with all nominees

            22    later that week prior to November 20th before

            23    they had to submit their list.

            24                 I think, if I recall correctly,

            25    Mr. LeBow was the one who said to me that it







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             1                       Strauss

             2    would -- I should be clear about the fact that

             3    this may never come to pass, this proxy

             4    battle, that his primary interest was in

             5    having RJR Nabisco spin off the balance of the

             6    Nabisco holdings.

             7                 The other major topic of the

             8    meeting was a discussion of the demise of

             9    American Tobacco.  The fact that Brown &

            10    Williamson was under an FTC consent order to

            11    divest itself of certain brand assets of

            12    American Tobacco.  And that was an issue that

            13    I was familiar with and the fact that Mr.

            14    LeBow and the Liggett group were involved at

            15    that time in an effort to secure some of those

            16    assets.  The discussion was primarily centered

            17    around what I knew about those assets.  And

            18    that part of the meeting probably consumed the

            19    lengthiest part of the discussion.

            20           Q.    Did the discussion about the

            21    American Tobacco assets have anything to do

            22    with the RJR matter?

            23           A.    No.

            24           Q.    Other than what you've testified

            25    about, do you remember anything further about







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             1                       Strauss

             2    what either Mr. LeBow or Mr. Lorber said about

             3    the RJR situation?

             4           A.    I think I communicated to you

             5    already about what I remember about that.

             6           Q.    What did you tell Mr. LeBow and

             7    Mr. Lorber?

             8           A.    What did I tell him?

             9           Q.    What did you say at the meeting?

            10           A.    Well, other than the discussion

            11    of my background, I discussed my background

            12    similar as to what I did today although

            13    probably in even briefer terms.  In terms of

            14    the American Tobacco issue, I told them what I

            15    knew about some of the brands and also what I

            16    knew about some of the people who were

            17    competing to buy those brands from Brown &

            18    Williamson as well as the factory, the

            19    American Tobacco factory.

            20                 As far as the other matter was

            21    concerned, I didn't comment at all.  I

            22    listened.

            23           Q.    Did you make any commitment one

            24    way or the other with respect to -- let me

            25    withdraw that question.







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             2                 At this meeting, did Mr. LeBow or

             3    Mr. Lorber invite you to have your name placed

             4    in nomination by the Brooke Group?

             5           A.    They did.

             6           Q.    And what did you say to that?

             7           A.    I said I would consider it and

             8    let them know within a day or so.

             9           Q.    Did you discuss any compensation?

            10           A.    None.

            11           Q.    Did you discuss indemnification?

            12           A.    Did not.

            13           Q.    Did you discuss the terms of any

            14    agreement that you might reach with LeBow or

            15    any of his affiliates with respect to that

            16    invitation of his?

            17           A.    Did not.

            18           Q.    Was anything said at the meeting

            19    to suggest how it is that Mr. Hopkins came to

            20    identify you as someone to be approached by

            21    Mr. LeBow in this meeting?

            22           A.    Did not.

            23           Q.    Did you ask that question?

            24           A.    I did not.

            25           Q.    Was there anything said in this







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             2    meeting concerning a possible sale or merger

             3    of Liggett?

             4           A.    None.

             5           Q.    Was there anything said at this

             6    meeting about why Mr. LeBow -- I'm going to

             7    withdraw this question and put a different

             8    one.

             9                 Did either Mr. LeBow or Mr.

            10    Lorber explain to you at this meeting why they

            11    favored a spin-off of Nabisco?

            12           A.    I cannot remember who said what.

            13    But I believe in their general discussion of

            14    the purpose of the meeting, indicated that

            15    they felt that the spin-off of Nabisco was

            16    necessary in order to free the valuation of

            17    the RJR Nabisco stock from its doldrums.

            18           Q.    Did they discuss with you the

            19    position that the company, that RJR had taken

            20    with respect to a spin-off issue?

            21                 MR. MASHBERG:  Sorry.

            22           Q.    With respect to a spin-off?

            23           A.    Yes.  They said that up to now,

            24    the company had indicated a desire at some

            25    point in the future to spin off Nabisco but







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             2    had no intention of doing so on a timely

             3    basis.

             4           Q.    Did they say anything about why

             5    the company had no intention to do so on what

             6    they called a timely basis?

             7           A.    Yes.  They indicated that

             8    ostensibly, the primary reason was because of

             9    the contention that the problems associated

            10    with tobacco litigation was a complicated

            11    factor.

            12           Q.    Did you make any comment on Mr.

            13    LeBow's or Mr. Lorber's statements about the

            14    company's reason for not proceeding with a

            15    spin-off on a timely basis?

            16           A.    I did not.

            17           Q.    In the course of your career, did

            18    you have any responsibilities with respect to

            19    tobacco litigation?

            20                 MR. MASHBERG:  Object to the

            21           form.

            22           A.    Do you want to repeat it?

            23                 MR. STERN:  I'll rephrase the

            24           question.

            25           Q.    What did you understand Mr. LeBow







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             2    to mean by tobacco litigation in the course of

             3    the context of this meeting?

             4           A.    I took it at face value.  I did

             5    not interpret it.

             6           Q.    Did you understand it to mean

             7    claims by a buyer on behalf of persons who

             8    claim to have been injured by the use of

             9    tobacco products?

            10           A.    No.  I understood it to mean the

            11    whole body of tobacco litigation ongoing at

            12    this time.

            13           Q.    In your career, had you ever had

            14    any responsibilities with respect to tobacco

            15    litigation of the kind that you understood Mr.

            16    LeBow or Mr. Lorber to be referring to?

            17           A.    I did not.

            18           Q.    Did Mr. LeBow and Mr. Lorber

            19    mention Mr. Icahn at this meeting?

            20           A.    I believe they did, yes.

            21           Q.    What did they say about Mr.

            22    Icahn?

            23           A.    Only that Mr. LeBow had entered

            24    into certain agreements with Mr. Icahn

            25    regarding a purchase of Nabisco stock.







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             2           Q.    Did they say anything more about

             3    those agreements?

             4           A.    No.

             5           Q.    Did you know who Mr. Icahn is?

             6           A.    I knew of him.  Yes.

             7           Q.    Who did you understand Mr. Icahn

             8    to be?

             9           A.    He was a well-known investor and

            10    venture capitalist.

            11           Q.    Did either Mr. Lorber or Mr.

            12    LeBow at this meeting describe to you any

            13    contacts that they had had with RJR on the

            14    subject of a spin-off?

            15                 MS. LICHSTEIN:  Object to the

            16           form.  Other than what was previously

            17           discussed at this deposition.

            18                 MR. STERN:  I'll take that.

            19           A.    No.

            20           Q.    Did they mention the name Steve

            21    Goldstone to you?

            22           A.    No.

            23           Q.    Did they mention the name Mike

            24    Harper to you?

            25           A.    No.







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             2           Q.    Did either Mr. LeBow or Mr.

             3    Lorber discuss with you any efforts that LeBow

             4    or the Brooke group had made to enlist the

             5    support of others in this effort to promote a

             6    spin-off?

             7           A.    No.

             8           Q.    Now, what happened next after

             9    this meeting in connection with the RJR

            10    matter?

            11                 MS. LICHSTEIN:  May I take a --

            12           off the record.

            13                 (Discussion held off the record.)

            14           Q.    Let me go back.  I'm going to ask

            15    you if you have ever heard of several

            16    individuals.

            17                 Lucia Tan?

            18           A.    No.

            19           Q.    T-A-N?

            20           A.    No.

            21           Q.    Fortune Tobacco?

            22           A.    I've read about it.

            23           Q.    What have you read about Fortune?

            24           A.    Just read the name.

            25           Q.    Have you read about anything







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             2    having to do with Fortune Tobacco in the

             3    context of RJR?

             4           A.    In the article, I believe in the

             5    article that was written by a reporter for The


             6    New York Times it was mentioned, yes.


             7           Q.    What was said about Fortune

             8    Tobacco, do you remember?

             9           A.    I don't remember.

            10           Q.    Michael Price?

            11           A.    Again, same.

            12           Q.    Sorry --

            13           A.    Same.  I have read about Michael

            14    Price, analyst report, and in that article I

            15    believe.

            16           Q.    But you never discussed Mr. Price

            17    with Mr. LeBow or any of his associates; is

            18    that right?

            19           A.    I never did.  No.

            20           Q.    Gary Black?

            21           A.    Gary Black I'm familiar with from

            22    reading his work for years.

            23           Q.    Did you ever discuss RJR with Mr.

            24    Black?

            25           A.    No.







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             2           Q.    Did you ever discuss Mr. Black

             3    with Mr. LeBow or Mr. Lorber?

             4           A.    No.

             5           Q.    Gerald Levin?

             6           A.    Heard of him.  Yes.

             7           Q.    Who is Mr. Levin?

             8           A.    CEO of Time Warner.

             9           Q.    Have you ever discussed Mr. Levin

            10    in the context of RJR?

            11           A.    I have not.

            12           Q.    Has his name come up in any of

            13    your discussions with Mr. LeBow or Mr. Lorber?

            14           A.    It has not.

            15           Q.    Brian Kirkland?

            16           A.    Brian Kirkland I have spoken to

            17    when his faxes did not come through or

            18    something like that.  That is my only client.

            19           Q.    Who is Mr. Kirkland?

            20           A.    I believe he's associated with

            21    the Brooke Group.

            22           Q.    He's someone with whom you have

            23    communicated concerning RJR?

            24           A.    I have not communicated about

            25    RJR.  I have only communicated with him







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             2    regarding his faxes coming through.

             3           Q.    These are faxes concerning the

             4    RJR matter; is that correct?

             5           A.    Correct.

             6           Q.    Wassherstein Parella.

             7                 MS. LICHSTEIN:  Is that the

             8           question, has he ever heard of

             9           Wassherstein Parella?

            10                 MR. STERN:  Yes.

            11           A.    Yes.

            12           Q.    Have you had any discussion with

            13    anyone concerning Wassherstein Parella and Mr.

            14    LeBow's interest in RJR?

            15           A.    No.

            16           Q.    Mario Biaza?

            17           A.    No.

            18           Q.    Have you heard of him?

            19           A.    No.

            20           Q.    Tabacalera.  T-A-B-A-C-A L-E-R-A.

            21    Have you heard of Tabacalera?

            22           A.    I have dealt with Tabacalera.

            23           Q.    Have you had any discussion with

            24    anyone concerning Tabacalera and Mr. LeBow's

            25    interest in RJR?







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             2           A.    I have not.

             3           Q.    Reemtsma.  Have you heard of

             4    R-E-E-M-T-S-M-A?

             5           A.    Yes.

             6           Q.    Have you had any discussion with

             7    anyone concerning that company and Mr. LeBow's

             8    interest in RJR?

             9           A.    I have not.

            10           Q.    Intabex.

            11           A.    I know of Intabex.

            12           Q.    Have you had any discussion

            13    concerning Intabex in connection with Mr.

            14    LeBow's interest in RJR?

            15           A.    I have not.

            16           Q.    Have you ever heard of someone

            17    named Tony Taberer?

            18           A.    Yes.

            19           Q.    Who is Mr. Taberer?

            20           A.    He's associated with Intabex.

            21           Q.    Have you had any discussion with

            22    anyone concerning Mr. Taberer and Mr. LeBow's

            23    interest in RJR?

            24           A.    I have not.

            25           Q.    Gary Klesch.  Have you ever heard







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             2    of Gary Klesch.  K-L-E-S-C-H?

             3           A.    I have not.

             4           Q.    Have you had discussion with

             5    anyone concerning Rothman.  I believe you

             6    mentioned Rothman earlier.  Concerning

             7    Rothman's and Mr. LeBow's interest in RJR?

             8           A.    I have not.

             9           Q.    What happened next after your

            10    meeting with Mr. LeBow and Mr. Lorber

            11    concerning RJR?

            12           A.    I received an -- I believe it was

            13    a phone call saying there would be a meeting

            14    at the public relations firm SARD.  I forget

            15    the rest of the name of the company.  It's a

            16    public relations firm on Third Avenue in New

            17    York.  I believe it was on the 15th of

            18    November.  I believe it was a breakfast

            19    meeting.

            20           Q.    From whom did that phone call

            21    come?

            22           A.    I'm not 100 percent certain.  I

            23    believe Mr. LeBow's secretary.

            24           Q.    How long after the meeting at the

            25    Carlyle did you receive this phone call?







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             2           A.    It was the following day.

             3           Q.    Did the person who placed this

             4    phone call to you say anything other than

             5    there would be a meeting?

             6           A.    No.

             7           Q.    Did they say who would be at the

             8    meeting or what the meeting would concern?

             9           A.    Only that it was a meeting that

            10    Mr. LeBow had -- LeBow or Lorber -- had

            11    indicated would take place or the proposed

            12    nominees --

            13           Q.    What did you say to the person on

            14    the other end of the phone?

            15           A.    I said I was available to attend

            16    the meeting.

            17           Q.    Had you by the time you received

            18    that call decided to accept the invitation to

            19    join the slate?

            20           A.    I had not fully made up my mind

            21    at that point.

            22           Q.    In between the meeting at the

            23    Carlyle and this phone call from -- this phone

            24    call concerning the meeting, had you

            25    communicated with anyone concerning what you







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             2    had heard from Mr. LeBow and Mr. Lorber?

             3           A.    Other than my wife.  I

             4    communicated with a close friend and my

             5    attorney.

             6           Q.    Who was that?

             7           A.    Name was Everett Jassy.

             8           Q.    You said you communicated with a

             9    close friend and attorney.  I take it Mr.

            10    Jassy was both a close friend and attorney?

            11           A.    Yes.

            12           Q.    Were you consulting in his

            13    capacity as lawyer or friend?

            14           A.    Both.

            15           Q.    Did you ask Mr. Jassy for legal

            16    advice?

            17                 MR. MASHBERG:  I think he just

            18           answered that question.

            19           A.    Yes.

            20           Q.    Other than your wife and Mr.

            21    Jassy, did you communicate with anyone

            22    concerning what you had been told by Mr. LeBow

            23    and Mr. Lorber at Carlyle?

            24           A.    I did not.

            25           Q.    In reflecting on Mr. LeBow's







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             2    invitation -- I'll ask a preliminary question.

             3    Did Mr. LeBow and Mr. Lorber tell you why they

             4    were inviting you as opposed to anyone else in

             5    the world to join this slate?

             6           A.    I don't recall their giving me

             7    any specific reason.

             8           Q.    In reflecting upon their

             9    invitation, what considerations did you have

            10    in mind?

            11                 MS. LICHSTEIN:  Object to the

            12           form.

            13                 MR. MASHBERG:  Do you understand

            14           the question?

            15                 MR. STERN:  I'll put a different

            16           question.

            17           Q.    What issues were you considering

            18    in reflecting upon the invitation?

            19                 MS. LICHSTEIN:  Object to the

            20           form.

            21           A.    Basically, I put it in the

            22    context of what my -- how my career had been

            23    shifted since I left American Tobacco.  And

            24    since I was debating at that time whether I

            25    wanted to continue in the consulting







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             2    environment or whether I wanted to get

             3    involved or try to get involved in another

             4    organizational effort.  In effect, be employed

             5    by another organization.  And I was in the

             6    middle at that time of circulating my resume

             7    for that purpose to try to help me make up my

             8    mind and whether or not a commitment to become

             9    a nominee, were it to in effect happen, how

            10    that would fit into my view of my future.

            11    Those are the kind of considerations that I

            12    was debating.

            13                 MS. LICHSTEIN:  Mr. Stern, I have

            14           let this deposition go forward now for

            15           an hour and 20 minutes.  I have given

            16           you considerable leeway in the scope of

            17           your questioning.  But I think much of

            18           your questioning is well beyond the

            19           scope permitted by the court and the

            20           reasons given by your firm as to why

            21           the depositions of potential director

            22           nominees would be taken here.  You are

            23           as aware of what that order says as I.

            24           I would respectfully request that we

            25           stay within those parameters of that







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             2           order.

             3                 MR. STERN:  Your position is

             4           noted on the record.  I disagree with

             5           any implication that we have gone

             6           beyond the scope of permissible

             7           discovery in this deposition.

             8           Q.    Did there come a time when you

             9    decided that you would join the slate?

            10           A.    Yes.

            11           Q.    When was that?

            12           A.    It was after -- it was actually

            13    before I attended the breakfast meeting on the

            14    15th.

            15           Q.    Now, between the time of the

            16    conversation at the Carlyle and the decision

            17    to join the slate, did you have any further

            18    discussions with anyone concerning Mr. LeBow's

            19    proposal?

            20           A.    Would you repeat the question?

            21           Q.    Did you have any further

            22    discussion with anyone concerning Mr. LeBow's

            23    invitation?

            24           A.    In what time frame?

            25           Q.    The time between the Carlyle and







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             2    the time you joined the slate.  Decided to

             3    join the slate?  Other than what you've told

             4    me about?

             5           A.    I did not.

             6           Q.    Did you do any research

             7    concerning RJR in that time period?

             8           A.    No.

             9           Q.    Were you a shareholder of RJR?

            10           A.    I was.

            11           Q.    When did you become a shareholder

            12    of RJR?

            13           A.    It was sometime after -- a

            14    relatively short time after the RJR Nabisco

            15    under the Kravis Kolbert group issued a public

            16    offering.

            17           Q.    How many shares did you have?

            18           A.    Originally it was 3,000.  Then it

            19    was a reverse split.  Now it's 600.

            20           Q.    All those shares were purchased

            21    at the same time; is that correct?

            22           A.    Correct.

            23           Q.    Now, after this conversation with

            24    a secretary or whoever it was that told you

            25    about this meeting, what was your next







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             2    communication with anyone concerning the

             3    slate?

             4           A.    I attended the meeting.

             5           Q.    And that meeting was on November

             6    15th?

             7           A.    Yes.

             8           Q.    And I think you said it was at

             9    the office of the Sard firm; is that correct?

            10           A.    Yes.

            11           Q.    Had you communicated to Mr. LeBow

            12    or any of his representatives prior to that

            13    meeting your intention to accept his

            14    invitation?

            15           A.    No.

            16           Q.    How long did the meeting last?

            17                 MR. MASHBERG:  This is the

            18           November 15th meeting?

            19                 MR. STERN:  Yes.

            20           A.    I don't remember exactly.  But it

            21    probably ended somewhere around -- it was

            22    before lunch.

            23           Q.    So part of the morning; is that

            24    correct?

            25           A.    Part of the morning.  Yes.







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             2           Q.    Who attended this meeting?

             3           A.    Obviously Bennett LeBow, Mr.

             4    Lorber, and I think Mr. Hirschenfeld from

             5    Milbank and several other of the proposed

             6    nominees.  I don't believe all of them were

             7    there.  One I don't know.  I know who wasn't

             8    there because I don't believe he had been

             9    named at that point was Fred Zuckerman.  The

            10    majority of the rest were there.  And then

            11    there were representatives there from the

            12    public relations firm whose names I don't

            13    recall.

            14           Q.    Prior to this meeting, did you

            15    know who the other nominees would be?

            16           A.    No.

            17           Q.    Had any names been mentioned to

            18    you by Mr. LeBow or Mr. Lorber or anyone else?

            19           A.    Other than Mr. LeBow, himself.

            20           Q.    What was said and by whom at this

            21    meeting?

            22           A.    First of all, the meeting was

            23    very much social in nature just where Mr.

            24    LeBow asked each of the people present to

            25    spend a little time introducing themselves.







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             2    That took a great deal of time.  After which

             3    Mr. LeBow reviewed the situation as it existed

             4    which I believe was the first time that I had

             5    heard that he had met with Mr. Harper.  All he

             6    did was report that that meeting resulted in

             7    his being convinced that there was no

             8    intention of spinning off Nabisco in the very

             9    near future which convinced him to proceed in

            10    the way he was proceeding.  And I think he

            11    then laid out a prospective timetable as to

            12    what was happening and concentrated pretty

            13    much exclusively on the consent solicitation.

            14    He indicated that the filing for that consent

            15    solicitation had not yet been approved by the

            16    S.E.C.  And he expected that it would at some

            17    point in the near future and that the consent

            18    solicitation would probably go out sometime in

            19    the January-February period.

            20                 He said that the shareholders

            21    meeting was scheduled for April.  He was very

            22    clear in his intention that -- this was very

            23    clear in my mind in his presentation that if

            24    RJR Nabisco made a representation that it was

            25    their intention to spin off Nabisco and on a







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             2    timely basis, that he would drop his efforts

             3    and I think his expression was "walk off into

             4    the sunset."  That was the general nature of

             5    the presentation.

             6           Q.    Did Mr. LeBow say anything else

             7    that you can remember?

             8           A.    Nothing with any specificity.

             9           Q.    Did anyone else speak at the

            10    meeting?

            11                 MS. LICHSTEIN:  Other than the

            12           potential director nominees who went

            13           around and introduced themselves.

            14           Q.    So far we heard about the

            15    introductions and Mr. LeBow's remarks.  Other

            16    than those two --

            17           A.    I think there were -- although I

            18    had no -- I asked no questions.  There were a

            19    few questions from the people.  I do not

            20    remember what they were.  They were additive

            21    to the discussion.

            22           Q.    Did Mr. Hirschenfeld speak?

            23           A.    I think he participated in the

            24    discussion.  What he said, I don't know.  I

            25    don't recall.







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             2           Q.    Did Mr. Lorber say anything?

             3           A.    I think he also spoke.  He also

             4    participated in the discussion.

             5           Q.    Do you remember what he said?

             6           A.    No.

             7           Q.    Did anyone from Sard speak?

             8           A.    Subsequent to Mr. LeBow's

             9    presentation, one of the representatives of

            10    the public relations firm indicated that it

            11    was -- since the slate of nominees had to be

            12    submitted by November 20th, there would be a

            13    release about that submission on the 20th.

            14    But in view of the interest and involvement of

            15    The New York Times reporter relative to the


            16    article he wrote about Mr. LeBow, they would

            17    have a pre-release notification by this

            18    reporter probably on the previous Friday.  I

            19    guess that was the 17th or something like

            20    that.  And that it was likely if that took

            21    place, that one or more of us would be

            22    contacted by that reporter.  And it was in

            23    that regard that they submitted this list of

            24    questions and answers which I have included in

            25    my submission for this deposition.







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             2                 And this person also singled me

             3    out as well as a couple of others I believe as

             4    likely candidates for that call.

             5           Q.    Did the person say why you were

             6    singled out?

             7           A.    For two reasons I think.  One --

             8    yes.  One was my background in this business.

             9    And secondly because I was clearly not

            10    associated with Mr. LeBow.

            11           Q.    Did the Sard representative say

            12    anything else to you on the subject of press

            13    contacts?

            14           A.    I don't remember them saying

            15    anything.

            16           Q.    Did this person tell you how to

            17    deal with press contacts?

            18                 MR. MASHBERG:  Deal with --

            19                 MS. LICHSTEIN:  Press contacts.

            20           A.    No.  No.  Gave me no

            21    instructions.

            22           Q.    Do you recall anything else being

            23    said by anyone at this meeting?

            24           A.    Only that we would be kept

            25    informed as to the progress of the matter.







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             2    That Mr. LeBow office would be submitting to

             3    us any thing related to the matter on an

             4    ongoing basis.

             5           Q.    Were there any documents

             6    distributed at the time at this meeting?

             7           A.    No.  Other than the questions and

             8    answers, no.

             9                 I'm sorry.  I need to amend that.

            10    That is when I got the questionnaire with

            11    regard to my nominee status.

            12           Q.    Was anything said at this meeting

            13    about the terms of any agreement that might be

            14    reached between Brooke Group and members of

            15    the proposed slate?

            16           A.    Yes.  There was one other thing I

            17    believe.  They indicated that we would be paid

            18    a fee for our involvement from then until the

            19    resolution of the matter.

            20           Q.    Who said that?

            21           A.    To my best recollection, it was

            22    Mr. LeBow.

            23           Q.    Did he say what that fee would

            24    be?

            25           A.    I don't recall the amount that







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             2    was communicated at that meeting.  I do not

             3    know that for sure.

             4           Q.    Did he indicate a range.

             5           A.    No.  No.

             6           Q.    Was there anything else said

             7    about the terms -- I'll ask a different

             8    question.

             9                 Did Mr. LeBow or anyone else

            10    indicate what that fee would cover?

            11                 MS. LICHSTEIN:  Object to the

            12           form.

            13           A.    I believe I indicated already

            14    that they indicated that the fee would cover

            15    our availability for this service between then

            16    and when the matter was resolved.

            17           Q.    Was there any discussion of

            18    indemnification or any other term of an

            19    agreement that might be reached between the

            20    Brooke Group and others in the room?

            21                 MS. LICHSTEIN:  Objection.  Asked

            22           and answered.

            23           A.    No.

            24                 MR. STERN:  I would like the

            25           reporter to mark as Exhibit 2, a







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             2           document, number on the first page PS

             3           9, that was produced this morning.

             4                 (Document headed "Questions &

             5                 Answers," bearing production Nos.

             6                 PS 9, 10 and 11, marked Strauss

             7                 Exhibit 2 for identification, as

             8                 of this date.)

             9           Q.    Mr. Strauss, Exhibit 2 is before

            10    you.  Can you identify that document?

            11           A.    Yes.  This is the document that

            12    was presented to us at the breakfast meeting

            13    at the PR firm.

            14           Q.    I only have that copy.  I didn't

            15    have the time to make extra copies which means

            16    we will have to pass it back and forth to each

            17    other.

            18                 Did anyone say anything at the

            19    meeting about who prepared this document,

            20    Exhibit 2?

            21           A.    I do not recall.

            22           Q.    There is handwriting on Exhibit

            23    2.  Can you identify the handwriting?

            24                 MS. LICHSTEIN:  Wait a minute.

            25           Can you give us a chance to get on the







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             2           same page.

             3                 MR. MASHBERG:  I have another

             4           copy of the document which I'll be

             5           happy to show you.

             6                 MR. STERN:  Thank you.  That will

             7           be much easier.

             8                 MR. MASHBERG:  I'm handing the

             9           witness a copy of the document.

            10           Q.    PS 10 has handwriting on it.  Is

            11    that your handwriting?

            12           A.    Yes.

            13           Q.    Can you read at this time?

            14           A.    It says "External and internal."

            15           Q.    What does that refer to?

            16           A.    I believe that refers to someone

            17    and I don't know who it was in the group

            18    indicated whether there had been any

            19    consideration given to who would be running

            20    the company if, in fact, a proxy battle were

            21    conducted and was successful.

            22           Q.    Were you given by anyone any

            23    instructions with respect to this document at

            24    the meeting?

            25           A.    No.







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             2           Q.    What did you understand the

             3    purpose of this document to be?

             4                 MS. LICHSTEIN:  Object to the

             5           form.  Asked and answered.

             6           A.    It was very clear to me that

             7    because they had indicated we would be

             8    possibly contacted by the newspaper, a

             9    newspaper that this was produced and it would

            10    be helpful to us in answering any questions

            11    that might be asked.

            12                 MR. STERN:  I would like to mark

            13           as Exhibit 3, a document that was

            14           produced this morning, first page No.

            15           PS 134.

            16                 (Document headed "Questionnaire

            17                 for Nominees," bearing production

            18                 Nos. PS 134 through 156, marked

            19                 Strauss Exhibit 3 for

            20                 identification, as of this date.)

            21           Q.    Mr. Strauss, can you identify

            22    that exhibit?

            23           A.    Yes.  That was the questionnaire

            24    I answered with regard to my participation as

            25    a nominee.







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             2           Q.    Was a form of that questionnaire

             3    distributed at the meeting?

             4                 MR. MASHBERG:  November 15th

             5           meeting?

             6                 MR. STERN:  Yes.

             7           A.    I believe that is when I received

             8    it, yes.

             9           Q.    I'm sorry.  May I have that back

            10    again?

            11           A.    Yes.  That is my recollection.

            12           Q.    Sir, you note that the first page

            13    of the document requests that a copy be

            14    returned no later than November 14, 1995?

            15           A.    Right.

            16           Q.    Do you see that?

            17           A.    Yes.

            18           Q.    Is it still your recollection

            19    that this document was distributed at the

            20    meeting that you described?

            21           A.    Yes.

            22           Q.    Which I believe you said took

            23    place November 15th?

            24           A.    That is the only time I could

            25    have received it.







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             2           Q.    In addition to Exhibit 2 and 3,

             3    were any other documents distributed at this

             4    meeting?

             5           A.    Not to my recollection.

             6           Q.    Now, you indicated that Mr.

             7    LeBow, in the course of his comments at the

             8    meeting, made reference to a meeting that he

             9    had with Mr. Harper; is that correct?

            10           A.    Yes.

            11           Q.    Do you remember anything else

            12    that he said about that meeting?

            13           A.    There were no details as I

            14    recall -- there were no details at that

            15    meeting discussed.

            16           Q.    Did Mr. LeBow say that the

            17    proposal he had made to Mr. Harper included as

            18    one part of it; a merger between Liggett and

            19    RJR?

            20           A.    I don't recall his mentioning

            21    that part in this discussion at all.

            22           Q.    Did Mr. LeBow say at the meeting

            23    that it was subsequent to his meeting -- that

            24    it was as a result of his meeting with Mr.

            25    Harper that he concluded that RJR would not







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             2    spin off Nabisco in the near term?

             3           A.    That is my recollection.

             4           Q.    After this meeting, what happened

             5    next?  What did you do next in connection with

             6    the RJR matter?

             7           A.    I believe I returned to my friend

             8    and my lawyer to report about the meeting.

             9    And also discuss with him -- that is when the

            10    issue of indemnification came out.  He

            11    introduced me to one of his partners.

            12                 MS. LICHSTEIN:  Excuse me.  Under

            13           the attorney-client privilege,

            14           substantive communications with your

            15           attorney wherein you were seeking legal

            16           advice and making communications to

            17           your attorney for the purposes of

            18           rendering legal advice are exempt from

            19           discovery under the Federal rules.  I

            20           would like to advise you of that in

            21           framing your answer.  Excuse me.

            22           A.    I visited my attorney and that is

            23    the extent of my answer.

            24           Q.    After visiting your attorney,

            25    what did you next do in connection with RJR?







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             2           A.    I called up Mr. Lorber with the

             3    specific question with the intention of

             4    indemnification.

             5           Q.    When did this call take place in

             6    relation to the meeting that you had just

             7    described?

             8           A.    After the meeting.

             9           Q.    The same day?

            10           A.    I believe it was later that day.

            11    Yes.

            12           Q.    And what did you say to Mr.

            13    Lorber and what did he say to you?

            14           A.    I asked him what the intention of

            15    Brooke Group was with regard to

            16    indemnification of the nominees.  What

            17    litigation might ensue.  He indicated that it

            18    was absolutely their intention.

            19           Q.    Did you say anything else to Mr.

            20    Lorber?

            21           A.    No.

            22           Q.    Anything else said in the course

            23    of this call?

            24           A.    No.

            25           Q.    What happened next?







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             2           A.    The next -- the only thing that

             3    happened next was that there was a series of

             4    back and forth between my attorney and Milbank

             5    with regard to that indemnification.

             6           Q.    Did there come a time when you

             7    signed an indemnification agreement?

             8           A.    Yes.

             9           Q.    Do you remember when that was?

            10           A.    I don't recall.  I don't recall

            11    when that was resolved.

            12                 MR. STERN:  I'm going to have

            13           marked as the next exhibit a document,

            14           the first page of which is numbered PS

            15           20.

            16                 (Multipage document, top

            17                 transmittal fax dated November

            18                 21, 1995, bearing production Nos.

            19                 PS 20 through 26, marked Strauss

            20                 Exhibit 4 for identification, as

            21                 of this date.)

            22           Q.    Mr. Strauss, can you identify

            23    Exhibit 4?

            24           A.    That was one of the drafts, I'm

            25    not sure which one, of the indemnification







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             2    agreement.

             3           Q.    Did there come a time -- I

             4    believe you said there came a time when you

             5    signed an indemnification agreement?

             6           A.    I did.  Yes.

             7           Q.    Is that correct?

             8           A.    Yes.

             9           Q.    Do you have the agreement that

            10    you signed in your possession?

            11           A.    I've been going through my files

            12    and I recognized that I do not have the final

            13    copy of what I signed.  My attorney has it

            14    apparently.

            15           Q.    Is that Mr. Jassy?

            16           A.    Yes.

            17           Q.    The document that was marked as

            18    Exhibit 4 has on its cover a date November 21.

            19    It appears to be a draft.  Can you tell me the

            20    date that you signed the actual agreement?

            21           A.    I don't recall that date.

            22           Q.    What happened next?  We've had

            23    the meeting in the Sard office.  And there was

            24    communication concerning indemnification.  And

            25    ultimately a signed indemnification agreement.







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             2    Was there anything else happening in this time

             3    frame relating to RJR that you were involved

             4    in?

             5           A.    That I -- do you want to rephrase

             6    the question?

             7           Q.    What do you recall happening next

             8    with respect to RJR?

             9                 MR. MASHBERG:  In your

            10           involvement.

            11           A.    The only thing that happened next

            12    was that once I had signed the consent to be a

            13    nominee and learned that there would be a

            14    public release of that information, I advised

            15    certain of my close friends and associates,

            16    particularly those in the industry about the

            17    fact before they would read it in the paper.

            18           Q.    Other than these conversations

            19    with friends and associates, other than

            20    advising them of the fact that you would be a

            21    nominee, did you discuss the substance of the

            22    consent solicitation?

            23           A.    I did not.

            24           Q.    Anything substantively done

            25    concerning RJR or the spin-off proposal?







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             2           A.    I did not.

             3           Q.    What happened next?

             4           A.    There was a period of time when

             5    we were -- when we received a lot of the

             6    information that I had submitted here.  The

             7    fax from the Brooke Group and then the next

             8    thing that happened was that we were advised

             9    of a luncheon meeting that would be held, I

            10    believe it was December the 14th at the Friars

            11    Club at which all of the nominees would be

            12    invited.

            13           Q.    Who advised you of this meeting?

            14           A.    I believe again it was Mr.

            15    LeBow's secretary.

            16           Q.    Do you recall when she so advised

            17    you?

            18           A.    I do not.

            19           Q.    When did you receive this advice?

            20           A.    I don't remember.

            21           Q.    How far in advance of the 14th

            22    was it?

            23           A.    I don't even recall that.

            24           Q.    Were you told what the subject of

            25    the meeting would be?







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             2           A.    It would be a luncheon meeting

             3    for the nominees to get together and get to

             4    know one another.

             5           Q.    Did that meeting in fact happen

             6    on December 14th?

             7           A.    Yes I believe it was December

             8    14th.

             9           Q.    Now, I take it that between the

            10    meeting on the 15th, November 15th, and this

            11    meeting on the 14th, you received information

            12    by fax; is that correct?

            13           A.    That's correct.

            14           Q.    From whom did you receive the

            15    information?

            16           A.    I believe all of it came from the

            17    Brooke office in Miami.

            18           Q.    Do you know who at the Brooke

            19    office was sending you the information?

            20           A.    Well, most of it I think was from

            21    Brian Kirkland's office.

            22                 I would like to amend my answer

            23    before.  I think I also -- some of the

            24    information was faxed from the public

            25    relations firm, too.







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             2           Q.    Do you know why you were being

             3    sent this information?

             4           A.    Pursuant to Mr. LeBow's

             5    indication that we would be kept informed of

             6    matters related to this issue.

             7           Q.    Were you asked to comment on any

             8    of this information?

             9           A.    I was not.

            10           Q.    Did you ever hear of New Valley

            11    Corporation?

            12           A.    Yes.

            13           Q.    What is New Valley Corporation?

            14           A.    I know very little of the company

            15    other than it's a holding company owned by Mr.

            16    LeBow.

            17           Q.    Have you had any business

            18    dealings with New Valley?

            19           A.    I have not.

            20           Q.    In any of your contacts with Mr.

            21    LeBow or anyone else concerning the RJR

            22    matter, was there ever any discussion about

            23    New Valley?

            24           A.    No.

            25                 MR. STERN:  I'm going to place







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             2           before the witness a collection of

             3           documents that were among the documents

             4           that were produced by the witness or on

             5           his behalf this morning.  And I would

             6           like to mark the entire set as Strauss

             7           Exhibit 5.

             8                 (Collection of documents, bearing

             9                 production Nos. PS 1 through 222,

            10                 marked Strauss Exhibit 5 for

            11                 identification, as of this date.)

            12           Q.    I place before you the collection

            13    of documents that have been marked as Exhibit

            14    5.  I'm going to ask you, if you would, to

            15    take a moment, sir, to review that collection

            16    of documents and tell me if these are the

            17    materials that were faxed to you from Brooke

            18    Group or others associated with Mr. LeBow that

            19    you have just testified about?

            20                 MS. LICHSTEIN:  Your question is

            21           including the PR group?

            22                 MR. STERN:  Yes.

            23                 MR. MASHBERG:  Can you represent

            24           that you tried to take out from the

            25           produced documents all the faxes that







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             2           appeared to be in that production?

             3                 MR. STERN:  I can with one

             4           exception.  There is an agreement

             5           signed by Mr. Strauss that has a fax

             6           line on it that I will ask him about

             7           subsequently.  The only other documents

             8           that I took out were either documents

             9           that had been previously marked today

            10           or were documents that upon very

            11           cursory review do not appear to have a

            12           fax line.

            13                 I believe there is a pending

            14           question.

            15                 (Record read)

            16           A.    Yes.

            17           Q.    Sir, having reviewed those

            18    documents as briefly as I know you did, does

            19    it refresh your recollection as to any other

            20    communications you may have had concerning RJR

            21    between the meeting on November 15th and the

            22    meeting at the Friars Club about which we will

            23    speak in a minute, communications that you

            24    have not already testified to?

            25           A.    Only that it clarified that I was







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             2    notified about the meeting on the 15th.  On

             3    actually late on the 13th.  I thought it was

             4    the following day.

             5           Q.    Just so the record is clear, what

             6    in that exhibit clarified that for you?

             7           A.    The fax that was dated November

             8    13th from Bennett LeBow, from his office,

             9    saying that we have scheduled a breakfast

            10    meeting of the proposed RJR directors for

            11    Wednesday, November 15th at 9:A.M. at the

            12    offices of Sard.

            13           Q.    Thank you.

            14                 Now, you've testified about an

            15    indemnification agreement that you recall

            16    signing.  Did you have any other agreements

            17    with anyone concerning this matter?

            18           A.    I have not.

            19                 MR. STERN:  I'm going to have

            20           marked as Exhibit 6 a document that was

            21           produced this morning, PS 192.

            22                 (One-page letter dated November

            23                 22, 1995, bearing production No.

            24                 PS 192, marked Strauss Exhibit 6

            25                 for identification, as of this







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             2                 date.)

             3           Q.    Sir, Exhibit 6 that has been

             4    placed before you, can you identify that

             5    document?

             6           A.    Yes.  There was an agreement -- a

             7    letter that notified me of the amount of money

             8    that would be paid for my agreeing to be a

             9    nominee.

            10           Q.    Is that your signature on the

            11    bottom of that page?

            12           A.    Yes.  Right.

            13           Q.    That is an agreement between you

            14    and Brooke Group with respect to the RJR

            15    matter; is that correct?

            16           A.    Right.  Yes.

            17           Q.    And you also recall signing an

            18    indemnification agreement?

            19           A.    Correct.

            20           Q.    Do you have any other agreements

            21    with Brooke Group or Mr. LeBow concerning this

            22    matter?

            23           A.    I do not.

            24           Q.    I include within "agreement" any

            25    oral understandings or commitments.  With that







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             2    clarification, is your answer the same?

             3           A.    My answer is the same.

             4                 MR. MASHBERG:  Object to the

             5           form.

             6           Q.    Have you agreed with Mr. LeBow

             7    that in the event that you become a director

             8    of RJR that you will vote to support a

             9    spin-off proposal?

            10           A.    I have not.

            11           Q.    Let's go to the meeting on

            12    December 14th.  The meeting was held at the

            13    Friars Club; is that correct?

            14           A.    Yes.

            15           Q.    And how long did that meeting

            16    last?

            17           A.    As I recall, we were out of there

            18    by two o'clock in the afternoon.

            19           Q.    And what time did it begin,

            20    approximately?

            21           A.    It began shortly after -- I think

            22    it was between -- really didn't begin until

            23    about 12:30.

            24           Q.    And this was a luncheon meeting;

            25    is that correct?







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             2           A.    Yes.

             3           Q.    Who was present?

             4           A.    Mr. LeBow and Mr. Lorber.  Mr.

             5    Hirschenfeld of Milbank.  And I believe all of

             6    the nominees.  That was the first time I met

             7    Mr. Zuckerman.

             8           Q.    Were there any documents

             9    exchanged at the meeting?

            10           A.    No.

            11           Q.    Let me back up.  Did you take any

            12    notes at this meeting?

            13           A.    I did not.

            14           Q.    Did you take any notes at either

            15    of the prior meetings that you told me about?

            16           A.    I did not.

            17           Q.    Did you see anyone else taking

            18    any notes at any of these meetings?

            19           A.    I do not recall that.

            20           Q.    To your best recollection, what

            21    was said and by whom at this meeting?

            22           A.    First of all, the meeting was

            23    very, very largely social.  It was in the

            24    middle of a holiday season.  There was a lot

            25    of banter back and forth about nothing to do







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             2    with this issue.  At some point, during the

             3    session, Mr. LeBow brought us up to date on

             4    what was happening.  And basically the only

             5    thing we knew really was the fact that the

             6    consent solicitation papers still had not

             7    been, I believe, approved by the S.E.C., but

             8    we still expected that to happen.  That, I

             9    believe he indicated that he would be

            10    requesting the board of directors of Nabisco

            11    to establish the record date for the consent

            12    solicitation which I believe he indicated had

            13    been requested for January 12th.  And he had

            14    no indication of whether or not that would be

            15    accepted.

            16                 They informed us that the board

            17    could establish its own record date.  And of

            18    course I think the centerpiece of the

            19    discussion was the fact that I believe by

            20    then, if I'm not mistaken, the indications

            21    were that the CEO's position at RJR Nabisco

            22    had shifted from Mr. Harper to Mr. Goldstone.

            23                 Then there was a discussion back

            24    and forth around the table whether that change

            25    changed anything with respect to the people







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             2    around the table.  Expected that that changed

             3    anything with respect to the company's

             4    willingness to spin off Nabisco on a more

             5    timely basis.  And the conclusion was clearly

             6    that in that regard, nothing had changed.

             7                 That is pretty much my

             8    recollection of the substance of anything

             9    discussed with regard to the Nabisco matter.

            10           Q.    Did you say anything at the

            11    meeting concerning RJR?

            12           A.    I don't recall saying anything or

            13    asking any questions.

            14           Q.    Other than Mr. LeBow, did anyone

            15    else from Mr. LeBow group, that is, Mr.

            16    Hirschenfeld or Mr. Lorber say anything to the

            17    group concerning RJR?

            18           A.    Well, Mr. Lorber was very much

            19    involved with the conversation.  He is, by

            20    nature, a very ebullient person.  He commented

            21    on everything that was discussed.

            22           Q.    Do you remember anything Mr.

            23    Lorber said?

            24           A.    No.  Not specifically.

            25           Q.    Did Mr. Hirschenfeld say







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             2    anything?

             3           A.    I believe he did, but I don't

             4    recall what it was.

             5           Q.    Can you recall anything else that

             6    was said at this meeting concerning RJR?

             7           A.    No.  I think I related what I

             8    recall.

             9           Q.    What happened next with respect

            10    to RJR?

            11           A.    Nothing.  Just a continuation of

            12    the faxes and I believe in addition to faxes,

            13    we had a Fed Ex on that big thing.  I forget

            14    when that came.  I don't recall when that was

            15    given to us.  That big book on RJR Nabisco.

            16           Q.    Did you have any further

            17    communications with Mr. LeBow on RJR Nabisco?

            18           A.    No.

            19           Q.    With Mr. Lorber?

            20           A.    No.

            21           Q.    With Mr. Hirschenfeld?

            22                 MR. MASHBERG:  Other than in

            23           preparation for this deposition.

            24           Q.    You can answer that question for

            25    the moment yes or no.







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             1                       Strauss

             2           A.    Yes.  I was -- I believe I was

             3    contacted by somebody with respect to the fact

             4    that I might be asked to attend a deposition

             5    with regard to this matter and whether or

             6    not --

             7                 MR. MASHBERG:  Don't go into the

             8           details.

             9                 Ask him separate from the

            10           deposition.

            11           Q.    Who contacted you?

            12           A.    I believe it was Mark Bell.

            13           Q.    Who is Mark Bell?

            14           A.    I think he's associated with the

            15    Brooke Group.  I don't know Mark Bell.

            16           Q.    What did Mr. Bell say to you and

            17    you say to him?

            18                 MR. MASHBERG:  One second.

            19                 (Discussion held off the record.)

            20           A.    Whether or not a subpoena for

            21    such a deposition should be sent to me or

            22    whether the firm of Milbank can receive it on

            23    my behalf.  And I indicated that it would be

            24    preferable to me if the firm accepted it on my

            25    behalf.  Subsequently I got it anyway.







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             1                       Strauss

             2           Q.    Other than this conversation --

             3    after this conversation with Mr. Bell, what

             4    was the next communication you had with anyone

             5    concerning RJR?

             6           A.    After I received the subpoena.

             7           Q.    What did you do then?

             8           A.    I called Mr. Hirschenfeld.

             9           Q.    Was Mr. Hirschenfeld acting as

            10    your counsel at that time?

            11           A.    Not my personal counsel, no.  But

            12    since he was counsel with regard to -- for the

            13    Brooke Group in this matter, I contacted him.

            14           Q.    What did you two say to each

            15    other?

            16                 MS. LICHSTEIN:  One minute.  I

            17           would like to talk to the witness for a

            18           moment about the parameters of the

            19           attorney-client relationship.  And I

            20           will not discuss with him, Mr. Stern,

            21           any matters of substance.

            22                 (Recess taken.)

            23                 MR. MASHBERG:  We will assert the

            24           privilege with respect to any

            25           conversation between the witness and







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             1                       Strauss

             2           Mr. Hirschenfeld and attorneys for

             3           Milbank on this matter at this point.

             4                 MR. STERN:  Is it your position

             5           that Mr. Hirschenfeld was acting as

             6           counsel in the context of this

             7           conversation?

             8           Q.    Is that your understanding, Mr.

             9    Strauss?

            10           A.    Yes.  It was clarified for me.

            11           Q.    Other than conversations, then,

            12    with Milbank lawyers or other counsel, have

            13    you had any discussions concerning RJR that

            14    you have not told me about?

            15           A.    I have not.

            16                 MR. STERN:  I would like to mark

            17           as the next exhibit a document that was

            18           produced to us this morning by the

            19           witness.

            20                 (Multipage document, bearing

            21                 production Nos. PS 223 through

            22                 359, marked Strauss Exhibit 7 for

            23                 identification, as of this date.)

            24                 MR. STERN:  The first page is PS

            25           223.  It's a loose document.  It ends







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             1                       Strauss

             2           at PS 359.

             3           Q.    Sir, the exhibit has been placed

             4    before you, can you identify that document?

             5           A.    Yes.  This is a series of sheets

             6    that were -- it's really presented to me as a

             7    book by Brooke Group regarding the RJR Nabisco

             8    matter.  And it contains analysts reports and

             9    financial statements and 10-Ks kind of

            10    material.

            11           Q.    May I have that back, please.

            12           A.    Yes.

            13           Q.    When was that produced to you by

            14    the Brooke Group?

            15           A.    It was in that November period.

            16    I don't know when.

            17           Q.    Was it at a meeting?

            18           A.    No.  This was sent to me.

            19           Q.    Do you know who sent it to you?

            20           A.    The Brooke Group.

            21           Q.    You don't know the individual,

            22    though?

            23           A.    I do not remember the name on the

            24    Fed Ex document.

            25           Q.    What was the purpose, if you







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             1                       Strauss

             2    know, of Brooke Group sending you this

             3    document?

             4                 MS. LICHSTEIN:  Object to the

             5           form.

             6           A.    Background material.

             7           Q.    Did you discuss this document

             8    with anyone?

             9           A.    I have not.

            10           Q.    I think you said that you

            11    received this document in the November period.

            12    Can you be any more precise as to the date?

            13           A.    No.

            14           Q.    But in any event, it was after

            15    November 15th; is that correct?

            16           A.    Yes.

            17           Q.    Sir, if you can turn to Page 226

            18    of this document.  PS 226.  Let me first ask

            19    you, did you read this document when you

            20    received it?

            21           A.    I went through the document.

            22           Q.    Did you also review the faxes?

            23    Did you read the faxes as you received them?

            24           A.    Yes.  Yes.

            25           Q.    Do you see that this page







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             1                       Strauss

             2    reflects a summary of a transaction.  Do you

             3    see that?

             4           A.    Yes.

             5           Q.    And then it goes through four

             6    steps describing a transaction which includes

             7    a merger.  Do you see that?

             8           A.    Correct.

             9           Q.    Did you discuss this page with

            10    anyone at any time?

            11           A.    I have not.

            12           Q.    Did you discuss that transaction

            13    with anyone at any time?

            14           A.    I have not.

            15           Q.    Did Mr. LeBow or anyone from

            16    Brooke Group ever indicate to you that were

            17    you to become a director of RJR, Brooke Group

            18    or Mr. LeBow might propose a business

            19    combination of some kind between Liggett and

            20    RJR?

            21           A.    They did not.

            22                  MR. STERN:  I'm going to have

            23           marked as the next exhibit, a document

            24           that was produced by Mr. Strauss this

            25           morning.  It's PS 27 through PS 115.







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             1                       Strauss

             2                 (Multipage document, bearing

             3                 production Nos. PS 27 through

             4                 115, marked Strauss Exhibit 8 for

             5                 identification, as of this date.)

             6           Q.    Mr. Strauss, can you identify

             7    that document?

             8           A.    Yes.  This was another document

             9    that was sent to me by the Brooke Group which

            10    basically presents the slate of nominees and a

            11    copy of a letter that was sent by the group to

            12    RJR Nabisco with regard to complying with

            13    certain bylaw requirements regarding the

            14    annual meeting.

            15           Q.    Do you know or do you remember

            16    when you received that document?

            17           A.    In the month of December at some

            18    time.

            19           Q.    Do you remember who sent it to

            20    you?

            21           A.    The Brooke Group sent it to me.

            22           Q.    Do you know why it was sent to

            23    you?

            24                 MS. LICHSTEIN:  Object to the

            25           form.







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             1                       Strauss

             2           A.    It was sent to me again to keep

             3    me informed as to what was going on.

             4           Q.    Did you have any discussions with

             5    anyone concerning that document?

             6           A.    I have not.

             7           Q.    Sir, other than what you've

             8    already testified or communications with

             9    counsel, have you had communications with

            10    anyone concerning the subject of RJR?

            11                 MS. LICHSTEIN:  Object to the

            12           form.  In his whole life?

            13           Q.    Since you received the phone call

            14    from Chester Hopkins?

            15           A.    Have I had any discussions?

            16           Q.    Yes.  Concerning RJR?

            17           A.    I simply replied to questions

            18    from friends about the issue.  That is all.

            19           Q.    Other than the materials that you

            20    received from Brooke Group and that you've

            21    identified in the course of this deposition,

            22    have you done or performed any research or

            23    analysis concerning RJR since you were

            24    approached by Mr. Hopkins?

            25           A.    I have not.







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             1                       Strauss

             2           Q.    Have you had any communications

             3    concerning RJR with the Jeffries firm?

             4           A.    I have not.

             5           Q.    Sir, if you would turn to Exhibit

             6    7 for one moment.  I ask you to turning to

             7    Page 227.

             8                 Do you have any understanding of

             9    who prepared the projections reflected on that

            10    page?

            11           A.    I do not.

            12           Q.    Have you received any projections

            13    from Brooke Group at any time concerning RJR

            14    that are not among the documents that you made

            15    available to us this morning?

            16           A.    I have not.

            17           Q.    Have we marked for identification

            18    in the course of this deposition all the

            19    documents that were in your file concerning

            20    RJR?

            21                 MR. MASHBERG:  Let me answer.

            22                 MR. STERN:  I'll accept your

            23           counselor's assistance.

            24                 MR. MASHBERG:  We produced to

            25           you, Mr. Stern, all the documents that







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             1                       Strauss

             2           the witness produced to Proskauer in

             3           response to your subpoena.

             4                 MR. STERN:  No documents have

             5           been withheld on the ground of

             6           privilege?

             7                 MR. MASHBERG:  That's correct.

             8                 MR. STERN:  I have no further

             9           questions.

            10                 MS. LICHSTEIN:  I have no

            11           questions.

            12                 MR. MASHBERG:  I have nothing.

            13                 (Time noted:  2 P.M.)

            14                 ______________________

            15                 Peter Strauss

            16

            17    Subscribed and sworn to

            18    before me this______day

            19    of_________________1996.

            20

            21

            22

            23

            24

            25







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             1

             2
                                  C E R T I F I C A T E

             3
                  STATE OF NEW YORK     )
             4                          )  ss.:
                  COUNTY OF NEW YORK    )
             5
                               I, ARTA PASCULLO, a Registered
             6
                         Professional Reporter and Notary Public
             7
                         within and for the State of New York, do
             8
                         hereby certify:
             9
                               That I reported the proceedings in
            10
                         the within-entitled matter, and that the
            11
                         within transcript is a true record of
            12
                         such proceedings.
            13
                               I further certify that I am not
            14
                         related, by blood or marriage, to any of
            15
                         the parties in this matter and that I am
            16
                         in no way interested in the outcome of
            17
                         this matter.
            18
                               IN WITNESS WHEREOF, I have hereunto
            19
                         set my hand this__17th__day of_January,
                                           ____         _______
            20
                         1996.
            21
                                        __________________________
            22                             ARTA PASCULLO, RPR

            23

            24

            25







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             1

             2    January 17, 1996

             3                        I N D E X
                                      _ _ _ _ _

             4    WITNESS                                      PAGE
                  _______                                      ____
                  PETER STRAUSS
             5           Examination by Mr. Stern                4

             6                        E X H I B I T S
                                      _ _ _ _ _ _ _ _
                  STRAUSS
                  _______
             7    FOR_IDENTIFICATION                           PAGE
                  ___ ______________                           ____
                  1      Copy of subpoena                        5
             8
                  2      Document headed "Questions
             9           & Answers," bearing production
                         Nos. PS 9, 10 and 11                   61
            10
                  3      Document headed "Questionnaire for
            11           Nominees," bearing production
                         Nos. PS 134 through 156                63
            12
                  4      Multipage document, top transmittal
            13           fax dated November 21, 1995,
                         bearing production Nos. PS 20
            14           through 26                             68

            15    5      Collection of documents, bearing
                         production Nos. PS 1 through 222       74
            16
                  6      One-page letter dated November
            17           22, 1995, bearing production
                         No. PS 192                             76
            18
                  7      Multipage document, bearing
            19           production Nos. PS 223 through
                         359                                    85
            20
                  8      Multipage document, bearing
            21           production Nos. PS 27 through 115      89

            22

            23

            24

            25


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                                                                    1


==============================================================================
In The Matter Of:

                       RJR NABISCO HOLDINGS CORP. v.
                          BENNETT S. LEBOW et al.

                             ----------------

                            WILLIAM H. STARBUCK
                         Vol. 1, January 29, 1996

                             ----------------


                          CLASSIC REPORTING, INC.
                            13 WEST 36th STREET
                            NEW YORK, NY 10018
                              (212) 268-2590



                   Original File ws012996.asc, 115 Pages
               Min-U-Script[Registered] File ID: 0919285540



          Word Index included with this Min-U-Script[Registered]
==============================================================================
                    IN THE UNITED STATES DISTRICT COURT

                 FOR THE MIDDLE DISTRICT OF NORTH CAROLINA

                  -------------------------------------x
                                                       :
                  RJR NABISCO HOLDINGS CORP.,          :
                                                       :
                                     Plaintiff,        :
                                                       :
                               -against-               : 6:95CV00812
                                                       :
                  BENNETT S. LEBOW, BROOKE GROUP LTD., :
                  And CARL C. ICAHN,                   :
                                                       :
                                     Defendants.       :
                                                       :
                  -------------------------------------x

                                     January 29, 1996
                                     2:15 P.M.

                               Deposition of non-party witness,

                  WILLIAM H. STARBUCK, taken by plaintiff

                  pursuant to subpoena, at the law offices of

                  Wachtell Lipton Rosen & Katz, 51 West 52nd

                  Street, New York, New York 10019, before

                  Angela Castoro, a Shorthand Reporter and

                  Notary Public within and for the State of New

                  York.

















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                                                                    2


             1

             2    A P P E A R A N C E S:

             3           WACHTELL LIPTON ROSEN & KATZ
                               Attorneys for Plaintiff
             4                 51 West 52nd Street
                               New York, New York 10019
             5
                         BY:   WARREN L. STERN, ESQ.
             6

             7           MILBANK, TWEED, HADLEY & McCLOY
                               Attorneys for Defendants
             8                 and the Witness
                               1 Chase Manhattan Plaza
             9                 New York, New York 10005-1413

            10           BY:   TONI C. LICHSTEIN, ESQ.

            11
                         PROSKAUER ROSE GOETZ & MENDELSOHN, L.L.P.
            12                 Attorneys for the Witness
                               1585 Broadway
            13                 New York, New York 10036-8299

            14           BY:   GREGG M. MASHBERG, ESQ.

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25







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                                                                    3


             1

             2                 IT IS HEREBY STIPULATED AND AGREED by

             3    and among the attorneys for the respective parties

             4    herein that the sealing, filing and certification

             5    of the within deposition be waived; that such

             6    deposition may be signed and sworn to before any

             7    officer authorized to administer an oath, with the

             8    same force and effect as if signed and sworn to

             9    before a judge of this court.

            10                 IT IS FURTHER STIPULATED AND AGREED

            11    that all objections, except as to the form, are

            12    reserved to the time of the trial.

            13

            14

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25







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             1                      Starbuck

             2    W I L L I A M   H.   S T A R B U C K,

             3           having been first duly sworn by the

             4           Notary Public (Angela Castoro), was

             5           examined and testified as follows:

             6    EXAMINATION BY MR. STERN:

             7           Q.    Will you state your name and

             8    address for the record, please.

             9           A.    William H. Starbuck, 2 Washington

            10    Square Village, New York, New York 10012.

            11           Q.    Mr. Starbuck, have you been

            12    deposed before?

            13           A.    No.

            14           Q.    Mr. Starbuck, you understand that

            15    my firm represents the plaintiff, RJR Nabisco

            16    Holdings Corporation; is that correct?

            17           A.    I understand that.

            18           Q.    And I am going to be asking you a

            19    number of questions today.  You understand

            20    that?

            21           A.    Yes.

            22           Q.    And you understand that you are

            23    obliged to answer the questions truthfully, do

            24    you understand that?

            25           A.    Yes.







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             1                      Starbuck

             2           Q.    And if I ask you a question which

             3    you don't understand, please tell me and I

             4    will do my best to rephrase the question so

             5    that we do understand one another.  Is that

             6    agreeable?

             7           A.    Okay.

             8           Q.    And if you need to take a break

             9    for any reason to refresh yourself, please let

            10    me know and I will try to accommodate you.

            11           A.    Okay.

            12           Q.    Mr. Starbuck, do you understand

            13    that you are here pursuant to a subpoena which

            14    was issued in the RJR litigation?

            15           A.    I have been told that.

            16           Q.    Have you seen a copy of that

            17    subpoena?

            18           A.    No.

            19           Q.    Are you aware that the subpoena

            20    had attached to it a document request, a list

            21    of documents that you were requested to bring

            22    to the deposition with you or have made

            23    available in advance of the deposition?  Did

            24    you understand that?

            25           A.    No.







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             1                      Starbuck

             2           Q.    I'm sorry?

             3           A.    No.

             4           Q.    Did you have any discussions with

             5    anyone concerning this deposition?

             6                 MS. LICHSTEIN:  To the extent

             7           that the witness can answer that

             8           question without disclosing the

             9           contents of attorney-client

            10           communications, he should.  Other than

            11           that, I would instruct him not to

            12           discuss any communications with your

            13           attorneys.

            14           Q.    For the moment, I am not looking

            15    for the substance of the communications.  I am

            16    asking you the question whether you had

            17    discussed this deposition with anyone.

            18           A.    Yes.

            19           Q.    And with whom?  With whom have

            20    you discussed it?

            21           A.    Greg Mashberg, Toni Lichstein.

            22           Q.    They're your counsel; is that

            23    correct?

            24           A.    Yes.

            25           Q.    On each occasion when you







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                                                                    7


             1                      Starbuck

             2    discussed this deposition with them, were they

             3    acting as your counsel?

             4                 MR. MASHBERG:  Objection to form.

             5                 You can answer.

             6           A.    I believe so.

             7           Q.    Other than with your counsel as

             8    you indicated in your previous answer, have

             9    you discussed this deposition with anyone?

            10           A.    What do you mean by have I

            11    discussed this deposition?  My wife knows I

            12    have come here.

            13           Q.    Anyone other than your wife.

            14           A.    No.

            15           Q.    Did you discuss the substance of

            16    your testimony with your wife?

            17           A.    No.

            18           Q.    How did you come to learn that

            19    your deposition had been requested?

            20           A.    I don't remember.  I may have

            21    been sent a letter.  It may have been

            22    telephonic.

            23                 MR. STERN:  I am going to mark as

            24           the first exhibit, a document that was

            25           produced to us on behalf Mr. Starbuck,







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                                                                    8


             1                      Starbuck

             2           WS 77.

             3                 (Subpoena, bearing production No.

             4                 WS 77, marked Starbuck Exhibit 1

             5                 for identification, as of this

             6                 date.)

             7           Q.    Mr. Starbuck, Exhibit 1 has been

             8    placed before you.  Have you seen any copy of

             9    that document before today?

            10           A.    Any copy of it?  You mean have I

            11    ever seen the original?

            12           Q.    Or any copy.

            13           A.    I don't remember exactly.  I

            14    infer only --

            15                 MR. MASHBERG:  Don't infer.

            16           Q.    Have you ever seen that document

            17    before?

            18           A.    I don't remember.

            19           Q.    Looking at Exhibit 1, does it

            20    refresh your recollection how you learned that

            21    your deposition had been requested in this

            22    matter?

            23           A.    No, because as I told you before,

            24    I don't recall whether I was telephoned or

            25    received a letter.







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             1                      Starbuck

             2           Q.    Have you ever heard of a Marc

             3    Bell?

             4           A.    I don't recall.

             5           Q.    I am correct, however, that there

             6    came a --

             7           A.    Oh, wait.  Is he a lawyer for --

             8    is he?

             9                 MS. LICHSTEIN:  Mr. Starbuck --

            10           A.    I am not sure.

            11                 MS. LICHSTEIN:  He is not

            12           obligated to answer any of your

            13           questions.  If he wants to as a matter

            14           of courtesy, he may but he need not.

            15                 MR. MASHBERG:  He is going to

            16           move on this very quick I am sure.

            17           Q.    There came a time when you

            18    learned that your deposition had been

            19    requested; is that correct?

            20           A.    Evidently, yes.

            21           Q.    You don't remember how you

            22    learned that fact?

            23           A.    No.

            24           Q.    Do you remember what you did in

            25    connection with the upcoming deposition after







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             1                      Starbuck

             2    learning that it would be taken?

             3           A.    Nothing.  No, I don't remember.

             4           Q.    Did you do anything to prepare

             5    yourself for the deposition?

             6                 MR. MASHBERG:  Other than meet

             7           with counsel?

             8           Q.    Other than meet with counsel.

             9           A.    No.

            10           Q.    Did you search your files?

            11           A.    No.

            12           Q.    Do you know whether anyone

            13    searched your files in connection with this

            14    deposition?

            15                 MR. MASHBERG:  He doesn't mean --

            16           A.    The files you are talking about

            17    are a pile of papers on my desk.  My cleaning

            18    lady might have shuffled them around.  I don't

            19    know what you mean by search them.

            20                 MS. LICHSTEIN:  Can we go off the

            21           record.

            22                 (Discussion held off the record)

            23           Q.    Did you have any papers in your

            24    possession concerning RJR?

            25           A.    Sure.







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             1                      Starbuck

             2           Q.    Did you make those papers

             3    available to your counsel?

             4           A.    I tried to, yes.

             5           Q.    Who asked you to do that?

             6           A.    He did.

             7           Q.    Your counsel; is that right?

             8           A.    Yes.

             9           Q.    What did you do to comply with

            10    his request?

            11           A.    I took the pile of papers that

            12    was on my desk and I put them in an envelope

            13    and a courier came and picked them up.

            14           Q.    What did that pile of papers

            15    comprise?

            16           A.    I don't recall.  You I believe

            17    have copies of them.

            18           Q.    What kinds of papers were in this

            19    pile?

            20           A.    Faxes, I think a book that we had

            21    been given in November.

            22           Q.    I am not asking for an

            23    enumeration of the documents.  I have received

            24    a pile of documents from your counsel.  I can

            25    look at it myself.  What I am asking you is,







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                                                                    12


             1                      Starbuck

             2    is generically what was in this pile of

             3    documents that you made available to your

             4    counsel?  Put another way, how did you come to

             5    assemble that pile of documents?

             6           A.    They were in a pile on my desk.

             7           Q.    When a document came in, what

             8    determined whether it went on that pile or

             9    some other pile?

            10           A.    If I thought it was related to

            11    Brooke Group.

            12           Q.    Your documents related to Brooke

            13    Group?

            14           A.    Yes.

            15           Q.    When did you start that pile?

            16           A.    In early November.

            17           Q.    Any document that you obtained

            18    that related to Brooke Group was added to the

            19    pile; is that correct?

            20           A.    Yes.

            21           Q.    Is there any other place in your

            22    office or among your files where you would

            23    have maintained any documents relating to RJR?

            24

            25                 MR. MASHBERG:  Object to the







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             1                      Starbuck

             2           form.

             3           A.    Yes.

             4           Q.    Where would that be?

             5           A.    Well, I was told today that I

             6    left some things out of this that other people

             7    had given you.

             8                 MR. MASHBERG:  Don't repeat what

             9           you have been told.  Just answer his

            10           questions.

            11           A.    Anyway, I was apparently sent a

            12    letter that they were going to pay me $30,000.

            13

            14                 MR. MASHBERG:  Read me the

            15           question back.  Just answer his

            16           question.

            17                 (Question read.)

            18           A.    I didn't intend to do anything

            19    else.  But what do you mean by document?

            20           Q.    Any letter, any written

            21    communication of any kind, notes, letters.

            22           A.    On paper or not on paper?

            23           Q.    Or in computer.

            24           A.    I received various faxes that are

            25    in my computer.







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             1                      Starbuck

             2           Q.    You received faxes via computer;

             3    is that correct?

             4           A.    Yes.

             5           Q.    Did you print out any of these

             6    faxes?

             7           A.    Some yes and some no.

             8           Q.    For those that you printed out,

             9    what did you with them?

            10           A.    I put them in the file.

            11           Q.    The pile that you testified

            12    earlier?

            13           A.    Yes.

            14           Q.    And some that remained in your

            15    computer?

            16           A.    Yes.

            17           Q.    Mr. Starbuck, this happens with

            18    everyone, but you and I will have to -- you

            19    will have to let me finish my answer before

            20    you reply or else the transcript will become

            21    horrible.

            22                 The computer, the documents in

            23    the computer, other than faxes, is there any

            24    other computerized information that is in your

            25    computer but did not end up in printed form in







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             1                      Starbuck

             2    the pile that you described?

             3           A.    No.

             4           Q.    Who sent you these faxes?

             5           A.    That are in the computer?

             6           Q.    Yes.

             7           A.    It would -- either or both of

             8    Brooke Group or Milbank Tweed.  I am certain

             9    there is something there from Milbank Tweed, I

            10    am not sure but there is something from Brooke

            11    Group.

            12           Q.    Milbank Tweed, perhaps Brooke

            13    Group, anybody else that would have sent you

            14    faxes?

            15           A.    No.

            16           Q.    Other than the computer, and the

            17    pile that you described, are there any other

            18    places in which you would expect to find

            19    documents relating in any way to RJR?

            20           A.    Yes.

            21           Q.    Where would that be?

            22           A.    I have a W-2 form, 1099

            23    miscellaneous form in my tax folder.

            24           Q.    In what respect would a 1099

            25    miscellaneous form relate to RJR?







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             1                      Starbuck

             2           A.    It's a statement of the payments

             3    that are made to me in 1995.

             4           Q.    Statement of a payment who made

             5    to you?

             6           A.    Brooke Group.

             7           Q.    How much was that payment?

             8           A.    $30,000.

             9           Q.    What did the payment relate to?

            10           A.    My availability as a nominee,

            11    potential nominee, for the board of directors.

            12           Q.    Were you in fact paid $30,000 by

            13    Brooke Group for making yourself so available?

            14           A.    Yes.

            15           Q.    When was that payment made?

            16           A.    Early December.

            17           Q.    Other than the computerized

            18    facsimile information that you mentioned, the

            19    pile of documents which you provided to your

            20    counsel, and this 1099 form, are there any

            21    other documents in your possession that relate

            22    to RJR in any way?

            23           A.    Not that I am aware of.

            24           Q.    To your knowledge or

            25    recollection, have you discarded any documents







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             1                      Starbuck

             2    relating to RJR?

             3           A.    Yes.

             4           Q.    What documents were those?

             5           A.    Well, I think at one point I

             6    discarded a draft indemnification agreement.

             7           Q.    Anything else?

             8           A.    I don't recall anything else.

             9           Q.    Did you destroy any documents

            10    relating to RJR?

            11                 MS. LICHSTEIN:  Object to the

            12           form.

            13                 MR. MASHBERG:  He means ripped up

            14           in little pieces.

            15                 MS. LICHSTEIN:  Shred.

            16                 MR. MASHBERG:  Rather than throw

            17           away.

            18           A.    I just threw them away.

            19           Q.    Other than the indemnification

            20    agreement, any other documents that you

            21    received relating to RJR --

            22           A.    It would have been a draft of the

            23    indemnification.

            24           Q.    A draft of an indemnification

            25    agreement, the pile of documents, documents in







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             1                      Starbuck

             2    the computer -- is that the 1199 form that you

             3    described?

             4           A.    1099.

             5           Q.    1199 is a union now that I think

             6    about it.

             7                 The draft indemnification

             8    agreement, was that an agreement between you

             9    and Brooke Group or a draft of an agreement

            10    between you and Brooke Group?

            11           A.    Yes, I guess so.  It came from

            12    Milbank Tweed.

            13                 MR. MASHBERG:  Don't guess.

            14           Q.    That related to your availability

            15    to serve on a slate of directors; is that

            16    correct?

            17                 MS. LICHSTEIN:  Object to the

            18           form.

            19           A.    I actually don't remember what

            20    the thing says.

            21           Q.    Did you read it before you

            22    discarded it?

            23           A.    Yes.

            24           Q.    Did there come a time when you

            25    signed a final version of that draft







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             1                      Starbuck

             2    agreement?

             3           A.    I signed the last page of it.

             4           Q.    Did you retain a copy of that

             5    page?

             6           A.    I don't recall.

             7           Q.    What did you do with the last

             8    page that you signed?

             9           A.    I think a courier came and picked

            10    it up.

            11           Q.    Had you ever received a copy of

            12    the agreement in its final form?

            13           A.    No.  I have been wondering about

            14    that.

            15           Q.    In connection with your having

            16    agreed to make yourself available to be on a

            17    slate of directors, have you given assignments

            18    to any assistants?

            19                 MR. MASHBERG:  Objection to form.

            20           A.    I have no assistants.

            21           Q.    So the answer is no; is that

            22    correct?

            23                 MS. LICHSTEIN:  Mr. Starbuck, you

            24           are going to have to make an oral sound

            25           because the court reporter has a







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             1                      Starbuck

             2           difficult time getting it.

             3           A.    No.

             4           Q.    From time to time, have you had

             5    meetings with anyone concerning RJR?

             6           A.    Yes.

             7           Q.    Do you keep an appointment

             8    calendar or diary that reflects a schedule of

             9    your meetings?

            10           A.    Sort of.

            11           Q.    What do you mean by sort of?

            12           A.    Its incomplete.  I leave lots of

            13    things out of it.

            14           Q.    When you say "it," is it an

            15    appointment booklet of some kind?

            16           A.    It's one of these little

            17    computerized schedule things.

            18           Q.    If we call it a computerized

            19    calendar, would you agree with me that that's

            20    close enough for purposes of this deposition?

            21           A.    Yes.

            22           Q.    Have you reviewed that

            23    computerized calendar to see if it had any

            24    entries relating to RJR?

            25           A.    Yes.







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             1                      Starbuck

             2           Q.    And did it?

             3           A.    Yes.

             4           Q.    Is it possible to print, to make

             5    a printout of a page from that computerized

             6    calendar?

             7           A.    I don't know.  I have never done

             8    that.

             9                 MS. LICHSTEIN:  Off the record.

            10                 (Discussion off the record)

            11                 MR. STERN:  Off the record Mr.

            12           Starbuck's counsel agreed to have typed

            13           out any entries relating to RJR and

            14           that's agreeable to me.

            15           Q.    Let me ask you this, do you have

            16    the computerized calendar with you here today?

            17           A.    Yes.

            18           Q.    To your knowledge, do you have

            19    any documents regarding RJR that have not been

            20    produced to us in connection with this

            21    deposition?

            22           A.    Yes.

            23           Q.    What were those?  Other than the

            24    1099 that you described.

            25           A.    And the things that were in the







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             1                      Starbuck

             2    computer that I didn't print out.

             3           Q.    Anything else?

             4           A.    At some point yes -- to answer

             5    yes or no, yes.

             6           Q.    What document or documents are

             7    you referring to now?

             8           A.    I was apparently sent a letter

             9    saying that they would pay me $30,000.

            10           Q.    Saying who would pay you $30,000?

            11           A.    Brooke Group.

            12           Q.    What happened to that letter?

            13           A.    I don't know.  I recall seeing

            14    it, I don't --

            15           Q.    You no longer have it; is that

            16    correct?

            17           A.    Gregg says it is not in the pile

            18    that I gave to you.

            19                 MR. MASHBERG:  Don't say what I

            20           say, okay.

            21           Q.    Do you remember destroying that

            22    letter or discarding it?

            23           A.    No.

            24           Q.    Mr. Starbuck, I am going to ask

            25    you a few questions of biographical background







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             1                      Starbuck

             2    at this point.  Would you tell me the place

             3    and date of your birth, please?

             4                 MS. LICHSTEIN:  Object to the

             5           form.  Mr. Stern, we discussed ad


             6           nauseam in these depositions why the


             7           place of the witness's birth can have

             8           no conceivable relevance other than

             9           harassment.

            10                 MR. STERN:  I will stand on the

            11           question.

            12                 MR. MASHBERG:  Just move through

            13           this very quickly.  I think you have a

            14           lot of this information in the

            15           materials.

            16                 You may answer his questions.

            17           A.    Portland, Indiana, September 20,

            18    1934.

            19           Q.    Where did you receive your

            20    secondary, post-secondary education?

            21           A.    Post-secondary, you mean college?

            22           Q.    College.

            23           A.    Harvard College.

            24           Q.    Did you receive a degree?

            25           A.    From Harvard College, yes.







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             1                      Starbuck

             2           Q.    What degree is that?

             3           A.    Bachelor of arts and physics.

             4           Q.    What year was that?

             5           A.    1956.

             6           Q.    Any further education?

             7           A.    Yes.

             8           Q.    What was that?

             9           A.    Master of science and industrial

            10    administration, Carnegie Institute of

            11    Technology, 1959.  Ph.D. in industrial

            12    administration Carnegie Institute of

            13    technology, 1964.

            14           Q.    Any other degrees?

            15           A.    Yes.  I have an honorary degree

            16    1995, University of Stockholm.  That's a

            17    doctor of philosophy.

            18           Q.    Honorary Ph.D., is that what you

            19    said, sir?

            20           A.    Yes.

            21           Q.    What was your first full-time

            22    employment?

            23           A.    Are you talking about summer

            24    jobs?

            25           Q.    Full-time employment, unless you







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             1                      Starbuck

             2    consider it a significant employment.

             3           A.    I worked full time.

             4                 MR. MASHBERG:  Do you want to say

             5           after college.

             6           Q.    I am not interested in your

             7    college summer jobs.

             8                 MS. LICHSTEIN:  We made

             9           remarkable strides here.

            10           A.    Purdue University beginning in

            11    1960.

            12           Q.    What were you doing there?

            13           A.    I was an instructor.

            14           Q.    In what field?

            15           A.    Well, I think they called it

            16    industrial management or industrial management

            17    and economics.  I believe in fact it was a

            18    joint appointment with industrial management

            19    and economics.

            20           Q.    How long did you have that

            21    position?

            22           A.    Well the job title changed but I

            23    stayed at Purdue until 1967.

            24           Q.    Teaching industrial management

            25    and economics; is that correct?







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             1                      Starbuck

             2           A.    Yes.

             3           Q.    What did you do next?

             4           A.    I was a visiting professor at

             5    Johns Hopkins University 1966 to '67 in a

             6    department they called social relations.  I

             7    was officially at Purdue at that time.

             8           Q.    Were you teaching at Johns

             9    Hopkins?

            10           A.    Yes.

            11           Q.    What were you teaching?

            12           A.    Social relations.

            13           Q.    What field is that?  What does

            14    that encompass?

            15           A.    They would call that probably

            16    sociology at most of the universities.

            17           Q.    After Johns Hopkins?

            18           A.    Cornell University.

            19           Q.    Starting 1967?

            20           A.    Until I believe '71.

            21           Q.    What did you do at Cornell?

            22           A.    Professor of sociology and of

            23    business administration.  I know what the

            24    field was, I don't know what the job title was

            25    but I think it was business administration.







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             1                      Starbuck

             2    It's on my resume.

             3           Q.    After 1971, what did you do?

             4           A.    I was at London Business School

             5    for one year as a visiting professor, business

             6    administration.

             7           Q.    Then where did you go?

             8           A.    International Institute of

             9    Management in Berlin.  That was three years.

            10           Q.    '71 to '73; is that correct?

            11           A.    Yes.

            12           Q.    Then what?

            13           A.    University of Wisconsin

            14    Milwaukee.

            15           Q.    Again teaching?

            16           A.    Yes.

            17           Q.    Management?

            18           A.    Yes.

            19           Q.    What years were you there?

            20           A.    Until January of '85.

            21           Q.    And then where did you go?

            22           A.    While I was at Milwaukee, I went

            23    off and visited on short stints to Norway and

            24    Sweden.

            25           Q.    Teaching as well?







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             1                      Starbuck

             2           A.    Yes.

             3           Q.    What happened in 1985?

             4           A.    I moved to NYU.

             5           Q.    Again on a teaching position?

             6           A.    Yes.

             7           Q.    What subjects?

             8           A.    Well, the department is called

             9    management.  My job title is ITT professor of

            10    creative management.

            11           Q.    You have been at NYU continuously

            12    since 1985; is that correct?

            13           A.    Yes.

            14           Q.    So you are still there today; is

            15    that correct?

            16           A.    Yes.

            17           Q.    Have you had any employment other

            18    than this series of positions that we have

            19    just described, that you just described?

            20           A.    What do you mean by employment?

            21           Q.    Have you engaged in any

            22    occupation other than the occupations that you

            23    described?  Have you had any jobs other than

            24    what you told me?

            25           A.    You mean compensated employment?







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             1                      Starbuck

             2           Q.    Yes.

             3           A.    No.  I don't think so.  I mean I

             4    have been on various committees and things.

             5    Professional service type of things.

             6           Q.    Committees relating to the

             7    academic fields in which you specialize; is

             8    that correct?

             9           A.    Yes.

            10           Q.    Any other kinds of committees?

            11                 MS. LICHSTEIN:  You got to say

            12           the words.

            13           A.    No.

            14           Q.    Have you sat on any boards of

            15    directors?

            16           A.    I am on the board of governors of

            17    the Academy of Management.

            18           Q.    Academy of Management?

            19                 MS. LICHSTEIN:  Of management.

            20           Q.    How long have you had that

            21    position?

            22           A.    I have been on the board of

            23    governors for four and-a-half years.

            24           Q.    What is the Academy of

            25    Management?







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             1                      Starbuck

             2           A.    It's a professional society

             3    mainly for professors of management.

             4           Q.    Have you been on the board of

             5    directors of any business corporation?

             6           A.    No.

             7           Q.    Do you own any RJR shares?

             8           A.    Yes.

             9           Q.    How many?

            10           A.    1,000.

            11           Q.    When did you acquire them?

            12           A.    November 14 or 15, 1995.

            13           Q.    What led you to acquire RJR

            14    shares on that date?

            15           A.    I expected to be a nominee for

            16    the board.  Possibly I should say a possible

            17    nominee.

            18           Q.    Why do you say possibly?

            19           A.    Well, because it wasn't clear

            20    whether I would ever be nominated.

            21           Q.    Is it clear today whether you

            22    will be nominated?

            23           A.    No.

            24                 MS. LICHSTEIN:  Object to the

            25           form.







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             1                      Starbuck

             2           Q.    What did the expectation of being

             3    a possible nominee to the board have to do

             4    with your decision to purchase shares at RJR?

             5           A.    I don't understand that question.

             6           Q.    Why did you purchase shares?

             7           A.    Because I thought I might be a

             8    nominee for the board.

             9           Q.    Did anyone suggest to you that

            10    you do so?

            11           A.    No.

            12           Q.    Why did you think that your

            13    status as a possible nominee for the board was

            14    a reason to purchase shares?

            15           A.    I was just interested.

            16           Q.    I take it you used your own

            17    money; is that correct?

            18           A.    Yes.

            19           Q.    Do you know Carl Icahn?

            20           A.    No.

            21           Q.    Have you ever spoken with him?

            22           A.    No.

            23           Q.    Do you know Bennett LeBow?

            24           A.    I have met him.

            25           Q.    When have you met him?







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             1                      Starbuck

             2           A.    I met him on November 14th.  I

             3    met him on November 16th, I met him in

             4    December maybe about the 9th, it was a

             5    Thursday.  If we would look at the calendar we

             6    could find out.  December 9th?  Did I say

             7    December 9th?

             8           Q.    Yes.

             9                 MS. LICHSTEIN:  He said December.

            10           A.    At the luncheon at the Friars

            11    Club.

            12           Q.    Any other meetings with Mr.

            13    LeBow?

            14           A.    No.

            15           Q.    Did you ever communicate with Mr.

            16    LeBow prior to November 14th?

            17           A.    No.  Well, he called me on

            18    November 12th and asked me to meet him on the

            19    14.

            20           Q.    November 12th was your first

            21    communication of any kind with Mr. LeBow; is

            22    that correct?

            23           A.    Yes.

            24           Q.    Mr. LeBow called you; is that

            25    correct?







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             1                      Starbuck

             2           A.    Yes.

             3           Q.    What did he say to you and you to

             4    him?

             5           A.    He said could I come for

             6    breakfast on November 14th, Tuesday morning.

             7           Q.    Did he tell you why he wanted to

             8    see you for breakfast on the 14th?

             9           A.    To talk to me about my

            10    possibility of being a nominee.

            11           Q.    Did he tell you anything else?

            12           A.    No.

            13           Q.    Did he tell you how he came to

            14    call you?

            15           A.    No.  I don't think so.

            16           Q.    Do you know from any source why

            17    Mr. LeBow called you for that purpose?

            18           A.    Yes.

            19           Q.    Why is that?

            20                 MS. LICHSTEIN:  Object to the

            21           form.

            22           Q.    What reason was that?

            23           A.    I had a phone call from Larry

            24    Lederman a few days earlier.

            25           Q.    Was Mr. Lederman someone that you







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             1                      Starbuck

             2    knew?

             3           A.    Yes.

             4           Q.    How did you know Mr. Lederman?

             5           A.    How did I meet him?

             6           Q.    How did you meet Mr. Lederman?

             7           A.    I did a study on Wachtell Lipton

             8    Rosen & Katz.

             9           Q.    When did you do that study?

            10           A.    I am not absolutely sure.  In

            11    1992 approximately.  He had left Wachtell at

            12    that point.

            13           Q.    How did your study of Wachtell

            14    Lipton bring you into contact with Mr.

            15    Lederman?

            16           A.    I talked to lots of people about

            17    Wachtell.  He had written a book which was

            18    controversial in a way.

            19           Q.    So I take it, am I correct, then,

            20    that you contacted Mr. Lederman as part of the

            21    study that you were --

            22           A.    Because I had read his book, yes.

            23           Q.    And you interviewed him in

            24    connection with your study; is that correct?

            25           A.    Yes.







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             1                      Starbuck

             2           Q.    When was your next encounter with

             3    Mr. Lederman?

             4           A.    Well, he -- he has come to my

             5    class each semester and talked to the students

             6    about mergers and acquisition negotiations.

             7    He has been there I think three times.

             8           Q.    I take it he started that after

             9    you contacted him about your interest in

            10    Wachtell Lipton; is that correct?

            11           A.    Yes.

            12           Q.    Any other connection with Mr.

            13    Lederman other than your having interviewed

            14    him for purposes of your study and having had

            15    him as a guest, so to speak, in your classes?

            16           A.    I once met him at Christie's.

            17           Q.    I take it that was simply a

            18    social encounter at an auction?

            19           A.    It was just an accident.

            20           Q.    When Mr. LeBow called you, did he

            21    say Larry Lederman suggested that he give you

            22    a call?

            23                 MS. LICHSTEIN:  Objection.

            24           A.    I don't recall.

            25           Q.    Let me put a different question.







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             1                      Starbuck

             2           A.    I don't recall what he said.

             3           Q.    How much before Mr. LeBow's call

             4    to you did you receive a call from Larry

             5    Lederman that you described?

             6           A.    Three or four days.

             7           Q.    What did Mr. Lederman say to you?

             8           A.    He said, do I think I might be

             9    interested in being a nominee.

            10           Q.    Did he say anything else to you?

            11           A.    He said that -- after I said yes,

            12    I might be interested, he said, I would have

            13    to be checked out by the Brooke Group.

            14           Q.    Well, did he describe the

            15    background for his call?  Did he, for example,

            16    tell you the name of the company that he had

            17    in mind when he asked if you would be

            18    interested in being a nominee?

            19           A.    He did say it was RJR Nabisco.

            20                 MS. LICHSTEIN:  Objection to

            21           form.

            22           Q.    He mentioned Brooke Group; is

            23    that correct?

            24           A.    Yes, he did.

            25           Q.    Did he describe Brooke Group's







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             2    interest in RJR?

             3           A.    In that phone call, no.

             4           Q     Did he say anything about a

             5    consent solicitation in that call?

             6           A.    No.

             7           Q.    Did he say anything about a

             8    possible spin-off of RJR's food operation in

             9    that call?

            10           A.    No.  The call was very short.

            11           Q.    Did he mention Mr. LeBow in that

            12    call?

            13           A.    I don't think so.

            14           Q.    Did you know the name Brooke

            15    Group before receiving that call?

            16           A.    Yes.

            17           Q.    What did you know about Brooke

            18    Group?

            19                 MR. MASHBERG:  Object to the

            20           form.

            21           A.    I knew that they were proposing

            22    to try and spin off Nabisco.

            23           Q.    How did you learn that?

            24           A.    I read it in The Wall Street


            25    Journal.







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             2           Q.    Other than what you may have read

             3    in the newspapers, did you have any knowledge

             4    about Brooke Group prior to the time of that

             5    call?

             6           A.    Yes.

             7           Q.    What knowledge was that?

             8           A.    What Larry Lederman had said in

             9    my class.

            10           Q.    What did Mr. Lederman say in your

            11    class?

            12           A.    He said that he was -- that was

            13    the case he was currently working on, that he

            14    gave his theory why separating Nabisco from

            15    RJR might increase stock value.  A student

            16    asked him about contingent liability and he

            17    gave the student a response saying why he did

            18    not think contingent liability was a serious

            19    issue.

            20           Q.    When was this class?

            21           A.    I think it may have been

            22    Halloween evening, Tuesday evening.

            23           Q.    That was in 1995?

            24           A.    Yes, it would be on my records,

            25    if I need it.







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             2           Q.    Your recollection is that it was

             3    on or about Halloween 1995; is that correct?

             4           A.    Yes.  I believe The Wall Street


             5    Journal story was the previous day on Monday


             6    the 30th.  That's why it came up in the class.

             7    Lederman did not come to the class to discuss

             8    RJR, it was just a small segment at the very

             9    end of the class.

            10           Q.    How did the subject of RJR come

            11    up in the course of Mr. Lederman's discussion

            12    with your class?

            13           A.    I raised it because I had seen

            14    The Wall Street Journal article.


            15           Q.    What did you say when you raised

            16    it?  What did you say when you raised it?

            17           A.    I said -- he was talking to the

            18    class and it was near the end and I asked him

            19    did he feel comfortable saying something to

            20    the class about what he was doing in that

            21    regard about that matter.

            22           Q.    You knew then that Mr. Lederman

            23    was representing Brooke Group; is that

            24    correct?

            25           A.    Yes.







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             2           Q.    How did you know that?

             3           A.    I don't recall, whether it was in

             4    the newspaper story or whether it's something

             5    he said to me.

             6           Q.    What did Mr. Lederman say about

             7    why the separation of Nabisco from RJR might

             8    increase stockholder value?

             9           A.    You mean what was his theory?

            10           Q.    What did he say?  I am not asking

            11    you to read his mind.  I am simply asking you

            12    if you remember what he said.

            13           A.    He likened the situation to a

            14    closed-in stock funds which he said have

            15    depressed prices, that is, they sell less than

            16    market value because it's difficult to

            17    separate the different things that they own,

            18    and that when you make them -- when you make

            19    them open-ended stock funds, then the value

            20    goes up.  He said that earlier in his career

            21    as a lawyer that one of his jobs was I believe

            22    bond funds, that is what he did.

            23           Q.    Did he say anything else on the

            24    subject of why he believed spinning off RJR

            25    might increase stockholder value?







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             2           A.    I don't think so.

             3           Q.    I think in response to an earlier

             4    question, correct me if I am misstating what

             5    you said, that someone in the class asked

             6    about contingent liabilities?

             7           A.    Yes.

             8           Q.    What do you mean by contingent

             9    liabilities?

            10                 MS. LICHSTEIN:  Object to the

            11           form.

            12           Q.    Who raised that question, was

            13    that a student?

            14           A.    Yes.

            15           Q.    A student?

            16           A.    Yes.

            17           Q.    What did the student mean by

            18    contingent liability that you know?

            19                 MS. LICHSTEIN:  Objection.

            20           A.    I am not even sure they used that

            21    exact phrase.  They were talking about

            22    possible suits by cigarette smokers.

            23           Q.    What did Mr. Lederman say about

            24    that?

            25           A.    He said that he thought that was







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             2    not a serious concern.

             3           Q.    Why did he say that?

             4                 MS. LICHSTEIN:  Object to the

             5           form.

             6           Q.    It's a prompt objection.  Did Mr.

             7    Lederman offer reasons as for that conclusion?

             8           A.    Yes.

             9           Q.    What did he say?

            10           A.    He said first that in terms of

            11    getting an injunction to prevent the

            12    separation from taking place, no judge had

            13    ever granted such an injunction against a

            14    company that is profitable.  And second, that

            15    liability would only exist if RJR went

            16    bankrupt within seven years.

            17           Q.    Now I take it you are not a

            18    lawyer; is that correct?

            19           A.    That's right.

            20           Q.    Did you have any basis to either

            21    agree or disagree with Mr. Lederman when he

            22    made these comments?

            23                 MR. MASHBERG:  Object to the

            24           form.

            25                  MS. LICHSTEIN:  Object to the







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             2           form.

             3           Q.    Let me put a different question.

             4                 Did you agree with Mr. Lederman's

             5    conclusions?

             6                 MS. LICHSTEIN:  Object to the

             7           form.

             8           A.    I have no basis for agreeing or

             9    disagreeing.

            10           Q.    Did Mr. Lederman say anything

            11    else during this classroom presentation on the

            12    subject of Brooke Group or RJR that you can

            13    recall?

            14           A.    I don't recall what else he might

            15    have said.

            16           Q.    Did he talk about a possible

            17    proxy contest?

            18           A.    I don't think he explained in

            19    detail what he was talking about.  I do think

            20    that that -- if you will check back, that's

            21    the article in The Wall Street Journal, but I


            22    am not positive.

            23           Q.    What was the scheduled theme, if

            24    you will, of the class?  What was the subject

            25    on which Mr. Lederman was generally addressing







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             2    that evening?

             3           A.    Emanating negotiations in

             4    general.

             5           Q.    Focusing on QVC Paramount?

             6           A.    Yes, Viacom Paramount.

             7           Q.    Now between sometime after that

             8    classroom presentation by Mr. Lederman, you

             9    received a call from Mr. Lederman; is that

            10    correct?

            11           A.    Yes.

            12           Q.    Between those two events, the

            13    classroom presentation and the telephone call,

            14    did you have any communications with anyone

            15    concerning either RJR or Brooke Group?

            16           A.    No.

            17           Q.    Did you have any prior business

            18    dealings with Brooke Group?

            19           A.    No.

            20           Q.    With Leggett Corporation?

            21           A     No.

            22           Q.    New Valley?

            23           A.    No.

            24           Q.    Do you know a Mr. Resseler?

            25           A.    No.







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             1                      Starbuck

             2           Q.    Mr. Kirkland?

             3           A.    No.

             4           Q.    Let me just make sure I remember

             5    your testimony accurately.  Did Mr. Lederman

             6    suggest that you give consideration to joining

             7    a slate that was being put together by Brooke

             8    Group in his call?

             9                 MS. LICHSTEIN:  Object to the

            10           form.  Asked and answered.

            11           A.    I think he asked me if I was

            12    interested in considering it.

            13           Q.    What did you say to him?

            14           A.    I said yes.

            15           Q.    Did you discuss compensation?

            16           A.    No.

            17           Q.    Did you discuss indemnification?

            18           A.    He said I would be indemnified.

            19    That's not a discussion.

            20           Q.    Did he say what you would be

            21    indemnified for?

            22           A.    No, I wondered.

            23           Q.    Did you ask him?

            24           A.    No.

            25           Q.    Why did you tell him that you







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             1                      Starbuck

             2    would be interested in the possibility that he

             3    was raising?

             4                 MR. MASHBERG:  What did he tell

             5           him, or why was he interested?

             6           Q.    Let's start with what you told

             7    him.  Did you tell him why you would be

             8    interested?

             9           A.    He didn't ask.

            10           Q.    Did you tell him anyway?

            11           A.    No.

            12           Q.    Why did you tell him that you

            13    would be interested?

            14           A.    Because I was interested.

            15           Q.    Why?

            16           A.    Two reasons.  First, I thought

            17    that separating Nabisco from RJR was a good

            18    idea.

            19                 Actually three.

            20                 Secondly, I had the impression as

            21    an outsider that neither RJR nor Nabisco has

            22    been very well managed lately.  Lately, for

            23    several years.

            24                 Third, I was interested in seeing

            25    the inside on an M&A takeover attempt.







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             2           Q.    Now, prior to this discussion

             3    with Mr. Lederman, had you performed any

             4    financial analysis of RJR and Nabisco?

             5           A.    No.

             6           Q.    What was the basis for your

             7    belief that separating Nabisco and RJR would

             8    be a good idea?

             9           A.    My observation was just a sort of

            10    casual observation of things that have

            11    happened with Nabisco and RJR that led me to

            12    believe neither -- well, certainly Nabisco

            13    wasn't being treated very well.

            14           Q.    What information did you have in

            15    that respect?

            16           A.    Just newspaper stories, magazine

            17    stories, things like that, over the years.

            18           Q.    Did you follow RJR or Nabisco?

            19           A.    No.  Just a casual observer.

            20           Q.    What was the basis for your

            21    impression that RJR and Nabisco had not been

            22    well managed in recent years?

            23           A.    I don't think I could enumerate

            24    all the instances.  I recall one very early

            25    instance that sort of attracted my attention.







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             2           Q.    What was that?

             3           A.    Northwest Airlines announced that

             4    they would make all flights in the U.S.

             5    nonsmoking flights whereupon Nabisco fired its

             6    advertising agency.

             7           Q.    Do you remember when that was?

             8           A.    No, it would be easy to find out,

             9    though, when Northwest made this announcement.

            10           Q.    What was the connection between

            11    that Northwest announcement, the firing of the

            12    advertising agency and your conclusion or

            13    observation that the company was not well

            14    managed?

            15           A.    If this was the best advertising

            16    agency to handle Nabisco's account, what was

            17    there about the ad agency's willingness to run

            18    ads about nonsmoking that suddenly made it a

            19    less good advertising agency to handle

            20    Nabisco's account.  I inferred that Nabisco is

            21    being compelled to hire a second class, less

            22    good advertising agency, less appropriate one,

            23    not because it was a better advertising agency

            24    but because the other advertising agency had

            25    supported nonsmoking.







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             2           Q.    What was the source of your

             3    information about this incident?  Was it

             4    newspapers and magazines?

             5           A.    Yes.  It was widely reported in

             6    the press at the time.

             7           Q.    Apart from this incident that you

             8    described, was there any other reason why you

             9    had the impression that Nabisco and RJR --

            10           A.    There are a series of these

            11    things.

            12           Q.    -- had not been well managed?

            13           A.    There are a series of things that

            14    had gone on through the years.

            15           Q.    Can you remember any others?

            16           A.    I recall one other.

            17           Q.    What's that?

            18           A.    The transfer of debt from RJR to

            19    Nabisco.  $4 billion worth of debt,

            20    transferred last year.

            21           Q.    When did you learn about that?

            22           A.    Last year.

            23           Q.    From the newspaper?

            24           A.    Yes.

            25           Q.    Any other source of information







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             1                      Starbuck

             2    about it?

             3           A.    Well, LeBow talks about it, too.

             4           Q.    I take it Mr. LeBow's comments on

             5    that subject --

             6           A.    I wouldn't call it a source of

             7    information.

             8           Q.    Mr. LeBow's comments on that

             9    subject have been since October and November;

            10    is that correct, at least you have heard it

            11    from him since that time?

            12           A.    Yes.

            13           Q.    Going back to the time when it

            14    happened, were you aware that it was

            15    happening?

            16           A.    Yes.

            17           Q.    You learned this from the

            18    newspapers?

            19           A.    Yes.

            20           Q.    What conclusion did you draw at

            21    the time?

            22           A.    Well, once again, it's a story of

            23    Nabisco being saddled with problems that are

            24    really problems of the other parts of the

            25    corporation.







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             2           Q.    How was the debt restructuring an

             3    instance of saddling Nabisco with problems

             4    from another part of the corporation?

             5           A.    Well, the debt was originally

             6    held at the holding company level.

             7           Q.    Prior to this classroom with Mr.

             8    Lederman, this lecture or discussion that you

             9    described that Mr. Lederman had with you and

            10    your students, had you discussed RJR with

            11    anyone?

            12           A.    Well, my wife.

            13           Q.    Did you discuss these business

            14    issues that you were --

            15           A.    Yes, at various times through the

            16    years.

            17           Q.    Is your wife an RJR shareholder?

            18           A.    No.

            19           Q.    Is she a student of management as

            20    well?

            21           A.    She has a MBA degree but she is

            22    not a student.

            23           Q.    From time to time you have

            24    discussed RJR with your wife; is that correct?

            25           A.    Yes.







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             2           Q.    Apart from discussions with your

             3    wife, have you discussed RJR with anyone until

             4    the encounter with Mr. Lederman in your class?

             5           A.    I may have but I don't recall.

             6    Lots of people read Barbarians At The Gate.


             7           Q.    Did you read that book?

             8           A.    I read part of it, I haven't read

             9    it all.  It's sort of history at the moment,

            10    sick history.

            11           Q.    Then, I think you said your third

            12    reason was that you were interested in seeing

            13    the inside of an M&A takeover attempt.  What

            14    was your reason for wishing to see the inside

            15    of such an attempt?

            16           A.    I study these, I teach them.

            17           Q.    Can you remember anything else

            18    about the phone call between you and Mr.

            19    Lederman in which he raised the possibility of

            20    your joining a slate?

            21           A     No, this was a very short phone

            22    call.

            23           Q.    Did you agree to join the slate

            24    in that call?

            25           A.    No, I agreed to consider it.







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             2           Q.    After that call, what did you do,

             3    if anything, in connection with RJR?

             4           A.    Nothing.

             5           Q.    How did you go about considering

             6    it?  Did you talk to anyone about RJR?

             7           A.    No.

             8           Q.    Did you --

             9           A.    I talked with Ben LeBow.

            10           Q.    You are about to tell me about a

            11    telephone conversation that you had with Mr.

            12    LeBow; is that correct, and you mentioned that

            13    conversation earlier?

            14           A.    No, I talked with him on Tuesday

            15    morning.

            16           Q.    When did you get the call from

            17    Mr. Lederman?

            18           A.    Thursday or Friday I would think,

            19    9th or 10th of November.

            20           Q.    And then a few days later Mr.

            21    LeBow called you; is that correct?

            22           A.    On Sunday.

            23           Q.    Had Mr. Lederman indicated to you

            24    that Mr. LeBow was going to call you?

            25           A.    No.







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             2           Q.    Between the time that you hung up

             3    the phone with Mr. Lederman and picked up the

             4    phone with Mr. LeBow, did you do anything --

             5           A.    I didn't do anything.

             6           Q.    You did nothing in connection

             7    with RJR during that time period; is that

             8    correct?

             9           A.    Correct.

            10           Q.    I asked that question only

            11    because we were speaking over one another.

            12           A.    I took it not at all seriously at

            13    that point.

            14           Q.    Did Mr. LeBow call you at home?

            15           A.    Yes.

            16           Q.    Did he tell you that Mr. Lederman

            17    had suggested that he give you a call?

            18           A.    I don't recall.

            19           Q.    What did he say?

            20           A.    He said he was Ben LeBow and

            21    could I meet with him on Tuesday for

            22    breakfast.

            23           Q.    Do you remember anything else in

            24    that call?

            25           A.    I don't.







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             2           Q.    Did you tell him that you would

             3    meet with him for breakfast?

             4           A.    Yes.

             5           Q.    Where did you meet?

             6           A.    At the hotel where he stays.

             7           Q.    Is that the Carlyle?

             8           A.    Yes.

             9           Q.    Between the call with Mr. LeBow

            10    on whenever it was, Sunday, I think you said

            11    and this Tuesday meeting --

            12           A.    No, I did not.

            13           Q.    -- did you do anything in

            14    connection with RJR?

            15           A.    I did not.

            16                 MR. MASHBERG:  You have to wait

            17           until he finishes the question.  I know

            18           it's frustrating.

            19           Q.    You met with Mr. LeBow on

            20    Tuesday, correct?

            21           A.    Yes.

            22           Q.    How long did that meeting last?

            23           A.    Four to five minutes.

            24           Q.    Who was there?

            25           A.    Mr. LeBow and Mr. Lorber.







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             2           Q.    Do you remember the date of this

             3    meeting?

             4           A.    Tuesday the 14th.

             5           Q.    Did you know Mr. Lorber prior to

             6    the meeting?

             7           A.    No.

             8           Q.    How was Mr. Lorber introduced to

             9    you?  How was he described to you when you met

            10    him?

            11                 MR. MASHBERG:  Object to the

            12           form.

            13           A.    I think Ben LeBow said that he

            14    was an old friend and close associate.

            15           Q.    Were you shown any documents or

            16    pieces of paper at this meeting?

            17           A.    No.

            18           Q.    Did you take any notes?

            19           A.    No.

            20           Q.    Did either Mr. LeBow or Mr.

            21    Lorber take any notes?

            22           A.    I don't know.

            23           Q.    Other than Mr. LeBow and Mr.

            24    Lorber and yourself, was there anyone else at

            25    this meeting during any part of it?







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             2           A.    No.

             3           Q.    What was said and by whom at the

             4    meeting?

             5           A.    I can't reconstruct this very

             6    well.  I only remember small fragments.  Ben

             7    LeBow had said he had been out last night

             8    playing with the boys.  I asked him what did

             9    he mean.  He said he had been playing poker at

            10    the Waldorf.  I can't reconstruct very well

            11    what he said about -- I mean, he did explain

            12    what is Brooke Group, what is New Valley or at

            13    least that they are related organizations.

            14    And he explained that they were trying to

            15    persuade the stockholders of RJR Nabisco to do

            16    two things:  One was to change the rule about

            17    who could call a meeting and the second was to

            18    ask for an immediate spin-off of Nabisco.

            19                 And he said that the only reason

            20    he was talking about nominating people for

            21    board of directors was that there was a

            22    requirement that they turn in such information

            23    to RJR Nabisco like one -- I remember the 20

            24    but I am not positive of that.

            25           Q.    Is there anything else?







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             2           A.    I am sure there is.  We talked

             3    quite a lot.  He asked me if there were things

             4    in my background that -- nefarious -- that I

             5    didn't want anybody to know about.  I asked

             6    him had he not had me checked out?  He said he

             7    had not.  Mr. Lorber and I exchanged things

             8    about Starbuck's coffee.  And at some point, I

             9    asked Lorber what his connection was with all

            10    this and I think he explained he is the

            11    president of New Valley.  So then I asked him

            12    what is New Valley.  But that was after LeBow

            13    had left.  That is, LeBow left and Lorber and

            14    I talked for 45 minutes.

            15           Q.    Can you remember anything else

            16    about the meeting, what was said at the

            17    meeting?

            18           A.    Probably but right this minute it

            19    is not coming into my head.

            20           Q.    Did Mr. LeBow identify any of the

            21    boys with whom he was playing poker the

            22    previous night?

            23           A.    He did.

            24           Q.    Who did he name?

            25           A.    He named several people.  I only







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             2    remember Carl Icahn's name but he did name

             3    several.

             4           Q.    So he said to you that he had

             5    been playing with Carl Icahn the previous

             6    evening, playing poker with Carl Icahn, that

             7    would be November 13th?

             8           A.    Yes.

             9           Q.    Did he mention Michael Price to

            10    you?

            11           A.    No.

            12           Q.    Did Mr. LeBow say why he was

            13    interested in having your involvement in the

            14    slate that he was going to name?

            15           A.    No, he did not.  I asked him --

            16                 MR. MASHBERG:  Just answer the

            17           questions.

            18           Q.    Did you ask him why he wanted to

            19    consider him in the slate?

            20           A.    I asked him, he said he trusted

            21    Lederman's judgment.

            22           Q.    So you asked him how it is he

            23    came to you and he said he trusted Mr.

            24    Lederman's judgment?

            25           A.    Yes, that is correct.







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             2           Q.    When he asked you whether there

             3    were things in your background, what did you

             4    say to him?

             5           A.    I said I was pretty much an

             6    establishment person.

             7           Q.    What did you mean by that?

             8           A.    I haven't done anything seamy, I

             9    am forthcoming president of the Academy of

            10    Management.  Got an honorary degree, I've got

            11    a fancy professorship.

            12           Q.    Did you discuss the pros and cons

            13    of the spin-off with Nabisco at the meeting?

            14           A.    Yes.

            15           Q.    What was said on that subject?

            16           A.    Well, I think Ben LeBow went

            17    through -- my recollection is he went through

            18    his set of the numbers, which are different

            19    from Lederman's set of the numbers.  And he

            20    talked about how many votes, what percentage

            21    of the votes he would need.  That is, of

            22    stockholder votes.

            23           Q.    Did he say anything else of the

            24    pros and cons of the spin-off?

            25           A.    I don't recall.







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             2           Q.    When you say Mr. LeBow went

             3    through his set of the numbers, what kind of

             4    numbers?

             5           A.    Well, if they were separated,

             6    Nabisco would be worth so much and RJR would

             7    be worth so much.

             8           Q.    Do you remember what he said

             9    Nabisco would be worth if they were separated?

            10           A.    I do not.

            11           Q.    What RJR would be worth?

            12           A.    I don't remember either of these

            13    numbers.  They come up -- I could recall a

            14    total in the forties.

            15           Q.    Did he show you any numbers, show

            16    you any spreadsheets or analysis?

            17           A.    No.

            18           Q.    You said they were different from

            19    Mr. Lederman's set of numbers.

            20           A.    Yes.

            21           Q.    When did Mr. Lederman provide you

            22    with a set of numbers?

            23                 MS. LICHSTEIN:  Object to the

            24           form.

            25                 MR. MASHBERG:  Object to the







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             2           form.

             3                 MR. STERN:  I will put a

             4           different question.

             5           Q.    What do you mean by different

             6    from Mr. Lederman's set of numbers?

             7           A.    Well, I recall that Lederman in

             8    my class said that he thought that RJR and

             9    Nabisco would each be worth maybe $21 as

            10    separate stocks.  Thus the total price --

            11    separated would be like $42.  I recall that

            12    Ben LeBow got a total somewhat like that but

            13    allocating the prices differently between RJR

            14    and Nabisco.

            15           Q.    So if I understand you correctly,

            16    the total came out to about the same but the

            17    components were valued differently?

            18           A.    That's right.

            19           Q.    What did Mr. LeBow say about the

            20    percentage of votes he would need?

            21           A.    He thinks --

            22                 MR. MASHBERG:  What did he say?

            23           A.    He said 85 percent would be

            24    conclusive.  Well, 85 percent of the people

            25    would vote.  And if he had 43 percent, he







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             2    would have a majority but he didn't think that

             3    a majority was going to be persuaded.  Later

             4    he said 60 to 70 percent of those who vote.  I

             5    don't recall whether he said that on the 14th.

             6           Q.    Was Mr. LeBow referring to a

             7    consent solicitation here or was he referring

             8    to a subsequent proxy contest involving a

             9    slate of directors when he was talking about

            10    these percentages?

            11           A.    I don't recall clearly.  I think

            12    he is talking about the consent solicitation.

            13    I am positive on the 60 to 70 percent he is

            14    talking about the consent solicitation.

            15           Q.    What did he say about the 60 to

            16    70 percent?

            17                 MS. LICHSTEIN:  Object to the

            18           form.  Asked and answered.

            19           A.    That for the current board of

            20    directors of RJR Nabisco to consider this a

            21    mandate from the stockholders you would have

            22    to have a very high percentage.

            23           Q.    Did he say whether he had been in

            24    touch with any RJR shareholders?

            25           A.    On the 14th?







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             2           Q.    Yes.

             3           A.    No, he did not.

             4           Q.    Can you remember anything else

             5    that Mr. LeBow said at this meeting?

             6           A.    Probably but again --

             7           Q.    Do you remember anything that you

             8    said other than --

             9                 MS. LICHSTEIN:  Other than what

            10           you already testified to.

            11           Q.    Other than what you testified to.

            12           A.    Not that I recall.

            13           Q.    Anything else that Mr. Lorber

            14    said?

            15           A.    No, just our talking about

            16    Starbuck's coffee.

            17           Q.    So the record is clear, are you

            18    in any way connected with Starbuck's coffee?

            19           A.    I own stock in it, too.  Fewer

            20    shares.

            21           Q.    Is it simply a coincidence that

            22    the Starbuck Company is named Starbuck?

            23           A.    Yes.  When you want quality.

            24           Q.    Did you and Mr. LeBow or Mr.

            25    Lorber reach any agreements or understanding







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             2    at this meeting?

             3           A.    I agreed to be a nominee.

             4           Q.    Did you discuss compensation at

             5    the meeting?

             6           A.    I wouldn't call it a discussion.

             7    Ben LeBow stated flatly that he was going to

             8    pay me $30,000.

             9           Q.    What did you say to that?

            10           A.    I said I was less motivated by

            11    money than he was, but that more was better

            12    than less.

            13           Q.    Did you discuss indemnification?

            14           A.    No.

            15           Q.    Other than as a poker partner the

            16    night before, did Mr. Icahn's name come up?

            17           A.    I don't think so.

            18           Q.    Did Mr. LeBow indicate whether he

            19    was working with Mr. Icahn on this matter?

            20           A.    Whatever was in The Wall Street


            21    Journal from far back in August.


            22           Q.    So you were aware of it; is that

            23    correct?

            24           A.    Yes.

            25           Q.    After the meeting at the Carlyle







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             2    that you just described what, if anything, did

             3    you do with respect to RJR?

             4                 I will put a different question.

             5           A.    As an individual?

             6           Q.    Let me put a different question.

             7                 Did you consult with counsel

             8    before agreeing to serve on the slate?

             9           A.    No.

            10           Q.    Going back to the previous

            11    question.  After this meeting, what did you as

            12    an individual with respect to RJR?

            13           A.    Nothing.

            14           Q.    I think you said that, earlier in

            15    your deposition, that you had a meeting with

            16    Mr. LeBow on November 16th; is that correct?

            17           A.    Yes.  Yes, everyone or most

            18    everyone met on the 16th.

            19           Q.    What is this meeting on the 16th

            20    that you are describing?

            21                 Let me ask a different question.

            22    Who was at the meeting that you are describing

            23    on November 16th?

            24           A.    Most, but I think not all, of the

            25    people on this list.  I think Fred Zuckerman







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             2    was not present.

             3           Q.    Referring to Exhibit 1?

             4           A.    Yes.  Rouben Chakalian, Bob

             5    Frome, Harry Ridings, myself, Peter Strauss.

             6    It was in the offices of Sard Verbinnen and he

             7    was there.  There was the woman whose name has

             8    escaped me.  Of course Lampen was there, yes.

             9                 Richard Lampen.

            10           Q.    Was this a meeting that included

            11    among its participants other people that had

            12    agreed to be on the proposed slate?

            13           A.    That was its purpose.

            14           Q.    How did you learn that that

            15    meeting was going to take place?

            16           A.    I may have been invited to it on

            17    Tuesday morning.

            18           Q.    By Mr. LeBow or Mr. Lorber; is

            19    that correct?

            20           A.    Yes.  I am not positive.

            21           Q.    Now, between your meeting at the

            22    Carlyle on the 14th and this meeting on the

            23    16th, did you have any communication with

            24    anyone concerning RJR?

            25           A.    I don't recall.







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             2           Q.    Did you perform any analysis or

             3    research concerning RJR?

             4           A.    No.

             5           Q.    Going to the meeting on the 16th,

             6    was Mr. LeBow at the meeting?

             7           A.    Yes.

             8           Q.    Mr. Lorber?

             9           A.    Yes.

            10           Q.    How long did that meeting last?

            11           A.    Well, with everyone present, it

            12    was only about 30 minutes, I think.  One

            13    person came about fifteen or 20 minutes late

            14    and that person left after about a half an

            15    hour.

            16           Q.    Who was that?

            17           A.    I believe that was Arnie Burns

            18    who came late and left early.

            19           Q.    Did you know any of the

            20    individuals on the proposed slate prior to

            21    meeting them in connection with Mr. LeBow's

            22    efforts?

            23           A.    Only LeBow and Lorber.

            24           Q.    Were any documents distributed at

            25    this meeting?







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             2           A.    Yes.

             3           Q.    What was distributed?

             4           A.    I believe you have a copy of a

             5    book.

             6           Q.    Before I mark it, I am going to

             7    show you a document and ask you, this is a

             8    document that's been produced to us, WS 221

             9    through 357, is that the book that was

            10    distributed?

            11           A.    I believe so.  It doesn't look

            12    exactly like my copy.

            13           Q.    We will come back to that.

            14           A.    My copy had a shiny cover.

            15                 MR. MASHBERG:  Just take a look

            16           through it.

            17           A.    It looks familiar.

            18           Q.    I have shown you the document.

            19           A.    I recall the Bernstein Research

            20    thing.

            21           Q.    Let me say I am showing you the

            22    document exactly the way I received it from

            23    counsel.

            24                 MR. MASHBERG:  It is photocopy

            25           which was a bound volume.







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             2                 MS. LICHSTEIN:  I think the

             3           record will be clear that shiny covers

             4           don't duplicate.

             5                 MR. STERN:  Why don't we mark

             6           this as Exhibit 2 and while you are

             7           doing that, we will take a break.

             8                 (Multipage document titled "RJR

             9                 Nabisco Selected Documents,"

            10                 bearing production Nos. WS 0221

            11                 through WS 0317, marked Starbuck

            12                 Exhibit 2 for identification, as

            13                 of this date.)

            14           Q.    I am going to place Exhibit 2

            15    before you, Mr. Starbuck.  Is that the

            16    document that was given to you at this

            17    meeting?

            18           A.    I believe so.

            19           Q.    Who distributed that document?

            20                 MS. LICHSTEIN:  Object to the

            21           form.

            22           A.    I am not sure.

            23           Q     The question is who handed it

            24    out.

            25           A.    I don't recall.







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             2           Q.    Did you read that document at any

             3    point in time?

             4           A.    I read parts of it.  I didn't

             5    read it all.

             6           Q.    Was that document discussed at

             7    the meeting?

             8           A.    No.

             9           Q.    Were there any other documents

            10    distributed at the meeting?

            11           A.    I don't think so.

            12           Q.    Did you ever see a draft of

            13    questions and answers that had been prepared

            14    by someone in connection with Brooke Group or

            15    Sard for use with the press should the press

            16    make contacts on this matter?

            17           A.    I think such a document was

            18    mentioned.  I don't recall having had a copy

            19    of that myself.

            20           Q.    Was the document --

            21           A.    But it might be that they handed

            22    it to us and we looked at it and we handed it

            23    back or something like that.  I don't -- I am

            24    pretty vague.  Was such a document in my

            25    papers?







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             1                      Starbuck

             2           Q.    Mr. Starbuck, I am going to show

             3    you a document that was previously marked as

             4    Exhibit 2 at the deposition of Peter Strauss.

             5    Do you know Mr. Peter Strauss?

             6           A.    Yes.

             7           Q.    Mr. Strauss is another member of

             8    the possible slate; is that correct?

             9           A.    Yes.

            10           Q.    Is that the connection in which

            11    you met Mr. Strauss?

            12           A.    I met him on the 16th.

            13           Q.    He was present at the meeting on

            14    November 16th that you described?

            15           A.    Yes.

            16           Q.    I am showing you that exhibit and

            17    I will ask you if you have ever seen that

            18    before minus the handwriting.

            19           A.    I am not actually sure I have.  I

            20    do recall a conversation on the 16th of a

            21    question-and-answer sheet.  I do not recall

            22    having actually had that document.

            23           Q.    What was said about a

            24    question-and-answer sheet on the 16th and by

            25    whom?







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             2           A.    I don't recall.

             3           Q.    Was there anything said at the

             4    meeting about how to deal with press

             5    inquiries?

             6           A.    Yes.

             7           Q.    What was said on that subject?

             8           A.    I referred them to Anna Cordasco

             9    or Sard Verbinnen.

            10           Q.    Who said that?

            11           A.    Anna Cordasco and Sard Verbinnen

            12    and I think Ben LeBow.

            13                 There was talk about having two

            14    people available to talk with reporters, a

            15    reporter the next day.

            16           Q.    Who were those people?

            17           A.    Peter Strauss and myself.

            18           Q.    Did you talk with the reporter

            19    the next day?

            20           A.    I did not.

            21           Q.    Did Mr. Strauss, to your

            22    knowledge?

            23           A.    I don't know.  He was quoted in

            24    the paper the next week but whether it was

            25    that day, I don't know.







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             2           Q.    Did anyone at the meeting ask you

             3    to make yourself available to the press?

             4           A.    Yes.

             5           Q.    What did you stay?

             6           A.    I said I would be available.

             7           Q.    Was that the last you heard of

             8    it?

             9           A.    Yes.

            10           Q.    Was there anything said at the

            11    meeting about the pros and cons of that

            12    business of a Nabisco spin-off?

            13           A.    I don't recall for sure.

            14           Q.    Was there anything said at the

            15    meeting about indemnification for the members

            16    of the proposed slate?

            17           A.    I don't recall.

            18           Q     Can you recall any discussion at

            19    the meeting other than that to which you

            20    already testified?

            21           A.    Yes.

            22           Q.    What do you recall?

            23           A.    Ben LeBow started talking about

            24    the debt that was transferred, that I

            25    mentioned to you earlier, the debt that was







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             2    transferred from the holding company to

             3    Nabisco.

             4           Q.    What did he say about that?

             5           A.    That it seemed to be a transfer,

             6    in his opinion, was made to benefit Henry

             7    Kravis personally rather than for the benefit

             8    of the companies.

             9           Q.    Did he tell you how this transfer

            10    benefited Henry Kravis personally?

            11           A.    Yes.

            12           Q.    What did he say?

            13           A.    That it paid off banks that it

            14    had loaned money -- much of the transfer of

            15    funds was used to pay off banks that had

            16    loaned money that Kravis might want to use

            17    again at a future date.

            18           Q.    Did he say anything else on this

            19    question, on this debt transfer?

            20           A.    No.

            21           Q.    How did the subject of the debt

            22    transfer come up?

            23           A.    I don't recall.

            24           Q.    Do you remember Mr. LeBow saying

            25    anything else at the meeting on any subject?







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             2           A.    No, not beyond what we already

             3    discussed.

             4           Q.    I think you said Mr. Lorber was

             5    at the meeting; is that correct?

             6           A.    Yes.

             7           Q.    Did Mr. Lorber say anything?

             8           A.    I don't recall.  I am sure he

             9    did, but I don't recall.

            10           Q.    Do you recall anything that was

            11    discussed at the meeting other than what you

            12    already described?

            13           A.    The meeting was mainly people

            14    introducing themselves to each other.  Who am

            15    I, who are you.

            16           Q.    So the people at the meeting, did

            17    you go around the table and each person

            18    described themself or herself briefly?

            19           A.    Correct.

            20           Q.    How did the meeting resolve

            21    itself in terms of what would happen next, was

            22    there any discussion of that?

            23                 MR. MASHBERG:  Objection to form.

            24           A.    What do you mean?

            25           Q.    Was there any discussion of what







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             2    the next step would be with respect to the

             3    effort in which the people in the room were

             4    engaged?

             5           A.    I don't know about discussion.

             6    There was this discussion about was there

             7    anyone there who could be available to talk to

             8    a reporter.  And they did not want anyone who

             9    was closely affiliated with LeBow for that

            10    purpose.  So that's why Strauss and I became

            11    alternatives.  And they talked about filing

            12    papers with RJR Nabisco the next week and thus

            13    things would have to be signed before that

            14    occasion.

            15           Q.    Who had that discussion, who was

            16    speaking about that?

            17           A.    I don't know.

            18           Q.    Did anyone give a reason why the

            19    persons available to the press should not be

            20    closely affiliated with Mr. LeBow?

            21           A.    No.

            22           Q.    Can you remember anything about

            23    the meeting that you haven't testified about?

            24           A.    I don't recall anything else.

            25    Oh, yes.







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             2           Q.    What is that?

             3           A.    Someone remarked to me that when

             4    the boys played poker, they play for $10,000 a

             5    card.

             6           Q.    Who made that remark?

             7           A.    I don't recall, one of the other

             8    people.

             9           Q.    What was that person referring

            10    to?

            11           A.    Oh, the Monday night poker games

            12    at the Waldorf.

            13           Q.    Was that the poker game that Mr.

            14    LeBow had mentioned to you at your first

            15    meeting?

            16                 MS. LICHSTEIN:  Object to the

            17           form.

            18           A.    It's a regular weekly game, I

            19    believe.  That's my understanding.

            20                 MR. MASHBERG:  Testify what was

            21           said.

            22           A.    Yes.  No, then, it was not that

            23    specific.

            24           Q.    Mr. LeBow is a regular player in

            25    the game; is that correct?







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             2                 MS. LICHSTEIN:  Object to the

             3           form.

             4           A.    I don't know.

             5           Q.    Were any other names mentioned,

             6    that is, players, names of players in this

             7    game?

             8           A.    We only discussed earlier that

             9    someone had mentioned Carl Icahn and other

            10    names.  LeBow had mentioned Icahn and other

            11    names but I don't recall what they were.

            12           Q.    Can you remember anything else

            13    that was said by anyone at this meeting?

            14           A.    No.

            15           Q.    What was your next communication

            16    with anyone concerning RJR?

            17           A.    I don't recall.  I exchanged many

            18    faxes with people from Milbank Tweed about

            19    indemnification agreements.  I have given you

            20    all the things I had.  I have received many

            21    faxes from Brooke Group, mostly newspaper

            22    stories.

            23           Q.    Did you receive anything from

            24    Brooke Group other than newspaper stories?

            25           A.    I don't recall.







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             2           Q.    Did there come a time when you

             3    completed a questionnaire concerning

             4    membership on a Brooke Group --

             5           A.    Yes.  That was pretty -- that

             6    surely had to be on Friday, Monday or Tuesday

             7    immediately after the 16th because they were

             8    going to file these papers the next week.

             9           Q.    "These papers" referring to

            10    papers to be sent to RJR with respect to the

            11    names of the proposed slate; is that correct?

            12           A.    That's right.

            13           Q.    And you obtained that

            14    questionnaire from the Milbank firm; is that

            15    correct?

            16           A.    Yes.  That was sent to me by fax

            17    and is in my computer.  And I completed it in

            18    the computer and sent it back out of the

            19    computer.  So you may not have it there.

            20           Q.    Other than filling out the

            21    questionnaire and receiving faxes from the

            22    Brooke Group and from Milbank of the Milbank

            23    firm, did you communicate with anyone

            24    concerning RJR in this period between the

            25    meeting at Sard and the next meeting which I







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             2    think you said earlier was December 9th?

             3           A.    I didn't communicate with anyone.

             4           Q.    Concerning RJR.

             5           A.    That's a very --

             6                 MS. LICHSTEIN:  Why don't we say

             7           did you have any conversations or

             8           meetings?  Could we try that, Mr.

             9           Stern?

            10           Q.    We will try that, I will accept

            11    that if that makes it easier.

            12           A.    No, I didn't have any business

            13    meetings with anyone.  I exchanged many faxes

            14    or received many faxes.

            15           Q.    Did you perform any analysis of

            16    RJR or Nabisco?

            17           A.    No.

            18           Q.    Did you consult with any lawyers?

            19           A.    No, I did not.

            20           Q.    I am not playing a trick.  Other

            21    than your communications with Milbank, did you

            22    consult with any lawyers about the situation?

            23           A.    No, I did not.

            24           Q.    Did you discuss the terms of an

            25    indemnification agreement with anyone?







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             2           A.    No, I did not.

             3           Q.    Did you discuss with anyone

             4    whether a director who approved the spin-off

             5    of Nabisco should be concerned about personal

             6    legal liability?

             7                 MS. LICHSTEIN:  Objection to the

             8           form.

             9                 MR. MASHBERG:  Time frame.

            10           Q.    At any time.

            11           A.    I had a conversation with someone

            12    who raised the question themselves who knew I

            13    was involved in this and he said, "Should you

            14    get separate liability insurance?"

            15           Q.    Who said that?

            16           A.    I don't recall.  Presumably a

            17    colleague at the school but I can't recall.

            18           Q.    What did you say?

            19           A.    I said this isn't an issue yet, I

            20    am not a nominee yet.

            21           Q.    If and when you become a nominee

            22    do you know whether that becomes an issue?

            23                 MS. LICHSTEIN:  Object to the

            24           form.

            25           A.    Let's wait and see what happens.







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             2    We're currently hoping you see that this won't

             3    happen.

             4           Q.    What do you mean by that?

             5                 MR. MASHBERG:  Just answer his

             6           questions, okay.

             7           A.    Well, my understanding is that

             8    the purpose of the consent solicitation is to

             9    get the stockholders to persuade the current

            10    board of directors to spin it off.

            11           Q.    And if that happens, then the

            12    slate will not run; is that correct?

            13           A.    That's right.

            14           Q.    Have you committed to anyone to

            15    support an immediate spin-off of Nabisco if

            16    you should be elected an RJR director?

            17                 MS. LICHSTEIN:  Object to the

            18           form.

            19           A.    No.

            20           Q.    So you didn't make that

            21    commitment with Mr. LeBow; is that correct?

            22                 MS. LICHSTEIN:  Objection to the

            23           form.

            24                 MR. MASHBERG:  Asked and

            25           answered.







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             2           A.    No.

             3           Q.    Is it correct that your next

             4    meeting with Mr. LeBow was December 9th?

             5           A.    That's the date that's in my

             6    head.

             7           Q.    Was that a meeting at the Friars

             8    Club?

             9           A.    Yes.

            10           Q.    Do you remember how you learned

            11    that that meeting was to take place?

            12           A.    No, I don't.  Well, I was

            13    telephoned.

            14           Q.    Who told you that?

            15           A.    The secretary from Brooke Group

            16    asked would I be available and I think they

            17    asked me about more than one day.  Like maybe

            18    Wednesday or Thursday.

            19           Q.    I assume you said yes; is that

            20    correct?

            21           A.    Yes.

            22           Q.    Did you go to that meeting?

            23           A.    Yes.

            24           Q.    Who was present?

            25           A.    Lorber, Lampen, Burns, Chakalian,







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             2    Frome.

             3                 MR. MASHBERG:  Let the record

             4           reflect that the witness is looking at

             5           Exhibit 1.

             6           A.    I don't remember whether Barry

             7    Ridings was there, Peter Strauss was there.

             8    And Ben LeBow.

             9           Q.    Just so the record is clear, in

            10    your earlier answer did you mean to refer to a

            11    Rouben Chakalian as being present at the

            12    meeting?

            13           A.    Yes.

            14           Q.    What was said and by whom at the

            15    meeting?

            16           A.    Lots of things.  It was a lunch,

            17    it went on for an hour and-a-half.

            18           Q.    Was RJR discussed at the meeting?

            19           A.    Yes.

            20           Q.    And what was said on the subject

            21    of RJR?

            22           A.    It seems like you are kind of --

            23    I don't know quite how to respond to such an

            24    open-ended statement.

            25           Q.    Were any documents distributed at







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             2    the meeting?

             3           A.    I don't recall that.

             4           Q.    Did anyone take notes at the

             5    meeting?

             6           A.    No, I don't think so.  I don't

             7    remember anyone.

             8           Q.    You didn't take notes?

             9           A.    No.

            10           Q.    Did Mr. LeBow address the group?

            11           A.    I wouldn't say addressed the

            12    group, we were sitting around the table and he

            13    spoke as well as others.

            14           Q.    Do you remember what Mr. LeBow

            15    said about RJR?

            16           A.    Well, I think he mostly talked

            17    about what he was doing rather than about RJR.

            18    He said that they were about to -- that they

            19    were planning to mail out their consent

            20    solicitation at the end of December so that

            21    people would receive it soon after the New

            22    Year.  That he was planning to visit the large

            23    stockholders himself.  That they had different

            24    people who were going to see different levels

            25    of stockholders.







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             2           Q.    Did he mention any shareholders

             3    he was planning to visit?

             4           A.    By name, no.

             5           Q     Did he ask any of the people

             6    present to contact anyone?

             7           A.    No, he did not.

             8           Q.    Contact anyone concerning RJR.

             9           A.    I don't recall that he did.

            10           Q.    Did Mr. LeBow say anything else

            11    at this meeting?

            12           A.    I am sure he did.  Yes.

            13           Q.    To the extent that you recall.

            14           A.    I am sure he did.

            15           Q     Can you recall anything else that

            16    Mr. LeBow said concerning RJR?

            17           A.    Yes.

            18           Q.    What else did he say on that

            19    subject?

            20           A.    He said he was uncomfortable

            21    talking to the large stockholders and not

            22    mentioning his hope of possibly merging

            23    Liggett with RJR.

            24           Q.    Had Mr. LeBow ever mentioned to

            25    you prior to this occasion a hope of merging







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             2    Liggett with RJR?

             3                 MS. LICHSTEIN:   Object to the

             4           form.

             5           A.    Yes.

             6           Q.    When did he raise that with you?

             7           A.    When we ate breakfast on the 14th

             8    of November.

             9           Q.    What did Mr. LeBow say on that

            10    subject at that time?

            11                 MS. LICHSTEIN:  Object to the

            12           form.

            13           A.    I regret to say I am pretty

            14    vague.  I don't recall whether he said that he

            15    had once had that thought or whether he said

            16    that he still had that thought.  I just recall

            17    that he said that that idea had been

            18    someplace.

            19           Q.    Did he say why -- referring to

            20    the first discussion I think on November

            21    14th -- did he say why he had that thought?

            22           A.    No, he did not.

            23           Q.    Did he say anything more that you

            24    can recall in November?

            25           A.    November 14th?







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             2           Q.    Yes.

             3           A.    No, I only have the vaguest

             4    recollection.  I am trying to remember what he

             5    said and I cannot.

             6           Q.    Moving forward to December 9th,

             7    do you remember anything else at the December

             8    9th meeting that he said on the subject of a

             9    possible merger between Liggett and RJR?

            10           A.    Will, when he raised this and

            11    said he was uncomfortable, Lorber pointed out

            12    to him that if the consent solicitation

            13    succeeded that this would not be an issue and

            14    LeBow said yes, you are right.

            15           Q.    Did Mr. Lorber say anything else

            16    on that subject?

            17           A.    No, he just said that basic -- I

            18    mean, I am putting words in his mouth but he

            19    basically said to LeBow you are spinning your

            20    wheels about a thing that isn't an issue now.

            21           Q.    Did you have any understanding as

            22    to why Mr. Lorber believed that a possible

            23    Liggett merger would not be an issue if the

            24    consent solicitation succeeded?

            25                 MR. MASHBERG:  Don't speculate,







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             2           just answer his question with facts.

             3           A.    Both LeBow and Lorber made

             4    statements indicating that they thought there

             5    was a good chance that a very high percentage

             6    of the current stockholders might vote for an

             7    immediate spin-off.  And hence that the

             8    current board might be motivated to do

             9    something.  Let us say they were optimistic.

            10           Q.    How would the event that you just

            11    described affect a possible Liggett/RJR

            12    merger, to your understanding?

            13                 MS. LICHSTEIN:  Object to form.

            14           A.    I don't know.

            15           Q.    Did Mr. LeBow --

            16                 MR. MASHBERG:  Wait.  Are you

            17           done with your answer?

            18                 THE WITNESS:  Yes.

            19           Q.    Did Mr. LeBow say at any time in

            20    your presence that he was considering pursuing

            21    a business combination of some kind between

            22    RJR and Liggett?

            23                 MR. MASHBERG:  Object to the

            24           form.

            25                 You can answer.







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             2           A.    Back on November 14th, he either

             3    said he had been or that he still was.  And I

             4    think on December 9th he implied that he still

             5    was but that that was not an immediate issue.

             6           Q.    Do you remember anything else

             7    that was said on the subject of RJR at this

             8    December 9th meeting?

             9           A.    I think somebody said that RJR

            10    had filed suit.

            11           Q.    Who said that?

            12           A.    Possibly Lorber but I am not

            13    certain.

            14           Q.    Do you remember what was said on

            15    the subject of an RJR suit with --

            16           A.    What I recall was that someone

            17    representing RJR had gone to people in the Far

            18    East and asked them for depositions.

            19           Q.    Do you remember that being said

            20    at the meeting?

            21           A.    That's what I recall.

            22           Q.    Who said that?

            23           A.    Possibly Lorber.  And LeBow said

            24    oh, that must be people I talked with.

            25           Q.    Did Mr. LeBow say who he had







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             1                      Starbuck

             2    spoken to?

             3           A.    I think one or two specific names

             4    were mentioned.  I recall the Philippines and

             5    Hong Kong name mentioned.

             6           Q.    Was Lucio Tan mentioned?

             7           A.    That's the one name that I

             8    vaguely recall.

             9                 That in the Philippines?

            10           Q.    Did Mr. LeBow or Mr. Lorber

            11    mention Lucio Tan?

            12           A.    One of them.

            13           Q.    Did either Mr. LeBow or Mr.

            14    Lorber mention that Mr. Tan was located in the

            15    Philippines.

            16           A.    That's my recollection.

            17           Q.    Did either Mr. LeBow or Mr.

            18    Lorber mention that Mr. LeBow had been in

            19    contact with someone in Hong Kong?

            20           A.    That's what I recall.

            21           Q.    Did either gentlemen mention the

            22    name of the person in Hong Kong?

            23           A.    Possibly, I don't recall.

            24           Q.    Did either Mr. LeBow or Mr.

            25    Lorber mention why they had, LeBow, had been







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             1                      Starbuck

             2    in contact with Mr. Tan?

             3           A.    Only that it rejected RJR.

             4           Q.    Did Mr. LeBow or Mr. Lorber say

             5    why LeBow had been contact with a gentleman in

             6    Hong Kong?

             7           A.    No, again the same answer.

             8           Q.    I think in an earlier answer you

             9    said something about people seeking

            10    depositions from people in the Philippines or

            11    Hong Kong; did I remember that correctly?

            12           A.    Something like that is what I

            13    recall, yes.  You need to understand this is a

            14    very vague recollection.

            15                 MR. MASHBERG:  Just answer the

            16           question.

            17           Q.    Did that comment come from either

            18    Mr. LeBow or Mr. Lorber?

            19           A.    I believe so.

            20           Q.    Do you remember which one?

            21           A.    No.

            22           Q.    Did the speaker say how he came

            23    to know about that?

            24           A.    No, I don't think so.

            25           Q.    Was anything else said on the







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             2    subject of contacts in the Far East?

             3           A.    I don't recall anything else.

             4           Q.    Was this the first time you had

             5    heard the name Lucio Tan?

             6           A.    Yes.

             7           Q.    Do you remember anything else

             8    that either Mr. LeBow or Mr. Lorber said at

             9    the Friars Club meeting?

            10           A.    Yes.

            11           Q.    What do you remember?

            12           A.    Michael Price.

            13           Q.    What was said about Michael Price

            14    and by whom?

            15           A.    LeBow.  Said that Michael Price

            16    had been buying RJR stock, he was now a

            17    substantial stockholder.  That he had filed a

            18    report I believe at the end of September or

            19    something like that.  Stating that he had a

            20    large amount of stock but in fact he had more

            21    stock than appeared to be the case on the

            22    report because he had been buying it since

            23    that time that LeBow had met with him and

            24    discussed the spin-off.

            25           Q.    Mr. LeBow say anything more about







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             2    Mr. Price that you can recall?

             3           A.    I don't recall anything else.

             4           Q.    Did he say when he met with him?

             5           A.    No.

             6           Q.    Did he say --

             7           A.    I had the impression it was very

             8    recent.

             9           Q.    Did he say what Mr. Price had

            10    said to him about the spin-off?

            11           A.    Yes.

            12           Q.    What did he say?

            13           A.    That he was fully supportive.

            14           Q.    Did he say how much stock Mr.

            15    Price had purchased since filing his report?

            16           A.    Well, he said how much he had in

            17    total.

            18           Q.    How much was that?

            19           A.    I don't recall the number.

            20           Q.    Do you recall it being more than

            21    a million shares?

            22           A.    I recall it being a lot of

            23    shares.

            24           Q.    But you don't recall how many?

            25           A.    No.







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             2           Q.    Did Mr. LeBow say anything to

             3    indicate to that he had been attempting to

             4    interest other people in purchasing RJR

             5    shares?

             6                 MR. MASHBERG:  Object to the

             7           form.

             8                 MS. LICHSTEIN:  Object to the

             9           form.

            10                 MR. STERN:  It's a bad question,

            11           let me rephrase it.

            12           Q.    Did Mr. LeBow say anything either

            13    at this meeting or any earlier meeting to

            14    indicate that Mr. LeBow had solicited anyone

            15    to purchase shares of RJR?

            16           A.    No, he did not.

            17           Q.    Did you have any understanding

            18    from any source that he was doing so?

            19           A.    No, I did not.

            20           Q.    Do you remember anything else

            21    that Mr. LeBow and Mr. Lorber said at this

            22    Friars Club meeting?

            23           A.    Not immediately, no.

            24           Q.    Did Mr. LeBow or Mr. Lorber say

            25    what he expected yourself and the other







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             1                      Starbuck

             2    members of the possible slate to do next in

             3    connection with RJR?

             4                 MS. LICHSTEIN:  Object to the

             5           form.

             6           A.    I don't recall.

             7           Q.    What was your next conversation

             8    with anyone concerning RJR after this meeting?

             9    Let me ask a prior question.

            10                 Do you recall any earlier

            11    discussion about RJR at the meeting apart from

            12    what you testified about?

            13           A.    Not immediately, no.

            14           Q     What was your next contact about

            15    RJR?

            16           A.    I think that was when I received

            17    the fax stating that I was going to be asked

            18    to give a deposition.

            19                 MR. STERN:  Just for the record,

            20           the witness was pointing to Starbuck

            21           Exhibit 1.

            22           A.    And this is the correct document,

            23    yes.

            24           Q.    Is that it, sir?

            25           A.    December 19th, yes.  It must be.







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             2    And it came at my office and I think I

             3    mentioned this to someone who was in my

             4    office.

             5           Q.    To whom did you mention it?

             6           A.    Sorry, I don't recall.

             7           Q.    What did you do, what was the

             8    next event after receiving that fax concerning

             9    RJR?

            10           A.    I had some exchange with Marc

            11    Bell in January.  He said that he had been

            12    trying to serve me, I think he telephoned.

            13    People had been trying to serve me with a

            14    subpoena and they thought I was hiding.  I

            15    said I had been to Disney World with my

            16    granddaughter.  Anyone who came to Disney

            17    World could have found me.  He said well,

            18    would you sign the form allowing Milbank to

            19    take the subpoena on your behalf, so I did

            20    that.

            21           Q.    What was your next communication

            22    with anyone concerning RJR?

            23           A.    Probably a phone call from

            24    Milbank telling me to go meet with Gregg

            25    Mashberg.







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             1                      Starbuck

             2                 MS. LICHSTEIN:  Mr. Starbuck,

             3           your communications with Milbank Tweed

             4           and Proskauer need not be testified to,

             5           they entail attorney-client

             6           communications.

             7           Q.    I am not interested in your

             8    conversations with your attorneys for purposes

             9    of seeking legal advice with respect to this

            10    deposition.

            11                 Other than those kinds of

            12    conversations, have you had any conversations

            13    with anyone concerning RJR other than that

            14    about which you already testified?

            15           A.    I don't recall any.

            16           Q.    Have you performed any financial

            17    analysis of RJR?

            18           A.    No.

            19           Q.    Did you ever hear any further

            20    reference to Mr. Tan?

            21           A.    No.

            22           Q.    Did you ever hear of George

            23    Levin?

            24           A.    No.

            25           Q.    I know you heard of Mr. Price.







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             2    Have you had any discussions about Mr. Price

             3    other than the one that you told me about?

             4           A.    No.

             5           Q.    Did you ever hear of Gary Black?

             6           A.    Is he one of the financial

             7    analysts in the stock for Bernstein?

             8           Q.    I am asking you whether you heard

             9    of Mr. Black.

            10           A.    That's what comes into my head.

            11    In this document is a report from Bernstein.

            12           Q.    The witness is referring to

            13    Exhibit No. 2.

            14           A.    Starbuck 2.

            15           Q.    Is that how you have heard --

            16           A.    I will look.

            17                 MR. MASHBERG:  You asked the

            18           question.

            19           A.    Gary Black, yes.

            20           Q.    You recognize the name Gary Black

            21    as an analyst?

            22           A.    From this document.

            23           Q.    But you haven't had any

            24    discussions with Mr. Black?

            25           A.    No.







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             2           Q.    Have you had any discussions with

             3    anyone about Mr. Black?

             4           A.    No.

             5           Q.    Have you ever heard of Gary

             6    Klesch?

             7           A.    No, I don't think so.

             8           Q.    Have you heard of a firm

             9    Wassherstein Parella?

            10           A.    Yes.

            11           Q.    You know them to be an investment

            12    banking firm?

            13           A.    Yes.

            14           Q.    Did you ever discuss Wassherstein

            15    Parella with Mr. LeBow?

            16           A.    No.

            17           Q.    Did it ever come to your

            18    attention that Wassherstein Parella and Mr.

            19    LeBow were at one time consulting about RJR?

            20           A.    No.

            21           Q.    Do you know Baeza?

            22           A.    No.

            23           Q.    Have you ever heard of a company

            24    called Tabaca Lera?

            25           A.    No.







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             2           Q.    Intabex?

             3           A     No.

             4           Q.    Have you ever heard of a

             5    gentleman named Tony Taberer?

             6           A.    No.

             7           Q.    Have you heard of the company

             8    Rothman Tobacco?

             9           A.    Cigarette company in Britain, I

            10    believe.

            11           Q.    Are you aware of any discussions

            12    between LeBow and Rothmans concerning RJR?

            13           A.    No.

            14           Q.    Have you ever heard of someone

            15    named Mike Hirschfeld?

            16           A.    Is this a lawyer at Milbank?

            17           Q.    There's a lawyer at Milbank named

            18    that.  Did you have any discussions with Mike

            19    Hirschfeld concerning RJR?

            20           A.    I think so but I don't remember.

            21           Q.    Don't tell me what you said.

            22    When did you have those discussions or did you

            23    have one discussion with Mr. Hirschfeld or

            24    more than one?

            25           A.    My recollection is that he is the







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             2    one that handled the indemnification

             3    agreement.

             4           Q.    You discussed the indemnification

             5    agreement that you previously testified about

             6    with Mr. Hirschfeld?

             7           A.    Yes.

             8           Q.    What did you and he say to each

             9    other?

            10           A.    He said please sign this thing,

            11    thinks like that.

            12           Q.    You recall no further discussion

            13    on it?

            14           A.    He probably also handled the

            15    application -- the form --

            16           Q.    I am not asking you to speculate.

            17           A.    Information paper I filled out he

            18    probably sent to me.  I filled it and sent it

            19    back.

            20           Q.    Did you have any discussions of

            21    substance with Mr. Hirschfeld?

            22           A.    No.

            23           Q.    Have you ever heard of an entity

            24    called Steel Partners?

            25           A.    No.







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             2           Q.    Have you ever heard of the name

             3    W. Lichtenstein in connection with RJR?

             4           A.    No.

             5           Q.    Have you had any discussions with

             6    anyone at any time concerning the application

             7    of the Investment Company Act of 1940 to New

             8    Valley?

             9           A.    No.

            10           Q.    Other than the indemnification

            11    agreement that you told me about and the

            12    $30,000 payment, do you have any agreements or

            13    understanding with Brooke Group?

            14           A.    No.

            15           Q.    With Mr. LeBow?

            16           A.    No.

            17           Q.    With anyone else concerning RJR?

            18           A.    No.

            19           Q.    Have you ever done any financial

            20    analysis of Liggett Corporation?

            21           A.    No.

            22           Q.    Other than what you may have

            23    testified about, have you discussed with

            24    anyone the business combination of any kind of

            25    Liggett and RJR?







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             2           A.    No.

             3           Q.    Have you discussed with anyone

             4    how RJR would be managed in the event that the

             5    slate of which you are a member would be

             6    elected to the board of directors of RJR?

             7           A.    No.

             8           Q.    Have you ever been made aware

             9    that Mr. Zuckerman was at one time considering

            10    a hostile takeover of RJR?

            11           A.    No.

            12           Q.    Have you ever heard of someone

            13    named Chris Andersen?

            14           A.    No.

            15           Q.    At the meeting at the Friars

            16    Club, was there any discussion with Mr. Icahn?

            17           A.    I don't recall any.

            18           Q.    In any of your discussions with

            19    Mr. LeBow, has the subject of greenmail ever

            20    come up?

            21           A.    No.

            22           Q.    Did you ever discuss, in any of

            23    the meetings that you described with Mr.

            24    LeBow, did the subject of Mr. LeBow or Mr.

            25    LeBow's agreements with Mr. Icahn come up?







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             2           A.    No.

             3           Q.    Did anyone ever discuss a $50

             4    million payment that Mr. LeBow and Mr. Icahn

             5    or their affiliates had agreed to make under

             6    certain circumstances?

             7           A.    No one has discussed it.  It's in

             8    these documents.

             9           Q.    Referring to --

            10           A.    Solicitation.

            11           Q.    Referring to the RJR

            12    solicitation; is that correct?

            13           A.    Yes.

            14           Q.    When was the last time that you

            15    discussed RJR with Mr. Lederman?

            16           A.    The 12th of November.

            17           Q.    Was that the occasion --

            18           A.    Pardon me, not the 12th, the 9th

            19    or 10th.

            20           Q.    When he called you to solicit

            21    your interest in the slate, is that right?

            22           A.    Right.

            23                 MR. STERN:  Let me just mark as

            24           the next exhibit, a document that was

            25           produced to us by or on behalf of Mr.







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             1                      Starbuck

             2           Starbuck, 129 to 217.

             3                 (Group of documents, bearing

             4                 production Nos. WS 129 through

             5                 217, marked Starbuck Exhibit 3

             6                 for identification, as of this

             7                 date.)

             8           Q.    Mr. Starbuck, Exhibit 3 has been

             9    placed before you.  Can you identify that

            10    document, please?

            11           A.    It appears to be the document

            12    sent to RJR Nabisco on November 20, 1995.

            13           Q.    With respect to the proposed

            14    slate of directors; is that correct, sir?

            15           A.    Yes.

            16           Q.    Have you read that document

            17    before today?

            18           A.    Let us say I looked at it.  In

            19    November.

            20                 I have not read it --

            21           Q.    Did you read it carefully?

            22           A.    No, I have not.

            23           Q.    Sir, I am going to have marked as

            24    a single exhibit, a collection of what appear

            25    to be faxes from your file.  I am going to ask







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             1                      Starbuck

             2    you if you can simply identify these exhibits

             3    and confirm to me that these are the press

             4    releases and news articles and related

             5    materials that you received by fax from the

             6    Brooke Group.

             7                 MR. MASHBERG:  Maybe I can help

             8           out, Mr. Stern.  I can represent that

             9           these documents, Bates stamp WS, I

            10           don't know if these are all in order.

            11           Documents that the witness provided to

            12           me and I had copied and caused to be

            13           delivered to you.  And these are

            14           responsive to your subpoena to Mr.

            15           Starbuck.

            16                 (Group of documents, bearing

            17                 production Nos. WS 0005 through

            18                 WS 0071 marked Starbuck Exhibit 4

            19                 for identification, as of this

            20                 date.)

            21                 MR. MASHBERG:  I don't know that

            22           he can identify each and every one.

            23           A.    I am sure I cannot.

            24                 MR. STERN:  Well, with counsel's

            25           representation, I think the record is







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             1                      Starbuck

             2           sufficient for the present purposes.

             3                 MR. MASHBERG:  Thank you.

             4                 MR. STERN:  I am going to mark as

             5           the next exhibit, three documents that

             6           were given to us on behalf of Mr.

             7           Starbuck, WS 1 through 4 and WS 65

             8           through 68.

             9                 (Three documents, letters to RJR

            10                 Nabisco stockholders, bearing

            11                 production Nos. WS 1 through 4

            12                 and WS 65 through 68 marked

            13                 Starbuck Exhibit 5 for

            14                 identification, as of this date.)

            15           Q.    Those documents appear to be

            16    letters to shareholders, do you see that,

            17    letters to RJR shareholders?

            18           A.    Yes.

            19           Q.    What were your sources of those

            20    letters?

            21                 MR. MASHBERG:  Where did he get

            22           them from?

            23           Q.    Where did you get them?

            24           A.    I believe these came as faxes to

            25    me, although it's possible by December 19th







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             1                      Starbuck

             2    that Mr. Goldstone was writing to me as a

             3    stockholder.

             4           Q.    In your capacity as a

             5    shareholder?

             6           A.    Yes.

             7           Q.    If they came by fax, they would

             8    have come from Brooke Group; is that correct?

             9           A.    Yes.

            10                 I'd have to look at the originals

            11    to see whether they were faxes or letters.  I

            12    have received something from RJR as a

            13    stockholder.

            14           Q.    Offhand, you don't recall what

            15    you got from them?

            16           A.    RJR's own consent solicitation or

            17    nonconsent solicitation.

            18                 MS. LICHSTEIN:  Solicitation of

            19           consent.

            20                 MR. STERN:  Finally I'd like to

            21           mark what is going to be the last

            22           exhibit, a document that came from Mr.

            23           Starbuck, WS 12 through WS 54.

            24                 (Consent solicitation, bearing

            25                 production Nos. WS 12 through WS







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             1                      Starbuck

             2                 54, marked Starbuck Exhibit 6 for

             3                 identification, as of this date.)

             4           Q.    Mr. Starbuck, Exhibit 6 has been

             5    placed before you, do you recognize that

             6    document?

             7           A.    This appears to be the consent

             8    solicitation from Brooke Group.

             9           Q.    Who sent that copy to you, sir?

            10           A.    Well, I have torn off the cover

            11    sheet but it says New Valley Corp. at the top.

            12           Q.    You recognize New Valley as an

            13    affiliate of Brooke Group; is that correct?

            14                 MS. LICHSTEIN:  Object to the

            15           form.

            16           Q.    You can answer.

            17           A.    Yes.

            18           Q.    Having looked as quickly as you

            19    have at the last set of exhibits, have I

            20    refreshed your recollection as to any

            21    communications you had with anyone concerning

            22    RJR since October 1995?

            23                 MR. MASHBERG:  Object to the

            24           form.  Beyond what he has already

            25           spoken about here?







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             1                      Starbuck

             2                 MR. STERN:  Yes.

             3           A.    Not beyond what we already

             4    covered.

             5           Q.    Have you discussed with anyone,

             6    with Mr. LeBow or Mr. Lorber or anyone else

             7    associated with Brooke Group a possible

             8    transaction involving options on securities of

             9    RJR?

            10           A.    No.

            11                 MR. STERN:  I have no further

            12           questions at this time.  We reserve our

            13           right to question Mr. Starbuck further

            14           should developments in this case

            15           warrant or should further questioning

            16           be indicated by the supplemental

            17           document production that I anticipate

            18           that Mr. Starbuck's counsel will make.

            19                 (Continued on next page.)

            20

            21

            22

            23

            24

            25







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             1                      Starbuck

             2                 MS. LICHSTEIN:  I believe that

             3           the deposition is concluded.  Thank you

             4           very much.

             5                 (Time noted:  4:30 P.M.)

             6                 _____________________________

             7                 William H. Starbuck

             8

             9    Subscribed and sworn to

            10    before me this______day

            11    of_________________1996.

            12

            13

            14

            15

            16

            17

            18

            19

            20

            21

            22

            23

            24

            25







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             1

             2
                                  C E R T I F I C A T E
                                 _ _ _ _ _ _ _ _ _ _ _
             3
                  STATE OF NEW YORK     )
             4                          )  ss.:
                  COUNTY OF NEW YORK    )
             5
                               I, ANGELA CASTORO, a Shorthand
             6
                         Reporter and Notary Public within
             7
                         and for the State of New York, do
             8
                         hereby certify:
             9
                               That I reported the proceedings in
            10
                         the within-entitled matter, and that the
            11
                         within transcript is a true record of
            12
                         such proceedings.
            13
                               I further certify that I am not
            14
                         related, by blood or marriage, to any of
            15
                         the parties in this matter and that I am
            16
                         in no way interested in the outcome of
            17
                         this matter.
            18
                               IN WITNESS WHEREOF, I have hereunto
            19
                         set my hand this__29th__day of_January,
                                           ____         _______
            20
                         1996.
            21
                                        __________________________
            22                             ANGELA CASTORO

            23

            24

            25







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             1

             2    January 29, 1996

             3                           I N D E X
                                         _ _ _ _ _

             4    WITNESS                                      PAGE
                  _______                                      ____
                  WILLIAM H. STARBUCK
             5           Examination by Mr. Stern                4

             6                        E X H I B I T S
                                      _ _ _ _ _ _ _ _

             7    STARBUCK
                  ________
                  FOR_IDENTIFICATION                           PAGE
                  ___ ______________                           ____
             8    1      Subpoena, bearing production
                         No. WS 77                               8
             9
                  2      Multipage document titled
            10           "RJR Nabisco Selected Documents,"
                         bearing production Nos. WS 0221
            11           through WS 0317                        70

            12    3      Group of documents, bearing
                         production Nos. WS 129 through
            13           217                                   108

            14    4      Group of documents, bearing
                         production Nos. WS 0005
            15           through WS 0071                       109

            16    5      Three documents, letters to
                         RJR Nabisco stockholders, bearing
            17           production Nos. WS 1 through
                         4 and WS 65 through 68                109
            18
                  6      Consent solicitation, bearing
            19           production Nos. WS 12 through
                         WS 54                                 110
            20

            21

            22                     DOCUMENT_REQUEST
                                   ________ _______
                                     PAGE   LINE
                                     ____   ____
            23                        21     11

            24

            25







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